                                                 -------------------------------
                                                 OMB APPROVAL

                                                 OMB Number: 3235-0570
                                                 Expires: October 31, 2006
                                                 Estimated average burden
                                                 hours per response. . . . .19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-06557
                                    ---------------------

                                STI Classic Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

           BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   614-470-8000
                                                    -------------------

Date of fiscal year end:    03/31/05
                         ---------------

Date of reporting period:     03/31/05
                          ----------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                           2005  A N N U A L  R E P O R T

                            STI CLASSIC EQUITY FUNDS



























                                                                  March 31, 2005








                               STI CLASSIC FUNDS

TABLE OF CONTENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS ANNUAL REPORT MARCH 31, 2005

President and CIO Letter to Shareholders ..................................   1

MANAGEMENT DISCUSSION AND ANALYSIS

Aggressive Growth Stock Fund ..............................................   3
Balanced Fund .............................................................   5
Capital Appreciation Fund .................................................   7
Emerging Growth Stock Fund ................................................   9
Growth and Income Fund ....................................................  11
International Equity Fund .................................................  13
International Equity Index Fund ...........................................  15
Life Vision Aggressive Growth Fund ........................................  17
Life Vision Conservative Fund .............................................  19
Life Vision Growth and Income Fund ........................................  21
Life Vision Moderate Growth Fund ..........................................  23
Mid-Cap Equity Fund .......................................................  25
Mid-Cap Value Equity Fund .................................................  27
Small Cap Growth Stock Fund ...............................................  29
Small Cap Value Equity Fund ...............................................  31
Strategic Quantitative Equity Fund ........................................  33
Tax Sensitive Growth Stock Fund ...........................................  35
Value Income Stock Fund ...................................................  37

SCHEDULE OF PORTFOLIO INVESTMENTS .........................................  39
Notes to Schedule of Portfolio Investments ................................  87
Statements of Assets and Liabilities ......................................  89
Statements of Operations ..................................................  93

Statements of Changes in Net Assets .......................................  99

Financial Highlights ...................................................... 105

Notes to Financial Financial Highlights ................................... 117

Notes to Financial Statements ............................................. 118

Report of Independent Registered Public Accounting Firm ................... 136

Trustees and Officers of the STI Classic Funds ............................ 137

Expense Examples .......................................................... 139

Special Meeting of Shareholders ........................................... 142

PRESIDENT AND CIO LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
MARCH 31, 2005

Dear Valued STI Classic Funds Shareholder,

The STI Classic Funds changed its official fiscal year end from May 31 to March
31. As a result, the "annual" shareholder letter this year will cover the 10 month period from June 1, 2004 through March 31, 2005. A great many pressures, policies, and events took place during this shorter time frame, and we will provide our perspective on how this has affected the direction and pace of the economy and financial markets.

Amid a firming economic backdrop and despite rising "headwinds," both the equity and bond markets registered net gains in the 10 month period ended March 31, 2005. The large-cap benchmark S&P 500 stock index rose 6.9% on a total return basis, while the Lehman Aggregate Bond Index gained 4.3%, though the path to both performances was anything but straight. Equities hovered in a trading range through the summer, before enjoying a post-election rally, while bond yields fell steadily through October, before bottoming and moving higher in the first quarter this year.

The economy demonstrated slow but steady and sustainable improvement throughout the past 10 months. For example, the stimulative effects of the previous tax cuts and mortgage rate declines faded as expected, and were gradually replaced with employment and income gains. Headline inflation remained near cycle lows for much of the period, though a combination of higher oil prices and emerging corporate pricing power signaled a turning point and an emerging upward trend. While the handoff from stimulus to sustainability was not exactly smooth, the evidence was adequate to convince the Federal Reserve Board (the "Fed") that the downside risks to the expansion were sufficiently reduced to begin raising short-term interest rates from the 1% low. Over the ensuing months, the Fed raised the overnight fed funds rate a total of seven times to 2.75% by March 31.

Several headwinds emerged as visible sources of restraint on growth during the period, and their influence persists today. These include:

o Higher energy prices: reduces discretionary income and raises operating costs
o Rising interest rates: raises cost of capital and slows housing
o Weaker dollar: raises the costs of imports and keeps upward pressure on rates
o Lower federal deficit: reduction of stimulus to supplement internal economic strength

In the fixed-income markets, three important trends affected relative performance and our strategy. The first trend was higher short-term interest rates and the flattening effect exerted on the shape of the yield curve. The spread between short and long maturity rates was near an extreme level, so we implemented a "barbell" maturity structure in our bond portfolios to take advantage of this possibility. The second factor was a further narrowing in the credit yield spread between Treasury and Corporate securities, due to signs of economic strength and improving liquidity. We maintained overweight positions in corporate bonds for much of the time to take advantage of this relative outperformance. Finally, the rising risk of higher inflation, combined with favorable supply/demand factors prompted us to establish an overweight position in Treasury Inflation-Index Securities, commonly referred to as TIPS. These strategies proved helpful to our shareholders as longer and shorter-term securities outperformed the middle of the yield curve, and corporate bonds outperformed Treasuries.

In the equity markets, oil and commodity price increases dominated stock performance. Energy stocks were the dominant sector, increasing 44% during the ten months, followed by utilities (+28%) and materials (+20%), though these last two sectors have relatively small market capitalizations. Performance in the larger technology (-3%), health care (-1%), and finance (2%) sectors lagged. The surge in energy stocks helped the value style outperform growth, while international stocks significantly outperformed the S&P 500. Also, small-cap stocks extended their outperformance string versus large-caps.

--------------------------------------------------------------------------------

Looking ahead, we remain positive on the outlook for the economy and corporate profits, but the rate of growth in both is likely to slow closer to historical averages, due to rising interest rates and more difficult comparisons, respectively. Economic growth may slow temporarily over the near term, but we expect real Gross Domestic Product(1) growth rate to match or slightly exceed the 3.0% average. We believe core inflation may trend moderately higher, supporting the Fed's plan to raise interest rates gradually in the months ahead, and the dollar could be under downward pressure.

We believe equities can perform well relative to bonds in the projected environment, despite the headwinds discussed above, though the sectors with the strongest returns are likely to be quite different from those of the past ten months. In the bond markets, we see continuing growth and emerging inflation pushing bond yields moderately higher. However, with the yield curve relatively flat and credit yield spreads at narrow levels, relative outperformance in bonds, like stocks, should come from different sectors in the period ahead.

In closing, we want to take this opportunity to thank you again for investing in STI Classic Funds. We are continuing efforts to broaden fund offerings and expand choices, while maintaining our unwavering commitment to the strong, independent research and consistent investment discipline that has helped make STI Classic Funds a premier source of value for our clients.

Sincerely,

/s/ Douglas S. Phillips

Douglas S. Phillips, CFA
President and Chief Investment Officer Trusco
Capital Management

(1)The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

AGGRESSIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Nancy Zevenbergen, CFA
-   Brooke de Boutray, CFA
-   Leslie Tubbs, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: Volatile energy prices, rising interest rates, inflation fears, and election uncertainties have dictated market direction, both positive and negative, over the last 10 months. Risk tolerance waned, depressing higher valuation companies and favoring value style investing, while smaller capitalized issues (especially mid-sized) outperformed larger counterparts. The Fund produced a total return of -1.10% (T Shares), trailing the positive 0.76% return of the Russell 3000(R) Growth Index for the 10 months ended March 31, 2005.

     Concentrated positions in Health Care were the prime performance culprits, as the drug/pharmaceutical industry continues to experience difficulties. The Fund's top weighted sector, Consumer Discretionary, also underperformed as internet issues declined on the perception of slowing growth in search-related advertising. Fund stock selection in Technology (computer technology and computer services/ software systems) and Finance (banks and finance/small loan) outperformed, posting positive gains against negative benchmark sector returns. Underweighted Consumer Staples and Utilities/Telecom Services (both double-digit gainers) minimally impacted the Fund's performance.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The benchmark Health Care sector contains more than 15% in drug/pharmaceutical and biotechnology issues, we believe it's no wonder that returns have been dismal throughout the past ten months. Concerns abound: pricing, regulation, reimbursement, patent expiry, and FDA conservatism have created an oppressive investment landscape. Fund positions trailed the benchmark, as higher valuation biotechnology and specialty pharmaceuticals declined, despite minimal change in fundamentals. Forest Laboratories, Inc. continued to struggle as wholesalers worked through inventories due to weaker antidepressant demand. Medicis Pharmaceutical Corp. also underperformed, as generic competition for their antibiotic acne therapy prepares to enter the market. Johnson & Johnson, Inc. and Gilead Sciences, Inc. both gained during the period, providing sector highlights.(1)


     Until first quarter 2005, Consumer Discretionary holdings were the top aggregate gainers for the Fund, but the perception of slowing growth in search-related advertising weighed on the Internet group in general, while eBay Inc. confronted company specific growth issues, composing most of the sector's decline.(1)

     Within Technology, a small number of overweighted issues supported Fund performance, but not sufficient to fully offset the sector's decline. While few issues performed well (Apple Computer, Inc. and Cognizant Technology Solutions Corp. were again the top Fund performers), the sector encompassed a handful of companies with below market returns. Disappointing earnings preannouncement for UTStarcom, Inc. sent the stock sharply lower. Management attributed the shortfall to a slowing Chinese economy, the maturation of the PAS market, and lower than expected capex from key Chinese service providers. PAS visibility continued to deteriorate and the position was sold.(1)

     Fund Finance stock selection was the largest positive contributor to performance, as all industries met or exceeded comparable benchmark returns. The majority of Fund holdings posted positive gains for the period, which was exceptional, given negative relative sector returns. Broad outperformance (banks, small loans and investment management) helped achieve the positive return, highlighting Investors Financial Services Corp. and SLM Corporation as top performers.+

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We firmly believe adhering to our investment process and philosophy through all market environments is critical for achieving superior long-term returns. Though our aggressive growth equity style may be out of favor during specific market cycles, we remain steadfast in our commitment to provide a Fund with companies exhibiting faster, sustainable growth characteristics leading in the development and delivery of innovative products and services. Though our active investment style and concentrated Fund holdings can lead to more volatile performance over short time periods, focusing on select companies positioned in industries exhibiting leadership and secular growth profiles, we believe, should lead to stocks appreciating ahead of the benchmark over the long-term.

                                                    AGGRESSIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)

                                    [GRAPH]

                                      AGGRESSIVE                   RUSSELL
                                        GROWTH                     3000(R)
                                      STOCK FUND                    GROWTH
                                      (T SHARES)                    INDEX
                                      ----------                   -------

02/04                                   10000                        10000
03/05                                    9880                         9832
                                         9660                         9688
                                        10000                         9870
06/05                                   10180                        10008
                                         9320                         9415
                                         9130                         9356
09/05                                    9460                         9479
                                         9620                         9633
                                        10170                        10005
12/05                                   10700                        10394
                                        10040                        10037
                                        10100                        10147
03/05                                    9890                         9945




This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.


The Funds performance is compared to the Russell 3000(R) Growth index which measures the performance of those companies found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.




                                                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                    ----------------------------------------------

                                                                                                                         SINCE
AGGRESSIVE GROWTH STOCK FUND                      INCEPTION DATE        10 MONTH**              1 YEAR                 INCEPTION
----------------------------                      --------------        ----------              ------                 ---------

   A SHARES          WITHOUT SALES CHARGE           02/23/04              -1.50                  -0.30                   -1.45
                     WITH SALES CHARGE*                                   -5.20                  -4.00                   -4.82

   L SHARES          WITHOUT CDSC                   02/23/04              -1.91                  -0.91                   -2.00
                     WITH CDSC*                                           -3.87                  -2.89                   -2.00

   T SHARES                                         02/23/04              -1.10                   0.10                   -1.00

RUSSELL 3000(R) GROWTH INDEX                                                0.76                   1.15


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

                                  [PIE CHART]

                  SECTOR WEIGHTINGS (as of March 31, 2005)(1)
                     as a percentage of total investments

Information Technology                     37.0%
Health Care                                17.7%
Consumer Discretionary                     16.1%
Financials                                 11.7%
Consumer Staples                            9.8%
Cash Equivalents                            3.7%
Telecommunication Services                  2.3%
Industrials                                 1.7%
(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Robert J. Rhodes, CFA
-   John Talty, CFA
-   Perry Troisi

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund generally targets a stock/bond mix of 60% equities and 40% bonds. This results in a benchmark for the portfolio weighted as 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Bond Index. In equity segment strategy, the Fund emphasizes higher quality large and midcap stocks which display strong current earnings growth, good fundamentals and reasonable valuation. The bond portfolio seeks out sectors of the credit markets which are investment grade and have attractive yields. The interest rate risk of the bond portfolio, called "duration" in fixed income parlance, is kept at neutral relative to the Lehman benchmark. This means that while the portfolio bond return will vary as interest rates rise or fall, the return variability will not be different from that of a diversified index of bonds. Thus, the bond segment seeks to add value primarily through sector and security selection as well as portfolio structure. The equity portfolio will tend to do better when quality companies with growth characteristics are doing well.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: For the 10 month period ended March 31, 2005, the Fund returned 3.14% (T Shares). This is behind its blended 60/40 benchmark return of 5.88%. The bond component was satisfactory, but the equity segment fell short. We believe the results are very understandable, albeit disappointing, in the context of what occurred in the stock market. Specifically, within the S&P 500 cyclical commodity or low growth sectors had unusually robust gains, such as Energy, +44%, and Utilities +28%. The Fund did have exposure to Energy, but not as much as a couple of years ago when we deemed the sector to be undervalued. Today it looks richly valued and the Fund weight in Energy has been reduced. Similarly, we seldom use Utility stocks as the sector does not have the growth we seek and furthermore looks expensively valued versus history. In terms of sector emphasis, areas with better growth favored by the Fund did not fare as well over the past 10 months. For example, Information Technology returned -2.6%, Health care -1.3% and Financials +1.9%. In general, "Value" style stocks outperformed "Growth", as evidenced by the S&P 500 Barra Value Index return of +10.7%, while the S&P 500 Growth Index rose only +3.1%.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe these trends in the stock market have produced very attractive valuations for growth stocks. Growth is viewed skeptically today, just as Value was roundly disregarded in late 1999. Predicting turning points in investor style preferences is anything but exact, in terms of timing. Even so, as corporate profit growth slows sharply later this year, we see growth stocks gaining in appeal. This scenario is made all the more likely given that valuations of all stocks but particularly growth compared to value type stocks are currently very compressed. Thus, we have kept Fund equity portfolio postured toward growth sectors. In the bond portfolio, credit quality spreads are egregiously narrow, prompting a reduction in our allocation to corporate grade securities.

                                                                   BALANCED FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                    [GRAPH]

                                                 LEHMAN BROTHERS
                       BALANCED FUND   S&P 500   U.S. GOVERNMENT/     60/40
                        (T SHARES)      INDEX      CREDIT INDEX     HYBRID INDEX
                       -------------   -------   ----------------   ------------

03/95                      10000        10000          10000          10000
                           10650        10953          10649          10828.3
                           11140        11823          10853          11426.4
12/95                      11745        12534          11358          12049.3
                           11997        13207          11093          12323.9
                           12371        13799          11145          12680.4
                           12683        14226          11341          13009.3
                           13170        15410          11688          13822.7
                           13275        15824          11587          13997.4
                           14763        18584          12009          15650.7
                           15540        19976          12430          16584.9
12/97                      15954        20550          12828          17092.4
                           17378        23414          13023          18614.2
                           17967        24192          13364          19181.2
                           16944        21791          14025          18435.4
                           19073        26427          14044          20742
                           19185        27743          13876          21259.7
                           20102        29695          13724          22062.1
                           18968        27845          13798          21276.1
12/99                      19962        31985          13742          23106.4
                           20682        32718          14112          23699.8
                           20809        31849          14316          23457.4
                           21052        31540          14728          23604.3
                           20919        29074          15371          22893.7
                           20210        25629          15862          21536.1
                           21046        27128          15910          22331.2
                           19807        23148          16668          20723.2
12/01                      20966        25621          16678          22052.5
                           20816        25692          16599          22058.9
                           19574        22252          17222          20569.3
                           18630        18410          18203          18830.3
                           19177        19961          18518          19950
                           19129        19332          18823          19703.3
                           20147        22307          19486          21785.8
                           20205        22897          19388          22100
12/03                      21104        25683          19383          23693.5
                           21630        26118          19980          24228.1
                           21369        26567          19346          24165.5
                           21265        26070          20034          24236.3
                           22283        28476          20195          25647.4
03/05                      21810        27864          20060          25251.9

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Government/Credit Index and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Government/Credit Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/ Credit Index is a composite index made up of the Lehman Brothers U.S. Government Index, and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high-grade corporate bonds. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.





                                                                               AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                               ----------------------------------------------
                                                                                                                         SINCE
BALANCED FUND                            INCEPTION DATE     10 MONTH**    1 YEAR      3 YEAR     5 YEAR     10 YEAR    INCEPTION
-------------                            --------------     ----------    ------      ------     ------     -------    ---------

   A SHARES      WITHOUT SALES CHARGE       01/03/94           2.94        0.56         1.26      0.75        7.77       7.03

                 WITH SALES CHARGE*                           -0.93       -3.21        -0.02     -0.02        7.36       6.66

   L SHARES      WITHOUT CDSC               06/14/95           2.29       -0.18         0.52      0.01          --       6.57
                 WITH CDSC*                                    0.29       -2.15         0.52      0.01          --       6.57

   T SHARES                                 01/03/94           3.14        0.83         1.57      1.07        8.11       7.39

LEHMAN BROTHERS U.S. GOVERNMENT/
CREDIT INDEX                                                   4.11        0.40         6.52      7.29        7.21         --

S&P 500 INDEX                                                  6.92        6.69         2.74     -3.16      10.79

HYBRID INDEX (60/40)                                           5.58        4.23         4.61      1.28       9.71         --



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED
MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

                                  [PIE CHART]

                  SECTOR WEIGHTINGS (as of March 31, 2005)(1)
                      as a percentage of total investments



Financials                                 23.9%
Information Technology                     20.1%
Consumer Discretionary                     16.6%
Industrials                                14.7%
Health Care                                 9.6%
Consumer Staples                            6.5%
Energy                                      3.6%
Cash Equivalents                            2.4%
Materials                                   1.7%
Telecommunication Services                  0.9%
(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Robert J. Rhodes, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund follows a disciplined investment process which seeks to identify primarily larger capitalization companies which have strong or improving earnings growth and fundamentals. The Fund also emphasizes generally higher quality stocks which are in industry sectors displaying growth characteristics. Thus, the Fund's more prominent investment positions tend to be in the stable or cyclical growth Consumer stocks, in Financial services, Health care, higher quality Industrials and Information Technology. The Fund strives to buy stocks which have reasonable valuations relative to growth potential. Because of these criteria, the Fund will always look more like a "Growth" portfolio in terms of investment style and not like a "Value" fund. This means that typically the Fund will perform better when the market is rewarding strong growth and fundamentals.

     For the 10 month period ended March 31, 2005, the S&P 500 Index returned 6.92%. The Fund returned 0.76% (T Shares) for the period. Clearly we were disappointed in this disparity. At the same time, examination of the wide disparity in S&P 500 sector returns shows that a good bit of the Fund's shortfall is related to our focus on growth oriented industry sectors.

10 MONTHS ENDING MARCH 31, 2005

SECTORS OUTPERFORMING INDEX                                      SECTORS UNDERPERFORMING INDEX
---------------------------                                      -----------------------------
Energy                                        +43.8%             Consumer Discretionary             +6.4%
Utilities                                     +28.2%             Consumer Staples                   +3.1%
Materials                                     +20.2%             Financials                         +1.9%
Industrials                                   +14.7%             Health care                        -1.3%
Telecom Services                               +9.7%             Information Technology             -2.6%

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: As noted above, the Fund's focus on growth segments meant that we rarely found attractive stocks in Materials, Utilities or Telecom Services, all of which are mature slow-growth sectors which had unusually strong price gains. The Fund did have reasonable representation in Energy, but reduced that later in the period. The Fund was heavily overweighted and had excellent stock selection in the Industrial sector. More detrimental to results, were the Fund's overweight in Information Technology. Also holding back gains was a modest underweight in Health care and a benchmark weight in Financials. Finally, the Fund had good stock choices in the Consumer sectors, but insufficient to the impact of other areas. Overall, when viewed in the context of sector returns, the Fund's performance was explainable, albeit not up to our expectations for longer term results versus the benchmark.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund was overweighted in Information Technology and modestly overweight in Consumer Discretionary and Industrials. The latter two sectors were reduced in recognition of the typical impact of Fed tightening on sector earnings. The Financial sector weight was neutral but with an inclination toward companies that benefited from higher interest rates. Health care, the weight was also neutral and with an emphasis on strong unit growth, primarily in medical devices companies.(1)

     More important than the sector weights was our view on internal style characteristics of the equity markets. Specifically, larger cap stocks looked undervalued versus small caps, and growth stocks were increasingly attractively valued compared to value type stocks. Value stocks were primarily found in the sectors which have done so well recently. For example for the last 10 months covered by this review, the Russell 1000(R) Growth Index lagged its Value Index counterpart by over 14 percentage points, an unusually wide divergence. We believe the edge of Value over Growth will dissipate fairly soon, although the exact timing is impossible to predict. We believe the Fund is well positioned to participate when solid large cap growth companies return to favor. We intend to adhere to this philosophy regardless of the headwinds faced during the short term.(1)

                                                       CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                              CAPITAL APPRECIATION
                                 FUND (T SHARES)               S&P 500 INDEX
                              --------------------             -------------

03/95                             10000                         10000
                                  10680                         10953
                                  11442                         11823
12/95                             12103                         12534
                                  12812                         13207
                                  13486                         13799
                                  13875                         14226
                                  14561                         15410
                                  14898                         15824
                                  17444                         18584
                                  18610                         19976
12/97                             19094                         20550
                                  21583                         23414
                                  22388                         24192
                                  19890                         21791
                                  24452                         26427
                                  24911                         27743
                                  27008                         29695
                                  24467                         27845
12/99                             26825                         31985
                                  28137                         32718
                                  28412                         31849
                                  28463                         31540
                                  27260                         29074
                                  24800                         25629
                                  26544                         27128
                                  22568                         23148
12/01                             25492                         25621
                                  25278                         25692
                                  22177                         22252
                                  19153                         18410
                                  19889                         19961
                                  19463                         19332
                                  21208                         22307
                                  21479                         22897
12/03                             23573                         25683
                                  24077                         26118
                                  24212                         26567
                                  23282                         26070
                                  25075                         28476
03/05                             24083                         27864



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                              AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                              ----------------------------------------------

                                                                                                                      SINCE
CAPITAL APPRECIATION FUND                   INCEPTION DATE     10 MONTH**      1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION
-------------------------                   --------------     ----------      ------   ------   ------   -------   ---------

   A SHARES      WITHOUT SALES CHARGE          06/09/92           0.15          -0.69    -2.29    -3.71     8.47       8.54


                 WITH SALES CHARGE*                              -3.60          -4.38    -3.52    -4.45     8.05       8.22


   L SHARES      WITHOUT CDSC                  06/01/95          -0.02          -0.99    -2.68    -4.13       --       7.75
                 WITH CDSC*                                      -1.99          -2.94    -2.68    -4.13       --       7.75

   T SHARES      WITHOUT LOAD                  07/01/92           0.76           0.03    -1.60    -3.06     9.19       8.98

S&P 500 INDEX                                                     6.92           6.69     2.74    -3.16    10.79


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT
DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN


                                  [PIE CHART]

                  SECTOR WEIGHTINGS (as of March 31, 2005)(1)
                      as a percentage of total investments


Information Technology                     24.7%
Financials                                 20.1%
Consumer Discretionary                     17.2%
Industrials                                14.8%
Health Care                                10.7%
Consumer Staples                            6.4%
Energy                                      3.6%
Cash Equivalents                            1.7%
Materials                                   0.8%
(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

EMERGING GROWTH STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Nancy Zevenbergen, CFA
-   Brooke de Boutray, CFA
-   Leslie Tubbs, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: Volatile energy prices, rising interest rates, inflation fears and election uncertainties have dictated market direction, both positive and negative, over the last 10 months. Risk tolerance waned, depressing higher valuation companies and favoring value style investing, while smaller capitalized issues (especially mid-sized) outperformed larger counterparts. The Fund declined 2.29% (T Shares), trailing the positive 8.89% return of the Russell MidCap(R) Growth Index for the 10 months ended March 31, 2005.

     Concentrated positions in Health Care were the prime performance culprits, as the drug/pharmaceutical and medical/dental equipment industries continue to experience difficulties. The Fund's Consumer Discretionary holdings also underperformed as internet issues declined on the perception of slowing growth in search-related advertising. Fund stock selection in Technology (computer technology and computer services/software systems) and Finance (banks and financial services) outperformed, posting positive gains against negative benchmark sector returns. Underweighted Consumer Staples and Utilities/Telecom Services (both double-digit gainers) minimally impacted the Fund's performance.(1)

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Health Care sector endured numerous difficulties throughout the past ten months. Concerns abound: pricing, regulation, reimbursement, patent expiry and FDA conservatism have created an oppressive investment landscape. After several quarters as a top performer, eResearch Technology, Inc. declined on concerns that a lower-than-expected level of new contract announcements would not support growth expectations. Short positions exacerbated the stock price decline and the position was sold. Stock selection in medical and dental instruments and supplies and higher-multiple biotechnology also detracted.(1)


     The perception of slowing growth in search-related advertising weighed on the internet group for Fund Consumer Discretionary issues. Online competition paired with aggressive price cutting measures continued to pressure shares of Netflix, Inc. With pricing power lost, the position was sold. Select retail issues outperformed (Urban Outfitters, Inc. and Dick's Sporting Goods, Inc.), but not sufficiently to fully offset the sector's decline.(1)

     Despite mixed industry performance, overall stock selection was positive for Fund Technology holdings. Computer technology and computer services/software paced the sector's positive return. Apple Computer, Inc. and Cognizant Technology Solutions Corp. were top performers for the Fund over the last ten months. Mac, iPod and Shuffle momentum continues to propel Apple's stock price, and demand for Cognizant's offshore IT services (infrastructure management and applications testing) continues unabated. A disappointing earnings preannouncement for UTStarcom, Inc. sent the stock sharply lower. Management attributed the shortfall to a slowing Chinese economy, the maturation of the PAS market, and lower than expected capex from key Chinese service providers. PAS visibility continued to deteriorate and the position was sold.(1)

     PAS visibility continued to deteriorate and the position was sold. Fund Finance stock selection was the largest positive contributor to performance, gaining more than twice the benchmark sector return. With the exception of one, all Fund holdings posted double-digit positive gains for the last ten months. Broad outperformance in banks, processing, investment management and financial services helped achieve the positive return, highlighting Investors Financial Services Corp., and Portfolio Recovery Associates, Inc. as top performers.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We firmly believe that adhering to our investment process and philosophy through all market environments is critical for achieving superior long-term returns. Though our aggressive growth equity style may be out of favor during specific market cycles, we remain steadfast in our commitment to provide a Fund with companies exhibiting faster, sustainable growth characteristics leading in the development and delivery of innovative products and services. Though our active investment style and concentrated Fund holdings can lead to more volatile performance over short time periods, focusing on select companies positioned in industries exhibiting leadership and secular growth profiles, we believe, could lead to stocks appreciating ahead of the benchmark over the long-term.

                                                      EMERGING GROWTH STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                    EMERGING GROWTH             RUSSELL
                                      STOCK FUND               MIDCAP(R)
                                      (T SHARES)             GROWTH INDEX
                                    ---------------          ------------

2/23/04                                10000                    10000
03/04                                   9850                     9981
                                        9250                     9699
                                        9600                     9928
06/04                                   9820                    10086
                                        8640                     9418
                                        8430                     9302
09/04                                   8710                     9649
                                        8810                     9977
                                        9340                    10492
12/04                                   9870                    10994
                                        9470                    10700
                                        9500                    10971
03/05                                   9380                    10811



This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell MidCap(R) Growth Index which measures the performance of those companies in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                    ----------------------------------------------

                                                                                                                            SINCE
EMERGING GROWTH STOCK FUND                           INCEPTION DATE       10 MONTH**              1 YEAR                  INCEPTION
--------------------------                           --------------       ----------              ------                  ---------

   A SHARES               WITHOUT SALES CHARGE           02/23/04           -2.61                 -5.08                     -6.01
                          WITH SALES CHARGE*                                -6.22                 -8.61                     -9.22

   L SHARES               WITHOUT SALES CHARGE           02/27/04           -3.03                 -5.59                     -7.72
                          WITH CDSC*                                        -4.97                 -7.48                     -7.72

   T SHARES                                              02/23/04           -2.29                 -4.77                     -5.65

RUSSELL MIDCAP(R) GROWTH INDEX                                               8.89                  8.31                        --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

                                  [PIE CHART]


                   SECTOR WEIGHTINGS (as of March 31, 2005)(1)
                      as a percentage of total investments

Information Technology                          34.5%
Health Care                                     18.7%
Consumer Discretionary                          12.7%
Financials                                      11.6%
Industrials                                      9.2%
Consumer Staples                                 4.9%
Telecommunication Services                       4.6%
Cash Equivalents                                 3.8%





(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Jeffrey E. Markunas, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: In the 10 month period ended March 31, 2005, the Fund outperformed its benchmark, with the T Shares gaining 12.98% versus 10.73% for the S&P 500/BARRA Value Index. The Fund also performed well compared to the S&P 500, which returned 6.92% for the period.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The markets have moved unevenly over the past 10 months, as investors have grappled with economic sustainability, geopolitical uncertainties around the globe, rising energy prices and interest rates, falling value of the dollar, and high profile event risks including the Olympics, the Presidential National Conventions and the Presidential election and inauguration. Despite lingering skepticism about economic durability and ability of corporate America to exceed consensus profit expectations, investors capitulated to the overwhelming body of positive evidence, igniting a powerful fourth quarter 2004 rally, wherein most of last year's gains were achieved.

     It was not a surprise that, economically-sensitive groups led the way, with energy stocks setting the pace and utilities, industrials and materials also performing strongly. Conversely, technology, telecommunications, autos, health care, and other less cyclical areas of the market experienced profit pressures and a more hostile environment. In the latter months of the Fund year, financial stocks also suffered from a combination of rising interest rates, shift in the yield curve, and highly publicized, company specific controversies. Fund outperformance can be attributed to 1) maintaining a consistently positive view on the market and remaining fully invested, 2) generally good sector composition, overweighting industrials and basics throughout the period and energy for a good portion of their rally, while underweighting financials, telecommunications, and consumer discretionaries, 3) maintaining broad diversification with overall positive impact from issue selection, and 4) adherence to valuation parameters and willingness to migrate the portfolio away from both winning positions that had achieved price objectives, and losing positions where the investment thesis underpinnings had buckled, in favor of emerging opportunities with superior risk/reward potential. In the latest Fund year, many but not all of the best performing contributors came from the top performing sectors: in energy, Kerr McGee and Exxon Mobil, in utilities Exelon, and in industrials Rockwell Automation and Norfolk Southern. However, good performance also came from less obvious sectors like Wellpoint in health care, Archer Daniels in consumer staples, and Prudential in financials. Of course, no matter how favorable the Fund performance, there are always issues that miss the mark, which in the latest Fund year included Pfizer, AIG, Colgate, Fifth Third Bancorp, and Agilent. Among those underperforming names, Colgate was sold, but the other four remain in the Fund, as our longer term conviction in the valuation and its validation by the market remain intact.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: Over the past 6 months, the Fund's positioning has been undergoing gradual transitioning, reducing exposure to the economically-sensitive areas of the market. The Fund is increasing exposure to issues where investors appear to have over-discounted the value of steadier future earnings growth. We believe the market has been in a multi-year, earnings-driven recovery dominated by value and economically cyclical themes, nurtured by accommodative Fed policy, a weak dollar, resurgent corporate and resilient consumer cash flows, the absence of significant geopolitical shocks, and boosted by the Presidential election year cycle. Several of these factors are moderating or shifting and impact the Fund in the quarters ahead. Global economic and corporate profit growth are poised for deceleration, Fed policy is geared toward "neutrality", i.e.: higher rates, and inflation beyond the energy complex is stirring. Across the stock markets, enormous valuation compression has occurred, to the degree that investors are showing historically low risk discrimination between cyclical and sustainable growth companies, larger and smaller companies, and higher and lower quality companies. This compression has been difficult for larger cap, quality-conscious growth-oriented investors while providing opportunity and a blissful period of redemption for value-oriented managers who endured both the market rise and the decline environments. We believe the valuation compression drives our tactical strategy to transition the Fund toward greater exposure in undervalued names with sustainable earnings growth. Increasingly, better relative values are being created in these areas, and our strategy is to gravitate towards value wherever created. We also are aware that this compression of risk and valuation across the market ultimately will reverse course, and greater discrimination by investors is likely to return.

                                                          GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                         GROWTH AND INCOME     S&P 500/BARRA      S&P 500
                          FUND (T SHARES)       VALUE INDEX        INDEX
                          ---------------       -----------        -----
03/95                         10000                10000           10000
                              10601                10871           10953
                              11377                11736           11823
12/95                         11925                12495           12534
                              12510                13294           13207
                              13031                13566           13799
                              13261                13925           14226
                              14197                15244           15410
                              14194                15512           15824
                              16662                17757           18584
                              18169                19385           19976
12/97                         18129                19814           20550
                              20421                22104           23414
                              20535                22218           24192
                              18407                19349           21791
                              21428                22722           26427
                              21994                23369           27743
                              24162                25893           29695
                              22430                23504           27845
12/99                         24465                25613           31985
                              24714                25673           32718
                              24379                24570           31849
                              25608                26736           31540
                              24815                27171           29074
                              22918                25398           25629
                              24040                26517           27128
                              21434                22220           23148
12/01                         23176                23989           25621
                              23615                24307           25692
                              21168                21720           22252
                              17263                17276           18410
                              18624                18987           19961
                              17764                17941           19332
                              20479                21321           22307
                              20850                21863           22897
12/03                         23864                25023           25683
                              24588                25860           26118
                              25010                26066           26567
                              24813                26337           26070
                              27260                28953           28476
03/05                         27704                28249           27864



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500/BARRA Value Index and the S&P 500 Index. The S&P 500/BARRA Value Index is comprised of securities in the S&P 500 Index that have lower price-to-book ratios. The S&P 500 is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                               AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                               ----------------------------------------------

                                                                                                                          SINCE
GROWTH AND INCOME FUND                   INCEPTION DATE      10 MONTH**     1 YEAR     3 YEAR    5 YEAR     10 YEAR     INCEPTION
----------------------                   --------------      ----------     ------     ------    ------     -------     ---------

   A SHARES      WITHOUT SALES CHARGE      05/07/93            12.86        12.48       5.24      2.13       10.60         9.95

                 WITH SALES CHARGE*                             8.61         8.26       3.91      1.35       10.18         9.60


   L SHARES      WITHOUT CDSC              04/05/95            12.12        11.58       4.46      1.35          --         9.72
                 WITH CDSC*                                    10.12         9.58       4.46      1.35          --         9.72

   T SHARES                                09/26/92            12.98        12.67       5.47      2.31       10.73        10.55

S&P 500/BARRA VALUE INDEX                                      10.73         9.24       5.14      1.93       10.94           --

S&P 500 INDEX                                                   6.92         6.69       2.74     -3.16       10.79           --



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

                                  [PIE CHART]



                   SECTOR WEIGHTINGS (as of March 31, 2005)(1)
                      as a percentage of total investments


Financials                                      23.4%
Consumer Staples                                11.3%
Health Care                                     11.2%
Energy                                          10.9%
Industrials                                     10.9%
Information Technology                          10.1%
Consumer Discretionary                           8.8%
Utilities                                        5.0%
Materials                                        3.6%
Telecommunication Services                       2.7%
Cash Equivalents                                 2.1%
(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Chad Deakins, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund returned 17.09% (T Shares) for the 10 month period ended March 31, 2005. The MSCI EAFE Index returned 17.47% during the same time frame. The Fund underperformed its benchmark by 36 basis points (0.36%). During the period the groups of stocks that contributed the most to the index performance were European Financials +27%, European Energy stocks +28.6%, Australian Materials +53% and Australian Industries +53%. Information Technology stocks performed poorly in all regions. Higher dividend yielding stock outperformed lower dividend yielding stocks dramatically. Smaller market cap stocks outperformed larger stocks by 10% or more.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Stock selection in the Fund was generally sound. In the UK, stocks selection was particularly strong. We held GlaxoSmithKline which was up 12% versus AstraZeneca a large index component that was down 12%. In New Zealand we owned Fletcher Building a building products company that was up 82%. In Asia we held Neptune Orient Lines +84% and Esprit Holdings a clothing retailer +61%. In Europe the Fund was helped by Fortum an Energy company +65%, in Japan stocks selection was just okay with some good stocks like Mitsui OSK a shipping company +39% and Japan Tobacco up 39% as well, offset by some poor performers like Kyocera -13% and Hitachi -7.9%.(1)

     The key factor that led to underperformance was the rally in smaller cap stocks and the larger cap bias of the Fund. Small cap stocks have outperformed Large cap stocks for each of the last few years and are now trading at a valuation premium to the overall market. We believe this Small Cap outperformance will revert and boost performance for next year.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The bull market is maturing at 3+ years. It is too early to get defensive, but the highest trajectory growth is behind us. From here, valuation should be important as a hedge on declining markets. Profitability should be rewarded as investors want actual growth as projected growth may not materialize. Commodities are not in danger of falling anytime soon as economic growth is still positive. We are unsure about Japan in its current state. The Japanese market is cheaper than it has ever been, and the economy looks to be growing.

     But demographics could negatively impact Japan in the long term with one of the worst birthrates in the world. We believe continental Europe, on the other hand, has opportunity to grow. Recently, France moved back to a 39 hour/work week versus a 34 hour/work week for full time employment. The remainder of Europe is becoming more capitalist and less socialist in a number of ways. Employment reform and tax reform are two changes that should benefit businesses and therefore the European stock markets. Most International markets look attractive versus the U.S. in terms of relative valuation comparisons.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)

                                INTERNATIONAL
                                 EQUITY FUND                       MSCI
                                 (T SHARES)                     EAFE INDEX
                                -------------                   ----------
03/95                              10000                          10000
                                   11175                          10073
                                   12463                          10493
12/95                              12988                          10917
                                   13600                          11233
                                   14350                          11411
                                   14525                          11396
                                   15855                          11578
                                   16500                          11396
                                   18510                          12875
                                   19490                          12785
12/97                              17971                          11783
                                   20697                          13517
                                   20926                          13660
                                   17100                          11719
                                   19987                          14140
                                   20018                          14336
                                   20568                          14701
                                   20643                          15346
12/99                              21881                          17952
                                   21584                          17934
                                   22736                          17223
                                   20890                          15834
                                   21124                          15409
                                   18649                          13297
                                   18860                          13158
                                   16731                          11316
12/01                              17383                          12105
                                   17575                          12222
                                   17133                          11909
                                   13757                           9559
                                   14425                          10175
                                   13303                           9340
                                   15797                          11139
                                   16784                          12045
12/03                              19742                          14102
                                   20526                          14713
                                   20369                          14745
                                   20526                          14704
                                   23497                          16957
03/05                              23299                          16929


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed markets. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                    ----------------------------------------------

INTERNATIONAL EQUITY FUND                           INCEPTION DATE+     10 MONTH**       1 YEAR      3 YEAR      5 YEAR     10 YEAR
-------------------------                           ---------------     ----------       ------      ------      ------     -------

   A SHARES             WITHOUT SALES CHARGE           01/02/96           16.78           13.17        9.41        1.15       8.44


                        WITH SALES CHARGE*                                12.41            8.96        8.04        0.38       8.03


   L SHARES             WITHOUT CDSC                   01/02/96           16.03           12.36        8.69        0.48       7.77
                        WITH CDSC*                                        14.03           10.36        8.69        0.48       7.77

   T SHARES                                            01/31/95           17.09           13.51        9.85        1.54       8.83

MSCI EAFE INDEX                                                           17.47           15.06       11.47       -1.15       5.41

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

+The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to December 1, 1995, and past performance of the T shares for the periods between December 1, 1995 and inception of the A and L shares on January 2, 1996. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                   [PIE CHART]

      COUNTRY WEIGHTINGS (as of March 31, 2005)(1) as a percentage of total investments

United Kingdom                              23.8%
Japan                                       20.4%
France                                       9.5%
Germany                                      8.1%
Switzerland                                  6.0%
Australia                                    4.7%
Netherlands                                  4.4%
United States                                3.8%
Spain                                        3.5%
Other Countries                              3.4%
Italy                                        3.0%
Sweden                                       2.9%
Finland                                      1.8%
Hong Kong                                    1.8%
Norway                                       1.5%
Ireland                                      1.4%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Chad Deakins, CFA
-   Andrew Atkins

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund outperformed the MSCI EAFE GDP Weighted Index for the 10 month period with a 17.68% (T Shares) total return versus 17.55% total return for the benchmark. International stocks have held up well over the past three calendar years in comparison to major U.S. total market indices.

     Valuations between international regions have continued their convergence over the last few quarters and are at low levels relative to history. The Pacific Basin, Far East and Japan in particular are clearly the most undervalued regions relative to historical norms. These markets lie in contrast to North American and European markets that appear to be somewhat overvalued to date. Because of this overvaluation, investors may have little tolerance for economic weakness that appears strong enough to threaten profitability. There continues to be a threat to stock markets and the current expanding economic cycle from the possibility of increasing interest rates. However, Euro-Zone slowing in key indicators implies that recent increases in producer prices are more a result of continued increases in oil costs than of long-term inflationary pressure. If this is the case, central banks should be less inclined to increase interest rates rapidly.

     The U.S. Fed is on a tightening cycle that will likely continue, however the recent economic reports in Europe and other regions suggest that central banks are not in a position to be as aggressive with interest rate hikes as the U.S. Fed. This should be positive for Europe versus U.S. When looked at in combination, the recent economic data gives a picture more of a moderation in the rapid recent growth rather than one of extended slowing in global markets.

     The U.S. dollar continues to be valued at a near and mid-term low versus a basket of international currencies and is not anticipated to rebound strongly in the near future. This Euro strength could be difficult for the European economy to overcome. However Asian markets have a history of doing well during periods of dollar weakness and, given their relative undervalued positioning, could hold up well even in a general global market downturn. Given these events we continue to look for average growth in Europe, but stronger market returns from Asia and Japan.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: During the 10 month review period, in general, international investors sought out stocks, during this 10 month review period, that were trading at very low valuation multiples. Investors also rewarded high dividend yield stocks. Small cap stocks were more in favor than were large caps. The MSCI EAFE GDP index (and therefore the Fund as well) was heavily weighted in lower valuation stocks and higher dividend yield stocks, but were positioned more toward the large end of the market cap scale.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund will continue to track the MSCI EAFE GDP index by investing in a sample of about 700 stocks that replicate both the sector and country weights of the index. This strategy of holding a large sample of the index has tracked the MSCI EAFE GDP index well over the Fund's history and we anticipate the same going forward. The strategy also allows the Fund to keep transaction costs as low as possible while continuing to minimize tracking errors. We will manage cash closely to reduce any negative effect of holding cash over the coming year. In addition, we will respond to corporate actions, so as to mimic share changes in the index. We will further work to reduce tracking errors.(1)

                                                 INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                 INTERNATIONAL EQUITY          MSCI EAFE
                                       INDEX FUND             GDP WEIGHTED
                                       (T SHARES)                INDEX
                                 --------------------         ------------

03/95                                 10000                      10000
                                      10325                      10190
                                      10600                      10488
12/95                                 10938                      10804
                                      11145                      11080
                                      11477                      11304
                                      11373                      11233
                                      11599                      11460
                                      11652                      11498
                                      13032                      12742
                                      13377                      12824
12/97                                 12641                      11959
                                      14859                      13986
                                      15576                      14488
                                      13554                      12346
                                      16436                      14964
                                      16745                      15225
                                      17461                      15714
                                      18457                      16528
12/99                                 21475                      19377
                                      21347                      19495
                                      20426                      18619
                                      18683                      16999
                                      17812                      16190
                                      15643                      14216
                                      15428                      13953
                                      13043                      11775
12/01                                 13631                      12424
                                      13746                      12543
                                      13544                      12289
                                      10763                      9708
                                      11379                      10275
                                      10453                      9417
                                      12552                      11238
                                      13667                      12256
12/03                                 15992                      14384
                                      16755                      15073
                                      16784                      14974
                                      16637                      14828
                                      19360                      17283
03/05                                 19165                      17109


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) GDP Weighted Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices 21 foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                   ----------------------------------------------
                                                                                                                            SINCE
INTERNATIONAL EQUITY INDEX FUND            INCEPTION DATE       10 MONTH**     1 YEAR     3 YEAR     5 YEAR    10 YEAR    INCEPTION
-------------------------------            --------------       ----------     ------     ------     ------    -------    ---------

   A SHARES          WITHOUT SALES CHARGE    06/06/94            17.22         13.89      11.14      -2.59      6.25        5.59
                     WITH SALES CHARGE*                          12.78          9.60       9.72      -3.33      5.85        5.22

   L SHARES          WITHOUT CDSC            06/08/95            16.62         13.23      10.51      -3.19        --        5.28
                     WITH CDSC*                                  14.62         11.23      10.51      -3.19        --        5.28

   T SHARES                                  06/06/94            17.68         14.39      11.72      -2.13      6.72        6.07

MSCI EAFE GDP WEIGHTED INDEX                                     17.55         13.51      10.90      -2.58      5.52          --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.


                                  [PIE CHART]

                  COUNTRY WEIGHTINGS (as of March 31, 2005)(1)
                      as a percentage of total investments

Japan                                    22.4%
Germany                                  13.8%
United Kingdom                            9.9%
France                                    9.7%
Italy                                     9.0%
United States                             7.3%
Other Countries                           6.0%
Spain                                     5.4%
Australia                                 3.1%
Netherlands                               3.1%
Belgium                                   2.1%
Austria                                   1.9%
Sweden                                    1.7%
Switzerland                               1.7%
Norway                                    1.6%
Denmark                                   1.3%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Gregory A. Fraser, CFA
-   Alan Gayle

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Life Vision Aggressive Growth Fund outperformed its benchmark of 90% S&P 500 and 10% 90-day T-bills from May 31, 2004 through March 31, 2005. Outperformance can be attributed to both style allocation and individual manager performance.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Performance was enhanced by exposure to the international sector and as strong performance by the large-cap value-oriented funds.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We expect to retain a high equity weight relative to the benchmark, and overweight positions in international, large-cap, and growth-oriented funds.

                                  [PIE CHART]

                   FUND ALLOCATION (as of March 31, 2005)(1)
                      as a percentage of total investments

Capital Appreciation Fund                           23.9%
Growth and Income Fund                              19.8%
International Equity Index Fund                     15.9%
Value Income Stock Fund                             13.3%
Aggressive Growth Stock Fund                         6.0%
Mid-Cap Equity Fund                                  4.0%
Mid-Cap Value Equity Fund                            4.0%
Strategic Quantitative Equity Fund                   4.0%
Prime Quality Money Market Fund                      3.1%
Small-Cap Value Equity Fund                          3.0%
Small-Cap Growth Stock Fund                          2.0%
Emerging Growth Stock Fund                           1.0%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                              LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)



                  LIFE VISION                 CITIGROUP
                  AGGRESSIVE                  3 MONTH
                  GROWTH FUND    S&P 500      TREASURY          90/10
                  (T SHARES)      INDEX        INDEX        HYBRID INDEX
                  ----------     -------     ---------      ------------

03/95              10000          10000        10000           10000
                   10671          10953        10146           10867
                   11373          11823        10289           11659
12/95              11732          12534        10429           12300
                   12278          13207        10564           12917
                   12824          13799        10697           13458
                   12980          14226        10837           13849
                   13682          15410        10977           14911
                   13385          15824        11116           15285
                   15601          18584        11260           17700
                   17007          19976        11405           18928
12/97              16765          20550        11553           19445
                   18814          23414        11702           21905
                   18709          24192        11851           22585
                   15860          21791        12000           20606
                   18829          26427        12138           24557
                   19057          27743        12271           25688
                   20627          29695        12410           27349
                   19002          27845        12557           25840
12/99              20771          31985        12713           29320
                   21570          32718        12883           29980
                   21682          31849        13068           29307
                   22185          31540        13262           29103
                   22080          29074        13470           27097
                   20388          25629        13658           24239
                   21500          27128        13805           25546
                   18655          23148        13930           22178
12/01              20640          25621        14021           24322
                   20944          25692        14082           24395
                   19173          22252        14144           21451
                   15963          18410        14205           18110
                   16903          19961        14260           19498
                   16085          19332        14303           18951
                   18347          22307        14343           21574
                   19035          22897        14379           22093
12/03              21414          25683        14413           24512
                   22118          26118        14446           24893
                   22346          26567        14481           25283
                   21894          26070        14528           24866
                   24200          28476        14592           26938
03/05              23862          27864        14674           26432



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Citigroup 3 Month Treasury Bill Index and a Hybrid blend of 90/10 (90% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index.) The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                  ----------------------------------------------

LIFE VISION                                                                                                                SINCE
AGGRESSIVE GROWTH FUND                          INCEPTION DATE+       10 MONTH**     1 YEAR  3 YEAR   5 YEAR   10 YEAR   INCEPTION
----------------------                          ---------------       ----------     ------  ------   ------   -------   ---------

   A SHARES*             WITHOUT SALES CHARGE      10/16/03             8.90          7.63    4.29     1.95      9.04       8.51
                         WITH SALES CHARGE*                             4.80          3.63    2.96     1.18      8.62       8.17

   B SHARES              WITHOUT CDSC              03/11/03             8.44          7.07    3.89     1.71      8.91       8.41
                         WITH CDSC*                                     3.44          2.07    2.64     1.36      8.91       8.41

   T SHARES                                        12/31/92             9.15          7.89    4.44     2.04      9.09       8.55

S&P 500 INDEX                                                           6.92          6.69    2.74     -3.16    10.79         --

CITIGROUP 3 MONTH TREASURY BILL INDEX                                   1.42          1.45    1.34     2.61      3.90         --

HYBRID INDEX (90/10)                                                    6.38          6.17    2.71     -2.49    10.21         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

+The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the T Shares for the period after the Fund's inception on June 30, 1997 and the inception of the A Shares on October 16, 2003, and the inception of the B Shares on March 11, 2003. The asset allocation program was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance. As of May 24, 1999, the CrestarFunds Life Vision Portfolio became the STI Classic Life Vision Fund.

LIFE VISION CONSERVATIVE FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Gregory A. Fraser, CFA
-   Alan Gayle

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Life Vision Conservative Fund outperformed its benchmark of 20% S&P 500, 70% Lehman Brothers U.S. Aggregate Bond Index and 10% 90-day T-bills from May 31, 2004 through March 31, 2005. Outperformance can be attributed to and overweight in equities, style allocation and individual manager performance.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The key to the Fund's outperformance was an overweight in equities. Performance was also enhanced by exposure to the international sector and strong performance by the large-cap value-oriented funds, in addition to the high yield fund.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We expect to retain a high equity weight, relative to the benchmark, and overweight positions in international, large-cap, and growth-oriented funds.

                                  [PIE CHART]

                 FUND ALLOCATION (as of March 31, 2005)(1) as a
                        percentage of total investments

Institutional Core Bond Fund                        66.8%
Capital Appreciation Fund                            6.3%
High Income Fund                                     4.9%
Growth and Income Fund                               4.8%
International Equity Index Fund                      3.9%
Prime Quality Money Market Fund                      3.5%
Value Income Stock Fund                              3.2%
Aggressive Growth Stock Fund                         1.6%
Strategic Quantitative Equity Fund                   1.0%
Small-Cap Value Equity Fund                          1.0%
Small-Cap Growth Stock Fund                          1.0%
Mid-Cap Value Equity Fund                            1.0%
Mid-Cap Equity Fund                                  1.0%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                   LIFE VISION CONSERVATIVE FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)



                   LIFE VISION        LEHMAN                CITIGROUP
                   CONSERVATIVE      BROTHERS               3 MONTH    70/20/10
                      FUND        U.S. AGGREGATE   S&P 500   TREASURY   HYBRID
                     (T SHARES)      BOND INDEX      INDEX    INDEX     INDEX
                   ------------   --------------   -------  ---------  --------

3/11/03            10000            10000         10000       10000     10000
                    9950            10097         10010        9992     10006
                   10472            11650         10038       10242     10337
                   10606            11959         10063       10227     10361
12/03              11005            13414         10087       10260     10513
                   11268            13641         10110       10532     10731
                   11136            13875         10135       10275     10571
                   11280            13616         10167       10603     10794
12/04              11676            14872         10212       10705     10973
03/05              11606            14553         10270       10653     10927



This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Aggregate Bond Index, the S&P 500 Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 70/20/10 (70% of the Lehman Brothers U.S. Aggregate Bond Index, 20% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index.) The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                        AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                        ----------------------------------------------

LIFE VISION                                                                                                   SINCE
CONSERVATIVE FUND                                        INCEPTION DATE+       10 MONTH**      1 YEAR       INCEPTION
-----------------                                        ---------------       ----------      ------       ---------

   A SHARES              WITHOUT SALES CHARGE                 11/11/03            4.88         2.61           7.29
                         WITH SALES CHARGE*                                       0.98         -1.21          5.31

   B SHARES              WITHOUT CDSC                         03/11/03            4.50         2.24           6.97
                         WITH CDSC*                                              -0.50         -2.76          5.14

   T SHARES                                                   11/06/03            5.18         3.00           7.52

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                                         4.27         1.15

S&P 500 INDEX                                                                     6.92         6.69             --

CITIGROUP 3 MONTH U.S. TREASURY BILL INDEX                                        1.42         1.45             --

HYBRID INDEX (70/20/10)                                                           4.57         2.33             --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

+ The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the T Shares for the period after the Fund's inception on June 30, 1997 and the inception of the A Shares on October 16, 2003, and the inception of the B Shares on March 11, 2003. The asset allocation program was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance. As of May 24, 1999, the CrestarFunds Life Vision Portfolio became the STI Classic Life Vision Fund.

LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Gregory A. Fraser, CFA
-   Alan Gayle

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Life Vision Growth & Income Fund outperformed its benchmark of 65% S&P 500, 25% Lehman Brothers U.S. Aggregate Bond Index and 10% 90-day T-bills from May 31, 2004 through March 31, 2005. Outperformance can be attributed to and overweight in equity, style allocation and individual manager performance.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The key to the Fund's outperformance was an overweight in equities. Performance was also enhanced by exposure to the international sector and strong performance by the large-cap value-oriented funds, in addition to the high yield fund.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We expect to retain a high equity weight, relative to the benchmark, and overweight positions in international, large-cap, and growth-oriented funds.

                                  [PIE CHART]

                 FUND ALLOCATION (as of March 31, 2005)(1) as a
                        percentage of total investments

Institutional Core Bond Fund                        20.0%
Capital Appreciation Fund                           19.1%
Growth and Income Fund                              15.6%
International Equity Index Fund                     11.9%
Value Income Stock Fund                             10.4%
Aggressive Growth Stock Fund                         4.8%
Prime Quality Money Market Fund                      3.2%
Strategic Quantitative Equity Fund                   3.0%
Mid-Cap Value Equity Fund                            3.0%
Mid-Cap Equity Fund                                  3.0%
Small-Cap Value Equity Fund                          2.0%
High Income Fund                                     2.0%
Small-Cap Growth Stock Fund                          1.3%
Emerging Growth Stock Fund                           0.7%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                              LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


          LIFE VISION
           GROWTH AND   LEHMAN BROTHERS              CITIGROUP
          INCOME FUND    U.S. AGGREGATE  S&P 500       3 MONTH       65/25/10
           (T SHARES)      BOND INDEX    INDEX     TREASURY INDEX  HYBRID INDEX
          -----------   ---------------  -------   --------------  ------------
3/95         10000          10000        10000         10000          10000
             10617          10953        10609         10146          10707
             11176          11823        10818         10289          11265
12/95        11564          12534        11279         10429          11798
             11879          13207        11079         10564          12143
             12253          13799        11142         10697          12511
             12396          14226        11348         10837          12823
             12970          15410        11688         10977          13590
             12740          15824        11623         11116          13820
             14347          18584        12050         11260          15474
             15385          19976        12450         11405          16372
12/97        15315          20550        12816         11553          16810
             16703          23414        13016         11702          18460
             16682          24192        13320         11851          18991
             14980          21791        13883         12000          17850
             17025          26427        13930         12138          20428
             17107          27743        13861         12271          21155
             18125          29695        13739         12410          22220
             17235          27845        13832         12557          21258
12/99        18379          31985        13815         12713          23550
             18904          32718        14120         12883          24064
             18966          31849        14366         13068          23688
             19453          31540        14799         13262          23670
             19681          29074        15421         13470          22522
             18717          25629        15889         13658          20794
             19542          27128        15979         13805          21666
             17801          23148        16716         13930          19704
12/01        19179          25621        16724         14021          21077
             19442          25692        16739         14082          21131
             18402          22252        17358         14144          19422
             16034          18410        18153         14205          17539
             16880          19961        18439         14260          18473
             16237          19332        18695         14303          18205
             18383          22307        19163         14343          19964
             19062          22897        19135         14379          20286
12/03        20931          25683        19195         14413          21835
             21574          26118        19706         14446          22213
             21594          26567        19224         14481          22339
             21392          26070        19839         14528          22236
             23134          28476        20028         14592          23615
3/05         22890          27864        19932         14674          23271


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 65/25/10 (65% of the S&P 500 Index, 25% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                  ----------------------------------------------
LIFE VISION
GROWTH AND INCOME FUND                     INCEPTION DATE+      10 MONTH**       1 YEAR       3 YEAR       5 YEAR       10 YEAR
----------------------                     ---------------      ----------       ------       ------       ------       -------

   A SHARES         WITHOUT SALES CHARGE       11/05/03            7.37           5.60         5.41         3.79          8.58
                    WITH SALES CHARGE*                             3.34           1.61         4.09         2.99          8.16

   B SHARES         WITHOUT CDSC               03/11/03            7.00           5.14         5.06         3.58          8.47
                    WITH CDSC*                                     2.00           0.14         3.83         3.23          8.47

   T SHARES                                    12/31/92            7.77           6.10         5.59         3.90          8.63

S&P 500 INDEX                                                      6.92           6.69         2.74        -3.16         10.79

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                          4.27           1.15         5.99         7.14          7.14

CITIGROUP 3 MONTH U.S. TREASURY BILL INDEX                         1.42           1.45         1.34         2.61          3.90

HYBRID INDEX (65/25/10)                                            5.63           4.75         3.26        -0.67          8.81

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

(1) The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the T Shares for the period after the Fund's inception on June 30, 1997 and the inception of the A Shares on October 16, 2003, and the inception of the B Shares on March 11, 2003. The asset allocation program was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance. As of May 24, 1999, the CrestarFunds Life Vision Portfolio became the STI Classic Life Vision Fund.

LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Gregory A. Fraser, CFA
-   Alan Gayle

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Life Vision Moderate Growth Fund outperformed its benchmark of 50% S&P 500, 40% Lehman Aggregate Bond Index and 10% 90-day T-bills from May 31, 2004 through March 31, 2005. Outperformance can be attributed to and overweight in equities, style allocation and individual manager performance.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The key to the Fund's outperformance was an overweight in equities. Performance was also enhanced by exposure to the international sector and strong performance by the large-cap value-oriented funds, in addition to the high yield fund.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We expect to retain a high equity weight, relative to the benchmark, and overweight positions in international, large-cap, and growth-oriented funds.(1)


                                  [PIE CHART]

                   FUND ALLOCATION (as of March 31, 2005)(1)
                      as a percentage of total investments

Institutional Core Bond Fund                        39.0%
Capital Appreciation Fund                           13.6%
Growth and Income Fund                              11.4%
International Equity Index Fund                      8.9%
Value Income Stock Fund                              7.6%
Aggressive Growth Stock Fund                         3.4%
Prime Quality Money Market Fund                      3.2%
High Income Fund                                     2.9%
Strategic Quantitative Equity Fund                   2.0%
Small-Cap Value Equity Fund                          2.0%
Small-Cap Growth Stock Fund                          2.0%
Mid-Cap Value Equity Fund                            2.0%
Mid-Cap Equity Fund                                  2.0%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


               LIFE VISION                             CITIGROUP
                MODERATE     LEHMAN BROTHERS            3 MONTH
               GROWTH FUND   U.S. AGGREGATE  S&P 500   TREASURY      50/40/10
                (T SHARES)     BOND INDEX     INDEX     INDEX      HYBRID INDEX
               -----------   --------------- --------  ---------   ------------
03/95            10000            10000       10000     10000         10000
                 10579            10953       10609     10146         10731
                 11033            11823       10818     10289         11255.6
12/95            11405            12534       11279     10429         11798.8
                 11639            13207       11079     10564         12046.3
                 11956            13799       11142     10697         12360.6
                 12094            14226       11348     10837         12663.7
                 12603            15410       11688     10977         13363.6
                 12397            15824       11623     11116         13531.8
                 13774            18584       12050     11260         14911.5
                 14678            19976       12450     11405         15701.1
12/97            14672            20550       12816     11553         16139.9
                 15835            23414       13016     11702         17372.4
                 15934            24192       13320     11851         17847.3
                 14661            21791       13883     12000         17307.7
                 16308            26427       13930     12138         19138.8
                 16392            27743       13861     12271         19598.2
                 17157            29695       13739     12410         20240.2
                 16349            27845       13832     12557         19680.6
12/99            17318            31985       13815     12713         21129.2
                 17815            32718       14120     12883         21613.7
                 17831            31849       14366     13068         21506.2
                 18255            31540       14799     13262         21707.5
                 18263            29074       15421     13470         21246.2
                 17657            25629       15889     13658         20255.2
                 18263            27128       15979     13805         20926.1
                 17023            23148       16716     13930         19737.1
12/01            18062            25621       16724     14021         20801
                 18210            25692       16739     14082         20857
                 17544            22252       17358     14144         19734.5
                 15930            18410       18153     14205         18339
                 16566            19961       18439     14260         19264.3
                 16144            19332       18695     14303         19073
                 17866            22307       19163     14343         20716.4
                 18436            22897       19135     14379         20991.5
12/03            19876            25683       19195     14413         22283.1
                 20496            26118       19706     14446         22715.1
                 20357            26567       19224     14481         22691.6
                 20340            26070       19839     14528         22775.8
                 21650            28476       20028     14592         23913.8
03/05            21457            27864       19932     14674         23628.8



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 50/40/10 (50% of the S&P 500 Index, 40% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                   ----------------------------------------------
LIFE VISION
MODERATE GROWTH FUND                              INCEPTION DATE+       10 MONTH**     1 YEAR      3 YEAR      5 YEAR      10 YEAR
--------------------                              ---------------       ----------     ------      ------      ------      -------

   A SHARES*        WITHOUT SALES CHARGE              10/10/03            6.74          4.46        5.49        3.71         7.89
                    WITH CDSC*                                            2.76          0.54        4.15        2.93         7.49

   B SHARES         WITHOUT SALES CHARGE              03/11/03            6.28          4.00        5.08        3.47         7.77
                    WITH CDSC*                                            1.28         -1.00        3.86        3.13         7.77

   T SHARES                                           12/31/92            6.98          4.69        5.62        3.79         7.93

S&P 500 INDEX                                                             6.92          6.69        2.74       -3.16        10.79

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                                 4.27          1.15        5.99        7.14         7.14

CITIGROUP 3 MONTH U.S. TREASURY BILL INDEX                                1.42          1.45        1.34        2.61         3.90

HYBRID INDEX (50/40/10)                                                   5.39          4.01        4.24        1.80         8.98


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

(1)The performance quoted represents past performance of Crestar Bank's asset allocation program, adjusted for fees and expenses for periods prior to June 30, 1997, and past performance of the T Shares for the period after the Fund's inception on June 30, 1997 and the inception of the A Shares on October 16, 2003, and the inception of the B Shares on March 11, 2003. The asset allocation program was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance. As of May 24, 1999, the CrestarFunds Life Vision Portfolio became the STI Classic Life Vision Fund.

MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Chad Deakins, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund returned 17.17% (T Shares) for the 10 month period ended March 31, 2005. The Russell MidCap(R) Index returned 15.53% for the same period. The Fund outperformed its benchmark by 164 basis points (1.64%) for the period. The best performing sectors for the period were Energy +54%, Materials, +28.5% and Utilities +27.6%. The worst performing sectors were Consumer Staples +11.8%, Health Care +7.5% and Information Technology +1.2%. Within the Russell Mid Cap Index Large Cap stocks generally outperformed. Technology stocks were the big laggards which explain why the lowest dividend yielding stocks, and the highest beta stocks also did poorly.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Stock selection was positive in 7 of the 10 sectors. Performance was strongest in Consumer Staples and Health care, while weakest in Utilities and Industrials. Monsanto, Ryland Group, Rockwell Collin, Reynolds American and Abercrombie & Fitch were the greatest contributors to outperformance. These five stocks were large holdings through much of the period and were all up more than 50%. The five largest detractors from performance were four stocks held in the Fund: Avaya, Avnet, American Axle, ImClone Systems. One stock we did not own during most of the period was TXU, a utility company that increased 118%.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: Valuation of the Mid cap segment of the market is slightly higher than Large cap stocks but this was expected due to the high earnings growth. We believe Mid cap stocks are in favor as Small cap managers have reduced capacity and may drift into Mid cap for stock market exposure and liquidity. Large cap managers often buy Mid cap stocks for exposure to higher earnings growth.(1)

     The Fund strategy involves segmenting stocks into different group or sectors and modeling the drivers of performance in each group or sector. Stocks have more recently been grouped into S&P Industry Groups, and in some cases, Industries for Sectors where there is only one Industry Group, such as Utilities. We believe this strategy allows for fundamentally based information to be incorporated into the investment process. In total, 30 different Industry Groups or Industry models constructed based on tested results. We continue with this modeling effort, supplemented by fundamental due-diligence prior to purchasing any stock. This strategy blends growth dynamics with valuation to select favorable reward versus risk securities. We believe the resulting portfolio is well-positioned to do well within the Mid cap core universe.(1)

                                                             MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                   MID-CAP               RUSSELL
                                  EQUITY FUND            MIDCAP(R)
                                  (T SHARES)              INDEX
                                  -----------            ---------

03/95                                10000                 10000
                                     10898                 10837
                                     11826                 11798
12/95                                12071                 12178
                                     12527                 12911
                                     12772                 13275
                                     13231                 13690
                                     13932                 14492
                                     13529                 14373
                                     15129                 16322
                                     17281                 18490
12/97                                16890                 18695
                                     18367                 20715
                                     18014                 20403
                                     14419                 17378
                                     17985                 20583
                                     17509                 20486
                                     19155                 22710
                                     17187                 20758
12/99                                20888                 24335
                                     23256                 26789
                                     22931                 25580
                                     23240                 27323
                                     20269                 26343
                                     17747                 23578
                                     20936                 25826
                                     16838                 21213
12/01                                20751                 24861
                                     19397                 25917
                                     16987                 23442
                                     14594                 19308
                                     14780                 20837
                                     14205                 20344
                                     16208                 24060
                                     16874                 25607
12/03                                19064                 29185
                                     19742                 30686
                                     19766                 31130
                                     19742                 30869
                                     22316                 35085
03/05                                22543                 34996









This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell MidCap(R) Index a widely recognized index that measures the performance of the 800 smallest companies in the Russell universe. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                            ----------------------------------------------

                                                                                                                     SINCE
MID-CAP EQUITY FUND                          INCEPTION DATE     10 MONTH**     1 YEAR   3 YEAR   5 YEAR  10 YEAR    INCEPTION
-------------------                          --------------     ----------     ------   ------   ------  -------    ---------

   A SHARES           WITHOUT SALES CHARGE       01/31/94         16.79         13.69    4.68     -1.05    7.99        7.71
                      WITH SALES CHARGE*                          12.37          9.40    3.37     -1.79    7.58        7.34

   L SHARES           WITHOUT CDSC               06/05/95         16.24         13.08    4.06     -1.64      --        6.96
                      WITH CDSC*                                  14.24         11.08    4.06     -1.64      --        6.96

   T SHARES                                      02/02/94         17.17         14.18    5.14     -0.62     8.47        8.21

RUSSELL MIDCAP(R) INDEX                                           15.53         14.05   10.53      5.49    13.34         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT
DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

                                  [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments


Financials                                          19.4%
Consumer Discretionary                              18.3%
Information Technology                              13.8%
Industrials                                         10.7%
Health Care                                         10.3%
Energy                                               8.3%
Utilities                                            6.3%
Materials                                            4.8%
Consumer Staples                                     3.7%
Cash Equivalents                                     3.5%
Telecommunication Services                           0.9%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Don Wordell

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: Overall in the current environment of low interest rates and low inflation small and mid cap stocks have performed well. For the trailing
     10 month period ended March 31, 2005, the Russell MidCap(R) Value Index performed extremely well, returning 20.48% with strong performance across many sectors, especially Energy, Financials and Utilities. The largest contributing sector was Financials due to its very heavy 30% plus weighting in the index and the tremendous performance contribution from Real Estate Investment Trusts (REIT's). REIT's, which are 10% of the index, produced a total return of 23%. Utilities, which comprise almost 13% of the benchmark, performed extremely well returning 36% over the last 10 months. Utilities benefited from the overall concern of investors of an impending economic slowdown. As both of these sectors became overvalued using traditional valuation techniques, they were under weighted in the portfolio. The Fund achieved a total return of 13.25% (T Shares) over the 10 months ended March 31, 2005. In the context of our expectations, this return was satisfactory.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The primary influence on the Fund's performance over the last 10 months has been the overweight of Industrials, Technology and Consumer Discretionary. One of the best performers in the Industrials sector was Rockwell Automation (ROK), a provider of industrial automation and control equipment. ROK was up 70% due to the market revaluing the stock as returns and margins exceeded expectations. The company was able to successfully restructure itself and become more of a consulting and software provider for the manufacturing floor. We missed the target with stock selection in Consumer Discretionary. Lear and Radio Shack were the culprits. Lear, a supplier of automotive interior systems, was hurt by the production cuts at GM and rising raw material costs. Radio Shack, the consumer electronics retailer, underperformed due to slowing wireless sales, and two negative earnings revisions in one month. The Energy sector proved to be a great sector to invest in over the last year. The Fund benefited from overweight positions in Unocal and Kerr-Mcgee. Both positions have been sold due to their extreme valuations. The Fund maintained an underweight position in Utilities and REIT's over this time period due primarily to valuation, and this was a big driver of the underperformance. Even though these are historically high yielding sectors, significant investment in these sectors could not be justified due to the high valuation and weak fundamental outlook.(1)

Q.   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: Our outlook for the stock market and the domestic economy remains positive. Our research is indicating that due to strong corporate profits, cash flows and improved balance sheets we are on the front end of a cap-ex cycle. These dynamics support our overweight position in Industrials, and Information Technology. One of our favorite Industrials ideas is Pall Corp
     (PLL), which is primarily engaged in the manufacture and sale of filters that are used in multiple markets including the life sciences and aerospace. The company has tremendous opportunities in front of them. An internal cost reduction initiative, coupled with new products and markets that are opening up for them. The Information Technology sector appears cheap, especially semiconductors. Semiconductors are being ignored because of perceived high inventories and therefore, gross margin pressure. We disagree. One semiconductor company that we have been buying is Microchip Technology (MCHP). Our research uncovered that MCHP has tremendous free cash flow potential in the next cycle because they will not have to add capacity to fill increased orders. This is a management team with which we see eye to eye. They bought a manufacturing facility worth $1 billion for $185 million. That makes them excellent value investors by recognizing an under-utilized asset, and not paying up for it.

     The Fund has performed well over the last 10 months, and will continue to adhere to our Value process. This process uncovers stocks that pay secure dividends, trade at or near their lower third of valuation and possess financial stability. If any one of these three criteria erode, the stock is sold from the portfolio. The Fund will not abandon or massage the process to capture short-term performance, as history has shown, valuation disconnects tend to revert back to normalcy. Therefore the Fund continues to underweight the Utility and REIT sectors.(1)

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                   MID-CAP                   RUSSELL
                                VALUE EQUITY                MIDCAP(R)
                                     FUND                     VALUE
                                  (T SHARES)                  INDEX
                                ------------                ---------



11/30/01                            10000                    10000
12/01                               10515                    10415
                                    11225                    11237
                                    10079                    10712
                                     7753                     8789
12/02                                8280                     9410
                                     7599                     9029
                                     8950                    10644
                                     9406                    11276
12/03                               10723                    12992
                                    11355                    13687
                                    11676                    13924
                                    11585                    14165
12/04                               12890                    16072
03/05                               12836                    16197



This chart assumes an initial hypothetical investment of $10,000 made on 11/31/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell MidCap Value Index a widely recognized index that measures the performance of the companies in the Russell universe with lower price-to-earnings ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.



                                                                                     AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                     ----------------------------------------------
                                                                                                                           SINCE
MID-CAP VALUE EQUITY FUND                    INCEPTION DATE             10 MONTH**          1 YEAR        3 YEAR         INCEPTION
-------------------------                    --------------             ----------          ------        ------         ---------

A SHARES           WITHOUT SALES CHARGE          10/27/03                12.73               12.53            --            21.21
                   WITH SALES CHARGE*                                     8.47                8.28            --            17.97

L SHARES           WITHOUT CDSC                  11/30/01                12.47               12.26          3.86             7.07
                   WITH CDSC*                                            10.47               10.26          3.86             7.07

T SHARES                                         11/30/01                13.25               13.04          4.57             7.78

RUSSELL MIDCAP(R)  VALUE INDEX                                           20.48               18.34         12.96              --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

                                  [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments


Financials                                          25.6%
Industrials                                         17.5%
Consumer Discretionary                              15.3%
Information Technology                              13.0%
Materials                                            9.1%
Consumer Staples                                     7.5%
Health Care                                          4.8%
Energy                                               4.5%
Cash Equivalents                                     2.7%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Mark D. Garfinkel, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: For the 10 month period ended March 31, 2005, the Fund posted a return of 10.60% (T Shares) versus the 14.69% return of the S&P SmallCap 600/BARRA Growth Index. Relative to other traditional small cap growth benchmarks, the Fund achieved favorable results, outperforming the 4.1% and 4.6% returns of the Russell 2000(R) Growth Index(2) and Lipper Small Cap Growth(2) average, respectively.

     Compared to the SmallCap 600/BARRA Growth Index, the Fund's lower market capitalization bias was one of the most significant performance headwinds. The Fund's weighted average market cap of $922 million was well below that of the benchmark's $1.5 billion at period end. In addition, during the year, the Fund held approximately 34% of the portfolio in companies with market caps below $500 million versus only 9% for the benchmark. The total return for companies with market caps less than $500 million in the index was only -0.1%, almost 15% below the index return. This factor alone resulted in negative 3.8% relative return versus the benchmark. While our Fund truly has a small cap orientation, like the Russell 2000(R) Growth, the same cannot be said for the S&P 600/BARRA Growth over the past year.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The most significant variance versus the benchmark was weak stock selection from the Consumer Discretionary sector versus the index, underperforming by 2.1%. Two stocks in the index accounted for 1.5% of this variance, including the largest stock in the index, NVR Corp, which has a current market capitalization of $5.1 billion. Other sectors with weak relative stock selection include Energy, Industrials, and Technology. The Fund did experience strong stock selection out of the Consumer Staples and Materials sectors. With regard to sector allocations, the Fund's average Technology sector weight exceeded that of the index by 6%. This negatively impacted results, since the Technology sector was the worst performing sector during the period. Also, the Fund's underweight position in the top performing Energy sector provided an additional headwind to performance.(1)

     The Fund clearly had its share of positive performance stories during the period. Some of those small growth companies that contributed most strongly to the Fund's return include the following: Penn National Gaming (+96%), Intuitive Surgical Group (+133%), AMX Corp (+121%), and bebe Stores (+155%). Unfortunately, not all of our stock selections were as successful; some of the companies that did not meet our expectations include the following: Possis Medical (-71%), Transact Technologies (-69%), Authentidate Holding (-68%), and Encore Wire (-50%).(1)

Q.   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: In last year's annual report, we noted a shift in the underlying trends driving the market during latter stages of the year. No longer were smaller cap, lower quality, and lower profitability companies leading the market. History suggests that following strong broad market advances driven by liquidity, the stock market subsequently becomes more selective. We may very well be entering the proverbial "stock-picker's" market, where earnings growth, balance sheet quality, high and/or improving profitability, and valuation are paramount for stock selection success.

     With the Federal Reserve methodically applying brakes to the economy to fight inflation, it seems that much of this thought has come to pass, particularly through the most recent quarter. During this time, many companies in the technology and telecommunications sectors have seen significant price declines, bringing valuations of many of these types of growth companies to attractive levels. As a result, Fund management has been increasing its weight in these areas, based primarily on four themes emerging in the marketplace: 1) up front spending in anticipation of a PC upgrade cycle in 2006 2) the digital revolution in the home with greater adoption of Hi-Def television and broadband communication, 3) continued market expansion in wireless handheld devices with increased functionality, and 4) the oft-delayed telecommunications CAPEX cycle from the recent consolidations in the wireless carrier industry.(1)

     In addition, the Fund is underweight in both the Consumer Discretionary and Energy sectors. Within Consumer Discretionary in a broad sense, earnings growth has either peaked or has begun to erode due to the headwinds of high energy prices, coupled with rising interest rates from an unfriendly Federal Reserve, which has typically been detrimental to the performance of retail and other credit sensitive consumer stocks. Our focus remains on those companies with strong growth opportunities in terms of square footage expansion and strong market acceptance of products or services. In Energy, we have been witnessing a divergence in the traditional macro relationships, such as energy prices falling when inventory levels build. Yet currently, energy prices continued to set new records despite these rising inventory levels. At the same time, energy companies are seeing strong price appreciation, causing valuation levels to rise near historical cyclical peaks.(1)

     With regard to overall stock selection, Fund management will continue to focus on companies demonstrating accelerating earnings, sales momentum, improving profitability trends, strong organic (non-acquisition) growth, low-debt balance sheets, and a history of wealth creation for its shareholders.

                                                     SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                        SMALL CAP             S&P SMALLCAP
                                    GROWTH STOCK FUND           600/BARRA
                                        (T SHARES)            GROWTH INDEX
                                    -----------------         ------------

10/08/98                                 10000                     10000
12/98                                    14630                     12201
                                         12968                     11165
                                         15661                     12405
                                         14850                     12087
12/99                                    17637                     14589
                                         20524                     15802
                                         20504                     15872
                                         20560                     15686
12/00                                    19712                     14671
                                         17624                     12743
                                         20444                     14592
                                         15776                     12062
12/01                                    19550                     14498
                                         19759                     15018
                                         17750                     13675
                                         14226                     11673
12/02                                    15111                     12271
                                         14139                     11834
                                         17559                     13832
                                         19269                     14915
12/03                                    22007                     16850
                                         23784                     17814
                                         23639                     18601
                                         22801                     18035
12/04                                    26234                     20558
03/05                                    25032                     20202



This chart assumes an initial hypothetical investment of $10,000 made on 10/08/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P Small Cap 600/BARRA Growth Index a widely recognized index that measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600 Index consisting of those companies with the highest price-to-book ratios within the S&P 600 Index. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                             AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                             ----------------------------------------------
                                                                                                                    SINCE
SMALL CAP GROWTH STOCK FUND                             INCEPTION DATE+  10 MONTH**    1 YEAR   3 YEAR   5 YEAR   INCEPTION
---------------------------                             ---------------  ----------    ------   ------   ------   ---------

     A SHARES*               WITHOUT SALES CHARGE          12/10/99        10.26        4.84     7.81     3.68       14.88
                             WITH SALES CHARGE*                             6.11        0.89     6.44                14.21

     L SHARES                WITHOUT CDSC                  10/08/98         9.71        4.19     7.11     2.99       14.05
                             WITH CDSC*                                     7.76        2.34     7.11     2.99       14.05

     T SHARES                                              10/08/98        10.60        5.25     8.20     4.05       15.22

S&P SMALLCAP 600/BARRA GROWTH INDEX                                        14.69       13.41    10.39     5.04          --


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

+The A Shares opened on December 10, 1999. The performance shown for the A Shares prior to such date is based on the performance of the T Shares adjusted to reflect the maximum sales charge of 3.75% for the A Shares.

(2)The Russell 2000 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small Cap Growth Funds Average is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

                                 [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments


Information Technology                              28.9%
Industrials                                         18.9%
Health Care                                         16.4%
Consumer Discretionary                              12.9%
Financials                                           8.8%
Materials                                            4.7%
Energy                                               3.5%
Consumer Staples                                     3.3%
Cash Equivalents                                     2.6%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Brett Barner, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund continued its outperformance versus the Russell 2000(R) Value Index by returning 17.57% (T Shares) over the 10 month period ended March 31, 2005. The Fund also outpaced the 15.32% total return for the Lipper Small Cap Value Index(2) by 225 basis points (2.25%) over the same time period.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: We believe the outperformance of the Fund was due to superior stock selection in Information Technology, Consumer Discretionary and Health Care. In the Information Technology sector, the Fund's investment in Autodesk Inc. (ADSK) +66.4%, innovative design software and digital content company and Harris Corp. (HRS) +42.2%, an international communication equipment company; are examples of superior stock selections which contributed to the Fund's excess return versus the index. The Consumer Discretionary sector, the Fund benefited by the investment in CBRL Group
     (CBRL) +29.3%, a holding company that operates Cracker Barrel and Logan's Roadhouse restaurants; and Nautilus Group Inc. +59.9%, a marketer and developer of branded health and fitness products. The Fund's performance was also assisted by the investment in Health Care by Cooper Companies
     (COO), a leader in the worldwide vision market. COO has been increasing its market share through acquisitions in the ocular market. The Fund's underweight of Telecommunication Services and the overweight in Materials positively contributed to the Fund's outperformance versus the Russell 2000 Value Index.(1)

Q.   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund continues to utilize its bottom-up approach to stock selection. This approach seeks dividend paying stocks that are trading at the lower end of historical trading ranges, display characteristics of financial strength and possess an identifiable catalyst that will assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions. The Small Cap Value Fund continues to be cautious on valuations in the Small Cap Value equity arena. Large inflows of capital by non-traditional Small Cap Value investors are skewing valuations to the upside for most securities in the universe. This phenomenon has in turn caused lower quality names to increase in price, therefore making stock selection critical for outperformance. These non-traditional investors may also place undue downside pressure on valuations when they decide to exit the Small Cap realm. The Fund also recognizes the impact of higher interest rates on security valuation. As the shift to a higher interest rate environment proceeds, revaluation of equities will occur. The Fund remains very cognizant of the effects of high commodity prices on company feedstock and input costs. These effects could have negative affect on operating margins, which could cause revaluation of securities. Those equities with the highest valuations will likely see the most erosion in terms of price.(1)

                                                     SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                                              SMALL CAP
                                            VALUE EQUITY
                                                FUND          RUSSELL 2000(R)
                                             (T SHARES)         VALUE INDEX
                                            ------------      ---------------
03/95                                            10000             10000
                                                 10562             10877
                                                 11223             11782
12/95                                            12017             12126
                                                 13008             12658
                                                 13818             13175
                                                 14364             13371
                                                 16132             14717
                                                 16900             14680
                                                 19427             16896
                                                 21851             19074
12/97                                            21389             19394
                                                 23460             21014
                                                 21372             20255
                                                 16673             16634
                                                 18513             18143
                                                 16050             16384
                                                 19231             19097
                                                 17665             17603
12/99                                            18009             17873
                                                 17266             18556
                                                 18278             18918
                                                 19498             20307
                                                 21244             21953
                                                 22411             22166
                                                 24396             24746
                                                 22411             21446
12/01                                            25749             25031
                                                 28249             27429
                                                 27736             26848
                                                 24250             21132
                                                 25301             22172
                                                 23681             21045
                                                 27730             25828
                                                 29914             27823
12/03                                            34675             32377
                                                 36647             34617
                                                 38090             34910
                                                 38147             34962
                                                 43507             39579
03/05                                            42687             38005


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell 2000(R) Value Index a widely-recognized, capitalization weighted index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                            ----------------------------------------------
                                                                                                                  SINCE
SMALL CAP VALUE EQUITY FUND                  INCEPTION DATE+  10 MONTH**    1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION
---------------------------                  ---------------  ----------    ------   ------   ------   -------   ---------

   A SHARES       WITHOUT SALES CHARGE          10/09/03       17.26        16.11    14.47    19.67    15.53       15.64
                  WITH SALES CHARGE*                           12.86        11.73    13.02    18.76    15.09       15.23


   L SHARES       WITHOUT CDSC                  06/06/97       17.27        16.04    13.81    18.75    14.75       14.90
                  WITH CDSC*                                   15.27        14.04    13.81    18.75    14.75       14.90

   T SHARES                                     08/31/94       17.57        16.48    14.75    19.85    15.62       15.72

RUSSELL 2000(R)VALUE INDEX                                     14.39         9.79    11.48    15.42    14.28          --


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

+The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to January 31, 1997, and past performance of the T Shares for the periods between January 31, 1997 and inception of the L Shares on June 6, 1997 and the A Shares on October 9, 2003. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

(2)The Lipper Small Cap Value Funds Average Funds is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.


                                  [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments

Industrials                                         21.5%
Consumer Discretionary                              21.3%
Financials                                          15.2%
Information Technology                              13.5%
Materials                                           11.8%
Health Care                                          8.3%
Consumer Staples                                     4.2%
Energy                                               3.2%
Utilities                                            1.0%


(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

STRATEGIC QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Edward E. Best, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: From May 31, 2004 to March 31, 2005, the S&P 500 appreciated 6.92% including reinvested dividends. Most of this appreciation came in the 2 months following the Presidential election. From May 31, 2004 until October 27, 2004, the S&P 500 was flat. From January 5, 2005 until March 31, 2005, the S&P 500 was also flat. The market appreciated as the uncertainty of the Presidential election was resolved. However, the rally was relatively short lived since earnings growth looked to be headed to a period of sharp deceleration from the 20%+ earnings growth in the late 2003 and early 2004 period to mid single-digits by early to mid 2005. Rising interest rates, the depreciating dollar and higher oil prices also weighed on the market. Small and Mid Capitalization stocks performed significantly better over this time period. The S&P Mid Cap 400 was up 11.85%. The S&P Small Cap 600 was up 15.20%.

     Over this period, "old" economy stocks generally out performed "new" stocks. Energy stocks performed by far the best, appreciating 43.8%. Energy stocks continue to benefit from an ever rising oil price. Utilities gained 28.2%. Material stocks increased 20.2%. Industrial stocks generated 14.7% returns. At the other end of the spectrum, Information Technology stocks declined 2.6%, after generating strong returns in the prior year. Health Care stocks declined 1.3%. The Health Care index is predominately weighted toward Large Capitalization Pharmaceutical firms, which are struggling with patent expirations and lackluster pipelines.

     Over this same period, the Fund's T Share class appreciated 15.84% including dividends. The Fund's T Shares outperformed the S&P 500, the primarily benchmark, by 8.92%. The Lipper's Multi-Cap Core funds' average(2) appreciated 7.28%. The Fund's T Shares outperformed the Lipper Multi-Cap Core funds' average by 8.56%.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Strong stock selection within almost all sectors contributed most of the Fund's excess returns. Stock selection within Health Care, Consumer Discretionary and Consumer Staples accounted for nearly two-thirds of the Fund's excess returns. Stock selection with Information Technology detracted modestly from the excess returns. While significantly less than important than stock selection, Sector Allocation, including overweights in Energy and Industrials, contributed fairly well to the excess returns. Stock selection within Large Cap stocks produced slightly more of the excess returns than stock selection with Small Cap stocks.(1)

Q.   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund is currently significantly overweighted in Industrials, and modestly overweighted in Consumer Discretionary. The Fund is modestly underweighted in Financials, Information Technology and Health Care. After previously being overweight in Energy, the Fund is currently weighted inline with the benchmark.

                                              STRATEGIC QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)


                 STRATEGIC
                QUANTITATIVE
                 EQUITY FUND                   S&P 500
                (T SHARES)                      INDEX
                ------------                   -------
8/7/03             10000                        10000
09/03              10650                        10087
12/03              12067                        11314
03/04              12649                        11506
06/04              12997                        11703
09/04              12598                        11485
12/04              14049                        12544
03/05              14298                        12275



This chart assumes an initial hypothetical investment of $10,000 made on 8/7/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                  ----------------------------------------------
                                                                                                                          SINCE
STRATEGIC QUANTITATIVE EQUITY FUND+                  INCEPTION DATE       10 MONTH**             1 YEAR                INCEPTION
-----------------------------------                  --------------       ----------             ------                ---------

   A SHARES*                WITHOUT SALES CHARGE         10/08/03           15.54                  12.73                   16.49
                            WITH SALES CHARGE*                              11.20                   8.52                   13.53

   L SHARES                 WITHOUT CDSC                 10/13/03           14.76                  11.87                   13.82
                            WITH CDSC*                                      12.76                   9.87                   13.82

   T SHARES                                              08/07/03           15.84                  13.03                   24.20

S&P 500 INDEX                                                                6.92                   6.69                      --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

(2) The Lipper Multi Cap Core Funds Average is comprised of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.


                                  [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments


Industrials                                         24.5%
Financials                                          14.7%
Consumer Discretionary                              14.5%
Information Technology                              12.0%
Health Care                                         10.1%
Energy                                               9.3%
Materials                                            7.3%
Consumer Staples                                     6.0%
Cash Equivalents                                     1.6%


(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Parker W. Thomas, Jr.

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The stock market, as measured by the S&P 500 Index advanced from the May 31, 2004 level. The index began this 10 month time period at 1120.68 and ended 5.3% higher at 1180.59 on March 31, 2005. When dividends are included, the total return for the index was 6.92%. The last 10 months included a continuation of strong earnings growth, which helped stock prices. However, the Federal Reserve continued to raise short term rates and the price of oil exploded to the $55 area, a combination which is proving to be negative for overall stock prices.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Against this backdrop, the Fund produced a moderately disappointing result. For the 10 months ended March 31, 2005, the Fund returned 3.74% (T Shares) compared to 6.9% for the Funds' benchmark index, the S&P 500 Index. Different sector weightings accounted for about half of the short fall. Two of the better performing sectors, Utilities (up 29%) and Telecommunications (up 8.4%) were not represented in the Fund since these two sectors have very few growth companies. Information Technology, a sector which does have growth companies, was overweighed, but it had the worst stock performance (-8.3%) as the rebound in earnings for these companies in 2003, slowed to more sustainable levels in 2004.

     The other half of the return shortfall continues a trend which is now in its third year, namely, that investing in financially strong, large-cap growth companies has not produced good returns. The table below shows the price change of those stocks with market caps of at least $100 billion which were held in the Fund at the beginning of the period.

     All of these companies are financially strong and, in our opinion, have good long term prospects. Some are suffering from short term problems:
     Pfizer and the industry problem with Cox 2 inhibitors, American International Group and its possible fraudulent accounting practices, Procter & Gamble and its acquisition of Guidant and Wal-Mart's revenues being negatively impacted by higher oil prices. We are confident that these problems will be successfully resolved.

Q.   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund's philosophy is to invest in companies with high and stable earnings growth and/or companies with improving earnings growth. Emphasis is placed on financially strong companies (large & mid-sized) which are market leaders in their respective industry segments as demonstrated by revenue growth, market shares and levels of profitability. The key elements of our philosophy are: that stocks of quality companies do well over time, good fundamental analysis identifies the sustainability of a company's earnings growth rate, risk control is essential and an active process, and after-tax returns are important. The Fund's approach for controlling risk is to: (1) Maintain significant exposure to companies with stable earnings growth as well as companies whose earnings growth is more exposed to the growth of the economy as a whole; (2) Be diversified among the major industry sectors; (3) Have representation in very large, large and medium sized companies and (4) Have a portfolio of 50-70 stocks so as to reduce the stock market risk associated with the misfortunes of specific companies. In addition, the Fund manager employs an active sell discipline to weed out companies whose future earnings growth rate has deteriorated or has become significantly more uncertain or to reduce holdings which have been so successful that they have become an oversized major holding in the Fund.

     Going forward, we want to emphasize our conviction that investing in high quality growth companies is a successful long term strategy. We identify companies that are consistently growing their earnings and/or improving their earnings trends and try and buy them at reasonable prices. Just as importantly, we want to disengage from companies where the long-term earnings growth is slowing and/ or where the uncertainty about their future earnings growth rate has risen to an unacceptable level. We appreciate your continued confidence in the Fund, and look forward to the future with great confidence.

                                                 TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)



                          TAX SENSITIVE
                        GROWTH STOCK FUND            S&P 500
                            (T SHARES)                INDEX
                        -----------------            -------

12/95                        10000                    10000
                             10438                    10537
                             10768                    11009
                             11189                    11349
                             12100                    12295
                             12459                    12625
                             14714                    14827
                             15587                    15937
12/97                        15584                    16395
                             17383                    18680
                             17851                    19300
                             16072                    17385
                             20528                    21084
                             22310                    22134
                             24134                    23691
                             22706                    22215
12/99                        25607                    25518
                             26669                    26103
                             25734                    25409
                             25330                    25163
                             22497                    23196
                             18856                    20447
                             19588                    21643
                             16575                    18468
12/01                        18400                    20441
                             18542                    20497
                             16291                    17753
                             13652                    14687
                             14347                    15925
                             14213                    15423
                             15491                    17796
                             15828                    18267
12/03                        17383                    20490
                             17570                    20837
                             17757                    21195
                             17316                    20799
                             18572                    22718
03/05                        18080                    22230


This chart assumes an initial hypothetical investment of $10,000 made on 12/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                               AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                               ----------------------------------------------
                                                                                                                     SINCE
TAX SENSITIVE GROWTH STOCK FUND                 INCEPTION DATE+    10 MONTH**     1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------                 ---------------    ----------     ------     ------     ------     ---------

   A SHARES            WITHOUT SALES CHARGE         10/14/03         3.42          2.50       -1.01     -7.58         6.55
                       WITH SALES CHARGE*                           -0.47         -1.33       -2.27     -8.28         6.11

   L SHARES            WITHOUT CDSC                 12/15/98         2.86          1.84       -1.87     -8.45         5.86
                       WITH CDSC*                                    0.86         -0.16       -1.87     -8.45         5.86

   T SHARES                                         12/31/95         3.74          2.90       -0.84     -7.48         6.61

S&P 500 INDEX                                                        6.92          6.69        2.74     -3.16           --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

+The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to December 12, 1998 and inception of the A and L Shares on October 14, 2003 and December 15, 1998, respectively. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance Because the common trust fund was not registered under the 1940 Act, it is possible to reflect tax consequences when calculating after-tax returns periods prior to the inception of this class of shares. Therefore the after-tax

                                  [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments

Health Care                                         19.7%
Consumer Discretionary                              17.7%
Industrials                                         15.5%
Information Technology                              14.1%
Financials                                          13.4%
Energy                                               8.8%
Consumer Staples                                     5.6%
Materials                                            3.6%
Cash Equivalents                                     1.6%


(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S):

-   Mills Riddick, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: For the 10 month period ended March 31,2005 the Fund returned 11.42% compared to 10.73% and 14.83% for it's primary benchmarks the S&P 500/BARRA Value Index and the Russell 1000 Value Index. The Fund underperformed the Russell 1000 Value Index, the principal cause for this underperformance was the Fund's underweight in the two best performing sectors of the benchmark, Energy and Utilities. Oil prices made a dazzling upward move over this period contrary to what traditional analysis of supply and demand would suggest. Utilities moved in tandem with the decline in interest rates and benefited from the overall concern by investors of an impending economic slowdown. Thus, our models deemed most Energy and Utilities stocks to be overvalued. Interestingly, the Fund outperformed the Barra Value Index for the period primarily because it carries a much lower weighting in Energy stocks than the Russell Index.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The best stocks in the period were mostly found in the Energy space with Unocal and Kerr-McGee leading the way. Both benefited from M&A speculation as well as the continued meteoric move in oil prices. May Department Stores posted nice gains on a merger announcement with Federated Department Stores, which looks to be very complementary in terms of both synergies and geographic overlap. Rockwell Automation consistently beat earnings expectations while transforming themselves into a more technology based company. Lockheed Martin performed well as the company got the go ahead for full rate production of the F/A-22 fighter aircraft.

     The worst stocks in the period suffered primarily because of lowered earnings outlooks. A good example is Lear Corp. which lowered its earnings guidance based on higher raw materials costs and auto production schedules being cut at the Big Three auto makers. Tektronix declined because of a more tepid earnings outlook going forward coming off of many quarters of double digit growth.

Q.   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

     The Fund is about equal weight in Consumer Discretionary with our favorites being Mattel and Newell Rubbermaid. Mattel has a great balance sheet, improving strategy for Barbie and very strong cash flow which is finding its way into increased share buybacks and higher dividends. Newell has sold low margin businesses, is focusing on new product rollouts and streamlining operations. The Fund is over weight in Consumer Staples with positions like Pepsico that exhibit not only strong financial characteristics but solid fundamentals as well.

     The Fund is significantly underweight in Energy due to price targets being achieved but overweight in Materials. The Fund currently owns only integrated companies like Exxon Mobil rather than E&P or Service/Drillers because of very solid cash flow and diversification. DuPont is a name we like in Materials because it has gone through a major restructuring where commodity chemical businesses were sold and proceeds redirected into higher return operations like life sciences.

     The Fund is underweight in Financials. The interest rate sensitivity of these stocks has risen dramatically since the early nineties led by mortgage related issues. Currently within the financial domain we are emphasizing capital markets, processing and asset management and avoiding the more retail or mortgage related companies.

     The Fund is overweight in Industrials while maintaining an equal weight in Technology. Industrials we like exhibit strong balance sheets and good operating leverage like General Electric. Diebold is the type of Technology name we like primarily because of its strong balance sheet, cash flow and dividend profile.

     The Fund is slightly overweight in Health Care. The pharmaceutical companies have been attractive from a valuation standpoint for quite some time but we haven't been able to get comfortable with their respective growth outlooks given the contentious political and regulatory environment as well as the generic drug onslaught they have been experiencing. We will become much more constructive as the generic risk subsides in 2005 and EPS visibility increases.

     The Fund is about equal weight in Telecommunications and underweight Utilities. Telecom services companies are experiencing increased competition from cable and internet telephony. Utilities are expensive relative to history. They will be used as a source of funds.

     The key issues for the market remain the future path of Fed tightening, oil prices and bond yields. We believe profit growth will continue to slow but stay positive. In this low growth environment companies with well defined dividend policies should continue to do well since dividend yield will become a more important source of total return. The Fund has consistently focused on these types of companies since inception.

                                                         VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTMENT (as of March 31, 2005)

                         Value Income         S&P 500/
                         Stock Fund             BARRA             Russell 1000
                         (T Shares)          Value Index           Value Index
                         ----------          -----------          ------------
03/95                       10000                10000               10000
                            10649                10871               10895
                            11439                11736               11847
12/95                       12290                12495               12633
                            12939                13294               13349
                            13427                13566               13579
                            13852                13925               13973
                            14682                15244               15368
                            15114                15512               15761
                            16974                17757               18085
                            18528                19385               19886
12/97                       18658                19814               20774
                            20896                22104               23196
                            20111                22218               23300
                            18196                19349               20601
                            20632                22722               24021
                            20303                23369               24365
                            23421                25893               27113
                            20578                23504               24457
12/99                       20027                25613               25786
                            19258                25673               25909
                            18760                24570               24695
                            20001                26736               26637
                            22201                27171               27595
                            21153                25398               25979
                            22373                26517               27248
                            20247                22220               24264
12/01                       21989                23989               26053
                            22895                24307               27118
                            21029                21720               24809
                            16846                17276               20151
                            18587                18987               22008
                            17296                17941               20938
                            19860                21321               24555
                            20405                21863               25062
12/03                       22982                25023               28618
                            23718                25860               29485
                            24267                26066               29744
                            24423                26337               30203
                            26448                28953               33338
03/05                       26472                28249               33367



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 /BARRA Value Index and the Russell 1000 Value Index. The S&P 500/BARRA Value Index is comprised of securities in the S&P 500 Index that have lower price-to-book ratios. The Russell 1000 Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price- to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                   ----------------------------------------------

VALUE INCOME STOCK FUND                       INCEPTION DATE+     10 MONTH**      1 YEAR       3 YEAR      5 YEAR      10 YEAR

A SHARES          WITHOUT SALES CHARGE           02/17/93           11.18          11.27        4.55        6.16         9.82
                  WITH SALES CHARGE*                                 6.96           7.14        3.24        5.36         9.39


L SHARES          WITHOUT CDSC                   06/01/95           10.46          10.46        3.80        5.38         9.04
                  WITH CDSC*                                         8.46           8.46        3.80        5.38         9.04

T SHARES                                         10/31/89           11.42          11.61        4.96        6.57        10.22

S&P 500/BARRA VALUE INDEX                                           10.73           9.24        5.14        1.93        10.94

RUSSELL 1000 VALUE INDEX                                            14.83          13.17        7.16        5.19        12.81

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN.

+ The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to February 12, 1993, and past performance of the T Shares for the periods between February 12, 1993 and inception of the A and L Shares on February 17, 1993 and June 1, 1995, respectively. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                                  [PIE CHART]

                   SECTOR WEIGHTINGS as of March 31, 2005)(1)
                      as a percentage of total investments


Financials                                          23.6%
Industrials                                         16.7%
Consumer Staples                                    10.2%
Consumer Discretionary                              10.0%
Materials                                            9.0%
Energy                                               6.5%
Health Care                                          6.3%
Information Technology                               5.6%
Telecommunication Services                           5.3%
Cash Equivalents                                     4.6%
Utilities                                            2.2%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                              INVESTMENT ADVISER:

                        Trusco Capital Management, Inc.

              This information must be preceded or accompanied by
                a current prospectus for each Fund described. An
                investor should consider the Fund's investment
            objectives, risks, charges and expenses carefully before
              investing or sending money. This and other important
                information about STI Classic Funds can be found
              in the Fund's prospectus. For additional information
            please call 1-800-428-6970, option 1, or by visiting our
              Website at www.sticlassicfunds.com. Please read the
                     prospectus carefully before investing.


                                  DISTRIBUTOR:

                             BISYS Fund Service LP


           ----------------------------------------------------------
             Not FDIC Insured - No Bank Guarantee - May Lose Value
           ----------------------------------------------------------















                            [STI CLASSIC FUNDS LOGO]




                                                                  STI-AR-EQ 0305
                                                                           06/05

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

AGGRESSIVE GROWTH STOCK FUND

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
COMMON STOCKS (97.0%)
CONSUMER DISCRETIONARY (20.8%)
  Best Buy Co., Inc.                 23,300     $ 1,258
  Blue Nile, Inc. *                  27,500         760
  Coach, Inc. *                      25,000       1,416
  eBay, Inc. *                       74,900       2,792
  Garmin Ltd.                         4,254         197
  Getty Images, Inc. *                4,302         306
  IAC/Interactive Corp. *            56,600       1,260
  Omnicom Group, Inc.                10,600         938
  Starbucks Corp. *                  58,000       2,997
  Walt Disney Co. (The)              56,400       1,620
                                                -------
                                                 13,544
                                                -------
CONSUMER STAPLES (5.3%)
  Avon Products, Inc.                41,300       1,774
  Whole Foods Market, Inc.           16,100       1,644
                                                -------
                                                  3,418
                                                -------
FINANCIALS (11.8%)
  BlackRock, Inc., Cl A              13,500       1,012
  Capital One Financial Corp.        37,000       2,767
  Investors Financial Services
    Corp.                            54,600       2,670
  SLM Corp.                          23,700       1,181
                                                -------
                                                  7,630
                                                -------
HEALTH CARE (17.9%)
  Alcon, Inc.                         7,000         625
  Biosite, Inc. *                    11,800         614
  Cephalon, Inc. *                   27,500       1,288
  Eyetech Pharmaceuticals, Inc. *     7,544         207
  Forest Laboratories, Inc. *        38,800       1,433
  Genentech, Inc. *                  21,741       1,231
  Gilead Sciences, Inc. *            59,300       2,122
  Johnson & Johnson                  16,900       1,135
  Kyphon, Inc. *                     12,700         320
  Laboratory Corp. of America
    Holdings *                        1,472          71
  Martek Biosciences Corp. *         15,100         879
  Medicis Pharmaceutical Corp.,
    Cl A                             22,500         675
  Wright Medical Group, Inc. *       41,500         996
                                                -------
                                                 11,596
                                                -------

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
INDUSTRIALS (1.7%)
  Monster Worldwide, Inc. *          39,802     $ 1,116
                                                -------
INFORMATION TECHNOLOGY (37.1%)
  Alliance Data Systems Corp. *      16,100         650
  Apple Computer, Inc. *             49,400       2,058
  Avaya, Inc. *                      37,900         443
  Broadcom Corp., Cl A *             23,500         703
  CheckFree Corp. *                   4,869         198
  Cisco Systems, Inc. *              19,225         344
  CNET Networks, Inc. *              73,900         698
  Cognizant Technology Solutions
    Corp., Cl A *                    74,200       3,428
  Computer Associates
    International, Inc.                  84           2
  Dell, Inc. *                       38,200       1,468
  First Data Corp.                    3,382         133
  Fiserv, Inc. *                      6,081         242
  Flextronics International Ltd.
    *                               106,300       1,280
  Google, Inc. *                      4,000         722
  Intel Corp.                        50,500       1,173
  International Business Machines
    Corp.                             4,252         389
  Juniper Networks, Inc. *           42,800         944
  Microsoft Corp.                    29,054         702
  Paychex, Inc.                      39,800       1,306
  QUALCOMM, Inc.                     72,500       2,657
  SRA International, Inc., Cl A *    18,800       1,133
  VeriSign, Inc. *                   23,833         684
  Yahoo!, Inc. *                     82,000       2,780
                                                -------
                                                 24,137
                                                -------
TELECOMMUNICATION SERVICES (2.4%)
  Nextel Communications, Inc. *      38,100       1,083
  Sprint Corp.                       19,600         446
                                                -------
                                                  1,529
                                                -------
Total Common Stocks (Cost
  $59,915)                                       62,970
                                                -------
DEPOSITARY RECEIPTS (0.4%)
  Nasdaq-100 Trust, Series 1          7,609         278
                                                -------
Total Depositary Receipts (Cost
  $279)                                             278
                                                -------

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
REPURCHASE AGREEMENTS (3.3%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $2,140,686
    (collateralized by U.S.
    Government Agencies, 5.500-
    6.500%, due 01/01/11-
    01/01/17; total market value
    $2,183,692)                    $  2,141     $ 2,141
                                                -------
Total Repurchase Agreements (Cost
  $2,141)                                         2,141
                                                -------
Total Investments (Cost
  $62,335)(a) -- 100.7%                          65,389
Liabilities in excess of other
  assets -- (0.7)%                                 (466)
                                                -------
Net Assets -- 100.0%                            $64,923
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

BALANCED FUND

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
COMMON STOCKS (58.4%)
CONSUMER DISCRETIONARY (9.5%)
  Harley-Davidson, Inc.             54,600    $   3,154
  Home Depot, Inc. (The)            67,600        2,585
  J. C. Penney Co., Inc.            71,000        3,685
  Kohl's Corp. *                    33,000        1,704
  Lowe's Cos., Inc.                 28,900        1,650
  NIKE, Inc., Cl B                  40,400        3,366
  Office Depot, Inc. *              26,100          579
  Omnicom Group, Inc.               26,200        2,319
  Staples, Inc.                     39,000        1,226
  Time Warner, Inc. *               87,000        1,527
  Walt Disney Co. (The)             73,500        2,112
                                              ---------
                                                 23,907
                                              ---------
CONSUMER STAPLES (4.4%)
  Clorox Co. (The)                  50,000        3,150
  Wal-Mart Stores, Inc.             76,000        3,808
  Walgreen Co.                      93,400        4,149
                                              ---------
                                                 11,107
                                              ---------
ENERGY (2.2%)
  Anadarko Petroleum Corp.          15,000        1,142
  Exxon Mobil Corp.                 73,500        4,380
                                              ---------
                                                  5,522
                                              ---------
FINANCIALS (12.9%)
  Ambac Financial Group,
    Inc.                            39,000        2,915
  American Express Co.              83,700        4,301
  American International
    Group, Inc.                     20,000        1,108
  Chubb Corp. (The)                 45,500        3,607
  Citigroup, Inc.                   31,500        1,416
  Comerica, Inc.                    31,000        1,707
  Freddie Mac                       44,200        2,793
  Goldman Sachs Group, Inc.
    (The)                           31,400        3,454
  JPMorgan Chase & Co.              92,800        3,211
  MGIC Investment Corp.             44,000        2,713
  SLM Corp.                         66,700        3,324
  Wells Fargo & Co.                 29,200        1,746
                                              ---------
                                                 32,295
                                              ---------
HEALTH CARE (6.6%)
  Becton, Dickinson & Co.           39,500        2,308
  Biomet, Inc.                      52,400        1,902
  Boston Scientific Corp. *         79,500        2,329
  Johnson & Johnson                 25,000        1,679
  Medtronic, Inc.                   24,000        1,223

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
HEALTH CARE--CONTINUED
  St. Jude Medical, Inc. *          81,400    $   2,929
  Stryker Corp.                     65,000        2,900
  Zimmer Holdings, Inc. *           15,700        1,222
                                              ---------
                                                 16,492
                                              ---------
INDUSTRIALS (8.4%)
  Boeing Co. (The)                  38,800        2,268
  Danaher Corp. (e)                 45,200        2,414
  Emerson Electric Co.              41,500        2,695
  General Electric Co.             119,500        4,309
  Illinois Tool Works, Inc.         13,000        1,164
  L-3 Communications
    Holdings, Inc.                  32,200        2,287
  Northrop Grumman Corp.            50,800        2,742
  Raytheon Co.                      79,500        3,077
                                              ---------
                                                 20,956
                                              ---------
INFORMATION TECHNOLOGY (13.6%)
  Amdocs Ltd. *                     56,000        1,590
  Automatic Data Processing,
    Inc.                            63,300        2,845
  Avaya, Inc. *                    129,200        1,509
  CDW Corp.                         24,300        1,377
  CheckFree Corp. *                 23,000          937
  Cisco Systems, Inc. *             74,000        1,324
  Computer Associates
    International, Inc.                 34            1
  Computer Sciences Corp. *         21,100          967
  EMC Corp. *                      163,500        2,014
  First Data Corp.                  22,900          900
  Hewlett-Packard Co.               79,300        1,740
  Maxim Integrated Products,
    Inc.                            36,000        1,471
  Microsoft Corp.                  135,400        3,274
  NCR Corp.                         96,000        3,240
  Nokia Corp. ADR                  158,700        2,449
  Oracle Corp. *                   174,000        2,172
  Scientific-Atlanta, Inc.          64,700        1,826
  Texas Instruments, Inc.          103,600        2,641
  VeriSign, Inc. *                  71,200        2,043
                                              ---------
                                                 34,320
                                              ---------
MATERIALS (0.8%)
  Air Products & Chemicals,
    Inc.                            29,900        1,892
                                              ---------
Total Common Stocks (Cost
  $135,401)                                     146,491
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
CORPORATE BONDS (8.0%)
AIRLINES (0.2%)
  Southwest Airlines Co.,
    5.125%, 03/01/17           $       555    $     521
                                              ---------
AUTO MANUFACTURERS (0.5%)
  Daimler Chrysler NA
    Holdings, 8.500%,
    01/18/31                           295          356
  Ford Motor Co., 7.450%,
    07/16/31 (e)                     1,115        1,009
                                              ---------
                                                  1,365
                                              ---------
BANKS (0.5%)
  Bank of America Corp.,
    7.400%, 01/15/11                   795          896
  HSBC Holdings PLC, 7.625%,
    05/17/32 (d)                       300          375
                                              ---------
                                                  1,271
                                              ---------
BUILDING MATERIALS (0.2%)
  American Standard Cos.,
    Inc., 7.625%, 02/15/10             360          401
                                              ---------
COMPUTERS (0.1%)
  NCR Corp., 7.125%, 06/15/09          130          140
                                              ---------
DIVERSIFIED FINANCIAL SERVICES (2.1%)
  CIT Group, Inc., 5.125%,
    09/30/14                           485          479
  Citigroup, Inc., 5.125%,
    05/05/14                           305          305
  Citigroup, Inc., 5.875%,
    02/22/33                           310          314
  Fund American Cos., Inc.,
    5.875%, 05/15/13                   850          863
  Goldman Sachs Group, Inc.
    (The), 3.875%, 01/15/09            240          234
  Goldman Sachs Group, Inc.
    (The), 4.750%, 07/15/13            580          558
  J.P. Morgan Chase & Co.,
    6.625%, 03/15/12                   795          868
  John Deere Capital Corp.,
    3.900%, 01/15/08                   140          138
  MBNA Corp., 6.125%,
    03/01/13                           350          369
  MBNA Corp., Ser B, 7.500%,
    03/15/12                           240          271
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                   110          108

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Merrill Lynch & Co., Inc.,
    Ser C, 5.000%, 01/15/15    $       295    $     286
  Morgan Stanley, 5.300%,
    03/01/13                           440          442
                                              ---------
                                                  5,235
                                              ---------
ELECTRIC (0.4%)
  Dominion Resources, Inc.,
    Ser E, 6.750%, 12/15/32            160          174
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11,
    Callable 11/01/06 @ 100            235          231
  Oncor Electric Delivery,
    7.000%, 05/01/32                   140          161
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                   500          514
                                              ---------
                                                  1,080
                                              ---------
ENTERTAINMENT (0.2%)
  GTECH Holdings Corp.,
    4.750%, 10/15/10                   270          266
  Harrahs Operating Co.,
    Inc., 5.375%, 12/15/13             175          173
                                              ---------
                                                    439
                                              ---------
FOREST & PAPER PRODUCTS (0.1%)
  Weyerhaeuser Co., 7.375%,
    03/15/32                           120          140
                                              ---------
HOME BUILDERS (0.2%)
  Lennar Corp., 5.950%,
    03/01/13                           205          211
  Pulte Homes, Inc., 4.875%,
    07/15/09                           220          217
                                              ---------
                                                    428
                                              ---------
INSURANCE (0.5%)
  MetLife, Inc., 5.250%,
    12/01/06                           160          163
  Monumental Global Funding,
    5.200%, 01/30/07 (d)               585          596
  Prudential Financial, Inc.,
    3.750%, 05/01/08                   145          142
  Prudential Financial, Inc.,
    Ser B, 5.100%, 09/20/14            230          228
                                              ---------
                                                  1,129
                                              ---------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

BALANCED FUND -- CONCLUDED

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
INVESTMENT COMPANIES (0.1%)
  Credit Suisse First Boston
    USA, Inc., 6.500%,
    01/15/12                   $       275    $     298
                                              ---------
LEISURE TIME (0.1%)
  Harley-Davidson, Inc.,
    3.625%, 12/15/08 (d)               265          259
                                              ---------
LODGING (0.0%)
  Marriot International,
    Inc., Ser C, 7.875%,
    09/15/09                            90          101
                                              ---------
MEDIA (0.8%)
  Comcast Cable
    Communications, Inc.,
    7.125%, 06/15/13                   550          612
  Comcast Corp, 7.050%,
    03/15/33                            70           78
  Cox Communications, Inc.,
    4.625%, 06/01/13                   260          242
  News America Holdings,
    Inc., 9.250%, 02/01/13             240          300
  News America, Inc., 6.200%,
    12/15/34 (d)                       145          143
  Time Warner, Inc., 7.625%,
    04/15/31                           475          558
                                              ---------
                                                  1,933
                                              ---------
MINING (0.1%)
  Codelco, Inc., 5.500%,
    10/15/13 (d)                       325          328
                                              ---------
MISCELLANEOUS MANUFACTURER (0.5%)
  General Electric Co.,
    5.000%, 02/01/13                 1,250        1,248
                                              ---------
OIL & GAS (0.3%)
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                   170          212
  Enterprise Products
    Operating L.P., Ser B,
    6.875%, 03/01/33                   215          225
  Motiva Enterprises LLC,
    5.200%, 09/15/12 (d)               200          203
  Pennzoil Co., 10.250%,
    11/01/05                            60           62
                                              ---------
                                                    702
                                              ---------
PACKAGING & CONTAINERS (0.1%)
  Packaging Corp. of America,
    5.750%, 08/01/13                   185          183
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (0.1%)
  Capital One Financial
    Corp., 4.800%, 02/21/12    $       320    $     311
                                              ---------
PIPELINES (0.3%)
  CenterPoint Energy
    Resources Corp., Ser B,
    7.875%, 04/01/13                   340          394
  K N Capital Trust III,
    7.630%, 04/15/28                   280          322
  K N Energy, Inc., 7.250%,
    03/01/28                           120          136
                                              ---------
                                                    852
                                              ---------
REITS (0.1%)
  Simon Property Group LP,
    6.375%, 11/15/07                   155          161
                                              ---------
RETAIL (0.0%)
  Federated Department
    Stores, Inc., 6.900%,
    04/01/29                           115          123
                                              ---------
SAVINGS & LOAN (0.1%)
  Golden West Financial
    Corp., 4.125%, 08/15/07            325          324
                                              ---------
TELECOMMUNICATIONS (0.4%)
  SBC Communications, Inc.,
    5.625%, 06/15/16 (e)                45           45
  SBC Communications, Inc.,
    6.450%, 06/15/34                   120          125
  Sprint Capital Corp.,
    8.750%, 03/15/32                   505          655
  TELUS Corp., 8.000%,
    06/01/11                           220          255
                                              ---------
                                                  1,080
                                              ---------
Total Corporate Bonds (Cost
  $19,957)                                       20,052
                                              ---------
U.S. GOVERNMENT AGENCIES (0.7%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.7%)
  8.500%, 04/15/31                     406          442
  8.000%, 08/15/31                     524          565
  8.000%, 09/15/31                     600          646
                                              ---------
Total U.S. Government
  Agencies (Cost $1,607)                          1,653
                                              ---------
U.S. TREASURY OBLIGATIONS (30.8%)
U.S. TREASURY BONDS (2.1%)
  5.375%, 02/15/31 (e)               4,825        5,259
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (4.6%)
  1.875%, 07/15/13             $     7,579    $   7,711
  3.875%, 04/15/29                   2,813        3,869
                                              ---------
                                                 11,580
                                              ---------
U.S. TREASURY NOTES (24.1%)
  3.500%, 11/15/06 (e)              17,935       17,880
  3.375%, 02/28/07 (e)               7,055        7,003
  3.125%, 05/15/07 (e)              11,610       11,446
  3.125%, 04/15/09 (e)               2,760        2,662
  6.000%, 08/15/09 (e)              10,070       10,821
  4.000%, 03/15/10 (e)               5,225        5,184
  4.875%, 02/15/12 (e)               1,230        1,270
  3.875%, 02/15/13 (e)               4,055        3,914
                                              ---------
                                                 60,180
                                              ---------
Total U.S. Treasury
  Obligations (Cost $77,049)                     77,019
                                              ---------
YANKEE BONDS (0.7%)
MEDIA (0.1%)
  British Sky Broadcasting
    Group, 6.875%, 02/23/09            305          327
                                              ---------
SOVEREIGN (0.4%)
  United Mexican States,
    8.300%, 08/15/31                   785          899
                                              ---------
TELECOMMUNICATIONS (0.2%)
  Deutsche Telekom
    International Finance,
    9.250%, 06/01/32                   160          230
  Verizon Global Funding
    Corp., 7.750%, 12/01/30            190          230
                                              ---------
                                                    460
                                              ---------
Total Yankee Bonds (Cost
  $1,609)                                         1,686
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                 Amount         Value
-------------------------------------------------------
WARRANTS (0.0%)
INFORMATION TECHNOLOGY (0.0%)
  Lucent Technologies, Inc.          1,199    $       1
                                              ---------
Total Warrants (Cost $0)                              1
                                              ---------
SHORT-TERM INVESTMENT (27.4%)
  CSFB Enhanced Liquidity
    Portfolio (f)               68,636,202       68,636
                                              ---------
Total Short-Term Investment
  (Cost $68,636)                                 68,636
                                              ---------
REPURCHASE AGREEMENT (1.6%)
  Deutsche Bank, 2.650%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $4,051,125
    (collateralized by U.S.
    Treasury Obligations, DN,
    due 02/15/20-02/15/23;
    total market value
    $4,131,931)                $     4,051        4,051
                                              ---------
Total Repurchase Agreement
  (Cost $4,051)                                   4,051
                                              ---------
Total Investments (Cost
  $308,310) (a) -- 127.6%                       319,589
Liabilities in excess of
  other assets -- (27.6)%                       (69,190)
                                              ---------
Net Assets -- 100.0%                          $ 250,399
                                              =========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CAPITAL APPRECIATION FUND

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
COMMON STOCKS (99.2%)
CONSUMER DISCRETIONARY (17.3%)
  Harley-Davidson, Inc.           614,000    $   35,465
  Home Depot, Inc. (The)          867,000        33,154
  J. C. Penney Co., Inc.          552,500        28,686
  Kohl's Corp. * (e)              360,000        18,587
  Lowe's Cos., Inc. (e)           314,000        17,926
  NIKE, Inc., Cl B (e)            455,300        37,931
  Office Depot, Inc. *            375,100         8,320
  Omnicom Group, Inc.             284,800        25,210
  Staples, Inc. (e)               500,000        15,715
  Time Warner, Inc. * (e)       2,000,000        35,100
  Walt Disney Co. (The)         1,290,000        37,062
                                             ----------
                                                293,156
                                             ----------
CONSUMER STAPLES (6.4%)
  Clorox Co. (The) (e)            544,000        34,267
  Wal-Mart Stores, Inc.           639,000        32,020
  Walgreen Co. (e)                969,500        43,065
                                             ----------
                                                109,352
                                             ----------
ENERGY (3.7%)
  Anadarko Petroleum Corp.
    (e)                           177,000        13,470
  Exxon Mobil Corp.               820,000        48,872
                                             ----------
                                                 62,342
                                             ----------
FINANCIALS (20.3%)
  Ambac Financial Group,
    Inc. (e)                      372,000        27,807
  American Express Co.            916,000        47,055
  American International
    Group, Inc.                   340,000        18,839
  Chubb Corp. (The) (e)           503,500        39,912
  Citigroup, Inc.                 481,000        21,616
  Comerica, Inc.                  362,000        19,939
  Freddie Mac (e)                 494,000        31,221
  Goldman Sachs Group, Inc.
    (The)                         344,500        37,892
  JPMorgan Chase & Co. (e)        518,900        17,954
  MGIC Investment Corp.           500,000        30,835
  SLM Corp.                       677,000        33,742
  Wells Fargo & Co.               284,000        16,983
                                             ----------
                                                343,795
                                             ----------
HEALTH CARE (10.8%)
  Becton, Dickinson & Co.         433,300        25,313
  Biomet, Inc. (e)                567,000        20,582
  Boston Scientific Corp. *       866,900        25,392

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
HEALTH CARE--CONTINUED
  Johnson & Johnson               287,600    $   19,315
  Medtronic, Inc.                 260,000        13,247
  St. Jude Medical, Inc. *        934,800        33,654
  Stryker Corp.                   709,000        31,628
  Zimmer Holdings, Inc. *
    (e)                           176,500        13,733
                                             ----------
                                                182,864
                                             ----------
INDUSTRIALS (14.9%)
  Boeing Co. (The)                685,000        40,045
  Danaher Corp. (e)               496,000        26,491
  Emerson Electric Co.            444,800        28,881
  General Electric Co.          1,496,000        53,946
  Illinois Tool Works,
    Inc.                          150,000        13,430
  L-3 Communications
    Holdings, Inc.                352,000        24,999
  Northrop Grumman Corp.          581,500        31,389
  Raytheon Co. (e)                870,000        33,669
                                             ----------
                                                252,850
                                             ----------
INFORMATION TECHNOLOGY (25.0%)
  Amdocs Ltd. *                   820,000        23,288
  Automatic Data
    Processing, Inc.              688,800        30,962
  Avaya, Inc. *                 1,800,000        21,024
  CDW Corp. (e)                   263,500        14,935
  CheckFree Corp. * (e)           435,000        17,731
  Cisco Systems, Inc. *           870,000        15,564
  Computer Associates
    International, Inc.               290             8
  Computer Sciences Corp. *
    (e)                           264,300        12,118
  EMC Corp. *                   2,866,000        35,308
  First Data Corp.                405,000        15,921
  Hewlett-Packard Co.             800,000        17,552
  Maxim Integrated
    Products, Inc.                400,000        16,348
  Microsoft Corp.               1,383,000        33,427
  NCR Corp.                     1,000,000        33,739
  Nokia Corp. ADR               1,818,000        28,052
  Oracle Corp. *                2,216,000        27,656
  Scientific-Atlanta, Inc.        740,000        20,883
  Texas Instruments, Inc.
    (e)                         1,125,000        28,676
  VeriSign, Inc. * (e)          1,038,500        29,805
                                             ----------
                                                422,997
                                             ----------

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
MATERIALS (0.8%)
  Air Products & Chemicals,
    Inc.                          218,500    $   13,829
                                             ----------
Total Common Stocks (Cost
  $1,566,866)                                 1,681,185
                                             ----------
WARRANTS (0.0%)
INFORMATION TECHNOLOGY (0.0%)
  Lucent Technologies,
    Inc.                           12,166             8
                                             ----------
Total Warrants (Cost $0)                              8
                                             ----------
SHORT-TERM INVESTMENTS (8.2%)
  CSFB Enhanced Liquidity
    Portfolio (f)             139,174,134       139,174
                                             ----------
Total Short-Term
  Investments (Cost
  $139,174)                                     139,174
                                             ----------
REPURCHASE AGREEMENTS (1.7%)
  Bear Stearns & Co., Inc.,
    2.830%, dated 03/31/05,
    to be repurchased on
    04/01/05, repurchase
    price $29,588,145
    (collateralized by U.S.
    Government Agencies DN,
    due 07/01/18-04/01/35;
    total market value
    $30,178,581)             $     29,586        29,586
                                             ----------
Total Repurchase Agreements
  (Cost $29,586)                                 29,586
                                             ----------
Total Investments (Cost
  $1,735,626) (a) -- 109.1%                   1,849,953
Liabilities in excess of
  other assets -- (9.1)%                       (154,059)
                                             ----------
Net Assets -- 100.0%                         $1,695,894
                                             ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

EMERGING GROWTH STOCK FUND

----------------------------------------------------------
                                    Shares or
                                    Principal
                                     Amount        Value
----------------------------------------------------------
COMMON STOCKS (96.7%)
CONSUMER DISCRETIONARY (14.2%)
  Blue Nile, Inc. *                   17,600      $   486
  Coach, Inc. *                        8,000          453
  Dick's Sporting Goods, Inc. *       11,600          426
  Getty Images, Inc. *                 3,900          277
  Overstock.com, Inc. *                6,300          271
  PETCO Animal Supplies, Inc. *        4,200          155
  Starbucks Corp. *                    5,800          300
  True Religion Apparel, Inc. *        6,500           80
  Urban Outfitters, Inc. *            10,000          480
                                                  -------
                                                    2,928
                                                  -------
CONSUMER STAPLES (3.5%)
  Whole Foods Market, Inc.             7,000          715
                                                  -------
FINANCIALS (11.6%)
  Affiliated Managers Group, Inc.
    *                                  6,500          403
  BlackRock, Inc., Cl A               10,600          794
  Calamos Asset Management, Inc.,
    Cl A                              14,100          380
  Investors Financial Services
    Corp.                             16,700          817
                                                  -------
                                                    2,394
                                                  -------
HEALTH CARE (18.8%)
  Biosite, Inc. *                      8,300          432
  Cephalon, Inc. *                    11,600          543
  Kyphon, Inc. *                      12,800          322
  Martek Biosciences Corp. *           7,400          431
  Medicis Pharmaceutical Corp., Cl
    A                                 19,000          570
  Neurocrine Biosciences, Inc. *       6,400          244
  Psychiatric Solutions, Inc. *        6,000          276
  Varian Medical Systems, Inc. *      11,500          394
  Wright Medical Group, Inc. *        27,700          664
                                                  -------
                                                    3,876
                                                  -------
INDUSTRIALS (9.3%)
  AirTran Holdings, Inc. *            48,400          438
  Corporate Executive Board Co.
    (The)                              9,100          582
  Monster Worldwide, Inc. *            7,200          202
  Portfolio Recovery Associates,
    Inc. *                            18,100          616
  Turbochef Technologies, Inc. *       4,900           73
                                                  -------
                                                    1,911
                                                  -------

----------------------------------------------------------
                                    Shares or
                                    Principal
                                     Amount        Value
----------------------------------------------------------
INFORMATION TECHNOLOGY (34.7%)
  Adobe Systems, Inc.                  7,000      $   470
  Alliance Data Systems Corp. *       12,900          521
  Apple Computer, Inc. *              23,000          959
  aQuantive, Inc. *                   37,500          415
  Broadcom Corp., Cl A *               9,500          284
  CNET Networks, Inc. *               51,000          481
  Cogent, Inc. *                       6,000          151
  Cognizant Technology Solutions
    Corp., Cl A *                     19,100          882
  Euronet Worldwide, Inc. *           20,900          597
  JAMDAT Mobile, Inc. *               14,600          252
  Juniper Networks, Inc. *            22,700          501
  NAVTEQ Corp. *                       6,200          269
  SRA International, Inc., Cl A *      8,400          506
  VeriSign, Inc. *                    11,400          327
  ViaSat, Inc. *                      18,900          353
  Volterra Semiconductor Corp. *      13,900          188
                                                  -------
                                                    7,156
                                                  -------
TELECOMMUNICATION SERVICES (4.6%)
  Crown Castle International Corp.
    *                                 29,600          475
  Nextel Partners, Inc., Cl A *       21,800          479
                                                  -------
                                                      954
                                                  -------
Total Common Stocks (Cost $18,208)                 19,934
                                                  -------
REPURCHASE AGREEMENTS (3.8%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $784,792
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 01/01/17; total market
    value $801,054)                  $   785          785
                                                  -------
Total Repurchase Agreements (Cost
  $785)                                               785
                                                  -------
Total Investments (Cost $18,993)
  (a) -- 100.5%                                    20,719
Liabilities in excess of other
  assets -- (0.5)%                                   (105)
                                                  -------
Net Assets -- 100.0%                              $20,614
                                                  =======

     See notes to schedules of portfolio investments and notes to financial statements.
 47

GROWTH AND INCOME FUND

-------------------------------------------------------
                                Shares         Value
-------------------------------------------------------
COMMON STOCKS (98.9%)
CONSUMER DISCRETIONARY (8.9%)
  Advance Auto Parts, Inc.
    *                             400,000    $   20,180
  Gannett Co., Inc.               115,000         9,094
  Jones Apparel Group,
    Inc.                          100,000         3,349
  Kohl's Corp. *                  250,000        12,908
  Lowe's Cos., Inc. (e)           150,000         8,564
  McDonald's Corp. (e)             40,000         1,246
  Target Corp.                    245,000        12,255
  Viacom, Inc., Cl B (e)          660,000        22,987
  Walt Disney Co. (The) (e)       400,000        11,492
                                             ----------
                                                102,075
                                             ----------
CONSUMER STAPLES (11.3%)
  Anheuser-Busch Cos., Inc.
    (e)                            20,000           948
  Archer-Daniels-Midland
    Co.                           875,000        21,507
  Clorox Co. (The)                250,000        15,748
  Diageo PLC ADR                  335,000        19,061
  General Mills, Inc.              30,000         1,475
  Kimberly-Clark Corp.            150,000         9,860
  PepsiCo, Inc.                   235,000        12,462
  Sara Lee Corp.                  850,000        18,835
  SYSCO Corp.                      50,000         1,790
  Wal-Mart Stores, Inc.           375,000        18,791
  Wm. Wrigley Jr. Co.             150,000         9,836
                                             ----------
                                                130,313
                                             ----------
ENERGY (11.1%)
  Anadarko Petroleum Corp.
    (e)                           150,000        11,415
  Baker Hughes, Inc.              300,000        13,347
  Burlington Resources,
    Inc. (e)                      200,000        10,014
  ChevronTexaco Corp. (e)         250,000        14,578
  ConocoPhillips (e)              145,000        15,637
  Exxon Mobil Corp.               395,000        23,541
  Kerr-McGee Corp. (e)            200,000        15,666
  Royal Dutch Petroleum Co.
    ADR                           375,000        22,515
                                             ----------
                                                126,713
                                             ----------
FINANCIALS (23.6%)
  American Express Co.             35,000         1,798
  American International
    Group, Inc. (e)               140,000         7,757
  Bank of America Corp. (e)       550,000        24,255
  Berkshire Hathaway, Inc.,
    Cl B *                          8,500        24,275
  Cincinnati Financial
    Corp.                         350,000        15,264
  Citigroup, Inc. (e)             552,066        24,810

-------------------------------------------------------
                                Shares         Value
-------------------------------------------------------
FINANCIALS--CONTINUED
  Fannie Mae                      200,000    $   10,890
  Fifth Third Bancorp (e)         150,000         6,447
  Genworth Financial, Inc.,
    Cl A                          660,000        18,163
  Goldman Sachs Group, Inc.
    (The) (e)                     100,000        10,999
  Jefferson-Pilot Corp. (e)        40,000         1,962
  MBNA Corp.                      450,000        11,048
  MGIC Investment Corp.           100,000         6,167
  Morgan Stanley                  175,000        10,019
  New York Community
    Bancorp, Inc. (e)           1,000,000        18,160
  Principal Financial
    Group, Inc. (e)               500,000        19,245
  Prudential Financial,
    Inc. (e)                      240,000        13,776
  State Street Corp.              350,000        15,302
  U.S. Bancorp (e)                600,000        17,292
  Washington Mutual, Inc.          48,500         1,916
  Wells Fargo & Co.               190,000        11,362
                                             ----------
                                                270,907
                                             ----------
HEALTH CARE (11.3%)
  Abbott Laboratories             375,000        17,483
  Amgen, Inc. * (e)               150,000         8,732
  Bristol-Myers Squibb Co.        775,000        19,731
  Eli Lilly & Co.                 250,000        13,025
  Express Scripts, Inc. *
    (e)                           100,000         8,719
  Johnson & Johnson               155,000        10,410
  Laboratory Corp. of
    America Holdings *             20,000           964
  Medtronic, Inc.                  50,000         2,548
  Pfizer, Inc.                    880,000        23,117
  Schering-Plough Corp.            65,000         1,180
  WellPoint, Inc. *               178,000        22,311
  Wyeth                            25,000         1,055
                                             ----------
                                                129,275
                                             ----------
INDUSTRIALS (11.0%)
  Cendant Corp.                   700,000        14,378
  Cooper Industries Ltd.,
    Cl A                          212,000        15,162
  Emerson Electric Co.            125,000         8,116
  General Electric Co.            650,000        23,439
  Honeywell International,
    Inc.                          400,000        14,884
  Illinois Tool Works,
    Inc.                           75,000         6,715
  Norfolk Southern Corp.          275,000        10,189
  Rockwell Automation, Inc.
    (e)                           225,000        12,744
  Textron, Inc.                   205,000        15,297

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

GROWTH AND INCOME FUND -- CONCLUDED

-------------------------------------------------------
                                Shares         Value
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  United Parcel Service,
    Inc., Cl B                     12,000    $      873
  United Technologies
    Corp.                          37,000         3,761
                                             ----------
                                                125,558
                                             ----------
INFORMATION TECHNOLOGY (10.2%)
  Agilent Technologies, Inc. *    850,000        18,870
  Automatic Data
    Processing, Inc.               25,000         1,124
  Cisco Systems, Inc. *           800,000        14,312
  Diebold, Inc.                    35,000         1,920
  First Data Corp.                332,000        13,051
  Intel Corp.                     500,000        11,615
  International Business
    Machines Corp.                140,000        12,793
  Microsoft Corp.                 590,000        14,260
  Nokia Corp. ADR (e)           1,200,000        18,516
  Texas Instruments, Inc.
    (e)                           392,000         9,992
                                             ----------
                                                116,453
                                             ----------
MATERIALS (3.7%)
  E.I. du Pont de Nemours &
    Co. (e)                       235,000        12,041
  Praxair, Inc.                   275,000        13,162
  Sealed Air Corp. *               25,000         1,299
  Sigma-Aldrich Corp. (e)         250,000        15,312
                                             ----------
                                                 41,814
                                             ----------
TELECOMMUNICATION SERVICES (2.8%)
  ALLTEL Corp. (e)                 50,000         2,743
  Verizon Communications,
    Inc.                          400,000        14,200
  Vodafone Group PLC ADR
    (e)                           550,000        14,608
                                             ----------
                                                 31,551
                                             ----------

-------------------------------------------------------
                                Shares         Value
-------------------------------------------------------
UTILITIES (5.0%)
  American Electric Power
    Co., Inc. (e)                 400,000    $   13,624
  Edison International            430,000        14,930
  Exelon Corp. (e)                300,000        13,767
  Questar Corp.                   125,000         7,406
  SCANA Corp.                     200,000         7,644
                                             ----------
                                                 57,371
                                             ----------
Total Common Stocks (Cost
  $902,172)                                   1,132,030
                                             ----------
SHORT-TERM INVESTMENT (11.4%)
  CSFB Enhanced Liquidity
    Portfolio (f)             130,648,862       130,649
                                             ----------
Total Short-Term Investment
  (Cost $130,649)                               130,649
                                             ----------
MONEY MARKET FUNDS (2.1%)
  Federated Government
    Obligations Fund            3,347,005         3,347
  Federated Prime Value
    Obligations Fund, Cl I     20,622,718        20,623
                                             ----------
Total Money Market Funds
  (Cost $23,970)                                 23,970
                                             ----------
Total Investments (Cost
  $1,056,791) (a) -- 112.4%                   1,286,649
Liabilities in excess of
  other assets -- (12.4)%                      (142,448)
                                             ----------
Net Assets -- 100.0%                         $1,144,201
                                             ==========

     See notes to schedules of portfolio investments and notes to financial statements.
 49

INTERNATIONAL EQUITY FUND

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
FOREIGN COMMON STOCKS (94.0%)
AUSTRALIA (4.6%)
  Australia & New Zealand
    Banking Group Ltd.              179,606    $  2,863
  BlueScope Steel Ltd.              369,598       2,486
  Just Group Ltd.                   612,100       1,339
  Orica Ltd.                        147,994       2,088
  Qantas Airways Ltd.             1,012,333       2,778
  QBE Insurance Group Ltd.          205,547       2,366
  Rio Tinto Group Ltd. (e)           78,979       2,756
  St. George Bank Ltd.              118,487       2,244
  West Australian Newspapers
    Holdings Ltd.                   175,056       1,069
  Westpac Banking Corp.             184,133       2,709
                                               --------
                                                 22,698
                                               --------
BELGIUM (0.9%)
  Delhaize Group                     35,730       2,448
  Fortis                             67,922       1,938
                                               --------
                                                  4,386
                                               --------
DENMARK (1.1%)
  Danske Bank A/S                    91,724       2,661
  TDC A/S                            71,864       3,028
                                               --------
                                                  5,689
                                               --------
FINLAND (1.7%)
  Fortum Corp. (e)                  140,360       2,733
  Nokia Corp.                       324,093       5,025
  Tietoenator Oyj                    23,249         795
                                               --------
                                                  8,553
                                               --------
FRANCE (9.3%)
  Alcatel *                          58,549         710
  AXA                               155,712       4,148
  BNP Paribas                        72,264       5,120
  Bouygues SA                        33,788       1,340
  Compagnie de Saint-Gobain          30,167       1,838
  France Telecom SA                  90,172       2,700
  Lafarge SA                         32,527       3,150
  Metropole Television SA            33,686         943
  Pernod Ricard                      11,682       1,631
  PSA Peugeot Citroen SA             15,561         989
  Sanofi-Aventis                     43,457       3,665
  Schneider Electric SA *            21,969       1,722
  Societe Generale                   39,689       4,124
  SUEZ SA                            67,940       1,829
  TOTAL SA                           29,039       6,796
  VINCI                              22,285       3,213
  Vivendi Universal SA *             70,079       2,147
                                               --------
                                                 46,065
                                               --------

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
GERMANY (7.9%)
  Adidas-Salomon AG                  19,701    $  3,130
  Allianz AG                         26,486       3,364
  BASF AG                            53,172       3,767
  Bayer AG                           26,657         881
  Continental AG                     30,624       2,370
  DaimlerChrysler AG (e)             40,321       1,807
  Deutsche Bank AG                   29,555       2,550
  Deutsche Telekom AG *             161,579       3,228
  E.ON AG                            52,950       4,538
  Lanxess AG *                        2,502          51
  MAN AG                             18,068         806
  METRO AG                           29,410       1,579
  PUMA Rudolf Dassler Sport AG
    (e)                               4,976       1,241
  SAP AG                             12,351       1,982
  Schering AG                        49,062       3,263
  Siemens AG                         59,421       4,690
                                               --------
                                                 39,247
                                               --------
HONG KONG (2.0%)
  Bank of East Asia Ltd.            361,527       1,041
  BOC Hong Kong (Holdings)
    Ltd.                            463,000         852
  Cheung Kong (Holdings) Ltd.       254,000       2,254
  CNOOC Ltd.                      2,421,000       1,304
  Esprit Holdings Ltd.              197,000       1,345
  Hutchison Whampoa Ltd.            202,700       1,722
  Orient Overseas
    (International) Ltd.            324,000       1,562
                                               --------
                                                 10,080
                                               --------
IRELAND (0.8%)
  Anglo Irish Bank Corp. PLC         27,826         696
  CRH PLC                            77,902       2,042
  Irish Life & Permanent PLC         73,140       1,299
                                               --------
                                                  4,037
                                               --------
ITALY (2.9%)
  Banca Intesa SpA                  587,870       2,988
  Eni SpA                           201,376       5,229
  Mediaset SpA                      237,101       3,412
  Telecom Italia SpA                422,457       1,602
  UniCredito Italiano SpA           236,486       1,389
                                               --------
                                                 14,620
                                               --------
JAPAN (20.0%)
  Aiful Corp. When Issued             6,950         545
  Aiful Corp.                        13,900       1,112
  Aioi Insurance Co. Ltd.           189,000       1,019
  Aisin Seiki Co. Ltd.               63,900       1,454
  Asahi Breweries Ltd.              175,700       2,276

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND -- CONTINUED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Asahi Glass Co. Ltd.               99,000    $  1,044
  Bridgestone Corp.                  62,000       1,140
  Canon, Inc.                        59,500       3,190
  Citizen Watch Co. Ltd.            113,100       1,086
  Daiichi Pharmaceutical Co.
    Ltd.                            100,700       2,357
  Daiwa Securities Group,
    Inc.                            137,000         902
  DENSO Corp.                        52,300       1,303
  East Japan Railway Co.                243       1,306
  Hitachi Chemical Co. Ltd.          46,900         838
  Honda Motor Co. Ltd.               35,500       1,778
  Ibiden Co. Ltd. (e)                52,000       1,006
  Japan Tobacco, Inc.                   154       1,709
  JFE Holdings, Inc.                 44,300       1,236
  Joyo Bank Ltd. (The)              287,000       1,545
  Kaneka Corp.                       81,000         895
  Kansai Electric Power Co.,
    Inc. (The)                        1,400          28
  Komatsu Ltd.                      201,000       1,511
  Kubota Corp.                      252,000       1,345
  Kuraray Co. Ltd.                  111,000         991
  Kyocera Corp.                      15,000       1,070
  Kyushu Electric Power Co.,
    Inc.                             59,400       1,263
  Marubeni Corp.                    346,000       1,110
  Matsushita Electric
    Industrial Co. Ltd.             108,000       1,592
  Matsushita Electric Works
    Ltd.                            157,000       1,352
  Mitsubishi Corp.                  185,000       2,396
  Mitsubishi Electric Corp.         240,000       1,242
  Mitsubishi Estate Co. Ltd.         87,000       1,011
  Mitsubishi Tokyo Financial
    Group, Inc.                         224       1,943
  Mitsui & Co. Ltd.                 225,000       2,076
  Mitsui Fudosan Co. Ltd.           125,000       1,468
  Mitsui O.S.K. Lines Ltd.          325,000       2,089
  Mitsui Trust Holdings, Inc.       129,000       1,283
  Mizuho Financial Group,
    Inc.                                452       2,138
  Nippon Oil Corp.                  259,000       1,839
  Nippon Steel Corp.                412,000       1,041
  Nippon Telegraph & Telephone
    Corp.                               367       1,606
  Nippon Yusen KK                   295,000       1,778
  NTT DoCoMo, Inc.                      991       1,664
  OBIC Co. Ltd.                       2,200         429
  OMRON Corp.                        63,100       1,377
  ORIX Corp.                         14,000       1,785
  Resona Holdings, Inc. *           496,000         995
  Ricoh Co. Ltd.                     47,000         807

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Sankyo Co. Ltd.                    36,100    $  1,748
  Sankyo Co. Ltd. (Gunma)           111,800       2,357
  Seiko Epson Corp.                  38,600       1,433
  Sekisui Chemical Co. Ltd.         204,000       1,482
  Sompo Japan Insurance, Inc.        75,000         783
  Sony Corp.                         49,600       1,976
  Sumitomo Chemical Co. Ltd.        234,000       1,157
  Sumitomo Metal Industries
    Ltd.                            698,000       1,257
  Sumitomo Metal Mining Co.
    Ltd.                            128,000         964
  Sumitomo Trust & Banking Co.
    Ltd. (The)                      276,000       1,800
  Takeda Pharmaceutical Co.
    Ltd.                             45,600       2,174
  Terumo Corp.                       52,500       1,582
  Toho Gas Co. Ltd.                   5,000          18
  Tokyo Electric Power Co.,
    Inc. (The)                      108,300       2,626
  Tokyo Gas Co. Ltd.                326,000       1,314
  Toray Industries, Inc.            326,000       1,463
  Toyota Motor Corp.                139,900       5,206
  West Japan Railway Co.                357       1,455
  Yamada Denki Co. Ltd.              26,400       1,384
                                               --------
                                                 99,149
                                               --------
NETHERLANDS (4.3%)
  ABN AMRO Holding NV               153,498       3,809
  Akzo Nobel NV                      60,717       2,772
  ING Groep NV                      151,022       4,562
  Royal Dutch Petroleum Co.          48,095       2,876
  Royal KPN NV                      355,150       3,177
  Royal Philips Electronics NV
    (e)                             151,812       4,182
                                               --------
                                                 21,378
                                               --------
NEW ZEALAND (0.6%)
  Fletcher Building Ltd.            628,324       2,971
                                               --------
NORWAY (1.5%)
  Orkla ASA                          94,322       3,453
  Statoil ASA                       108,511       1,849
  Telenor ASA                       215,399       1,937
                                               --------
                                                  7,239
                                               --------
SINGAPORE (0.4%)
  United Overseas Bank Ltd.         256,000       2,233
                                               --------
SPAIN (3.4%)
  Altadis SA                         10,386         425
  Banco Santander Central
    Hispano SA                      291,073       3,543
  Endesa SA                          75,556       1,699

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
SPAIN--CONTINUED
  Gestevision Telecinco SA            9,846    $    229
  Repsol YPF SA                     168,426       4,459
  Sociedad General de Aguas de
    Barcelona SA, Cl A               57,909       1,253
  Telefonica SA                     260,122       4,533
  Union Fenosa SA                    32,320         960
                                               --------
                                                 17,101
                                               --------
SWEDEN (3.0%)
  Autoliv, Inc.                      23,781       1,135
  Nordea Bank AB                    349,929       3,538
  Sandvik AB                         46,411       1,930
  Svenska Handelsbanken AB, Cl
    A                                99,834       2,358
  Telefonaktiebolaget LM
    Ericsson (e)                  1,431,410       4,027
  Volvo AB, Cl B (e)                 47,671       2,107
                                               --------
                                                 15,095
                                               --------
SWITZERLAND (5.8%)
  Credit Suisse Group *              99,063       4,252
  Nestle SA                          16,658       4,556
  Novartis AG                       163,918       7,645
  Roche Holding Ltd.                 25,247       2,705
  UBS AG                             69,197       5,842
  Zurich Financial Services          22,053       3,869
                                               --------
                                                 28,869
                                               --------
UNITED KINGDOM (23.8%)
  "Shell" Transport & Trading
    Co. PLC (The)                   599,508       5,380
  Alliance UniChem PLC              182,634       2,669
  Anglo Irish Bank Corp. PLC         88,416       2,215
  AstraZeneca PLC                   124,586       4,910
  Aviva PLC                         355,620       4,266
  AWG PLC                            91,259       1,428
  Balfour Beatty PLC                372,982       2,202
  Barclays PLC                      578,545       5,913
  BHP Billiton PLC                  378,001       5,078
  BP PLC                          1,262,079      13,079
  BPB PLC                           315,018       2,955
  Bradford & Bingley PLC            497,200       2,889
  British American Tobacco PLC      133,918       2,361

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  BT Group PLC                      788,941    $  3,063
  Burberry Group PLC                204,723       1,584
  Corus Group PLC *               1,619,392       1,652
  CRH PLC                            20,558         540
  George Wimpey PLC                 306,967       2,552
  GlaxoSmithKline PLC               243,187       5,573
  HBOS PLC                          424,502       6,617
  Hilton Group PLC                  439,453       2,499
  HMV Group PLC                     306,341       1,448
  HSBC Holdings PLC                 424,905       6,719
  Irish Life & Permanent PLC          3,267          58
  Kesa Electricals PLC              302,145       1,725
  Lloyds TSB Group PLC              218,900       1,977
  O2 PLC *                        1,020,345       2,299
  Pilkington PLC                  1,019,157       2,282
  Royal Bank of Scotland Group
    PLC (The)                        62,372       1,984
  SABMiller PLC                     114,227       1,788
  Scottish Power PLC                384,634       2,972
  Tesco PLC                         783,370       4,684
  Vodafone Group PLC              3,008,197       7,985
  Whitbread Group PLC               152,888       2,691
                                               --------
                                                118,037
                                               --------
Total Foreign Common Stocks
  (Cost $376,009)                               467,447
                                               --------
SHORT-TERM INVESTMENTS (7.5%)
  Brown Brothers Harriman &
    Co., Cayman Islands Cash
    Sweep                        17,408,616      17,409
  CSFB Enhanced Liquidity
    Portfolio (f)                19,959,169      19,959
                                               --------
Total Short-Term Investments
  (Cost $37,368)                                 37,368
                                               --------
Total Investments (Cost
  $413,377) (a) -- 101.5%                       504,815

Liabilities in excess of other
  assets -- (1.5)%                               (7,342)
                                               --------
Net Assets -- 100.0%                           $497,473
                                               ========

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND -- CONCLUDED

The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of March 31, 2005, were as follows (unaudited):

Cash Equivalents                              7.5%
Consumer Discretionary                       11.7
Consumer Staples                              5.6
Energy                                        8.6
Financials                                   25.9
Health Care                                   7.8
Industrials                                   9.8
Information Technology                        4.6
Materials                                     7.7
Telecommunication Services                    7.7
Utilities                                     4.6

     See notes to schedules of portfolio investments and notes to financial statements.
 53

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY INDEX FUND

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
COMMON STOCK (0.0%)
UNITED STATES (0.0%)
  Ship Finance International          2,332    $     47
                                               --------
Total Common Stock (Cost $20)                        47
                                               --------
FOREIGN COMMON STOCKS (93.7%)
AUSTRALIA (3.1%)
  Alumina Ltd.                       49,608         226
  Amcor Ltd.                         36,522         202
  AMP Ltd.                           71,784         393
  Australia & New Zealand
    Banking Group Ltd.               65,369       1,042
  Australian Gas Light Co.           25,523         280
  BHP Billiton Ltd.                 130,010       1,795
  BlueScope Steel Ltd.               37,899         255
  Boral Ltd.                         33,397         157
  Brambles Industries Ltd.           41,542         255
  Coca-Cola Amatil Ltd.              27,721         184
  Coles Myer Ltd.                    48,765         355
  Commonwealth Bank of
    Australia                        45,937       1,241
  CSL Ltd.                            8,250         218
  CSR Ltd.                           74,623         142
  Foster's Group Ltd.                78,106         310
  General Property Trust             93,202         256
  Insurance Australia Group
    Ltd.                             64,110         314
  John Fairfax Holdings Ltd.         58,658         190
  Lend Lease Corp. Ltd.              19,354         189
  Macquarie Bank Ltd.                 9,246         343
  Macquarie Infrastructure
    Group                            91,534         255
  Mayne Group Ltd.                   40,402         121
  Mirvac Group Ltd.                  71,618         244
  National Australia Bank
    Ltd.                             56,419       1,236
  Newcrest Mining Ltd.               12,679         171
  Orica Ltd.                         12,298         174
  Origin Energy Ltd.                 49,581         273
  QBE Insurance Group Ltd.           30,483         351
  Rinker Group Ltd.                  35,539         297
  Rio Tinto Group Ltd. (e)           10,872         379
  Santos Ltd.                        40,965         285
  Southcorp Ltd.                     39,418         129
  Stockland Trust Group              56,796         256
  Suncorp-Metway Ltd.                27,941         420
  TABCORP Holdings Ltd.              25,377         330
  Telstra Corp. Ltd.                 70,085         276
  Wesfarmers Ltd.                    14,024         431
  Westfield Group                    52,915         662
  Westpac Banking Corp.              63,110         928
  WMC Resources Ltd.                 47,701         294

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
AUSTRALIA--CONTINUED
  Woodside Petroleum Ltd.            20,895    $    393
  Woolworths Ltd.                    38,918         483
                                               --------
                                                 16,735
                                               --------
AUSTRIA (1.9%)
  Bank Austria AG                    10,499       1,034
  BOHLER-UDDEHOLM AG                  2,779         379
  Erste Bank der
    oesterreichischen
    Sparkassen AG                    33,532       1,754
  Flughafen Wien AG                   3,897         262
  Immofinanz Immobilien
    Anlagen AG *                     39,210         357
  Mayr Melnhof Karton AG              1,254         199
  OMV AG                              4,900       1,557
  RHI AG *                            6,005         186
  Telekom Austria AG                110,310       2,160
  VA Technologie AG * (e)             3,525         288
  Verbund AG                          1,907         433
  voestalpine AG                      7,793         602
  Wienerberger AG                    18,036         821
                                               --------
                                                 10,032
                                               --------
BELGIUM (2.2%)
  Agfa-Gevaert NV                     8,894         311
  Barco NV                            1,431         116
  Belgacom SA *                      13,713         567
  Delhaize Group                      6,061         415
  Dexia Group                        55,849       1,329
  Electrabel SA                       2,219         996
  Fortis                            103,877       2,961
  Groep Colruyt                       1,675         260
  Groupe Bruxelles Lambert SA         6,093         556
  InBev                              14,561         510
  KBC Bank & Insurance Holding
    Co. NV                           18,031       1,521
  Mobistar SA *                       2,521         221
  NV Bekaert SA                       1,909         160
  NV Umicore SA                       2,848         289
  Omega Pharma NV                     2,117         109
  SA D'Ieteren NV                       503         118
  Solvay SA                           5,372         640
  UCB SA                              7,769         376
                                               --------
                                                 11,455
                                               --------
DENMARK (1.3%)
  A.P. Moller-Maersk A/S                101         940
  Carlsberg A/S                       3,300         164
  Coloplast A/S, Cl B                 3,444         179

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
DENMARK--CONTINUED
  Danisco A/S                         4,959    $    336
  Danske Bank A/S                    42,168       1,223
  DSV A/S                             2,500         191
  East Asiatic Co. A/S                2,700         153
  FLS Industries A/S *                4,200          77
  GN Store Nord A/S                  24,300         279
  H. Lundbeck A/S (e)                 7,100         172
  ISS A/S                             4,978         404
  Novo Nordisk A/S, Cl B             23,487       1,308
  Novozymes A/S, Cl B                 5,670         278
  TDC A/S                            17,200         725
  Topdanmark A/S *                    2,300         171
  Vestas Wind Systems A/S *          17,838         258
  William Demant Holding *            2,957         148
                                               --------
                                                  7,006
                                               --------
FINLAND (0.9%)
  Fortum Corp. (e)                   16,213         316
  Kone Oyj, Cl B                      2,112         164
  Nokia Corp.                       185,050       2,869
  Orion Corp., Cl B                   6,300          97
  Sampo PLC, Cl A                    21,352         310
  Stora Enso Oyj (e)                 27,506         386
  Tietoenator Oyj                     4,509         154
  UPM-Kymmene Corp. (e)              23,200         514
                                               --------
                                                  4,810
                                               --------
FRANCE (9.9%)
  Accor                              13,206         646
  Air France                          8,402         151
  Alcatel *                          77,238         937
  ALSTOM *                          287,293         246
  Atos Origin SA *                    4,103         277
  Autoroutes du Sud de la
    France                            5,875         298
  AXA                                88,414       2,355
  BNP Paribas                        50,091       3,549
  Bouygues SA                        11,935         473
  Capgemini *                         7,871         274
  Carrefour SA                       36,212       1,922
  Casino Guichard-Perrachon SA        2,340         197
  CNP Assurances SA                   2,169         154
  Compagnie de Saint-Gobain          18,363       1,119
  Compagnie Generale des
    Etablissements Michelin           8,836         581
  Credit Agricole SA                 41,585       1,131
  Dassault Systemes SA                3,616         171
  Essilor International SA            6,505         470
  Euronext Paris SA                   7,701         274

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
FRANCE--CONTINUED
  European Aeronautic Defence
    & Space Co. Eads NV              16,187    $    484
  France Telecom SA                  94,484       2,830
  Gecina SA                           2,620         299
  Groupe Danone                      14,201       1,413
  Hermes International                  722         145
  Imerys                              2,182         165
  Klepierre                           2,466         222
  L'Air Liquide SA                    1,089         200
  L'Air Liquide SA (Loyalty
    Bonus Shares) * (d)               3,710         683
  L'Air Liquide SA, Registered
    Shares                            1,693         311
  L'Oreal SA                         19,497       1,561
  Lafarge SA                          9,118         883
  Lafarge SA (Loyalty Shares)
    * (d)                               997          97
  Lagardere SCA                       7,697         583
  LVMH Moet Hennessy Louis
    Vuitton SA                       14,412       1,078
  Pernod Ricard                       3,414         477
  Pinault-Printemps-Redoute SA        4,068         435
  PSA Peugeot Citroen SA             10,553         671
  Publicis Groupe SA                  8,135         250
  Renault SA                         11,220       1,002
  Sagem SA                           13,878         312
  Sanofi-Aventis                     61,845       5,215
  Schneider Electric SA *            13,294       1,042
  Societe BIC                         3,126         177
  Societe Generale                   20,922       2,174
  Societe Television Francaise
    1                                 7,461         236
  Sodexho Alliance SA                 6,529         218
  SUEZ SA                            51,504       1,386
  Technip                             1,471         246
  Thales                              5,361         224
  Thomson                            14,849         400
  TOTAL SA                           34,612       8,098
  Unibail Holding                     2,952         350
  Valeo                               4,914         219
  Veolia Environnement SA            20,426         725
  VINCI                               4,551         656
  Vivendi Universal SA *             64,911       1,989
                                               --------
                                                 52,681
                                               --------
GERMANY (13.6%)
  Adidas-Salomon AG                   5,379         855
  Allianz AG                         37,678       4,786
  ALTANA AG                           8,372         531

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
GERMANY--CONTINUED
  BASF AG                            62,287    $  4,413
  Bayer AG                           80,041       2,646
  Bayerische Hypo- und
    Vereinsbank AG *                 79,045       1,932
  Beiersdorf AG                       2,199         246
  Celesio AG                          4,318         352
  Commerzbank AG *                   55,244       1,198
  Continental AG                     16,385       1,268
  DaimlerChrysler AG (e)            105,482       4,727
  Deutsche Bank AG                   60,185       5,193
  Deutsche Boerse AG                 12,824         965
  Deutsche Lufthansa AG *            29,749         429
  Deutsche Post AG                   62,228       1,515
  Deutsche Telekom AG * (e)         333,388       6,660
  Douglas Holding AG                  5,621         205
  E.ON AG                            76,458       6,552
  EPCOS AG *                          7,342         101
  Fresenius Medical Care AG           3,245         187
  Heidelberger Druckmaschinen
    AG                                7,123         448
  Hypo Real Estate Holding AG
    *                                15,152         626
  Infineon Technologies AG *         78,399         750
  Karstadt Quelle AG (e)              9,207          93
  Lanxess AG *                        7,514         154
  Linde AG                            9,884         679
  MAN AG                             18,394         820
  Merck KGaA (e)                      6,116         440
  METRO AG                           16,747         899
  MLP AG                              8,636         126
  Muenchener
    Rueckversicherungs AG            22,558       2,711
  PUMA Rudolf Dassler Sport AG
    (e)                               1,974         492
  RWE AG                             52,312       3,164
  SAP AG                             25,156       4,037
  Schering AG                        20,513       1,364
  Siemens AG                         97,666       7,706
  Suedzucker AG                       7,554         152
  ThyssenKrupp AG                    38,418         793
  TUI AG                             20,424         538
  Volkswagen AG                      27,830       1,325
                                               --------
                                                 72,078
                                               --------
GREECE (1.1%)
  Alpha Bank SA                      23,530         795
  Coca-Cola HBC                      13,560         341
  Cosmote Mobile
    Telecommunications SA            12,870         227
  EFG Eurobank Ergasias SA           21,800         671

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
GREECE--CONTINUED
  Emporiki Bank of Greece SA          6,780    $    179
  Hellenic Duty Free Shops SA         3,540          57
  Hellenic Petroleum SA              18,070         181
  Hellenic Technodomiki Tev SA       19,480          89
  Hellenic Telecommunications
    Organization SA                  28,260         499
  Intracom SA                        18,580          93
  National Bank of Greece SA         31,264       1,058
  OPAP SA                            18,670         544
  Panafon SA *                       23,800         170
  Piraeus Bank SA                    21,825         396
  Public Power Corp. SA              12,340         356
  Technical Olympic SA               14,320          88
  Titan Cement Co. SA                 6,510         216
  Viohalco SA                        14,050         112
                                               --------
                                                  6,072
                                               --------
HONG KONG (0.9%)
  Bank of East Asia Ltd.             89,954         259
  BOC Hong Kong (Holdings)
    Ltd.                            165,000         304
  Cheung Kong (Holdings) Ltd.        63,000         559
  CLP Holdings Ltd.                  61,100         348
  Esprit Holdings Ltd.               35,500         242
  Hang Seng Bank Ltd.                24,400         324
  Henderson Land Development
    Co. Ltd.                         50,000         222
  Hong Kong & China Gas Co.
    Ltd. (The)                      143,237         282
  Hongkong Electric Holdings
    Ltd.                             50,500         225
  Hutchison Telecommunications
    International Ltd. *             73,827          71
  Hutchison Whampoa Ltd.             82,080         697
  Johnson Electric Holdings
    Ltd.                            100,000          90
  Li & Fung Ltd.                     96,000         175
  PCCW Ltd.                         167,326          94
  Sun Hung Kai Properties
    Ltd.                             54,600         495
  Swire Pacific Ltd.                 40,000         317
  Wharf (Holdings) Ltd. (The)        69,000         218
                                               --------
                                                  4,922
                                               --------
IRELAND (1.0%)
  Allied Irish Banks PLC             65,640       1,375
  Bank of Ireland                    72,659       1,144
  Bank of Ireland                    12,947         298

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
IRELAND--CONTINUED
  CRH PLC                            39,038    $  1,023
  DEPFA BANK PLC                     44,949         711
  Elan Corp. PLC *                   12,643          39
  Independent News & Media PLC          152           1
  Irish Life & Permanent PLC         22,985         408
  Kerry Group PLC                    10,722         259
  Kerry Group PLC, Cl A               6,213         218
                                               --------
                                                  5,476
                                               --------
ITALY (9.2%)
  Alleanza Assicurazioni SpA         58,231         760
  Arnoldo Mondadori Editore
    SpA                              16,933         181
  Assicurazioni Generali SpA        123,038       3,972
  Autogrill SpA *                    16,216         243
  Autostrade SpA                     36,675         950
  Banca Antoniana Popolare
    Veneta SpA *                     29,932         970
  Banca Fideuram SpA                 41,601         213
  Banca Intesa SpA                  113,372         521
  Banca Intesa SpA                  411,683       2,092
  Banca Monte dei Paschi di
    Siena SpA (e)                   143,278         482
  Banca Nazionale del Lavoro
    SpA * (e)                       214,794         691
  Banca Popolare di Milano
    Scarl SpA                        54,144         518
  Banche Popolari Unite SpA          44,746         939
  Banco Popolare di Verona e
    Novara Scrl SpA                  48,259         900
  Benetton Group SpA                 10,088          97
  Bulgari SpA                        18,863         224
  Capitalia SpA                     185,381         966
  Edison SpA *                      113,434         231
  Enel SpA                          481,437       4,606
  Eni SpA                           346,283       8,991
  Fiat SpA * (e)                     69,474         505
  FinecoGroup SpA *                  23,850         210
  Finmeccanica SpA                  782,540         793
  Gruppo Editoriale L'Espresso
    SpA                              24,288         152
  Italcementi SpA                    10,716         180
  La Rinascente SpA *                30,590           0
  Luxottica Group SpA                18,396         378
  Mediaset SpA                       74,771       1,076
  MEDIOBANCA -- Banca di
    Credito Finanziario SpA          60,382       1,048
  Mediolanum SpA                     34,862         238
  Parmalat Finanziaria SpA *         46,288           0

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
ITALY--CONTINUED
  Pirelli & C. SpA                  370,099    $    461
  Riunione Adriatica di
    Sicurta SpA                      37,779         889
  Sanpaolo IMI SpA                  136,946       2,145
  Seat Pagine Gialle SpA            556,999         232
  Snam Rete Gas SpA                 122,235         681
  Telecom Italia Media SpA *        273,453         153
  Telecom Italia Mobile SpA         223,918       1,499
  Telecom Italia RNC SpA            712,736       2,229
  Telecom Italia SpA              1,032,564       3,916
  Tiscali SpA *                      31,791         113
  UniCredito Italiano SpA           566,872       3,329
                                               --------
                                                 48,774
                                               --------
JAPAN (22.8%)
  77 Bank Ltd.                       27,000         196
  Acom Co. Ltd.                       4,400         298
  Advantest Corp.                     4,300         330
  AEON Co. Ltd.                      37,900         640
  Aeon Credit Service Co.
    Ltd.                              1,700         115
  Aiful Corp. When Issued             1,350         106
  Aiful Corp.                         2,700         216
  Aisin Seiki Co. Ltd.               10,000         228
  Ajinomoto Co., Inc.                35,000         427
  All Nippon Airways Co. Ltd.        43,000         147
  Alps Electric Co. Ltd.             12,000         191
  Amada Co. Ltd.                     23,000         142
  Aoyama Trading Co. Ltd.             4,200         113
  Ariake Japan Co. Ltd.               2,740          68
  Asahi Breweries Ltd.               25,500         330
  Asahi Glass Co. Ltd.               48,000         506
  Asahi Kasei Corp.                  80,000         394
  Bandai Co. Ltd.                     5,700         116
  Bank of Fukuoka Ltd. (The)         41,000         257
  Bank of Yokohama Ltd. (The)        81,000         494
  Benesse Corp.                       4,300         146
  Bridgestone Corp.                  42,000         772
  Canon, Inc.                        53,400       2,863
  Casio Computer Co. Ltd.            12,800         169
  Central Glass Co. Ltd.             16,000         102
  Central Japan Railway Co.              58         497
  Chiba Bank Ltd. (The)              51,000         330
  Chubu Electric Power Co.,
    Inc.                             42,300       1,016
  Chugai Pharmaceutical Co.
    Ltd.                             18,500         284
  Citizen Watch Co. Ltd.             21,100         203
  COMSYS Holdings Corp.              11,000          92
  Credit Saison Co. Ltd.              8,800         317
  CSK Corp.                           4,200         175

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Dai Nippon Printing Co.
    Ltd.                             38,000    $    620
  Daiichi Pharmaceutical Co.
    Ltd.                             15,200         356
  Daikin Industries Ltd.             12,800         322
  Daimaru, Inc. (The)                16,000         143
  Dainippon Ink & Chemicals,
    Inc.                             53,000         145
  Daito Trust Construction Co.
    Ltd.                              5,400         227
  Daiwa House Industry Co.
    Ltd.                             32,000         368
  Daiwa Securities Group,
    Inc.                             81,000         533
  Denki Kagaku Kogyo KK              38,000         138
  Denso Corp.                        32,100         799
  Dentsu, Inc.                           96         262
  Dowa Mining Co. Ltd.               20,000         135
  East Japan Railway Co.                203       1,091
  Ebara Corp.                        23,000         102
  Eisai Co. Ltd.                     15,500         526
  FamilyMart Co. Ltd.                 4,500         133
  Fanuc Ltd.                          8,300         520
  Fast Retailing Co. Ltd.             3,300         200
  Fuji Electric Co. Ltd.             39,000         123
  Fuji Photo Film Co. Ltd.           29,200       1,068
  Fuji Television Network,
    Inc.                                 35          83
  Fujikura Ltd.                      30,000         132
  Fujisawa Pharmaceutical Co.
    Ltd.                             19,100         447
  Fujitsu Ltd.                      112,000         673
  Furukawa Electric Co. Ltd.
    (The) *                          39,000         179
  Gunma Bank Ltd.                    32,000         185
  Hino Motors Ltd.                   18,000         113
  Hirose Electric Co. Ltd.            2,000         204
  Hitachi Cable Ltd.                 21,000          86
  Hitachi Chemical Co. Ltd.           7,100         127
  Hitachi Ltd.                      202,000       1,255
  Hokkaido Electric Power Co.,
    Inc.                             15,400         313
  Hokuhoku Financial Group,
    Inc.                             70,000         212
  Honda Motor Co. Ltd.               48,300       2,419
  Hoya Corp.                          6,500         715
  Isetan Co. Ltd.                    11,900         155
  Ishikawajima-Harima Heavy
    Industries Co. Ltd. *            82,000         132
  Ito-Yokado Co. Ltd.                21,500         858
  ITOCHU Corp.                       92,000         463
  Itochu Techno-Science Corp.         2,200          71

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  JAFCO Co. Ltd.                      1,900    $    119
  Japan Airlines Corp. *             53,000         155
  Japan Real Estate Investment
    Corp.                                20         163
  Japan Retail Fund Investment
    Corp.                                19         151
  Japan Tobacco, Inc.                    54         599
  JFE Holdings, Inc.                 34,275         956
  JGC Corp.                          14,000         153
  Joyo Bank Ltd. (The)               51,300         276
  JSR Corp.                          11,200         221
  Kajima Corp.                       63,000         260
  Kamigumi Co. Ltd.                  22,000         184
  Kaneka Corp.                       18,000         199
  Kansai Electric Power Co.,
    Inc. (The)                       43,000         862
  Kansai Paint Co. Ltd.              22,000         136
  Kao Corp.                          31,000         713
  Katokichi Co. Ltd.                 13,800         102
  Kawasaki Heavy Industries
    Ltd.                             91,000         157
  Kawasaki Kisen Kaisha Ltd.         37,000         255
  Keihin Electric Express
    Railway Co. Ltd.                 38,000         235
  Keio Electric Railway Co.
    Ltd.                             45,000         267
  Keyence Corp.                       2,000         463
  Kikkoman Corp.                     13,000         130
  Kinden Corp.                       14,000         110
  Kinki Nippon Railway Co.
    Ltd.                            110,250         374
  Kirin Brewery Co. Ltd.             42,000         409
  Kobe Steel Ltd.                   168,000         296
  Kokuyo Co. Ltd.                     8,400         107
  Komatsu Ltd.                       62,000         466
  Konami Corp.                        5,600         124
  Konica Minolta Holdings,
    Inc.                             29,000         293
  Kubota Corp.                       64,000         341
  Kuraray Co. Ltd.                   26,500         237
  Kurita Water Industries
    Ltd.                              7,500         118
  Kyocera Corp.                       9,800         699
  Kyowa Hakko Kogyo Co. Ltd.         28,000         214
  Kyushu Electric Power Co.,
    Inc.                             26,300         559
  Lawson, Inc.                        3,900         143
  Leopalace21 Corp.                   8,000         132
  Mabuchi Motor Co. Ltd.              2,100         126
  Makita Corp.                       11,000         201

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Marubeni Corp.                     92,000    $    295
  Marui Co. Ltd.                     21,800         293
  Matsumotokiyoshi Co. Ltd.           3,300          98
  Matsushita Electric
    Industrial Co. Ltd.             140,880       2,076
  Matsushita Electric Works
    Ltd.                             17,000         146
  Meiji Seika Kaisha Ltd.            25,000         125
  Meitec Corp.                        3,200         112
  Millea Holdings, Inc.                  82       1,193
  Minebea Co. Ltd.                   27,000         116
  Mitsubishi Chemical Corp.         108,000         345
  Mitsubishi Corp.                   71,300         924
  Mitsubishi Electric Corp.         107,000         554
  Mitsubishi Estate Co. Ltd.         62,000         721
  Mitsubishi Gas Chemical Co.,
    Inc.                             28,000         131
  Mitsubishi Heavy Industries
    Ltd.                            184,000         489
  Mitsubishi Logistics Corp.         10,000         113
  Mitsubishi Materials Corp.         63,000         150
  Mitsubishi Rayon Co. Ltd.          42,000         155
  Mitsubishi Tokyo Financial
    Group, Inc.                         270       2,342
  Mitsui & Co. Ltd.                  83,000         766
  Mitsui Chemicals, Inc.             42,000         235
  Mitsui Engineering &
    Shipbuilding Co. Ltd.            56,000         106
  Mitsui Fudosan Co. Ltd.            45,000         528
  Mitsui Mining & Smelting Co.
    Ltd.                             39,000         173
  Mitsui O.S.K. Lines Ltd.           64,000         411
  Mitsui Sumitomo Insurance
    Co. Ltd.                         81,340         746
  Mitsui Trust Holdings, Inc.        36,000         358
  Mitsukoshi Ltd.                    29,000         151
  Mizuho Financial Group,
    Inc.                                466       2,204
  Murata Manufacturing Co.
    Ltd.                             13,500         724
  NEC Corp.                         104,000         629
  NEC Electronics Corp.               2,300         107
  Net One Systems Co. Ltd.               33          85
  NGK Insulators Ltd.                18,000         179
  NGK Spark Plug Co. Ltd.            14,000         145
  Nichii Gakkan Co.                   1,900          57
  Nidec Corp.                         2,900         361
  Nikko Cordial Corp.               104,000         520
  Nikon Corp.                        20,000         230
  Nintendo Co. Ltd.                   6,000         655
  Nippon Building Fund, Inc.             22         188

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Nippon Express Co. Ltd.            60,000    $    316
  Nippon Meat Packers, Inc.          11,000         139
  Nippon Mining Holdings,
    Inc.                             53,500         294
  Nippon Oil Corp.                   87,000         618
  Nippon Sheet Glass Co. Ltd.        28,000         119
  Nippon Steel Corp.                390,000         986
  Nippon Telegraph & Telephone
    Corp.                               306       1,339
  Nippon Unipac Holding                  54         249
  Nippon Yusen KK                    66,000         398
  Nissan Chemical Industries
    Ltd.                             14,000         121
  Nissan Motor Co. Ltd.             159,900       1,639
  Nisshin Seifun Group, Inc.         13,000         138
  Nisshin Steel Co. Ltd.             61,000         160
  Nissin Food Products Co.
    Ltd.                              5,700         149
  Nitto Denko Corp.                  10,100         529
  NOK Corp.                           6,000         143
  Nomura Holdings, Inc.             118,600       1,659
  Nomura Research Institute
    Ltd.                              1,500         140
  NSK Ltd.                           32,000         165
  NTN Corp.                          30,000         167
  NTT DATA Corp.                         77         266
  NTT DoCoMo, Inc.                    1,195       2,006
  Obayashi Corp.                     40,000         247
  OBIC Co. Ltd.                         500          98
  Odakyu Electric Railway Co.
    Ltd.                             52,000         318
  Oji Paper Co. Ltd.                 50,000         281
  Oki Electric Industry Co.
    Ltd. *                           40,000         169
  Olympus Corp.                      15,000         350
  Omron Corp.                        13,300         290
  Onward Kashiyama Co. Ltd.          12,000         177
  Oracle Corp. (e)                    2,100          97
  Oriental Land Co. Ltd.              3,200         209
  ORIX Corp.                          4,920         627
  Osaka Gas Co. Ltd.                140,000         431
  Pioneer Corp.                      12,000         216
  Promise Co. Ltd.                    5,500         376
  Rakuten, Inc.                         288         251
  Resona Holdings, Inc. *           298,000         598
  Ricoh Co. Ltd.                     43,000         738
  Rohm Co. Ltd.                       6,500         628
  Sankyo Co. Ltd.                     3,400         165
  Sankyo Co. Ltd. (Gunma)            24,600         519
  Sanyo Electric Co. Ltd. (e)        98,000         305

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Sapporo Holdings Ltd.              25,000    $    117
  Secom Co. Ltd.                     12,500         520
  Sega Sammy Holdings *               4,252         259
  Seiko Epson Corp.                   6,200         230
  Sekisui Chemical Co. Ltd.          29,000         211
  Sekisui House Ltd.                 30,000         320
  Seven-Eleven Japan Co. Ltd.        23,700         694
  Sharp Corp.                        61,000         923
  Shimamura Co. Ltd.                  1,400         107
  Shimano, Inc.                       5,100         171
  Shimizu Corp.                      37,000         189
  Shin-Etsu Chemical Co. Ltd.        21,300         807
  Shinsei Bank Ltd.                  69,000         393
  Shionogi & Co. Ltd.                21,000         290
  Shiseido Co. Ltd.                  23,000         304
  Shizuoka Bank Ltd. (The)           39,000         394
  Showa Denko KK                     73,000         191
  Showa Shell Sekiyu KK              14,300         139
  Skylark Co. Ltd.                    5,600          94
  SMC Corp.                           3,100         351
  Softbank Corp.                     13,800         569
  Sompo Japan Insurance, Inc.        47,000         491
  Sony Corp.                         59,700       2,378
  Stanley Electric Co. Ltd.          11,800         179
  Sumitomo Chemical Co. Ltd.         87,000         430
  Sumitomo Corp.                     61,000         523
  Sumitomo Electric Industries
    Ltd.                             42,000         447
  Sumitomo Heavy Industries
    Ltd. *                           38,000         150
  Sumitomo Metal Industries
    Ltd.                            242,000         436
  Sumitomo Metal Mining Co.
    Ltd.                             35,000         263
  Sumitomo Mitsui Financial
    Group, Inc.                         243       1,646
  Sumitomo Realty &
    Development Co. Ltd.             26,000         314
  Sumitomo Trust & Banking Co.
    Ltd. (The)                       84,000         548
  Suruga Bank Ltd.                   17,000         151
  Suzuken Co. Ltd.                    3,600          89
  T&D Holdings, Inc. *               10,650         541
  Taiheiyo Cement Corp.              59,000         166
  Taisei Corp.                       66,000         247
  Taisho Pharmaceutical Co.
    Ltd.                             11,000         234
  Taiyo Yuden Co. Ltd.               10,000         108
  Takara Holdings, Inc.              14,000          98
  Takashimaya Co. Ltd.               20,000         205

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Takeda Pharmaceutical Co.
    Ltd.                             56,200    $  2,679
  Takefuji Corp.                      8,140         548
  TDK Corp.                           7,400         507
  Teijin Ltd.                        57,000         244
  Teikoku Oil Co. Ltd.               22,000         160
  Terumo Corp.                       10,600         319
  THK Co. Ltd.                        6,500         131
  TIS, Inc.                           2,600         102
  Tobu Railway Co. Ltd.              70,000         283
  Toho Co. Ltd.                       9,300         152
  Tohoku Electric Power Co.,
    Inc.                             28,100         521
  Tokyo Broadcasting System,
    Inc.                              3,400          66
  Tokyo Electric Power Co.,
    Inc. (The)                       72,000       1,746
  Tokyo Electron Ltd.                10,500         598
  Tokyo Gas Co. Ltd.                165,000         665
  Tokyu Corp.                        68,000         355
  TonenGeneral Sekiyu KK             24,000         246
  Toppan Printing Co. Ltd.           36,000         394
  Toray Industries, Inc.             78,000         350
  Toshiba Corp.                     187,000         781
  Tosoh Corp.                        34,000         168
  Tostem Inax Holding Corp.          16,412         301
  TOTO Ltd.                          20,700         178
  Toyo Seikan Kaisha Ltd.             9,800         182
  Toyobo Co. Ltd.                    60,000         146
  Toyota Industries Corp.            11,200         316
  Toyota Motor Corp.                183,900       6,843
  Trend Micro, Inc.                   6,000         258
  Ube Industries Ltd. *              69,000         142
  UFJ Holdings, Inc.                    230       1,210
  Uni-Charm Corp.                     2,800         126
  UNY Co. Ltd.                       12,000         144
  Ushio, Inc.                         9,000         172
  USS Co. Ltd.                        1,690         131
  Wacoal Corp. (e)                   11,000         146
  West Japan Railway Co.                108         440
  World Co. Ltd.                      2,950         107
  Yahoo Japan Corp. *                   114         267
  Yahoo Japan Corp., When
    Issued                              114         268
  Yakult Honsha Co. Ltd.              8,000         154
  Yamada Denki Co. Ltd.               4,900         257
  Yamaha Corp.                       12,800         185
  Yamaha Motor Co. Ltd.              11,700         200
  Yamanouchi Pharmaceutical
    Co. Ltd.                         20,000         677

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
JAPAN--CONTINUED
  Yamato Transport Co. Ltd.          28,000    $    401
  Yamazaki Baking Co. Ltd.           12,000         113
  Yokogawa Electric Corp.            15,000         203
                                               --------
                                                120,883
                                               --------
LUXEMBOURG (0.1%)
  Arcelor SA                         31,204         713
                                               --------
NETHERLANDS (3.0%)
  ABN AMRO Holding NV                60,080       1,491
  Aegon NV                           51,960         701
  Akzo Nobel NV                       9,849         450
  ASML Holding NV *                  19,013         321
  DSM NV                              3,191         225
  Heineken NV                         8,635         299
  ING Groep NV                       69,224       2,091
  Qiagen NV *                        19,087         225
  Reed Elsevier NV                   27,156         409
  Rodamco Europe NV                   2,259         169
  Royal Ahold NV *                   59,022         494
  Royal Dutch Petroleum Co.          75,907       4,539
  Royal KPN NV                       79,918         715
  Royal Numico NV *                   5,272         216
  Royal Philips Electronics NV       49,214       1,356
  TPG NV                             16,380         466
  Unilever NV                        20,679       1,407
  Vedior NV                           7,056         126
  VNU NV                              9,156         267
  Wolters Kluwer NV                  10,557         193
                                               --------
                                                 16,160
                                               --------
NEW ZEALAND (0.5%)
  Auckland International
    Airport Ltd.                     40,331         233
  Carter Holt Harvey Ltd.            99,171         139
  Fisher & Paykel Appliances
    Holdings Ltd.                    80,485         170
  Fisher & Paykel Healthcare
    Corp. Ltd.                       88,556         189
  Fletcher Building Ltd.             64,208         304
  Sky City Entertainment Group
    Ltd.                             85,698         300
  Telecom Corp. of New Zealand
    Ltd.                            223,772         966
  Warehouse Group Ltd.               36,834         104
                                               --------
                                                  2,405
                                               --------
NORWAY (1.7%)
  DNB Nor Bank ASA                  103,740       1,060
  Frontline Ltd.                      6,050         289
  Norsk Hydro ASA                    23,480       1,937

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
NORWAY--CONTINUED
  Norske Skogindustrier ASA
    (e)                              18,650    $    372
  Orkla ASA                          29,900       1,095
  Petroleum Geo-Services ASA *        2,738         180
  Schibsted ASA                       9,700         255
  Ship Finance International
    ASA                                 605          12
  Statoil ASA                       102,300       1,743
  Storebrand ASA                     41,600         377
  Tandberg ASA (e)                   19,194         201
  Telenor ASA                       107,600         968
  Tomra Systems ASA (e)              35,350         158
  Yara International ASA *           33,840         514
                                               --------
                                                  9,161
                                               --------
PORTUGAL (0.9%)
  Banco BPI SA                       72,756         297
  Banco Comercial Portugues SA      320,259         872
  Banco Espirito Santo SA            18,518         322
  Brisa-Auto-estradas de
    Portugal SA                      62,424         527
  CIMPOR-Cimentos de Portugal
    SGPS SA                          33,701         189
  Electricidade de Portugal SA
    (EDP)                           298,242         831
  Keppel Corp. Ltd.                  31,000         205
  Portugal Telecom SGPS SA          108,195       1,268
  PT Multimedia SA                    6,990         174
  Sonae SGPS SA                     156,674         236
                                               --------
                                                  4,921
                                               --------
SINGAPORE (0.5%)
  City Developments Ltd.             38,000         148
  DBS Group Holdings Ltd.            49,467         447
  Oversea-Chinese Banking
    Corp. Ltd.                       51,350         429
  Singapore Airlines Ltd.            31,000         223
  Singapore Press Holdings
    Ltd.                             82,750         229
  Singapore Telecommunications
    Ltd.                            236,580         370
  United Overseas Bank Ltd.          55,000         480
  Venture Corp. Ltd.                 15,000         121
                                               --------
                                                  2,447
                                               --------
SPAIN (5.5%)
  Abertis Infraestructuras SA
    (e)                              22,702         513
  Acciona SA                          2,801         253

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
SPAIN--CONTINUED
  Acerinox SA (e)                    18,763    $    308
  Actividades de Construccion
    y Servicios SA (ACS)             22,937         568
  Altadis SA                         22,388         916
  Amadeus Global Travel
    Distribution SA, Cl A            29,156         275
  Antena 3 de Television SA *         2,134         174
  Banco Bilbao Vizcaya
    Argentaria SA                   251,931       4,102
  Banco Popular Espanol SA (e)       12,353         799
  Banco Santander Central
    Hispano SA                      469,042       5,709
  Corporacion Mapfre SA              10,617         164
  Endesa SA                          76,983       1,732
  Fomento de Construcciones y
    Contratas SA                      4,292         219
  Gamesa Corporacion
    Tecnologica SA (e)               10,910         145
  Gas Natural SDG SA                 14,649         421
  Grupo Ferrovial SA                  5,283         299
  Iberdrola SA                       62,976       1,648
  Iberia Lineas Aereas de
    Espana SA                        54,071         181
  Indra Sistemas SA                  14,065         252
  Industria de Diseno Textil
    SA                               17,129         512
  Metrovacesa SA                      4,033         216
  Promotora de Informaciones
    SA                                7,303         148
  Repsol YPF SA                      75,077       1,988
  Sacyr Vallehermoso Group SA        11,321         203
  Sociedad General de Aguas de
    Barcelona SA, Cl A               10,496         227
  Sogecable SA *                      3,336         134
  Telefonica Publicidad e
    Informacion SA                   17,045         154
  Telefonica SA                     341,125       5,943
  Union Fenosa SA                    18,991         564
  Zeltia SA (e)                      16,758         140
                                               --------
                                                 28,907
                                               --------
SWEDEN (1.7%)
  Assa Abloy AB                      16,200         229
  Atlas Copco AB                      5,100         244
  Atlas Copco AB, Cl B                3,447         151
  Electrolux AB, Ser B               15,100         351
  Gambro AB                          12,100         165
  H&M Hennes & Mauritz AB            21,550         741
  Nordea Bank AB                     96,000         971

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
SWEDEN--CONTINUED
  Sandvik AB                          9,700    $    403
  Scania AB, Cl B                     4,727         201
  Securitas AB                       16,200         259
  Skandia Forsakrings AB             55,400         281
  Skandinaviska Enskilda
    Banken AB                        24,400         462
  Skanska AB                         21,100         255
  SKF AB                              4,500         210
  Svenska Cellulosa AB ACA            8,100         305
  Svenska Handelsbanken AB, Cl
    A                                24,100         569
  Swedish Match AB                   16,600         203
  Tele2 AB                            5,050         167
  Telefonaktiebolaget LM
    Ericsson (e)                    658,800       1,855
  TeliaSonera AB                     88,500         526
  Volvo AB, Cl A (e)                  4,257         182
  Volvo AB, Cl B                      9,750         431
                                               --------
                                                  9,161
                                               --------
SWITZERLAND (1.7%)
  ABB Ltd. *                         31,847         198
  Adecco SA                           2,341         129
  Compagnie Financiere
    Richemont SA                     10,136         318
  Credit Suisse Group *              18,951         813
  Holcim Ltd.                         2,793         172
  Nestle SA                           5,476       1,498
  Novartis AG                        34,428       1,605
  Roche Holding Ltd.                  9,946       1,066
  STMicroelectronics NV              37,972         632
  Swiss Reinsurance Co.               4,914         352
  Swisscom AG                           485         178
  Syngenta AG                         2,091         218
  UBS AG                             17,170       1,449
  Zurich Financial Services           2,175         382
                                               --------
                                                  9,010
                                               --------
UNITED KINGDOM (10.2%)
  "Shell" Transport & Trading
    Co. PLC (The)                   230,224       2,066
  3i Group PLC                       19,293         245
  AMVESCAP PLC                       24,158         152
  Anglo American PLC                 33,221         788
  ARM Holdings PLC                   45,989          91
  AstraZeneca PLC                    40,102       1,580
  Aviva PLC                          55,586         667
  BAA PLC                            29,176         322
  BAE Systems PLC                    87,315         428
  Barclays PLC                      154,258       1,577
  BG Group PLC                       92,754         721

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

INTERNATIONAL EQUITY INDEX FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  BHP Billiton PLC                   59,079    $    794
  BOC Group PLC (The)                14,128         272
  Boots Group PLC                    21,960         259
  BP PLC                            518,242       5,370
  BPB PLC                            15,894         149
  Brambles Industries PLC            23,781         136
  British American Tobacco PLC       38,886         685
  British Land Co. PLC (The)         14,243         216
  British Sky Broadcasting
    Group PLC                        31,588         346
  BT Group PLC                      196,101         761
  Bunzl PLC                          19,010         186
  Cable & Wireless PLC               60,688         148
  Cadbury Schweppes PLC              49,854         500
  Capita Group PLC (The)             22,657         161
  Carnival PLC                        4,190         230
  Centrica PLC                      104,895         457
  Compass Group PLC                  61,542         281
  Corus Group PLC *                 113,586         116
  Daily Mail & General Trust
    PLC                               9,994         136
  Diageo PLC                         71,184       1,003
  Dixons Group PLC                   58,822         170
  Elan Corp. PLC                     18,086          57
  Electrocomponents PLC              21,848         102
  EMAP PLC                            7,615         119
  EMI Group PLC                      25,165         112
  Enterprise Inns PLC                11,103         162
  Exel PLC                           10,395         167
  Friends Provident PLC              55,208         185
  GKN PLC                            26,516         127
  GlaxoSmithKline PLC               140,712       3,225
  GUS PLC                            26,044         448
  Hammerson PLC                      10,082         158
  Hanson PLC                         19,621         186
  Hays PLC                           54,941         138
  HBOS PLC                           95,636       1,491
  Hilton Group PLC                   48,103         274
  HSBC Holdings PLC                 264,343       4,180
  Imperial Chemical Industries
    PLC                              33,939         172
  Imperial Tobacco Group PLC         17,361         456
  InterContinental Hotels
    Group PLC                        19,648         229
  International Power PLC *          49,176         167
  Invensys PLC *                    181,685          53
  ITV PLC                           107,984         260
  J Sainsbury PLC                    39,919         218
  Johnson Matthey PLC                 7,691         144

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  Kelda Group PLC                    17,458    $    197
  Kingfisher PLC                     62,867         343
  Land Securities Group PLC          12,149         297
  Legal & General Group PLC         161,666         346
  Liberty International PLC           9,868         180
  Lloyds TSB Group PLC              136,513       1,233
  LogicaCMG PLC                      26,336          88
  Man Group PLC                       7,480         194
  Marks & Spencer Group PLC          45,326         296
  Mitchells & Butlers PLC            18,568         121
  National Grid Transco PLC          77,909         722
  Next PLC                            7,136         215
  Pearson PLC                        21,666         264
  Peninsular & Oriental Steam
    Navigation Co. (The)             25,768         141
  Provident Financial PLC            11,023         147
  Prudential PLC                     57,957         554
  Reckitt Benckiser PLC              13,559         431
  Reed Elsevier PLC                  31,620         328
  Rentokil Initial PLC               57,491         176
  Reuters Group PLC                  37,372         288
  Rexam PLC                          17,873         160
  Rio Tinto PLC                      24,970         807
  Rolls-Royce PLC *                  45,348         209
  Royal & Sun Alliance
    Insurance Group PLC              87,212         129
  Royal Bank of Scotland Group
    PLC (The)                        76,454       2,432
  SABMiller PLC                      19,778         310
  Sage Group PLC (The)               39,397         150
  Scottish & Newcastle PLC           23,811         207
  Scottish & Southern Energy
    PLC                              24,895         415
  Scottish Power PLC                 52,051         402
  Severn Trent PLC                   13,258         229
  Slough Estates PLC                 17,383         160
  Smith & Nephew PLC                 25,736         242
  Smiths Group PLC                   17,331         279
  Tesco PLC                         187,968       1,124
  Tomkins PLC                        29,496         147
  Trinity Mirror PLC                 10,700         142
  Unilever PLC                       67,335         665
  United Utilities PLC               21,660         258
  United Utilities PLC, Cl A         11,610          99
  Vodafone Group PLC              1,560,557       4,142
  Whitbread Group PLC                 9,996         176
  William Hill Organization
    Ltd.                             15,859         165
  Wolseley PLC                       17,940         376
  WPP Group PLC                      30,966         352

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  Yell Group PLC                     18,957    $    169
                                               --------
                                                 54,350
                                               --------
Total Foreign Common Stocks
  (Cost $393,491)                               498,159
                                               --------
FOREIGN PREFERRED STOCK (0.5%)
GERMANY (0.5%)
  Fresenius Medical Care AG           4,244         344
  Henkel KGaA, Vorzug                 6,700         607
  Porsche AG                            952         692
  ProSiebenSat.1 Media AG             9,823         182
  RWE AG                              4,371         231
  Volkswagen AG (e)                  12,553         453
                                               --------
Total Foreign Preferred Stock
  (Cost $1,911)                                   2,509
                                               --------
EXCHANGE TRADED FUNDS (2.9%)
  iShares MSCI EAFE Index Fund       51,300       8,149
  iShares MSCI Germany Index
    Fund (e)                        125,289       2,265
  iShares MSCI Italy Index
    Fund                             47,251       1,219
  iShares MSCI Japan Index
    Fund                            344,025       3,609
                                               --------
Total Exchange Traded Funds
  (Cost $15,252)                                 15,242
                                               --------

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
SHORT-TERM INVESTMENTS (9.1%)
  Brown Brothers Harriman &
    Co., Cayman Islands Cash
    Sweep                        23,993,553    $ 23,994
  CSFB Enhanced Liquidity
    Portfolio(f)                 24,164,128      24,164
                                               --------
Total Short-Term Investments
  (Cost $48,158)                                 48,158
                                               --------
Total Investments (Cost
  $458,832)(a) -- 106.2%                        564,115

Liabilities in excess of other
  assets -- (6.2)%                              (32,759)
                                               --------
Net Assets -- 100.0%                           $531,356
                                               ========

The investment concentrations for the International Equity Index Fund as a percentage of net assets, by industry, as of March 31, 2005, were as follows (unaudited):

Cash Equivalents                              2.9%
Consumer Discretionary                       11.8
Consumer Staples                              5.6
Energy                                        7.7
Financials                                   26.2
Health Care                                   5.0
Industrials                                  10.0
Information Technology                        5.8
Materials                                     7.2
Short-Term Investments                        9.1
Telecommunication Services                    7.9
Utilities                                     7.0

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

LIFE VISION AGGRESSIVE GROWTH FUND

-------------------------------------------------------
                                    Shares       Value
-------------------------------------------------------
EQUITY FUNDS (96.9%)
  STI Classic Aggressive Growth
    Stock Fund, T Shares (c) *       309,799    $ 3,064
  STI Classic Capital
    Appreciation Fund, T Shares
    (c)                              995,147     12,162
  STI Classic Emerging Growth
    Stock Fund, T Shares (c) *        54,252        509
  STI Classic Growth and Income
    Fund, T Shares (c)               626,387     10,066
  STI Classic International
    Equity Index Fund, T Shares
    (c)                              629,358      8,075
  STI Classic Mid-Cap Equity
    Fund, T Shares (c)               169,694      2,041
  STI Classic Mid-Cap Value
    Equity Fund, T Shares (c)        166,112      2,038
  STI Classic Small Cap Growth
    Stock Fund, T Shares (c) *        50,695      1,013
  STI Classic Small Cap Value
    Equity Fund, T Shares (c)         76,352      1,516

-------------------------------------------------------
                                    Shares       Value
-------------------------------------------------------
EQUITY FUNDS--CONTINUED
  STI Classic Strategic
    Quantitative Equity Fund, T
    Shares (c) *                     153,203    $ 2,030
  STI Classic Value Income Stock
    Fund, T Shares (c)               534,351      6,727
                                                -------
Total Equity Funds (Cost
  $42,446)                                       49,241
                                                -------
MONEY MARKET FUNDS (3.1%)
  STI Classic Prime Quality
    Money Market Fund, T Shares
    (c)                            1,586,381      1,586
Total Money Market Funds (Cost
  $1,586)                                         1,586
                                                -------
Total Investments (Cost $44,032)
  (a) -- 100.0%                                  50,827
Liabilities in excess of other
  assets -- 0.0%                                    (12)
                                                -------
Net Assets -- 100.0%                            $50,815
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.
 65

LIFE VISION CONSERVATIVE FUND

--------------------------------------------------------
                                      Shares      Value
--------------------------------------------------------
EQUITY FUNDS (24.6%)
  STI Classic Aggressive Growth
    Stock Fund, T Shares (c) *         10,713     $  106
  STI Classic Capital Appreciation
    Fund, T Shares (c)                 34,166        417
  STI Classic Growth and Income
    Fund, T Shares (c)                 19,665        316
  STI Classic International Equity
    Index Fund, T Shares (c)           20,246        260
  STI Classic Mid-Cap Equity Fund,
    T Shares (c)                        5,491         66
  STI Classic Mid-Cap Value Equity
    Fund, T Shares (c)                  5,370         66
  STI Classic Small Cap Growth
    Stock Fund, T Shares (c) *          3,279         66
  STI Classic Small Cap Value
    Equity Fund, T Shares (c)           3,282         65
  STI Classic Strategic
    Quantitative Equity Fund, T
    Shares (c) *                        4,955         66
  STI Classic Value Income Stock
    Fund, T Shares (c)                 16,700        210
                                                  ------
Total Equity Funds (Cost $1,397)                   1,638
                                                  ------

--------------------------------------------------------
                                      Shares      Value
--------------------------------------------------------
FIXED INCOME FUNDS (71.3%)
  STI Classic High Income Fund, T
    Shares (c)                         43,934     $  324
  STI Classic Institutional Core
    Bond Fund, T shares (c)           436,573      4,418
                                                  ------
Total Fixed Income Funds (Cost
  $4,777)                                          4,742
                                                  ------
MONEY MARKET FUNDS (3.5%)
  STI Classic Prime Quality Money
    Market Fund, T Shares (c)         234,713        235
                                                  ------
Total Money Market Funds (Cost
  $235)                                              235
                                                  ------
Total Investments
  (Cost $6,409) (a) -- 99.4%                       6,615
Other assets in excess of
  liabilities -- 0.6%                                 40
                                                  ------
Net Assets -- 100.0%                              $6,655
                                                  ======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

LIFE VISION GROWTH AND INCOME FUND

-------------------------------------------------------
                                   Shares       Value
-------------------------------------------------------
EQUITY FUNDS (74.8%)
  STI Classic Aggressive Growth
    Stock Fund, T Shares (c) *      523,962    $  5,182
  STI Classic Capital
    Appreciation Fund, T Shares
    (c)                           1,682,944      20,565
  STI Classic Emerging Growth
    Stock Fund, T Shares (c) *       80,281         753
  STI Classic Growth and Income
    Fund, T Shares (c)            1,041,956      16,744
  STI Classic International
    Equity Index Fund, T Shares
    (c)                           1,000,382      12,835
  STI Classic Mid-Cap Equity
    Fund, T Shares (c)              268,969       3,236
  STI Classic Mid-Cap Value
    Equity Fund, T Shares (c)       263,231       3,230
  STI Classic Small Cap Growth
    Stock Fund, T Shares (c) *       70,136       1,402
  STI Classic Small Cap Value
    Equity Fund, T Shares (c)       108,572       2,156
  STI Classic Strategic
    Quantitative Equity Fund, T
    Shares (c) *                    244,157       3,235
  STI Classic Value Income
    Stock Fund, T Shares (c)        889,161      11,195
                                               --------
Total Equity Funds (Cost
  $68,390)                                       80,533
                                               --------

-------------------------------------------------------
                                   Shares       Value
-------------------------------------------------------
FIXED INCOME FUNDS (22.0%)
  STI Classic High Income Fund,
    T Shares (c)                    288,441    $  2,129
  STI Classic Institutional
    Core Bond Fund, T shares
    (c)                           2,131,748      21,573
                                               --------
Total Fixed Income Funds (Cost
  $23,740)                                       23,702
                                               --------
MONEY MARKET FUNDS (3.2%)
  STI Classic Prime Quality
    Money Market Fund, T Shares
    (c)                           3,466,883       3,467
                                               --------
Total Money Market Funds (Cost
  $3,467)                                         3,467
                                               --------
Total Investments
  (Cost $95,597) (a) -- 100.0%                  107,702
Other assets in excess of
  liabilities -- 0.0%                                34
                                               --------
Net Assets -- 100.0%                           $107,736
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 67

LIFE VISION MODERATE GROWTH FUND

-------------------------------------------------------
                                   Shares       Value
-------------------------------------------------------
EQUITY FUNDS (54.7%)
  STI Classic Aggressive Growth
    Stock Fund, T Shares (c) *      535,772    $  5,299
  STI Classic Capital
    Appreciation Fund, T Shares
    (c)                           1,722,918      21,054
  STI Classic Growth and Income
    Fund, T Shares (c)            1,104,123      17,743
  STI Classic International
    Equity Index Fund, T Shares
    (c)                           1,075,009      13,792
  STI Classic Mid-Cap Equity
    Fund, T Shares (c)              259,110       3,117
  STI Classic Mid-Cap Value
    Equity Fund, T Shares (c)       253,198       3,107
  STI Classic Small Cap Growth
    Stock Fund, T Shares (c) *      154,080       3,080
  STI Classic Small Cap Value
    Equity Fund, T Shares (c)       154,393       3,066
  STI Classic Strategic
    Quantitative Equity Fund, T
    Shares (c) *                    232,581       3,082
  STI Classic Value Income
    Stock Fund, T Shares (c)        939,152      11,824
                                               --------
Total Equity Funds (Cost
  $70,517)                                       85,164
                                               --------

-------------------------------------------------------
                                   Shares       Value
-------------------------------------------------------
FIXED INCOME FUNDS (41.9%)
  STI Classic High Income Fund,
    T Shares (c)                    620,803    $  4,582
  STI Classic Institutional
    Core Bond Fund, T shares
    (c)                           5,977,988      60,497
                                               --------
Total Fixed Income Funds (Cost
  $65,201)                                       65,079
                                               --------
MONEY MARKET FUNDS (3.3%)
  STI Classic Prime Quality
    Money Market Fund, T Shares
    (c)                           5,054,768       5,055
                                               --------
Total Money Market Funds (Cost
  $5,055)                                         5,055
                                               --------
Total Investments
  (Cost $140,773) (a) -- 99.9%                  155,298
Other assets in excess of
  liabilities -- 0.1%                               182
                                               --------
Net Assets -- 100.0%                           $155,480
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

MID-CAP EQUITY FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
COMMON STOCKS (96.0%)
CONSUMER DISCRETIONARY (18.3%)
  Abercrombie & Fitch Co., Cl A      39,149    $  2,241
  Aeropostale, Inc. *                27,244         892
  American Eagle Outfitters,
    Inc.                             61,570       1,819
  Autoliv, Inc.                      19,432         926
  Bed Bath & Beyond, Inc. *          40,832       1,492
  Black & Decker Corp. (The)         22,617       1,787
  Choice Hotels International,
    Inc.                             50,829       3,149
  Coach, Inc. *                      31,295       1,772
  Dollar General Corp.               84,774       1,857
  Guitar Center, Inc. *              13,204         724
  Hilton Hotels Corp.                49,364       1,103
  International Game Technology      39,540       1,054
  J. C. Penney Co., Inc.             25,578       1,328
  Knight-Ridder, Inc. (e)            27,444       1,846
  Lennar Corp., Cl A (e)             44,531       2,524
  M.D.C. Holdings, Inc.              36,359       2,532
  Marvel Enterprises, Inc. *         23,965         479
  McGraw-Hill Cos., Inc. (The)       35,690       3,114
  Nordstrom, Inc.                    22,748       1,260
  NVR, Inc. * (e)                     2,374       1,864
  Pacific Sunwear of
    California, Inc. *               33,824         946
  PETCO Animal Supplies, Inc. *      20,934         771
  Ryland Group, Inc. (The)           15,801         980
  Scholastic Corp. * (e)             54,555       2,013
  Staples, Inc.                      33,137       1,041
  Urban Outfitters, Inc. *           18,636         894
  YUM! Brands, Inc.                  79,261       4,107
                                               --------
                                                 44,515
                                               --------
CONSUMER STAPLES (3.7%)
  7-Eleven, Inc. *                   92,686       2,226
  Archer-Daniels-Midland Co.         77,017       1,893
  Reynolds American, Inc. (e)        60,210       4,853
                                               --------
                                                  8,972
                                               --------
ENERGY (8.2%)
  Amerada Hess Corp. (e)             41,343       3,978
  Ashland, Inc. (e)                  68,150       4,599
  Devon Energy Corp. (e)             43,756       2,089
  Marathon Oil Corp.                 83,957       3,939
  Newfield Exploration Co. *         16,150       1,199
  Unocal Corp.                       16,860       1,040
  Valero Energy Corp.                43,514       3,188
                                               --------
                                                 20,032
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FINANCIALS (19.2%)
  American Capital Strategies
    Ltd.                             31,440    $    988
  Annaly Mortgage Management,
    Inc. (e)                        109,377       2,052
  Arch Capital Group Ltd. *          12,907         517
  Bear Stearns Cos., Inc. (e)         8,755         875
  Brandywine Realty Trust            39,707       1,128
  CBL & Associates Properties,
    Inc.                              6,526         467
  Comerica, Inc.                     37,915       2,088
  Doral Financial Corp.              21,275         466
  E*TRADE Financial Corp. *         124,395       1,493
  General Growth Properties,
    Inc.                             77,652       2,648
  Huntington Bancshares, Inc.        33,917         811
  IndyMac Bancorp, Inc.              25,278         859
  Legg Mason, Inc. (e)               12,425         971
  Lexington Corp. Properties
    Trust                            80,568       1,768
  Lincoln National Corp.             76,573       3,456
  MBIA, Inc.                         17,334         906
  MGIC Investment Corp.              26,615       1,641
  National City Corp.                38,275       1,282
  North Fork Bancorporation,
    Inc.                             61,053       1,694
  PartnerRe Ltd.                     43,624       2,817
  PMI Group, Inc. (The)              27,507       1,046
  Principal Financial Group,
    Inc.                             54,311       2,090
  Radian Group, Inc.                 25,666       1,225
  Raymond James Financial, Inc.      40,901       1,239
  Regions Financial Corp. (e)        44,785       1,451
  Simon Property Group, Inc.
    (e)                              12,620         765
  SL Green Realty Corp.              37,072       2,084
  Sovereign BanCorp, Inc.            59,017       1,308
  St. Paul Travelers Cos., Inc.
    (The)                            65,664       2,412
  Student Loan Corp. (The) (e)       12,741       2,662
  Westcorp                           43,522       1,839
                                               --------
                                                 47,048
                                               --------
HEALTH CARE (10.3%)
  Becton, Dickinson & Co.            18,525       1,082
  Biomet, Inc.                       11,976         435
  CIGNA Corp.                        39,152       3,496
  Coventry Health Care, Inc. *       44,358       3,023
  Genzyme Corp. * (e)                28,365       1,624
  Hospira, Inc. *                    32,326       1,043
  Humana, Inc. * (e)                 88,260       2,819
  ImClone Systems, Inc. *            20,908         721

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
HEALTH CARE--CONTINUED
  Laboratory Corp. of America
    Holdings *                       42,292    $  2,038
  Medco Health Solutions, Inc.
    *                                33,509       1,661
  PacifiCare Health Systems,
    Inc. * (e)                       33,718       1,919
  Protein Design Labs, Inc. *        45,807         732
  Sepracor, Inc. * (e)               14,805         850
  Thermo Electron Corp. *            25,880         655
  WellPoint, Inc. *                  23,516       2,948
                                               --------
                                                 25,046
                                               --------
INDUSTRIALS (10.6%)
  Deluxe Corp.                       45,467       1,812
  Eaton Corp.                        46,731       3,056
  H & R Block, Inc. (e)              46,255       2,340
  Old Dominion Freight Line,
    Inc. *                           21,574         672
  PACCAR, Inc.                       19,367       1,402
  Parker Hannifin Corp.              11,588         706
  Pitney Bowes, Inc.                 21,447         968
  Rockwell Collins, Inc. (e)         95,003       4,520
  Ryder System, Inc.                 55,942       2,333
  Southwest Airlines Co.            114,998       1,638
  Textron, Inc.                      52,225       3,897
  Thomas & Betts Corp. * (e)         33,745       1,090
  Universal Technical
    Institute, Inc. *                18,279         673
  W.W. Grainger, Inc.                12,136         756
                                               --------
                                                 25,863
                                               --------
INFORMATION TECHNOLOGY (13.8%)
  Adobe Systems, Inc.                34,980       2,349
  Alliance Data Systems Corp. *      12,046         487
  Apple Computer, Inc. * (e)         58,060       2,417
  Autodesk, Inc.                     55,253       1,644
  Avaya, Inc. *                     138,151       1,614
  BMC Software, Inc. *               48,646         730
  Check Point Software
    Technologies Ltd. *              32,264         701
  Citrix Systems, Inc. * (e)         52,295       1,246
  Corning, Inc. * (e)               112,870       1,256
  Cree, Inc. * (e)                   19,718         429
  Juniper Networks, Inc. * (e)       67,340       1,486
  Lam Research Corp. *               17,278         499
  Lexmark International, Inc.,
    Cl A * (e)                       12,590       1,007
  LSI Logic Corp. *                 120,576         674
  McAfee, Inc. *                     59,284       1,337

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  MEMC Electronic Materials,
    Inc. *                           70,053    $    942
  National Semiconductor Corp.
    (e)                             113,584       2,341
  NCR Corp.                          47,012       1,586
  Novellus Systems, Inc. *           63,822       1,706
  QLogic Corp. *                     26,488       1,073
  Scientific-Atlanta, Inc.           65,399       1,846
  SunGard Data Systems, Inc. *       32,206       1,111
  Symantec Corp. *                   28,784         614
  VeriSign, Inc. *                   49,157       1,411
  VERITAS Software Corp. *           33,748         784
  Xerox Corp. *                     147,199       2,230
                                               --------
                                                 33,520
                                               --------
MATERIALS (4.8%)
  Arch Coal, Inc.                    25,591       1,101
  Ball Corp.                         59,140       2,453
  Freeport-McMoRan Copper &
    Gold, Inc., Cl B                 24,460         969
  Lubrizol Corp. (The)               73,611       2,992
  Monsanto Co. (e)                   65,343       4,215
                                               --------
                                                 11,730
                                               --------
TELECOMMUNICATION SERVICES (0.9%)
  Citizens Communications Co.       106,214       1,375
  Western Wireless Corp., Cl A
    *                                19,420         737
                                               --------
                                                  2,112
                                               --------
UTILITIES (6.2%)
  Allegheny Energy, Inc. * (e)       65,337       1,350
  Equitable Resources, Inc.          34,793       1,999
  Northeast Utilities               139,770       2,692
  PG&E Corp. (e)                     45,384       1,548
  Sempra Energy (e)                  43,310       1,725
  TXU Corp. (e)                      23,833       1,898
  UGI Corp.                          43,417       1,972
  Xcel Energy, Inc.                 115,475       1,984
                                               --------
                                                 15,168
                                               --------
Total Common Stocks (Cost
  $195,547)                                     234,006
                                               --------
SHORT-TERM INVESTMENT (22.6%)
  CSFB Enhanced Liquidity
    Portfolio (f)                55,163,156      55,163
                                               --------
Total Short-Term Investment
  (Cost $55,163)                                 55,163
                                               --------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

MID-CAP EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
  BNP Paribas, 2.820%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $8,438,543
    (collateralized by U.S.
    Government Agencies,
    3.875%, due 02/15/10; total
    market value $8,607,554)     $    8,438    $  8,438
                                               --------
Total Repurchase Agreement
  (Cost $8,438)                                   8,438
                                               --------
Total Investments (Cost
  $259,148) (a) -- 122.1%                       297,607
Liabilities in excess of other
  assets -- (22.1)%                             (53,834)
                                               --------
Net Assets -- 100.0%                           $243,773
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 71

MID-CAP VALUE EQUITY FUND

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
COMMON STOCKS (96.1%)
CONSUMER DISCRETIONARY (15.1%)
  American Axle &
    Manufacturing Holdings,
    Inc. (e)                        154,050    $  3,774
  Dollar General Corp.              194,200       4,255
  GTECH Holdings Corp.              136,400       3,209
  Mattel, Inc.                      276,600       5,906
  Newell Rubbermaid, Inc. (e)       217,600       4,774
  Pier 1 Imports, Inc. (e)          175,800       3,205
  Tribune Co. (e)                   113,000       4,505
  Yankee Candle Co., Inc.
    (The) *                         105,175       3,334
                                               --------
                                                 32,962
                                               --------
CONSUMER STAPLES (7.4%)
  Fomento Economico Mexicano
    SA ADR                           37,700       2,019
  H.J. Heinz Co.                     94,800       3,492
  J.M. Smucker Co. (The)             43,700       2,198
  Molson Coors Brewing Co., Cl
    B (e)                            46,100       3,558
  Pepsi Bottling Group, Inc.
    (The)                           173,500       4,832
                                               --------
                                                 16,099
                                               --------
ENERGY (4.5%)
  GlobalSantaFe Corp.                86,600       3,208
  Marathon Oil Corp.                 93,700       4,397
  Noble Energy, Inc. (e)             31,600       2,149
                                               --------
                                                  9,754
                                               --------
FINANCIALS (25.3%)
  Alliance Capital Management
    Holding LP                       46,200       2,178
  AmSouth Bancorp                    91,200       2,367
  Assured Guaranty Ltd.             190,800       3,425
  Colonial BancGroup, Inc.
    (The)                           158,900       3,261
  Comerica, Inc.                    157,800       8,691
  FirstMerit Corp.                   93,686       2,507
  Mellon Financial Corp.            244,100       6,966
  Northern Trust Corp.              133,300       5,791
  Platinum Underwriters
    Holdings Ltd.                   168,300       4,999
  Provident Financial
    Services, Inc.                  250,000       4,275
  Safeco Corp.                       59,900       2,918
  South Financial Group, Inc.
    (The)                           249,800       7,628
                                               --------
                                                 55,006
                                               --------

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
HEALTH CARE (4.7%)
  Health Management
    Associates, Inc., Cl A (e)      139,700    $  3,657
  Hillenbrand Industries, Inc.       69,685       3,866
  Manor Care, Inc.                   74,200       2,698
                                               --------
                                                 10,221
                                               --------
INDUSTRIALS (17.4%)
  Avery Dennison Corp.               48,200       2,985
  Cintas Corp. (e)                  190,700       7,878
  Dover Corp.                       214,300       8,099
  Embraer-Empresa Brasileira
    de Aeronautica SA ADR           140,800       4,407
  Pall Corp.                        241,600       6,552
  Pitney Bowes, Inc.                 32,000       1,444
  R.R. Donnelley & Sons Co.         108,552       3,432
  Rockwell Automation, Inc.          53,000       3,002
                                               --------
                                                 37,799
                                               --------
INFORMATION TECHNOLOGY (12.8%)
  Diebold, Inc.                     108,600       5,956
  Harris Corp. (e)                   85,400       2,788
  Intersil Corp., Cl A              257,200       4,455
  Microchip Technology, Inc.
    (e)                             168,000       4,370
  Paychex, Inc.                     103,500       3,397
  Reynolds & Reynolds Co.
    (The), Cl A                     141,400       3,826
  Tektronix, Inc.                   127,800       3,135
                                               --------
                                                 27,927
                                               --------
MATERIALS (8.9%)
  Alcan, Inc.                        58,800       2,230
  Domtar, Inc.                      396,065       3,351
  Foundation Coal Holdings,
    Inc.                            159,100       3,740
  Lubrizol Corp. (The)               50,800       2,065
  Sappi Ltd. ADR                    343,500       4,224
  Valspar Corp. (The)                82,849       3,856
                                               --------
                                                 19,466
                                               --------
Total Common Stocks (Cost
  $197,682)                                     209,234
                                               --------
MONEY MARKET FUND (2.7%)
  Federated Prime Value
    Obligations Fund, Cl I        5,843,522       5,844
                                               --------
Total Money Market Fund (Cost
  $5,844)                                         5,844
                                               --------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

MID-CAP VALUE EQUITY FUND--CONCLUDED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
SHORT-TERM INVESTMENT (10.8%)
  CSFB Enhanced Liquidity
    Portfolio (f)                23,542,277    $ 23,542
                                               --------
Total Short-Term Investment
  (Cost $23,542)                                 23,542
                                               --------
Total Investments (Cost
  $227,068) (a) -- 110.1%                       238,620
Liabilities in excess of other
  assets -- (9.6)%                              (20,920)
                                               --------
Net Assets -- 100.0%                           $217,700
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 73

SMALL CAP GROWTH STOCK FUND

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
COMMON STOCKS (97.5%)
CONSUMER DISCRETIONARY (12.9%)
  America's Car-Mart, Inc.
    *                             100,000    $    3,506
  bebe stores, inc.                80,000         2,716
  Building Materials
    Holding Corp.                  90,000         4,003
  Casual Male Retail Group,
    Inc. * (e)                    660,000         4,283
  CBRL Group, Inc. (e)            125,000         5,163
  Coldwater Creek, Inc. *         352,500         6,514
  Conn's, Inc. *                  220,000         4,136
  CSK Auto Corp. *                330,000         5,825
  Dover Downs Gaming &
    Entertainment, Inc.           100,200         1,247
  Electronics Boutique
    Holdings Corp. * (e)          120,000         5,156
  Emmis Communications
    Corp., Cl A * (e)             170,000         3,267
  Genesco, Inc. *                 205,000         5,826
  Gottschalks, Inc. *             240,000         2,484
  Guitar Center, Inc. *            90,000         4,935
  Isle of Capri Casinos,
    Inc. *                        130,000         3,450
  Jos. A. Bank Clothiers,
    Inc. * (e)                    300,000         8,790
  K2, Inc. *                      200,000         2,750
  MarineMax, Inc. *               195,000         6,080
  Mikohn Gaming Corp. * (e)       171,692         2,156
  New Frontier Media, Inc.
    *                             140,000         1,002
  Noble International Ltd.        154,970         3,512
  Orange 21, Inc. *               403,540         2,623
  Penn National Gaming,
    Inc. *                         50,000         1,469
  Quiksilver, Inc. * (e)          174,463         5,065
  RARE Hospitality
    International, Inc. *
    (e)                            20,000           618
  Rocky Shoes & Boots, Inc.
    *                             210,000         5,575
  Sauer-Danfoss, Inc.             139,819         3,164
  Scientific Games Corp. *        280,000         6,398
  Standard Pacific Corp.
    (e)                            35,000         2,527
  Steiner Leisure Ltd. *          185,000         6,048
  Talbots, Inc. (The)             150,000         4,797
  Too, Inc. * (e)                 255,000         6,291
                                             ----------
                                                131,376
                                             ----------
CONSUMER STAPLES (3.3%)
  BJ's Wholesale Club, Inc.
    * (e)                         175,000         5,436

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
CONSUMER STAPLES--CONTINUED
  Central European
    Distribution Corp. *
    (e)                            97,069    $    3,231
  Central Garden & Pet Co.
    *                              85,000         3,728
  Chiquita Brands
    International, Inc.               909            24
  Corn Products
    International, Inc.           138,425         3,598
  Cott Corp. *                    150,000         3,635
  Elizabeth Arden, Inc. *
    (e)                           280,000         6,647
  Rayovac Corp. * (e)             175,000         7,280
                                             ----------
                                                 33,579
                                             ----------
ENERGY (3.6%)
  Cal Dive International,
    Inc. * (e)                    120,000         5,436
  Core Laboratories NV *          230,000         5,904
  FMC Technologies, Inc. *
    (e)                           120,000         3,982
  Key Energy Services, Inc.
    *                             240,800         2,762
  Magnum Hunter Resources,
    Inc. *                        310,000         4,994
  Mission Resources Corp. *       390,000         2,761
  Tidewater, Inc. (e)             150,000         5,829
  Unit Corp. * (e)                100,000         4,517
                                             ----------
                                                 36,185
                                             ----------
FINANCIALS (8.8%)
  Accredited Home Lenders
    Holding Co. * (e)              30,000         1,087
  Affiliated Managers
    Group, Inc. * (e)             104,782         6,499
  American Safety Insurance
    Holdings Ltd. *               150,000         2,235
  Arch Capital Group Ltd. *       100,000         4,004
  Asta Funding, Inc.              120,000         2,540
  BankAtlantic Bancorp,
    Inc.                          230,000         4,002
  Commercial Capital
    Bancorp, Inc.                 140,000         2,849
  Corus Bankshares, Inc.          100,000         4,769
  First Cash Financial
    Services, Inc. *              100,000         2,117
  First Niagara Financial
    Group, Inc.                   200,000         2,642
  Fremont General Corp.            90,000         1,979
  Infinity Property &
    Casualty Corp. (e)            190,000         5,939
  Northwest Bancorp, Inc.          80,000         1,713
  Phoenix Cos., Inc. (The)
    (e)                           330,000         4,217

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SMALL CAP GROWTH STOCK FUND -- CONTINUED

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
FINANCIALS--CONTINUED
  Platinum Underwriters
    Holdings Ltd.                 175,000    $    5,198
  R & G Financial Corp., Cl
    B                             120,000         3,740
  RLI Corp.                        80,000         3,316
  Santander BanCorp               105,000         2,765
  Selective Insurance
    Group, Inc.                    50,000         2,312
  South Financial Group,
    Inc. (The)                     85,000         2,596
  United Community Banks,
    Inc.                           90,000         2,136
  Universal American
    Financial Corp *              295,000         5,104
  W Holding Co., Inc.             520,000         5,236
  Westcorp                        117,000         4,943
  Zenith National Insurance
    Corp. (e)                     110,000         5,705
                                             ----------
                                                 89,643
                                             ----------
HEALTH CARE (16.5%)
  ABIOMED, Inc. * (e)             269,707         2,854
  Align Technology, Inc. *
    (e)                           340,000         2,122
  AMICAS, Inc. *                  400,000         1,472
  Aspect Medical Systems,
    Inc. *                        350,000         7,557
  Bio-Rad Laboratories,
    Inc., Cl A *                   65,000         3,166
  Bone Care International,
    Inc. *                        240,000         6,226
  Connetics Corp. * (e)           300,000         7,587
  Genesis Healthcare Corp.
    *                             110,000         4,718
  Gentiva Health Services,
    Inc. *                        235,000         3,802
  Hologic, Inc. *                 175,000         5,578
  IDEXX Laboratories, Inc.
    *                              80,000         4,333
  Illumina, Inc. *                560,000         4,525
  Intuitive Surgical, Inc.
    * (e)                         172,000         7,820
  Kensey Nash Corp. * (e)         170,000         4,604
  Kos Pharmaceuticals, Inc.
    *                             165,000         6,877
  Martek Biosciences Corp.
    * (e)                         135,000         7,855
  MGI Pharma, Inc. * (e)          235,000         5,938
  Palomar Medical
    Technologies, Inc. *
    (e)                           235,083         6,340
  Par Pharmaceutical Cos.,
    Inc. *                        110,000         3,678
  Per-Se Technologies, Inc.
    * (e)                         390,000         5,987

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
HEALTH CARE--CONTINUED
  Possis Medical, Inc. *          219,800    $    1,840
  Protein Design Labs, Inc.
    * (e)                         450,000         7,196
  Province Healthcare Co. *       250,000         6,023
  Renal Care Group, Inc. *        155,000         5,881
  Salix Pharmaceuticals
    Ltd. *                        330,000         5,442
  SFBC International, Inc.
    *                             210,000         7,400
  Sierra Health Services,
    Inc. *                         65,000         4,150
  SurModics, Inc. * (e)           210,000         6,701
  Third Wave Technologies,
    Inc. *                        607,873         3,501
  United Therapeutics Corp.
    *                             170,000         7,767
  Ventana Medical Systems,
    Inc. *                         65,166         2,441
  Ventiv Health, Inc. *           245,000         5,635
                                             ----------
                                                167,016
                                             ----------
INDUSTRIALS (18.4%)
  Actuant Corp., Cl A * (e)       129,798         5,831
  Celadon Group, Inc. *           100,000         1,855
  Coinstar, Inc. *                250,000         5,300
  Copart, Inc. *                  310,000         7,304
  Covenant Transportation,
    Inc., Cl A *                  124,735         2,195
  Dycom Industries, Inc. *        265,000         6,092
  EDO Corp.                       145,000         4,357
  ElkCorp                         185,000         7,115
  Encore Wire Corp. *             370,000         3,774
  Engineered Support
    Systems, Inc.                  60,000         3,211
  Flow International Corp.
    *                           1,727,000         9,564
  Gardner Denver, Inc. *          150,000         5,927
  Genlyte Group, Inc. (The)
    *                              95,000         8,547
  Gevity HR, Inc.                 325,000         6,214
  Greenbrier Cos., Inc.           200,660         7,041
  Griffon Corp. * (e)             275,000         5,888
  II-VI, Inc. *                   130,000         2,267
  Innovative Solutions &
    Support, Inc. * (e)           135,000         4,286
  Kforce, Inc. *                  550,000         6,045
  Labor Ready, Inc. *             300,000         5,595
  Marten Transport Ltd. *         240,949         5,139
  Mercury Computer Systems,
    Inc. * (e)                    165,000         4,551
  Mueller Industries, Inc.        108,000         3,040
  Navigant Consulting, Inc.
    *                             320,000         8,713

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  NCI Building Systems,
    Inc. *                        140,000    $    5,404
  Orbital Sciences Corp. *        300,000         2,904
  Overnite Corp.                  110,000         3,519
  P.A.M. Transportation
    Services, Inc. *               88,646         1,525
  Pacer International, Inc.
    *                             140,000         3,345
  Power-One, Inc. *               540,000         2,624
  SI International, Inc. *        180,000         4,973
  Simpson Co., Inc.                90,000         2,781
  SkyWest, Inc.                   245,000         4,555
  U.S. Xpress Enterprises,
    Inc. *                        120,000         1,962
  Ultralife Batteries, Inc.
    *                             310,000         5,307
  Universal Truckload
    Services, Inc. *              137,500         2,901
  Volt Information
    Sciences, Inc. *               81,250         1,962
  Wabtec Corp.                    195,000         3,996
  Werner Enterprises, Inc.        257,729         5,008
  Woodward Governor Co.            59,000         4,230
                                             ----------
                                                186,847
                                             ----------
INFORMATION TECHNOLOGY (29.5%)
  02Micro International
    Ltd. *                        210,000         2,161
  Aeroflex, Inc. *                430,000         4,012
  Aladdin Knowledge Systems
    Ltd. * (e)                    228,287         5,189
  Altiris, Inc *                  110,000         2,624
  American Software, Inc.         450,272         2,922
  ANSYS, Inc. * (e)               150,000         5,132
  Anteon International
    Corp. *                       170,000         6,617
  ARGON ST, Inc. *                180,000         5,940
  ATMI, Inc. * (e)                190,000         4,758
  AuthentiDate Holding
    Corp. *                       350,000         1,397
  BEI Technologies, Inc.          160,000         3,835
  Belden CDT, Inc. (e)            145,000         3,220
  Bottomline Technologies
    (de), Inc. *                  330,000         4,307
  CACI International, Inc.
    * (e)                          85,000         4,695
  Captiva Software Corp. *        570,000         6,173
  Carrier Access Corp. *          370,000         2,205
  ChipMOS TECHNOLOGIES
    (Bermuda) Ltd. * (e)          817,402         5,248
  CIBER, Inc. *                   300,000         2,181

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Click Commerce, Inc *           335,000    $    4,780
  Credence Systems Corp. *        580,000         4,588
  Cypress Semiconductor
    Corp. * (e)                   400,000         5,040
  Digi International, Inc.
    *                             540,000         7,408
  Ditech Communications
    Corp. *                       470,000         5,861
  Dot Hill Systems Corp. *         62,796           374
  EarthLink, Inc. * (e)           250,000         2,250
  Epicor Software Corp. *         390,000         5,109
  Euronet Worldwide, Inc. *       190,000         5,425
  FEI Co. * (e)                   200,000         4,630
  Global Payments, Inc. (e)        80,000         5,159
  Hutchinson Technology,
    Inc. *                        170,000         5,913
  Hypercom Corp. *                129,886           614
  Hyperion Solutions Corp.
    *                             120,000         5,293
  InfoCrossing, Inc. * (e)        390,000         6,178
  Integrated Device
    Technology, Inc. *            340,000         4,090
  IXYS Corp. *                    360,000         4,118
  Jupitermedia Corp. *            400,000         6,204
  M-Systems Flash Disk
    Pioneers, Ltd. * (e)          260,000         5,730
  Magma Design Automation,
    Inc. *                        360,000         4,273
  Measurement Specialties,
    Inc. *                        100,000         2,300
  Merix Corp. *                   255,000         2,859
  Metrologic Instruments,
    Inc. *                        270,000         6,070
  MicroStrategy, Inc., Cl A
    *                             110,000         5,970
  MIPS Technologies, Inc. *       267,502         3,076
  Moldflow Corp. *                212,492         3,398
  Network Technology, PLC *       350,000         1,971
  NICE Systems Ltd. *             245,000         7,893
  OmniVision Technologies,
    Inc. * (e)                     99,177         1,503
  Orbotech Ltd. *                 150,000         3,285
  PC Connection, Inc. *           400,000         2,348
  Performance Technologies,
    Inc. *                        500,000         3,330
  Radware Ltd. *                  105,000         2,464
  Radyne ComStream, Inc. *        490,000         4,003
  ROFIN-SINAR Technologies,
    Inc. *                        215,000         6,909
  Rogers Corp. *                  150,000         6,000
  Silicon Image, Inc. *           410,000         4,125

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SMALL CAP GROWTH STOCK FUND -- CONCLUDED

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Silicon Storage
    Technology, Inc. *            200,000    $      744
  Skyworks Solutions, Inc.
    *                             285,116         1,810
  SM&A *                          520,000         4,295
  SS&C Technologies, Inc.         240,000         5,472
  Stellent, Inc. *                295,000         2,481
  Symmetricom, Inc. *             400,000         4,436
  Synaptics, Inc. * (e)           150,000         3,480
  TeleCommunication
    Systems, Inc. *               850,000         2,270
  THQ, Inc. * (e)                  90,000         2,533
  TransAct Technologies,
    Inc. *                        321,783         3,221
  Transaction Systems
    Architects, Inc. * (e)        149,000         3,449
  Trimble Navigation Ltd. *       150,000         5,072
  TTI Team Telecom
    International Ltd. *          135,400           271
  Ultimate Software Group,
    Inc. (The) *                  562,000         8,980
  Verint Systems, Inc. *          133,239         4,655
  Westell Technologies,
    Inc., Cl A *                  270,000         1,488
  Western Digital Corp. *         510,000         6,502
  Witness Systems, Inc. *         335,000         5,879
  Workstream, Inc. *              110,000           490
                                             ----------
                                                300,685
                                             ----------
MATERIALS (4.5%)
  Agrium, Inc.                    198,211         3,617
  Aleris International,
    Inc. *                        240,000         5,988
  Commercial Metals Co.           145,000         4,914
  Florida Rock Industries,
    Inc.                           85,000         5,000
  Georgia Gulf Corp.              110,000         5,058
  Gibraltar Industries,
    Inc.                          240,000         5,266
  Metal Management, Inc.          180,000         4,622
  Silgan Holdings, Inc.            80,000         5,198
  Texas Industries, Inc.          110,000         5,913
                                             ----------
                                                 45,576
                                             ----------
Total Common Stocks (Cost
  $843,060)                                     990,907
                                             ----------
PREFERRED STOCKS (0.1%)
CONSUMER DISCRETIONARY
  (0.1%)
  Fedders Corp. (e)                21,500           515
                                             ----------
Total Preferred Stocks
  (Cost $510)                                       515
                                             ----------

-------------------------------------------------------
                              Shares or
                              Principal
                                Amount         Value
-------------------------------------------------------
CORPORATE BONDS (0.1%)
COPPER FOUNDRIES (0.1%)
  Mueller Industries, Inc.,
    6.000%, 11/01/14,
    Callable 06/07/05 @ 105  $      1,147    $    1,110
                                             ----------
Total Corporate Bonds (Cost
  $1,147)                                         1,110
                                             ----------
SHORT-TERM INVESTMENT (13.3%)
  CSFB Enhanced Liquidity
    Portfolio (f)             134,386,923       134,387
                                             ----------
Total Short-Term Investment
  (Cost $134,387)                               134,387
                                             ----------
WARRANTS (0.1%)
INDUSTRIALS (0.0%)
  Flow International
    Warrants                      172,700           254
                                             ----------
INFORMATION TECHNOLOGY (0.1%)
  InfoCrossing, Inc. *            139,109         1,099
                                             ----------
Total Warrants (Cost $6)                          1,353
                                             ----------
REPURCHASE AGREEMENT (2.7%)
  BNP Paribas, 2.820%,
    dated 03/31/05, to be
    repurchased on
    04/01/05, repurchase
    price $27,129,460
    (collateralized by U.S.
    Government Agencies,
    3.875%, due 08/15/08;
    total market value
    $27,670,415)             $     27,127        27,127
                                             ----------
Total Repurchase Agreement
  (Cost $27,127)                                 27,127
                                             ----------
Total Investments (Cost
  $1,006,237) (a) -- 113.8%                   1,155,399

Liabilities in excess of
  other assets -- (13.8)%                      (140,348)
                                             ----------
Net Assets -- 100.0%                         $1,015,051
                                             ==========

     See notes to schedules of portfolio investments and notes to financial statements.
 77

SMALL CAP VALUE EQUITY FUND

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
COMMON STOCKS (100.0%)
CONSUMER DISCRETIONARY (21.8%)
  ArvinMeritor, Inc. (e)            280,500    $  4,339
  Bassett Furniture
    Industries, Inc.                225,200       4,436
  Benetton Group SpA ADR            237,100       4,569
  Books-A-Million, Inc.             397,500       3,617
  BorgWarner Transmission
    Systems, Inc.                   267,800      13,038
  CBRL Group, Inc. (e)              389,800      16,100
  Fairmont Hotels & Resorts,
    Inc.                            387,200      12,832
  Grupo Elektra SA de CV ADR        256,800       8,230
  Intrawest Corp.                   474,100       9,070
  K-Swiss, Inc., Cl A               432,400      14,283
  Lithia Motors, Inc.               402,800      10,316
  Makita Corp. ADR                  518,454       9,540
  Marine Products Corp.              85,376       1,435
  Movado Group, Inc. (e)            629,900      11,653
  Natuzzi SpA ADR                   280,600       2,915
  Nautilus Group, Inc. (The)
    (e)                             352,200       8,368
  Pep Boys-Manny, Moe & Jack
    (The)                           122,400       2,152
  Ritchie Bros. Auctioneers,
    Inc.                            128,900       4,073
  Snap-on, Inc.                     277,200       8,812
  Sturm, Ruger & Co., Inc.          137,300         951
  United Auto Group, Inc.           337,100       9,381
  Winnebago Industries, Inc.
    (e)                             280,700       8,870
                                               --------
                                                168,980
                                               --------
CONSUMER STAPLES (4.2%)
  Church & Dwight Co., Inc.         377,850      13,402
  Ingles Markets, Inc., Cl A         85,700       1,142
  J.M. Smucker Co. (The)            203,143      10,218
  Molson Coors Brewing Co., Cl
    B (e)                           104,900       8,095
                                               --------
                                                 32,857
                                               --------
ENERGY (3.2%)
  CHC Helicopter Corp.              403,400      18,540
  Tenaris SA ADR                    103,473       6,365
                                               --------
                                                 24,905
                                               --------
FINANCIALS (15.3%)
  American Financial Group,
    Inc. (e)                        209,100       6,440
  BankAtlantic Bancorp, Inc.        409,000       7,117
  Banner Corp.                      118,600       3,199
  City National Corp.               107,800       7,527
  Cohen & Steers, Inc.              347,930       5,741

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
FINANCIALS--CONTINUED
  Colonial BancGroup, Inc.
    (The)                           353,100    $  7,246
  Glacier Bancorp, Inc.             192,246       5,864
  HCC Insurance Holdings, Inc.
    (e)                             293,200      10,602
  Horizon Financial Corp.           239,406       4,496
  Hub International Ltd.            649,700      12,538
  International Bancshares
    Corp.                            96,700       3,353
  Jefferies Group, Inc.             149,000       5,614
  National Interstate Corp. *        24,579         413
  PXRE Group Ltd.                   178,100       4,568
  Scottish Re Group Ltd.            180,400       4,063
  Seacoast Banking Corp. of
    Florida                         224,600       4,420
  StanCorp Financial Group,
    Inc.                            171,500      14,539
  Washington Federal, Inc.          209,304       4,879
  West Coast Bancorp                236,153       5,620
                                               --------
                                                118,239
                                               --------
HEALTH CARE (8.3%)
  Chemed Corp.                      145,200      11,105
  Cooper Cos., Inc. (The) (e)       316,300      23,058
  Invacare Corp.                    152,800       6,819
  Mentor Corp.                      417,100      13,389
  Perrigo Co. (e)                   513,300       9,830
                                               --------
                                                 64,201
                                               --------
INDUSTRIALS (20.9%)
  ABM Industries, Inc.              349,500       6,721
  ADESA, Inc. (e)                   293,869       6,865
  American Woodmark Corp.            13,948         506
  Apogee Enterprises, Inc.          392,000       5,598
  Baldor Electric Co.               317,800       8,202
  Briggs & Stratton Corp. (e)       246,400       8,971
  Brink's Co. (The)                 501,800      17,363
  CP Ships Ltd.                     870,400      12,342
  Cummins, Inc. (e)                 174,500      12,276
  ElkCorp                           126,100       4,850
  Embraer-Empresa Brasileira
    de Aeronautica SA ADR           232,516       7,278
  Engineered Support Systems,
    Inc.                            109,200       5,844
  Harsco Corp.                      167,300       9,973
  Lan Airlines SA ADR               300,000      10,680
  Lennox International, Inc.        360,789       7,908
  LSI Industries, Inc.              516,487       5,800
  Oshkosh Truck Corp.               136,800      11,216
  Quixote Corp.                     395,900       8,579

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SMALL CAP VALUE EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  Tecumseh Products Co., Cl A        80,100    $  3,173
  Valmont Industries, Inc.          355,200       7,928
                                               --------
                                                162,073
                                               --------
INFORMATION TECHNOLOGY (13.5%)
  Factset Research Systems,
    Inc. (e)                        404,100      13,339
  Fair Isaac Corp.                  506,700      17,451
  Harris Corp.                      762,556      24,897
  Helix Technology Corp.            316,800       4,901
  Keithley Instruments, Inc.        255,000       4,113
  Lowrance Electronics, Inc.        185,500       4,510
  Nam Tai Electronics, Inc.         410,600      10,922
  Reynolds & Reynolds Co.
    (The), Cl A                     902,000      24,408
                                               --------
                                                104,541
                                               --------
MATERIALS (11.8%)
  Agnico-Eagle Mines Ltd.           466,300       6,785
  Airgas, Inc. (e)                  591,900      14,140
  Arch Coal, Inc.                   227,300       9,776
  Cambrex Corp.                     416,000       8,861
  Companhia Siderurgica
    Nacional ADR (e)                240,400       5,794
  Peabody Energy Corp.              355,000      16,458

-------------------------------------------------------
                                  Shares        Value
-------------------------------------------------------
MATERIALS--CONTINUED
  Sappi Ltd. ADR                    451,900    $  5,558
  Sociedad Quimica y Minera de
    Chile SA ADR                     74,900       6,033
  United States Steel Corp.
    (e)                             140,000       7,119
  Valspar Corp. (The)               239,700      11,156
                                               --------
                                                 91,680
                                               --------
UTILITIES (1.0%)
  Companhia de Saneamento
    Basico ADR                      642,700       7,912
                                               --------
Total Common Stocks (Cost
  $551,462)                                     775,388
                                               --------
SHORT-TERM INVESTMENT (11.4%)
  CSFB Enhanced Liquidity
    Portfolio (f)                88,018,345      88,018
                                               --------
Total Short-Term Investment
  (Cost $88,018)                                 88,018
                                               --------
Total Investments (Cost
  $639,480) (a) -- 111.4%                       863,406

Liabilities in excess of other
  assets -- (11.4)%                             (88,222)
                                               --------
Net Assets -- 100.0%                           $775,184
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 79

STRATEGIC QUANTITATIVE EQUITY FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
-------------------------------------------------------
COMMON STOCKS (99.5%)
CONSUMER DISCRETIONARY (14.7%)
  American Eagle Outfitters,
    Inc.                              14,835    $   438
  AutoZone, Inc. *                     5,114        438
  Bed Bath & Beyond, Inc. *           11,955        437
  Boyd Gaming Corp.                    8,363        436
  Building Materials Holding
    Corp.                              9,958        444
  CarMax, Inc. *                      13,774        428
  Centex Corp.                         7,614        436
  Coach, Inc. *                        7,736        438
  D. R. Horton, Inc.                  14,839        434
  Darden Restaurants, Inc.            14,291        438
  Fortune Brands, Inc.                 5,387        434
  Harman International
    Industries, Inc.                   4,938        437
  Hibbet Sporting Goods, Inc. *       14,361        431
  Hovnanian Enterprises, Inc. *        8,549        436
  KB Home                              3,732        438
  Lennar Corp., Cl A                   7,738        439
  Lowe's Cos., Inc.                    7,675        438
  M.D.C. Holdings, Inc.                6,239        435
  McDonald's Corp.                    14,016        436
  Meritage Homes Corp. *               7,418        437
  NIKE, Inc., Cl B                     5,247        437
  Nordstrom, Inc.                      7,913        438
  NVR, Inc. *                            556        436
  Office Depot, Inc. *                19,599        435
  Pulte Homes, Inc.                    5,984        441
  Reebok International Ltd.            9,919        439
  Ryland Group, Inc. (The)             7,075        439
  Standard Pacific Corp.               6,092        440
  Starbucks Corp. *                    8,442        436
  Time Warner, Inc. *                 24,883        437
  Toll Brothers, Inc. *                5,593        442
  Urban Outfitters, Inc. *             9,180        440
                                                -------
                                                 13,988
                                                -------
CONSUMER STAPLES (6.1%)
  Alberto-Culver Co.                  10,068        482
  Anheuser-Busch Cos., Inc.           10,159        481
  ArcherDanielsMidland Co.            19,634        483
  Dean Foods Co. *                    14,075        483
  Kimberly-Clark Corp.                 7,335        482
  Nash Finch Co.                      12,631        480
  Pepsiamericas, Inc.                 21,474        486
  Ralcorp Holdings, Inc. *            10,191        483
  Ruddick Corp.                       20,959        485
  Sanderson Farms, Inc.               11,098        480

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
-------------------------------------------------------
CONSUMER STAPLES--CONTINUED
  Sara Lee Corp.                      21,874    $   485
  Wal-Mart Stores, Inc.                9,544        478
                                                -------
                                                  5,788
                                                -------
ENERGY (9.5%)
  Ashland, Inc.                       13,372        902
  ChevronTexaco Corp.                 15,339        894
  Cimarex Energy Co. *                12,802        499
  ConocoPhillips                       8,423        908
  Exxon Mobil Corp.                   14,962        892
  Frontier Oil Corp.                  13,648        495
  Lone Star Technologies, Inc.
    *                                 12,593        497
  Maverick Tube Corp. *               15,264        496
  Noble Energy, Inc.                   7,354        500
  Overseas Shipholding Group,
    Inc.                               7,975        502
  Patina Oil & Gas Corp.              12,489        500
  Swift Energy Co. *                  17,764        505
  Valero Energy Corp.                 12,303        901
  Vintage Petroleum, Inc.             15,849        499
                                                -------
                                                  8,990
                                                -------
FINANCIALS (14.8%)
  Allmerica Financial Corp. *         28,047      1,008
  Allstate Corp. (The)                 8,740        472
  Chubb Corp. (The)                    5,918        469
  CIT Group, Inc.                     12,480        474
  Downey Financial Corp.              16,262      1,001
  E*TRADE Financial Corp. *           39,397        473
  Goldman Sachs Group, Inc.
    (The)                              4,268        469
  Hartford Financial Services
    Group, Inc. (The)                  6,897        473
  Horace Mann Educators Corp.         56,250        998
  Lehman Brothers Holdings,
    Inc.                               4,987        470
  Loews Corp.                          6,388        470
  MGIC Investment Corp.                7,587        468
  Morgan Stanley                       8,243        472
  Ohio Casualty Corp. *               44,040      1,012
  Philadelphia Consolidated
    Holding Corp. *                   13,022      1,010
  Providian Financial Corp. *         27,399        470
  Prudential Financial, Inc.           8,245        473
  Selective Insurance Group,
    Inc.                              21,697      1,003
  St. Paul Travelers Cos., Inc.
    (The)                             12,775        469
  UnumProvident Corp.                 27,559        469

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

STRATEGIC QUANTITATIVE EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
-------------------------------------------------------
FINANCIALS--CONTINUED
  W.R. Berkley Corp.                  20,289    $ 1,006
  XL Capital Ltd., Cl A                6,488        470
                                                -------
                                                 14,099
                                                -------
HEALTH CARE (10.3%)
  Becton, Dickinson & Co.              7,559        442
  C.R. Bard, Inc.                      6,517        444
  Caremark Rx, Inc. *                 11,097        441
  Chemed Corp.                         6,368        487
  CIGNA Corp.                          4,983        445
  Coventry Health Care, Inc. *         7,142        487
  Genzyme Corp. *                      7,754        444
  Hologic, Inc. *                     15,244        486
  Invitrogen Corp. *                   7,017        486
  Johnson & Johnson                    6,587        442
  Mentor Corp.                        15,248        488
  ResMed, Inc. *                       8,661        488
  Respironics, Inc. *                  8,419        490
  St. Jude Medical, Inc. *            12,301        443
  Stryker Corp.                       10,055        449
  SurModics, Inc. *                   15,287        488
  TECHNE Corp. *                      12,070        483
  UnitedHealth Group, Inc.             4,602        439
  Varian Medical Systems, Inc.
    *                                 14,227        488
  Waters Corp. *                      12,185        436
  Zimmer Holdings, Inc. *              5,818        453
                                                -------
                                                  9,749
                                                -------
INDUSTRIALS (24.6%)
  American Standard Cos., Inc.        32,932      1,530
  Artesyn Technologies, Inc. *        93,729        816
  Brady Corp., Cl A                   24,778        802
  Burlington Northern Santa Fe
    Corp.                             28,361      1,530
  CSX Corp.                           36,644      1,526
  Cummins, Inc.                       21,592      1,519
  DRS Technologies, Inc. *            18,945        805
  FedEx Corp.                         16,198      1,522
  Granite Construction, Inc.          30,740        808
  Harsco Corp.                        13,450        802
  J. B. Hunt Transport
    Services, Inc.                    18,301        801
  Korn/Ferry International *          42,339        806
  Labor Ready, Inc. *                 42,677        796
  Mesa Air Group, Inc. *             113,804        797
  Mobile Mini, Inc. *                 19,502        788
  Norfolk Southern Corp.              41,189      1,526
  Raytheon Co.                        39,452      1,527
  Swift Transportation Co.,
    Inc. *                            36,140        800
  Teledyne Technologies, Inc. *       25,159        787

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  Teleflex, Inc.                      15,794    $   808
  Textron, Inc.                       20,454      1,526
  Yellow Roadway Corp. *              13,670        800
                                                -------
                                                 23,422
                                                -------
INFORMATION TECHNOLOGY (12.1%)
  Adobe Systems, Inc.                  5,375        361
  ANSYS, Inc. *                        9,045        309
  Apple Computer, Inc. *               8,682        362
  Ascential Software Corp. *          16,549        307
  Belden CDT, Inc.                    13,822        307
  Catapult Communications Corp.
    *                                 14,619        312
  CheckFree Corp. *                    7,635        311
  Citrix Systems, Inc. *              15,375        366
  Coherent, Inc. *                     9,093        307
  Compuware Corp. *                   50,986        367
  Comverse Technology, Inc. *         14,426        364
  EMC Corp. *                         29,590        365
  F5 Networks, Inc. *                  6,263        316
  Filenet Corp. *                     13,459        307
  Gateway 2000, Inc. *                93,715        378
  Harmonic Lightwaves, Inc. *         32,694        313
  Harris Corp.                        12,619        411
  Hyperion Solutions Corp. *           6,933        306
  JDA Software Group, Inc. *          21,912        308
  McDATA Corp. *                      82,747        312
  Mercury Interactive Corp. *          7,647        362
  NVIDIA Corp. *                      15,202        361
  Parametric Technology Corp. *       66,646        373
  Phoenix Technologies Ltd. *         33,188        316
  Progress Software Corp. *           11,785        309
  Sabre Holdings Corp., Cl A *        16,800        368
  Siebel Systems, Inc. *              39,929        365
  Sun Microsystems, Inc. *            90,424        364
  Symantec Corp. *                    16,885        360
  Synaptics, Inc. *                   13,227        307
  THQ, Inc. *                         10,871        306
  VERITAS Software Corp. *            15,480        359
  Wind River Systems, Inc. *          20,521        309
  Yahoo!, Inc. *                      10,770        365
                                                -------
                                                 11,513
                                                -------
MATERIALS (7.4%)
  Air Products & Chemicals,
    Inc.                              24,151      1,528
  Albemarle Corp.                     22,194        807
  FMC Corp. *                         14,999        802
  Lubrizol Corp. (The)                19,909        809
  Lyondell Chemical Co.               28,552        797

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
-------------------------------------------------------
MATERIALS--CONTINUED
  OM Group, Inc. *                    26,514    $   807
  Rohm & Haas Co.                     31,561      1,515
                                                -------
                                                  7,065
                                                -------
Total Common Stocks (Cost
  $90,183)                                       94,614
                                                -------

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
-------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to
    be repurchased on 04/01/05,
    repurchase price $1,551,238
    (collateralized by U.S.
    Government Agencies,
    5.500%, due 03/01/25; total
    market value $1,586,988)     $     1,551    $ 1,551
                                                -------
Total Repurchase Agreement
  (Cost $1,551)                                   1,551
                                                -------
Total Investments (Cost
  $91,734) (a) -- 101.1%                         96,165
Liabilities in excess of other
  assets -- 1.1%                                 (1,096)
                                                -------
Net Assets -- 100.0%                            $95,069
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX SENSITIVE GROWTH STOCK FUND

--------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
--------------------------------------------------------
COMMON STOCKS (97.8%)
CONSUMER DISCRETIONARY (17.6%)
  Chico's FAS, Inc. *               31,000     $    876
  eBay, Inc. *                      28,000        1,043
  Fortune Brands, Inc.              25,000        2,016
  Home Depot, Inc. (The)            68,000        2,600
  J. C. Penney Co., Inc.            45,000        2,336
  Kohl's Corp. *                    35,000        1,807
  Liz Claiborne, Inc.               65,000        2,608
  Lowe's Cos., Inc.                 15,000          856
  Marriott International, Inc.,
    Cl A                            27,000        1,805
  NIKE, Inc., Cl B                  25,000        2,083
  Omnicom Group, Inc.               24,000        2,124
  Staples, Inc.                    130,000        4,087
  Target Corp.                      68,500        3,427
  Walt Disney Co. (The)             62,500        1,796
                                               --------
                                                 29,464
                                               --------
CONSUMER STAPLES (5.6%)
  PepsiCo, Inc.                     73,000        3,871
  Procter & Gamble Co. (The)        61,000        3,233
  Wal-Mart Stores, Inc.             44,884        2,249
                                               --------
                                                  9,353
                                               --------
ENERGY (8.7%)
  Apache Corp. (e)                  68,250        4,179
  BP PLC ADR                        27,000        1,685
  ChevronTexaco Corp.               27,000        1,574
  Exxon Mobil Corp.                120,000        7,152
                                               --------
                                                 14,590
                                               --------
FINANCIALS (13.4%)
  American Express Co.              50,180        2,578
  Goldman Sachs Group, Inc.
    (The)                            7,000          770
  Legg Mason, Inc. (e)              20,000        1,563
  Marshall & Ilsley Corp. (e)       88,000        3,674
  MBNA Corp.                       137,700        3,381
  SLM Corp.                         72,000        3,588
  U.S. Bancorp                     115,000        3,314
  Wells Fargo & Co.                 59,000        3,528
                                               --------
                                                 22,396
                                               --------
HEALTH CARE (19.5%)
  Becton, Dickinson & Co.           36,000        2,103
  Biomet, Inc.                      78,000        2,831
  C.R. Bard, Inc.                   35,000        2,383
  Johnson & Johnson                 89,732        6,026
  Medtronic, Inc.                   69,063        3,519
  Patterson Cos., Inc. * (e)        62,000        3,097
  Pfizer, Inc.                      64,093        1,684
  St. Jude Medical, Inc. *          81,000        2,916

--------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
--------------------------------------------------------
HEALTH CARE--CONTINUED
  Stryker Corp.                     30,000     $  1,338
  UnitedHealth Group, Inc.          52,100        4,969
  Waters Corp. *                    26,000          931
  Zimmer Holdings, Inc. *           12,000          934
                                               --------
                                                 32,731
                                               --------
INDUSTRIALS (15.4%)
  Danaher Corp. (e)                 70,000        3,739
  Eaton Corp.                       39,000        2,551
  Emerson Electric Co.              36,000        2,337
  General Dynamics Corp.            23,000        2,462
  General Electric Co.             194,844        7,026
  Illinois Tool Works, Inc.         17,000        1,522
  ITT Industries, Inc.              44,000        3,971
  Raytheon Co.                      59,000        2,283
                                               --------
                                                 25,891
                                               --------
INFORMATION TECHNOLOGY (14.0%)
  Amdocs Ltd. *                     36,000        1,022
  CDW Corp.                         35,000        1,984
  Cisco Systems, Inc. *             60,179        1,077
  Dell, Inc. *                      68,000        2,613
  Hewlett-Packard Co.               41,000          900
  Intel Corp.                       60,086        1,396
  International Business
    Machines Corp.                  25,000        2,285
  Microsoft Corp.                  223,056        5,390
  Oracle Corp. *                   272,808        3,404
  Texas Instruments, Inc.           71,000        1,810
  VeriSign, Inc. *                  36,000        1,033
  Zebra Technology Corp., Cl A *    12,150          577
                                               --------
                                                 23,491
                                               --------
MATERIALS (3.6%)
  Air Products & Chemicals, Inc.    44,000        2,785
  Praxair, Inc.                     68,000        3,254
                                               --------
                                                  6,039
                                               --------
Total Common Stocks (Cost
  $128,981)                                     163,955
                                               --------
WARRANTS (0.0%)
INFORMATION TECHNOLOGY (0.0%)
  Lucent Technologies, Inc.         22,693           15
                                               --------
Total Warrants (Cost $0)                             15
                                               --------
SHORT-TERM INVESTMENT (6.6%)
  CSFB Enhanced Liquidity
    Portfolio (f)                 11,051,160     11,051
                                               --------
Total Short-Term Investment
  (Cost $11,051)                                 11,051
                                               --------

--------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount        Value
--------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
  BNP Paribas, 2.820%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $2,695,729
    (collateralized by U.S.
    Government Agencies, 3.675%,
    due 02/15/10; total market
    value $2,750,164)             $  2,696     $  2,696
                                               --------
Total Repurchase Agreement (Cost
  $2,696)                                         2,696
                                               --------
Total Investments (Cost
  $142,728) (a) -- 106.0%                       177,718
Liabilities in excess of other
  assets -- (6.0)%                              (10,119)
                                               --------
Net Assets -- 100.0%                           $167,599
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005  (Amounts in thousands, except shares)

VALUE INCOME STOCK FUND

-------------------------------------------------------
                               Shares or
                               Principal
                                Amount         Value
-------------------------------------------------------
COMMON STOCKS (96.0%)
CONSUMER DISCRETIONARY (10.0%)
  Dollar General Corp.            535,600    $   11,735
  Dow Jones & Co., Inc.           407,300        15,221
  Gannett Co., Inc. (e)           221,050        17,481
  Mattel, Inc.                    554,650        11,842
  May Department Stores Co.
    (The)                         292,900        10,843
  Newell Rubbermaid, Inc.
    (e)                           536,568        11,772
  Viacom, Inc., Cl B              392,950        13,686
                                             ----------
                                                 92,580
                                             ----------
CONSUMER STAPLES (10.2%)
  Colgate-Palmolive Co.           312,700        16,314
  General Mills, Inc.             190,700         9,373
  H.J. Heinz Co.                  280,850        10,347
  Kimberly-Clark Corp.            232,150        15,259
  Kraft Foods, Inc., Cl A
    (e)                           366,150        12,101
  Molson Coors Brewing Co.,
    Cl B (e)                      177,050        13,663
  PepsiCo, Inc.                   323,600        17,160
                                             ----------
                                                 94,217
                                             ----------
ENERGY (6.5%)
  BP PLC ADR                      207,550        12,951
  ChevronTexaco Corp.             275,700        16,076
  Exxon Mobil Corp.               275,800        16,438
  Marathon Oil Corp. (e)          311,400        14,611
                                             ----------
                                                 60,076
                                             ----------
FINANCIALS (23.8%)
  A.G. Edwards, Inc. (e)          155,550         6,969
  Alliance Capital
    Management Holding LP         174,909         8,247
  American Express Co.            130,700         6,714
  AmSouth Bancorp                 367,242         9,530
  Astoria Financial Corp.         282,175         7,139
  Bank of America Corp.           355,500        15,677
  Bank of New York Co., Inc.
    (The)                         463,150        13,455
  Citigroup, Inc.                 446,000        20,042
  Colonial BancGroup, Inc.
    (The)                         338,200         6,940
  Comerica, Inc.                  259,215        14,278
  JPMorgan Chase & Co.            378,600        13,100
  KeyCorp                         297,874         9,666
  Mellon Financial Corp.          514,468        14,683
  Merrill Lynch & Co., Inc.
    (e)                           154,900         8,767
  Northern Trust Corp.            235,250        10,219

-------------------------------------------------------
                               Shares or
                               Principal
                                Amount         Value
-------------------------------------------------------
FINANCIALS--CONTINUED
  PNC Financial Services
    Group, Inc. (The)             195,150    $   10,046
  Provident Financial
    Services, Inc.                398,050         6,807
  Safeco Corp.                    316,376        15,410
  South Financial Group,
    Inc. (The)                    233,768         7,139
  Wachovia Corp.                  271,550        13,825
                                             ----------
                                                218,653
                                             ----------
HEALTH CARE (6.3%)
  Abbott Laboratories             409,400        19,087
  Hillenbrand Industries,
    Inc.                          184,196        10,217
  Johnson & Johnson               156,300        10,497
  Wyeth                           439,650        18,544
                                             ----------
                                                 58,345
                                             ----------
INDUSTRIALS (16.9%)
  3M Co. (e)                      252,950        21,677
  Avery Dennison Corp.            168,708        10,448
  Cintas Corp. (e)                243,100        10,042
  Dover Corp. (e)                 365,400        13,808
  Emerson Electric Co.            235,200        15,272
  General Electric Co.            557,850        20,116
  Honeywell International,
    Inc.                          508,250        18,912
  Lockheed Martin Corp.           246,600        15,057
  Pall Corp.                      341,231         9,254
  Parker Hannifin Corp.            62,550         3,811
  Pitney Bowes, Inc.              152,098         6,863
  R.R. Donnelley & Sons Co.       335,876        10,620
                                             ----------
                                                155,880
                                             ----------
INFORMATION TECHNOLOGY (5.6%)
  Automatic Data Processing,
    Inc.                          244,750        11,001
  Diebold, Inc.                   181,450         9,953
  Harris Corp.                    112,600         3,676
  Intersil Corp., Cl A (e)        475,800         8,241
  Microsoft Corp.                 175,600         4,244
  Nokia Corp. ADR (e)             515,300         7,951
  Tektronix, Inc.                 266,150         6,529
                                             ----------
                                                 51,595
                                             ----------
MATERIALS (9.2%)
  Air Products & Chemicals,
    Inc.                          171,150        10,832
  Alcoa, Inc. (e)                 455,350        13,838
  Domtar, Inc.                    557,781         4,719
  E.I. du Pont de Nemours &
    Co.                           317,250        16,256

-------------------------------------------------------
                               Shares or
                               Principal
                                Amount         Value
-------------------------------------------------------
MATERIALS--CONTINUED
  International Paper Co.
    (e)                           385,450    $   14,181
  Rohm & Haas Co. (e)             219,300        10,526
  Sappi Ltd. ADR                  573,835         7,058
  Valspar Corp. (The)             151,150         7,035
                                             ----------
                                                 84,445
                                             ----------
TELECOMMUNICATION SERVICES (5.3%)
  BellSouth Corp.                 721,900        18,979
  Sprint Corp. (e)                504,200        11,471
  Verizon Communications,
    Inc.                          521,810        18,524
                                             ----------
                                                 48,974
                                             ----------
UTILITIES (2.2%)
  NiSource, Inc. (e)              204,800         4,667
  Pepco Holdings, Inc.            207,638         4,358
  Southern Co. (e)                208,950         6,652
  Xcel Energy, Inc.               260,080         4,468
                                             ----------
                                                 20,145
                                             ----------
Total Common Stocks (Cost
  $797,801)                                     884,910
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                                Amount         Value
-------------------------------------------------------
SHORT-TERM INVESTMENT (10.4%)
  CSFB Enhanced Liquidity
    Portfolio (f)              95,770,048    $   95,770
                                             ----------
Total Short-Term Investment
  (Cost $95,770)                                 95,770
                                             ----------
REPURCHASE AGREEMENT (4.6%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05,
    to be repurchased on
    04/01/05, repurchase
    price $42,344,900
    (collateralized by U.S.
    Government Agencies,
    4.500%-6.000%, due
    03/01/13-03/01/35; total
    market value
    $43,189,273)              $    42,342        42,342
                                             ----------
Total Repurchase Agreement
  (Cost $42,342)                                 42,342
                                             ----------
Total Investments (Cost
  $935,913) (a) -- 111.0%                     1,023,022
Liabilities in excess of
  other assets -- (11.0)%                      (101,736)
                                             ----------
Net Assets -- 100.0%                         $  921,286
                                             ==========

     See notes to schedules of portfolio investments and notes to financial statements.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005

*  Non-income producing security.

(a) See notes to financial statements for unrealized appreciation/(depreciation) of securities on a tax basis.

(b) Market value is less than five hundred dollars.

(c)  Affiliate Investment.

(d) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e) This security or a partial position of the security was on loan at March 31, 2005. The total value of securities on loan at March 31, 2005 in thousands was $66,844, $133,887, $127,210, $18,741, $22,795, $53,680,
     $23,109, $129,791, $86,072, $10,860 and $93,658 for Balanced, Capital
     Appreciation, Growth and Income, International Equity, International Equity Index, Mid-Cap Equity, Mid-Cap Value Equity, Small Cap Growth, Small Cap Value Equity, Tax Sensitive Growth and Value Income Stock Funds, respectively.

(f) This security was purchased with cash collateral held from securities lending.
The following abbreviations are used in these Schedules of Portfolio
Investments:

ADR   American Depository Receipt
Cl    Class
FNMA  Security insured by Fannie Mae
LLC   Limited Liability Company
LP    Limited Partnership
REIT  Real Estate Investment Trust
Ser   Series

                      (This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC EQUITY FUNDS  March 31, 2005

                                                               Aggressive                 Capital        Emerging
                                                              Growth Stock   Balanced   Appreciation   Growth Stock
                                                                  Fund         Fund         Fund           Fund
                                                              ------------   --------   ------------   ------------
Assets:
  Investments, at Cost......................................    $62,335      $308,310    $1,735,626      $18,993
                                                                =======      ========    ==========      =======
  Investments, at Value.....................................    $65,389      $319,589    $1,849,953      $20,719
  Cash......................................................         --            --            --           --
  Foreign Currency, at Value (Cost $10,315; $2,455,
    respectively)...........................................         --            --            --           --
  Interest and Dividends Receivable.........................          6         1,136         1,912            2
  Receivable for Capital Shares Sold........................         --            65            10           --
  Receivable for Investment Securities Sold.................         75         3,084        11,576          162
  Reclaims Receivable.......................................         --            --            --           --
  Prepaid Expenses and Other Assets.........................         16            10            47           --
                                                                -------      --------    ----------      -------
  Total Assets..............................................     65,486       323,884     1,863,498       20,883
                                                                -------      --------    ----------      -------
Liabilities:
  Payable to Custodian......................................         --         1,626            --           --
  Payable for Investment Securities Purchased...............        489         2,836        26,191          261
  Payable for Capital Shares Redeemed.......................          4           129           311           --
  Payable upon Return of Securities Loaned..................         --        68,636       139,174           --
  Investment Advisory Fees Payable..........................         51           203         1,661            2
  Administration Fees Payable...............................          1             6            39           --
  Distribution and Service Fees Payable.....................          5            42           142           --
  Custodian Fees Payable....................................          1             4             6            2
  Accrued Expenses..........................................         12             3            80            4
                                                                -------      --------    ----------      -------
  Total Liabilities.........................................        563        73,485       167,604          269
                                                                -------      --------    ----------      -------
  Total Net Assets..........................................    $64,923      $250,399    $1,695,894      $20,614
                                                                =======      ========    ==========      =======
Net Assets:
  Capital...................................................    $66,938      $230,827    $1,549,008      $20,835
  Accumulated Net Investment Income (Loss)..................        (15)          149            --          (19)
  Accumulated Net Realized Gains (Losses) on Investments and
    Foreign Currency Transactions...........................     (5,054)        8,144        32,559       (1,928)
  Net Unrealized Appreciation (Depreciation) on Investments
    and Foreign Currency Transactions.......................      3,054        11,279       114,327        1,726
                                                                -------      --------    ----------      -------
  Total Net Assets..........................................    $64,923      $250,399    $1,695,894      $20,614
                                                                =======      ========    ==========      =======
NET ASSETS:
  T Shares..................................................    $58,988      $195,680    $1,493,213      $20,494
  A Shares..................................................    $   140      $  8,693    $  126,895      $    86
  L Shares..................................................    $ 5,795      $ 46,026    $   75,786      $    34
  B Shares..................................................        N/A           N/A           N/A          N/A
SHARES OUTSTANDING:
  T Shares..................................................      5,967        15,922       122,214        2,184
  A Shares..................................................         14           704        10,878            9
  L Shares..................................................        592         3,774         6,867            4
  B Shares..................................................        N/A           N/A           N/A          N/A
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  T Shares..................................................    $  9.89      $  12.29    $    12.22      $  9.38
  A Shares..................................................    $  9.84      $  12.35    $    11.66      $  9.34
  L Shares*.................................................    $  9.78      $  12.20    $    11.04      $  9.29
  B Shares..................................................        N/A           N/A           N/A          N/A
OFFERING PRICE PER SHARE: (100%/(100%-maximum sales charge)
  of net asset value adjusted to the nearest cent)
  T Shares..................................................    $  9.89      $  12.29    $    12.22      $  9.38
  A Shares..................................................    $ 10.22      $  12.83    $    12.11      $  9.70
  L Shares..................................................    $  9.78      $  12.20    $    11.04      $  9.29
  B Shares..................................................        N/A           N/A           N/A          N/A
Maximum Sales Charge -- A Shares............................       3.75%         3.75%         3.75%        3.75%

Amounts designated as "--" are $0 or have been rounded to $0.

*  Redemption Price Per Share Varies by Length of Time Shares are Held.

    Growth and                   International   Life Vision   Life Vision    Life Vision   Life Vision
      Income     International      Equity       Aggressive    Conservative   Growth and     Moderate       Mid-Cap
       Fund       Equity Fund     Index Fund     Growth Fund       Fund       Income Fund   Growth Fund   Equity Fund
    ----------   -------------   -------------   -----------   ------------   -----------   -----------   -----------
    $1,056,791     $413,377        $458,832        $44,032        $6,409       $ 95,597      $140,773      $259,148
    ==========     ========        ========        =======        ======       ========      ========      ========
    $1,286,649     $504,815        $564,115        $50,827        $6,615       $107,702      $155,298      $297,607
            --          323              --             --            --             --            --            --
            --       10,317           2,447             --            --             --            --            --
         2,063        2,035           1,332              3            15             82           221           358
            24            2               4              5            20             12             5             4
        24,636       11,194              --             --            --             --            --         1,772
            --          206              97             --            --             --            --            --
            31            9              10              1            25              3             4             5
    ----------     --------        --------        -------        ------       --------      --------      --------
     1,313,403      528,901         568,005         50,836         6,675        107,799       155,528       299,746
    ----------     --------        --------        -------        ------       --------      --------      --------
            --           --              --             --            --             --            --            --
        37,281       10,835          12,037             --            --             --            --           520
           202            3               6              6            --             28             4            18
       130,649       19,959          24,164             --            --             --            --        55,163
           861          530             358              5             1             13            19           234
            21           11              12              1            --              2             4             5
            84           10               8              4             4             13            10            18
             7           40              16              3            10              3             3             5
            97           40              48              2             5              4             8            10
    ----------     --------        --------        -------        ------       --------      --------      --------
       169,202       31,428          36,649             21            20             63            48        55,973
    ----------     --------        --------        -------        ------       --------      --------      --------
    $1,144,201     $497,473        $531,356        $50,815        $6,655       $107,736      $155,480      $243,773
    ==========     ========        ========        =======        ======       ========      ========      ========
    $  897,536     $479,058        $503,098        $45,480        $6,403       $ 98,031      $142,169      $216,794
           480        1,301          (2,610)             1             4              9            50            52
        16,327      (74,311)        (74,402)        (1,461)           42         (2,409)       (1,264)      (11,532)
       229,858       91,425         105,270          6,795           206         12,105        14,525        38,459
    ----------     --------        --------        -------        ------       --------      --------      --------
    $1,144,201     $497,473        $531,356        $50,815        $6,655       $107,736      $155,480      $243,773
    ==========     ========        ========        =======        ======       ========      ========      ========
    $1,010,717     $480,731        $517,993        $43,283        $  414       $ 87,520      $132,522      $214,660
    $   44,743     $  8,480        $  7,600        $ 2,080        $  606       $  3,575      $  8,161      $ 14,556
    $   88,741     $  8,248        $  5,763            N/A           N/A            N/A           N/A      $ 14,557
           N/A          N/A             N/A        $ 5,452        $5,635       $ 16,641      $ 14,797           N/A
        62,884       40,850          40,374          3,909            37          7,673        12,635        17,835
         2,760          729             599            188            55            314           779         1,257
         5,583          749             466            N/A           N/A            N/A           N/A         1,346
           N/A          N/A             N/A            496           508          1,461         1,415           N/A
    $    16.07     $  11.77        $  12.83        $ 11.07        $11.09       $  11.41      $  10.49      $  12.03
    $    16.21     $  11.64        $  12.69        $ 11.05        $11.09       $  11.39      $  10.48      $  11.57
    $    15.89     $  11.01        $  12.37            N/A           N/A            N/A           N/A      $  10.81
           N/A          N/A             N/A        $ 10.98        $11.09       $  11.39      $  10.46           N/A
    $    16.07     $  11.77        $  12.83        $ 11.07        $11.09       $  11.41      $  10.49      $  12.03
    $    16.84     $  12.09        $  13.18        $ 11.48        $11.52       $  11.83      $  10.89      $  12.02
    $    15.89     $  11.01        $  12.37            N/A           N/A            N/A           N/A      $  10.81
           N/A          N/A             N/A        $ 10.98        $11.09       $  11.39      $  10.46           N/A
          3.75%        3.75%           3.75%          3.75%         3.75%          3.75%         3.75%         3.75%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC EQUITY FUNDS  March 31, 2005

                                                                Mid-Cap       Small Cap
                                                              Value Equity   Growth Stock
                                                                  Fund           Fund
                                                              ------------   ------------
Assets:
  Investments, at Cost......................................    $227,068      $1,006,237
                                                                ========      ==========
  Investments, at Value.....................................    $238,620      $1,155,399
  Cash......................................................          --               4
  Interest and Dividends Receivable.........................         319             396
  Receivable for Capital Shares Sold........................           1             101
  Receivable for Investment Securities Sold.................       3,981           4,213
  Prepaid Expenses and Other Assets.........................           3              26
                                                                --------      ----------
  Total Assets..............................................     242,924       1,160,139
                                                                --------      ----------
Liabilities:
  Payable for Fund Overdraft................................          --              --
  Payable to Custodian......................................          --             553
  Payable for Investment Securities Purchased...............       1,422           8,939
  Payable for Capital Shares Redeemed.......................          21              72
  Payable upon Return of Securities Loaned..................      23,542         134,387
  Investment Advisory Fees Payable..........................         213           1,014
  Administration Fees Payable...............................           5              23
  Distribution and Service Fees Payable.....................           5              46
  Custodian Fees Payable....................................           3               9
  Accrued Expenses..........................................          13              45
                                                                --------      ----------
  Total Liabilities.........................................      25,224         145,088
                                                                --------      ----------
  Total Net Assets..........................................    $217,700      $1,015,051
                                                                ========      ==========
Net Assets:
  Capital...................................................    $195,783      $  810,396
  Accumulated Net Investment Income (Loss)..................          12              --
  Accumulated Net Realized Gains (Losses) on Investments....      10,353          55,493
  Net Unrealized Appreciation (Depreciation) on
    Investments.............................................      11,552         149,162
                                                                --------      ----------
  Total Net Assets..........................................    $217,700      $1,015,051
                                                                ========      ==========
NET ASSETS:
  T Shares..................................................    $209,088      $  940,775
  A Shares..................................................    $  1,724      $   38,954
  L Shares..................................................    $  6,888      $   35,322
SHARES OUTSTANDING:
  T Shares..................................................      17,040          47,060
  A Shares..................................................         141           1,992
  L Shares..................................................         564           1,909
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  T Shares..................................................    $  12.27      $    19.99
  A Shares..................................................    $  12.24      $    19.56
  L Shares*.................................................    $  12.21      $    18.51
OFFERING PRICE PER SHARE: (100%/(100%-maximum sales charge)
  of net asset value adjusted to the nearest cent)
  T Shares..................................................    $  12.27      $    19.99
  A Shares..................................................    $  12.72      $    20.32
  L Shares..................................................    $  12.21      $    18.51
Maximum Sales Charge -- A Shares............................        3.75%           3.75%

Amounts designated as "--" are $0 or have been rounded to $0.

*  Redemption Price Per Share Varies by Length of Time Shares are Held.

                     Small Cap      Strategic     Tax Sensitive
                    Value Equity   Quantitative      Growth       Value Income
                        Fund       Equity Fund     Stock Fund      Stock Fund
                    ------------   ------------   -------------   ------------
                      $639,480       $ 91,734       $ 142,728      $  935,913
                      ========       ========       =========      ==========
                      $863,406       $ 96,165       $ 177,718      $1,023,022
                            --             47              --              --
                           967             60             217           1,200
                             4              1              --              16
                         3,428         31,971           3,654          13,636
                            23              2              54              26
                      --------       --------       ---------      ----------
                       867,828        128,246         181,643       1,037,900
                      --------       --------       ---------      ----------
                         3,694             --              --              --
                            --             --              --              --
                             5         33,083           2,707          19,966
                            67             --              44             112
                        88,018             --          11,051          95,770
                           780             80             123             627
                            18              2               4              21
                            11              1              60              67
                             4              8               3               5
                            47              3              52              46
                      --------       --------       ---------      ----------
                        92,644         33,177          14,044         116,614
                      --------       --------       ---------      ----------
                      $775,184       $ 95,069       $ 167,599      $  921,286
                      ========       ========       =========      ==========
                      $498,812       $ 81,672       $ 344,302      $  921,029
                           288            (19)            528               2
                        52,158          8,985        (212,221)        (86,854)
                       223,926          4,431          34,990          87,109
                      --------       --------       ---------      ----------
                      $775,184       $ 95,069       $ 167,599      $  921,286
                      ========       ========       =========      ==========
                      $726,904       $ 93,204       $  98,982      $  792,677
                      $  4,616       $    407       $     667      $   75,462
                      $ 43,664       $  1,458       $  67,950      $   53,147
                        36,610          7,035           4,100          62,965
                           234             31              28           6,011
                         2,245            112           2,997           4,275
                      $  19.86       $  13.25       $   24.14      $    12.59
                      $  19.75       $  13.18       $   24.02      $    12.56
                      $  19.45       $  13.03       $   22.67      $    12.43
                      $  19.86       $  13.25       $   24.14      $    12.59
                      $  20.52       $  13.69       $   24.96      $    13.05
                      $  19.45       $  13.03       $   22.67      $    12.43
                          3.75%          3.75%           3.75%           3.75%

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC EQUITY FUNDS  For the Periods Indicated

                                                                Aggressive Growth            Balanced
                                                                    Stock Fund                 Fund
                                                              ----------------------   ---------------------
                                                              06/01/04-   02/23/04*-   06/01/04-   06/01/03-
                                                              03/31/05     05/31/04    03/31/05    05/31/04
                                                              ---------   ----------   ---------   ---------
Investment Income:
  Dividend Income...........................................   $   131       $ 10       $ 1,938    $  1,484
  Interest Income...........................................        29          4         4,565       6,593
  Security Lending Income...................................        --         --            58         107
  Less: Foreign Taxes Withheld..............................        --         --            --          --
                                                               -------       ----       -------    --------
  Total Investment Income...................................       160         14         6,561       8,184
                                                               -------       ----       -------    --------
Expenses:
  Investment Advisory Fees..................................       468         36         2,330       3,091
  Administration, Fund Accounting and Transfer Agent Fees...        12          2            86         223
  Distribution Fees -- A Shares.............................        --         --            21          25
  Distribution and Service Fees -- L Shares.................        18         --           464         713
  Transfer Agent Shareholder Servicing Fees.................        --         --             1           9
  Custodian Fees............................................        10         --            12          12
  Professional Fees.........................................         1         --             9          13
  Insurance Fees............................................        --         --             6          --
  Offering Costs............................................        14          7            --          --
  Registration Fees.........................................        13         --            15          10
  Transfer Agent Out of Pocket Expenses.....................        17         --            15          11
  Transfer Agent Fees -- T Shares...........................         2          1             2          16
  Transfer Agent Fees -- A Shares...........................         3          1             3          19
  Transfer Agent Fees -- L Shares...........................         2          1            15          95
  Printing Fees.............................................        --         --            18          11
  Trustees' Fees............................................        --         --             3           3
  Other Expenses............................................         2         --             9           9
                                                               -------       ----       -------    --------
  Total Expenses............................................       562         48         3,009       4,260
    Less: Investment Advisory Fees Waived...................       (83)       (10)          (73)        (91)
    Less: Fees Reimbursed by Distributor....................        --         (1)           --          --
    Less: Distribution Fees Waived or Fees Reimbursed -- A
     Shares.................................................        (3)        (1)           (2)        (15)
    Less: Distribution and Service Fees Waived or Fees
     Reimbursed -- L Shares.................................        (3)        (1)           (8)        (41)
    Expense Offset -- Insurance Premiums....................        --         --            (3)         --
                                                               -------       ----       -------    --------
  Net Expenses..............................................       473         35         2,923       4,113
                                                               -------       ----       -------    --------
  Net Investment Income (Loss)..............................      (313)       (21)        3,638       4,071
                                                               -------       ----       -------    --------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions:
  Net Realized Gain (Loss) on Investments Sold and Foreign
    Currency Transactions...................................    (1,571)       (39)        8,294      26,469
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Transactions...........       710        389        (2,297)    (17,586)
                                                               -------       ----       -------    --------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions...........      (861)       350         5,997       8,883
                                                               -------       ----       -------    --------
  Change in Net Assets from Operations......................   $(1,174)      $329       $ 9,635    $ 12,954
                                                               =======       ====       =======    ========

* Commencement of operations.

Amounts designated as "--" are $0 or have been rounded to $0.

Capital Appreciation       Emerging Growth            Growth and             International
        Fund                  Stock Fund              Income Fund             Equity Fund
---------------------   ----------------------   ---------------------   ---------------------
06/01/04-   06/01/03-   06/01/04-   02/23/04*-   06/01/04-   06/01/03-   06/01/04-   06/01/03-
03/31/05    05/31/04    03/31/05     05/31/04    03/31/05    05/31/04    03/31/05    05/31/04
---------   ---------   ---------   ----------   ---------   ---------   ---------   ---------
 $20,869    $ 13,459     $    17      $   2      $ 17,665    $ 17,050     $ 8,176     $ 7,134
     747         356           9          2            --         106         172           2
      36         185          --         --            31          83         154         128
      (4)         --          --         --           (13)        (38)       (884)       (787)
 -------    --------     -------      -----      --------    --------     -------     -------
  21,648      14,000          26          4        17,683      17,201       7,618       6,477
 -------    --------     -------      -----      --------    --------     -------     -------
  16,606      16,536         173         28         7,265       7,647       4,272       3,256
     498         986           5          2           277         582         115         179
     777         990          --         --            94         105          21          24
     738       1,030          --         --           776         910          66          70
       4          38          --         --             2          23           1           7
      23          39           7         --            16          23         213         165
      61          61          --         --            36          38          16          12
      35          --          --         --            19          --           8          --
      --          --          14          7            --          --          --          --
      28          40           4         --            18          21           9           5
      76          48           2         --            41          28          16           9
       2          16           2          1             2          16           2          16
      16         109           3          1             7          48           3          23
      30         192           3          1            26         160           5          31
     104          48           1         --            63          30          26           9
      17          15          --         --            10           9           4           3
      50          41          --         --            19          29          40          17
 -------    --------     -------      -----      --------    --------     -------     -------
  19,065      20,189         214         40         8,671       9,669       4,817       3,826
    (289)       (284)        (38)        (9)           --          --          --          --
      --          --          --         (1)           --          --          --          --
     (20)       (140)         (3)        (1)          (19)        (74)         (2)        (16)
     (10)        (60)         (3)        (1)          (49)       (217)         (3)        (23)
     (15)         --          --         --            (7)         --          (3)         --
 -------    --------     -------      -----      --------    --------     -------     -------
  18,731      19,705         170         28         8,596       9,378       4,809       3,787
 -------    --------     -------      -----      --------    --------     -------     -------
   2,917      (5,705)       (144)       (24)        9,087       7,823       2,809       2,690
 -------    --------     -------      -----      --------    --------     -------     -------
  32,759     240,042      (1,750)      (178)       70,618      54,492      13,245      12,672
 (23,096)    (77,211)      1,765        (39)       38,394      99,001      47,096      42,092
 -------    --------     -------      -----      --------    --------     -------     -------
   9,663     162,831          15       (217)      109,012     153,493      60,341      54,764
 -------    --------     -------      -----      --------    --------     -------     -------
 $12,580    $157,126     $  (129)     $(241)     $118,099    $161,316     $63,150     $57,454
 =======    ========     =======      =====      ========    ========     =======     =======

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC EQUITY FUNDS  For the Periods Indicated

                                                              International Equity    Life Vision Aggressive
                                                                   Index Fund               Growth Fund
                                                              ---------------------   -----------------------
                                                              06/01/04-   06/01/03-   06/01/04-    06/01/03-
                                                              03/31/05    05/31/04     03/31/05     05/31/04
                                                              ---------   ---------   ----------   ----------
Investment Income:
  Dividend Income (1).......................................   $ 6,693     $ 8,397      $  604       $  242
  Interest Income...........................................       176          --          --           --
  Security Lending Income...................................       153         187          --           --
  Less: Foreign Taxes Withheld..............................      (693)       (921)         --           --
                                                               -------     -------      ------       ------
  Total Investment Income...................................     6,329       7,663         604          242
                                                               -------     -------      ------       ------
Expenses:
  Investment Advisory Fees..................................     3,208       2,929          98           95
  Administration, Fund Accounting and Transfer Agent Fees...       120         223          13           26
  Distribution Fees -- A Shares.............................        37          56           6            1
  Distribution and Service Fees -- L Shares.................        47          43
  Distribution Fees -- B Shares.............................                                42           30
  Transfer Agent Shareholder Servicing Fees.................         1           9          --            1
  Custodian Fees............................................       300         207           7            1
  Professional Fees.........................................        17          15           2            2
  Insurance Fees............................................         8          --           1           --
  Registration Fees.........................................        10           8           2            1
  Transfer Agent Out of Pocket Expenses.....................        15          11           4            1
  Transfer Agent Fees -- T Shares...........................         2          16           2           16
  Transfer Agent Fees -- A Shares...........................         4          25           2            5
  Transfer Agent Fees -- L Shares...........................         3          21
  Transfer Agent Fees -- B Shares...........................                                 3           18
  Printing Fees.............................................        25          11           3            1
  Trustees' Fees............................................         4           3          --           --
  Other Expenses............................................        61          33          --           --
                                                               -------     -------      ------       ------
  Total Expenses............................................     3,862       3,610         185          198
    Less: Investment Advisory Fees Waived...................      (318)       (278)        (51)         (51)
    Less: Fees Reimbursed by Distributor....................        --          --          --           --
    Less: Distribution Fees Waived or Fees Reimbursed -- A
     Shares.................................................        --          (5)         (4)          (5)
    Less: Distribution and Service Fees Waived or Fees
     Reimbursed -- L Shares.................................        (2)        (14)
    Less: Distribution Fees Waived -- B Shares..............                               (10)         (24)
    Expense Offset -- Insurance Premiums....................        (3)         --          --           --
                                                               -------     -------      ------       ------
  Net Expenses..............................................     3,539       3,313         120          118
                                                               -------     -------      ------       ------
  Net Investment Income (Loss)..............................     2,790       4,350         484          124
                                                               -------     -------      ------       ------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions:
  Capital Gain Received from Investments in Affiliated
    Investment Companies (1)................................        --          --         534           --
  Net Realized Gain (Loss) on Investments Sold (1) and
    Foreign Currency Transactions...........................    (1,347)      3,571         478          325
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Transactions (1).......    67,094      82,007       2,602        6,169
                                                               -------     -------      ------       ------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions...........    65,747      85,578       3,614        6,494
                                                               -------     -------      ------       ------
  Change in Net Assets from Operations......................   $68,537     $89,928      $4,098       $6,618
                                                               =======     =======      ======       ======

(1) Dividend income, capital gain from investments in affiliated investment companies, net realized gain on securities sold and net change in unrealized appreciation on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.

Amounts designated as "--" are $0 or have been rounded to $0.

     Life Vision              Life Vision              Life Vision               Mid-Cap
  Conservative Fund     Growth and Income Fund    Moderate Growth Fund         Equity Fund
---------------------   -----------------------   ---------------------   ---------------------
06/01/04-   06/01/03-   06/01/04-    06/01/03-    06/01/04-   06/01/03-   06/01/04-   06/01/03-
03/31/05    05/31/04     03/31/05     05/31/04    03/31/05    05/31/04    03/31/05    05/31/04
---------   ---------   ----------   ----------   ---------   ---------   ---------   ---------
  $159        $ 97        $1,717      $ 1,312      $3,145      $ 2,283     $ 3,181     $ 3,381
    --          --            --           --          --           --          92          56
    --          --            --           --          --           --          59         142
    --          --            --           --          --           --         (26)         --
  ----        ----        ------      -------      ------      -------     -------     -------
   159          97         1,717        1,312       3,145        2,283       3,306       3,579
  ----        ----        ------      -------      ------      -------     -------     -------
    12          10           210          201         310          301       2,064       2,201
     2           3            29           55          42           83          61         131
     1           1            11            2          21            6          58          63
                                                                               125         153
    45          37           126           78         118           95
    --          --            --            2          --            3          --           5
    10          --             8            2           8            3          10          14
    --          --             4            4           5            5           8           9
    --          --             2           --           3           --           5          --
     3          --             3            2           5            3          15           4
     2          --             6            3           7            4          12           6
     1           7             2           16           2           16           2          16
     2           5             2            5           2            5           4          29
                                                                                 7          45
     3          17             4           21           3           21
    --          --             7            3           8            4          14           7
    --          --             1            1           1            1           2           2
     1          --             3            1           6            4           6           4
  ----        ----        ------      -------      ------      -------     -------     -------
    82          80           418          396         541          554       2,393       2,689
   (22)         (6)          (93)         (90)       (136)        (128)        (37)        (48)
    (1)         (7)           --           --          --           --          --          --
    (2)         (5)           (5)          (6)        (12)          (7)         (4)        (25)
                                                                                (6)        (36)
   (12)        (26)          (28)         (39)        (38)         (43)
    --          --            (1)          --          (1)          --          (2)         --
  ----        ----        ------      -------      ------      -------     -------     -------
    45          36           291          261         354          376       2,344       2,580
  ----        ----        ------      -------      ------      -------     -------     -------
   114          61         1,426        1,051       2,791        1,907         962         999
  ----        ----        ------      -------      ------      -------     -------     -------
    31           1           873            8       1,309           12          --          --
    22           9         1,933        2,565       4,204        2,529      17,287      22,721
    93          95         3,161        8,207       1,375        9,804      15,850       6,629
  ----        ----        ------      -------      ------      -------     -------     -------
   146         105         5,967       10,780       6,888       12,345      33,137      29,350
  ----        ----        ------      -------      ------      -------     -------     -------
  $260        $166        $7,393      $11,831      $9,679      $14,252     $34,099     $30,349
  ====        ====        ======      =======      ======      =======     =======     =======

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC EQUITY FUNDS  For the Periods Indicated

                                                                  Mid-Cap Value         Small Cap Growth
                                                                   Equity Fund             Stock Fund
                                                              ---------------------   ---------------------
                                                              06/01/04-   06/01/03-   06/01/04-   06/01/03-
                                                              03/31/05    05/31/04    03/31/05    05/31/04
                                                              ---------   ---------   ---------   ---------
Investment Income:
  Dividend Income...........................................   $ 3,626     $ 2,263    $  4,174    $  2,490
  Interest Income...........................................        --          92         434          95
  Security Lending Income...................................       152          74       1,192         826
  Less: Foreign Taxes Withheld..............................        (9)        (10)        (11)        (13)
                                                               -------     -------    --------    --------
  Total Investment Income...................................     3,769       2,419       5,789       3,398
                                                               -------     -------    --------    --------
Expenses:
  Investment Advisory Fees..................................     1,948       1,691       8,788       9,361
  Administration, Fund Accounting and Transfer Agent Fees...        52          93         261         558
  Distribution Fees -- A Shares.............................         4           1         184         157
  Distribution and Service Fees -- L Shares.................        63          73         314         370
  Transfer Agent Shareholder Servicing Fees.................        --           4           2          22
  Custodian Fees............................................        10           8          26          70
  Professional Fees.........................................         7           6          35          36
  Insurance Fees............................................         3          --          18          --
  Offering Costs............................................        --          --          --          --
  Registration Fees.........................................        10           3          23          19
  Transfer Agent Out of Pocket Expenses.....................         9           5          46          27
  Transfer Agent Fees -- T Shares...........................         2          16           3          21
  Transfer Agent Fees -- A Shares...........................         2           5           7          41
  Transfer Agent Fees -- L Shares...........................         5          29           9          56
  Printing Fees.............................................        12           5          63          30
  Trustees' Fees............................................         2           1           9           8
  Other Expenses............................................         7           4          37          25
                                                               -------     -------    --------    --------
  Total Expenses............................................     2,136       1,944       9,825      10,801
    Less: Investment Advisory Fees Waived...................      (156)       (135)         --          --
    Less: Distribution Fees Waived or Fees Reimbursed -- A
     Shares.................................................        (2)         (5)        (45)        (85)
    Less: Distribution and Service Fees Waived or Fees
     Reimbursed -- L Shares.................................       (24)        (54)         (5)        (33)
    Expense Offset -- Insurance Premiums....................        (1)         --          (7)         --
                                                               -------     -------    --------    --------
  Net Expenses..............................................     1,953       1,750       9,768      10,683
                                                               -------     -------    --------    --------
  Net Investment Income (Loss)..............................     1,816         669      (3,979)     (7,285)
                                                               -------     -------    --------    --------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investments Sold..............    27,508      18,863     105,648     145,086
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.............................................    (5,309)     12,849     (13,579)     80,171
                                                               -------     -------    --------    --------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments.............................................    22,199      31,712      92,069     225,257
                                                               -------     -------    --------    --------
  Change in Net Assets from Operations......................   $24,015     $32,381    $ 88,090    $217,972
                                                               =======     =======    ========    ========

* Commencement of operations.

Amounts designated as "--" are $0 or have been rounded to $0.

      Small Cap         Strategic Quantitative       Tax Sensitive           Value Income
  Value Equity Fund          Equity Fund           Growth Stock Fund          Stock Fund
---------------------   ----------------------   ---------------------   ---------------------
06/01/04-   06/01/03-   06/01/04-   08/07/03*-   06/01/04-   06/01/03-   06/01/04-   06/01/03-
03/31/05    05/31/04    03/31/05     05/31/04    03/31/05    05/31/04    03/31/05    05/31/04
---------   ---------   ---------   ----------   ---------   ---------   ---------   ---------
$  8,578    $ 10,408     $   615      $  335     $  2,807     $ 2,605     $17,156    $ 18,485
     122         216          11           6           41          36         507         383
     478         428          --          --            2          37          53          85
    (161)       (215)         --          --           --          --         (21)       (127)
--------    --------     -------      ------     --------     -------     -------    --------
   9,017      10,837         626         341        2,850       2,678      17,695      18,826
--------    --------     -------      ------     --------     -------     -------    --------
   7,224       7,677         782         432        1,874       3,168       5,943       6,572
     216         458          23          26           59         189         255         563
      12           4           1          --            2           1         204         235
     376         434          13           7          664       1,054         462         561
       2          18          --           1           --           7           2          22
      14          39          24           1            9           7          16          22
      27          30           3           2            6          10          32          34
      15          --           2          --            4          --          17          --
      --          --           5          23           --          --          --          --
      32          16           4          --           15          10          24          24
      29          23           3           1           38           9          38          27
       2          16           2          11            2          16           2          16
       2           6           2           5            2           5          10          64
      13          86           2           5           22         171          15          97
      45          23           4           2           21           8          50          27
       7           7           1          --            2           3           9           9
      20          21           4           1            6           8          13          30
--------    --------     -------      ------     --------     -------     -------    --------
   8,036       8,858         875         517        2,726       4,666       7,092       8,303
      --          --        (101)        (77)         (46)         --          --          --
      (5)         (7)         (2)         (5)          (2)         (5)         (3)        (23)
    (282)        (81)         (2)         (4)         (13)        (98)         (4)        (25)
      (6)         --          (1)         --           (2)         --          (7)         --
--------    --------     -------      ------     --------     -------     -------    --------
   7,743       8,770         769         431        2,663       4,563       7,078       8,255
--------    --------     -------      ------     --------     -------     -------    --------
   1,274       2,067        (143)        (90)         187      (1,885)     10,617      10,571
--------    --------     -------      ------     --------     -------     -------    --------
  68,368      66,912      11,057       3,973       26,996      31,183     105,214      71,412
  51,510     113,873       1,327       3,104      (21,017)      2,584     (18,053)     62,760
--------    --------     -------      ------     --------     -------     -------    --------
 119,878     180,785      12,384       7,077        5,979      33,767      87,161     134,172
--------    --------     -------      ------     --------     -------     -------    --------
$121,152    $182,852     $12,241      $6,987     $  6,166     $31,882     $97,778    $144,743
========    ========     =======      ======     ========     =======     =======    ========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC EQUITY FUNDS  For the Periods Indicated

                                                                 Aggressive Growth                    Balanced
                                                                    Stock Fund                          Fund
                                                              -----------------------    -----------------------------------
                                                              06/01/04-    02/23/04*-    06/01/04-    06/01/03-    06/01/02-
                                                              03/31/05      05/31/04     03/31/05     05/31/04     05/31/03
                                                              ---------    ----------    ---------    ---------    ---------
Operations:
  Net Investment Income (Loss)..............................   $  (313)     $   (21)     $  3,638     $  4,071     $  4,261
  Net Realized Gain (Loss) on Investments Sold and Foreign
    Currency Transactions...................................    (1,571)         (39)        8,294       26,469      (22,027)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Transactions...........       710          389        (2,297)     (17,586)      14,697
                                                               -------      -------      --------     --------     --------
  Change in Net Assets from Operations......................    (1,174)         329         9,635       12,954       (3,069)
                                                               -------      -------      --------     --------     --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares................................................        --           --        (3,918)      (3,826)      (4,267)
    A Shares................................................        --           --          (130)        (114)        (136)
    L Shares................................................        --           --          (382)        (403)        (618)
  Net Realized Gains:
    T Shares................................................        --           --        (2,083)          --           --
    A Shares................................................        --           --           (83)          --           --
    L Shares................................................        --           --          (485)          --           --
                                                               -------      -------      --------     --------     --------
  Total Dividends and Distributions.........................        --           --        (7,081)      (4,343)      (5,021)
                                                               -------      -------      --------     --------     --------
Capital Transactions:
  Change in Net Assets from Capital Transactions............    45,482       20,286       (70,534)       5,441      (13,087)
                                                               -------      -------      --------     --------     --------
    Total Change in Net Assets..............................    44,308       20,615       (67,980)      14,052      (21,177)
                                                               -------      -------      --------     --------     --------
Net Assets:
  Beginning of Period.......................................    20,615           --       318,379      304,327      325,504
                                                               -------      -------      --------     --------     --------
  End of Period.............................................   $64,923      $20,615      $250,399     $318,379     $304,327
                                                               =======      =======      ========     ========     ========
Undistributed Net Investment Income (Loss), End of Period...   $   (15)     $    (5)     $    149     $    893     $    863
                                                               =======      =======      ========     ========     ========

* Commencement of operations.

(1) Includes redemption fees collected of $3,974.

Amounts designated as "-- " are either $0 or have been rounded to $0.

            Capital Appreciation              Emerging Growth                   Growth and
                    Fund                         Stock Fund                    Income Fund
    ------------------------------------   ----------------------   ----------------------------------
    06/01/04-    06/01/03-    06/01/02-    06/01/04-   02/23/04*-   06/01/04-    06/01/03-   06/01/02-
     03/31/05     05/31/04     05/31/03    03/31/05     05/31/04     03/31/05    05/31/04    05/31/03
    ----------   ----------   ----------   ---------   ----------   ----------   ---------   ---------
    $    2,917   $   (5,705)  $   (5,958)   $  (144)    $   (24)    $    9,087   $  7,823    $   6,620
        32,759      240,042     (191,580)    (1,750)       (178)        70,618     54,492      (81,525)
       (23,096)     (77,211)      47,666      1,765         (39)        38,394     99,001      (26,671)
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
        12,580      157,126     (149,872)      (129)       (241)       118,099    161,316     (101,576)
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
        (3,119)          --           --         --          --         (9,529)    (6,962)      (6,291)
            --           --           --         --          --           (416)      (336)        (270)
            --           --           --         --          --           (213)      (163)        (125)
       (22,698)          --           --         --          --        (20,518)        --           --
        (2,096)          --           --         --          --         (1,020)        --           --
        (1,379)          --           --         --          --         (2,064)        --           --
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
       (29,292)          --           --         --          --        (33,760)    (7,461)      (6,686)
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
       217,615       11,323       (2,109)     7,779      13,205        133,490     63,089     (106,327)
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
       200,903      168,449     (151,981)     7,650      12,964        217,829    216,944     (214,589)
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
     1,494,991    1,326,542    1,478,523     12,964          --        926,372    709,428      924,017
    ----------   ----------   ----------    -------     -------     ----------   --------    ---------
    $1,695,894   $1,494,991   $1,326,542    $20,614     $12,964     $1,144,201   $926,372    $ 709,428
    ==========   ==========   ==========    =======     =======     ==========   ========    =========
    $       --   $       --   $       --    $   (19)    $    (6)    $      480   $  1,551    $   1,189
    ==========   ==========   ==========    =======     =======     ==========   ========    =========

               International
                Equity Fund
     ----------------------------------
     06/01/04-    06/01/03-   06/01/02-
     03/31/05     05/31/04    05/31/03
     ---------    ---------   ---------
     $  2,809     $  2,690    $  1,679
       13,245       12,672     (43,891)
       47,096       42,092         981
     --------     --------    --------
       63,150       57,454     (41,231)
     --------     --------    --------
       (4,121)      (3,390)     (1,433)
          (52)         (74)        (19)
           (1)         (45)         --
           --           --          --
           --           --          --
           --           --          --
     --------     --------    --------
       (4,174)      (3,509)     (1,452)
     --------     --------    --------
       91,655(1)    89,770     (19,020)
     --------     --------    --------
      150,631      143,715     (61,703)
     --------     --------    --------
      346,842      203,127     264,830
     --------     --------    --------
     $497,473     $346,842    $203,127
     ========     ========    ========
     $  1,301     $  2,377    $  2,222
     ========     ========    ========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC EQUITY FUNDS  For the Periods Indicated

                                                                      International                        Life Vision
                                                                    Equity Index Fund                Aggressive Growth Fund
                                                            ---------------------------------   ---------------------------------
                                                            06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
                                                            03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
                                                            ---------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net Investment Income (Loss) (1)........................  $  2,790    $  4,350    $  3,085     $   484     $   124     $    89
  Capital Gain Received from Investments in Affiliated
    Investment Companies (1)..............................        --          --          --         534          --          30
  Net Realized Gain (Loss) on Investments Sold (1) and
    Foreign Currency Transactions.........................    (1,347)      3,571     (16,327)        478         325      (1,580)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Transactions (1).....    67,094      82,007     (26,179)      2,602       6,169      (1,995)
                                                            --------    --------    --------     -------     -------     -------
  Change in Net Assets from Operations....................    68,537      89,928     (39,421)      4,098       6,618      (3,456)
                                                            --------    --------    --------     -------     -------     -------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares..............................................    (8,557)     (3,907)     (1,078)       (447)       (120)        (92)
    A Shares..............................................       (76)       (153)         (4)        (15)         --          --
    L Shares..............................................       (47)        (22)         --
    B Shares..............................................                                           (29)         (4)         --
  Net Realized Gains:
    T Shares..............................................        --          --          --          --          --          --
    A Shares..............................................        --          --          --          --          --          --
    L Shares..............................................        --          --          --
    B Shares..............................................                                            --          --          --
  Return of Capital:
    T Shares..............................................        --          --          --          --         (12)         --
                                                            --------    --------    --------     -------     -------     -------
  Total Dividends and Distributions.......................    (8,680)     (4,082)     (1,082)       (491)       (136)        (92)
                                                            --------    --------    --------     -------     -------     -------
Capital Transactions:
  Change in Net Assets from Capital Transactions..........   100,091      23,822       7,572       3,506       7,487      (1,117)
                                                            --------    --------    --------     -------     -------     -------
    Total Change in Net Assets............................   159,948     109,668     (32,931)      7,113      13,969      (4,665)
                                                            --------    --------    --------     -------     -------     -------
Net Assets:
  Beginning of Period.....................................   371,408     261,740     294,671      43,702      29,733      34,398
                                                            --------    --------    --------     -------     -------     -------
  End of Period...........................................  $531,356    $371,408    $261,740     $50,815     $43,702     $29,733
                                                            ========    ========    ========     =======     =======     =======
Undistributed Net Investment Income (Loss), End of
  Period..................................................  $ (2,610)   $  3,035    $  2,287     $     1     $    --     $    --
                                                            ========    ========    ========     =======     =======     =======

* Commencement of operations.

(1) Net investment income, capital gains received from investment companies, net realized gain (loss) on securities sold and net change in unrealized appreciation (depreciation) on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.

Amounts designated as "--" are either $0 or have been rounded to $0.

           Life Vision                          Life Vision                         Life Vision               Mid-Cap
        Conservative Fund                 Growth and Income Fund               Moderate Growth Fund          Equity Fund
----------------------------------   ---------------------------------   ---------------------------------   ---------
06/01/04-   06/01/03-   03/11/03*-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-
03/31/05    05/31/04     05/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05
---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
 $   114     $   61        $  1      $  1,426     $ 1,051    $    928    $  2,791    $  1,907     $ 1,614    $    962
      31          1          --           873           8          73       1,309          12          91          --
      22          9          --         1,933       2,565      (4,254)      4,204       2,529      (1,615)     17,287
      93         95          18         3,161       8,207      (1,727)      1,375       9,804      (1,207)     15,850
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
     260        166          19         7,393      11,831      (4,980)      9,679      14,252      (1,117)     34,099
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
      (6)        --          --        (1,371)       (972)       (931)     (2,776)     (1,737)     (1,621)       (964)
     (10)        (3)         --           (37)         (5)         --        (102)        (19)         --         (23)
                                                                                                                   --
    (106)       (47)         --          (142)        (58)         --        (203)        (90)         (1)
      (1)        --          --            --          --          --        (682)         --          --          --
      (1)        --          --            --          --          --         (26)         --          --          --
                                                                                                                   --
     (19)        --          --            --          --          --         (71)         --          --
      --         --          --            --          --          --          --          --          --          --
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
    (143)       (50)         --        (1,550)     (1,035)       (931)     (3,860)     (1,846)     (1,622)       (987)
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
   1,022      4,600         781        12,324      17,307     (10,018)     11,225      29,617      10,560         410
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
   1,139      4,716         800        18,167      28,103     (15,929)     17,044      42,023       7,821      33,522
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
   5,516        800          --        89,569      61,466      77,395     138,436      96,413      88,592     210,251
 -------     ------        ----      --------     -------    --------    --------    --------     -------    --------
 $ 6,655     $5,516        $800      $107,736     $89,569    $ 61,466    $155,480    $138,436     $96,413    $243,773
 =======     ======        ====      ========     =======    ========    ========    ========     =======    ========
 $     4     $   12        $  1      $      9     $   133    $    117    $     50    $    340     $   279    $     52
 =======     ======        ====      ========     =======    ========    ========    ========     =======    ========

                  Mid-Cap
                Equity Fund
           ---------------------
           06/01/03-   06/01/02-
           05/31/04    05/31/03
           ---------   ---------
           $    999    $   (612)
                 --          --
             22,721     (17,032)
              6,629      (6,819)
           --------    --------
             30,349     (24,463)
           --------    --------
               (869)         --
                (41)         --
                (12)         --

                 --          --
                 --          --
                 --          --

                 --          --
           --------    --------
               (922)         --
           --------    --------
             38,582     (29,811)
           --------    --------
             68,009     (54,274)
           --------    --------
            142,242     196,516
           --------    --------
           $210,251    $142,242
           ========    ========
           $     77    $     --
           ========    ========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC EQUITY FUNDS  For the Periods Indicated

                                                                        Mid-Cap                            Small Cap
                                                                   Value Equity Fund                   Growth Stock Fund
                                                           ---------------------------------   ----------------------------------
                                                           06/01/04-   06/01/03-   06/01/02-   06/01/04-    06/01/03-   06/01/02-
                                                           03/31/05    05/31/04    05/31/03     03/31/05    05/31/04    05/31/03
                                                           ---------   ---------   ---------   ----------   ---------   ---------
Operations:
  Net Investment Income (Loss)...........................  $  1,816    $    669    $    659    $   (3,979)  $ (7,285)   $ (4,842)
  Net Realized Gain (Loss) on Investments Sold...........    27,508      18,863     (36,016)      105,648    145,086     (73,786)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments..........................................    (5,309)     12,849         724       (13,579)    80,171      14,238
                                                           --------    --------    --------    ----------   --------    --------
  Change in Net Assets from Operations...................    24,015      32,381     (34,633)       88,090    217,972     (64,390)
                                                           --------    --------    --------    ----------   --------    --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares.............................................    (1,906)       (653)       (552)           --         --          --
    A Shares.............................................        (9)         --          --            --         --          --
    L Shares.............................................       (31)         (1)         (4)           --         --          --
  Net Realized Gains:
    T Shares.............................................        --          --      (2,137)      (95,566)        --      (8,364)
    A Shares.............................................        --          --          --        (5,207)        --        (313)
    L Shares.............................................        --          --        (108)       (4,471)        --        (427)
                                                           --------    --------    --------    ----------   --------    --------
  Total Dividends and Distributions......................    (1,946)       (654)     (2,801)     (105,244)        --      (9,104)
                                                           --------    --------    --------    ----------   --------    --------
Capital Transactions:
  Change in Net Assets from Capital Transactions.........    39,956      18,350     (37,292)      161,611     37,420      41,050
                                                           --------    --------    --------    ----------   --------    --------
    Total Change in Net Assets...........................    62,025      50,077     (74,726)      144,457    255,392     (32,444)
                                                           --------    --------    --------    ----------   --------    --------
Net Assets:
  Beginning of Period....................................   155,675     105,598     180,324       870,594    615,202     647,646
                                                           --------    --------    --------    ----------   --------    --------
  End of Period..........................................  $217,700    $155,675    $105,598    $1,015,051   $870,594    $615,202
                                                           ========    ========    ========    ==========   ========    ========
Undistributed Net Investment Income (Loss), End of
  Period.................................................  $     12    $    142    $    127    $       --   $     --    $    208
                                                           ========    ========    ========    ==========   ========    ========

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

            Small Cap               Strategic Quantitative             Tax Sensitive                       Value Income
        Value Equity Fund                Equity Fund                 Growth Stock Fund                      Stock Fund
---------------------------------   ----------------------   ---------------------------------   ---------------------------------
06/01/04-   06/01/03-   06/01/02-   06/01/04-   08/07/03*-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05    05/31/04    05/31/03    03/31/05     05/31/04    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
---------   ---------   ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------
$  1,274    $  2,067    $  3,018     $  (143)    $   (90)    $    187    $  (1,885)  $  (1,308)  $ 10,617    $ 10,571    $ 11,079
  68,368      66,912      20,540      11,057       3,973       26,996       31,183     (64,791)   105,214      71,412     (77,218)
  51,510     113,873     (63,220)      1,327       3,104      (21,017)       2,584      16,858    (18,053)     62,760     (14,271)
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
 121,152     182,852     (39,662)     12,241       6,987        6,166       31,882     (49,241)    97,778     144,743     (80,410)
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
  (2,046)     (2,433)     (2,605)         --          --         (178)          --          --    (11,469)     (9,766)     (9,401)
      (5)         --          --          --          --           (1)          --          --       (878)       (744)       (735)
     (18)         (5)         --          --          --           --           --          --       (280)       (212)       (189)
 (54,153)         --          --      (4,730)       (972)          --           --          --         --          --          --
    (303)         --          --         (16)         (1)          --           --          --         --          --          --
  (3,428)         --          --         (90)        (21)          --           --          --         --          --          --
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
 (59,953)     (2,438)     (2,605)     (4,836)       (994)        (179)          --          --    (12,627)    (10,722)    (10,325)
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
 (18,862)        (99)    (52,108)     19,124      62,547      (76,451)    (102,333)    (54,925)   (10,453)    (83,633)     65,832
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
  42,337     180,315     (94,375)     26,529      68,540      (70,464)     (70,451)   (104,166)    74,698      50,388     (24,903)
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
 732,847     552,532     646,907      68,540          --      238,063      308,514     412,680    846,588     796,200     821,103
--------    --------    --------     -------     -------     --------    ---------   ---------   --------    --------    --------
$775,184    $732,847    $552,532     $95,069     $68,540     $167,599    $ 238,063   $ 308,514   $921,286    $846,588    $796,200
========    ========    ========     =======     =======     ========    =========   =========   ========    ========    ========
$    288    $  1,083    $  1,454     $   (19)    $   (18)    $    528    $  (1,149)  $    (835)  $      2    $  2,012    $  2,163
========    ========    ========     =======     =======     ========    =========   =========   ========    ========    ========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC EQUITY FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                         Net Asset                      Net Realized
                                                          Value,           Net         and Unrealized
                                                         Beginning     Investment      Gains (Losses)    Total From
                                                         of Period    Income (Loss)    on Investments    Operations
                                                         ---------    -------------    --------------    ----------
AGGRESSIVE GROWTH STOCK FUND
T Shares
                      Period Ended March 31, 2005         $10.00          (0.06)(a)        (0.05)(a)       (0.11)
                      Period Ended May 31, 2004(b)        $10.00          (0.02)(a)         0.02(a)           --
A Shares
                      Period Ended March 31, 2005         $ 9.99          (0.09)(a)        (0.06)(a)       (0.15)
                      Period Ended May 31, 2004(b)        $10.00          (0.03)(a)         0.02(a)        (0.01)
L Shares
                      Period Ended March 31, 2005         $ 9.97          (0.15)(a)        (0.04)(a)       (0.19)
                      Period Ended May 31, 2004(b)        $10.00          (0.04)(a)         0.01(a)        (0.03)
BALANCED FUND
T Shares
                      Period Ended March 31, 2005****     $12.23           0.18             0.21            0.39
                      Year Ended May 31, 2004             $11.92           0.18(a)          0.32(a)         0.50
                      Year Ended May 31, 2003             $12.18           0.20            (0.23)          (0.03)
                      Year Ended May 31, 2002             $13.18           0.23            (0.65)          (0.42)
                      Year Ended May 31, 2001             $13.37           0.30             0.12            0.42
                      Year Ended May 31, 2000             $13.26           0.32             0.33            0.65
A Shares
                      Period Ended March 31, 2005****     $12.28           0.15             0.22            0.37
                      Year Ended May 31, 2004             $11.97           0.14(a)          0.33(a)         0.47
                      Year Ended May 31, 2003             $12.24           0.16            (0.24)          (0.08)
                      Year Ended May 31, 2002             $13.24           0.18            (0.64)          (0.46)
                      Year Ended May 31, 2001             $13.43           0.27             0.11            0.38
                      Year Ended May 31, 2000             $13.32           0.29             0.31            0.60
L Shares
                      Period Ended March 31, 2005****     $12.12           0.05             0.23            0.28
                      Year Ended May 31, 2004             $11.82           0.05(a)          0.32(a)         0.37
                      Year Ended May 31, 2003             $12.07           0.08            (0.22)          (0.14)
                      Year Ended May 31, 2002             $13.07           0.10            (0.65)          (0.55)
                      Year Ended May 31, 2001             $13.27           0.16             0.11            0.27
                      Year Ended May 31, 2000             $13.17           0.17             0.33            0.50
CAPITAL APPRECIATION FUND
T Shares
                      Period Ended March 31, 2005         $12.33           0.03(a)          0.07(a)         0.10
                      Year Ended May 31, 2004             $11.02          (0.03)(a)         1.34(a)         1.31
                      Year Ended May 31, 2003             $12.24          (0.03)(a)        (1.19)(a)       (1.22)
                      Year Ended May 31, 2002             $13.89             --            (1.53)          (1.53)
                      Year Ended May 31, 2001             $17.12          (0.05)           (0.38)          (0.43)
                      Year Ended May 31, 2000             $16.62           0.02             1.40            1.42
A Shares
                      Period Ended March 31, 2005         $11.82          (0.04)(a)         0.06(a)         0.02
                      Year Ended May 31, 2004             $10.63          (0.10)(a)         1.29(a)         1.19
                      Year Ended May 31, 2003             $11.89          (0.10)(a)        (1.16)(a)       (1.26)
                      Year Ended May 31, 2002             $13.59          (0.10)           (1.48)          (1.58)
                      Year Ended May 31, 2001             $16.91          (0.14)           (0.38)          (0.52)
                      Year Ended May 31, 2000             $16.53          (0.11)            1.41            1.30
L Shares
                      Period Ended March 31, 2005         $11.22          (0.07)(a)         0.07(a)           --
                      Year Ended May 31, 2004             $10.15          (0.15)(a)         1.22(a)         1.07
                      Year Ended May 31, 2003             $11.40          (0.14)(a)        (1.11)(a)       (1.25)
                      Year Ended May 31, 2002             $13.09          (0.06)           (1.51)          (1.57)
                      Year Ended May 31, 2001             $16.45          (0.16)           (0.40)          (0.56)
                      Year Ended May 31, 2000             $16.18          (0.24)            1.43            1.19

                         Dividends       Distributions
                            from             from             Total
                       Net Investment      Realized       Dividends and
                           Income        Capital Gains    Distributions
                       --------------    -------------    -------------
AGGRESSIVE GROWTH STO
T Shares
                              --                --               --
                              --                --               --
A Shares
                              --                --               --
                              --                --               --
L Shares
                              --                --               --
                              --                --               --
BALANCED FUND
T Shares
                           (0.21)            (0.12)           (0.33)
                           (0.19)               --            (0.19)
                           (0.23)               --            (0.23)
                           (0.24)            (0.34)           (0.58)
                           (0.31)            (0.30)           (0.61)
                           (0.30)            (0.24)           (0.54)
A Shares
                           (0.18)            (0.12)           (0.30)
                           (0.16)               --            (0.16)
                           (0.19)               --            (0.19)
                           (0.20)            (0.34)           (0.54)
                           (0.27)            (0.30)           (0.57)
                           (0.25)            (0.24)           (0.49)
L Shares
                           (0.08)            (0.12)           (0.20)
                           (0.07)               --            (0.07)
                           (0.11)               --            (0.11)
                           (0.11)            (0.34)           (0.45)
                           (0.17)            (0.30)           (0.47)
                           (0.16)            (0.24)           (0.40)
CAPITAL APPRECIATION
T Shares
                           (0.03)            (0.18)           (0.21)
                              --                --               --
                              --                --               --
                              --             (0.12)           (0.12)
                              --             (2.80)           (2.80)
                              --             (0.92)           (0.92)
A Shares
                              --             (0.18)           (0.18)
                              --                --               --
                              --                --               --
                              --             (0.12)           (0.12)
                              --             (2.80)           (2.80)
                              --             (0.92)           (0.92)
L Shares
                              --             (0.18)           (0.18)
                              --                --               --
                              --                --               --
                              --             (0.12)           (0.12)
                              --             (2.80)           (2.80)
                              --             (0.92)           (0.92)

                                                                   Ratio of         Ratio of Expenses to Average
Net Assets             Net Assets,        Ratio of Net          Net Investment         Net Assets (Excluding       Portfolio
Value, End    Total       End of          Expenses to          Income (Loss) to       Waivers, Reimbursements      Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++      and Expense Offset)++         Rate
----------   -------   ------------   --------------------   --------------------   ----------------------------   ---------
  $ 9.89      (1.10)%   $   58,988            1.22%                 (0.79)%                     1.45%                  42%
  $10.00         --%    $   20,501            1.22%                 (0.74)%                     1.61%                   2%
  $ 9.84      (1.50)%   $      140            1.58%                 (1.14)%                     5.56%                  42%
  $ 9.99      (0.10)%   $       49            1.65%                 (1.25)%                    11.29%+++                2%
  $ 9.78      (1.91)%   $    5,795            2.19%                 (1.75)%                     2.56%                  42%
  $ 9.97      (0.30)%   $       65            2.10%                 (1.69)%                     8.78%+++                2%
  $12.29       3.14%    $  195,680            0.99%                  1.68%                      1.02%                 140%
  $12.23       4.24%    $  244,042            1.02%                  1.50%                      1.05%                 116%
  $11.92      (0.14)%   $  228,475            1.02%                  1.74%                      1.05%                 102%
  $12.18      (3.29)%   $  241,604            1.02%                  1.78%                      1.05%                  95%
  $13.18       3.24%    $  209,316            1.01%                  2.24%                      1.05%                  99%
  $13.37       5.02%    $  223,634            0.97%                  2.39%                      1.07%                 182%
  $12.35       2.94%    $    8,693            1.28%                  1.38%                      1.34%                 140%
  $12.28       3.91%    $    8,902            1.34%                  1.18%                      1.54%                 116%
  $11.97      (0.54)%   $    8,285            1.33%                  1.43%                      1.55%                 102%
  $12.24      (3.57)%   $    9,020            1.33%                  1.46%                      1.55%                  95%
  $13.24       2.91%    $    7,834            1.32%                  1.93%                      1.54%                  99%
  $13.43       4.66%    $    9,627            1.27%                  2.07%                      1.51%                 182%
  $12.20       2.29%    $   46,026            2.00%                  0.66%                      2.05%                 140%
  $12.12       3.12%    $   65,435            2.09%                  0.42%                      2.18%                 116%
  $11.82      (1.15)%   $   67,567            2.09%                  0.67%                      2.18%                 102%
  $12.07      (4.33)%   $   74,880            2.09%                  0.71%                      2.16%                  95%
  $13.07       2.11%    $   67,824            2.07%                  1.18%                      2.15%                  99%
  $13.27       3.88%    $   64,322            2.03%                  1.33%                      2.18%                 182%
  $12.22       0.76%    $1,493,213            1.19%                  0.31%                      1.21%                  72%
  $12.33      11.89%    $1,248,636            1.23%                 (0.25)%                     1.24%                 106%
  $11.02      (9.97)%   $1,090,549            1.22%                 (0.32)%                     1.24%                  69%
  $12.24     (11.06)%   $1,204,445            1.22%                 (0.54)%                     1.24%                  75%
  $13.89      (3.74)%   $1,177,933            1.21%                 (0.29)%                     1.24%                  75%
  $17.12       8.98%    $1,296,927            1.17%                  0.10%                      1.26%                 129%
  $11.66       0.15%    $  126,895            1.86%                 (0.38)%                     1.90%                  72%
  $11.82      11.19%    $  145,883            1.88%                 (0.91)%                     2.00%                 106%
  $10.63     (10.60)%   $  141,488            1.88%                 (0.98)%                     2.00%                  69%
  $11.89     (11.68)%   $  163,155            1.88%                 (1.20)%                     1.99%                  75%
  $13.59      (4.38)%   $  202,548            1.86%                 (0.94)%                     1.99%                  75%
  $16.91       8.29%    $  251,421            1.82%                 (0.55)%                     1.98%                 129%
  $11.04      (0.02)%   $   75,786            2.21%                 (0.74)%                     2.24%                  72%
  $11.22      10.54%    $  100,472            2.35%                 (1.38)%                     2.43%                 106%
  $10.15     (10.96)%   $   94,505            2.35%                 (1.45)%                     2.45%                  69%
  $11.40     (12.05)%   $  110,923            2.35%                 (1.67)%                     2.39%                  75%
  $13.09      (4.79)%   $  112,497            2.33%                 (1.41)%                     2.39%                  75%
  $16.45       7.77%    $  128,159            2.29%                 (1.03)%                     2.39%                 129%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC EQUITY FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                      Net Asset                      Net Realized                     Dividends
                                                       Value,           Net         and Unrealized                       from
                                                      Beginning     Investment      Gains (Losses)    Total From    Net Investment
                                                      of Period    Income (Loss)    on Investments    Operations        Income
                                                      ---------    -------------    --------------    ----------    --------------
EMERGING GROWTH STOCK FUND
T Shares
                      Period Ended March 31, 2005      $ 9.60          (0.08)(a)        (0.14)(a)       (0.22)             --
                      Period Ended May 31, 2004(b)     $10.00          (0.03)(a)        (0.37)(a)       (0.40)             --
A Shares
                      Period Ended March 31, 2005      $ 9.59          (0.11)(a)        (0.14)(a)       (0.25)             --
                      Period Ended May 31, 2004(b)     $10.00          (0.04)(a)        (0.37)(a)       (0.41)             --
L Shares
                      Period Ended March 31, 2005      $ 9.58          (0.15)(a)        (0.14)(a)       (0.29)             --
                      Period Ended May 31, 2004(c)     $10.14          (0.05)(a)        (0.51)(a)       (0.56)             --
GROWTH AND INCOME FUND
T Shares
                      Period Ended March 31, 2005      $14.72           0.17             1.74            1.91           (0.18)
                      Year Ended May 31, 2004          $12.21           0.14(a)          2.50(a)         2.64           (0.13)
                      Year Ended May 31, 2003          $13.80           0.13            (1.60)          (1.47)          (0.12)
                      Year Ended May 31, 2002          $15.05           0.09            (1.26)          (1.17)          (0.08)
                      Year Ended May 31, 2001          $15.53           0.07            (0.04)           0.03           (0.08)
                      Year Ended May 31, 2000          $16.09           0.11             0.55            0.66           (0.10)
A Shares
                      Period Ended March 31, 2005      $14.83           0.14             1.77            1.91           (0.15)
                      Year Ended May 31, 2004          $12.31           0.12(a)          2.51(a)         2.63           (0.11)
                      Year Ended May 31, 2003          $13.91           0.11            (1.61)          (1.50)          (0.10)
                      Year Ended May 31, 2002          $15.17           0.06            (1.27)          (1.21)          (0.05)
                      Year Ended May 31, 2001          $15.65           0.04            (0.04)             --           (0.05)
                      Year Ended May 31, 2000          $16.21           0.09             0.55            0.64           (0.08)
L Shares
                      Period Ended March 31, 2005      $14.54           0.03             1.74            1.77           (0.04)
                      Year Ended May 31, 2004          $12.08           0.01(a)          2.47(a)         2.48           (0.02)
                      Year Ended May 31, 2003          $13.66             --            (1.56)          (1.56)          (0.02)
                      Year Ended May 31, 2002          $14.96          (0.02)           (1.28)          (1.30)             --
                      Year Ended May 31, 2001          $15.49          (0.05)           (0.05)          (0.10)             --
                      Year Ended May 31, 2000          $16.10             --             0.51            0.51              --
INTERNATIONAL EQUITY FUND
T Shares
                      Period Ended March 31, 2005      $10.15           0.06             1.67            1.73           (0.11)
                      Year Ended May 31, 2004          $ 8.00           0.10(a)          2.19(a)         2.29           (0.14)
                      Year Ended May 31, 2003          $ 9.31           0.07            (1.32)          (1.25)          (0.06)
                      Year Ended May 31, 2002          $10.19           0.19            (1.07)          (0.88)             --
                      Year Ended May 31, 2001          $12.56             --            (1.22)          (1.22)          (0.04)
                      Year Ended May 31, 2000          $12.97          (0.10)            1.42            1.32           (0.07)
A Shares
                      Period Ended March 31, 2005      $10.03           0.01             1.67            1.68           (0.07)
                      Year Ended May 31, 2004          $ 7.92           0.04(a)          2.17(a)         2.21           (0.10)
                      Year Ended May 31, 2003          $ 9.21           0.04            (1.30)          (1.26)          (0.03)
                      Year Ended May 31, 2002          $10.11           0.14            (1.04)          (0.90)             --
                      Year Ended May 31, 2001          $12.47          (0.02)           (1.23)          (1.25)             --
                      Year Ended May 31, 2000          $12.89          (0.11)            1.37            1.26           (0.02)
L Shares
                      Period Ended March 31, 2005      $ 9.49          (0.02)(a)         1.54(a)         1.52              --*
                      Year Ended May 31, 2004          $ 7.50          (0.01)(a)         2.06(a)         2.05           (0.06)
                      Year Ended May 31, 2003          $ 8.75          (0.01)           (1.24)          (1.25)             --
                      Year Ended May 31, 2002          $ 9.68           0.04            (0.97)          (0.93)             --
                      Year Ended May 31, 2001          $12.06          (0.16)           (1.11)          (1.27)             --
                      Year Ended May 31, 2000          $12.58          (0.32)            1.46            1.14              --

                       Distributions
                           from             Total
                         Realized       Dividends and
                       Capital Gains    Distributions
                       -------------    -------------
EMERGING GROWTH STOCK
T Shares
                              --               --
                              --               --
A Shares
                              --               --
                              --               --
L Shares
                              --               --
                              --               --
GROWTH AND INCOME FUN
T Shares
                           (0.38)           (0.56)
                              --            (0.13)
                              --            (0.12)
                              --            (0.08)
                           (0.43)           (0.51)
                           (1.12)           (1.22)
A Shares
                           (0.38)           (0.53)
                              --            (0.11)
                              --            (0.10)
                              --            (0.05)
                           (0.43)           (0.48)
                           (1.12)           (1.20)
L Shares
                           (0.38)           (0.42)
                              --            (0.02)
                              --            (0.02)
                              --               --
                           (0.43)           (0.43)
                           (1.12)           (1.12)
INTERNATIONAL EQUITY
T Shares
                              --            (0.11)
                              --            (0.14)
                              --            (0.06)
                              --               --
                           (1.11)           (1.15)
                           (1.66)           (1.73)
A Shares
                              --            (0.07)
                              --            (0.10)
                              --            (0.03)
                              --               --
                           (1.11)           (1.11)
                           (1.66)           (1.68)
L Shares
                              --               --*
                              --            (0.06)
                              --               --
                              --               --
                           (1.11)           (1.11)
                           (1.66)           (1.66)

                                                                   Ratio of         Ratio of Expenses to Average
Net Assets             Net Assets,        Ratio of Net          Net Investment         Net Assets (Excluding       Portfolio
Value, End    Total       End of          Expenses to          Income (Loss) to       Waivers, Reimbursements      Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++      and Expense Offset)++         Rate
----------   -------   ------------   --------------------   --------------------   ----------------------------   ---------
  $ 9.38      (2.29)%   $   20,494            1.23%                 (1.03)%                     1.51%                  64%
  $ 9.60      (4.00)%   $   12,891            1.22%                 (1.04)%                     1.69%                  11%
  $ 9.34      (2.61)%   $       86            1.59%                 (1.40)%                     6.91%                  64%
  $ 9.59      (4.10)%   $       39            1.65%                 (1.46)%                    13.36%+++               11%
  $ 9.29      (3.03)%   $       34            2.11%                 (1.92)%                    13.65%                  64%
  $ 9.58      (5.52)%   $       34            2.11%                 (1.95)%                    18.36%+++               11%
  $16.07      12.98%    $1,010,717            0.96%                  1.23%                      0.96%                  44%
  $14.72      21.76%    $  782,665            1.00%                  1.03%                      1.00%                  51%
  $12.21     (10.58)%   $  598,862            0.99%                  1.05%                      0.99%                  52%
  $13.80      (7.80)%   $  792,557            0.99%                  0.63%                      0.99%                  68%
  $15.05       0.11%    $  867,664            0.99%                  0.49%                      0.99%                  73%
  $15.53       4.11%    $  885,109            1.01%                  0.76%                      1.01%                  53%
  $16.21      12.86%    $   44,743            1.18%                  0.97%                      1.23%                  44%
  $14.83      21.45%    $   45,808            1.18%                  0.84%                      1.36%                  51%
  $12.31     (10.74)%   $   36,305            1.18%                  0.88%                      1.38%                  52%
  $13.91      (7.97)%   $   36,789            1.18%                  0.44%                      1.36%                  68%
  $15.17      (0.07)%   $   40,174            1.18%                  0.30%                      1.35%                  73%
  $15.65       3.92%    $   42,666            1.18%                  0.58%                      1.31%                  53%
  $15.89      12.12%    $   88,741            1.93%                  0.23%                      1.99%                  44%
  $14.54      20.58%    $   97,899            1.93%                  0.09%                      2.17%                  51%
  $12.08     (11.41)%   $   74,261            1.93%                  0.11%                      2.20%                  52%
  $13.66      (8.69)%   $   94,671            1.93%                 (0.29)%                     2.16%                  68%
  $14.96      (0.77)%   $   78,376            1.93%                 (0.45)%                     2.14%                  73%
  $15.49       3.11%    $   62,462            1.93%                 (0.14)%                     2.18%                  53%
  $11.77      17.09%    $  480,731            1.38%                  0.85%                      1.38%                  39%
  $10.15      28.64%    $  332,180            1.41%                  1.08%                      1.41%                  58%
  $ 8.00     (13.40)%   $  191,041            1.46%                  0.83%                      1.46%                  89%
  $ 9.31      (8.64)%   $  252,991            1.48%                  0.48%                      1.48%                 102%
  $10.19     (10.79)%   $  208,120            1.45%                  0.50%                      1.45%                  68%
  $12.56      10.58%    $  299,100            1.48%                  0.59%                      1.48%                 179%
  $11.64      16.78%    $    8,480            1.72%                  0.47%                      1.75%                  39%
  $10.03      29.97%    $    7,056            1.83%                  0.46%                      2.06%                  58%
  $ 7.92     (13.70)%   $    6,408            1.83%                  0.59%                      2.22%                  89%
  $ 9.21      (8.90)%   $    5,272            1.83%                 (0.21)%                     2.08%                 102%
  $10.11     (11.13)%   $    7,517            1.79%                  0.18%                      1.97%                  68%
  $12.47      10.15%    $   10,462            1.83%                  0.33%                      1.95%                 179%
  $11.01      16.03%    $    8,248            2.40%                 (0.21)%                     2.45%                  39%
  $ 9.49      27.32%    $    7,606            2.53%                 (0.15)%                     2.86%                  58%
  $ 7.50     (14.29)%   $    5,678            2.53%                 (0.17)%                     3.03%                  89%
  $ 8.75      (9.61)%   $    6,567            2.53%                 (0.73)%                     2.93%                 102%
  $ 9.68     (11.71)%   $    7,765            2.48%                 (0.51)%                     2.57%                  68%
  $12.06       9.38%    $   10,891            2.53%                 (0.38)%                     2.74%                 179%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC EQUITY FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                      Net Asset                      Net Realized                     Dividends
                                                       Value,           Net         and Unrealized                       from
                                                      Beginning     Investment      Gains (Losses)    Total From    Net Investment
                                                      of Period    Income (Loss)    on Investments    Operations        Income
                                                      ---------    -------------    --------------    ----------    --------------
INTERNATIONAL EQUITY INDEX FUND
T Shares
                      Period Ended March 31, 2005      $11.11           0.08(a)          1.88(a)         1.96           (0.24)
                      Year Ended May 31, 2004          $ 8.39           0.14(a)          2.71(a)         2.85           (0.13)
                      Year Ended May 31, 2003          $ 9.76           0.10(a)         (1.43)(a)       (1.33)          (0.04)
                      Year Ended May 31, 2002          $11.18           0.04            (1.43)          (1.39)          (0.03)
                      Year Ended May 31, 2001          $13.97           0.06            (2.69)          (2.63)          (0.07)
                      Year Ended May 31, 2000          $11.82           0.16             2.13            2.29           (0.03)
A Shares
                      Period Ended March 31, 2005      $10.93           0.04(a)          1.84(a)         1.88           (0.12)
                      Year Ended May 31, 2004          $ 8.28           0.07(a)          2.68(a)         2.75           (0.10)
                      Year Ended May 31, 2003          $ 9.64           0.10(a)         (1.45)(a)       (1.35)          (0.01)
                      Year Ended May 31, 2002          $11.05          (0.02)           (1.38)          (1.40)          (0.01)
                      Year Ended May 31, 2001          $13.80          (0.01)           (2.65)          (2.66)             --
                      Year Ended May 31, 2000          $11.70          (0.11)            2.32            2.21              --
L Shares
                      Period Ended March 31, 2005      $10.69          (0.02)(a)         1.80(a)         1.78           (0.10)
                      Year Ended May 31, 2004          $ 8.10           0.02(a)          2.62(a)         2.64           (0.05)
                      Year Ended May 31, 2003          $ 9.48           0.01(a)         (1.39)(a)       (1.38)             --
                      Year Ended May 31, 2002          $10.93          (0.12)           (1.33)          (1.45)             --
                      Year Ended May 31, 2001          $13.74          (0.06)           (2.66)          (2.72)             --
                      Year Ended May 31, 2000          $11.73           0.08             2.04            2.12              --
LIFE VISION AGGRESSIVE GROWTH FUND(D) (E)
T Shares
                      Period Ended March 31, 2005      $10.25           0.12             0.82            0.94           (0.12)
                      Year Ended May 31, 2004          $ 8.55           0.04(a)          1.70(a)         1.74           (0.04)**
                      Year Ended May 31, 2003          $ 9.57           0.03            (1.02)          (0.99)          (0.03)
                      Year Ended May 31, 2002          $10.31           0.02            (0.74)          (0.72)          (0.02)
                      Year Ended May 31, 2001          $11.61           0.11             0.23            0.34           (0.12)
                      Year Ended May 31, 2000          $11.31           0.05             0.74            0.79           (0.05)
A Shares
                      Period Ended March 31, 2005      $10.23           0.09             0.82            0.91           (0.09)
                      Period Ended May 31, 2004(f)     $ 9.46          (0.01)(a)         0.81(a)         0.80           (0.03)
B Shares
                      Period Ended March 31, 2005      $10.18           0.06             0.80            0.86           (0.06)
                      Year Ended May 31, 2004          $ 8.53          (0.04)(a)         1.70(a)         1.66           (0.01)
                      Period Ended May 31, 2003(g)     $ 7.23          (0.01)            1.31            1.30              --
LIFE VISION CONSERVATIVE FUND(D) (E)
T Shares
                      Period Ended March 31, 2005      $10.87           0.28             0.28            0.56           (0.30)
                      Period Ended May 31, 2004(h)     $10.71           0.15(a)          0.14(a)         0.29           (0.13)
A Shares
                      Period Ended March 31, 2005      $10.86           0.24             0.29            0.53           (0.26)
                      Period Ended May 31, 2004(i)     $10.68           0.12(a)          0.18(a)         0.30           (0.12)
B Shares
                      Period Ended March 31, 2005      $10.86           0.20             0.29            0.49           (0.22)
                      Year Ended May 31, 2004          $10.43           0.17(a)          0.39(a)         0.56           (0.13)
                      Period Ended May 31, 2003(g)     $10.00           0.01             0.42            0.43              --

                       Distributions
                           from             Total
                         Realized       Dividends and
                       Capital Gains    Distributions
                       -------------    -------------
INTERNATIONAL EQUITY
T Shares
                              --            (0.24)
                              --            (0.13)
                              --            (0.04)
                              --            (0.03)
                           (0.09)           (0.16)
                           (0.11)           (0.14)
A Shares
                              --            (0.12)
                              --            (0.10)
                              --            (0.01)
                              --            (0.01)
                           (0.09)           (0.09)
                           (0.11)           (0.11)
L Shares
                              --            (0.10)
                              --            (0.05)
                              --               --
                              --               --
                           (0.09)           (0.09)
                           (0.11)           (0.11)
LIFE VISION AGGRESSIV
T Shares
                              --            (0.12)
                              --            (0.04)**
                              --            (0.03)
                              --            (0.02)
                           (1.52)           (1.64)
                           (0.44)           (0.49)
A Shares
                              --            (0.09)
                              --            (0.03)
B Shares
                              --            (0.06)
                              --            (0.01)
                              --               --
LIFE VISION CONSERVAT
T Shares
                           (0.04)           (0.34)
                              --            (0.13)
A Shares
                           (0.04)           (0.30)
                              --            (0.12)
B Shares
                           (0.04)           (0.26)
                              --            (0.13)
                              --               --

                                                                   Ratio of         Ratio of Expenses to Average
Net Assets             Net Assets,        Ratio of Net          Net Investment         Net Assets (Excluding       Portfolio
Value, End    Total       End of          Expenses to          Income (Loss) to       Waivers, Reimbursements      Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++      and Expense Offset)++         Rate
----------   -------   ------------   --------------------   --------------------   ----------------------------   ---------
  $12.83      17.68%     $517,993             0.97%                  0.81%                      1.06%                  21%
  $11.11      34.07%     $351,163             0.98%                  1.38%                      1.07%                  10%
  $ 8.39     (13.63)%    $248,770             1.03%                  1.26%                      1.12%                  25%
  $ 9.76     (12.43)%    $287,944             1.04%                  0.63%                      1.12%                  35%
  $11.18     (18.90)%    $236,862             1.06%                  0.40%                      1.09%                  13%
  $13.97      19.36%     $340,853             1.07%                  0.83%                      1.18%                   9%
  $12.69      17.22%     $  7,600             1.36%                  0.38%                      1.45%                  21%
  $10.93      33.26%     $ 15,037             1.49%                  0.73%                      1.61%                  10%
  $ 8.28     (14.03)%    $  9,877             1.49%                  1.33%                      1.87%                  25%
  $ 9.64     (12.65)%    $  3,222             1.49%                 (0.12)%                     1.90%                  35%
  $11.05     (19.31)%    $  3,451             1.46%                  0.05%                      1.83%                  13%
  $13.80      18.86%     $  4,563             1.47%                  0.07%                      1.79%                   9%
  $12.37      16.62%     $  5,763             1.99%                 (0.24)%                     2.12%                  21%
  $10.69      32.60%     $  5,208             2.14%                  0.25%                      2.54%                  10%
  $ 8.10     (14.56)%    $  3,093             2.14%                  0.18%                      2.82%                  25%
  $ 9.48     (13.27)%    $  3,505             2.14%                 (0.68)%                     2.26%                  35%
  $10.93     (19.84)%    $  4,731             2.10%                 (0.61)%                     2.15%                  13%
  $13.74      18.04%     $  5,853             2.12%                 (0.36)%                     2.61%                   9%
  $11.07       9.15%     $ 43,283             0.21%                  1.32%                      0.34%                  29%
  $10.25      20.34%     $ 38,468             0.25%                  0.39%                      0.39%                  44%
  $ 8.55     (10.36)%    $ 28,681             0.25%                  0.33%                      0.40%                  50%
  $ 9.57      (6.96)%    $ 34,398             0.25%                  0.17%                      0.41%                 101%
  $10.31       3.07%     $ 23,936             0.25%                  1.05%                      0.43%                 202%
  $11.61       7.25%     $ 18,412             0.25%                  0.48%                      0.44%                 183%
  $11.05       8.90%     $  2,080             0.55%                  1.20%                      1.01%                  29%
  $10.23       8.43%     $    867             0.51%                 (0.24)%                     5.15%                  44%
  $10.98       8.44%     $  5,452             1.03%                  0.53%                      1.40%                  29%
  $10.18      19.49%     $  4,367             1.00%                 (0.36)%                     1.95%                  44%
  $ 8.53      18.03%     $  1,052             0.89%                 (0.86)%                     1.36%                  50%
  $11.09       5.18%     $    414             0.17%                  3.29%                      1.52%                 121%
  $10.87       2.68%     $     30             0.25%                  2.41%                     85.33%+++              138%
  $11.09       4.88%     $    606             0.56%                  2.61%                      1.51%                 121%
  $10.86       2.82%     $    474             0.57%                  2.06%                      4.00%                 138%
  $11.09       4.50%     $  5,635             0.96%                  2.22%                      1.67%                 121%
  $10.86       5.38%     $  5,012             0.95%                  1.54%                      1.81%                 138%
  $10.43       4.30%     $    800             0.92%                  0.85%                      1.39%                 160%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC EQUITY FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                  Net Asset                      Net Realized                   Dividends      Distributions
                                    Value,           Net        and Unrealized                     from            from
                                  Beginning      Investment     Gains (Losses)   Total From   Net Investment     Realized
                                  of Period     Income (Loss)   on Investments   Operations       Income       Capital Gains
                                 ------------   -------------   --------------   ----------   --------------   -------------
LIFE VISION GROWTH AND INCOME FUND (D) (E)
T Shares
  Period Ended March 31, 2005       $10.76            0.16           0.67           0.83          (0.18)              --
  Year Ended May 31, 2004           $ 9.33            0.14(a)        1.43(a)        1.57          (0.14)              --
  Year Ended May 31, 2003           $ 9.98            0.13          (0.65)         (0.52)         (0.13)              --
  Year Ended May 31, 2002           $10.42            0.12          (0.43)         (0.31)         (0.13)              --
  Year Ended May 31, 2001           $10.50            0.24           0.40           0.64          (0.25)           (0.47)
  Year Ended May 31, 2000           $10.33            0.07           0.52           0.59          (0.17)           (0.25)
A Shares
  Period Ended March 31, 2005       $10.75            0.13           0.66           0.79          (0.15)              --
  Period Ended May 31, 2004 (j)     $10.18            0.06(a)        0.58(a)        0.64          (0.07)              --
B Shares
  Period Ended March 31, 2005       $10.74            0.08           0.67           0.75          (0.10)              --
  Year Ended May 31, 2004           $ 9.34            0.07(a)        1.42(a)        1.49          (0.09)              --
  Period Ended May 31, 2003 (g)     $ 8.10            0.02           1.24           1.26          (0.02)              --
LIFE VISION MODERATE GROWTH FUND (D) (E)
T Shares
  Period Ended March 31, 2005       $10.06            0.20           0.50           0.70          (0.22)           (0.05)
  Year Ended May 31, 2004           $ 9.02            0.16(a)        1.04(a)        1.20          (0.16)              --
  Year Ended May 31, 2003           $ 9.40            0.16          (0.38)         (0.22)         (0.16)              --
  Year Ended May 31, 2002           $ 9.73            0.17          (0.32)         (0.15)         (0.18)              --
  Year Ended May 31, 2001           $10.61            0.32           0.20           0.52          (0.34)           (1.06)
  Year Ended May 31, 2000           $10.80            0.33           0.13           0.46          (0.21)           (0.44)
A Shares
  Period Ended March 31, 2005       $10.05            0.17           0.50           0.67          (0.19)           (0.05)
  Period Ended May 31, 2004 (k)     $ 9.58            0.10(a)        0.45(a)        0.55          (0.08)              --
B Shares
  Period Ended March 31, 2005       $10.03            0.13           0.50           0.63          (0.15)           (0.05)
  Year Ended May 31, 2004           $ 9.00            0.09(a)        1.04(a)        1.13          (0.10)              --
  Period Ended May 31, 2003 (g)     $ 8.05            0.03           0.95           0.98          (0.03)              --
MID-CAP EQUITY FUND
T Shares
  Period Ended March 31, 2005       $10.32            0.07           1.70           1.77          (0.06)              --
  Year Ended May 31, 2004           $ 8.74            0.06(a)        1.57(a)        1.63          (0.05)              --
  Year Ended May 31, 2003           $ 9.79           (0.03)(a)      (1.02)(a)***   (1.05)***         --               --
  Year Ended May 31, 2002           $10.95            0.01          (1.17)         (1.16)            --               --
  Year Ended May 31, 2001           $14.10           (0.03)         (0.61)         (0.64)            --            (2.51)
  Year Ended May 31, 2000           $12.68           (0.04)          2.32           2.28             --            (0.86)
A Shares
  Period Ended March 31, 2005       $ 9.92            0.02           1.64           1.66          (0.01)              --
  Year Ended May 31, 2004           $ 8.42            0.02(a)        1.51(a)        1.53          (0.03)              --
  Year Ended May 31, 2003           $ 9.47           (0.05)(a)      (1.00)(a)      (1.05)            --               --
  Year Ended May 31, 2002           $10.64           (0.03)         (1.14)         (1.17)            --               --
  Year Ended May 31, 2001           $13.82           (0.05)         (0.62)         (0.67)            --            (2.51)
  Year Ended May 31, 2000           $12.50           (0.19)          2.37           2.18             --            (0.86)
L Shares
  Period Ended March 31, 2005       $ 9.30            0.01           1.50           1.51             --               --
  Year Ended May 31, 2004           $ 7.92           (0.04)(a)       1.43(a)        1.39          (0.01)              --
  Year Ended May 31, 2003           $ 8.97           (0.10)(a)      (0.95)(a)      (1.05)            --               --
  Year Ended May 31, 2002           $10.14            0.02          (1.19)         (1.17)            --               --
  Year Ended May 31, 2001           $13.35           (0.07)         (0.63)         (0.70)            --            (2.51)
  Year Ended May 31, 2000           $12.17           (0.22)          2.26           2.04             --            (0.86)


                                      Total
                                  Dividends and
                                  Distributions
                                  -------------
LIFE VISION GROWTH AND INCOME FU
T Shares
  Period Ended March 31, 2005         (0.18)
  Year Ended May 31, 2004             (0.14)
  Year Ended May 31, 2003             (0.13)
  Year Ended May 31, 2002             (0.13)
  Year Ended May 31, 2001             (0.72)
  Year Ended May 31, 2000             (0.42)
A Shares
  Period Ended March 31, 2005         (0.15)
  Period Ended May 31, 2004 (j)       (0.07)
B Shares
  Period Ended March 31, 2005         (0.10)
  Year Ended May 31, 2004             (0.09)
  Period Ended May 31, 2003 (g)       (0.02)
LIFE VISION MODERATE GROWTH FUND
T Shares
  Period Ended March 31, 2005         (0.27)
  Year Ended May 31, 2004             (0.16)
  Year Ended May 31, 2003             (0.16)
  Year Ended May 31, 2002             (0.18)
  Year Ended May 31, 2001             (1.40)
  Year Ended May 31, 2000             (0.65)
A Shares
  Period Ended March 31, 2005         (0.24)
  Period Ended May 31, 2004 (k)       (0.08)
B Shares
  Period Ended March 31, 2005         (0.20)
  Year Ended May 31, 2004             (0.10)
  Period Ended May 31, 2003 (g)       (0.03)
MID-CAP EQUITY FUND
T Shares
  Period Ended March 31, 2005         (0.06)
  Year Ended May 31, 2004             (0.05)
  Year Ended May 31, 2003                --
  Year Ended May 31, 2002                --
  Year Ended May 31, 2001             (2.51)
  Year Ended May 31, 2000             (0.86)
A Shares
  Period Ended March 31, 2005         (0.01)
  Year Ended May 31, 2004             (0.03)
  Year Ended May 31, 2003                --
  Year Ended May 31, 2002                --
  Year Ended May 31, 2001             (2.51)
  Year Ended May 31, 2000             (0.86)
L Shares
  Period Ended March 31, 2005            --
  Year Ended May 31, 2004             (0.01)
  Year Ended May 31, 2003                --
  Year Ended May 31, 2002                --
  Year Ended May 31, 2001             (2.51)
  Year Ended May 31, 2000             (0.86)

                                                                   Ratio of         Ratio of Expenses to Average
Net Assets             Net Assets,          Ratio of            Net Investment         Net Assets (Excluding       Portfolio
Value, End    Total       End of        Net Expenses to        Income (Loss) to       Waivers, Reimbursements      Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++      and Expense Offset)++         Rate
----------   -------   ------------   --------------------   --------------------   ----------------------------   ---------
  $11.41       7.77%     $ 87,520             0.22%                  1.82%                      0.33%                  59%
  $10.76      16.92%     $ 75,083             0.25%                  1.38%                      0.36%                  97%
  $ 9.33      (5.16)%    $ 59,449             0.25%                  1.46%                      0.37%                 139%
  $ 9.98      (2.97)%    $ 77,395             0.25%                  1.25%                      0.39%                 166%
  $10.42       6.31%     $ 37,550             0.25%                  2.41%                      0.39%                 286%
  $10.50       5.81%     $ 30,473             0.25%                  1.77%                      0.42%                 189%
  $11.39       7.37%     $  3,575             0.57%                  1.55%                      0.91%                  59%
  $10.75       6.32%     $  1,426             0.56%                  1.04%                      1.95%                  97%
  $11.39       7.00%     $ 16,641             1.01%                  1.05%                      1.34%                  59%
  $10.74      15.99%     $ 13,060             1.00%                  0.63%                      1.61%                  97%
  $ 9.34      15.57%     $  2,017             0.90%                  0.39%                      1.34%                 139%
  $10.49       6.98%     $132,522             0.21%                  2.32%                      0.32%                  83%
  $10.06      13.35%     $121,659             0.25%                  1.65%                      0.36%                 109%
  $ 9.02      (2.21)%    $ 93,722             0.25%                  1.87%                      0.36%                 101%
  $ 9.40      (1.52)%    $ 88,592             0.25%                  1.81%                      0.36%                 202%
  $ 9.73       5.28%     $ 73,429             0.25%                  3.04%                      0.37%                 247%
  $10.61       4.46%     $ 69,622             0.25%                  2.19%                      0.37%                 151%
  $10.48       6.74%     $  8,161             0.47%                  2.13%                      0.87%                  83%
  $10.05       5.79%     $  3,541             0.55%                  1.49%                      1.27%                 109%
  $10.46       6.28%     $ 14,797             0.92%                  1.59%                      1.35%                  83%
  $10.03      12.66%     $ 13,236             1.00%                  0.91%                      1.56%                 109%
  $ 9.00      12.22%     $  2,691             0.91%                  0.93%                      1.34%                 101%
  $12.03      17.17%     $214,660             1.20%                  0.64%                      1.22%                  68%
  $10.32      18.70%     $177,128             1.23%                  0.64%                      1.26%                 126%
  $ 8.74     (10.73)%    $118,092             1.22%                 (0.31)%                     1.25%                 144%
  $ 9.79     (10.59)%    $171,813             1.22%                 (0.18)%                     1.24%                  87%
  $10.95      (6.92)%    $156,111             1.21%                 (0.24)%                     1.25%                 100%
  $14.10      19.10%     $206,545             1.17%                    --                       1.25%                 131%
  $11.57      16.79%     $ 14,556             1.63%                  0.21%                      1.68%                  68%
  $ 9.92      18.16%     $ 17,125             1.68%                  0.20%                      1.87%                 126%
  $ 8.42     (11.09)%    $ 12,137             1.68%                 (0.68)%                     1.92%                 144%
  $ 9.47     (11.00)%    $ 10,766             1.68%                 (0.63)%                     1.89%                  87%
  $10.64      (7.34)%    $ 12,316             1.66%                 (0.69)%                     1.86%                 100%
  $13.82      18.55%     $ 14,513             1.62%                 (0.43)%                     1.81%                 131%
  $10.81      16.24%     $ 14,557             2.21%                 (0.37)%                     2.28%                  68%
  $ 9.30      17.51%     $ 15,998             2.28%                 (0.41)%                     2.54%                 126%
  $ 7.92     (11.71)%    $ 12,013             2.28%                 (1.33)%                     2.60%                 144%
  $ 8.97     (11.54)%    $ 13,937             2.28%                 (1.23)%                     2.50%                  87%
  $10.14      (7.88)%    $ 12,910             2.26%                 (1.29)%                     2.46%                 100%
  $13.35      17.87%     $ 14,588             2.22%                 (1.05)%                     2.44%                 131%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC EQUITY FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                      Net Asset                        Net Realized                     Dividends
                                        Value,            Net         and Unrealized                       from
                                     Beginning of     Investment      Gains (Losses)    Total From    Net Investment
                                        Period       Income (Loss)    on Investments    Operations        Income
                                     ------------    -------------    --------------    ----------    --------------
MID-CAP VALUE EQUITY FUND
T Shares
  Period Ended March 31, 2005           $10.95            0.11             1.33            1.44           (0.12)
  Year Ended May 31, 2004               $ 8.62            0.05(a)          2.33(a)         2.38           (0.05)
  Year Ended May 31, 2003               $10.95            0.05            (2.16)          (2.11)          (0.04)
  Period Ended May 31, 2002 (l)         $10.00            0.02             0.94            0.96           (0.01)
A Shares
  Period Ended March 31, 2005           $10.94            0.08             1.31            1.39           (0.09)
  Period Ended May 31, 2004 (m)         $ 9.39            0.02(a)          1.55(a)         1.57           (0.02)
L Shares
  Period Ended March 31, 2005           $10.90            0.04             1.32            1.36           (0.05)
  Year Ended May 31, 2004               $ 8.58           (0.01)(a)         2.33(a)         2.32              --*
  Year Ended May 31, 2003               $10.92            0.01            (2.16)          (2.15)          (0.01)
  Period Ended May 31, 2002 (l)         $10.00           (0.01)            0.93            0.92              --
SMALL CAP GROWTH STOCK FUND
T Shares
  Period Ended March 31, 2005           $20.25           (0.08)(a)         2.27(a)         2.19              --
  Year Ended May 31, 2004               $15.19           (0.16)(a)         5.22(a)         5.06              --
  Year Ended May 31, 2003               $17.28           (0.12)(a)        (1.72)(a)       (1.84)             --
  Year Ended May 31, 2002               $18.37              --            (1.02)          (1.02)             --
  Year Ended May 31, 2001               $18.30           (0.18)            1.71            1.53              --
  Year Ended May 31, 2000               $14.55           (0.08)            4.02            3.94              --
A Shares
  Period Ended March 31, 2005           $19.92           (0.14)(a)         2.23(a)         2.09              --
  Year Ended May 31, 2004               $15.00           (0.22)(a)         5.14(a)         4.92              --
  Year Ended May 31, 2003               $17.12           (0.17)(a)        (1.70)(a)       (1.87)             --
  Year Ended May 31, 2002               $18.26           (0.17)           (0.90)          (1.07)             --
  Year Ended May 31, 2001               $18.27           (0.59)            2.04            1.45              --
  Period Ended May 31, 2000 (n)         $16.46           (0.07)            1.88            1.81              --
L Shares
  Period Ended March 31, 2005           $19.06           (0.23)(a)         2.13(a)         1.90              --
  Year Ended May 31, 2004               $14.45           (0.34)(a)         4.95(a)         4.61              --
  Year Ended May 31, 2003               $16.62           (0.26)(a)        (1.66)(a)       (1.92)             --
  Year Ended May 31, 2002               $17.85           (0.02)           (1.14)          (1.16)             --
  Year Ended May 31, 2001               $18.00           (0.25)            1.56            1.31              --
  Year Ended May 31, 2000               $14.46           (0.04)            3.77            3.73              --
SMALL CAP VALUE EQUITY FUND
T Shares
  Period Ended March 31, 2005           $18.26            0.04(a)          3.15(a)         3.19           (0.06)
  Year Ended May 31, 2004               $13.73            0.06(a)          4.53(a)         4.59           (0.06)
  Year Ended May 31, 2003               $14.54            0.08            (0.82)          (0.74)          (0.07)
  Year Ended May 31, 2002               $12.21            0.08             2.35            2.43           (0.10)
  Year Ended May 31, 2001               $ 9.13            0.17             3.07            3.24           (0.16)
  Year Ended May 31, 2000               $ 9.70            0.13            (0.59)          (0.46)          (0.11)
A Shares
  Period Ended March 31, 2005           $18.18           (0.01)(a)         3.13(a)         3.12           (0.02)
  Period Ended May 31, 2004 (o)         $15.75            0.03(a)          2.41(a)         2.44           (0.01)
L Shares
  Period Ended March 31, 2005           $17.91           (0.01)(a)         3.09(a)         3.08           (0.01)
  Year Ended May 31, 2004               $13.55           (0.10)(a)         4.46(a)         4.36              --*
  Year Ended May 31, 2003               $14.43           (0.04)           (0.84)          (0.88)             --
  Year Ended May 31, 2002               $12.15              --             2.29            2.29           (0.01)
  Year Ended May 31, 2001               $ 9.10            0.07             3.04            3.11           (0.06)
  Year Ended May 31, 2000               $ 9.65              --            (0.54)          (0.54)          (0.01)

                                      Distributions
                                          from             Total
                                        Realized       Dividends and
                                      Capital Gains    Distributions
                                      -------------    -------------
MID-CAP VALUE EQUITY FUND
T Shares
  Period Ended March 31, 2005                --            (0.12)
  Year Ended May 31, 2004                    --            (0.05)
  Year Ended May 31, 2003                 (0.18)           (0.22)
  Period Ended May 31, 2002 (l)              --            (0.01)
A Shares
  Period Ended March 31, 2005                --            (0.09)
  Period Ended May 31, 2004 (m)              --            (0.02)
L Shares
  Period Ended March 31, 2005                --            (0.05)
  Year Ended May 31, 2004                    --               --*
  Year Ended May 31, 2003                 (0.18)           (0.19)
  Period Ended May 31, 2002 (l)              --               --
SMALL CAP GROWTH STOCK FUND
T Shares
  Period Ended March 31, 2005             (2.45)           (2.45)
  Year Ended May 31, 2004                    --               --
  Year Ended May 31, 2003                 (0.25)           (0.25)
  Year Ended May 31, 2002                 (0.07)           (0.07)
  Year Ended May 31, 2001                 (1.46)           (1.46)
  Year Ended May 31, 2000                 (0.19)           (0.19)
A Shares
  Period Ended March 31, 2005             (2.45)           (2.45)
  Year Ended May 31, 2004                    --               --
  Year Ended May 31, 2003                 (0.25)           (0.25)
  Year Ended May 31, 2002                 (0.07)           (0.07)
  Year Ended May 31, 2001                 (1.46)           (1.46)
  Period Ended May 31, 2000 (n)              --               --
L Shares
  Period Ended March 31, 2005             (2.45)           (2.45)
  Year Ended May 31, 2004                    --               --
  Year Ended May 31, 2003                 (0.25)           (0.25)
  Year Ended May 31, 2002                 (0.07)           (0.07)
  Year Ended May 31, 2001                 (1.46)           (1.46)
  Year Ended May 31, 2000                 (0.19)           (0.19)
SMALL CAP VALUE EQUITY FUND
T Shares
  Period Ended March 31, 2005             (1.53)           (1.59)
  Year Ended May 31, 2004                    --            (0.06)
  Year Ended May 31, 2003                    --            (0.07)
  Year Ended May 31, 2002                    --            (0.10)
  Year Ended May 31, 2001                    --            (0.16)
  Year Ended May 31, 2000                    --            (0.11)
A Shares
  Period Ended March 31, 2005             (1.53)           (1.55)
  Period Ended May 31, 2004 (o)              --            (0.01)
L Shares
  Period Ended March 31, 2005             (1.53)           (1.54)
  Year Ended May 31, 2004                    --               --*
  Year Ended May 31, 2003                    --               --
  Year Ended May 31, 2002                    --            (0.01)
  Year Ended May 31, 2001                    --            (0.06)
  Year Ended May 31, 2000                    --            (0.01)

                                                                   Ratio of Net      Ratio of Expenses to Average
    Net Assets             Net Assets,        Ratio of Net       Investment Income      Net Assets (Excluding       Portfolio
    Value, End    Total       End of          Expenses to        (Loss) to Average     Waivers, Reimbursements      Turnover
    of Period    Return+   Period (000)   Average Net Assets++     Net Assets++         and Expense Offset)++         Rate
    ----------   -------   ------------   --------------------   -----------------   ----------------------------   ---------
      $12.27      13.25%     $209,088             1.22%                 1.19%                   1.32%                  117%
      $10.95      27.71%     $147,185             1.26%                 0.53%                   1.36%                   95%
      $ 8.62     (19.05)%    $ 99,854             1.25%                 0.63%                   1.35%                   71%
      $10.95       9.65%     $174,859             1.27%                 0.29%                   1.37%                   30%
      $12.24      12.73%     $  1,724             1.62%                 0.74%                   1.93%                  117%
      $10.94      16.73%     $    610             1.60%                 0.24%                   4.23%                   95%
      $12.21      12.47%     $  6,888             1.91%                 0.54%                   2.39%                  117%
      $10.90      27.06%     $  7,880             1.90%                (0.11)%                  2.74%                   95%
      $ 8.58     (19.58)%    $  5,744             1.90%                 0.03%                   2.85%                   71%
      $10.92       9.24%     $  5,465             1.89%                (0.31)%                  2.72%                   30%
      $19.99      10.60%     $940,775             1.22%                (0.46)%                  1.22%                   70%
      $20.25      33.31%     $789,650             1.25%                (0.83)%                  1.25%                  107%
      $15.19     (10.50)%    $567,714             1.24%                (0.87)%                  1.24%                   96%
      $17.28      (5.55)%    $593,211             1.25%                (1.01)%                  1.25%                  100%
      $18.37       8.33%     $508,857             1.24%                (0.95)%                  1.25%                  112%
      $18.30      27.24%     $431,478             1.20%                (0.86)%                  1.23%                  110%
      $19.56      10.26%     $ 38,954             1.61%                (0.84)%                  1.73%                   70%
      $19.92      32.80%     $ 40,590             1.61%                (1.20)%                  1.88%                  107%
      $15.00     (10.77)%    $ 21,887             1.61%                (1.23)%                  1.93%                   96%
      $17.12      (5.86)%    $ 24,978             1.61%                (1.37)%                  1.88%                  100%
      $18.26       7.89%     $ 28,933             1.60%                (1.33)%                  1.87%                  112%
      $18.27      11.00%     $ 39,865             1.55%                (1.26)%                  1.79%                  110%
      $18.51       9.71%     $ 35,322             2.22%                (1.46)%                  2.24%                   70%
      $19.06      31.90%     $ 40,354             2.31%                (1.90)%                  2.40%                  107%
      $14.45     (11.40)%    $ 25,601             2.31%                (1.93)%                  2.46%                   96%
      $16.62      (6.50)%    $ 29,457             2.31%                (2.07)%                  2.41%                  100%
      $17.85       7.19%     $ 26,941             2.29%                (2.01)%                  2.39%                  112%
      $18.00      25.95%     $ 23,228             2.25%                (1.92)%                  2.42%                  110%
      $19.86      17.57%     $726,904             1.21%                 0.22%                   1.21%                   17%
      $18.26      33.56%     $682,567             1.25%                 0.38%                   1.25%                   44%
      $13.73      (5.09)%    $518,468             1.24%                 0.64%                   1.24%                   29%
      $14.54      20.06%     $614,199             1.25%                 0.67%                   1.25%                   29%
      $12.21      35.90%     $401,900             1.25%                 1.72%                   1.25%                   86%
      $ 9.13      (4.72)%    $212,074             1.22%                 1.31%                   1.25%                   65%
      $19.75      17.26%     $  4,616             1.47%                (0.05)%                  1.61%                   17%
      $18.18      15.51%     $  4,088             1.55%                 0.30%                   2.15%                   44%
      $19.45      17.27%     $ 43,664             1.50%                (0.07)%                  2.25%                   17%
      $17.91      32.20%     $ 46,192             2.26%                (0.64)%                  2.45%                   44%
      $13.55      (6.10)%    $ 34,064             2.31%                (0.40)%                  2.50%                   29%
      $14.43      18.92%     $ 32,708             2.31%                (0.38)%                  2.52%                   29%
      $12.15      34.30%     $ 11,167             2.30%                 0.63%                   2.66%                   86%
      $ 9.10      (5.65)%    $  8,596             2.27%                 0.21%                   2.56%                   65%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC EQUITY FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                      Net Asset                        Net Realized                     Dividends
                                        Value,            Net         and Unrealized                       from
                                     Beginning of     Investment      Gains (Losses)    Total From    Net Investment
                                        Period       Income (Loss)    on Investments    Operations        Income
                                     ------------    -------------    --------------    ----------    --------------
STRATEGIC QUANTITATIVE EQUITY FUND
T Shares
  Period Ended March 31, 2005           $12.08           (0.02)(a)         1.91(a)         1.89              --
  Period Ended May 31, 2004 (p)         $10.00           (0.02)(a)         2.35(a)         2.33              --
A Shares
  Period Ended March 31, 2005           $12.05           (0.05)(a)         1.90(a)         1.85              --
  Period Ended May 31, 2004 (q)         $11.35           (0.05)(a)         1.00(a)         0.95              --
L Shares
  Period Ended March 31, 2005           $12.00           (0.13)(a)         1.88(a)         1.75              --
  Period Ended May 31, 2004 (r)         $11.64           (0.11)(a)         0.72(a)         0.61              --
TAX SENSITIVE GROWTH STOCK FUND
T Shares
  Period Ended March 31, 2005           $23.31            0.10(a)          0.77(a)         0.87           (0.04)
  Year Ended May 31, 2004               $20.78           (0.06)(a)         2.59(a)         2.53              --
  Year Ended May 31, 2003               $23.25              --(a)         (2.47)(a)       (2.47)             --
  Year Ended May 31, 2002               $26.74           (0.02)           (3.47)          (3.49)             --
  Year Ended May 31, 2001               $33.10           (0.03)           (6.33)          (6.36)             --
  Year Ended May 31, 2000               $29.96            0.02             3.12            3.14              --
A Shares
  Period Ended March 31, 2005           $23.26            0.03(a)          0.77(a)         0.80           (0.04)
  Period Ended May 31, 2004 (s)         $22.32           (0.10)(a)         1.04(a)         0.94              --
L Shares
  Period Ended March 31, 2005           $22.04           (0.09)(a)         0.72(a)         0.63              --
  Year Ended May 31, 2004               $19.85           (0.29)(a)         2.48(a)         2.19              --
  Year Ended May 31, 2003               $22.45           (0.20)(a)        (2.40)(a)       (2.60)             --
  Year Ended May 31, 2002               $26.10           (0.41)           (3.24)          (3.65)             --
  Year Ended May 31, 2001               $32.65           (0.36)           (6.19)          (6.55)             --
  Year Ended May 31, 2000               $29.85           (0.16)            2.96            2.80              --
VALUE INCOME STOCK FUND
T Shares
  Period Ended March 31, 2005           $11.47            0.15             1.15            1.30           (0.18)
  Year Ended May 31, 2004               $ 9.73            0.15(a)          1.74(a)         1.89           (0.15)
  Year Ended May 31, 2003               $11.05            0.15            (1.33)          (1.18)          (0.14)
  Year Ended May 31, 2002               $11.61            0.12            (0.56)          (0.44)          (0.12)
  Year Ended May 31, 2001               $10.38            0.19             1.24            1.43           (0.20)
  Year Ended May 31, 2000               $12.85            0.23            (1.49)          (1.26)          (0.22)
A Shares
  Period Ended March 31, 2005           $11.43            0.11             1.16            1.27           (0.14)
  Year Ended May 31, 2004               $ 9.70            0.11(a)          1.73(a)         1.84           (0.11)
  Year Ended May 31, 2003               $11.01            0.12            (1.32)          (1.20)          (0.11)
  Year Ended May 31, 2002               $11.58            0.08            (0.56)          (0.48)          (0.09)
  Year Ended May 31, 2001               $10.35            0.14             1.25            1.39           (0.16)
  Year Ended May 31, 2000               $12.81            0.19            (1.48)          (1.29)          (0.18)
L Shares
  Period Ended March 31, 2005           $11.31            0.03             1.15            1.18           (0.06)
  Year Ended May 31, 2004               $ 9.60            0.03(a)          1.72(a)         1.75           (0.04)
  Year Ended May 31, 2003               $10.90            0.05            (1.31)          (1.26)          (0.04)
  Year Ended May 31, 2002               $11.46              --            (0.55)          (0.55)          (0.01)
  Year Ended May 31, 2001               $10.24            0.04             1.26            1.30           (0.08)
  Year Ended May 31, 2000               $12.68            0.08            (1.44)          (1.36)          (0.09)

                                      Distributions
                                          from             Total
                                        Realized       Dividends and
                                      Capital Gains    Distributions
                                      -------------    -------------
STRATEGIC QUANTITATIVE EQUITY FUND
T Shares
  Period Ended March 31, 2005             (0.72)           (0.72)
  Period Ended May 31, 2004 (p)           (0.25)           (0.25)
A Shares
  Period Ended March 31, 2005             (0.72)           (0.72)
  Period Ended May 31, 2004 (q)           (0.25)           (0.25)
L Shares
  Period Ended March 31, 2005             (0.72)           (0.72)
  Period Ended May 31, 2004 (r)           (0.25)           (0.25)
TAX SENSITIVE GROWTH STOCK FUND
T Shares
  Period Ended March 31, 2005                --            (0.04)
  Year Ended May 31, 2004                    --               --
  Year Ended May 31, 2003                    --               --
  Year Ended May 31, 2002                    --               --
  Year Ended May 31, 2001                    --               --
  Year Ended May 31, 2000                    --               --
A Shares
  Period Ended March 31, 2005                --            (0.04)
  Period Ended May 31, 2004 (s)              --               --
L Shares
  Period Ended March 31, 2005                --               --
  Year Ended May 31, 2004                    --               --
  Year Ended May 31, 2003                    --               --
  Year Ended May 31, 2002                    --               --
  Year Ended May 31, 2001                    --               --
  Year Ended May 31, 2000                    --               --
VALUE INCOME STOCK FUND
T Shares
  Period Ended March 31, 2005                --            (0.18)
  Year Ended May 31, 2004                    --            (0.15)
  Year Ended May 31, 2003                    --            (0.14)
  Year Ended May 31, 2002                    --            (0.12)
  Year Ended May 31, 2001                    --            (0.20)
  Year Ended May 31, 2000                 (0.99)           (1.21)
A Shares
  Period Ended March 31, 2005                --            (0.14)
  Year Ended May 31, 2004                    --            (0.11)
  Year Ended May 31, 2003                    --            (0.11)
  Year Ended May 31, 2002                    --            (0.09)
  Year Ended May 31, 2001                    --            (0.16)
  Year Ended May 31, 2000                 (0.99)           (1.17)
L Shares
  Period Ended March 31, 2005                --            (0.06)
  Year Ended May 31, 2004                    --            (0.04)
  Year Ended May 31, 2003                    --            (0.04)
  Year Ended May 31, 2002                    --            (0.01)
  Year Ended May 31, 2001                    --            (0.08)
  Year Ended May 31, 2000                 (0.99)           (1.08)

                                                                   Ratio of Net      Ratio of Expenses to Average
    Net Assets             Net Assets,        Ratio of Net       Investment Income      Net Assets (Excluding       Portfolio
    Value, End    Total       End of          Expenses to        (Loss) to Average     Waivers, Reimbursements      Turnover
    of Period    Return+   Period (000)   Average Net Assets++     Net Assets++         and Expense Offset)++         Rate
    ----------   -------   ------------   --------------------   -----------------   ----------------------------   ---------
      $13.25      15.84%     $ 93,204             1.11%                (0.19)%                   1.26%                 346%
      $12.08      23.43%     $ 66,812             1.13%                (0.22)%                   1.33%                 344%
      $13.18      15.54%     $    407             1.39%                (0.47)%                   2.37%                 346%
      $12.05       8.48%     $    155             1.55%                (0.67)%                  10.70%+++              344%
      $13.03      14.76%     $  1,458             2.13%                (1.22)%                   2.39%                 346%
      $12.00       5.34%     $  1,573             2.30%                (1.42)%                   3.09%                 344%
      $24.14       3.74%     $ 98,982             1.22%                 0.52%                    1.25%                  51%
      $23.31      12.18%     $144,732             1.25%                (0.28)%                   1.25%                  49%
      $20.78     (10.62)%    $198,429             1.24%                (0.01)%                   1.24%                  58%
      $23.25     (13.05)%    $244,707             1.24%                (0.10)%                   1.24%                  69%
      $26.74     (19.21)%    $460,311             1.24%                (0.10)%                   1.25%                 103%
      $33.10      10.48%     $710,179             1.20%                 0.13%                    1.26%                  30%
      $24.02       3.42%     $    667             1.62%                 0.13%                    2.00%                  51%
      $23.26       4.21%     $    365             1.65%                (0.71)%                   4.48%+++               49%
      $22.67       2.86%     $ 67,950             2.23%                (0.47)%                   2.28%                  51%
      $22.04      11.03%     $ 92,966             2.31%                (1.34)%                   2.41%                  49%
      $19.85     (11.58)%    $110,085             2.31%                (1.07)%                   2.40%                  58%
      $22.45     (13.98)%    $167,973             2.31%                (1.16)%                   2.36%                  69%
      $26.10     (20.06)%    $233,496             2.30%                (1.15)%                   2.34%                 103%
      $32.65       9.38%     $290,595             2.25%                (0.91)%                   2.35%                  30%
      $12.59      11.42%     $792,677             0.86%                 1.52%                    0.86%                  87%
      $11.47      19.58%     $715,928             0.90%                 1.40%                    0.90%                  67%
      $ 9.73     (10.54)%    $681,899             0.89%                 1.68%                    0.89%                  46%
      $11.05      (3.68)%    $686,014             0.90%                 1.13%                    0.90%                  60%
      $11.61      14.09%     $704,842             0.90%                 1.70%                    0.90%                  77%
      $10.38     (10.52)%    $921,797             0.89%                 2.02%                    0.89%                  62%
      $12.56      11.18%     $ 75,462             1.20%                 1.18%                    1.20%                  87%
      $11.43      19.10%     $ 73,257             1.28%                 1.01%                    1.31%                  67%
      $ 9.70     (10.85)%    $ 65,294             1.28%                 1.29%                    1.32%                  46%
      $11.01      (4.14)%    $ 75,697             1.28%                 0.74%                    1.31%                  60%
      $11.58      13.63%     $ 85,584             1.28%                 1.31%                    1.31%                  77%
      $10.35     (10.83)%    $104,178             1.28%                 1.64%                    1.28%                  62%
      $12.43      10.46%     $ 53,147             1.88%                 0.49%                    1.89%                  87%
      $11.31      18.27%     $ 57,403             2.02%                 0.27%                    2.07%                  67%
      $ 9.60     (11.56)%    $ 49,007             2.02%                 0.55%                    2.10%                  46%
      $10.90      (4.82)%    $ 59,392             2.02%                   --%                    2.05%                  60%
      $11.46      12.85%     $ 65,895             2.01%                 0.59%                    2.05%                  77%
      $10.24     (11.50)%    $ 84,563             2.02%                 0.91%                    2.03%                  62%

      See notes to financial highlights and notes to financial statements.

NOTES TO FINANCIAL HIGHLIGHTS

*   Amount represents less than $0.005.

**  Includes return of capital of $0.003.

*** Includes redemption fees of $0.01.

****Effective June 1, 2004, the Balanced Fund adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 3.) The cumulative effect of this change in methodology was immaterial.

+ Total return excludes sales charge. Not annualized for periods less than one year.

++  Annualized for periods less than one year.

+++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(a) Per share data calculated using average shares outstanding method.

(b) Commenced operations on February 23, 2004.

(c) Commenced operations on February 27, 2004.

(d) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.

(e) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.

(f) Commenced operations on October 16, 2003.

(g) Commenced operations on March 11, 2003.

(h) Commenced operations on November 6, 2003.

(i) Commenced operations on November 11, 2003.

(j) Commenced operations on November 5, 2003.

(k) Commenced operations on October 10, 2003.

(l) Commenced operations on November 30, 2001.

(m) Commenced operations on October 27, 2003.

(n) Commenced operations on December 12, 1999.

(o) Commenced operations on October 9, 2003.

(p) Commenced operations on August 7, 2003.

(q) Commenced operations on October 8, 2003.

(r) Commenced operations on October 13, 2003.

(s) Commenced operations on October 14, 2003.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC EQUITY FUNDS  March 31, 2005

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 49 funds as of March 31, 2005. The financial statements presented herein are those of the Aggressive Growth Stock Fund, the Balanced Fund, the Capital Appreciation Fund, the Emerging Growth Stock Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Mid-Cap Equity Fund, the Mid-Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Strategic Quantitative Equity Fund, the Tax Sensitive Growth Stock Fund and the Value Income Stock Fund (each a "Fund" and collectively the "Funds"). The Funds may offer the following share classes: T Shares, A Shares and L Shares or B Shares. The Trust is authorized to issue an unlimited number of shares without par value. Shareholders have no preemptive rights. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

Effective April 30, 2004, the Small Cap Value Equity Fund was closed to new investors.

At a regular meeting of the Board of Trustees (the "Board") on February 15, 2005, the Board voted to change the fiscal and tax year ends of the Funds from May 31 to March 31.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Reorganizations

Aggressive Growth Stock Fund -- The Trust entered into an agreement and plan of reorganization on behalf of the Information and Technology Fund and the Aggressive Growth Stock Fund, that provides for the acquisition by the Aggressive Growth Stock Fund of all of the assets, subject to stated liabilities, of the Information and Technology Fund, in exchange for T Shares, A Shares, and L Shares of the Aggressive Growth Stock Fund, the distribution of such shares to the shareholders of the Information and Technology Fund and the dissolution of the Information and Technology Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on December 20, 2004 following approval by shareholders of the Information and Technology Fund at a special shareholder meeting. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                                     Before Reorganization          After Reorganization
                                                              -----------------------------------   --------------------
                                                              Information and   Aggressive Growth    Aggressive Growth
                                                              Technology Fund      Stock Fund            Stock Fund
                                                              ---------------   -----------------   --------------------
Shares......................................................      1,905,466          4,386,350            5,815,961
Net Assets..................................................    $14,935,816        $45,982,135          $60,917,951
Net Asset Value:
  T Shares..................................................    $      8.01        $     10.48          $     10.48
  A Shares..................................................    $      7.98        $     10.45          $     10.45
  L Shares..................................................    $      7.63        $     10.40          $     10.40
  Net unrealized appreciation...............................    $ 1,954,611        $ 3,927,078          $ 5,881,689

Growth and Income Fund -- The Trust entered into an agreement and plan of reorganization with the CCMI Funds pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the CCMI Funds were transferred to a corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was

STI CLASSIC EQUITY FUNDS  March 31, 2005

effective on March 21, 2005, following approval by shareholders of the CCMI Funds at a special shareholder meeting on March 18, 2004. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                                   Before Reorganization        After Reorganization
                                                              -------------------------------   --------------------
                                                                                  Growth and         Growth and
                                                              CCMI Equity Fund   Income Fund        Income Fund
                                                              ----------------   ------------   --------------------
Shares......................................................       7,387,034       55,660,341          62,266,100
Net Assets..................................................    $106,677,983     $898,832,391      $1,005,510,374
Net Asset Value:
  T Shares (a)..............................................                     $      16.15      $        16.15
  A Shares..................................................    $      14.44
  Net unrealized appreciation...............................    $ 23,786,949     $200,133,667      $  223,920,616

(a) Effective March 21, 2005 the CCMI Equity Fund Class A Shares merged into the Growth and Income Fund Class T Shares.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern
     Time), as provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' administrator shall seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures will be performed and monitored by a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds' administrator and may preauthorize the Funds' administrator to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser or sub-adviser does not pre-authorize the Fund's administrator to utilize a Fair Value Pricing Service, the adviser or sub-adviser will request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds ("Trigger Points"), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

     The assets of the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund consist of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values.

     Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, securities transactions are reported on trade date. Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

     Effective June 1, 2004, the Balanced Fund changed its amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of the accounting change had no impact on total net assets, but resulted in an increase in interest income of $96,628 and a decrease in unrealized appreciation/(depreciation) of $96,628. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting methodology.

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Redemption Fees -- The Funds may charge a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund. The International Equity Fund had

STI CLASSIC EQUITY FUNDS  March 31, 2005

     redemption fees for the period ended March 31, 2005, which are shown on the Statements of Changes in Net Assets.

     Foreign Currency Translation -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Forward Foreign Currency Contracts -- The International Equity and the International Equity Index Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of March 31, 2005, there were no open forward foreign currency contracts.

     TBA Purchase Commitments -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     Restricted Securities -- Certain of the Funds' investments are restricted as to resale. As of March 31, 2005, all of these restricted securities have been deemed liquid by the Funds' advisers based upon procedures approved by the Board.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     In addition to the Funds' direct expenses, shareholders of the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund (the "Life Vision Funds") also bear a proportionate share of the underlying Funds' expenses.

     Classes -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     Offering Costs -- Offering costs of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, which each commenced operations on February 23, 2004, include costs of printing initial prospectuses and registration fees are being amortized to expenses over twelve months.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Equity Funds, except for the International Equity and the International Equity Index Funds which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day. This does not apply to the International Equity Fund or International Equity Index Fund.

4. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

     Under terms of the agreements, the Funds are charged the following annual fees which are computed daily and paid monthly based upon average daily net assets:

                                           Maximum    Net    Net
                                            Annual    Fees   Fees
                                           Advisory   Paid   Paid
                                             Fee      2005   2004
                                           --------   ----   ----
      Aggressive Growth Stock Fund.......    1.25%    1.05%  1.10%
      Balanced Fund......................    0.95     0.92   0.92
      Capital Appreciation Fund..........    1.15     1.13   1.13
      Emerging Growth Stock Fund.........    1.25     1.10   1.10
      Growth and Income Fund.............    0.90     0.90   0.90
      International Equity Fund..........    1.25     1.25   1.25
      International Equity Index Fund....    0.90     0.81   0.81
      Life Vision Aggressive Growth
        Fund.............................    0.25     0.12   0.11
      Life Vision Conservative Fund......    0.25     0.11   0.10
      Life Vision Growth and Income
        Fund.............................    0.25     0.14   0.14
      Life Vision Moderate Growth Fund...    0.25     0.14   0.14
      Mid-Cap Equity Fund................    1.15     1.13   1.13
      Mid-Cap Value Equity Fund..........    1.25     1.15   1.15

                                           Maximum    Net    Net
                                            Annual    Fees   Fees
                                           Advisory   Paid   Paid
                                             Fee      2005   2004
                                           --------   ----   ----
      Small Cap Growth Stock Fund........    1.15     1.15   1.15
      Small Cap Value Equity Fund........    1.15     1.15   1.15
      Strategic Quantitative Equity
        Fund.............................    1.15     1.00   1.00
      Tax Sensitive Growth Stock Fund....    1.15     1.15   1.15
      Value Income Stock Fund............    0.80     0.80   0.80

     The Investment Adviser has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and BISYS Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement, under which the Administrator provides administrative, fund accounting and transfer agent services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,500 per class annum, applicable to each additional class of shares over 145 classes of shares.

     Prior to July 26, 2004, SEI Investments Global Funds Services ("SEI") served as the Administrator and provided administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion. For the period of June 1, 2004 to July 23, 2004, SEI received fees totaling $2,333,093 from the Trust for its services.

     Per the executed Master Services Agreement, BISYS Fund Services Ohio, Inc. has agreed to pay a total of $325,000 per annum towards the insurance premiums payable annually by the Trust and the STI Classic Variable Trust. $300,000 will be paid towards the premium for the Directors and Officers Liability/Errors and Omissions Insurance Policy, and $25,000 will be paid towards the premium for the Fidelity Bond Policy.

STI CLASSIC EQUITY FUNDS  March 31, 2005

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Agreement effective July 26, 2004. The Distributor will receive no fees for its distribution services under the agreement for the T Shares of any Fund. With respect to the A Shares, L Shares and B Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of L Shares and B Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class which are computed daily and paid monthly, as outlined in the table below:

                                                                          Maximum                       Maximum
                                            Maximum      Net     Net      L Share      Net     Net      B Share      Net     Net
                                            A Share      Fees    Fees   Distribution   Fees    Fees   Distribution   Fees    Fees
                                          Distribution   Paid    Paid       and        Paid    Paid       and        Paid    Paid
                                              Fee        2005    2004   Service Fee    2005    2004   Service Fee    2005    2004
                                          ------------   ----    ----   ------------   ----    ----   ------------   ----    ----
Aggressive Growth Stock Fund............      0.35%       --%    0.25%     1.00%       0.80%   0.70%      N/A        N/A     N/A
Balanced Fund...........................      0.28       0.25    0.11      1.00        0.98    0.94       N/A        N/A     N/A
Capital Appreciation Fund...............      0.68       0.66    0.58      1.00        0.99    0.94       N/A        N/A     N/A
Emerging Growth Stock Fund..............      0.35        --     0.25      1.00         --     0.70       N/A        N/A     N/A
Growth and Income Fund..................      0.25       0.20    0.07      1.00        0.94    0.76       N/A        N/A     N/A
International Equity Fund...............      0.33       0.30    0.11      1.00        0.95    0.68       N/A        N/A     N/A
International Equity Index Fund.........      0.38       0.38    0.35      1.00        0.96    0.69       N/A        N/A     N/A
Life Vision Aggressive Growth Fund......      0.50       0.17     --        N/A        N/A     N/A       1.00%       0.76%   0.19%
Life Vision Conservative Fund...........      0.40        --      --        N/A        N/A     N/A       1.00        0.73    0.29
Life Vision Growth and Income Fund......      0.50       0.27     --        N/A        N/A     N/A       1.00        0.78    0.50
Life Vision Moderate Growth Fund........      0.50       0.21     --        N/A        N/A     N/A       1.00        0.68    0.55
Mid-Cap Equity Fund.....................      0.43       0.40    0.26      1.00        0.95    0.77       N/A        N/A     N/A
Mid-Cap Value Equity Fund...............      0.40       0.19     --       1.00        0.62    0.26       N/A        N/A     N/A
Small Cap Growth Stock Fund.............      0.50       0.38    0.23      1.00        0.98    0.91       N/A        N/A     N/A
Small Cap Value Equity Fund.............      0.33       0.19     --       1.00        0.25    0.81       N/A        N/A     N/A
Strategic Quantitative Equity Fund......      0.25        --      --       1.00        0.89    0.44       N/A        N/A     N/A
Tax Sensitive Growth Stock Fund.........      0.40       0.05     --       1.00        0.98    0.91       N/A        N/A     N/A
Value Income Stock Fund.................      0.33       0.33    0.30      1.00        0.99    0.96       N/A        N/A     N/A

     The Distributor has voluntarily agreed to waive all or a portion of its fees. Fee waivers voluntary and may be terminated at any time.

     Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor. SEI Investments Distribution Co. had voluntarily agreed to waive all or a portion of its fees and to reimburse fund expenses.

     Transfer Agency Agreement -- The Trust and SunTrust Securities Inc. ("STS"), a wholly-owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides certain transfer agency account activity processing and servicing. The transfer agency service fees are based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are presented on the Statements of Operations as Transfer Agent Shareholder Servicing Fees.

     Prior to July 26, 2004, Federated Services Company provided transfer agency services to the Trust.

     Custodian Agreements -- SunTrust Bank acts as custodian for all of the Funds except the International Equity Fund and the International Equity Index Fund, which utilize Brown Brothers Harriman & Co. as custodian. Custodians are paid on the basis of the net assets and transaction costs of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

     Other -- Certain officers of the Trust are also officers of the Adviser, Administrator and/or the Distributor. Such officers (with the exception of the Chief Compliance Officer) receive no fees by the Trust for serving as officers of the Trust. Each of the eight trustees are compensated $43,000 ($344,000 total) and the Chairman of the Board receives $50,000 in meeting and retainer fees, plus the reimbursement for certain expenses incurred. Effective October 5, 2004, Trusco Capital Management, Inc. began providing an employee to serve as Chief Compliance Officer for the Trust and provide certain related services, and will receive an annual fee for this service of $120,000. In addition, BISYS provides an employee and staff to serve as an assistant to the Chief Compliance Officer for the Trust, including providing certain related services, and will receive a fee for these services of $150,000. Both fees are allocated across the assets of the Trust and the STI Classic Variable Trust. For the period ended March 31, 2005, the total related amounts paid by the Trust were $319,892.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc. to act as an agent in placing repurchase agreements for the Trust. For the period ended March 31, 2005, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements (in thousands):

                                                   2005    2004
                                                   Fees    Fees
                                                   ----    ----
      Aggressive Growth Stock Fund..............   $ 1     $--
      Balanced Fund.............................     3       2
      Capital Appreciation Fund.................    21      11
      Emerging Growth Stock Fund................    --      --
      Mid-Cap Equity Fund.......................     2       2
      Small Cap Growth Stock Fund...............     9       2
      Small Cap Value Equity Fund...............     3       6
      Strategic Quantitative Equity Fund........    --      --
      Tax Sensitive Growth Stock Fund...........     1       1
      Value Income Stock Fund...................    13      11

5. Investment Transactions

The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the period ended March 31, 2005, were as follows (in thousands):

                                                     Sales and
                                        Purchases    Maturities
                                        ----------   ----------
      Aggressive Growth Stock Fund....  $  60,233    $   18,374
      Balanced Fund...................    178,277       271,039
      Capital Appreciation Fund.......  1,404,003     1,204,932
      Emerging Growth Stock Fund......     17,784        10,396
      Growth and Income Fund..........    506,963       428,360
      International Equity Fund.......    227,225       157,229
      International Equity Index
        Fund..........................    130,299        88,246
      Life Vision Aggressive Growth
        Fund..........................     17,876        13,334
      Life Vision Conservative Fund...      7,991         7,080
      Life Vision Growth and Income
        Fund..........................     74,995        57,603
      Life Vision Moderate Growth
        Fund..........................    132,136       119,697
      Mid-Cap Equity Fund.............    144,070       152,252
      Mid-Cap Value Equity Fund.......    250,264       212,547
      Small Cap Growth Stock Fund.....    670,308       634,689
      Small Cap Value Equity Fund.....    130,978       207,559
      Strategic Quantitative Equity
        Fund..........................    295,584       281,894
      Tax Sensitive Growth Stock
        Fund..........................     97,653       170,684
      Value Income Stock Fund.........    743,713       759,510

The cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities for the Balanced Fund during the period ended March 31, 2005 in thousands was $196,680 and $171,223, respectively.

STI CLASSIC EQUITY FUNDS  March 31, 2005

6. Capital Share Transactions

Capital share transactions for the Funds were as follows (in thousands):

                                     Aggressive Growth                  Balanced                      Capital Appreciation
                                         Stock Fund                       Fund                                Fund
                                   ----------------------   ---------------------------------   ---------------------------------
                                   06/01/04-   02/23/04*-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
                                   03/31/05     05/31/04    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
                                   ---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions
T Shares(1)
  Proceeds from Shares Issued....   $40,408     $20,288     $ 35,927    $ 70,058    $ 64,673    $ 544,096   $279,768    $243,462
  Proceeds from Shares Issued in
    Acquisition..................     8,427          --           --          --          --           --         --          --
  Dividends Reinvested...........        --          --        5,707       3,612       4,061       18,371         --          --
  Cost of Shares Redeemed........    (7,169)       (115)     (91,992)    (64,462)    (75,973)    (304,351)  (253,060)   (237,698)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
      Change in Net Assets from T
        Shares Transactions......   $41,666     $20,173     $(50,358)   $  9,208    $ (7,239)   $ 258,116   $ 26,708    $  5,764
                                    -------     -------     --------    --------    --------    ---------   --------    --------
A Shares(2)
  Proceeds from Shares Issued....   $   115     $    48     $    958    $  2,139    $  1,079    $   9,187   $ 15,738    $ 23,224
  Proceeds from Shares Issued in
    Acquisition..................         7          --           --          --          --           --         --          --
  Dividends Reinvested...........        --          --          211         112         134        2,016         --          --
  Cost of Shares Redeemed........       (32)         --       (1,437)     (1,862)     (1,735)     (28,451)   (26,645)    (27,320)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
      Change in Net Assets from A
        Shares Transactions......   $    90     $    48     $   (268)   $    389    $   (522)   $ (17,248)  $(10,907)   $ (4,096)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
L Shares(3)
  Proceeds from Shares Issued....   $    --     $    72     $  1,374    $ 18,913    $ 16,361    $   2,626   $ 21,720    $ 22,663
  Proceeds from Shares Issued in
    Acquisition..................     6,502          --           --          --          --           --         --          --
  Dividends Reinvested...........        --          --          826         376         584        1,338         --          --
  Cost of Shares Redeemed........    (2,776)         (7)     (22,108)    (23,445)    (22,271)     (27,217)   (26,198)    (26,440)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
      Change in Net Assets from L
        Shares Transactions......   $ 3,726     $    65     $(19,908)   $ (4,156)   $ (5,326)   $ (23,253)  $ (4,478)   $ (3,777)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
Total Change from Capital
  Transactions...................   $45,482     $20,286     $(70,534)   $  5,441    $(13,087)   $ 217,615   $ 11,323    $ (2,109)
                                    =======     =======     ========    ========    ========    =========   ========    ========
Share Transactions:
T Shares(1)
  Issued.........................     3,857       2,062        2,927       5,833       5,631       44,144     23,848      23,181
  Issued in Acquisition..........       804          --           --          --          --           --         --          --
  Reinvested.....................        --          --          459         299         356        1,461         --          --
  Redeemed.......................      (744)        (12)      (7,420)     (5,342)     (6,654)     (24,695)   (21,521)    (22,631)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
      Change in T Shares
        Transactions.............     3,917       2,050       (4,034)        790        (667)      20,910      2,327         550
                                    -------     -------     --------    --------    --------    ---------   --------    --------
A Shares(2)
  Issued.........................        11           5           78         176          94          787      1,390       2,305
  Issued in Acquisition..........         1          --           --          --          --           --         --          --
  Reinvested.....................        --          --           17           9          12          168         --          --
  Redeemed.......................        (3)         --         (116)       (152)       (151)      (2,422)    (2,350)     (2,724)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
      Change in A Shares
        Transactions.............         9           5          (21)         33         (45)      (1,467)      (960)       (419)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
L Shares(3)
  Issued.........................        18           7          112       1,596       1,446          236      2,046       2,333
  Issued in Acquisition..........       624          --           --          --          --           --         --          --
  Reinvested.....................        --          --           67          31          52          117         --          --
  Redeemed.......................       (57)         --       (1,806)     (1,944)     (1,982)      (2,438)    (2,409)     (2,752)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
      Change in L Shares
        Transactions.............       585           7       (1,627)       (317)       (484)      (2,085)      (363)       (419)
                                    -------     -------     --------    --------    --------    ---------   --------    --------
Change in Share Transactions.....     4,511       2,062       (5,682)        506      (1,196)      17,358      1,004        (288)
                                    =======     =======     ========    ========    ========    =========   ========    ========

   Emerging Growth                   Growth and                         International
      Stock Fund                    Income Fund                          Equity Fund
----------------------   ----------------------------------   ---------------------------------
06/01/04-   02/23/04*-   06/01/04-    06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05     05/31/04     03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
---------   ----------   ----------   ---------   ---------   ---------   ---------   ---------
 $ 9,477     $13,349     $ 147,236    $ 187,428   $  97,378   $140,746    $144,029    $  86,628
      --          --       106,678           --          --         --          --           --
      --          --        17,106        2,566       2,307      1,260       1,379          611
  (1,743)       (221)     (114,963)    (136,004)   (200,850)   (50,085)    (54,870)    (108,037)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
 $ 7,734     $13,128     $ 156,057    $  53,990   $(101,165)  $ 91,921    $ 90,538    $ (20,798)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
 $    75     $    40     $   7,636    $  11,177   $  12,024   $  1,904    $ 16,666    $  14,843
      --          --            --           --          --         --          --           --
      --          --         1,302          304         247         47          67           18
     (31)         --       (14,015)      (9,607)     (8,883)    (1,679)    (17,896)     (13,138)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
 $    44     $    40     $  (5,077)   $   1,874   $   3,388   $    272    $ (1,163)   $   1,723
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
 $    10     $    44     $   7,083    $  29,013   $  16,261   $  1,329    $  1,875    $   6,250
      --          --            --           --          --         --          --           --
      --          --         2,166          154         119          1          43           --
      (9)         (7)      (26,739)     (21,942)    (24,930)    (1,868)     (1,523)      (6,195)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
 $     1     $    37     $ (17,490)   $   7,225   $  (8,550)  $   (538)   $    395    $      55
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
 $ 7,779     $13,205     $ 133,490    $  63,089   $(106,327)  $ 91,655    $ 89,770    $ (19,020)
 =======     =======     =========    =========   =========   ========    ========    =========
   1,031       1,367         9,472       13,896       8,406     12,488      14,743       10,800
      --          --         6,605           --          --         --          --           --
      --          --         1,069          190         201        108         141           83
    (190)        (24)       (7,447)      (9,941)    (17,009)    (4,485)     (6,032)     (14,173)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
     841       1,343         9,699        4,145      (8,402)     8,111       8,852       (3,290)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
       8           4           496          814       1,049        175       2,018        2,102
      --          --            --           --          --         --          --           --
      --          --            81           22          21          4           7            3
      (3)         --          (905)        (697)       (766)      (154)     (2,130)      (1,869)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
       5           4          (328)         139         304         25        (105)         236
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
       1           5           465        2,178       1,416        128         213          890
      --          --            --           --          --         --          --           --
      --          --           136           11          11         --           5           --
      (1)         (1)       (1,750)      (1,603)     (2,212)      (181)       (173)        (883)
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
      --           4        (1,149)         586        (785)       (53)         45            7
 -------     -------     ---------    ---------   ---------   --------    --------    ---------
     846       1,351         8,222        4,870      (8,883)     8,083       8,792       (3,047)
 =======     =======     =========    =========   =========   ========    ========    =========

STI CLASSIC EQUITY FUNDS  March 31, 2005

                                                International Equity                     Life Vision
                                                     Index Fund                    Aggressive Growth Fund
                                          ---------------------------------   ---------------------------------
                                          06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
                                          03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
                                          ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions
T Shares(1)
 Proceeds from Shares Issued............  $157,372    $ 83,517    $ 62,225     $ 8,047     $ 8,576     $ 5,003
 Dividends Reinvested...................     5,808       3,067         835         445         132          91
 Cost of Shares Redeemed................   (53,751)    (64,875)    (62,128)     (6,786)     (4,939)     (7,185)
                                          --------    --------    --------     -------     -------     -------
     Change in Net Assets from T Shares
       Transactions.....................  $109,429    $ 21,709    $    932     $ 1,706     $ 3,769     $(2,091)
                                          --------    --------    --------     -------     -------     -------
A Shares(2)
 Proceeds from Shares Issued............  $  2,408    $ 22,245    $ 21,764     $ 1,337     $   858     $    --
 Dividends Reinvested...................        73         147           4          15          --          --
 Cost of Shares Redeemed................   (11,540)    (21,325)    (15,195)       (254)         --          --
                                          --------    --------    --------     -------     -------     -------
     Change in Net Assets from A Shares
       Transactions.....................  $ (9,059)   $  1,067    $  6,573     $ 1,098     $   858     $    --
                                          --------    --------    --------     -------     -------     -------
L Shares(3)
 Proceeds from Shares Issued............  $    885    $  2,143    $  4,554
 Dividends Reinvested...................        44          20          --
 Cost of Shares Redeemed................    (1,208)     (1,117)     (4,487)
                                          --------    --------    --------     -------     -------     -------
     Change in Net Assets from L Shares
       Transactions.....................  $   (279)   $  1,046    $     67
                                          --------    --------    --------     -------     -------     -------
B Shares(4)
 Proceeds from Shares Issued............                                       $   994     $ 3,147     $   975
 Dividends Reinvested...................                                            29           4          --
 Cost of Shares Redeemed................                                          (321)       (291)         (1)
                                          --------    --------    --------     -------     -------     -------
     Change in Net Assets from B Shares
       Transactions.....................                                       $   702     $ 2,860     $   974
                                          --------    --------    --------     -------     -------     -------
Total Change from Capital
 Transactions...........................  $100,091    $ 23,822    $  7,572     $ 3,506     $ 7,487     $(1,117)
                                          ========    ========    ========     =======     =======     =======
Share Transactions:
T Shares(1)
 Issued.................................    12,840       8,041       7,835         751         894         625
 Reinvested.............................       459         290         108          40          14          11
 Redeemed...............................    (4,534)     (6,365)     (7,797)       (636)       (509)       (877)
                                          --------    --------    --------     -------     -------     -------
     Change in T Shares Transactions....     8,765       1,966         146         155         399        (241)
                                          --------    --------    --------     -------     -------     -------
A Shares(2)
 Issued.................................       212       2,436       2,898         126          85          --
 Reinvested.............................         6          14          --           1          --          --
 Redeemed...............................      (995)     (2,267)     (2,039)        (24)         --          --
                                          --------    --------    --------     -------     -------     -------
     Change in A Shares Transactions....      (777)        183         859         103          85          --
                                          --------    --------    --------     -------     -------     -------
L Shares(3)
 Issued.................................        78         215         600
 Reinvested.............................         4           2          --
 Redeemed...............................      (103)       (112)       (588)
                                          --------    --------    --------     -------     -------     -------
     Change in L Shares Transactions....       (21)        105          12
                                          --------    --------    --------     -------     -------     -------
B Shares(4)
 Issued.................................                                            95         334         123
 Reinvested.............................                                             3           1          --
 Redeemed...............................                                           (31)        (29)         --
                                          --------    --------    --------     -------     -------     -------
     Change from B Shares Transactions..                                            67         306         123
                                          --------    --------    --------     -------     -------     -------
Change in Share Transactions............     7,967       2,254       1,017         325         790        (118)
                                          ========    ========    ========     =======     =======     =======

                                                     Life Vision
                                                  Conservative Fund
                                          ----------------------------------
                                          06/01/04-   06/01/03-   03/11/03*-
                                          03/31/05    05/31/04     05/31/03
                                          ---------   ---------   ----------
Capital Transactions
T Shares(1)
 Proceeds from Shares Issued............   $  555      $   30        $ --
 Dividends Reinvested...................        6          --          --
 Cost of Shares Redeemed................     (176)         --          --
                                           ------      ------        ----
     Change in Net Assets from T Shares
       Transactions.....................   $  385      $   30        $ --
                                           ------      ------        ----
A Shares(2)
 Proceeds from Shares Issued............   $  302      $  485        $ --
 Dividends Reinvested...................        7           2          --
 Cost of Shares Redeemed................     (185)        (10)         --
                                           ------      ------        ----
     Change in Net Assets from A Shares
       Transactions.....................   $  124      $  477        $ --
                                           ------      ------        ----
L Shares(3)
 Proceeds from Shares Issued............
 Dividends Reinvested...................
 Cost of Shares Redeemed................
                                           ------      ------        ----
     Change in Net Assets from L Shares
       Transactions.....................
                                           ------      ------        ----
B Shares(4)
 Proceeds from Shares Issued............   $  611      $4,680        $811
 Dividends Reinvested...................      106          40          --
 Cost of Shares Redeemed................     (204)       (627)        (30)
                                           ------      ------        ----
     Change in Net Assets from B Shares
       Transactions.....................   $  513      $4,093        $781
                                           ------      ------        ----
Total Change from Capital
 Transactions...........................   $1,022      $4,600        $781
                                           ======      ======        ====
Share Transactions:
T Shares(1)
 Issued.................................       49           3          --
 Reinvested.............................        1          --          --
 Redeemed...............................      (16)         --          --
                                           ------      ------        ----
     Change in T Shares Transactions....       34           3          --
                                           ------      ------        ----
A Shares(2)
 Issued.................................       27          45          --
 Reinvested.............................        1          --          --
 Redeemed...............................      (17)         (1)         --
                                           ------      ------        ----
     Change in A Shares Transactions....       11          44          --
                                           ------      ------        ----
L Shares(3)
 Issued.................................
 Reinvested.............................
 Redeemed...............................
                                           ------      ------        ----
     Change in L Shares Transactions....
                                           ------      ------        ----
B Shares(4)
 Issued.................................       56         438          80
 Reinvested.............................       10           4          --
 Redeemed...............................      (19)        (58)         (3)
                                           ------      ------        ----
     Change from B Shares Transactions..       47         384          77
                                           ------      ------        ----
Change in Share Transactions............       92         431          77
                                           ======      ======        ====

           Life Vision                         Life Vision                           Mid-Cap
     Growth and Income Fund               Moderate Growth Fund                     Equity Fund
---------------------------------   ---------------------------------   ---------------------------------
06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$ 17,841    $ 22,469    $ 19,612    $ 29,536    $ 45,870    $ 34,474    $ 52,779    $ 82,329    $ 126,939
   1,371         971         927       3,448       1,730       1,615         411         360           --
 (11,550)    (17,771)    (32,451)    (27,216)    (31,191)    (28,076)    (44,085)    (48,540)    (159,005)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
$  7,662    $  5,669    $(11,912)   $  5,768    $ 16,409    $  8,013    $  9,105    $ 34,149    $ (31,983)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
$  2,267    $  1,432    $     --    $  4,620    $  4,397    $     --    $  2,497    $  6,855    $   4,798
      37           5          --         124          18          --          22          39           --
    (316)        (24)         --        (247)       (898)         --      (7,520)     (4,089)      (2,409)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
$  1,988    $  1,413    $     --    $  4,497    $  3,517    $     --    $ (5,001)   $  2,805    $   2,389
--------    --------    --------    --------    --------    --------    --------    --------    ---------
                                                                        $    613    $  6,138    $   3,460
                                                                              --          11           --
                                                                          (4,307)     (4,521)      (3,677)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
                                                                        $ (3,694)   $  1,628    $    (217)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
$  4,275    $ 10,738    $  1,896    $  1,819    $ 10,808    $  2,605
     134          54          --         265          87           1
  (1,735)       (567)         (2)     (1,124)     (1,204)        (59)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
$  2,674    $ 10,225    $  1,894    $    960    $  9,691    $  2,547
--------    --------    --------    --------    --------    --------    --------    --------    ---------
$ 12,324    $ 17,307    $(10,018)   $ 11,225    $ 29,617    $ 10,560    $    410    $ 38,582    $ (29,811)
========    ========    ========    ========    ========    ========    ========    ========    =========
   1,614       2,228       2,189       2,836       4,736       4,043       4,657       8,504       15,332
     122          95         106         330         179         189          37          37           --
  (1,041)     (1,716)     (3,678)     (2,620)     (3,218)     (3,260)     (4,027)     (4,889)     (19,371)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
     695         607      (1,383)        546       1,697         972         667       3,652       (4,039)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
     206         135          --         439         440          --         243         721          616
       3          --          --          12           2          --           2           4           --
     (28)         (2)         --         (24)        (90)         --        (714)       (440)        (312)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
     181         133          --         427         352          --        (469)        285          304
--------    --------    --------    --------    --------    --------    --------    --------    ---------
                                                                              62         704          468
                                                                              --           1           --
                                                                            (436)       (502)        (505)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
                                                                            (374)        203          (37)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
     390       1,049         216         179       1,135         306
      12           5          --          25           9          --
    (157)        (54)         --        (109)       (123)         (7)
--------    --------    --------    --------    --------    --------    --------    --------    ---------
     245       1,000         216          95       1,021         299
--------    --------    --------    --------    --------    --------    --------    --------    ---------
   1,121       1,740      (1,167)      1,068       3,070       1,271        (176)      4,140       (3,772)
========    ========    ========    ========    ========    ========    ========    ========    =========

STI CLASSIC EQUITY FUNDS  March 31, 2005

                                                     Mid-Cap Value                     Small Cap Growth
                                                      Equity Fund                         Stock Fund
                                           ---------------------------------   ---------------------------------
                                           06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
                                           03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
                                           ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions
T Shares(1)
 Proceeds from Shares Issued.............  $ 59,139    $ 49,725    $ 42,357    $280,968    $208,034    $138,559
 Dividends Reinvested....................       692         224       1,307      70,587          --       6,573
 Cost of Shares Redeemed.................   (18,975)    (32,636)    (82,431)   (185,101)   (187,311)   (104,086)
                                           --------    --------    --------    ---------   ---------   ---------
     Change in Net Assets from T Shares
       Transactions......................  $ 40,856    $ 17,313    $(38,767)   $166,454    $ 20,723    $ 41,046
                                           --------    --------    --------    ---------   ---------   ---------
A Shares(2)
 Proceeds from Shares Issued.............  $  1,766    $    781    $     --    $ 16,113    $ 18,285    $  7,284
 Dividends Reinvested....................         7          --          --       5,004          --         296
 Cost of Shares Redeemed.................      (794)       (195)         --     (21,911)     (7,136)     (7,682)
                                           --------    --------    --------    ---------   ---------   ---------
     Change in Net Assets from A Shares
       Transactions......................  $    979    $    586    $     --    $   (794)   $ 11,149    $   (102)
                                           --------    --------    --------    ---------   ---------   ---------
L Shares(3)
 Proceeds from Shares Issued.............  $    930    $  3,478    $  3,348    $  2,010    $ 14,012    $  6,509
 Dividends Reinvested....................        30           1          98       4,297          --         414
 Cost of Shares Redeemed.................    (2,839)     (3,028)     (1,971)    (10,356)     (8,464)     (6,817)
                                           --------    --------    --------    ---------   ---------   ---------
     Change in Net Assets from L Shares
       Transactions......................  $ (1,879)   $    451    $  1,475    $ (4,049)   $  5,548    $    106
                                           --------    --------    --------    ---------   ---------   ---------
Total Change from Capital Transactions...  $ 39,956    $ 18,350    $(37,292)   $161,611    $ 37,420    $ 41,050
                                           ========    ========    ========    =========   =========   =========
Share Transactions:
T Shares(1)
 Issued..................................     5,209       5,128       5,129      13,718      11,405      10,120
 Reinvested..............................        59          23         162       3,464          --         487
 Redeemed................................    (1,664)     (3,302)     (9,676)     (9,120)     (9,774)     (7,574)
                                           --------    --------    --------    ---------   ---------   ---------
     Change in T Shares Transactions.....     3,604       1,849      (4,385)      8,062       1,631       3,033
                                           --------    --------    --------    ---------   ---------   ---------
A Shares(2)
 Issued..................................       153          75          --         795         960         541
 Reinvested..............................         1          --          --         251          --          22
 Redeemed................................       (69)        (19)         --      (1,092)       (381)       (563)
                                           --------    --------    --------    ---------   ---------   ---------
     Change in A Shares Transactions.....        85          56          --         (46)        579          --
                                           --------    --------    --------    ---------   ---------   ---------
L Shares(3)
 Issued..................................        82         364         400         105         812         494
 Reinvested..............................         3          --          12         227          --          32
 Redeemed................................      (244)       (310)       (243)       (540)       (467)       (527)
                                           --------    --------    --------    ---------   ---------   ---------
     Change in L Shares Transactions.....      (159)         54         169        (208)        345          (1)
                                           --------    --------    --------    ---------   ---------   ---------
Change in Share Transactions.............     3,530       1,959      (4,216)      7,808       2,555       3,032
                                           ========    ========    ========    =========   =========   =========

                                                    Small Cap Value
                                                      Equity Fund
                                           ---------------------------------
                                           06/01/04-   06/01/03-   06/01/02-
                                           03/31/05    05/31/04    05/31/03
                                           ---------   ---------   ---------
Capital Transactions
T Shares(1)
 Proceeds from Shares Issued.............  $100,626    $194,843    $ 119,973
 Dividends Reinvested....................    36,386       1,303        1,424
 Cost of Shares Redeemed.................  (149,795)   (200,738)    (176,975)
                                           ---------   ---------   ---------
     Change in Net Assets from T Shares
       Transactions......................  $(12,783)   $ (4,592)   $ (55,578)
                                           ---------   ---------   ---------
A Shares(2)
 Proceeds from Shares Issued.............  $  4,273    $  5,183    $      --
 Dividends Reinvested....................       241          --           --
 Cost of Shares Redeemed.................    (4,286)     (1,130)          --
                                           ---------   ---------   ---------
     Change in Net Assets from A Shares
       Transactions......................  $    228    $  4,053    $      --
                                           ---------   ---------   ---------
L Shares(3)
 Proceeds from Shares Issued.............  $    864    $ 11,644    $  13,859
 Dividends Reinvested....................     3,288           5           --
 Cost of Shares Redeemed.................   (10,459)    (11,209)     (10,389)
                                           ---------   ---------   ---------
     Change in Net Assets from L Shares
       Transactions......................  $ (6,307)   $    440    $   3,470
                                           ---------   ---------   ---------
Total Change from Capital Transactions...  $(18,862)   $    (99)   $ (52,108)
                                           =========   =========   =========
Share Transactions:
T Shares(1)
 Issued..................................     5,177      12,101        9,369
 Reinvested..............................     1,847          87          110
 Redeemed................................    (7,794)    (12,580)     (13,947)
                                           ---------   ---------   ---------
     Change in T Shares Transactions.....      (770)       (392)      (4,468)
                                           ---------   ---------   ---------
A Shares(2)
 Issued..................................       219         290           --
 Reinvested..............................        12          --           --
 Redeemed................................      (222)        (65)          --
                                           ---------   ---------   ---------
     Change in A Shares Transactions.....         9         225           --
                                           ---------   ---------   ---------
L Shares(3)
 Issued..................................        45         759        1,087
 Reinvested..............................       170          --           --
 Redeemed................................      (549)       (695)        (839)
                                           ---------   ---------   ---------
     Change in L Shares Transactions.....      (334)         64          248
                                           ---------   ---------   ---------
Change in Share Transactions.............    (1,095)       (103)      (4,220)
                                           =========   =========   =========

 * Commencement of operations.
(1) T shares were offered beginning on November 6, 2003 for the Life Vision Conservative Fund.
(2) A shares were offered beginning on October 16, 2003, November 11, 2003, November 5, 2003, October 10, 2003, October 27, 2003, October 9, 2003,
    October 8, 2003 and October 14, 2003 for the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Mid-Cap Value Equity Fund, the Small Cap Value Equity Fund, the Strategic Quantitative Equity Fund and the Tax Sensitive Growth Stock Fund, respectively.
(3) L shares were offered beginning on February 27, 2004 and October 13, 2003 for the Emerging Growth Stock Fund and the Strategic Quantitative Equity Fund, respectively.
(4) B shares were offered beginning on March 11, 2003 for the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund, respectively. Amounts designated as "--" are either $0 or have been rounded to $0.

Strategic Quantitative         Tax Sensitive Growth                    Value Income
     Equity Fund                    Stock Fund                          Stock Fund
----------------------   ---------------------------------   ---------------------------------
06/01/04-   08/07/03*-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05     05/31/04    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------
$ 30,156     $63,691     $  3,796    $ 10,614    $ 79,785    $169,872    $117,907    $ 189,197
   2,338         655           26          --          --       8,648       7,527        7,198
 (13,347)     (3,492)     (53,299)    (84,727)    (97,881)   (174,545)   (204,589)    (126,339)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
$ 19,147     $60,854     $(49,477)   $(74,113)   $(18,096)   $  3,975    $(79,155)   $  70,056
--------     -------     --------    ---------   --------    ---------   ---------   ---------
$    226     $   156     $    990    $    664    $     --    $  6,041    $  8,238    $  10,612
      12           1            1          --          --         834         704          705
      (9)         (3)        (707)       (318)         --     (11,748)    (12,649)     (12,542)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
$    229     $   154     $    284    $    346    $     --    $ (4,873)   $ (3,707)   $  (1,225)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
$    139     $ 1,627     $    694    $  4,890    $  7,888    $  2,931    $ 11,995    $   8,232
      79          19           --          --          --         267         201          181
    (470)       (107)     (27,952)    (33,456)    (44,717)    (12,753)    (12,967)     (11,412)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
$   (252)    $ 1,539     $(27,258)   $(28,566)   $(36,829)   $ (9,555)   $   (771)   $  (2,999)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
$ 19,124     $62,547     $(76,451)   $(102,333)  $(54,925)   $(10,453)   $(83,633)   $  65,832
========     =======     ========    =========   ========    =========   =========   =========
   2,392       5,767          161         474       3,969      14,111      11,026       20,952
     182          58            1          --          --         712         717          785
  (1,068)       (296)      (2,270)     (3,816)     (4,945)    (14,301)    (19,413)     (13,723)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
   1,506       5,529       (2,108)     (3,342)       (976)        522      (7,670)       8,014
--------     -------     --------    ---------   --------    ---------   ---------   ---------
      18          13           42          29          --         509         785        1,168
       1          --           --          --          --          69          67           77
      (1)         --          (30)        (13)         --        (977)     (1,175)      (1,386)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
      18          13           12          16          --        (399)       (323)        (141)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
      12         138           31         235         417         246       1,157          909
       6           2           --          --          --          22          19           20
     (37)         (9)      (1,253)     (1,562)     (2,353)     (1,070)     (1,205)      (1,272)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
     (19)        131       (1,222)     (1,327)     (1,936)       (802)        (29)        (343)
--------     -------     --------    ---------   --------    ---------   ---------   ---------
   1,505       5,673       (3,318)     (4,653)     (2,912)       (679)     (8,022)       7,530
========     =======     ========    =========   ========    =========   =========   =========

STI CLASSIC EQUITY FUNDS  March 31, 2005

7. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

At March 31, 2005, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes generally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2005, were as follows (in thousands):

                                                                            Aggregate      Aggregate
                                                                              Gross          Gross       Net Unrealized
                                                               Federal      Unrealized     Unrealized     Appreciation
                                                               Tax Cost    Appreciation   Depreciation   (Depreciation)
                                                              ----------   ------------   ------------   --------------
Aggressive Growth Stock Fund................................  $   62,588     $  6,429       $ (3,628)       $  2,801
Balanced Fund...............................................     308,451       16,175         (5,037)         11,138
Capital Appreciation Fund...................................   1,736,185      165,176        (51,408)        113,768
Emerging Growth Stock Fund..................................      19,012        2,985         (1,278)          1,707
Growth and Income Fund......................................   1,057,555      241,963        (12,622)        229,094
International Equity Fund...................................     414,907       95,056         (5,148)         89,908
International Equity Index Fund.............................     478,307      115,569        (29,761)         85,808
Life Vision Aggressive Growth Fund..........................      45,439        5,882           (315)          5,388
Life Vision Conservative Fund...............................       6,409          250            (44)            206
Life Vision Growth and Income Fund..........................      96,822       11,500           (399)         10,879
Life Vision Moderate Growth Fund............................     143,653       13,125           (869)         11,645
Mid-Cap Equity Fund.........................................     259,413       43,726         (5,380)         38,194
Mid-Cap Value Equity Fund...................................     227,395       15,420         (4,123)         11,225
Small Cap Growth Stock Fund.................................   1,006,786      203,372        (54,751)        148,613
Small Cap Value Equity Fund.................................     639,506      239,037        (15,137)        223,900
Strategic Quantitative Equity Fund..........................      91,945        5,950         (1,730)          4,220
Tax Sensitive Growth Stock Fund.............................     143,735       37,623         (2,666)         33,983
Value Income Stock Fund.....................................     936,309      101,505        (14,744)         86,713

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2005 was as follows (in thousands):

                                                               Distributions paid from
                                                              --------------------------
                                                                 Net         Net Long          Total
                                                              Investment   Term Capital    Distributions
Fund                                                            Income         Gains           Paid*
----                                                          ----------   -------------   -------------
Aggressive Growth Stock Fund................................   $    --        $    --         $    --
Balanced Fund...............................................     4,430          2,651           7,081
Capital Appreciation Fund...................................     2,919         26,372          29,291
Emerging Growth Stock Fund..................................        --             --              --
Growth and Income Fund......................................    14,777         18,982          33,759
International Equity Fund...................................     4,175             --           4,175
International Equity Index Fund.............................     8,680             --           8,680
Life Vision Aggressive Growth Fund..........................       492             --             492
Life Vision Conservative Fund...............................       142              1             143
Life Vision Growth and Income Fund..........................     1,550             --           1,550
Life Vision Moderate Growth Fund............................     3,081            780           3,861
Mid-Cap Equity Fund.........................................       987             --             987
Mid-Cap Value Equity Fund...................................     1,946             --           1,946
Small Cap Growth Stock Fund.................................    33,850         71,394         105,244
Small Cap Value Equity Fund.................................     9,030         50,922          59,952
Strategic Quantitative Equity Fund..........................     3,904            932           4,836
Tax Sensitive Growth Stock Fund.............................       178             --             178
Value Income Stock Fund.....................................    12,627             --          12,627

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2004 was as follows (in thousands):

                                                             Distributions paid from
                                                            -------------------------
                                                               Net         Net Long         Total                       Total
                                                            Investment   Term Capital      Taxable      Return of   Distributions
Fund                                                          Income        Gains       Distributions    Capital        Paid*
----                                                        ----------   ------------   -------------   ---------   -------------
Aggressive Growth Stock Fund..............................   $    --         $--           $    --       $   --        $    --
Balanced Fund.............................................     4,343          --             4,343           --          4,343
Capital Appreciation Fund.................................        --          --                --           --             --
Emerging Growth Stock Fund................................        --          --                --           --             --
Growth and Income Fund....................................     7,461          --             7,461           --          7,461
International Equity Fund.................................     3,509          --             3,509           --          3,509
International Equity Index Fund...........................     4,082          --             4,082           --          4,082
Life Vision Aggressive Growth Fund........................       124          --               124           12            136
Life Vision Conservative Fund.............................        50          --                50           --             50
Life Vision Growth and Income Fund........................     1,035          --             1,035           --          1,035
Life Vision Moderate Growth Fund..........................     1,846          --             1,846           --          1,846
Mid-Cap Equity Fund.......................................       922          --               922           --            922
Mid-Cap Value Equity Fund.................................       654          --               654           --            654
Small Cap Growth Stock Fund...............................        --          --                --           --             --
Small Cap Value Equity Fund...............................     2,438          --             2,438           --          2,438
Strategic Quantitative Equity Fund........................       994          --               994           --            994
Value Income Stock Fund...................................    10,722          --            10,722           --         10,722

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2003 was as follows (in thousands):

                                                             Distributions paid from
                                                            -------------------------
                                                               Net         Net Long         Total                       Total
                                                            Investment   Term Capital      Taxable      Return of   Distributions
Fund                                                          Income        Gains       Distributions    Capital        Paid*
----                                                        ----------   ------------   -------------   ---------   -------------
Balanced Fund.............................................   $ 5,021        $   --         $ 5,021         $--         $ 5,021
Capital Appreciation Fund.................................        --            --              --         --               --
Growth and Income Fund....................................     6,686            --           6,686         --            6,686
International Equity Fund.................................     1,452            --           1,452         --            1,452
International Equity Index Fund...........................     1,082            --           1,082         --            1,082
Life Vision Aggressive Growth Fund........................        89            --              89          3               92
Life Vision Conservative Fund.............................        --            --              --         --               --
Life Vision Growth and Income Fund........................       931            --             931         --              931
Life Vision Moderate Growth Fund..........................     1,622            --           1,622         --            1,622
Mid-Cap Equity Fund.......................................        --            --              --         --               --
Mid-Cap Value Equity Fund.................................     2,801            --           2,801         --            2,801
Small Cap Growth Stock Fund...............................        --         9,104           9,104         --            9,104
Small Cap Value Equity Fund...............................     2,605            --           2,605         --            2,605
Value Income Stock Fund...................................    10,325            --          10,325         --           10,325

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

STI CLASSIC EQUITY FUNDS  March 31, 2005

As of March 31, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                                                                                                                         Total
                                     Undistributed   Undistributed                 Accumulated       Unrealized       Accumulated
                                       Ordinary        Long Term     Accumulated   Capital and      Appreciation       Earnings
Fund                                    Income       Capital Gains    Earnings     Other Losses    (Depreciation)*     (Deficit)
----                                 -------------   -------------   -----------   ------------   -----------------   -----------
Aggressive Growth Stock Fund.......     $     5         $    --        $     5      $  (4,802)        $  2,801         $ (1,996)
Balanced Fund......................         194           8,111          8,305             --           11,138           19,443
Capital Appreciation Fund..........          --          33,118         33,118             --          113,768          146,886
Emerging Growth Stock Fund.........          --              --             --         (1,909)           1,707             (202)
Growth and Income Fund.............       4,546          13,024         17,570             --          229,094          246,664
International Equity Fund..........       2,546              --          2,546        (74,027)          89,894           18,413
International Equity Index Fund....       1,450              --          1,450        (58,987)          85,795           28,258
Life Vision Aggressive Growth
  Fund.............................          --              --             --            (52)           5,388            5,336
Life Vision Conservative Fund......          57              --             57            (12)             206              251
Life Vision Growth and Income
  Fund.............................           9              --              9         (1,183)          10,880            9,706
Life Vision Moderate Growth Fund...       1,189             474          1,663             --           11,645           13,308
Mid-Cap Equity Fund................          51              --             51        (11,268)          38,194           26,977
Mid-Cap Value Equity Fund..........          13          10,679         10,692             --           11,226           21,918
Small Cap Growth Stock Fund........      12,698          43,343         56,041             --          148,613          204,654
Small Cap Value Equity Fund........       3,574          48,896         52,470             --          223,990          276,370
Strategic Quantitative Equity
  Fund.............................       8,608             589          9,197             --            4,220           13,417
Tax Sensitive Growth Stock Fund....         528              --            528       (211,214)          33,983         (176,703)
Value Income Stock Fund............           3              --              3        (86,457)          86,715              261

* The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital from real estate investment trusts, and the difference between book and tax amortization methods for premium and market discount.

As of the latest tax year end of March 31, 2005, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                                  2009          2010          2011          2012          2013
                                                              ------------   -----------   -----------   -----------   ----------
Aggressive Growth Stock Fund................................  $         --   $        --   $        --   $        --   $1,399,243
Emerging Growth Stock Fund..................................            --            --            --            --    1,159,257
International Equity Fund...................................            --    25,360,036    31,153,227    17,050,472           --
International Equity Index Fund.............................     6,233,544    23,826,667    16,546,202     9,206,816    3,126,633
Life Vision Aggressive Growth Fund..........................            --            --            --        52,107           --
Life Vision Growth and Income Fund..........................            --            --       140,164     1,043,152           --
Mid-Cap Equity Fund.........................................            --            --    11,268,526            --           --
Tax Sensitive Growth Stock Fund.............................   149,034,772    52,652,948     9,526,873            --           --
Value Income Stock Fund.....................................    57,515,859            --    28,941,704            --           --

Amounts designated as "--" are either $0 or have been rounded to $0.

As of March 31, 2005, the Aggressive Growth Stock Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future gains, if any, as the successor of a merger with the Information and Technology Fund. This amount is $3,369,014 expiring in 2010.

During the period ended March 31, 2005, the Growth and Income Fund, International Equity Fund, Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund utilized capital loss carry forwards of $29,765, $11,530, $918, $2,703, $2,245, $17,449, $17,069, $1,996, $11,526, and
$105,233, respectively (in thousands).

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Funds have incurred and will elect to defer capital losses as follows:

Fund                                                           Capital Losses
----                                                           --------------
Aggressive Growth Stock Fund................................      $ 33,268
Emerging Growth Stock Fund..................................       749,380
International Equity Fund...................................       463,201
International Equity Index Fund.............................        47,114
Life Vision Conservative Fund...............................        11,861

8. Concentrations/Risks

The International Equity and International Equity Index Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. Securities Lending

The Balanced Fund, Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, International Equity Index Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, sub-adviser, or their affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least 100% of the market value of the securities loaned. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio. This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2005, the Portfolio was invested in commercial paper, repurchase agreements, asset backed securities and U.S. Agency Obligations (with interest rates ranging from 2.72% to 3.13% and maturity dates ranging from 04/01/05 to 03/04/08).

The Funds paid fees for securities lending for the period ended March 31, 2005, which have been netted against the Security Lending Income on the Statements of Operations. These fees are presented below (in thousands):

                                              Fees
                                              ----
Balanced Fund                                  $2
Capital Appreciation Fund                       2
Growth and Income Fund                          1
International Equity Fund                       7
International Equity Index Fund                 4
Mid-Cap Equity Fund                             4
Mid-Cap Value Equity Fund                      --
Small Cap Growth Stock Fund                     6
Small Cap Value Equity Fund                     1
Tax Sensitive Growth Stock Fund                --
Value Income Stock Fund                         1

Amounts designated as "--" have been rounded to $0.

STI CLASSIC EQUITY FUNDS  March 31, 2005

10. Subsequent Event

On April 1, 2005, the Life Vision Funds began offering L Shares in each Fund. This share offering was approved by the Board on February 15, 2005.

11. Other Federal Tax Information (Unaudited)
For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal period ended March 31, 2005, qualify for the corporate dividends received deduction for the following Funds:

                                    Dividends Received
                                        Deduction
                                    ------------------
Balanced Fund                              46.83%
Capital Appreciation Fund                 100.00%
Growth and Income Fund                     96.16%
Mid-Cap Equity Fund                       100.00%
Mid-Cap Value Equity Fund                 100.00%
Small Cap Value Equity Fund                63.38%
Strategic Quantitative Equity Fund          5.68%
Tax Sensitive Growth Stock Fund           100.00%
Value Income Stock Fund                   100.00%

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 of the Internal Revenue Code. For the fiscal period ended March 31, 2005, the International Equity Index Fund elected to pass through foreign taxes of $693,749.

For the period ended March 31, 2005, the following Funds paid qualified dividend income:

                                    Qualified Dividend
Fund                                      Income
----                                ------------------
Balanced Fund                            $ 1,892
Capital Appreciation Fund                 20,380
Emerging Growth Stock Fund                    17
Growth and Income Fund                    17,011
International Equity Fund                  6,300
International Equity Index Fund            4,634
Life Vision Aggressive Growth Fund           382
Life Vision Conservative Fund                 14
Life Vision Growth and Income Fund           655
Life Vision Moderate Growth Fund             689
Mid-Cap Equity Fund                        2,930
Mid-Cap Value Equity Fund                  2,553
Small Cap Growth Stock Fund                3,927
Small Cap Value Equity Fund                6,726
Strategic Quantitative Equity Fund           461
Tax Sensitive Growth Stock Fund            1,433
Value Income Stock Fund                   16,431

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Balanced Fund, Capital Appreciation Fund, Emerging Growth Stock Fund, Growth and Income Fund, International Equity Fund, International Equity Index Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Strategic Quantitative Equity Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund (eighteen of the forty-nine funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the period June 1, 2004 to March 31, 2005 and for the year (or period) ended May 31, 2004, the changes in each of their net assets for the period June 1, 2004 to March 31, 2005 and for each of the two years (or periods) in the period ended May 31, 2004 and the financial highlights for the period June 1, 2004 to March 31, 2005 and for each of the three years (or periods) in the period ended May 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years (or periods) ended May 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2005

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Member." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Member." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                          TERM OF                                          NUMBER OF
                         POSITION(S)     OFFICE AND                 PRINCIPAL              PORTFOLIOS
   NAME, ADDRESS, AND     HELD WITH      LENGTH OF                OCCUPATION(S)           OVERSEEN FOR
     DATE OF BIRTH        THE GROUP     TIME SERVED          DURING THE PAST 5 YEARS       THE TRUST
------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
Richard W. Courts, II     Trustee      Indefinite:      Chairman, Atlantic Investment          49
3435 Stelzer Road                      since            Company.
Columbus, OH 43219                     November, 2001
01/18/36
------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      Indefinite:      Chairman, Haverty Furniture            49
3435 Stelzer Road                      since            Companies, 2001 to present;
Columbus, OH 43219                     November, 2001   Partner, King and Spaulding LLP
06/03/42                                                (law firm), 1977 to 2000.
------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
Thomas Gallagher          Trustee      Indefinite:      President and CEO, Genuine Parts       49
3435 Stelzer Road                      since May,       Company.
Columbus, OH 43219                     2000
11/25/47
------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      Indefinite:      Retired.                               49
3435 Stelzer Road                      since May,
Columbus, OH 43219                     1992
12/03/32
------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      Indefinite:      President and Chief Executive          49
3435 Stelzer Road                      since May,       Officer, Cox Communications, Inc.
Columbus, OH 43219                     2000
07/04/42
------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Trustee      Indefinite:      Retired.                               49
3435 Stelzer Road                      since
Columbus, OH 43219                     February, 1998
03/28/30
------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      Indefinite:      Professor (since 2004) and Dean        49
3435 Stelzer Road                      since            (1997-2004) of J. Mack Robinson
Columbus, OH 43219                     November, 2004   College of Business, Georgia
07/21/49                                                State University.
------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      Indefinite:      Retired. EVP, Georgia Power Co.        49
3435 Stelzer Road                      since            and SVP, Southern Co.
Columbus, OH 43219                     November, 2004   (1998-2001).
11/12/40
------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      Indefinite:      Retired. Former Partner,               49
3435 Stelzer Road                      since            Accenture.
Columbus, OH 43219                     November, 2004
07/13/35
------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee      Indefinite:      Vice President and Controller,         49
3435 Stelzer Road                      since May,       The Coca-Cola Co.
Columbus, OH 43219                     2005
04/10/58
------------------------------------------------------------------------------------------------------

                                     OTHER
                                 DIRECTORSHIPS
   NAME, ADDRESS, AND            HELD BY BOARD
     DATE OF BIRTH                   MEMBER
------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
Richard W. Courts, II     Director, Cousins
3435 Stelzer Road         Properties, Inc.; Director,
Columbus, OH 43219        Genuine Parts Co.; Director,
01/18/36                  Piedmont Medical Center;
                          Director, SunTrust Bank,
                          Atlanta; Chairman, Courts
                          Foundation; Chairman, J.
                          Bulow Campbell Foundation.
                          Trustee of STI Classic
                          Variable Trust.
------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Director, Crawford & Co.
3435 Stelzer Road         Trustee of STI Classic
Columbus, OH 43219        Variable Trust.
06/03/42
------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
Thomas Gallagher          Director, NAPA; Director,
3435 Stelzer Road         Genuine Parts Co.; Director,
Columbus, OH 43219        Stone Mountain Industrial
11/25/47                  Park; Trustee, The Lovett
                          School; Director, Oxford
                          Industries. Trustee of STI
                          Classic Variable Trust.
------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee of STI Classic
3435 Stelzer Road         Variable Trust, and SEI
Columbus, OH 43219        Family of Funds.
12/03/32
------------------------------------------------------------------------------------------------------
James O. Robbins          Director, National Cable and
3435 Stelzer Road         Telecommunications
Columbus, OH 43219        Association; Director, Cable
07/04/42                  Labs; Director, C-SPAN;
                          Director, Discovery Channel;
                          Trustee, St. Paul's Schools;
                          Director, Cox
                          Communications. Trustee of
                          STI Classic Variable Trust.
------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Director, Detroit Riverfront
3435 Stelzer Road         Conservancy. Trustee of STI
Columbus, OH 43219        Classic Variable Trust.
03/28/30
------------------------------------------------------------------------------------------------------
Sidney E. Harris          Director, ServiceMaster;
3435 Stelzer Road         Director, Total System
Columbus, OH 43219        Services, Inc.; Director,
07/21/49                  Transamerica Investors, Inc.
                          Trustee of STI Classic
                          Variable Trust.
------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Director, WellPoint, Inc.;
3435 Stelzer Road         Director, UniSource Energy
Columbus, OH 43219        Corp.; Director, HomeBanc
11/12/40                  Corp. Trustee of STI Classic
                          Variable Trust.
------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee of STI Classic
3435 Stelzer Road         Variable Trust.
Columbus, OH 43219
07/13/35
------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee of STI Classic
3435 Stelzer Road         Variable Trust.
Columbus, OH 43219
04/10/58
------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

                                               TERM OF
                                             OFFICE AND
                             POSITION(S)      LENGTH OF
   NAME, ADDRESS, AND         HELD WITH         TIME                         PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH            THE GROUP        SERVED                        DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
R. Jeffrey Young           President         Since 2004    Senior Vice President, Relationship Management, BISYS Fund
3435 Stelzer Road                                          Services since April 2002. Vice President, Client Services,
Columbus, OH 43219                                         BISYS Fund Services from May 1997 to April 2002.
08/22/64
-----------------------------------------------------------------------------------------------------------------------
David L. Hughes            Treasurer and     Since 2005    Vice President, Financial Administration, BISYS Fund
3435 Stelzer Road          CFO                             Services since February 2005. Assistant Vice President,
Columbus, OH 43219                                         Evergreen Investments from 2000 to 2004; Fund Accounting
01/25/63                                                   Manager, Fidelity Investments from 1998 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice    Since 2003    Chief Compliance Officer and Managing Director of Trusco
50 Hurt Plaza              President,                      Capital Management, Inc. since March 2003 and President of
Atlanta, GA 30303          Assistant                       Investment Industry Consultants, LLC since June 2000.
10/02/52                   Secretary and                   Director of Compliance at INVESCO, Inc. from March 1995 to
                           CCO                             June 2000.
-----------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary         Since 2005    Senior Counsel, Legal Services, BISYS Fund Services since
3435 Stelzer Road                                          December 2004. Director and Counsel, Investors Bank & Trust
Columbus, OH 43219                                         Company from October 1999 to November 2004.
07/08/46
-----------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant         Since 2004    Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary                       since January 2002. Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                         Compliance, BISYS Fund Services from June 1995 to January
04/07/67                                                   2002.
-----------------------------------------------------------------------------------------------------------------------
Julie M. Powers            Assistant         Since 2004    Senior Paralegal, Legal Services, BISYS Fund Services since
3435 Stelzer Road          Secretary                       June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine &
Columbus, OH 43219                                         Huber LLP from March 1998 to June 2000.
10/08/69
-----------------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------
As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges; and redemption fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/04           3/31/05        10/01/04-3/31/05      10/01/04-3/31/05
                                                      -------------     -------------     -----------------     -----------------
Aggressive Growth Stock Fund.........    T Shares       $1,000.00         $1,045.50             $6.17                 1.21%
                                         A Shares        1,000.00          1,043.50              7.95                 1.56%
                                         L Shares        1,000.00          1,040.40             10.99                 2.16%
Balanced Fund........................    T Shares        1,000.00          1,025.60              4.95                 0.98%
                                         A Shares        1,000.00          1,024.10              6.36                 1.26%
                                         L Shares        1,000.00          1,020.70              9.98                 1.98%
Capital Appreciation Fund............    T Shares        1,000.00          1,034.40              5.99                 1.18%
                                         A Shares        1,000.00          1,030.20              9.31                 1.84%
                                         L Shares        1,000.00          1,030.10             11.08                 2.19%
Emerging Growth Stock Fund...........    T Shares        1,000.00          1,076.90              6.27                 1.21%
                                         A Shares        1,000.00          1,074.80              8.17                 1.58%
                                         L Shares        1,000.00          1,072.70             10.80                 2.09%
Growth and Income Fund...............    T Shares        1,000.00          1,116.50              5.01                 0.95%
                                         A Shares        1,000.00          1,115.70              6.17                 1.17%
                                         L Shares        1,000.00          1,111.20             10.05                 1.91%
International Equity Fund............    T Shares        1,000.00          1,135.10              7.29                 1.37%
                                         A Shares        1,000.00          1,132.80              9.09                 1.71%
                                         L Shares        1,000.00          1,128.20             12.58                 2.37%
International Equity Index Fund......    T Shares        1,000.00          1,151.90              5.15                 0.96%
                                         A Shares        1,000.00          1,149.10              7.18                 1.34%
                                         L Shares        1,000.00          1,145.90             10.54                 1.97%
Life Vision Aggressive Growth Fund...    T Shares        1,000.00          1,089.90              1.09                 0.21%
                                         A Shares        1,000.00          1,087.40              2.81                 0.54%
                                         B Shares        1,000.00          1,085.50              5.30                 1.02%
Life Vision Conservative Fund........    T Shares        1,000.00          1,028.90              0.86                 0.17%
                                         A Shares        1,000.00          1,027.10              2.78                 0.55%
                                         B Shares        1,000.00          1,025.00              4.80                 0.95%
Life Vision Growth and Income Fund...    T Shares        1,000.00          1,070.00              1.08                 0.21%
                                         A Shares        1,000.00          1,067.40              2.89                 0.56%
                                         B Shares        1,000.00          1,065.20              5.20                 1.01%
Life Vision Moderate Growth Fund.....    T Shares        1,000.00          1,054.90              1.18                 0.23%
                                         A Shares        1,000.00          1,052.90              2.25                 0.44%
                                         B Shares        1,000.00          1,051.70              4.81                 0.94%
Mid-Cap Equity Fund..................    T Shares        1,000.00          1,141.90              6.35                 1.19%
                                         A Shares        1,000.00          1,139.10              8.59                 1.61%
                                         L Shares        1,000.00          1,136.70             11.61                 2.18%

--------------------------------------------------------------------------------

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/04           3/31/05        10/01/04-3/31/05      10/01/04-3/31/05
                                                      -------------     -------------     -----------------     -----------------
Mid-Cap Value Equity Fund............    T Shares       $1,000.00         $1,108.00             $6.36                 1.21%
                                         A Shares        1,000.00          1,105.60              8.40                 1.60%
                                         L Shares        1,000.00          1,103.90              9.91                 1.89%
Small Cap Growth Stock Fund..........    T Shares        1,000.00          1,097.90              6.28                 1.20%
                                         A Shares        1,000.00          1,095.50              8.31                 1.59%
                                         L Shares        1,000.00          1,092.50             11.48                 2.20%
Small Cap Value Equity Fund..........    T Shares        1,000.00          1,119.00              6.34                 1.20%
                                         A Shares        1,000.00          1,116.60              7.70                 1.46%
                                         L Shares        1,000.00          1,117.20              7.81                 1.48%
Strategic Quantitative Equity Fund...    T Shares        1,000.00          1,134.90              5.85                 1.10%
                                         A Shares        1,000.00          1,132.80              7.34                 1.38%
                                         L Shares        1,000.00          1,128.80             11.20                 2.11%
Tax Sensitive Growth Stock Fund......    T Shares        1,000.00          1,044.20              6.12                 1.20%
                                         A Shares        1,000.00          1,042.30              8.15                 1.60%
                                         L Shares        1,000.00          1,039.00             11.18                 2.20%
Value Income Stock Fund..............    T Shares        1,000.00          1,083.90              4.42                 0.85%
                                         A Shares        1,000.00          1,082.50              6.18                 1.19%
                                         L Shares        1,000.00          1,079.00              9.64                 1.86%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

** Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/04           3/31/05        10/01/04-3/31/05      10/01/04-3/31/05
                                                      -------------     -------------     -----------------     -----------------
Aggressive Growth Stock Fund.........    T Shares       $1,000.00         $1,018.90             $6.09                 1.21%
                                         A Shares        1,000.00          1,017.15              7.85                 1.56%
                                         L Shares        1,000.00          1,014.16             10.85                 2.16%
Balanced Fund........................    T Shares        1,000.00          1,020.04              4.94                 0.98%
                                         A Shares        1,000.00          1,018.65              6.34                 1.26%
                                         L Shares        1,000.00          1,015.06              9.95                 1.98%
Capital Appreciation Fund............    T Shares        1,000.00          1,019.05              5.94                 1.18%
                                         A Shares        1,000.00          1,015.76              9.25                 1.84%
                                         L Shares        1,000.00          1,014.01             11.00                 2.19%
Emerging Growth Stock Fund...........    T Shares        1,000.00          1,018.90              6.09                 1.21%
                                         A Shares        1,000.00          1,017.05              7.95                 1.58%
                                         L Shares        1,000.00          1,014.51             10.50                 2.09%
Growth and Income Fund...............    T Shares        1,000.00          1,020.19              4.78                 0.95%
                                         A Shares        1,000.00          1,019.10              5.89                 1.17%
                                         L Shares        1,000.00          1,015.41              9.60                 1.91%

EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/04           3/31/05        10/01/04-3/31/05      10/01/04-3/31/05
                                                      -------------     -------------     -----------------     -----------------
International Equity Fund............    T Shares       $1,000.00         $1,018.10             $6.89                 1.37%
                                         A Shares        1,000.00          1,016.40              8.60                 1.71%
                                         L Shares        1,000.00          1,013.11             11.90                 2.37%
International Equity Index Fund......    T Shares        1,000.00          1,020.14              4.84                 0.96%
                                         A Shares        1,000.00          1,018.25              6.74                 1.34%
                                         L Shares        1,000.00          1,015.11              9.90                 1.97%
Life Vision Aggressive Growth Fund...    T Shares        1,000.00          1,023.88              1.06                 0.21%
                                         A Shares        1,000.00          1,022.24              2.72                 0.54%
                                         B Shares        1,000.00          1,019.85              5.14                 1.02%
Life Vision Conservative Fund........    T Shares        1,000.00          1,024.08              0.86                 0.17%
                                         A Shares        1,000.00          1,022.19              2.77                 0.55%
                                         B Shares        1,000.00          1,020.19              4.78                 0.95%
Life Vision Growth and Income Fund...    T Shares        1,000.00          1,023.88              1.06                 0.21%
                                         A Shares        1,000.00          1,022.14              2.82                 0.56%
                                         B Shares        1,000.00          1,019.90              5.09                 1.01%
Life Vision Moderate Growth Fund.....    T Shares        1,000.00          1,023.78              1.16                 0.23%
                                         A Shares        1,000.00          1,022.74              2.22                 0.44%
                                         B Shares        1,000.00          1,020.24              4.73                 0.94%
Mid-Cap Equity Fund..................    T Shares        1,000.00          1,019.00              5.99                 1.19%
                                         A Shares        1,000.00          1,016.90              8.10                 1.61%
                                         L Shares        1,000.00          1,014.06             10.95                 2.18%
Mid-Cap Value Equity Fund............    T Shares        1,000.00          1,018.90              6.09                 1.21%
                                         A Shares        1,000.00          1,016.95              8.05                 1.60%
                                         L Shares        1,000.00          1,015.51              9.50                 1.89%
Small Cap Growth Stock Fund..........    T Shares        1,000.00          1,018.95              6.04                 1.20%
                                         A Shares        1,000.00          1,017.00              8.00                 1.59%
                                         L Shares        1,000.00          1,013.96             11.05                 2.20%
Small Cap Value Equity Fund..........    T Shares        1,000.00          1,018.95              6.04                 1.20%
                                         A Shares        1,000.00          1,017.65              7.34                 1.46%
                                         L Shares        1,000.00          1,017.55              7.44                 1.48%
Strategic Quantitative Equity Fund...    T Shares        1,000.00          1,019.45              5.54                 1.10%
                                         A Shares        1,000.00          1,018.05              6.94                 1.38%
                                         L Shares        1,000.00          1,014.41             10.60                 2.11%
Tax Sensitive Growth Stock Fund......    T Shares        1,000.00          1,018.95              6.04                 1.20%
                                         A Shares        1,000.00          1,016.95              8.05                 1.60%
                                         L Shares        1,000.00          1,013.96             11.05                 2.20%
Value Income Stock Fund..............    T Shares        1,000.00          1,020.69              4.28                 0.85%
                                         A Shares        1,000.00          1,019.00              5.99                 1.19%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

** Annualized.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of the shareholders of STI Classic Funds was held on November 15, 2004. At the meeting shareholders voted and approved the following proposals:

     Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

     Proposal 2: To approve the investment subadvisory agreement between Trusco Capital Management, Inc. and Zevenberger Capital Investments LLC with respect to STI Classic Funds' Aggressive Growth Stock Fund and the Emerging Growth Stock Fund.

     The results of this meeting are presented below:

Proposal 1:

                             RICHARD W. COURTS, II

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,079,484.413           57.607%                  99.775%
Withhold................................     19,527,110.520             .130%                    .225%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                              THOMAS C. GALLAGHER

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,647,093,895.243           57.634%                  99.821%
Withhold................................     15,512,699.690             .103%                    .179%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                F. WENDELL GOOCH

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,646,942,792.353           57.632%                  99.819%
Withhold................................     15,663,802.580             .105%                    .181%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                SIDNEY E. HARRIS

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,726,038.293           57.611%                  99.782%
Withhold................................     18,880,556.640             .126%                    .218%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                 WARREN Y. JOBE

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,699,091.683           57.611%                  99.782%
Withhold................................     18,907,503.250             .126%                    .218%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                               CLARENCE H. RIDLEY

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,065,943.353           57.607%                  99.774%
Withhold................................     19,540,651.580             .130%                    .226%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

                                JAMES O. ROBBINS

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,422,544.023           57.609%                  99.779%
Withhold................................     19,184,050.910             .128%                    .221%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                               JONATHAN T. WALTON

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,647,114,982.373           57.634%                  99.821%
Withhold................................     15,491,612.560             .103%                    .179%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                               CHARLES D. WINSLOW

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,530,202.353           57.610%                  99.780%
Withhold................................     19,076,392.580             .127%                    .220%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

Proposal 2:

           Aggressive Growth                 # of Shares      % of Outstanding Shares   % of Shares Present
               Stock Fund                 -----------------   -----------------------   -------------------
Affirmative.............................      3,631,937.000           99.844%                 100.000%
Against.................................               .000             .000%                    .000%
Abstain.................................               .000             .000%                    .000%
                                          -----------------           ------                  -------
Total...................................      3,631,937.000           99.844%                 100.000%

            Emerging Growth                  # of Shares      % of Outstanding Shares   % of Shares Present
               Stock Fund                 -----------------   -----------------------   -------------------
Affirmative.............................      1,786,490.000           99.583%                 100.000%
Against.................................               .000             .000%                    .000%
Abstain.................................               .000             .000%                    .000%
                                          -----------------           ------                  -------
Total...................................      1,786,490.000           99.583%                 100.000%

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities during the period ended March 31, 2005 is available (1) without charge, upon request, by calling 1-800-428-6970, or on the Funds' website at www.sticlassicfunds.com, and (2) on the Securities and Exchange Commission's website at www.sec.gov.

Other Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review, or for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                               2005 Annual Report
                 ---------------------------------------------
                         STI Classic Fixed Income Funds
                 ---------------------------------------------




                                STI Classic Funds




                                                                  March 31, 2005

TABLE OF CONTENTS
================================================================================

STI CLASSIC FIXED INCOME FUNDS ANNUAL REPORT MARCH 31, 2005

President and CIO Letter to Shareholders..............................................1

MANAGEMENT DISCUSSION AND ANALYSIS

Florida Tax-Exempt Bond Fund..........................................................3
Georgia Tax-Exempt Bond Fund..........................................................5
High Income Fund......................................................................7
Investment Grade Bond Fund............................................................9
Investment Grade Tax-Exempt Bond Fund................................................11
Limited-Term Federal Mortgage Securities Fund........................................13
Maryland Municipal Bond Fund.........................................................15
North Carolina Tax-Exempt Bond Fund..................................................17
Short-Term Bond Fund.................................................................19
Short-Term U.S. Treasury Securities Fund.............................................21
Strategic Income Fund................................................................23
U.S. Government Securities Fund......................................................25
Virginia Intermediate Municipal Bond Fund............................................27
Virginia Municipal Bond Fund.........................................................29

SCHEDULE OF PORTFOLIO INVESTMENTS....................................................31

Notes to Schedule of Portfolio Investments...........................................76
Statements of Assets and Liabilities.................................................77
Statements of Operations.............................................................79

Statements of Changes in Net Assets..................................................83

Financial Highlights.................................................................89

Notes to Financial Highlights.......................................................103

Notes to Financial Statements.......................................................104

Report of Independent Registered Public Accounting Firm.............................123

Trustees and Officers of the STI Classic Funds......................................124

Expense Examples....................................................................126

Special Meeting of Shareholders.....................................................128

PRESIDENT AND CIO LETTER TO SHAREHOLDERS
===============================================================================


MARCH 31, 2005


Dear Valued STI Classic Funds Shareholder,


The STI Classic Funds changed its official fiscal year end from May 31 to March
31. As a result, the "annual" shareholder letter this year will cover the 10 month period from June 1, 2004 through March 31, 2005. A great many pressures, policies, and events took place during this shorter time frame, and we will provide our perspective on how this has affected the direction and pace of the economy and financial markets.

Amid a firming economic backdrop and despite rising "headwinds," both the equity and bond markets registered net gains in the 10 month period ended March 31, 2005. The large-cap benchmark S&P 500 stock index rose 6.9% on a total return basis, while the Lehman Aggregate Bond Index gained 4.3%, though the path to both performances was anything but straight. Equities hovered in a trading range through the summer, before enjoying a post-election rally, while bond yields fell steadily through October, before bottoming and moving higher in the first quarter this year.

The economy demonstrated slow but steady and sustainable improvement throughout the past 10 months. For example, the stimulative effects of the previous tax cuts and mortgage rate declines faded as expected, and were gradually replaced with employment and income gains. Headline inflation remained near cycle lows for much of the period, though a combination of higher oil prices and emerging corporate pricing power signaled a turning point and an emerging upward trend. While the handoff from stimulus to sustainability was not exactly smooth, the evidence was adequate to convince the Federal Reserve Board (the "Fed") that the downside risks to the expansion were sufficiently reduced to begin raising short-term interest rates from the 1% low. Over the ensuing months, the Fed raised the overnight fed funds rate a total of seven times to 2.75% by March 31.

Several headwinds emerged as visible sources of restraint on growth during the period, and their influence persists today. These include:

- Higher energy prices: reduces discretionary income and raises operating costs

-    Rising interest rates: raises cost of capital and slows housing

- Weaker dollar: raises the costs of imports and keeps upward pressure on rates

- Lower federal deficit: reduction of stimulus to supplement internal economic strength

In the fixed-income markets, three important trends affected relative performance and our strategy. The first trend was higher short-term interest rates and the flattening effect exerted on the shape of the yield curve. The spread between short and long maturity rates was near an extreme level, so we implemented a "barbell" maturity structure in our bond portfolios to take advantage of this possibility. The second factor was a further narrowing in the credit yield spread between Treasury and Corporate securities, due to signs of economic strength and improving liquidity. We maintained overweight positions in corporate bonds for much of the time to take advantage of this relative outperformance. Finally, the rising risk of higher inflation, combined with favorable supply/demand factors prompted us to establish an overweight position in Treasury Inflation-Index Securities, commonly referred to as TIPS. These strategies proved helpful to our shareholders as longer and shorter-term securities outperformed the middle of the yield curve, and corporate bonds outperformed Treasuries.

In the equity markets, oil and commodity price increases dominated stock performance. Energy stocks were the dominant sector, increasing 44% during the 10 months, followed by utilities (+28%) and materials (+20%), though these last two sectors have relatively small market capitalizations. Performance in the larger technology (-3%), health care (-1%), and finance (2%) sectors lagged. The surge in energy stocks helped the value style outperform growth, while international stocks significantly outperformed the S&P 500. Also, small-cap stocks extended their outperformance string versus large-caps.

Looking ahead, we remain positive on the outlook for the economy and corporate profits, but the rate of growth in both is likely to slow closer to historical averages, due to rising interest rates and more difficult comparisons, respectively. Economic growth may slow temporarily over the near term, but we expect real Gross Domestic Product(1) growth rate to match or slightly exceed the 3.0% average. We believe core inflation may trend moderately higher, supporting the Fed's plan to raise interest rates gradually in the months ahead, and the dollar could be under downward pressure.

We believe equities can perform well relative to bonds in the projected environment, despite the headwinds discussed above, though the sectors with the strongest returns are likely to be quite different from those of the past 10 months. In the bond markets, we see continuing growth and emerging inflation pushing bond yields moderately higher. However, with the yield curve relatively flat and credit yield spreads at narrow levels, relative outperformance in bonds, like stocks, should come from different sectors in the period ahead.

In closing, we want to take this opportunity to thank you again for investing in STI Classic Funds. We are continuing efforts to broaden fund offerings and expand choices, while maintaining our unwavering commitment to the strong, independent research and consistent investment discipline that has helped make STI Classic Funds a premier source of value for our clients.



Sincerely,

/S/ Douglas S. Phillips
Douglas S. Phillips, CFA
President and Chief Investment Officer
Trusco Capital Management



(1) The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

FLORIDA TAX-EXEMPT BOND FUND
================================================================================

PORTFOLIO MANAGER(S)
- Ronald Schwartz, CFA, CFP


INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: For the 10 months ended March 31, 2005, the Fund's produced a total return of 3.31% (T Shares) versus an average return of 4.65% for the Lehman Brothers 10 Year Municipal Bond Index. Lack of exposure to the longer maturities resulted in the Fund's underperformance. The Fund maintained an overweight of 0 to 4-year and 15-year to 20-year paper. The Federal Open Market Committee commenced its first tightening cycle in 5 years by raising the federal funds rate from 1% to 2.75% during the period. The 5-year generic AAA rated municipal bond yields increased 14 basis points (0.14%) over the 10 months, while the 10- and 30-year yields declined 9 and 41 basis points (0.09% and 0.41%), respectively. The 2-year to 30-year municipal bond yield curve flattened 116 basis points (1.16%) to 183 basis points (1.83%) of slope.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: The primary factor behind the Fund's underperformance was its underweighting of maturities exceeding 15 years.

Q.   How do you plan to position the Fund, based on market conditions?

A: The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high. The current yield curve distribution remains appropriate.(1)



                CREDIT QUALITY BREAKDOWN (as of March 31, 2005)
                      as a percentage of total investments

[PIE CHART]

Cash Equivalents        8.5%
Not Rated               2.9%
AA                     11.0%
AAA                    77.6%






                 (1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    FLORIDA TAX-EXEMPT BOND FUND
================================================================================


GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

                                  [LINE GRAPH]

                        Lehman Brothers                Florida Tax-Exempt
                   10 Year Municipal Bond Index        Bond Fund (T Shares)
03/95                       10000                               10000
                            10265                               10209
                            10625                               10520
12/95                       10959                               10911
                            10887                               10756
                            10921                               10816
                            11139                               11047
                            11456                               11341
                            11454                               11233
                            11831                               11592
                            12199                               11911
12/97                       12514                               12227
                            12644                               12326
                            12835                               12509
                            13273                               12940
                            13360                               12991
                            13436                               13017
                            13129                               12718
                            13213                               12713
12/99                       13194                               12690
                            13501                               13032
                            13716                               13223
                            14056                               13497
                            14614                               14168
                            14953                               14444
                            15018                               14504
                            15462                               14902
12/01                       15288                               14689
                            15474                               14819
                            16106                               15438
                            16927                               16269
                            16844                               16241
                            17051                               16412
                            17586                               16806
                            17564                               16760
12/03                       17803                               16908
                            18089                               17050
                            17659                               16638
                            18390                               17198
                            18542                               17276
03/05                       18419                               17149


    [ ] Florida Tax-Exempt Bond Fund (T Shares)

    [ ] Lehman Brothers 10 Year Municipal Bond Index

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average Annual Total Returns as of 3/31/05 (%)
                                                                            --------------------------------------------------------
FLORIDA TAX-EXEMPT BOND FUND                  INCEPTION DATE   10 MONTH**    1 YEAR       3 YEAR    5 YEAR    10 YEAR     SINCE
                                                                                                                       INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  A SHARES           WITHOUT SALES CHARGE        01/18/94         3.24        0.48       4.77       5.45      5.34         5.17
                     CHARGE WITH SALES CHARGE*                   -0.67       -3.29       3.44       4.64      4.93         4.82
------------------------------------------------------------------------------------------------------------------------------------
  L SHARES           WITHOUT CDSC                06/01/95         2.66       -0.16       4.22       4.91        --         4.61
                     WITH CDSC*                                   0.67       -2.09       4.22       4.91        --         4.61
------------------------------------------------------------------------------------------------------------------------------------
  T SHARES                                       01/25/94         3.31        0.58       4.99       5.64      5.54         5.38
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX                      4.65        1.82       5.98       6.41      6.30           --
------------------------------------------------------------------------------------------------------------------------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

GEORGIA TAX-EXEMPT BOND FUND
================================================================================

PORTFOLIO MANAGER(S)
- Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: For the 10 months ended March 31, 2005, the Fund's produced a total return of 4.73% (T Shares) versus an average return of 4.65% for the Lehman Brothers 10 Year Municipal Bond Index. The Fund's "barbell" yield curve strategy contributed to its outperformance. The Fund maintained an overweight of 0 to 4-year and 15-year and longer paper. Within the latter maturity range, the period witnessed exposure to the 15-year sector reduced while exposure to the long bond sector was increased. The Federal Open Market Committee commenced its first tightening cycle in 5 years by raising the federal funds rate from 1% to 2.75% during the period. The 5-year generic AAA rated municipal bond yields increased 14 basis points (0.14%) over the 10 months, while the 10- and 30-year yields declined 9 and 41 basis points (0.09% and 0.41%), respectively. The 2-year to 30-year municipal bond yield curve flattened 116 basis points (1.16%) to 183 basis points (1.83%) of slope.


Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: The primary factor behind the Fund's outperformance was its high relative allocation to callable bonds with 5% or greater coupons and final maturities exceeding 15 years. In addition, one bond holding was pre-refunded during the period.

Q.   How do you plan to position the Fund, based on market conditions?

A: The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high. The current yield curve distribution remains appropriate.(1)


               CREDIT QUALITY BREAKDOWN (as of March 31, 2005)(1)
                      as a percentage of total investments


[PIE CHART]

Cash Equivalents                2.5%
AAA                            73.1%
A-1                             3.6%
AA                              7.0%
A                              11.5%
BBB                             2.3%


                 (1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    GEORGIA TAX-EXEMPT BOND FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)


[LINE GRAPH]

                                Lehman Brothers            Georgia Tax-Exempt
                      10 Year Municipal Bond Index         Bond Fund (T Shares]
03/95                           10000                           10000
                                10265                           10210
                                10625                           10466
12/95                           10959                           10808
                                10887                           10723
                                10921                           10740
                                11139                           10922
                                11456                           11189
                                11454                           11135
                                11831                           11479
                                12199                           11812
12/97                           12514                           12104
                                12644                           12188
                                12835                           12348
                                13273                           12753
                                13360                           12804
                                13436                           12812
                                13129                           12517
                                13213                           12531
12/99                           13194                           12515
                                13501                           12750
                                13716                           12911
                                14056                           13178
                                14614                           13694
                                14953                           14007
                                15018                           14048
                                15462                           14432
12/01                           15288                           14286
                                15474                           14365
                                16106                           14932
                                16927                           15587
                                16844                           15596
                                17051                           15704
                                17586                           16077
                                17564                           16065
12/03                           17803                           16197
                                18089                           16341
                                17659                           15900
                                18390                           16499
                                18542                           16657
03/05                           18419                           16593

    [ ] Georgia Tax-Exempt Bond Fund (T Shares]

    [ ] Lehman Brothers 10 Year Municipal Bond Index


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                             -------------------------------------------------------
                                                                                                                          SINCE
GEORGIA TAX-EXEMPT BOND FUND                   INCEPTION DATE   10 MONTH**    1 YEAR     3 YEAR     5 YEAR    10 YEAR   INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
    A SHARES         WITHOUT SALES CHARGE         01/19/94       4.57           1.26       4.71      5.19       4.98       4.40
                     CHARGE WITH SALES CHARGE*                   0.64          -2.50       3.39      4.39       4.57       4.04
------------------------------------------------------------------------------------------------------------------------------------
    L SHARES         WITHOUT CDSC                 06/06/95       4.09           0.80       4.17      4.69         --       4.21
                     WITH CDSC*                                  2.09          -1.12       4.17      4.69         --       4.21
------------------------------------------------------------------------------------------------------------------------------------
    T SHARES                                      01/18/94       4.73           1.54       4.92      5.41       5.19        4.60
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR                                          4.65           1.82       5.98      6.41       6.30         --
MUNICIPAL BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

HIGH INCOME FUND
================================================================================

PORTFOLIO MANAGER(S)
-  George Goudelias
-  Michael McEachern, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: During the fiscal year ended March 31, 2005, the total return for the High Income Fund was 9.31% (T Shares) compared to 9.42% for the Fund's benchmark, the Lehman Brothers U.S. Corporate High Yield Index.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: Along with BB and B rated bonds, the High Income Fund seeks to increase the yield of the portfolio by also investing in the lower quality CCC rated sector. In the past fiscal year, the Fund benefited from holding lower quality bonds for a number of reasons. The higher yield of the portfolio resulted in generous coupon income; and since the beginning of the credit rally in the fourth quarter of 2002, spreads for the lowest quality bonds contracted more than other sectors. This resulted in a strong principal return for the Fund. Along with overall spread narrowing, favorable security selection added to the Fund's return as portfolio companies, such as Ardent Health care, tendered for their outstanding bonds at very attractive levels.(1)

Q.   How do you plan to position the Fund, based on market conditions?

A: We believe the economy continues to offer a favorable environment for High Yield securities. Consumer demand has shown no signs of weakening and capital spending has grown at a comfortable pace. The weak dollar has dampened competition from exports and allowed companies in basic industries to regain some pricing power. Over the past five quarters, gross domestic product growth(2) has ranged from 3.0% to 4.5% -- a pace that is not too slow and not too overheated, but just right for High Yield securities.

     In addition, we believe most High Yield issuers will continue to build healthier balance sheets and are not borrowing excessively to finance overexpansion or expensive acquisitions. Both leverage and interest coverage are improving for the average High Yield issuer. A robust market has allowed companies to refinance their high interest rate short term bonds and bank loans into longer maturity and lower coupon public debt. Defaults also remain near their seven year low. Fundamental conditions -- for consumer demand, corporate financial health and access to liquidity -- remain quite positive.(1)


                 PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


[PIE CHART]

Cash Equivalents         4.5%
Corporate Bonds         95.5%





                 (1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

(2) The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

                                                                HIGH INCOME FUND
================================================================================


               GROWTH OF $10,000 INVESTMENT (as of March 31,2005)


[LINE GRAPH]

                        Lehman Brothers U.S.             High Income Fund (T Shares]
                     Corporate High Yield Bond Index
10/03/01                        10000                            10000
12/01                           10578                            10342
                                10756                            10354
                                10066                             9785
                                 9771                             9257
12/02                           10429                             9997
                                11223                            10576
                                12357                            11499
                                12700                            11792
12/03                           13450                            12578
                                13765                            12799
                                13633                            12752
                                14294                            13234
12/04                           14947                            13876
03/05                           14707                            13727



    [ ] High Income Fund (T Shares]

    [ ] Lehman Brothers U.S. Corporate High Yield Bond Index

This chart assumes an initial hypothetical investment of $10,000 made on 10/3/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Corporate High Yield Bond Index, a widely recognized, market value-weighted index that covers the universe of fixed rate, non-investment grade debt. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


------------------------------------------------------------------------------------------------------------------------------------
                                                                               AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                         -----------------------------------------------------------
                                                                                                                            SINCE
HIGH INCOME FUND                              INCEPTION DATE   10 MONTH**    1 YEAR      3 YEAR      5 YEAR     10 YEAR   INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  A SHARES          WITHOUT SALES CHARGE       10/27/03         9.17         6.91          --          --         --        9.75
                    WITH SALES CHARGE*                          5.04         2.88          --          --         --        6.83
------------------------------------------------------------------------------------------------------------------------------------
  L SHARES          WITHOUT CDSC               05/04/94         8.69         6.54        9.11        6.65       4.63         4.73
                    WITH CDSC*                                  6.69         4.60        9.11        6.65       4.63         4.73
------------------------------------------------------------------------------------------------------------------------------------
  T SHARES                                     10/03/01         9.31         7.25       9.86           --         --        9.50
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. CORPORATE                                  9.42         6.84       10.99        7.13       7.34          --
HIGH YIELD BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

INVESTMENT GRADE BOND FUND
================================================================================

PORTFOLIO MANAGER(S)
- Perry Troisi
- John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: The Fund had excellent returns for the 10 month period from May 31, 2004 to March 31, 2005 at 4.71% (T Shares) versus 4.11% for the Lehman Brothers Government/Credit Bond Index. This period was a market environment where credit quality continued to improve, demand for fixed income investments was significantly greater than supply, and the yield curve flattened dramatically as the Federal Reserve Board (the "Fed") pushed short term rates higher while longer term rates actually fell. Performance was positively impacted by strategies that included an overweight position in corporates, a yield curve structure that took advantage of the flattening yield curve, and exposure to Treasury Inflationary Protected Securities ("TIPS").

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: In the environment of tightening credit spreads, our over-weight in corporates significantly impacted performance. Our yield curve structure ("barbell") also positively impacted performance, and our exposure to TIPS benefited the portfolio.(1)

Q.   How do you plan to position the Fund, based on market conditions?

A: We view the current environment as an opportunity to generate excess returns defensively, and have taken action to limit our exposure to expensive sectors and a yield curve which has already flattened. Spreads across all major quality classes have tightened to levels not seen since the mid- to late 1990's, and we now underweight corporates. With spreads as tight as they are, the foregone coupon income is minimal while providing a more compelling near-term risk/reward profile. With the yield curve having flattened at a nearly unprecedented rate, we recently removed the yield curve trade as further upside appears to be limited. Our most opportunistic exposure continues to be found in TIPS, a sector where we still see value, as inflation protection has now shifted to the forefront of the Fed's focus.(1)


                 PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


[PIE CHART]

U.S. Treasury Instruments       58.0%
Corporate Bonds                 32.6%
GNMA                             2.6%
FHLMC                            2.0%
Cash Equivalents                 2.0%
FNMA                             1.5%
U.S. Agency Bonds                1.3%




                 (1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                      INVESTMENT GRADE BOND FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)
   Investment Grade          Lehman Brothers U.S.           Lehman Brothers U.S.
 Bond Fund (T Shares]    Government/Credit Bond Index       Aggregate Bond Index
[PERFORMANCE GRAPH]

03/95   10000                        10000                           10000
        10649                        10611                           10609
        10853                        10797                           10818
12/95   11358                        11284                           11279
        11093                        11054                           11079
        11145                        11080                           11142
        11341                        11259                           11348
        11688                        11548                           11688
        11587                        11463                           11623
        12009                        11867                           12050
        12430                        12253                           12450
12/97   12828                        12596                           12816
        13023                        12819                           13016
        13364                        13140                           13320
        14025                        13848                           13883
        14044                        13754                           13930
        13876                        13673                           13861
        13724                        13502                           13739
        13798                        13606                           13832
12/99   13742                        13543                           13815
        14112                        13837                           14120
        14316                        13604                           14366
        14728                        13957                           14799
        15371                        14433                           15421
        15862                        15151                           15889
        15910                        15207                           15979
        16668                        15876                           16716
12/01   16678                        15741                           16724
        16599                        15574                           16739
        17222                        15806                           17358
        18203                        16609                           18153
        18518                        16909                           18439
        18823                        17184                           18695
        19486                        17663                           19163
        19388                        17574                           19135
12/03   19383                        17535                           19195
        19980                        18062                           19706
        19346                        17434                           19224
        20034                        18032                           19839
        20195                        18251                           20028
03/05   20060                        18165                           19932





This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Government/Credit Bond Index a widely recognized composite index made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index which include U.S. Government, Treasury and agency securities, as well as high grade corporate bonds. The Fund's performance is also compared to the Lehman Brothers U.S. Aggregate Bond Index a widely recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.




                                                                                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                       -------------------------------------------------------------

INVESTMENT GRADE BOND FUND                INCEPTION DATE   10 MONTH**      1 YEAR      3 YEAR      5 YEAR      10 YEAR      SINCE
                                                                                                                          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  A SHARES        WITHOUT SALES CHARGE       06/11/92         4.24          0.06        4.80        5.16        5.72         5.56

                  WITH SALES CHARGE*                          0.35         -3.69        3.49        4.36        5.32         5.25
------------------------------------------------------------------------------------------------------------------------------------
  L SHARES        WITHOUT CDSC               06/07/95         3.90         -0.44        4.32        4.63         --          4.71

                  WITH CDSC*                                  1.90         -2.39        4.32        4.63         --          4.71
------------------------------------------------------------------------------------------------------------------------------------
  T SHARES                                   07/16/92         4.71          0.57        5.26        5.59        6.15         5.95
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. GOVERNMENT/                              4.11          0.40        6.52        7.29        7.21           --
CREDIT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. AGGREGATE                                4.27          1.15        5.99        7.14        7.14           --
BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

** Aggregate total return

INVESTMENT GRADE TAX-EXEMPT BOND FUND
================================================================================
PORTFOLIO MANAGER(S)
- Ronald Schwartz, CFA, CFP

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: For the 10 months ended March 31, 2005, the Fund's produced a total return of 3.74% (T Shares) versus a total return of 2.84% for the Lehman Brothers
   5 Year Municipal Bond Fund. The Fund's "barbell" yield curve strategy contributed to its outperformance. The Fund maintained an overweight of 0 to 4-year and 15-year and longer paper. Within the latter maturity range, the period witnessed exposure to the 15-year sector reduced while exposure to the long bond sector was increased. The Federal Open Market Committee commenced its first tightening cycle in 5 years by raising the federal funds rate from 1% to 2.75% during the period. The 5-year generic AAA rated municipal bond yields increased 14 basis points (0.14%) over the 10 months, while the 10- and 30-year yields declined 9 and 41 basis points (0.09% and 0.41%), respectively. The 2-year to 30-year municipal bond yield curve flattened 116 basis points (1.16%)to 183 basis points (1.83%) of slope.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: The primary factor behind the Fund's outperformance was its high relative allocation to callable bonds with 5% or greater coupons and final maturities exceeding 15 years.(1)

Q. How do you plan to position the Fund, based on market conditions?

A: The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high. The current yield curve distribution remains appropriate.(1)



CREDIT QUALITY (as of March 31, 2005)(1) as a percentage of total investments

[PIE CHART]

Not Rated          7.4%
A                  0.7%
AA                17.8%
AAA               74.1%

(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND
================================================================================

 GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

[PERFORMANCE GRAPH]

 Investment Grade Tax-Exempt               Lehman Brothers 5 Year
     Bond Fund(T Shares)                    Municipal Bond Index


03/95        10000                                  10000
             10237                                  10268
             10499                                  10513
12/95        10838                                  10729
             10867                                  10729
             10937                                  10787
             11165                                  10965
             11437                                  11182
             11423                                  11179
             11756                                  11452
             12030                                  11697
12/97        12328                                  11895
             12463                                  12033
             12661                                  12168
             13098                                  12487
             13198                                  12590
             13271                                  12721
             13072                                  12563
             13102                                  12681
12/99        13164                                  12682
             13488                                  12834
             13694                                  13036
             13964                                  13293
             14595                                  13661
             14940                                  14048
             14991                                  14186
             15371                                  14576
12/01        15400                                  14509
             15581                                  14593
             16083                                  15194
             16853                                  15721
             16998                                  15854
             17176                                  16031
             17573                                  16322
             17590                                  16486
12/03        17747                                  16509
             17958                                  16719
             17658                                  16360
             18218                                  16823
             18367                                  16958
03/05        18236                                  16763



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.




                                                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                         -----------------------------------------------------------

INVESTMENT GRADE                           INCEPTION DATE    10 MONTH**    1 YEAR      3 YEAR     5 YEAR    10 YEAR        SINCE
TAX-EXEMPT BOND FUND                                                                                                      INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
    A SHARES     WITHOUT SALES CHARGE         06/09/92          3.28        1.12        4.97       5.78      5.76          6.35

                 WITH SALES CHARGE*                            -0.62       -2.70        3.65       4.98      5.36          6.03
------------------------------------------------------------------------------------------------------------------------------------
    L SHARES         WITHOUT CDSC             06/01/95          2.86        0.62        4.44       5.26       --           5.07

                     WITH CDSC*                                 0.86       -1.33        4.44       5.26       --           5.07
------------------------------------------------------------------------------------------------------------------------------------
    T SHARES                                  10/21/93          3.74        1.55        5.38       6.22      6.19          5.95
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 5 YEAR                                          2.84        0.26        4.73       5.49      5.30            --
MUNICIPAL BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
================================================================================
PORTFOLIO MANAGER(S)
- Joseph Calabrese, CFA
- John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005

A: The Fund outperformed its benchmark by 26 basis points (0.26%) for the first quarter of 2005; returning -0.30% versus -0.56% for the index. For the past 10 months, the Fund returned 2.26% (T Shares) compared to a 1.15% and 0.96% for the Fund's benchmarks the Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index and the Merrill Lynch 1-5 Year U. S. Treasuries Index.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: Higher coupon mortgages, which increase portfolio income and act as a cushion against rising interest rates, were added. Proceeds came from principal paydowns and the sale of lower coupon mortgages. Higher coupon 30 year mortgages preserved performance with greater levels of income protecting price depreciation relative to shorter duration production. Underweighting short Treasury and Agency debentures in a weakening bond market also supported performance.(1)

Q. How do you plan to position the Fund, based on market conditions?

A: At present, our overriding concern is that certain market sectors are exhibiting complacency at very expensive levels. In our estimation, a single negative event could cause a market dislocation. Consequently, we think it is prudent to continue to methodically decrease risk exposure and wait for more attractive levels to surface.(1)

   We believe current market conditions are an anomaly. This period represents one of the rare times superior total returns could be achieved by being pool specific and coupon selective. The net supply of Mortgages has been near zero adding further bias to an already rich market. While our tactical allocation is tailored to the benchmark, we will continue to be cautious in our security selection.(1)


PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as a percentage of total investments

[PIE CHART]


Cash Equivalents        2.2%
FNMA                   65.3%
FHLMC                  24.2%
GNMA                    8.3%


(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

[PERFORMANCE GRAPH]

Limited-Term Federal     Merrill Lynch 1-5 Year AAA     Merrill Lynch 1-5 Year
Mortgage Securities        AAA Treasuries/Agencies           U.S. Treasuries
  Fund (T Shares)                  Index                       Index

03/95  10000                      10000                        10000
       10352                      10396                        10399
       10515                      10553                        10555
12/95  10778                      10860                        10866
       10814                      10851                        10852
       10871                      10939                        10938
       11053                      11123                        11122
       11265                      11353                        11352
       11302                      11395                        11392
       11572                      11674                        11672
       11812                      11935                        11933
12/97  12025                      12160                        12159
       12190                      12345                        12343
       12366                      12547                        12546
       12806                      13026                        13039
       12856                      13092                        13101
       12935                      13130                        13132
       12896                      13166                        13168
       13009                      13320                        13327
12/99  13017                      13367                        13368
       13148                      13538                        13550
       13357                      13781                        13792
       13709                      14111                        14110
       14135                      14571                        14555
       14426                      14995                        14975
       14531                      15130                        15098
       15164                      15756                        15720
12/01  15182                      15813                        15772
       15278                      15806                        15749
       15688                      16293                        16223
       16137                      16844                        16813
       16320                      17006                        16950
       16475                      17132                        17067
       16663                      17325                        17255
       16507                      17365                        17301
12/03  16552                      17371                        17299
       16834                      17633                        17563
       16548                      17341                        17270
       16856                      17610                        17528
       16943                      17623                        17526
03/05  16893                      17523                        17422



This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index. The Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index tracks the performance of U.S. government and agency bonds that have a minimum issue size of $150 million. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely recognized, capitalization weighted index of U.S. Treasury securities with maturities of one year or greater and no more than 5 years. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                       -------------------------------------------------------------

LIMITED-TERM FEDERAL MORTGAGE              INCEPTION DATE   10 MONTH**     1 YEAR      3 YEAR    5 YEAR     10 YEAR        SINCE
SECURITIES FUND                                                                                                          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  A SHARES       WITHOUT SALES CHARGE         07/18/94         2.07         0.11        3.15      4.85       5.12          5.19

                 WITH SALES CHARGE*                           -0.48        -2.42        2.28      4.32       4.86          4.94
------------------------------------------------------------------------------------------------------------------------------------
  L SHARES        WITHOUT CDSC                06/07/95         1.81        -0.29        2.80      4.53        --           4.53

                  WITH CDSC*                                  -0.17        -2.22        2.80      4.53        --           4.53
------------------------------------------------------------------------------------------------------------------------------------
  T SHARES                                    06/06/94         2.26         0.35        3.41      5.14       5.38          5.38
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-5 YEAR AAA                                     1.15        -0.62        3.50      5.29       5.77           --
U.S. TREASURY/AGENCIES INDEX
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-5                                              0.96        -0.80        3.42      5.16       5.71           --
YEAR U. S. TREASURIES
INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

MARYLAND MUNICIPAL BOND FUND
================================================================================
PORTFOLIO MANAGER(S)
- George E. Calvert, Jr.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: For the 10 months ended March 31, 2005, the Fund underperformed the
   Lehman Brothers 10 Year Municipal Bond Index, producing a total return of 3.87% (T Shares) compared to 4.65% for the benchmark. The Fund has been positioned defensively since the middle of 2003, expecting rates to rise across the curve at a much more rapid pace than has occurred while the Federal Reserve was tightening monetary policy. More specifically, the Fund was under represented, significantly, in the maturities range 20 years and longer. For this period the longest bonds generated exceptional returns combining income and price appreciation while short bonds suffered actual price declines as interest rates rose and the curve flattened.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: There were no specific investments that influenced performance. Yield curve positioning was more critical over the past 10 months than was credit quality or other factors. The Fund's high grade holdings in the intermediate part of the curve lagged the returns of the long end. When combined with the Fund's under weighting in the long maturities, this led to overall underperformance for the period.(1)

Q. How do you plan to position the Fund, based on market conditions?

A: The Fund will add longer duration bonds to the portfolio with coupons of 5% or higher, while maintaining portfolio duration at a level that we consider to be at or below the peer group average. We also plan to make adjustments more quickly in the future if our exposure to various maturity ranges on the curve varies significantly from market weightings as it did the past two years, assuming an adequate supply of Maryland bonds, which trade at aggressive levels and good values relative to the national market, are difficult to find.(1)


CREDIT QUALITY (as of March 31, 2005)(1) as a percentage of total investments


[PIE CHART]


Cash Equivalents      4.4%
Not Rated             1.8%
A                    18.3%
AA                   36.7%
AAA                  32.3%
BBB                   6.4%


(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    MARYLAND MUNICIPAL BOND FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

[PERFORMANCE GRAPH]

           Maryland Municipal Bond        Lehman Brothers 10 Year
              Fund (T Shares]              Municipal Bond Index

03/01/96           10000                           10000
                    9619                            9906
                    9784                           10104
                   10003                           10392
                    9933                           10390
                   10289                           10732
                   10606                           11065
12/97              10882                           11352
                   10983                           11469
                   11118                           11643
                   11467                           12040
                   11520                           12119
                   11565                           12188
                   11452                           11909
                   11278                           11985
12/99              11137                           11968
                   11477                           12247
                   11611                           12442
                   11911                           12751
                   12396                           13256
                   12656                           13564
                   12733                           13623
                   13069                           14026
12/01              12959                           13868
                   13024                           14037
                   13530                           14609
                   14104                           15354
                   14113                           15279
                   14249                           15467
                   14598                           15952
                   14600                           15932
12/03              14708                           16150
                   14902                           16409
                   14592                           16019
                   15051                           16682
                   15198                           16820
03/05              15114                           16708





This chart assumes an initial hypothetical investment of $10,000 made on 3/1/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.



                                                                                 Average Annual Total Returns as of 3/31/05 (%)
                                                                             -------------------------------------------------------

MARYLAND MUNICIPAL BOND FUND                INCEPTION DATE     10 MONTH**      1 YEAR        3 YEAR        5 YEAR        SINCE
                                                                                                                         INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  L SHARES        WITHOUT SALES CHARGE         04/25/96           3.03           0.45          4.09          4.68          4.29

                  WITH CDSC*                                      1.03          -1.49          4.09          4.68          4.29
------------------------------------------------------------------------------------------------------------------------------------
  T SHARES                                     03/01/96           3.87           1.42          5.09          5.66          4.65
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR                                           4.65           1.82          5.98          6.41            --
MUNICIPAL BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class L Share performance reflects the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

NORTH CAROLINA TAX-EXEMPT BOND FUND
================================================================================
PORTFOLIO MANAGER(S)
- Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: For the 10 month period ended March 31, 2005, the Fund produced a total return of 3.97% (T Shares) compared to a 4.65% total return for the Fund's benchmark, the Lehman Brothers 10 Year Municipal Bond Index.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: The North Carolina Tax-Exempt Bond commenced operations on March 21, 2005, and therefore the performance history is that of the prior management company.(+)

Q. How do you plan to position the Fund, based on market conditions?

A: The Fund entered January 2005 with more than 60% of its assets invested in bonds with final maturities ranging from 8 to 16 years. The coming year, we will reduce this allocation and increase exposure to 15-year and longer paper. The Fund will favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high.


CREDIT QUALITY BREAKDOWN (as of March 31, 2005)(1) as a percentage of total investments


[PIE CHART]


Cash Equivalents       1.7%
A-1                   11.3%
AA                    20.3%
AAA                   65.4%
BBB                    1.3%



(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                             NORTH CAROLINA TAX-EXEMPT BOND FUND
================================================================================


GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

[PERFORMANCE GRAPH]

     North Carolina Tax-Exempt                      Lehman Brothers 10 Year
         Bond (T Shares]                             Municipal Bond Index

01/08/04       10000                                      10000
               10219                                      10202
03/04          10161                                      10133
               9880                                       9847
               9886                                       9848
06/04          9919                                       9872
               10055                                      10018
               10275                                      10226
09/04          10330                                      10282
               10412                                      10359
               10294                                      10232
12/04          10415                                      10349
               10503                                      10435
               10437                                      10380
03/05          10346                                      10239



This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.




                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                ----------------------------------------------------

NORTH CAROLINA                                                                                                      SINCE
TAX-EXEMPT BOND FUND                              INCEPTION DATE*      10 MONTH**        1 YEAR                   INCEPTION
------------------------------------------------------------------------------------------------------------------------------------

  A SHARES       WITHOUT SALES CHARGE                01/08/04           -0.89              1.08                       1.97

                 WITH SALES CHARGE*                                     -4.25             -2.68                      -1.16
------------------------------------------------------------------------------------------------------------------------------------
  L SHARES               WITHOUT CDSC                01/08/04           -0.90              1.08                      -1.04

                         WITH CDSC*                                     -2.48             -0.88                      -3.00
------------------------------------------------------------------------------------------------------------------------------------
  T SHARES                                           01/08/04            3.97              1.05                       1.94
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR                                                  4.65              1.82                        --
MUNICIPAL BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

** Aggregate total return

(+)The Fund began operations on March 21, 2005. Performance from January 8, 2004 to March 21, 2005 is that of the CCMI Tax-Exempt North Carolina Fund, the
Fund's predecessor.

SHORT-TERM BOND FUND
================================================================================
PORTFOLIO MANAGER(S)
- Rob W. Corner
- H. Rick Nelson

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: The Fund performed in line with expectations and slightly below its benchmark index. The return for the 10 month period ended March 31, 2005 was 0.96% (T Shares). This compared to a return of 1.01% for the Citigroup 1-3 Year Government/Credit Index.

   The 10 month period ended March 31, 2005 was not an ideal environment for short-term bonds as the Fed embarked on its first tightening campaign since they last raised rates in 1999-2000. Beginning on June 30, 2004, the Federal Open Market Committee ("FOMC") launched a series of rate increases at each FOMC meeting increasing the fed funds rate up by 175 basis points (1.75%) to 2.75% from 1.00%. As a result, short-term bond yields also rose. For example, the two year U.S. Treasury note jumped 125 basis points (1.25%) to 3.79% from 2.54% during the same period.

   The economic environment during this period has been characterized by accommodative monetary policy, increased inflation concerns, moderate economic growth, and improved labor market conditions. The rise in rates by the Fed has been an attempt to remove monetary policy accommodation, to control economic growth, and contain inflation expectations.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: The Fund maintained a defensive duration over the last 10 months as interest moved higher by over 100 basis points (1.00%). While the rise in rates caused price depreciation and generally detracted from performance of the Fund, a longer duration would have detracted even more from performance in a rising rate environment.(1)

   Our sector allocations remained relatively constant through the time period as we emphasized yield through corporate bonds, asset backed securities, and mortgage backed securities. The most notable changes to allocation was a reduction to corporate bonds and an increase in mortgage backed securities. We sold out of GM bonds during the first quarter of 2005 which proved beneficial as the auto sector has been downgraded by the rating services.(1)

   The allocation to "spread" sectors helped performance as yield/income was the primary source of returns as rates rose. U.S. Agency bonds and mortgage backed securities benefited from reduced supply, greater demand (including overseas), and lower volatility.(1)

   The Fund also owns some securities longer then three years which caused the Fund to be invested in a "barbell" fashion (longer securities and shorter securities and less in the middle). This also helped the returns as the two to five year part of the curve flattened by 86 basis points (Q.86%).(1)

Q. How do you plan to position the Fund, based on market conditions?

A: In the short-term we plan to maintain our conservative duration theme as the Fed is expected to continue raising rates. However, we may look to increase duration at some point in the next year as the Fed approaches the end of their tightening cycle.

   We are focusing more on quality and have reduced our allocation "BBB" credits as credit spreads have narrowed to extreme levels and a recent spate of high profile events (i.e. GM, AIG, KMG) have heightened our concern over event risk.(1)



PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as a percentage of total investments

[PIE CHART]

Cash Equivalents                  0.1%
Corporate Bonds                  35.4%
U.S. Treasury Instruments        18.9%
FNMA                             16.6%
FHLMC                            10.7%
Asset Backed Securities           9.5%
U.S. Agency Bonds                 8.8%



(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                            SHORT-TERM BOND FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

[PERFORMANCE GRAPH]

        Short-Term Bond                           Citigroup 1-3 Year
        Fund (T Shares)                         Government/Credit Index








               [PLOT POINTS MISSING]




This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 1-3 Year Government/Credit Index a widely recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the index have maturities of one year or greater and less than three years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.



                                                                                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                           ---------------------------------------------------------
                                                                                                                          SINCE

SHORT-TERM BOND FUND                        INCEPTION DATE    10 MONTH**     LYEAR     3 YEAR    5 YEAR    10 YEAR      INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
    A SHARES    WITHOUT SALES CHARGE           03/22/93         0.67         -0.40      1.87      3.72       4.54          4.27

                WITH SALES CHARGE*                             -1.33         -2.35      1.20      3.29       4.33          4.09
------------------------------------------------------------------------------------------------------------------------------------
    L SHARES         WITHOUT CDSC              06/20/95         0.46         -0.67      1.55       3.35       --           3.91

                     WITH CDSC*                                -1.51         -2.62      1.55       3.35       --           3.91
------------------------------------------------------------------------------------------------------------------------------------
    T SHARES         WITHOUT LOAD              03/15/93          0.96        -0.09      2.13      3.92       4.74         4.51
------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP 1-3 YEAR GOVERNMENT/CREDIT INDEX                       1.01        -0.13      3.36      5.13       5.63          --
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* Class A Share performance reflects the maximum front-end sales charge of'2.00% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of'2.00% in year one only.

** Aggregate total return

SHORT-TERM U.S. TREASURY SECURITIES FUND
================================================================================

 PORTFOLIO MANAGER(S)
 - H. Rick Nelson
 - Chad Stephens

 INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund produced a total return of 0.35% (T Shares) for the 10 month period ended March 31, 2005. This compared to a return of 0.71% and 1.45% for the Citigroup 1-3 Year Treasury Index and Citigroup 6 Month Treasury Bill Index.

   The 10 month period ended March 31, 2005 was not an ideal environment for short-term bonds as the Federal Reserve Board (the "Fed") embarked on its first tightening campaign since they last raised rates in 1999-2000. Beginning on June 30, 2004, the Federal Open Market Committee ("FOMC") launched a series of rate increases at each FOMC meeting pushing the fed funds rate up by 175 basis points (1.75%) to 2.75% from 1.00%. As a result, short-term bond yields also rose. For example, the two year U.S. Treasury note jumped 125 basis points (1.25%) to 3.79% from 2.54% during the same period.

   The economic environment during this period has been characterized by accommodative monetary policy, increased inflation concerns, moderate economic growth, and improved labor market conditions. The rise in rates by the Fed has been an attempt to remove monetary policy accommodation, to control economic growth, and contain inflation expectations.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund maintained a defensive duration over the last 10 months as interest moved higher by over 100 basis points (1.00%). While the rise in rates caused price depreciation and generally detracted from performance of the Fund, a longer duration would have detracted even more from performance in a rising rate environment.

Q. HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: In the short-term we plan to maintain our conservative duration theme as the Fed is expected to continue raising rates. However, we will look to increase duration at some point in the next year as the Fed approaches the end of their tightening cycle.

PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as a percentage of total investments

Cash Equivalents              0.6%
U.S. Treasury Instruments    99.4%

(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

SHORT-TERM U.S. TREASURY SECURITIES FUND
================================================================================

    GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

   [LINE CHART]

        SHORT-TERM U.S.  CITIGROUP 1-3 YEAR    CITIGROUP 6 MONTH
        TREASURY             TREASURY           TREASURY BILL
        SECURITIES FUND       INDEX               INDEX
        (T SHARES)


03/95   10000                   10000              10000
        10314                   10153              10233
        10463                   10303              10361


12/95   10721                   10448              10582
        10767                   10587              10630
        10879                   10723              10724
        11059                   10865              10885
        11267                   11011              11060
        11343                   11154              11113
        11589                   11302              11344
        11817                   11455              11543


12/97   12015                   11609              11708
        12189                   11761              11869
        12376                   11916              12031
        12757                   12072              12341
        12853                   12222              12439
        12932                   12359              12501
        13005                   12500              12552
        13171                   12649              12694

12/99   13245                   12808              12776
        13410                   12980              12919
        13641                   13170              13094
        13928                   13374              13331
        14305                   13585              13625
        14702                   13782              13951
        14872                   13950              14081
        15376                   14087              14452


12/01   15493                   14195              14517
        15487                   14271              14504
        15862                   14338              14792
        16245                   14406              15061
        16388                   14465              15186
        16481                   14515              15263
        16599                   14558              15338
        16671                   14598              15364


12/03   16695                   14635              15394
        16861                   14673              15484
        16679                   14711              15338
        16840                   14760              15425
        16843                   14827              15422

03/05   16798                   14910              15405


   This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

   The Funds performance is compared to the Citigroup 1-3 Year Treasury Index and the Citigroup 6 Month Treasury Bill Index. The Citigroup 1-3 Year Treasury Index is a widely recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6 Month Treasury Bill Index tracks the performance of 6 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

   -------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                  ----------------------------------------------

   SHORT-TERM U.S. TREASURY                                                                           SINCE
   SECURITIES FUND                    INCEPTION DATE  10 MONTH**  1 YEAR  3 YEAR  5 YEAR  10 YEAR   INCEPTION
   -------------------------------------------------------------------------------------------------------------
   A SHARES    WITHOUT SALES CHARGE       03/18/93       0.21      -0.68   1.87    3.40     4.24       4.05

               WITH SALES CHARGE*                       -0.78      -1.64   1.53    3.19     4.14       3.97
   -------------------------------------------------------------------------------------------------------------
   L SHARES    WITHOUT CDSC               06/22/95      -0.03      -0.95   1.60    3.20      --        3.84

               WITH CDSC*                               -1.99      -2.89   1.60    3.20      --        3.84
   -------------------------------------------------------------------------------------------------------------
   T SHARES                               03/15/93       0.35      -0.51   2.03    3.58     4.42       4.22
   -------------------------------------------------------------------------------------------------------------
   CITIGROUP 1-3 YEAR TREASURY INDEX                     0.71      -0.38   2.74    4.61     5.32        --
   -------------------------------------------------------------------------------------------------------------
   CITIGROUP 6 MONTH TREASURY BILL INDEX                 1.45       1.50   1.43    2.79     4.06        --
   -------------------------------------------------------------------------------------------------------------

   PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

   "Class A Share performance reflects the maximum front-end sales charge of 1.00% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

    **Aggregate total return

STRATEGIC INCOME FUND
================================================================================

PORTFOLIO MANAGER(S)
-  Michael McEachern, CFA
-  Adrien Webb, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss.
Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.

Although the fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

International investing involves increased risk and volatility.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund performed very well relative to its benchmark, generating a total return of 9.10% (T Shares), well ahead of the 3.60% total return for the Merrill Lynch U.S. Treasury/Agency Master Index for the 10 months ended March 31, 2005. The fixed income markets surprised on the upside in 2005 as longer term interest rates remained steady despite the Federal Reserve's shift in policy which began pushing up short term interest rates in mid-2004. The credit sector of the market also performed very well for most of the period as economic strength translated into improved credit fundamentals and risk premiums declined.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The two most important factors influencing the Fund's performance were sector allocations and currency movements. The Fund's investments include securities denominated in currencies other than the U.S. dollar. The decline in the value of the U.S. dollar relative to major trading partners boosted the value of the international holdings. The Fund was over-weighted the High Yield sector for the first half of the period which was a positive for relative performance. Strategic moves to take profits and reinvest in the U.S. Government sector late in 2004 also helped returns as we avoided the downturn in the sector in the last month of the period.(1)

Q. HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We remain cautious in the High Yield sector due to rich valuations, particularly for the weakest sectors of the market which have performed very well over the past two years. In the U.S. government sector, Treasury Inflation Protected Securities remain a core holding. We remain firm in our conviction that the twin structural deficits in the U.S.--trade and fiscal--will continue to pressure the dollar relative to other currencies. We believe U.S. investors will be rewarded for holding fixed income investments in other currencies. Thus, we remain over-weighted in the non-dollar sector of the portfolio. In major international markets, we see more value in the Yen verses the Euro, and do not view the risk/reward tradeoff in the Canadian, New Zealand, and Australian dollars to be compelling as these more commodity sensitive currencies are expect to weaken as central banks continue to restrict global liquidity.(1)


PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as percentage of total investments

[PIE CHART]

Corporate Bonds    73.2%

U.S. Treasury
Instruments        23.2%

Cash Equivalents    3.6%


(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                           STRATEGIC INCOME FUND
================================================================================

  GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

                                                             MERRILL LYNCH
                                            MERRILL LYNCH        AAA
               STRATEGIC    MERRILL LYNCH       U.S.            GLOBAL
                INCOME         AAA U.S.      HIGH YIELD       GOVERNMENT
                 FUND      TREASURY/AGENCY   MASTER II         BOND II
              (T SHARES)    MASTER INDEX       INDEX         EX U.S. INDEX



11/30/01         10000        10000           10000             10000

12/01            9906         9920            9921              9912
                 9946         9892            10093             9851
                 9850         10127           9389              10282
                 9837         10472           9084              10953

12/02            10261        10645           9710              11032
                 10533        10799           10404             11145
                 11059        10944           11446             11420
                 11129        10844           11746             11335

12/03            11441        10848           12443             11293
                 11725        11028           12714             11614
                 11520        10904           12613             11273
                 11958        11171           13196             11625

12/04            12662        11418           13796             11679

03/05            12446        11555           13597             11633

This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch AAA U.S. Treasury/Agency Master Index, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch AAA Global Government Bond II ex U.S. Index. The Merrill Lynch AAA U.S. Treasury/Agency Master Index is a widely-recognized U.S. government index that tracks the performance of the combined U.S. Treasury and U.S. agency markets. It includes U.S. dollar-denominated, U.S. Treasury and U.S. agency bonds, issued in the U.S. domestic bond market, having a at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies. The Merrill Lynch U.S. High Yield Master II Index is a widely-recognized, market-value weighted index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a widely recognized subset of the Merrill Lynch Global Government bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish and Swedish returns. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

------------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)

                                                                                                           SINCE
STRATEGIC INCOME FUND                      INCEPTION DATE      10 MONTH**    1 YEAR       3 YEAR         INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
A SHARES            WITHOUT SALES CHARGE     10/08/03             9.04        5.94          --             7.87
                    WITH SALES CHARGE*                            4.97        1.94          --             5.10
------------------------------------------------------------------------------------------------------------------------------------
L SHARES            WITHOUT CDSC             11/30/01             8.60        5.46          7.22           6.24
                    WITH CDSC*                                    6.60        3.46          7.22           6.24
------------------------------------------------------------------------------------------------------------------------------------
T SHARES                                     11/30/01             9.10        6.15          7.76           6.79
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH AAA U.S. TREASURY/
AGENCY MASTER INDEX                                               3.60        0.16          5.69             --
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH
YIELD MASTER II INDEX                                             9.37        6.94         10.53             --

------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH AAA GLOBAL GOVERNMENT
BOND II EX U.S. INDEX                                             5.73        4.78          5.31             --
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

U.S. GOVERNMENT SECURITIES FUND
================================================================================
PORTFOLIO MANAGER(S)
-  Joseph Calabrese, CFA
-  John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: The Fund outperformed its index by a small margin for the first quarter of 2005 (-0.22% for the Fund versus -0.27% for index) and for the 10 month period ended March 31, 2005 the Fund produced a 3.74% (T Shares) compared to 4.17% and 2.05% for the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index.

Q. What factors influenced the Fund's performance for the period ended March 31, 2005?

A: Our opportunistic exposure can be found in Treasury Inflation Protected
   Securities ("TIPS"). The spring has always been kind to TIPS, and this time should be no different, as 66% of the securities' accretion occurs between March and June. We believe that breakeven spreads are underestimating inflation. TIPS offer many advantages including the ability to capture most, if not all, of the yield of Agency debentures.

   Higher coupon thirty year mortgages preserved performance with greater levels of income protecting price depreciation relative to shorter duration production. Underweighting short Treasury and Agency debentures in a weakening bond market also supported performance.

Q. How do you plan to position the Fund, based on market conditions?

A: At present, our overriding concern is that certain market sectors are exhibiting complacency at very expensive levels. In our estimation, a single negative event could cause a market dislocation. Consequently, we think it is prudent to continue to methodically decrease risk exposure and wait for more attractive levels to surface.

   We believe current market conditions are an anomaly. We also believe that this period may represents one of the rare times superior total returns could be achieved by underweighting spread product in favor of lower yielding Treasuries. Net supply of Mortgages has been near zero. One advantage of underweighting non-Treasuries when they are at rich valuations is that the loss of yield could be minimal. Keep in mind that value added relative to a benchmark may be accomplished by either overweighting or underweighting a sector. The net supply of Mortgages has been near zero adding further bias to an already rich market. While our tactical allocation is tailored to the benchmark, we will continue to be cautious in our security selection going forward.

                PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


[PIE CHART]

FNMA                           38.1%

U.S. Treasury Instruments      34.3%

Corporate Bonds                10.2%

FHLMC                           6.9%

Cash Equivalents                6.6%

GNMA                            3.6%

Asset Backed Securities         0.3%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

U.S. GOVERNMENT SECURITIES FUND
================================================================================
    GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

                       Merrill Lynch Government/    Lehman Brothers Intermediate            U.S. Government
                       Mortgage Custom Index        U.S. Government Bond Index         Securities Fund (T Shares)
03/95                     $     10000                  $      10000                         $   10000
                                10576                         10467                             10590
                                10782                         10630                             10768
12/95                           11207                         10985                             11186
                                11060                         10910                             10936
                                11119                         10983                             10951
                                11329                         11172                             11143
                                11664                         11431                             11471
                                11623                         11428                             11341
                                12041                         11746                             11775
                                12419                         12047                             12169
12/97                           12769                         12313                             12496
                                12977                         12500                             12703
                                13258                         12731                             12984
                                13800                         13325                             13495
                                13856                         13358                             13516
                                13821                         13322                             13458
                                13723                         13295                             13317
                                13839                         13430                             13423
12/99                           13820                         13423                             13385
                                14147                         13643                             13658
                                14417                         13891                             13898
                                14844                         14264                             14303
                                15505                         14829                             14855
                                15905                         15274                             15226
                                15956                         15338                             15211
                                16740                         16099                             15945
12/01                           16693                         16077                             15883
                                16732                         16035                             15888
                                17393                         16654                             16519
                                18216                         17457                             17202
                                18423                         17627                             17421
                                18610                         17790                             17550
                                18914                         18091                             17806
                                18901                         18067                             17606
12/03                           18946                         18030                             17647
                                19398                         18428                             18001
                                19001                         18004                             17622
                                19550                         18411                             18073
                                19720                         18451                             18250
03/05                           19666                         18326                             18210


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Merrill Lynch Government/Mortgage Custom Index is a synthetic index created by combining, at their respected market weights, the Merrill Lynch Government Master Index, which is a comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least one year; and the Merrill Lynch Mortgage Master Index, which is comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government bond index is a market value-weighted index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. Government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


------------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                         -----------------------------------------------------------
                                                                                                                        SINCE
U.S. GOVERNMENT SECURITIES FUND           INCEPTION DATE    10 MONTH**   1 YEAR   3 YEAR      5 YEAR     10 YEAR     INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
A SHARES         WITHOUT SALES CHARGE        06/06/94         3.32       0.68      4.20        5.47       5.75         5.62
                 WITH SALES CHARGE*                          -0.52      -3.13      2.88        4.67       5.35         5.25
------------------------------------------------------------------------------------------------------------------------------------
L SHARES         WITHOUT CDSC                06/07/95         2.83       0.12      3.65        4.95         --         4.73
                 WITH CDSC*                                   0.83      -1.83      3.65        4.95         --         4.73
------------------------------------------------------------------------------------------------------------------------------------
T  SHARES                                    08/01/94         3.74       1.16      4.65        5.92       6.18         6.09

------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH GOVERNMENT/MORTGAGE                             4.17       1.38      5.53        6.81       6.99           --
CUSTOM INDEX
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE U.S.                             2.05      -0.55      4.55        6.08       6.24           --
GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
================================================================================
PORTFOLIO MANAGER(S)
-  George E. Calvert, Jr.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. How did the Fund perform against its benchmark for the period ended March 31, 2005?

A: For the 10 months ended March 31, 2005 the Fund out performed its benchmark index producing a total return of 3.21% (T Shares) compared to 2.84% for the Lehman Brothers 5 Year Municipal Bond Index. The Fund's relatively good performance can be attributed to maintaining a duration towards the middle of its recent range, rather than shortening up, at a time when rates were expected to rise and monetary policy was being tightened. The Fund held this duration target while simultaneously adding exposure to more bonds in the 20 year area, and offsetting those purchases with nearly 25% of assets in bonds and demand notes due 2 years and in.

Q. What factors influenced the Fund's performance for the period ended March 31,2005?

A: There were no specific investments that influenced performance. Instead, the Fund used a full maturity range that allowed some participation in the longer end where returns were the greatest during a period that, in hind sight, now looks like a "bull flattener" with higher short rates and lower long rates. The Fund also benefited by holding some higher yielding, lower quality bonds at a time when credit spreads narrowed world wide and many portfolios were short their benchmarks. Some of our callable, full coupon bonds were also refunded during this period, leading to price appreciation.(1)

Q. How do you plan to position the Fund, based on market conditions?

A: No changes are anticipated near term. We intend to continue a heavy weighting of short bonds, including some high coupon "cushion" structures, some lower quality bonds for income, and an exposure to bonds out in the 20 year maturity range. We intend to increase the average par value of blocks we purchase and to trade more actively than in the past as opportunities arise to obtain better relative values in the short end of the curve.(1)


PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as a percentage of total investments

[PIE CHART]

AAA             44.3%
AA              39.0%
A                6.6%
BBB              1.1%
BB               0.5%
Not Rated        4.7%

(1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)

[LINE GRAPH]

                    LEHMAN BROTHERS         VIRGINIA INTERMEDIATE
                   5 YEAR MUNICIPAL             MUNICIPAL BOND
                      BOND INDEX                FUND (T SHARES)


03/95                   10000                      10000
                        10268                      10213
                        10513                      10485
12/95                   10729                      10780
                        10729                      10688
                        10787                      10712
                        10965                      10875
                        11182                      11098
                        11179                      11081
                        11452                      11376
                        11697                      11651
12/97                   11895                      11903
                        12033                      12010
                        12168                      12142
                        12487                      12451
                        12590                      12523
                        12721                      12602
                        12563                      12353
                        12681                      12301
12/99                   12682                      12230
                        12834                      12480
                        13036                      12619
                        13293                      12911
                        13661                      13379
                        14048                      13649
                        14186                      13724
                        14576                      14039
12/01                   14509                      13972
                        14593                      14064
                        15194                      14531
                        15721                      15070
                        15854                      15073
                        16031                      15212
                        16322                      15528
                        16486                      15539
12/03                   16509                      15649
                        16719                      15834
                        16360                      15504
                        16823                      15951
                        16958                      16065
03/05                   16763                      15958


This chart assumes an initial hypothetical investment of $10,000 made on 3/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                  --------------------------------------------------
VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND                                   INCEPTION DATE  10 MONTH**  1 YEAR    3 YEAR    5 YEAR   10 YEAR

------------------------------------------------------------------------------------------------------------------------------------
A SHARES                     WITHOUT SALES CHARGE         05/05/93      3.14       0.71      4.25      4.99      4.76
                             WITH SALES CHARGE*                        -0.77      -3.09      2.94      4.19      4.36
------------------------------------------------------------------------------------------------------------------------------------
T SHARES                                                  01/11/93      3.21       0.79      4.30      5.04      4.78
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 5 YEAR
MUNICIPAL BOND INDEX                                                    2.84       0.26      4.73      5.49      5.30
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

VIRGINIA MUNICIPAL BOND FUND
================================================================================
PORTFOLIO MANAGER(S)

-  George E. Calvert, Jr.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.


MANAGEMENT DISCUSSION & ANALYSIS

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: For the 10 months ended March 31, 2005 the Fund underperformed its benchmark index producing a total return of 4.41% (T Shares) compared to 4.65% for the Lehman Brothers 10 Year Municipal Bond Index. The best performing part of the municipal curve was the 20-years and longer range. Our Fund was underweight that range for much of the period but did acquire more long 5% coupon bonds in the second half of 2004, improving performance.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Yield curve positioning was more critical than anything else in the municipal market for this period. Some investments that contributed less to performance than we expected were higher coupon, longer dated bonds with less than 10 years of call protection remaining. These securities are usually seen as "defensive" in nature during a time of rising rates and we held them rather than make an adjustment to lower coupon bonds as we expected rates to rise. As long term rates declined for this period, while short rates were rising, some of these higher coupon bonds did not perform as well as newly issued, 10-year call protected securities that captured the outstanding performance of the long end of the curve for this period. On the positive side, our higher yielding, lower quality bonds performed exceptionally well as credit spreads narrowed in all sectors of fixed income worldwide as investors sought better yields.(1)

Q. HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We will maintain an ample weighting of long maturity bonds for their income contribution and with the expectation that long term yields may not rise as much as previously expected. We believe trading of existing holdings could occur more frequently, assuming an adequate supply of new issues, to make tactical changes in relative value up and down the shorter end of the curve. We will continue to hold a heavier than normal weighting of two-years and in maturity bonds and variable rate demand bonds for defensive purposes.(1)



PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as a percentage of total investments

[PIE CHART]

AAA             63.7%
AA              14.7%
A                7.8%
Not Rated        8.7%
Cash Equivalents 5.1%


                (1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    VIRGINIA MUNICIPAL BOND FUND
================================================================================

GROWTH OF $10,000 INVESTMENT (as of March 31,2005)


[LINE GRAPH]


                          LEHMAN BROTHERS
                              10 YEAR                VIRGINIA MUNICIPAL
                          MUNICIPAL BOND                 BOND FUND
                               INDEX                    (T SHARES)


4/4/95                          10000                      10000
                                10268                      10153
                                10513                      10446
12/95                           10729                      10879
                                10729                      10583
                                10787                      10612
                                10965                      10799
                                11182                      11063
                                11179                      10984
                                11452                      11359
                                11697                      11702
12/97                           11895                      12038
                                12033                      12161
                                12168                      12307
                                12487                      12715
                                12590                      12743
                                12721                      12814
                                12563                      12584
                                12681                      12355
12/99                           12682                      12124
                                12834                      12460
                                13036                      12659
                                13293                      12971
                                13661                      13537
                                14048                      13798
                                14186                      13862
                                14576                      14216
12/01                           14509                      14109
                                14593                      14218
                                15194                      14716
                                15721                      15415
                                15854                      15401
                                16031                      15569
                                16322                      15941
                                16486                      15939
12/03                           16509                      16080
                                16719                      16262
                                16360                      15913
                                16823                      16458
                                16958                      16625
03/05                           16763                      16566



This chart assumes an initial hypothetical investment of $10,000 made on 4/4/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                ----------------------------------------------------
                                                                                                                       SINCE
VIRGINIA MUNICIPAL BOND FUND                       INCEPTION DATE   10 MONTH**    1  YEAR     3 YEAR      5 YEAR     INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
A SHARES               WITHOUT SALES CHARGE           05/04/04         4.19          --          --          --         5.30
                       WITH SALES CHARGE*                              0.32          --          --          --         1.36
------------------------------------------------------------------------------------------------------------------------------------
L SHARES               WITHOUT CDSC                   04/14/95         3.54        0.87        4.25        4.86         4.19
                       WITH CDSC*                                      1.54       -1.06        4.25        4.86         4.19
------------------------------------------------------------------------------------------------------------------------------------
T  SHARES                                             04/04/95         4.41        1.87        5.23        5.86         5.18
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR                                                4.65        1.82        5.98        6.41           --
MUNICIPAL BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*Class A Share performance reflects the maximum front-end sales charge of 3.75% and Class L Shares reflect the maximum CDSC (contingent deferred sales charge) of 2.00% in year one only.

**Aggregate total return

                              INVESTMENT ADVISER:

                        TRUSCO CAPITAL MANAGEMENT, INC.


              This information must be preceded or accompanied by
                a current prospectus for each Fund described. An
                 investor should consider the Fund's investment
            objectives, risks, charges and expenses carefully before
              investing or sending money. This and other important
                information about STI Classic Funds can be found
              in the Fund's prospectus. For additional information
            please call 1-800-428-6970, option 1, or by visiting our
              Website at www.sticlassicfunds.com. Please read the
                     prospectus carefully before investing.


                                  DISTRIBUTOR:


                             BISYS FUND SERVICES LP

               Not FDIC Insured - No Bank Guarantee - May Lose Value

                               STI CLASSIC FUNDS



                                                                  STI-AR-FI 0305
                                                                           06/05

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

FLORIDA TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
MUNICIPAL BONDS (90.9%)
FLORIDA (73.5%)
  Alachua County Health
    Facilities Authority,
    Shands Teaching Hospital,
    Ser B, RB, 2.190%,
    12/01/26, MBIA (b)           $    2,000    $  2,000
  Brevard County School Board,
    COP, 5.500%, 07/01/17,
    Callable 07/01/12 @ 100,
    AMBAC                             1,360       1,488
  Brevard County School Board,
    COP, 5.500%, 07/01/18,
    Callable 07/01/2012 @ 100,
    AMBAC                             3,015       3,295
  Brevard County Utility
    Authority, RB, 5.250%,
    03/01/13, Callable 03/01/12
    @ 100, FGIC                       1,000       1,086
  Brevard County Utility
    Authority, RB, 5.250%,
    03/01/14, Callable 03/01/12
    @ 100, FGIC                       1,000       1,087
  Broward County Parks & Land
    Preservation Project, GO,
    5.000%, 01/01/15                  2,500       2,700
  Collier County Water & Sewer
    District, Ser B, RB,
    5.500%, 07/01/16, Callable
    07/01/13 @ 100, FSA               2,125       2,348
  Dade County Aviation
    Authority, Ser A, RB,
    6.000%, 10/01/09, Callable
    10/01/05 @ 102, AMBAC               500         518
  Daytona Beach Utility Systems
    Authority, Ser D, RB,
    5.250%, 11/15/15, Callable
    11/15/12 @ 100, FSA               1,000       1,083
  Deerfield Beach Water & Sewer
    Authority, Refunding &
    Improvement Project, RB,
    6.125%, 10/01/06, FGIC              140         143
  Escambia County Sales Tax
    Authority, RB, 5.250%,
    10/01/15, Callable 10/01/12
    @ 101, AMBAC                      2,165       2,359

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    GO, 9.125%, 06/01/14, ETM    $      950    $  1,236
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser B, GO, 5.250%,
    06/01/11, Callable 06/01/08
    @ 101                             1,000       1,068
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser B, GO, 5.500%,
    06/01/15, Callable 06/01/11
    @ 101                             3,000       3,291
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser B, GO, 5.375%,
    06/01/18, Callable 06/01/12
    @ 101                             2,130       2,314
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser C, GO, 5.400%,
    06/01/10, Callable 06/01/05
    @ 101                             2,745       2,787
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser C, GO, 7.100%,
    06/01/07, ETM                       190         190
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser D, GO, 5.375%,
    06/01/15, Callable 06/01/12
    @ 100                             1,535       1,668
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser D, GO, 5.625%,
    06/01/15, Callable 06/01/10
    @ 101                             1,235       1,356

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser H, GO, 5.250%,
    06/01/11, FSA                $    2,150    $  2,352
  Florida State Board of
    Education, Lottery Revenue,
    Ser A, RB, 6.000%,
    07/01/12, Callable 07/01/10
    @ 101, FGIC                       1,295       1,455
  Florida State Board of
    Education, Lottery Revenue,
    Ser A, RB, 5.375%,
    07/01/15, Callable 07/01/12
    @ 101, FGIC                       3,500       3,833
  Florida State Board of
    Education, Lottery Revenue,
    Ser B, RB, 5.500%,
    07/01/12, Callable 07/01/10
    @ 101, FGIC                       4,050       4,492
  Florida State Boynton Beach,
    Utility System Authority,
    RB, 5.500%, 11/01/16, FGIC        1,310       1,485
  Florida State Department of
    Transportation, GO, 5.000%,
    07/01/20, Callable 07/01/12
    @ 101                             4,240       4,447
  Florida State Division of
    Bond Finance, Department of
    Environmental Protection &
    Preservation, Ser 2000-A,
    RB, 5.375%, 07/01/11,
    Callable 07/01/09 @ 101,
    FGIC                              2,130       2,309
  Florida State Housing
    Financing Authority,
    Homeowner Mortgage Project,
    Ser 7, RB, AMT, 5.200%,
    01/01/31, Callable 07/01/09
    @ 100, FSA                          390         398
  Florida State Turnpike
    Authority, Department of
    Transportation Project, Ser
    B, RB, 5.250%, 07/01/14,
    Callable 07/01/13 @ 101,
    AMBAC                             2,215       2,439

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Greater Orlando Aviation
    Authority, Airport
    Facilities, RB, AMT,
    5.500%, 10/01/17, FGIC       $    1,810    $  1,995
  Hillsborough County Community
    Improvement Tax, RB,
    5.000%, 11/01/25, Callable
    11/01/13 @ 101, AMBAC             2,345       2,443
  Hillsborough County
    Industrial Development
    Authority, University
    Community Hospital Project,
    RB, 6.500%, 08/15/19, MBIA          145         176
  Jacksonville Electric
    Authority, Electrical
    Systems Project, Ser 3-A,
    RB, 5.250%, 10/01/13,
    Callable 10/01/07 @ 101           1,000       1,065
  Jacksonville Health
    Facilities Authority,
    Charity Obligation Group,
    Ser C, RB, 5.750%,
    08/15/11, Prerefunded @ 101       3,090       3,423
  Jacksonville Sales Tax
    Revenue, RB, 5.500%,
    10/01/13, Callable 10/01/11
    @ 100, AMBAC                      1,435       1,585
  Jacksonville Sales Tax
    Revenue, RB, 5.500%,
    10/01/14, Callable 10/01/11
    @ 100, AMBAC                      1,200       1,319
  Jacksonville Sales Tax
    Revenue, RB, 5.500%,
    10/01/15, Callable 10/01/11
    @ 100, AMBAC                      1,550       1,702
  JEA Water & Sewer Systems,
    Second Crossover, RB,
    5.000%, 10/01/24, Callable
    10/01/14 @ 100, MBIA              2,000       2,080
  Lee County Industrial
    Development Authority,
    Bonita Springs Utilities
    Project, RB, AMT, 5.750%,
    11/01/10, Callable 11/01/06
    @ 101, MBIA                       1,480       1,549

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

FLORIDA TAX-EXEMPT BOND FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Lee County Memorial Health
    Systems Hospital, Ser A,
    RB, 5.750%, 04/01/15,
    Callable 04/01/12 @ 100,
    FSA                          $    1,000    $  1,112
  Lee County Transportation
    Facility Authority, Ser A,
    RB, 5.500%, 10/01/13,
    Callable 10/01/11 @ 100,
    AMBAC                             2,000       2,209
  Lee County Transportation
    Facility Authority, Ser A,
    RB, 5.000%, 10/01/27,
    Callable 10/01/14 @ 100,
    AMBAC                             6,000       6,230
  Manatee County Improvement
    Project, RB, 5.000%,
    10/01/23, Callable 10/01/14
    @ 100, FGIC                       2,095       2,193
  Miami Parking Facilities
    Authority, RB, 5.250%,
    10/01/15, MBIA                    1,000       1,097
  Naples Water & Sewer Revenue,
    RB, 4.000%, 09/01/05              1,000       1,007
  Ocala Capital Improvements,
    RB, 5.375%, 10/01/17,
    Callable 10/01/13 @ 100,
    AMBAC                             1,610       1,765
  Ocala Capital Improvements,
    RB, 5.375%, 10/01/18,
    Callable 10/01/13 @ 100,
    AMBAC                             1,700       1,858
  Orange County Health
    Facilities Authority, Ser
    C, RB, 6.250%, 10/01/16,
    MBIA                              4,855       5,756
  Orange County School Board,
    Ser A, COP, 5.500%,
    08/01/18, Callable 08/01/12
    @ 100, MBIA                       2,335       2,554
  Orange County Tourist
    Development Tax Revenue,
    RB, 5.500%, 10/01/11,
    Callable 10/1/09 @ 100,
    AMBAC                             3,030       3,283
  Osceola County Tourist
    Development Tax Authority,
    Ser A, RB, 5.500%,
    10/01/15, Callable 10/01/12
    @ 100, FGIC                       1,000       1,101

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Palm Beach County Criminal
    Justice Facility, RB,
    5.000%, 06/01/15             $    1,865    $  2,020
  Palm Beach County Land
    Acquisition Program, Ser A,
    GO, 5.375%, 06/01/13,
    Callable 06/01/11 @ 100           2,260       2,472
  Palm Beach County Land
    Acquisition Program, Ser A,
    GO, 5.375%, 06/01/14,
    Callable 06/01/11 @ 100           1,050       1,150
  Palm Beach County Land
    Acquisition Program, Ser A,
    GO, 5.500%, 06/01/16,
    Callable 06/01/11 @ 100           1,200       1,317
  Palm Beach County School
    Board Authority, Ser C,
    COP, 5.500%, 08/01/14,
    Callable 08/01/12 @ 100,
    FSA                               2,735       3,030
  Palm Beach County School
    Board Authority, Ser C,
    COP, 5.500%, 08/01/19,
    Callable 08/01/12 @ 100,
    FSA                               3,305       3,682
  Palm Beach County Solid Waste
    Authority, Ser A, RB,
    6.000%, 10/01/09, AMBAC             300         334
  Pensacola Airport Authority,
    Ser A, RB, AMT, 6.250%,
    10/01/09, AMBAC                     505         558
  Pensacola Airport Authority,
    Ser A, RB, AMT, 6.000%,
    10/01/12, Callable 10/01/08
    @ 102, MBIA                       1,075       1,173
  Plant City Utility Systems
    Authority, Refunding &
    Improvements Project, RB,
    6.000%, 10/01/15, MBIA              400         461
  Polk County School District
    Sales Tax Authority, RB,
    5.250%, 10/01/15, Callable
    10/01/14 @ 100, FSA               2,000       2,195
  Polk County Utility Systems
    Authority, RB, 6.000%,
    10/01/08, FGIC                    1,855       1,960

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Port Orange Water & Sewer
    Authority, RB, 5.000%,
    10/01/16, Callable 10/01/12
    @ 101, AMBAC                 $    1,095    $  1,168
  Reedy Creek Improvements
    District, Ser 1, RB,
    6.000%, 10/01/05, MBIA            2,645       2,692
  Tampa Guaranteed Entitlement
    Authority, RB, 6.000%,
    10/01/18, AMBAC                     500         572
  Tampa Sales Tax Authority,
    Ser A, RB, 5.375%,
    10/01/14, Callable 10/01/11
    @ 101, AMBAC                      1,640       1,803
                                               --------
                                                129,316
                                               --------
PUERTO RICO (17.4%)
  Puerto Rico Commonwealth
    Government Development
    Bank, RB, 2.190%, 12/01/15,
    MBIA (b)                          3,000       3,000
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, RB, 5.250%,
    07/01/15, Callable 07/01/13
    @ 100, FGIC                       5,860       6,421
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser I, RB,
    5.000%, 07/01/23, Callable
    07/01/14 @ 100, FGIC              4,000       4,208
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser G, RB,
    5.250%, 07/01/15, Callable
    07/01/13 @ 100, FGIC              3,000       3,288
  Puerto Rico Commonwealth
    Municipal Finance Agency,
    Ser A, RB, 5.250%,
    08/01/14, Callable 08/01/12
    @ 100, FSA                        6,965       7,605

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
PUERTO RICO--CONTINUED
  Puerto Rico Commonwealth
    Municipal Finance Agency,
    Ser A, RB, 5.250%,
    08/01/16, Callable 08/01/12
    @ 100, FSA                   $    1,020    $  1,104
  Puerto Rico Commonwealth Tax
    & Revenue Authority,
    3.000%, 07/29/05                  5,000       5,011
                                               --------
                                                 30,637
                                               --------
Total Municipal Bonds (Cost
  $157,723)                                     159,953
                                               --------
REPURCHASE AGREEMENT (0.0%)
  Deutsche Bank AG, 2.650%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $10,603
    (collateralized by U.S.
    Treasury Obligations, DN,
    due 05/19/05; total market
    value $10,961)                       11          11
                                               --------
Total Repurchase Agreement
  (Cost $11)                                         11
                                               --------
MONEY MARKET FUNDS (9.6%)
  Federated Tax-Free
    Obligations Fund              8,663,741       8,664
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund   8,143,183       8,143
                                               --------
                                                 16,807
                                               --------
Total Money Market Funds (Cost
  $16,807)                                       16,807
                                               --------
Total Investments (Cost
  $174,541) (a) -- 100.5%                       176,771
Liabilities in excess of other
  assets -- (0.5)%                                 (795)
                                               --------
Net Assets -- 100.0%                           $175,976
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

GEORGIA TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
MUNICIPAL BONDS (96.5%)
GEORGIA (89.5%)
  Association County
    Commissioners of Georgia
    Leasing Program, Georgia
    Public Purpose Project,
    COP, 5.250%, 04/01/21,
    Callable 04/01/14 @ 102      $    2,680    $  2,882
  Athens Housing Authority,
    Student Housing Lease
    Project, RB, 5.250%,
    12/01/21, Callable 12/01/12
    @ 100, AMBAC                      1,000       1,069
  Atlanta Airport Project, Ser
    A, RB, AMT, 5.375%,
    01/01/19, Callable 07/01/14
    @ 100, FSA                        5,000       5,339
  Atlanta Downtown Development
    Authority Underground
    Project, RB, 2.260%,
    10/01/16, AMBAC (b)               2,000       2,000
  Augusta Water & Sewer
    Authority, RB, 5.250%,
    10/01/34, Callable 10/01/14
    @ 100, FSA                        1,000       1,061
  Brunswick Water & Sewer,
    Refunding & Improvement
    Project, RB, 6.100%,
    10/01/14, MBIA                    1,000       1,157
  Burke County Development
    Authority, Pollution
    Control, Vogtle Project,
    RB, 2.050%, 10/01/32 (b)            650         650
  Burke County Development
    Authority, Pollution
    Control, Vogtle Project,
    RB, 2.000%, 10/01/32 (b)          3,285       3,285
  Carrollton Payroll
    Development Authority, UWG
    Campus Center, RB, 5.250%,
    08/01/27, Callable 8/01/14
    @ 100, MBIA                       1,650       1,750
  Central Valdosta Development
    Authority, Lowndes County
    Judicial Project, RB,
    5.250%, 06/01/21, Callable
    06/01/13 @ 102                    1,885       2,018

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
GEORGIA--CONTINUED
  Clarke County Hospital
    Authority, Athens Regional
    Medical Center Project, RB,
    5.375%, 01/01/07, MBIA       $    1,425    $  1,485
  Cobb County Development
    Authority, Parking Revenue,
    Kennesaw State University
    Foundation, Inc. Project,
    Ser A, RB, 5.000%,
    07/15/29, Callable 7/15/14
    @ 100, MBIA                       2,000       2,066
  Cobb County Development
    Authority, Parking Revenue,
    Kennesaw State University
    Foundation, Inc. Project,
    RB, 5.000%, 07/15/29,
    Callable 07/15/14 @ 100,
    MBIA                              2,250       2,324
  Cobb-Marietta County Coliseum
    & Exhibit Hall Project, RB,
    5.500%, 10/01/12, MBIA              940       1,035
  Columbus Water & Sewer, RB,
    5.000%, 05/01/25, Callable
    05/01/14 @ 100, MBIA              1,000       1,041
  Dahlonega Downtown
    Development Authority,
    Student Housing, North
    Georgia Student Housing
    Project, Ser A, RB, 2.290%,
    06/01/28 LOC: First Union
    National Bank (b)                 2,000       2,000
  Dalton Utilities, RB, 6.000%,
    01/01/08, MBIA                    3,240       3,493
  Dekalb County Public Safety &
    Judicial Facilities
    Authority, RB, 5.000%,
    12/01/29, Callable 01/01/14
    @ 101                             1,000       1,038
  Dougherty County School
    District, Sales Tax
    Authority, GO, 4.000%,
    03/01/07                          2,000       2,042
  Douglasville-Douglas County
    Water & Sewer Authority,
    RB, 5.625%, 06/01/15, AMBAC       1,390       1,541
  Floyd County Georgia School
    District, RB, 4.000%,
    08/01/07                          2,000       2,048

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
GEORGIA--CONTINUED
  Forsyth County Hospital
    Authority, Baptist Health
    Care System Project, RB,
    6.375%, 10/01/28, ETM        $    1,000    $  1,236
  Fulton County Development
    Authority, Georgia Tech
    Athletic Association, RB,
    5.000%, 10/01/07, AMBAC           1,000       1,050
  Fulton County Development
    Authority, Molecular
    Science Building Project,
    RB, 5.250%, 05/01/22,
    Callable 05/01/14 @ 100,
    MBIA                              2,370       2,534
  Fulton County Development
    Authority, Molecular
    Science Building Project,
    RB, 5.250%, 05/01/27,
    Callable 05/01/14 @ 100,
    MBIA                              3,375       3,587
  Fulton County Water & Sewer,
    RB, 5.000%, 01/01/24,
    Callable 01/01/14 @ 100,
    FGIC                              2,000       2,083
  Georgia State Municipal
    Electric Authority, RB,
    8.000%, 01/01/15, ETM             1,900       2,461
  Georgia State Private College
    & Universities Facilities
    Authority, Mercer
    University Project, RB,
    6.400%, 11/01/11, MBIA, ETM       1,675       1,898
  Gwinnett County Development
    Authority, Public Schools
    Project, COP, 5.250%,
    01/01/21, Callable 01/01/14
    @ 100, MBIA                       2,910       3,103
  Gwinnett County Development
    Authority, Public Schools
    Project, COP, 5.250%,
    01/01/25, Callable 01/01/14
    @ 100, MBIA                       1,500       1,587
  Gwinnett County Hospital
    Authority, Gwinnett
    Hospital Systems Project,
    Ser B, RB, 5.000%,
    10/01/24, Callable 10/01/14
    @ 100                             1,250       1,295

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
GEORGIA--CONTINUED
  Gwinnett County School
    District, Ser B, GO,
    6.400%, 02/01/07             $    1,500    $  1,596
  Heard County Development
    Authority, Pollution
    Control, RB, 2.500%,
    09/01/29 (b)                        659         659
  Henry County Hospital
    Authority, Henry Medical
    Center Project, RB, 5.500%,
    07/01/07, Prerefunded @
    102, AMBAC                        1,640       1,763
  Henry County Water & Sewer,
    RB, 6.150%, 02/01/20, MBAC        2,100       2,526
  Henry County Water & Sewer,
    RB, 5.625%, 02/01/30,
    Callable 02/01/10 @ 101,
    FGIC                              1,750       1,945
  Jackson County Industrial
    Development Authority,
    Economic Development
    Project, RB, 5.000%,
    04/01/23, Callable 04/01/15
    @ 100, MBIA                       1,250       1,306
  Metropolitan Atlanta Rapid
    Transit Authority, Ser E,
    RB, 7.000%, 07/01/11, ETM         3,595       4,172
  Metropolitan Atlanta Rapid
    Transit Authority, Ser N,
    RB, 6.000%, 07/01/07              2,090       2,224
  Milledgeville-Baldwin County
    Development Authority,
    Georgia College & State
    University Foundation, RB,
    6.000%, 09/01/33, Callable
    09/01/14 @ 101                    2,355       2,499
  Newnan Hospital Authority,
    Newnan Hospital Project,
    RB, 5.500%, 01/01/16,
    Callable 01/01/13 @ 100,
    MBIA                              2,435       2,652
  Newnan Hospital Authority,
    Newnan Hospital Project,
    RB, 5.500%, 01/01/17,
    Callable 01/01/13 @ 100,
    MBIA                              2,570       2,789

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

GEORGIA TAX-EXEMPT BOND FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
GEORGIA--CONTINUED
  Newton County Water
    Authority, RB, 5.000%,
    07/01/23, Callable 07/01/14
    @ 100, MBIA                  $    2,475    $  2,589
  Oconee County Industrial
    Development Authority, OIIT
    Project, RB, 5.250%,
    07/01/23, Callable 07/01/13
    @ 100                             1,295       1,362
  Paulding County School
    District, GO, 6.000%,
    02/01/10, MBIA                    1,000       1,117
  Paulding County School
    District, Ser A, GO,
    6.625%, 02/01/07                  1,000       1,066
  Paulding County School
    District, Ser A, GO,
    6.625%, 02/01/08                    525         575
  Upper Oconee Basin Water
    Authority, RB, 5.000%,
    07/01/26, Callable 07/01/15
    @ 100, MBIA                       2,000       2,083
  Valdosta & Lowndes County
    Hospital Authority, South
    Georgia Medical Center
    Project, RB, 5.250%,
    10/01/27, Callable 10/01/12
    @ 101, AMBAC                      1,110       1,176
  Vidalia Water & Sewer, RB,
    6.000%, 07/01/07, ETM               605         646
  Walker, Dade & Catoosa
    Counties, Hutcheson Medical
    Project, Ser A, RB, 5.500%,
    10/01/08, Callable 10/01/07
    @ 102, FSA                        1,370       1,469
                                               --------
                                                 98,372
                                               --------
-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
GUAM (1.2%)
  Guam International Airport
    Authority, Ser C, RB, AMT,
    5.000%, 10/01/06, MBIA       $    1,250    $  1,288
                                               --------
PUERTO RICO (5.8%)
  Puerto Rico Commonwealth
    Public Buildings Authority,
    Government Facilities, Ser
    I, RB, 5.500%, 07/01/22,
    Callable 07/01/14 @ 100           3,000       3,244
  Puerto Rico Commonwealth,
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                  3,000       3,080
                                               --------
                                                  6,324
                                               --------
Total Municipal Bonds (Cost
  $103,690)                                     105,984
                                               --------
MONEY MARKET FUNDS (2.5%)
  Federated Tax-Free
    Obligations Fund              1,994,015    $  1,994
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund     774,415         774
                                               --------
Total Money Market Funds (Cost
  $2,768)                                         2,768
                                               --------
Total Investments (Cost
  $106,458) (a) -- 99.0%                        108,752
Other assets in excess of
  liabilities -- 1.0%                             1,075
                                               --------
Net Assets -- 100.0%                           $109,827
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 37

HIGH INCOME FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
CORPORATE BONDS (89.5%)
ADVERTISING (2.0%)
  Bear Creek Corp., 9.000%,
    03/01/13, Callable 03/01/09
    @ 104.50 (d)                 $       95    $     94
  R.H. Donnelley Corp., 8.875%,
    12/15/10, Callable 12/15/06
    @ 104.438 (d)                       250         273
  R.H. Donnelley Corp.,
    10.875%, 12/15/12, Callable
    12/15/07 @ 105.44                 1,250       1,440
  R.H. Donnelley Corp.,
    10.875%, 12/15/12, Callable
    12/15/07 @ 105.44 (d)               250         288
                                               --------
                                                  2,095
                                               --------
AGRICULTURE (1.1%)
  Seminis, Inc., 10.250%,
    10/01/13, Callable 10/01/08
    @ 105.13                          1,000       1,180
                                               --------
BUILDING MATERIALS (0.7%)
  Ainsworth Lumber Co. Ltd.,
    7.250%, 10/01/12, Callable
    10/01/08 @ 103.63 (d)               750         735
                                               --------
CHEMICALS (5.0%)
  Equistar Chemicals LP,
    10.625%, 05/01/11, Callable
    05/01/07 @ 105.31                   750         842
  FMC Corp., 10.250%, 11/01/09,
    Callable 11/01/06 @ 105.12          500         558
  Huntsman International LLC,
    11.625%, 10/15/10, Callable
    10/15/07 @ 105.81 (e)             1,300       1,521
  Lyondell Chemical Co., Ser A,
    9.625%, 05/01/07                    500         536
  MacDermid, Inc., 9.125%,
    07/15/11, Callable 07/15/06
    @ 104.56                            500         536
  Rockwood Specialties Group,
    Inc., 7.500%, 11/15/14,
    Callable 11/15/09 @ 103.75
    (d)                               1,250       1,250
                                               --------
                                                  5,243
                                               --------
COMMERCIAL SERVICES (4.6%)
  Carriage Services, Inc.,
    7.875%, 01/15/15, Callable
    01/15/10 @ 103.94 (d)             1,600       1,608

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
COMMERCIAL SERVICES--CONTINUED
  Rural/Metro Corp., 9.875%,
    03/15/15, Callable 03/15/10
    @ 104.94 (d)                 $    1,500    $  1,541
  United Rentals NA, Inc.,
    7.750%, 11/15/13, Callable
    11/15/08 @ 103.88 (e)             1,750       1,698
                                               --------
                                                  4,847
                                               --------
DIVERSIFIED FINANCIAL SERVICES (4.8%)
  Consolidated Communication,
    Inc., 9.750%, 04/01/12,
    Callable 04/01/08 @ 104.88
    (d)                                 250         265
  Crystal US Holdings, 9.507%,
    10/01/14, Callable 10/01/09
    @ 105.25 (c) (d) (g)              1,750       1,225
  Rainbow National Services
    LLC, 10.375%, 09/01/14,
    Callable 09/01/09 @ 105.19
    (d)                               1,000       1,118
  Refco Finance Holdings,
    9.000%, 08/01/12, Callable
    08/01/08 @ 104.50 (d)               170         180
  RMCC Acquisition Co., 9.500%,
    11/01/12, Callable 11/01/08
    @ 104.75 (d)                      1,150       1,127
  UGS Corp., 10.000%, 06/01/12,
    Callable 06/01/08 @ 105 (d)       1,000       1,105
                                               --------
                                                  5,020
                                               --------
ELECTRIC (11.0%)
  Aquila, Inc., 14.875%,
    07/01/12                          1,650       2,260
  Calpine Generating Co.,
    11.500%, 04/01/11                 1,000         930
  Edison Mission Energy,
    10.000%, 08/15/08                 1,000       1,111
  FPL Energy National Wind,
    6.125%, 03/25/19 (d)                250         248
  Kansas Gas & Electric Co.,
    8.290%, 03/29/16, Callable
    05/27/05 @ 103.32                   500         517
  Mission Energy Holdings,
    13.500%, 07/15/08                 1,500       1,800
  MSW Energy Holding Co.,
    8.500%, 09/01/10, Callable
    09/01/07 @ 104.25                   250         263

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

HIGH INCOME FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
ELECTRIC--CONTINUED
  MSW Energy Holdings, Ser B,
    7.375%, 09/01/10, Callable
    09/01/07 @ 103.69            $      500    $    508
  PSEG Energy Holdings,
    10.000%, 10/01/09                 1,070       1,201
  Reliant Energy, Inc., 6.750%,
    12/15/14, Callable 12/15/09
    @ 103.38                          2,100       1,957
  Sithe/Independence Funding
    Corp., Ser A, 9.000%,
    12/30/13                            750         837
                                               --------
                                                 11,632
                                               --------
ELECTRONICS (0.8%)
  Sanmina-SCI Corp., 10.375%,
    01/15/10, Callable 01/15/07
    @ 105.19                            750         840
                                               --------
ENTERTAINMENT (1.8%)
  Argosy Gaming Co., 9.000%,
    09/01/11, Callable 09/01/06
    @ 104.50                          1,000       1,094
  WMG Holdings Corp., 9.530%,
    12/15/14, Callable 12/15/09
    @ 104.75 (c) (d) (g)              1,100         759
                                               --------
                                                  1,853
                                               --------
ENVIRONMENT CONTROL (1.5%)
  Allied Waste Industries,
    9.250%, 05/01/21                  1,500       1,523
                                               --------
FOOD (5.8%)
  Merisant Co., 10.250%,
    07/15/13, Callable 07/15/08
    @ 104.75 (d)                      1,650       1,419
  PSF Group Holdings, Inc.,
    9.250%, 06/15/11, Callable
    06/15/06 @ 104.63                 2,825       3,029
  Stater Brothers Holdings,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/08 @ 104.06          500         483
  Swift & Co., 12.500%,
    01/01/10, Callable 10/01/06
    @ 106.25                          1,000       1,128
                                               --------
                                                  6,059
                                               --------
FOREST PRODUCTS & PAPER (5.8%)
  Appleton Papers, Inc.,
    8.125%, 06/15/11, Callable
    06/15/08 @ 104.06                   500         516

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FOREST PRODUCTS & PAPER--CONTINUED
  Appleton Papers, Inc., Ser B,
    9.750%, 06/15/14, Callable
    06/15/09 @ 104.88            $    1,500    $  1,568
  Georgia-Pacific Corp.,
    9.500%, 12/01/11                  1,500       1,770
  Neenah Paper, Inc., 7.375%,
    11/15/14, Callable 11/15/09
    @ 103.69 (d)                        500         480
  Tembec Industries, Inc.,
    8.500%, 02/01/11                  1,820       1,724
                                               --------
                                                  6,058
                                               --------
HEALTHCARE - PRODUCTS (3.0%)
  MQ Associates, Inc., 14.345%,
    08/15/12, Callable 08/15/08
    @ 109 (c) (g)                     2,875       1,638
  Universal Hospital Services,
    Inc., 10.125%, 11/01/11,
    Callable 11/01/07 @ 105.06        1,500       1,538
                                               --------
                                                  3,176
                                               --------
HEALTHCARE - SERVICES (11.3%)
  Ardent Health Services LLC,
    10.000%, 08/15/13, Callable
    08/15/08 @ 105                    1,750       2,074
  DaVita, Inc., 7.250%,
    03/15/15, Callable 03/15/10
    @ 103.63 (d)                        410         402
  HealthSouth Corp., 10.750%,
    10/01/08, Callable 10/01/25
    @ 103.58                          2,250       2,305
  Pacificare Health Systems,
    Inc., 10.750%, 06/01/09,
    Callable 06/01/06 @ 105.38          975       1,077
  Select Medical Corp., 7.625%,
    02/01/15, Callable 02/01/10
    @ 103.81 (d)                        700         700
  Tenet Healthcare Corp,
    9.250%, 02/01/15 (d)              2,000       1,995
  Tenet Healthcare Corp.,
    9.875%, 07/01/14 (d)                550         572
  United Surgical Partners,
    Inc., 10.000%, 12/15/11,
    Callable 12/15/06 @ 105             710         783
  US Oncology, Inc., 10.750%,
    08/15/14, Callable 08/15/09
    @ 105.38 (d)                      1,900       2,090
                                               --------
                                                 11,998
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
HOLDING COMPANIES-DIVERSIFIED (0.5%)
  Leucadia National Corp.,
    7.000%, 08/15/13             $      500    $    499
                                               --------
INSURANCE (2.5%)
  AFC Capital Trust I, Ser B,
    8.207%, 02/03/27 (g)              1,000       1,062
  Fairfax Financial Holdings
    Ltd., 8.300%, 04/15/26            1,100       1,001
  Markel Capital Trust I, Ser
    B, 8.710%, 01/01/46,
    Callable 01/01/07 @ 104.36          500         534
                                               --------
                                                  2,597
                                               --------
LODGING (0.3%)
  Mandalay Resort Group, Ser B,
    10.250%, 08/01/07                   250         272
                                               --------
MACHINERY DIVERSIFIED (1.5%)
  NMGH Holding Co., 10.000%,
    05/15/09, Callable 05/15/06
    @ 105                             1,500       1,616
                                               --------
MEDIA (6.6%)
  Dex Media, Inc., 8.502%,
    11/15/13, Callable 11/15/08
    @ 104.50 (c) (g)                  1,500       1,140
  EchoStar DBS Corp., 6.375%,
    10/01/11                            500         490
  Houghton Mifflin Co.,
    12.554%, 10/15/13 (c) (g)         2,500       1,738
  Kabel Deutschland Gmbh,
    10.625%, 07/01/14, Callable
    07/01/09 @ 105.31 (d)             2,000       2,209
  Mediacom Corp., 9.500%,
    01/15/13, Callable 01/15/06
    @ 104.75 (e)                      1,325       1,322
                                               --------
                                                  6,899
                                               --------
METAL FABRICATE/HARDWARE (1.4%)
  Mueller Holdings, Inc.,
    11.145%, 04/15/14 (c) (g)         2,100       1,449
                                               --------
MISCELLANEOUS MANUFACTURER (0.3%)
  Koppers, Inc., 9.875%,
    10/15/13, Callable 10/15/08
    @ 104.94                            250         279
                                               --------
OFFICE/BUSINESS EQUIPMENT (2.1%)
  Xerox Corp., 9.750%, 01/15/09       2,000       2,255
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
OIL & GAS (1.6%)
  AmeriGas Partners/Eagle
    Finance, Ser B, 8.875%,
    05/20/11, Callable 05/20/06
    @ 104.40                     $      500    $    530
  Chesapeake Energy Corp.,
    9.000%, 08/15/12, Callable
    08/15/07 @ 104.50                 1,000       1,104
                                               --------
                                                  1,634
                                               --------
PACKAGING & CONTAINERS (2.7%)
  AEP Industries, Inc., 7.875%,
    03/15/13, Callable 03/15/09
    @ 103.94 (d)                        110         110
  Berry Plastics Corp.,
    10.750%, 07/15/12, Callable
    07/15/07 @ 105.38                   500         564
  Crown Euro Holdings SA,
    9.500%, 03/01/11, Callable
    03/01/07 @ 104.75                   500         549
  Plastipak Holdings, Inc.,
    10.750%, 09/01/11, Callable
    09/01/06 @ 105.38                 1,000       1,109
  Stone Container Corp.,
    9.250%, 02/01/08                    500         533
                                               --------
                                                  2,865
                                               --------
PIPELINES (2.9%)
  Dynegy Holdings, Inc.,
    10.125%, 07/15/13, Callable
    07/15/08 @ 105.06 (d)             2,750       2,998
                                               --------
REAL ESTATE (0.4%)
  CB Richard Ellis Group, Inc.,
    9.750%, 05/15/10, Callable
    05/15/07 @ 104.88                   413         467
                                               --------
REITS (0.3%)
  Host Marriott LP, Ser G,
    9.250%, 10/01/07                    250         268
                                               --------
RETAIL (3.0%)
  Toys "R" Us, Inc., 7.625%,
    08/01/11                          3,050       2,867
  United Auto Group, Inc.,
    9.625%, 03/15/12, Callable
    03/15/07 @ 104.81                   250         264
                                               --------
                                                  3,131
                                               --------
TELECOMMUNICATIONS (4.2%)
  Cincinnati Bell, Inc.,
    8.375%, 01/15/14, Callable
    01/15/09 @ 104.19 (e)               750         739

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

HIGH INCOME FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Citizens Communications Co.,
    9.250%, 05/15/11             $    1,000    $  1,094
  PanAmSat Holding Corp.,
    9.000%, 08/15/14, Callable
    08/15/09 @ 104.50                 1,450       1,529
  Rogers Wireless, Inc.,
    7.250%, 12/15/12                    185         189
  Rogers Wireless, Inc.,
    6.375%, 03/01/14                    250         243
  Zeus Special Subsidiary Ltd.,
    10.204%, 02/01/15, Callable
    02/01/10 @ 104.63 (c) (d)
    (g)                               1,000         633
                                                  4,427
                                               --------
Total Corporate Bonds (Cost
  $93,944)                                       93,915
                                               --------
PREFERRED STOCK (2.3%)
MEDIA (2.3%)
  Primedia, Inc., Ser H              25,000       2,400
                                               --------
Total Preferred Stock (Cost
  $2,375)                                         2,400
                                               --------
YANKEE DOLLAR (3.4%)
FOOD (1.0%)
  Burns, Philp Capital
    Property, 9.750%, 07/15/12,
    Callable 07/15/07 @ 104.88        1,000       1,090
                                               --------
TELECOMMUNICATIONS (1.0%)
  National Cable PLC, 7.660%,
    10/15/12, Callable 04/15/05
    @ 103 (b) (d)                     1,000       1,030
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
TRANSPORTATION (1.4%)
  Ultrapetrol Ltd., 9.000%,
    11/24/14, Callable 11/24/09
    @ 104.50 (d)                      1,500    $  1,395
                                               --------
Total Yankee Dollar (Cost
  $3,526)                                         3,515
                                               --------
SHORT-TERM INVESTMENTS (4.9%)
  CSFB Enhanced Liquidity
    Portfolio (f)                 5,129,330       5,129
                                               --------
Total Short-Term Investments
  (Cost $5,129)                                   5,129
                                               --------
REPURCHASE AGREEMENTS (4.4%)
  Merrill Lynch & Co., Inc.,
    2.820% dated 03/31/05, to
    be repurchased 04/01/05,
    repurchase price $4,656,950
    (collateralized by U.S.
    Government Agencies,
    4.5000%, due 02/01/35;
    total market value
    $4,750,639)                  $    4,657       4,657
                                               --------
Total Repurchase Agreements
  (Cost $4,657)                                   4,657
                                               --------
Total Investments (Cost
  $109,631) (a) -- 104.5%                       109,616
                                               --------
Liabilities in excess of other
  assets -- (4.5)%                               (4,712)
                                               --------
Net Assets -- 100.0%                           $104,904
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 41

INVESTMENT GRADE BOND FUND

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
ASSET BACKED SECURITIES (0.4%)
BANKS (0.3%)
  Wells Fargo, Ser 2003-J,
    Cl 1A4, 4.625%,
    10/25/33 (b)              $      2,000    $   1,879
                                              ---------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
  Citibank Credit Card
    Issuance Trust, Ser
    2003, Cl A7, 4.150%,
    07/07/17                         1,000          938
                                              ---------
Total Asset Backed
  Securities (Cost $2,856)                        2,817
                                              ---------
CORPORATE BONDS (20.2%)
AIRLINES (0.5%)
  Southwest Airlines Co.,
    5.125%, 03/01/17                 3,565        3,346
                                              ---------
AUTO MANUFACTURERS (1.4%)
  DaimlerChrysler NA
    Holdings, 8.500%,
    01/18/31                         1,925        2,323
  Ford Motor Co., 7.450%,
    07/16/31 (e)                     7,205        6,517
                                              ---------
                                                  8,840
                                              ---------
BANKS (0.7%)
  Bank of America Corp.,
    7.400%, 01/15/11                 3,885        4,380
                                              ---------
BUILDING MATERIALS (0.3%)
  American Standard, Inc.,
    7.625%, 02/15/10                 1,570        1,748
                                              ---------
COMPUTERS (0.1%)
  NCR Corp., 7.125%,
    06/15/09                           560          603
                                              ---------
DIVERSIFIED FINANCIAL SERVICES (5.7%)
  Capital One Financial
    Corp., 4.800%, 02/21/12          2,230        2,166
  CIT Group, Inc., 5.125%,
    09/30/14                         3,120        3,080
  Citigroup, Inc., 5.125%,
    05/05/14                         2,175        2,174
  Citigroup, Inc., 5.875%,
    02/22/33                         1,990        2,013
  Fund American Cos., Inc.,
    5.875%, 05/15/13                 4,150        4,214
  Goldman Sachs Group, Inc.
    (The), 3.875%,
    01/15/09 (e)                     1,695        1,651
  Goldman Sachs Group, Inc.
    (The), 4.750%, 07/15/13          3,640        3,501

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
DIVERSIFIED FINANCIAL
SERVICES--CONTINUED
  HSBC Holdings PLC, 7.625%,
    05/17/32 (d)              $      1,935    $   2,416
  John Deere Capital Corp.,
    3.900%, 01/15/08                   995          980
  JPMorgan Chase & Co.,
    6.625%, 03/15/12                 5,105        5,580
  MBNA Corp., 7.500%,
    03/15/12                         1,165        1,314
  MBNA Corp., 6.125%,
    03/01/13                         2,470        2,606
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                   775          760
  Merrill Lynch & Co., Inc.,
    5.000%, 01/15/15                 2,135        2,069
  Morgan Stanley, 5.300%,
    03/01/13                         2,810        2,826
                                              ---------
                                                 37,350
                                              ---------
ELECTRIC (1.1%)
  Dominion Resources, Inc.,
    Ser E, 6.750%, 12/15/32          1,155        1,257
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11,
    Callable 11/01/06 @ 100          1,680        1,654
  Oncor Electric Delivery
    Co., 7.000%, 05/01/32              995        1,147
  Pacific Gas & Electric
    Co., 6.050%, 03/01/34            3,160        3,245
                                              ---------
                                                  7,303
                                              ---------
ENTERTAINMENT (0.2%)
  GTECH Holdings Corp.,
    4.750%, 10/15/10                 1,065        1,046
                                              ---------
FOREST PRODUCTS & PAPER (0.2%)
  Weyerhaeuser Co., 7.375%,
    03/15/32                           850          994
                                              ---------
HOME BUILDERS (0.4%)
  Lennar Corp., 5.950%,
    03/01/13                           995        1,024
  Pulte Homes, Inc., 4.875%,
    07/15/09                         1,560        1,539
                                              ---------
                                                  2,563
                                              ---------
INSURANCE (1.0%)
  MetLife, Inc., 5.250%,
    12/01/06                         1,140        1,162
  Monumental Global Funding,
    5.200%, 01/30/07 (d)             2,565        2,614

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

INVESTMENT GRADE BOND FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
INSURANCE--CONTINUED
  Prudential Financial,
    Inc., 3.750%, 05/01/08    $      1,055    $   1,033
  Prudential Financial,
    Inc., 5.100%, 09/20/14           1,650        1,634
                                              ---------
                                                  6,443
                                              ---------
INVESTMENT COMPANIES (0.3%)
  Credit Suisse First Boston
    USA, Inc., 6.500%,
    01/15/12                         1,950        2,110
                                              ---------
LEISURE TIME (0.2%)
  Harley Davidson Funding,
    3.625%, 12/15/08 (d)             1,155        1,127
                                              ---------
LODGING (0.3%)
  Harrah's Operating Co.,
    Inc., 5.375%, 12/15/13           1,240        1,230
  Marriott International,
    Inc., Ser C, 7.875%,
    09/15/09                           425          476
                                              ---------
                                                  1,706
                                              ---------
MEDIA (2.3%)
  British Sky Broadcasting
    Group PLC, 6.875%,
    02/23/09                         1,925        2,065
  Comcast Cable
    Communications, Inc.,
    7.125%, 06/15/13                 3,550        3,949
  Comcast Cable
    Communications, Inc.,
    7.050%, 03/15/33                   480          537
  Cox Communications, Inc.,
    4.625%, 06/01/13                 1,860        1,733
  News America Holdings,
    Inc., 9.250%, 02/01/13           1,705        2,128
  News America Holdings,
    Inc., 6.200%,
    12/15/34 (d)                     1,015        1,004
  Time Warner, Inc., 7.625%,
    04/15/31                         3,105        3,648
                                              ---------
                                                 15,064
                                              ---------
MINING (0.4%)
  Codelco, Inc., 5.500%,
    10/15/13 (d)                     2,275        2,299
                                              ---------
MISCELLANEOUS MANUFACTURER (1.3%)
  General Electric Co.,
    5.000%, 02/01/13                 8,105        8,093
                                              ---------
OIL & GAS (0.7%)
  Devon Energy Corp.,
    10.250%, 11/01/05                  255          264

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
OIL & GAS--CONTINUED
  Devon Financing Corp ULC,
    7.875%, 09/30/31          $      1,190    $   1,482
  Enterprise Products
    Operating LP, Ser B,
    6.875%, 03/01/33                 1,490        1,561
  Motiva Enterprises LLC,
    5.200%, 09/15/12 (d)               955          967
                                              ---------
                                                  4,274
                                              ---------
PACKAGING & CONTAINERS (0.2%)
  Packaging Corp. of
    America, 5.750%,
    08/01/13                         1,280        1,267
                                              ---------
PIPELINES (0.9%)
  Centerpoint Energy
    Resources Corp., Ser B,
    7.875%, 04/01/13                 2,185        2,533
  K N Capital Trust III,
    7.630%, 04/15/28                 1,770        2,038
  Kinder Morgan, Inc.,
    7.250%, 03/01/28                   850          962
                                              ---------
                                                  5,533
                                              ---------
REITS (0.1%)
  Simon Property Group LP,
    6.375%, 11/15/07                   775          807
                                              ---------
RETAIL (0.1%)
  Federated Department
    Stores, Inc., 6.900%,
    04/01/29                           800          857
                                              ---------
SAVINGS & LOANS (0.2%)
  Golden West Financial
    Corp., 4.125%, 08/15/07          1,605        1,602
                                              ---------
TELECOMMUNICATIONS (1.6%)
  Deutsche Telekom
    International Finance,
    9.250%, 06/01/32                 1,140        1,644
  SBC Communications, Inc.,
    5.625%, 06/15/16 (e)               320          321
  SBC Communications, Inc.,
    6.450%, 06/15/34                   840          874
  Sprint Capital Corp.,
    8.750%, 03/15/32                 3,270        4,243
  Telus Corp., 8.000%,
    06/01/11                         1,560        1,807

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Verizon Global Funding
    Corp., 7.750%, 12/01/30   $      1,370    $   1,656
                                              ---------
                                                 10,545
                                              ---------
Total Corporate Bonds (Cost
  $129,721)                                     129,900
                                              ---------
FOREIGN GOVERNMENT BONDS (1.0%)
MEXICO (1.0%)
  Mexican United States,
    8.300%, 08/15/31                 5,420        6,206
                                              ---------
Total Foreign Government
  Bonds (Cost $5,921)                             6,206
                                              ---------
PREFERRED STOCKS (0.0%)
SOVEREIGN AGENCY (0.0%)
  Tennessee Valley
    Authority, Ser D, 5.952%
    (b)                              5,500          136
                                              ---------
Total Preferred Stocks (Cost
  $143)                                             136
                                              ---------
U.S. GOVERNMENT AGENCIES (7.5%)
FANNIE MAE (1.5%)
  3.250%, 02/15/09            $      1,000          960
  3.800%, 07/14/10, Callable
    07/14/05 @ 100                     500          481
  4.700%, 05/13/13, Callable
    05/13/05 @ 100                     500          497
  5.125%, 01/02/14                     500          500
  5.500%, 11/08/16, Callable
    11/08/06 @ 100                   1,250        1,249
  6.250%, 02/28/17, Callable
    02/28/07 @ 100                     600          618
  6.200%, 06/13/17, Callable
    06/13/07 @ 100                   1,000        1,032
  5.750%, 11/07/17, Callable
    11/07/05 @ 100                   2,500        2,501
  5.100%, 06/26/18, Callable
    04/18/05 @ 100                   1,500        1,452
  5.500%, 04/23/24, Callable
    04/18/05 @ 100                     250          243
                                              ---------
                                                  9,533
                                              ---------
FEDERAL HOME LOAN BANK (1.3%)
  4.400%, 03/30/11, Callable
    03/30/06 @ 100                   1,000          979
  2.489%, 03/03/08 (b)               2,500        2,498
  2.790%, 03/24/08, Callable
    06/24/05 @ 100 (b)               2,000        1,973
  5.875%, 09/19/17, Callable
    04/13/05 @ 100                     733          734

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
FEDERAL HOME LOAN BANK--CONTINUED
  5.250%, 12/10/13, Callable
    06/10/05 @ 100            $      1,250    $   1,239
  5.000%, 05/08/18, Callable
    05/08/05 @ 100 (b)               1,000          983
                                              ---------
                                                  8,406
                                              ---------
FREDDIE MAC (2.0%)
  7.000%, 05/01/07                       8            8
  4.050%, 11/17/09, Callable
    11/17/05 @ 100                     700          687
  6.250%, 06/25/10, Callable
    06/25/07 @ 100                   1,000        1,041
  4.650%, 08/27/10, Callable
    08/27/05 @ 100                     500          496
  4.500%, 12/16/10, Callable
    12/16/05 @ 100                   1,000          979
  6.375%, 08/01/11, Callable
    08/01/06 @ 100                   3,000        3,075
  4.650%, 10/10/13, Callable
    10/10/06 @ 100                   1,000          971
  6.000%, 06/27/17, Callable
    06/27/07 @ 100                   1,000        1,025
  5.550%, 10/30/17, Callable
    04/13/05 @ 100                   1,000          989
  5.200%, 03/05/19, Callable
    03/05/09 @ 100                   1,200        1,185
  5.000%, 06/01/19                   1,759        1,762
  5.000%, 07/01/19                     870          871
                                              ---------
                                                 13,089
                                              ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.7%)
  7.000%, 04/15/13                     390          411
  7.000%, 08/15/14                     182          192
  4.500%, 05/15/19                     960          947
  4.500%, 05/15/19                     926          913
  8.500%, 04/15/31                   3,109        3,383
  7.000%, 05/15/31                     118          125
  8.000%, 08/15/31                   3,928        4,235
  8.000%, 09/15/31                   3,995        4,307
  5.500%, 09/15/32                   1,013        1,024
  5.500%, 09/15/33                     696          703
  5.500%, 11/15/33                     943          952
                                              ---------
                                                 17,192
                                              ---------
Total U.S. Government
  Agencies (Cost $47,918)                        48,220
                                              ---------
U.S. TREASURY OBLIGATIONS (69.8%)
U.S. TREASURY BONDS (5.3%)
  5.375%, 02/15/31 (e)              31,545       34,380
                                              ---------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

INVESTMENT GRADE BOND FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (11.3%)
  1.875%, 07/15/13            $     50,090    $  50,967
  3.875%, 04/15/29                  16,001       22,007
                                              ---------
                                                 72,974
                                              ---------
U.S. TREASURY NOTES (53.2%)
  1.625%, 04/30/05 (e)               4,635        4,631
  1.250%, 05/31/05                   8,000        7,981
  3.500%, 11/15/06 (e)              57,560       57,380
  3.375%, 02/28/07 (e)              46,105       45,768
  3.125%, 05/15/07 (e)              89,695       88,429
  3.125%, 04/15/09 (e)               4,485        4,325
  6.000%, 08/15/09 (e)              67,105       72,112
  4.000%, 03/15/10 (e)              27,945       27,727
  4.875%, 02/15/12 (e)               7,855        8,111
  3.875%, 02/15/13 (e)              20,935       20,208
  4.000%, 02/15/15 (e)               5,765        5,539
                                              ---------
                                                342,211
                                              ---------
Total U.S. Treasury
  Obligations (Cost
  $449,695)                                     449,565
                                              ---------
SHORT TERM INVESTMENTS (43.2%)
  CSFB Enhanced Liquidity
    Portfolio (f)              278,837,137    $ 278,837
                                              ---------
Total Short Term Investments
  (Cost $278,837)                               278,837
                                              ---------

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
MONEY MARKET FUND (0.0%)
  Fifth Third Bank Sweep                 1    $       0(+)
                                              ---------
Total Money Market Fund
  (Cost $0)                                           0(+)
                                              ---------
REPURCHASE AGREEMENTS (2.0%)
  Morgan Stanley, 2.870%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $12,959,332
    (collateralized by U.S.
    Government Agencies,
    5.500%, due 03/01/20;
    total market value
    $13,277,093)              $     12,958       12,958
                                              ---------
Total Repurchase Agreements
  (Cost $12,958)                                 12,958
                                              ---------
Total Investments (Cost
  $928,049) (a) -- 144.1%                       928,639
Liabilities in excess of
  other assets -- (44.1)%                      (284,034)
                                              ---------
Net Assets -- 100.0%                          $ 644,605
                                              =========

     See notes to schedules of portfolio investments and notes to financial statements.
 45

INVESTMENT GRADE TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
MUNICIPAL BONDS (101.2%)
ALABAMA (10.4%)
  Alabama Public School &
    College Authority, Capital
    Improvements, Ser C, RB,
    5.750%, 07/01/17, Callable
    07/01/09 @ 101.50           $     3,950    $  4,341
  Alabama Water Pollution
    Control Authority, RB,
    5.750%, 08/15/12, Callable
    08/15/09 @ 100, AMBAC             5,205       5,681
  Auburn University, Ser A,
    RB, 6.000%, 06/01/16,
    Callable 06/01/11 @ 100,
    MBIA                              4,060       4,558
  Huntsville, Ser A, GO,
    5.625%, 05/01/16, Callable
    05/01/12 @ 102                    2,375       2,639
  Huntsville, Ser A, GO,
    5.750%, 05/01/19, Callable
    05/01/12 @ 102                    2,800       3,146
  University of Alabama,
    Health, Hospital & Nursing
    Home Improvements, Ser B,
    RB, 2.230%, 09/01/31,
    AMBAC (b)                        10,000      10,000
                                               --------
                                                 30,365
                                               --------
ARIZONA (1.9%)
  Arizona State University,
    RB, 5.500%, 07/01/15,
    Prerefunded 07/01/12 @
    100, FGIC                         1,665       1,855
  Arizona Water Infrastructure
    Finance Authority, Water
    Quality, Ser A, RB,
    5.625%, 10/01/12, Callable
    10/01/09 @ 101                    3,280       3,599
                                               --------
                                                  5,454
                                               --------
CALIFORNIA (6.3%)
  California, GO, 5.250%,
    02/01/15, Callable
    08/01/13 @ 100, MBIA              6,190       6,703
  Fresno Unified School
    District, Ser A, GO,
    6.550%, 08/01/20, Callable
    02/01/13 @ 103, MBIA              1,950       2,335

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
CALIFORNIA--CONTINUED
  Orange County Loma Ridge/
    Data Center Project, COP,
    6.000%, 06/01/21, Callable
    06/01/05 @ 100, AMBAC       $     2,075    $  2,425
  San Diego County & School
    District, Ser A, TAN &
    RAN, 3.250%, 07/25/05             2,000       2,005
  Santa Barbara County, Ser A,
    TAN & RAN, 3.000%,
    07/26/05                          5,000       5,010
                                               --------
                                                 18,478
                                               --------
COLORADO (5.1%)
  Douglas County School
    District No. RE-1, Douglas
    & Ebert Counties, GO,
    5.750%, 12/15/20, Callable
    12/15/14 @ 100, FGIC              2,540       2,875
  Metro Wastewater Reclamation
    District, RB, 5.450%,
    04/01/12, Callable
    04/01/08 @ 100                    2,570       2,727
  Regional Transportation
    District, Sales Tax, Ser
    B, RB, 5.500%, 11/01/17,
    Prerefunded 11/01/12 @
    100, AMBAC                        2,655       2,965
  Westminster, Sales & Use Tax
    Project, Ser A, RB,
    5.600%, 12/01/16, Callable
    12/01/07 @ 102                    5,940       6,405
                                               --------
                                                 14,972
                                               --------
CONNECTICUT (1.5%)
  University of Connecticut,
    Ser A, GO, 5.000%,
    01/15/13, MBIA                    2,000       2,173
  University of Connecticut,
    Ser A, GO, 5.000%,
    01/15/16, Callable
    01/15/14 @ 100, MBIA              2,000       2,150
                                               --------
                                                  4,323
                                               --------
FLORIDA (6.6%)
  Florida State Board of
    Education, Capital Outlay,
    Public Education, Ser C,
    GO, 5.300%, 06/01/09,
    Callable 6/01/05 @ 101            7,395       7,506

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

INVESTMENT GRADE TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
FLORIDA--CONTINUED
  Florida State Department of
    Transportation, GO,
    5.000%, 07/01/20, Callable
    07/01/12 @ 101              $     3,000    $  3,146
  Lee County Transportation
    Facilities, Ser A, RB,
    5.000%, 10/01/27, Callable
    10/01/14 @ 100, AMBAC             1,000       1,038
  Miami-Dade County School
    District, GO, 5.000%,
    08/01/05, MBIA                    4,420       4,459
  Palm Beach County School
    Board, Ser C, COP, 5.500%,
    08/01/15, FSA                     2,825       3,148
                                               --------
                                                 19,297
                                               --------
ILLINOIS (3.7%)
  Chicago Board of Education,
    Ser B, GO, 2.300%,
    03/01/32, FSA (b)                 7,560       7,560
  Chicago O'Hare International
    Airport, 3rd Lien Ser A,
    RB, 5.000%, 01/01/09, MBIA        3,000       3,181
                                               --------
                                                 10,741
                                               --------
IOWA (0.8%)
  Des Moines Public Parking
    System, Ser A, RB, 6.375%,
    06/01/18, Callable
    06/01/10 @ 100, FGIC              2,005       2,265
                                               --------
LOUISIANA (2.1%)
  East Baton Rouge Parish
    Recreation & Park
    Commission, GO, 5.000%,
    05/01/22, Callable
    05/01/15 @ 100, FSA               2,900       3,016
  East Baton Rouge Parish
    Recreation & Park
    Commission, GO, 5.000%,
    05/01/23, Callable
    05/01/15 @100, FSA                3,050       3,163
                                               --------
                                                  6,179
                                               --------
MASSACHUSETTS (0.1%)
  Massachusetts State Water
    Pollution Abatement Trust,
    Pool Program, Ser 6, RB,
    5.625%, 08/01/16, Callable
    08/01/10 @ 101                      145         160
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
MICHIGAN (5.0%)
  Detroit Sewer Disposal
    System, Ser B, RB, 2.190%,
    07/01/23, MBIA (b)          $    11,000    $ 11,000
  Michigan Municipal Bond
    Authority, Clean Water
    State Revolving Fund, RB,
    5.375%, 10/01/17, Callable
    10/01/12 @ 100                    3,300       3,592
                                               --------
                                                 14,592
                                               --------
MINNESOTA (1.8%)
  Farmington Independent
    School District No. 192,
    School Building
    Improvements, Ser B, GO,
    5.000%, 02/01/24, Callable
    02/01/15 @ 100, FSA               5,000       5,241
                                               --------
MISSISSIPPI (0.9%)
  Jackson Public School
    District, Limited Tax
    Notes, Ser B, GO, 5.750%,
    10/01/15, Callable
    10/01/10 @ 100, AMBAC             2,275       2,510
                                               --------
MISSOURI (3.3%)
  Missouri State Highways &
    Transit Commission, State
    Road, Ser A, RB, 5.625%,
    02/01/18, Callable
    02/01/11 @ 100                    8,885       9,716
                                               --------
NEW JERSEY (5.7%)
  Elizabeth, GO, 5.250%,
    08/15/08, MBIA                    2,595       2,776
  Garden State Preservation
    Trust, Open Space &
    Farmland Preservation, Ser
    A, RB, 5.800%, 11/01/20,
    Callable 11/01/15 @ 100,
    FSA                              10,000      11,134
  New Jersey Economic
    Development Authority,
    School Facilities
    Construction, Ser K, RB,
    5.250%, 12/15/17, Callable
    12/15/15 @ 100, FGIC              2,500       2,738
                                               --------
                                                 16,648
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
NEW YORK (17.4%)
  Buffalo, Ser D, GO, 5.500%,
    12/15/14, Callable
    12/15/11 @ 100, FGIC        $     1,075    $  1,183
  Metropolitan Transportation
    Authority, Ser G-1, RB,
    2.240%, 11/01/26, AMBAC
    (b)                              12,700      12,700
  New York Local Government
    Assistance Corp., Ser
    A-BV, RB, 2.200%,
    04/01/21, FGIC (b)                7,000       7,000
  New York State Dormitory
    Authority, Mental Health
    Services Facilities
    Improvements, Ser C, RB,
    5.000%, 08/15/15, Callable
    02/15/15 @ 100, FGIC              3,585       3,862
  New York State Dormitory
    Authority, Mental Health
    Services Facilities
    Improvements, Ser D, RB,
    5.000%, 02/15/15, FGIC            3,000       3,236
  New York, Ser H, GO, 5.000%,
    08/01/12                          2,000       2,129
  Tobacco Settlement Financing
    Corp., Ser A1, RB, 5.000%,
    06/01/10, Callable
    06/01/05 @ 100                    3,215       3,227
  Tobacco Settlement Financing
    Corp., Ser A1, RB, 5.250%,
    06/01/13, Callable
    06/01/08 @ 100                   10,000      10,603
  Tobacco Settlement Financing
    Corp., Ser C1, RB, 5.250%,
    06/01/12, Callable
    06/01/07 @ 100                    6,720       7,004
                                               --------
                                                 50,944
                                               --------
OHIO (2.3%)
  Ohio State Water Development
    Authority, Fresh Water
    Service Project, RB,
    5.700%, 06/01/08, Callable
    06/01/05 @ 102, AMBAC             1,520       1,557

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
OHIO--CONTINUED
  Ohio State Water Development
    Authority, Fresh Water
    Improvement Project, RB,
    5.375%, 06/01/17,
    Prerefunded 06/01/12 @ 100  $     1,900    $  2,101
  Ohio State Water Development
    Authority, Pollution
    Control Facilities Water
    Quality Service Project,
    RB, 5.300%, 06/01/10,
    Prerefunded 06/01/05 @
    101, MBIA                         3,000       3,045
                                               --------
                                                  6,703
                                               --------
OKLAHOMA (0.9%)
  Oklahoma State Water
    Resource Board, Revolving
    Fund, RB, 5.000%, 04/01/13        2,500       2,714
                                               --------
PUERTO RICO (11.8%)
  Puerto Rico Electric Power
    Authority, Ser RR, RB,
    5.000%, 07/01/23, Callable
    07/01/15 @ 100, FGIC              6,500       6,879
  Puerto Rico Commonwealth,
    Government Development
    Bank, RB, 2.190%,
    12/01/15, MBIA (b)                9,000       9,000
  Puerto Rico Commonwealth,
    Highway & Transportation
    Authority, RB, 5.250%,
    07/01/15, Callable
    07/01/13 @ 100, FGIC              5,000       5,479
  Puerto Rico Commonwealth,
    Highway & Transportation
    Authority, RB, 5.250%,
    07/01/17, Callable
    07/01/13 @ 100, FGIC              5,260       5,738
  Puerto Rico Commonwealth,
    Highway & Transportation
    Authority, Ser G, RB,
    5.250%, 07/01/15, Callable
    07/01/13 @ 100, FGIC              2,720       2,981

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

INVESTMENT GRADE TAX-EXEMPT BOND FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
PUERTO RICO--CONTINUED
  Puerto Rico Municipal
    Finance Agency, Ser A, RB,
    5.250%, 08/01/14, Callable
    08/01/12 @ 100, FSA         $     4,000    $  4,368
                                               --------
                                                 34,445
                                               --------
SOUTH CAROLINA (3.6%)
  Clemson University, RB,
    6.250%, 05/01/15, Callable
    05/01/09 @ 101, AMBAC             2,725       3,036
  Rock Hill Utility System,
    Ser B, RB, 2.300%,
    01/01/25, FSA (b)                 7,500       7,500
                                               --------
                                                 10,536
                                               --------
TEXAS (8.35%)
  Aldine Independent School
    District, GO, 5.250%,
    02/15/16, Callable
    02/15/14 @ 100, PSF               5,425       5,868
  Coastal Bend Health
    Facilities Development
    Corp., Incarnate Word
    Health Services, Ser B,
    RB, 2.280%, 08/15/28,
    AMBAC (b)                         5,925       5,925
  Irving Waterworks & Sewer,
    RB, 5.950%, 06/15/19,
    Callable 06/15/09 @ 100.50        1,460       1,600
  Texas State, TAN & RAN,
    3.000%, 08/31/05                 11,000      11,030
                                               --------
                                                 24,423
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
VIRGINIA (1.86%)
  Loudoun County, Ser A, GO,
    5.000%, 07/01/15            $     5,000    $  5,456
                                               --------
Total Municipal Bonds (Cost
  $294,787)                                     296,162
                                               --------
MONEY MARKET FUNDS (9.42%)
  Federated Tax-Free
    Obligations Fund             14,216,583    $ 14,216
  SEI Tax Exempt Trust,
    Institutional Tax Free
    Fund, A Shares               13,334,865      13,335
                                               --------
Total Money Market Funds (Cost
  $27,551)                                       27,551
                                               --------
Total Investments (Cost
  $322,338) (a) -- 110.64%                      323,713
Liabilities in excess of other
  assets -- (10.64)%                            (31,129)
                                               --------
Net Assets -- 100.00%                          $292,584
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 49

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

--------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
--------------------------------------------------------
U.S. GOVERNMENT AGENCIES (97.8%)
FANNIE MAE (65.3%)
  5.500%, 02/15/06 (e)            $   19,750    $ 20,057
  5.250%, 06/15/06                     7,000       7,117
  6.500%, 12/01/08                     4,080       4,268
  7.500%, 09/01/12                     7,714       8,111
  6.500%, 06/01/13                       734         767
  6.000%, 09/01/13                     1,450       1,499
  4.000%, 11/01/13                    11,907      11,713
  4.500%, 03/01/14                    20,071      19,869
  6.000%, 09/01/16                     9,737      10,064
  6.500%, 10/01/16                     1,246       1,302
  5.500%, 12/01/16                     3,953       4,032
  8.500%, 04/01/17                        54          59
  6.000%, 08/01/17                     2,796       2,889
  6.000%, 10/01/17                     4,841       5,002
  6.000%, 10/01/17                     1,847       1,908
  6.000%, 11/01/17                     6,968       7,200
  4.500%, 05/01/19                    11,231      10,990
  6.000%, 05/01/19                     5,977       6,178
  6.000%, 06/01/19                     7,053       7,290
  5.500%, 07/01/19                    10,314      10,518
  5.500%, 07/01/19                     4,003       4,083
  5.500%, 08/01/19                     4,210       4,293
  5.500%, 10/01/19                     5,713       5,826
  5.500%, 03/01/24                     8,573       8,654
  7.000%, 05/01/32                     8,368       8,828
  6.500%, 12/01/32                     5,581       5,802
  5.500%, 04/01/33                     5,987       6,001
  3.171%, 05/01/33 (b)                 8,184       8,245
  4.126%, 05/01/33 (b)                 8,423       8,379
  4.026%, 06/01/33 (b)                13,187      13,063
  4.115%, 08/01/33 (b)                16,953      16,840
  6.000%, 11/01/33                     2,959       3,025
  6.000%, 04/01/34                    15,673      16,024
  3.247%, 05/01/34 (b)                12,583      12,430
  4.590%, 05/01/34 (b)                 3,730       3,705
  4.034%, 06/01/34 (b)                 6,814       6,737
  4.280%, 06/01/34 (b)                 6,010       5,940
  7.000%, 06/01/34                     8,848       9,324
  6.000%, 02/01/35                     4,522       4,624
                                                --------
                                                 292,656
                                                --------
FREDDIE MAC (24.2%)
  2.150%, 06/02/06 (e)                13,000      12,757
  2.478%, 05/15/10 (b)                 8,000       7,774
  4.500%, 06/01/13                    26,201      25,858
  7.000%, 11/01/16                     1,177       1,237
  6.500%, 02/01/17                     3,237       3,386
  6.000%, 07/01/17                     3,875       4,005
  4.500%, 11/01/18                     8,299       8,141
  6.000%, 12/01/31                    20,997      21,519
  6.500%, 09/01/32                     4,953       5,148
  3.344%, 07/01/33 (b)                 5,662       5,720

--------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
--------------------------------------------------------
FREDDIE MAC--CONTINUED
  6.000%, 01/01/34                $    5,405    $  5,534
  4.258%, 05/01/34                     7,707       7,434
                                                --------
                                                 108,513
                                                --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (8.3%)
  9.000%, 11/15/17                       102         111
  8.000%, 06/15/30                       612         660
  8.000%, 09/15/30                       324         349
  8.000%, 12/15/30                        98         105
  8.000%, 12/15/30                       997       1,075
  8.500%, 04/15/31                       375         408
  7.000%, 07/15/31                       520         550
  8.000%, 08/15/31                       736         793
  7.000%, 09/15/31                     1,235       1,306
  8.000%, 09/15/31                     1,435       1,548
  6.000%, 12/15/31                     2,652       2,731
  5.500%, 12/15/32                     5,237       5,293
  3.750%, 01/20/34                    22,527      22,288
                                                --------
                                                  37,217
                                                --------
Total U.S. Government Agencies
  (Cost $442,926)                                438,386
                                                --------
SHORT TERM INVESTMENTS (7.5%)
  CSFB Enhanced Liquidity
    Portfolio (f)                 33,703,125      33,703
                                                --------
Total Short Term Investments
  (Cost $33,703)                                  33,703
                                                --------
REPURCHASE AGREEMENTS (2.2%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to
    be repurchased 04/01/05,
    repurchase price $4,002,117
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 03/01/25; total market
    value $4,083,715)             $    4,002       4,002
  Morgan Stanley, 2.870%, dated
    03/31/05, to be repurchased
    04/01/05, repurchase price
    $5,765,380 (collateralized
    by U.S. Government Agencies,
    5.000%, due 01/01/19; total
    market value $5,997,255)           5,765       5,765
                                                --------
Total Repurchase Agreements
  (Cost $9,767)                                    9,767
                                                --------
Total Investments (Cost
  $486,396) (a) -- 107.5%                        481,856
Liabilities in excess of other
  assets -- (7.5)%                               (33,535)
                                                --------
Net Assets -- 100.0%                            $448,321
                                                ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

MARYLAND MUNICIPAL BOND FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MUNICIPAL BONDS (100.0%)
MARYLAND (95.0%)
  Annapolis Public Improvement,
    GO, 5.000%, 04/01/08          $  1,000     $  1,057
  Annapolis Special Obligation,
    Park Place Project, Ser A,
    RB, 5.350%, 07/01/34,
    Callable 01/01/15 @ 101            500          494
  Anne Arundel County Special
    Obligation, Arundel Mills
    Project, RB, 5.125%,
    07/01/22, Callable 07/01/14
    @ 100, LOC: County
    Guaranteed                       1,000        1,067
  Baltimore County, Oak Crest
    Village, Inc. Project, Ser
    A, RB, 2.290%, 01/01/29,
    LOC: Wachovia Bank N.A. (b)        300          300
  Baltimore County, Pension
    Funding, GO, 4.500%,
    06/01/09                         1,000        1,052
  Baltimore Parking System
    Facilities, Ser A, RB,
    5.900%, 07/01/13, FGIC             900        1,027
  Baltimore Pollution Control,
    General Motors Corp.
    Project, RB, 5.350%,
    04/01/08                           410          416
  Baltimore, GO, 7.000%,
    10/15/10, MBIA                   1,365        1,610
  Calvert County Consolidated
    Public Improvement Project,
    GO, 5.000%, 07/15/08             1,000        1,061
  Frederick County Public
    Facilities, GO, 5.250%,
    07/01/11, Callable 07/01/09
    @ 101                            1,000        1,077
  Howard County Consolidated
    Public Improvement, Ser A,
    GO, 5.250%, 08/15/14,
    Callable 02/15/12 @ 100          1,205        1,311
  Howard County, Metropolitan
    District Project, Ser A, GO,
    5.250%, 08/15/13, Callable
    02/15/12 @ 100                   1,100        1,197

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development,
    People's Resource Center
    Project, Ser 1, RB, 5.600%,
    04/01/18, Callable 04/01/07
    @ 101.50, MHF/FHA/INS         $    275     $    286
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development,
    People's Resource Center
    Project, Ser 2, RB, AMT,
    4.700%, 04/01/11                 1,000        1,035
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development,
    People's Resource Center
    Project, Ser 2001B, RB, AMT,
    4.100%, 07/01/08, FHA/
    GNMA/HUD                           285          290
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development,
    People's Resource Center
    Project, Ser E, RB, 5.700%,
    09/01/17, Callable 09/01/09
    @ 100                              900          936
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development,
    People's Resource Center
    Project, Ser F, RB, AMT,
    5.900%, 09/01/19, Callable
    09/01/09 @ 100                   1,000        1,032
  Maryland State Health & Higher
    Educational Facilities
    Authority, Calvert Health
    Systems Project, RB, 5.500%,
    07/01/36, Callable 07/01/14
    @ 100                            1,000        1,036

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Health & Higher
    Educational Facilities
    Authority, Carroll County
    General Hospital Project,
    RB, 6.000%, 07/01/18,
    Callable 07/01/12 @ 100       $  1,035     $  1,113
  Maryland State Health & Higher
    Educational Facilities
    Authority, Carroll County
    General Hospital Project,
    RB, 6.000%, 07/01/21,
    Callable 07/01/12 @ 100            250          267
  Maryland State Health & Higher
    Educational Facilities
    Authority, Catholic Health
    Initiatives Project, Ser A,
    RB, 6.000%, 12/01/24, ETM          250          282
  Maryland State Health & Higher
    Educational Facilities
    Authority, Civista Medical
    Center Project, RB, 5.000%,
    07/01/37, Callable 07/01/14
    @ 100, LOC: Radian               1,595        1,616
  Maryland State Health & Higher
    Educational Facilities
    Authority, Goucher College
    Project, RB, 5.375%,
    07/01/25, Callable 07/01/14
    @ 100                              565          592
  Maryland State Health & Higher
    Educational Facilities
    Authority, Hebrew Home of
    Greater Washington Project,
    RB, 5.700%, 01/01/21,
    Callable 01/01/12 @ 100            480          507
  Maryland State Health & Higher
    Educational Facilities
    Authority, Hebrew Home of
    Greater Washington Project,
    RB, 5.700%, 01/01/22,
    Callable 01/01/12 @ 100            510          536
  Maryland State Health & Higher
    Educational Facilities
    Authority, John Hopkins
    University Project, Ser A,
    RB, 5.000%, 07/01/38,
    Callable 07/01/14 @ 100          1,000        1,029

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Health & Higher
    Educational Facilities
    Authority, Mercy Ridge
    Project, Ser B, RB, 5.000%,
    04/01/08, Callable 04/01/06
    @ 101                         $    300     $    304
  Maryland State Health & Higher
    Educational Facilities
    Authority, North Arundel
    Hospital Association
    Project, RB, 6.500%,
    07/01/26, Callable 07/01/10
    @ 101                              400          441
  Maryland State Health & Higher
    Educational Facilities
    Authority, Suburban Hospital
    Project, Ser B, RB, 2.350%,
    07/01/29, LOC: Manufacturers
    & Traders Trust Co. (b)            400          400
  Maryland State Health & Higher
    Educational Facilities
    Authority, Union Hospital of
    Cecil County Issue Project,
    RB, 5.750%, 07/01/20,
    Callable 07/01/12 @ 100            500          534
  Maryland State Health & Higher
    Educational Facilities
    Authority, University of
    Maryland Medical System
    Project, RB, 6.000%,
    07/01/05                           100          101
  Maryland State Health & Higher
    Educational Facilities
    Authority, University of
    Maryland Medical System
    Project, RB, 5.750%,
    07/01/21, Callable 07/01/11
    @ 100                            1,725        1,831
  Maryland State & Local
    Facilities, Capital
    Improvement Project, Ser A,
    GO, 5.500%, 08/01/14             1,000        1,134
  Maryland State & Local
    Facilities Project, Ser 2,
    GO, 5.250%, 07/15/12,
    Prerefunded 07/15/09 @ 101       1,000        1,090
  Maryland State & Local
    Facilities Project, Ser 2,
    GO, 5.000%, 08/01/16,
    Callable 08/01/13 @ 100          1,425        1,531

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

MARYLAND MUNICIPAL BOND FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Economic
    Development Corp.,
    Chesapeake Bay Foundation
    Project, RB, 2.290%,
    11/01/23, LOC: Wachovia Bank
    N.A. (b)                      $    240     $    240
  Maryland State Economic
    Development Corp., CHF-
    College Park LLC Project,
    Ser A, RB, 2.300%, 06/01/32,
    LOC: Wachovia Bank N.A. (b)      1,405        1,405
  Maryland State Economic
    Development Corp.,
    Department of Transportation
    Headquarters Project, RB,
    5.375%, 06/01/19, Callable
    06/01/12 @ 100.50                1,000        1,088
  Maryland State Economic
    Development Corp., Student
    Housing, University of
    Maryland College Park
    Project, RB, 5.750%,
    06/01/18, Callable 06/01/13
    @ 100                              475          515
  Maryland State Economic
    Development Corp., Student
    Housing, University of
    Maryland Project, Ser A, RB,
    5.625%, 10/01/23, Callable
    10/01/13 @ 100                     500          519
  Maryland State Economic
    Development Corp., Student
    Housing, University Village
    at Sheppard Pratt Project,
    RB, 5.875%, 07/01/21,
    Callable 07/01/11 @ 101, ACA       250          267
  Maryland State Stadium
    Authority, Sports Facilities
    Lease Project, RB, 5.800%,
    03/01/26, Callable 03/01/06
    @ 101, AMBAC                       250          259
  Maryland State Transportation
    Authority, Baltimore/
    Washington International
    Airport Parking Project, Ser
    B, RB, AMT, 5.375%,
    03/01/15, Callable 03/01/12
    @ 101, AMBAC                     1,000        1,069

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MARYLAND--CONTINUED
  Montgomery County Economic
    Development, Trinity Health
    Care Group Project, RB,
    5.500%, 12/01/16, Callable
    12/01/11 @ 100                $  1,000     $  1,075
  Montgomery County Housing
    Opportunities Commission,
    Single Family Mortgage
    Project, Ser A, RB, 4.450%,
    07/01/17, Callable 01/01/11
    @ 100                              250          253
  Montgomery County Housing
    Opportunities Commission,
    Multi-Family Housing
    Development Project, Ser A,
    RB, 6.000%, 07/01/20,
    Callable 07/01/10 @ 100            990        1,052
  Montgomery County Housing
    Opportunities Commission,
    Aston Woods Apartments
    Project, Ser A, RB, 4.900%,
    05/15/31, Callable 05/15/08
    @ 102, FNMA                        650          681
  Northeast Waste Disposal
    Authority, Montgomery County
    Resource Recovery Project,
    Ser A, RB, AMT, 6.000%,
    07/01/06                         1,100        1,133
  Prince George's County Housing
    Authority, Emerson House
    Project, Ser A, RB, 7.000%,
    04/15/19, Callable 04/21/05
    @ 102                              500          511
  St. Mary's County Consolidated
    Public Improvement Project,
    GO, 5.500%, 07/01/11             1,165        1,298
  Talbot County Public
    Facilities, GO, 5.375%,
    03/15/17, Callable 03/15/12
    @ 101                            1,000        1,091
                                               --------
                                                 42,048
                                               --------
PUERTO RICO (5.0%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                   500          513

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
PUERTO RICO--CONTINUED
  Puerto Rico Electric Power
    Authority, Ser RR, RB,
    5.000%, 07/01/29, Callable
    07/01/15 @ 100, CIFG          $    500     $    523
  Puerto Rico Housing Bank &
    Finance Agency, Affordable
    Housing Mortgage Portfolio I
    Project, RB, AMT, 6.250%,
    04/01/29, Callable 10/01/05
    @ 102, GNMA/FNMA/ FHLMC            625          643
  Puerto Rico Housing Finance
    Authority, Capital Funding
    Program, RB, 5.000%,
    12/01/18, Callable 12/01/13
    @ 100, HUD                         485          509
                                               --------
                                                  2,188
                                               --------
Total Municipal Bonds (Cost
  $43,248)                                       44,236
                                               --------

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MONEY MARKET FUNDS (0.8%)
  Federated Maryland Municipal
    Cash Trust                     371,227     $    371
                                               --------
Total Money Market Funds (Cost
  $371)                                             371
                                               --------
Total Investments (Cost $43,619)
  (a) -- 100.8%                                  44,607
Liabilities in excess of other
  assets -- (0.8)%                                 (364)
                                               --------
Net Assets -- 100.0%                           $ 44,243
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

NORTH CAROLINA TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
MUNICIPAL BONDS (97.1%)
NORTH CAROLINA (97.1%)
  Apex, GO, 2.000%, 02/01/06      $      620    $   618
  Brunswick County Enterprise
    System Revenue, Ser A, RB,
    5.250%, 04/01/22, Callable
    04/01/14 @ 100, FSA                  500        535
  Brunswick County, COP, 5.000%,
    04/01/19, Callable 04/01/14
    @ 100, FSA                           500        527
  Buncombe County, COP, 5.000%,
    10/01/15, Callable 10/01/13
    @ 100, AMBAC                         330        352
  Buncombe County, COP, 5.250%,
    10/01/17, Callable 10/01/13
    @ 100, AMBAC                         585        628
  Burlington Water & Sewer
    System Project, COP, 5.000%,
    04/01/19, Callable 04/01/14
    @ 100, AMBAC                         500        527
  Charlotte Governmental
    Facilities Project, Ser G,
    COP, 5.000%, 06/01/18,
    Callable 06/01/13 @ 100              500        525
  Charlotte Water & Sewer System
    Revenue, RB, 5.500%,
    06/01/14, Prerefunded
    06/01/09 @ 101                       500        549
  Charlotte Water & Sewer System
    Revenue, RB, 5.250%,
    06/01/15, Prerefunded
    06/01/09 @ 101                       500        544
  Charlotte-Mecklenburg Hospital
    Authority Health Care System
    Revenue, Carolina Health
    Care System, Ser A, RB,
    5.000%, 01/15/13, Callable
    01/15/07 @ 102                       500        525
  Charlotte-Mecklenburg Hospital
    Authority Health Care System
    Revenue, Carolina Health
    Care System, Ser A, RB,
    5.000%, 01/15/16, Callable
    01/15/13 @ 100                       500        523
  Craven County, GO, 3.000%,
    06/01/10, AMBAC                      500        492
  Dare County, COP, 5.000%,
    06/01/23, Callable 12/01/12
    @ 100, AMBAC                         830        857

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  Durham County Enterprise
    System Revenue, RB, 3.000%,
    06/01/05, MBIA                $      500    $   501
  Durham, GO, 5.000%, 02/01/07           500        520
  Forsyth County Public
    Facilities & Equipment
    Project, COP, 5.000%,
    10/01/15, Callable 10/01/11
    @ 101                                950      1,006
  Greensboro Enterprise System
    Revenue, Ser A, RB, 5.000%,
    06/01/05                             385        387
  Iredell County Public
    Facilities Project, COP,
    5.250%, 10/01/20, Callable
    10/01/13 @ 100, AMBAC                500        533
  Mooresville Enterprise System
    Revenue, RB, 5.000%,
    05/01/19, Callable 05/01/13
    @ 100, MBIA                          500        526
  New Hanover County Hospital
    Revenue, New Hanover
    Regional Medical Center
    Project, RB, 5.300%,
    10/01/06, AMBAC                      200        208
  North Carolina Capital
    Facilities Finance Agency,
    Educational Facilities
    Revenue, Brevard College
    Corp. Project, 2.290%,
    05/01/26, LOC: Wachovia Bank
    N.A. (b)                           1,000      1,000
  North Carolina Capital
    Facilities Finance Agency,
    Educational Facilities
    Revenue, Johnson & Wales
    University Project, Ser A,
    RB, 5.000%, 04/01/14,
    Callable 04/01/13 @ 100,
    LOC: XLCA                            500        532
  North Carolina Capital
    Facilities Finance Agency,
    Educational Facilities
    Revenue, Trinity Episcopal
    School Project, RB, 2.290%,
    09/01/24, LOC: Wachovia Bank
    N.A. (b)                             400        400

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  North Carolina Capital
    Facilities Finance Agency,
    Student Housing Revenue,
    NCA&T University Foundation
    LLC Project, Ser A, RB,
    5.250%, 06/01/20, Callable
    06/01/14 @ 100, LOC: RADIAN   $      500    $   532
  North Carolina Eastern
    Municipal Power Agency,
    Power System Revenue, Ser A,
    RB, 5.700%, 01/01/15,
    Callable 01/01/07 @ 102,
    MBIA                                 500        530
  North Carolina Eastern
    Municipal Power Agency,
    Power System Revenue, Ser C,
    RB, 5.375%, 01/01/16,
    Callable 01/01/13 @ 100              500        526
  North Carolina Educational
    Facilities Finance Agency
    Revenue, Belmont Abbey
    College Project, RB, 2.290%,
    06/01/18 LOC: First Union
    National Bank (b)                    400        400
  North Carolina Educational
    Facilities Finance Agency
    Revenue, Wingate University
    Project, RB, 2.290%,
    05/01/22, LOC: Bank of
    America Corp. (b)                    400        400
  North Carolina Infrastructure
    Finance Corp., Lease
    Purchase Revenue,
    Correctional Facilities
    Projects, RB, 5.000%,
    10/01/17, Callable 10/01/13
    @ 100                                500        531
  North Carolina Infrastructure
    Finance Corp., North
    Carolina State Correctional
    Facilities Project, Ser A,
    COP, 3.000%, 02/01/10                500        486

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  North Carolina Medical Care
    Commission Health Care
    Facilities Revenue, Novant
    Health Obligations Group
    Project, Ser A, RB, 5.000%,
    11/01/17, Callable 11/01/13
    @ 100                         $      500    $   523
  North Carolina Medical Care
    Commission Health Care
    Facilities Revenue, Novant
    Health Obligations Group
    Project, Ser A, RB, 5.000%,
    11/01/18, Callable 11/01/13
    @ 100                                500        521
  North Carolina Municipal Power
    Agency, No. 1 Catawba
    Electric Revenue Project,
    Ser A, RB, 5.500%, 01/01/15,
    MBIA                                 500        556
  North Carolina State Highway,
    GO, 4.500%, 05/01/19,
    Callable 05/01/13 @ 100              500        509
  North Carolina State Public
    Improvement, Ser A, GO,
    4.750%, 03/01/15, Callable
    03/01/11 @ 102                       500        530
  North Carolina State Public
    Improvement, Ser G, GO,
    2.180%, 05/01/21, LOC:
    Landesbank Hessen-
    Thueringen (b)                     2,500      2,500
  North Carolina State
    University at Raleigh
    Revenue, Centennial Campus
    Project, Ser B, RB, 5.125%,
    12/15/16, Prerefunded
    12/15/06, @ 101, MBIA                500        521
  North Carolina State
    University at Raleigh
    Revenue, Ser A, RB, 5.000%,
    10/01/14, Callable 10/01/13
    @ 100, FSA                           500        541
  Pender County, GO, 5.100%,
    06/01/05, FGIC                       450        452
  Pitt County School Facilities
    Project, Ser B, COP, 5.300%,
    04/01/21, Callable 04/01/10
    @ 101, FSA                           500        534

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

NORTH CAROLINA TAX-EXEMPT BOND FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  Raleigh Combined Enterprise
    System Revenue, RB, 5.250%,
    03/01/17, Callable 03/01/11
    @ 100                         $      500    $   537
  Raleigh Durham Airport
    Authority, Airport Revenue,
    Ser A, RB, 5.250%, 11/01/14,
    Callable 05/01/11 @ 101,
    FGIC                                 250        269
  Raleigh Durham Airport
    Authority, Airport Revenue,
    Ser A, RB, 5.250%, 11/01/17,
    Callable 05/01/11 @ 101,
    FGIC                                 500        535
  Raleigh Durham Airport
    Authority, Airport Revenue,
    Ser A, RB, 5.000%, 05/01/30,
    Callable 05/01/15 @ 100,
    AMBAC                              1,000      1,030
  Randolph County, COP, 5.000%,
    06/01/16, Callable 06/01/14
    @ 102, FSA                           500        539
  Rockingham County Industrial
    Facilities & Pollution
    Control Financing Authority
    Revenue, Industrial
    Development 716 Commerce
    LLC, RB, 2.370%, 10/01/23,
    LOC: Branch Banking & Trust
    Co. (b)                              300        300
  Rockingham County, COP,
    5.000%, 04/01/18, Callable
    04/01/12 @ 101, AMBAC                500        526
  Salisbury Enterprise System
    Revenue, RB, 5.000%,
    02/01/20, Callable 02/01/12
    @ 101, FSA                           500        523
  Union County Enterprise System
    Revenue, Ser A, RB, 5.000%,
    06/01/17, Callable 06/01/13
    @ 100, FSA                           400        422
  Union County, COP, 5.000%,
    06/01/17, Callable 06/01/13
    @ 101, AMBAC                         535        570
  University of North Carolina
    Systems Pool Revenue, Ser A,
    RB, 5.375%, 04/01/21,
    Callable 10/01/12 @ 100,
    AMBAC                                400        435

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  University of North Carolina
    Systems Pool Revenue, Ser A,
    RB, 5.375%, 04/01/22,
    Callable 10/01/12 @ 100,
    AMBAC                         $      500    $   543
  University of North Carolina
    Systems Pool Revenue, Ser A,
    RB, 5.000%, 04/01/23,
    Callable 04/01/15 @ 100,
    AMBAC                              1,910      2,004
  University of North Carolina
    University Revenue, Dining
    System, RB, 5.400%,
    05/15/16, Prerefunded
    05/15/07 @ 102                       500        535
  Wake County Hospital Revenue,
    RB, 5.125%, 10/01/13, ETM,
    MBIA                                 500        547
  Wilmington, COP, 5.000%,
    09/01/14, AMBAC                      520        562
  Wilmington, Ser A, COP,
    5.350%, 06/01/24, Callable
    06/01/09 @ 101, MBIA                 500        534
  Wilson Combined Enterprise
    Systems Revenue, RB, 5.250%,
    12/01/18, Callable 12/01/12
    @ 100, FSA                           500        538
  Winston-Salem Water & Sewer
    System Revenue, RB, 5.500%,
    06/01/15, Prerefunded
    06/01/11 @ 101                       270        301
  Winston-Salem Water & Sewer
    System Revenue, RB, 5.500%,
    06/01/16, Prerefunded
    06/01/11 @ 101                       200        223
  Winston-Salem Water & Sewer
    System Revenue, RB, 5.000%,
    06/01/23, Callable 06/01/15
    @ 100                              1,205      1,266
  Winston-Salem Water & Sewer
    System Revenue, RB, 5.000%,
    06/01/24, Callable 06/01/15
    @ 100                              1,315      1,378
  Winston-Salem Water & Sewer
    System Revenue, Ser A, RB,
    5.000%, 06/01/19, Callable
    06/01/12 @ 100                       500        523

-------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  Winston-Salem, Ser A, COP,
    5.000%, 06/01/16, Callable
    06/01/11 @ 101                $    1,000    $ 1,055
  Winston-Salem State University
    Revenue, Housing & Dining
    System, Ser B, RB, 4.850%,
    01/01/11, Callable 01/01/09
    @ 101, MBIA                          500        525
                                                -------
Total Municipal Bonds (Cost
  $39,858)                                       39,627
                                                -------
MONEY MARKET FUNDS (7.0%)
  Federated Tax-Free Obligations
    Fund                           1,426,654      1,427
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund    1,418,009      1,418
                                                -------
Total Money Market Funds (Cost
  $2,845)                                         2,845
                                                -------
Total Investments (Cost $42,703)
  (a) -- 104.1%                                  42,472
Liabilities in excess of other
  assets -- (4.1)%                               (1,674)
                                                -------
Net Assets  -- 100.0%                           $40,798
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

SHORT-TERM BOND FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
ASSET BACKED SECURITIES (8.8%)
AUTO MANUFACTURERS (5.6%)
  Capital Auto Receivables
    Asset Trust, 3.580%,
    10/16/06                    $     3,188    $  3,192
  Capital Auto Receivables
    Asset Trust, 2.640%,
    03/17/08                          3,016       2,993
  DaimlerChrysler Auto Trust,
    Ser 2004, Cl A2, 1.410%,
    11/08/06                          2,607       2,597
  Ford Credit Auto Owner
    Trust, 2.130%, 10/15/06           2,908       2,896
  Honda Auto Receivables Owner
    Trust, 3.610%, 12/18/07           1,500       1,500
  USAA Auto Owner Trust, Ser
    2004-1, Cl A3, 2.060%,
    04/15/08                          4,100       4,032
                                               --------
                                                 17,210
                                               --------
CREDIT CARD ABS (3.2%)
  Bank One Issuance Trust,
    2.940%, 06/16/08                  4,500       4,486
  Citibank Credit Card
    Issuance Trust, 2.550%,
    01/20/09                          3,175       3,089
  MBNA Credit Card Master Note
    Trust, 3.650%, 03/15/11           2,375       2,316
                                               --------
                                                  9,891
                                               --------
Total Asset Backed Securities
  (Cost $27,331)                                 27,101
                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.7%)
  Countrywide Home Loans,
    Inc., Ser 2004-21, Cl A10,
    6.000%, 11/25/34 (b)              1,949       1,985
  JPMorgan Chase Commercial
    Mortgage Securities, Ser
    2005-LDP1, Cl A2, 4.625%,
    03/15/46                          2,315       2,295
  JPMorgan Mortgage Trust, Ser
    2005-A1, Cl 5A1, 4.484%,
    02/25/35 (b)                      5,166       5,108
  Wachovia Bank Commercial
    Mortgage Trust, Ser 2005-
    C16, Cl A2, 4.380%,
    10/15/41                          3,290       3,244

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Washington Mutual, Ser
    2005-AR4, Cl A1, 3.624%,
    04/25/35 (b)                $     2,030    $  2,027
                                               --------
Total Collateralized Mortgage
  Obligations (Cost $14,784)                     14,659
                                               --------
CORPORATE BONDS (28.8%)
AUTO MANUFACTURERS (0.4%)
  DaimlerChrysler NA Holdings
    Corp., 4.750%, 01/15/08           1,385       1,378
                                               --------
BANKS (3.6%)
  Bank of America Corp.,
    5.250%, 02/01/07                  3,015       3,072
  Marshall & Ilsley Bank,
    4.400%, 03/15/10                  4,780       4,728
  Wachovia Corp., 6.375%,
    02/01/09                          3,150       3,342
                                               --------
                                                 11,142
                                               --------
BEVERAGES (0.5%)
  Coca-Cola Enterprises, Inc.,
    5.250%, 05/15/07                  1,370       1,398
                                               --------
COSMETICS/PERSONAL CARE (0.3%)
  Gillette Co. (The), 3.500%,
    10/15/07, Callable
    04/15/05 @ 100                      793         786
                                               --------
DIVERSIFIED FINANCIAL SERVICES (16.2%)
  Bear Stearns & Co., Inc.,
    5.700%, 01/15/07                  2,225       2,281
  Boeing Capital Corp.,
    5.650%, 05/15/06                    740         753
  Capital One Financial Corp.,
    7.250%, 05/01/06                    735         759
  Capital One Financial Corp.,
    8.750%, 02/01/07                    735         791
  CIT Group, Inc., 4.125%,
    02/21/06                            890         892
  CIT Group, Inc., 4.250%,
    02/01/10                          2,240       2,174
  Citigroup, Inc., 5.000%,
    03/06/07                          3,865       3,920
  Countrywide Home Loan, Inc.,
    5.500%, 08/01/06                  3,125       3,177
  Credit Suisse First Boston
    USA, Inc., 5.875%,
    08/01/06                          3,250       3,328
  Ford Motor Credit Co.,
    6.875%, 02/01/06                  2,150       2,179

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Ford Motor Credit Co.,
    6.500%, 01/25/07 (e)        $     1,175    $  1,187
  General Electric Capital
    Corp., 5.000%, 06/15/07           2,025       2,055
  Goldman Sachs Group, Inc.
    (The), 4.125%, 01/15/08           3,300       3,272
  HSBC Finance Corp., 4.125%,
    03/11/08                          3,220       3,196
  International Lease Finance
    Corp., 3.750%, 08/01/07           1,590       1,569
  International Lease Finance
    Corp., 3.500%, 04/01/09           1,145       1,096
  John Deere Capital Corp.,
    Ser D, 3.875%, 03/07/07           1,525       1,516
  JPMorgan Chase & Co.,
    5.250%, 05/30/07                  3,010       3,069
  KFW International Finance,
    Inc., 4.750%, 01/24/07            2,890       2,936
  Lehman Brothers Holdings,
    Inc., 6.250%, 05/15/06            2,480       2,539
  Merrill Lynch & Co., Inc.,
    Ser B, 3.375%, 09/14/07           1,470       1,441
  Morgan Stanley, 5.800%,
    04/01/07                          2,125       2,185
  National Rural Utilities
    Cooperative Finance Corp.,
    3.000%, 02/15/06                  4,160       4,135
                                               --------
                                                 50,450
                                               --------
ELECTRIC (0.9%)
  American Electric Power Co.,
    Inc., Ser A, 6.125%,
    05/15/06                            725         741
  Dominion Resources, Inc.,
    Ser B, 7.625%, 07/15/05           1,500       1,519
  PG&E Corp., 3.260%,
    04/03/06 (b)                        562         563
                                               --------
                                                  2,823
                                               --------
FOREST PRODUCTS & PAPER (0.3%)
  Weyerhaeuser Co., 6.125%,
    03/15/07                            882         913
                                               --------
INSURANCE (0.5%)
  Metlife, Inc., 3.911%,
    05/15/05 (e)                      1,525       1,527
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
MEDIA (1.7%)
  Comcast Cable
    Communications, Inc.,
    8.375%, 05/01/07            $     1,425    $  1,535
  Time Warner, Inc., 6.150%,
    05/01/07                          1,155       1,192
  Viacom, Inc., 7.750%,
    06/01/05                          2,500       2,517
                                               --------
                                                  5,244
                                               --------
REITS (0.5%)
  Equity Office Properties
    Trust, 8.375%, 03/15/06           1,505       1,565
                                               --------
TELECOMMUNICATIONS (3.9%)
  British Telecom PLC, 7.875%,
    12/15/05                          2,875       2,957
  Deutsche Telekom Finance,
    8.250%, 06/15/05                  3,000       3,028
  SBC Communications, Inc.,
    5.750%, 05/02/06                  1,560       1,589
  SBC Communications, Inc.,
    4.125%, 09/15/09                    740         720
  Verizon Global Funding
    Corp., 6.125%, 06/15/07           1,633       1,694
  Verizon Wireless, Inc.,
    5.375%, 12/15/06                  2,000       2,037
                                               --------
                                                 12,025
                                               --------
Total Corporate Bonds (Cost
  $90,127)                                       89,251
                                               --------
FOREIGN GOVERNMENT BONDS (2.0%)
CANADA (2.0%)
  Province of Ontario, 7.000%,
    08/04/05                          4,000       4,051
  Quebec Province, 5.500%,
    04/11/06                          2,000       2,040
                                               --------
Total Foreign Government Bonds
  (Cost $6,023)                                   6,091
                                               --------
U.S. GOVERNMENT AGENCIES (35.9%)
FANNIE MAE (14.6%)
  2.625%, 01/19/07                    4,625       4,517
  3.750%, 05/17/07, Callable
    05/17/05 @ 100                    3,875       3,847
  6.942%, 08/01/07 (b)                1,382       1,448
  3.000%, 08/15/07                    7,390       7,209
  4.200%, 03/24/08, Callable
    03/24/06 @ 100                    3,100       3,085
  6.070%, 10/01/08                    1,944       1,997
  3.810%, 12/01/08                    3,220       3,183

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

SHORT-TERM BOND FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
FANNIE MAE--CONTINUED
  3.125%, 03/16/09, Callable
    03/16/06 @ 100              $     1,625    $  1,549
  6.850%, 08/01/09                    3,183       3,413
  4.000%, 11/25/16 (b)                  757         756
  3.173%, 05/01/33 (b)                3,056       3,078
  3.910%, 09/01/33 (b)                2,222       2,268
  3.783%, 10/01/33 (b)                2,571       2,658
  4.333%, 03/01/34 (b)                3,257       3,226
  4.354%, 03/01/34 (b)                2,953       2,957
                                               --------
                                                 45,191
                                               --------
FEDERAL HOME LOAN BANK (6.8%)
  3.250%, 08/15/05                    5,885       5,889
  4.875%, 11/15/06                   14,000      14,211
  2.625%, 05/15/07                    1,125       1,093
                                               --------
                                                 21,193
                                               --------
FREDDIE MAC (12.6%)
  2.500%, 11/25/05                    1,920       1,903
  2.375%, 12/15/05                    6,000       5,950
  3.050%, 01/19/07                    3,725       3,668
  2.375%, 02/15/07                    2,425       2,357
  2.400%, 03/29/07                    4,000       3,880
  4.000%, 07/01/08                    2,808       2,786
  5.750%, 03/15/09                    1,740       1,826
  5.000%, 05/15/11                      520         520
  3.750%, 12/15/11                    2,668       2,631
  4.500%, 08/15/19                      143         142
  5.000%, 12/15/20                    4,373       4,420
  4.500%, 10/15/28                    2,787       2,764
  3.344%, 07/01/33 (b)                2,831       2,860
  5.007%, 04/01/34 (b)                3,075       3,125
                                               --------
                                                 38,832
                                               --------
SALLIE MAE (1.9%)
  3.210%, 09/15/06 (b)                5,800       5,815
                                               --------
Total U.S. Government Agencies
  (Cost $112,391)                               111,031
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (18.8%)
U.S. TREASURY NOTES (18.8%)
  1.875%, 01/31/06 (e)          $    22,000    $ 21,736
  2.750%, 07/31/06 (e)               14,980      14,812
  2.250%, 02/15/07 (e)                3,800       3,696
  2.750%, 08/15/07 (e)               14,455      14,095
  2.625%, 05/15/08 (e)                2,620       2,517
  3.500%, 08/15/09 (e)                1,435       1,400
                                               --------
Total U.S. Treasury
  Obligations (Cost $58,809)                     58,256
                                               --------
YANKEE DOLLAR (0.5%)
BEVERAGES (0.5%)
  Diageo PLC, 3.375%, 03/20/08        1,600       1,557
                                               --------
Total Yankee Dollar (Cost
  $1,599)                                         1,557
                                               --------
SHORT TERM INVESTMENTS (19.5%)
  CSFB Enhanced Liquidity
    Portfolio (f)                60,241,356      60,241
                                               --------
Total Short Term Investments
  (Cost $60,241)                                 60,241
                                               --------
MONEY MARKET FUNDS (0.1%)
  Federated Prime Value Money
    Market Fund                     290,939         291
                                               --------
Total Money Market Funds (Cost
  $291)                                             291
                                               --------
Total Investments (Cost
  $371,596) (a) -- 119.1%                       368,478
Liabilities in excess of other
  assets -- (19.1)%                             (59,079)
                                               --------
Net Assets -- 100.0%                           $309,399
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.
 61

SHORT-TERM U.S. TREASURY SECURITIES FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (99.1%)
U.S. TREASURY NOTES (99.1%)
  1.625%, 04/30/05                $  3,000     $  2,997
  6.500%, 05/15/05                   1,000        1,004
  1.125%, 06/30/05                   2,900        2,889
  1.500%, 07/31/05                   3,000        2,986
  6.500%, 08/15/05                   3,000        3,039
  1.625%, 09/30/05                   3,000        2,978
  1.625%, 10/31/05                   3,000        2,973
  5.750%, 11/15/05                   7,000        7,106
  1.875%, 12/31/05                   3,000        2,969
  1.875%, 01/31/06                   3,000        2,964
  1.625%, 02/28/06                   5,000        4,920
  1.500%, 03/31/06                   3,000        2,943
  2.250%, 04/30/06                   3,000        2,960
  4.625%, 05/15/06                   8,000        8,097
  2.750%, 06/30/06                   3,000        2,970
  7.000%, 07/15/06                   5,000        5,211
  2.375%, 08/31/06                   6,000        5,895
  2.500%, 09/30/06                   3,000        2,949
  2.500%, 10/31/06                   2,000        1,963
  2.875%, 11/30/06                   6,000        5,918

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
U.S. TREASURY NOTES--CONTINUED
  6.250%, 02/15/07                $  4,000     $  4,181
  4.375%, 05/15/07                   7,000        7,078
  2.750%, 08/15/07                   8,000        7,802
  6.125%, 08/15/07                     500          526
  3.000%, 11/15/07                   6,000        5,870
  3.375%, 02/15/08                   8,000        7,881
                                               --------
Total U.S. Treasury Obligations
  (Cost $110,058)                               109,069
                                               --------
MONEY MARKET FUNDS (0.6%)
  Federated U.S. Treasury Cash
    Reserves Fund                  658,299          658
                                               --------
Total Money Market Funds (Cost
  $658)                                             658
                                               --------
Total Investments (Cost
  $110,716) (a) -- 99.7%                        109,727
Other assets in excess of
  liabilities -- 0.3%                               353
                                               --------
Net Assets -- 100.0%                           $110,080
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

STRATEGIC INCOME FUND

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
CORPORATE BONDS (26.0%)
ADVERTISING (0.3%)
  Bear Creek Corp., 9.000%,
    03/01/13, Callable
    03/01/09 @ 104.50 (d)    $           75    $     74
  R.H. Donnelley Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44                              575         663
                                               --------
                                                    737
                                               --------
AGRICULTURE (0.4%)
  Seminis, Inc., 10.250%,
    10/01/13, Callable
    10/01/08 @ 105.13                 1,000       1,180
                                               --------
BUILDING MATERIALS (0.3%)
  Ainsworth Lumber Co.
    Ltd., 7.250%, 10/01/12,
    Callable 10/01/08 @
    103.63 (d)                          750         735
                                               --------
CHEMICALS (1.4%)
  Equistar Chemicals LP,
    10.625%, 05/01/11,
    Callable 05/01/07 @
    105.31                              500         561
  Huntsman International
    LLC, 11.625%, 10/15/10,
    Callable 10/15/07 @
    105.81 (e)                          973       1,139
  Lyondell Chemical Co.,
    Ser A, 9.625%, 05/01/07             500         536
  MacDermid, Inc., 9.125%,
    07/15/11, Callable
    07/15/06 @ 104.56                   750         804
  Rockwood Specialties
    Group, Inc., 7.500%,
    11/15/14, Callable
    11/15/09 @ 103.75 (d)
    (e)                               1,000       1,000
                                               --------
                                                  4,040
                                               --------
COMMERCIAL SERVICES (1.3%)
  Carriage Services, Inc.,
    7.875%, 01/15/15,
    Callable 01/15/10 @
    103.94 (d)                        1,400       1,406
  Rural/Metro Corp.,
    9.875%, 03/15/15,
    Callable 03/15/10 @
    104.94 (d)                        1,000       1,028

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
COMMERCIAL SERVICES--CONTINUED
  United Rentals (North
    America), Inc., 7.750%,
    11/15/13, Callable
    11/15/08 @ 103.88 (e)    $        1,250    $  1,213
                                               --------
                                                  3,647
                                               --------
DIVERSIFIED FINANCIAL SERVICES (1.4%)
  Crystal US Holdings,
    10.500%, 10/01/14,
    Callable 10/01/09 @
    105.25 (c) (d) (g)                  975         683
  Rainbow National Services
    LLC, 10.375%, 09/01/14,
    Callable 09/01/09 @
    105.19 (d)                        1,000       1,117
  Refco Finance Holdings
    LLC, 9.000%, 08/01/12,
    Callable 08/01/08 @
    104.50 (d)                          135         143
  RMCC Acquisition Co.,
    9.500%, 11/01/12,
    Callable 11/01/08 @
    104.75 (d)                          850         833
  UGS Corp., 10.000%,
    06/01/12, Callable
    06/01/08 @ 105 (d)                1,000       1,105
                                               --------
                                                  3,881
                                               --------
ELECTRIC (2.4%)
  Aquila, Inc., 14.875%,
    07/01/12                          1,350       1,849
  Calpine Generating Co.,
    11.500%, 04/01/11                 1,000         930
  Edison Mission Energy,
    10.000%, 08/15/08                 1,000       1,111
  Mission Energy Holdings,
    13.500%, 07/15/08                 1,000       1,200
  Reliant Energy, Inc.,
    6.750%, 12/15/14,
    Callable 12/15/09 @
    103.38                              900         839
  Sithe/Independence
    Funding Corp., Ser A,
    9.000%, 12/30/13                    750         837
                                               --------
                                                  6,766
                                               --------

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
ELECTRONICS (0.3%)
  Sanmina-SCI Corp.,
    10.375%, 01/15/10,
    Callable 01/15/07 @
    105.19                   $          750    $    840
                                               --------
ENTERTAINMENT (0.2%)
  WMG Holdings Corp.,
    9.500%, 12/15/14,
    Callable 12/15/09 @
    104.75 (c) (d) (g)                  900         621
                                               --------
ENVIRONMENT CONTROL (0.5%)
  Allied Waste Industries,
    9.250%, 05/01/21                  1,500       1,523
                                               --------
FOOD (1.7%)
  Merisant Co., 9.500%,
    07/15/13, Callable
    07/15/08 @ 104.75 (d)
    (e)                               1,350       1,161
  PSF Group Holdings, Inc.,
    9.250%, 06/15/11,
    Callable 06/15/06 @
    104.63                            2,325       2,493
  Swift & Co., 12.500%,
    01/01/10, Callable
    10/01/06 @ 106.25                 1,000       1,128
                                               --------
                                                  4,782
                                               --------
FOREST PRODUCTS & PAPER (1.7%)
  Appleton Papers, Inc.,
    8.125%, 06/15/11,
    Callable 06/15/08 @
    104.06                              500         516
  Appleton Papers, Inc.,
    Ser B, 9.750%,
    06/15/14, Callable
    06/15/09 @ 104.88                 1,500       1,568
  Georgia-Pacific Corp.,
    9.500%, 12/01/11                    500         590
  Tembec Industries, Inc.,
    8.500%, 02/01/11                  2,090       1,980
                                               --------
                                                  4,654
                                               --------

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
HEALTHCARE - PRODUCTS (1.2%)
  MQ Associates, Inc.,
    12.500%, 08/15/12,
    Callable 08/15/08 @ 109
    (c) (g)                  $        3,125    $  1,781
  Universal Hospital
    Services, Inc.,
    10.125%, 11/01/11,
    Callable 11/01/07 @
    105.06                            1,500       1,538
                                               --------
                                                  3,319
                                               --------
HEALTHCARE - SERVICES (3.0%)
  Ardent Health Services,
    Inc., 10.000%,
    08/15/13, Callable
    08/15/08 @ 105                    1,500       1,778
  DaVita, Inc., 7.250%,
    03/15/15, Callable
    03/15/10 @ 103.63 (d)
    (e)                                 345         338
  HealthSouth Corp.,
    10.750%, 10/01/08,
    Callable 05/25/05 @
    105.38                            1,750       1,793
  PacifiCare Health
    Systems, Inc., 10.750%,
    06/01/09, Callable
    06/01/06 @ 105.38                   649         717
  Tenet Healthcare Corp.,
    9.875%, 07/01/14                    450         468
  United Surgical Partners,
    Inc., 10.000%,
    12/15/11, Callable
    12/15/06 @ 105                    1,000       1,103
  US Oncology, Inc.,
    10.750%, 08/15/14,
    Callable 08/15/09 @
    105.38 (d)                        2,100       2,309
                                               --------
                                                  8,506
                                               --------
HOLDING COMPANIES-DIVERSIFIED (0.2%)
  Leucadia National Corp.,
    7.000%, 08/15/13                    500         499
                                               --------
INSURANCE (0.7%)
  AFC Capital Trust I, Ser
    B, 8.207%, 02/03/27 (b)           1,000       1,062
  Fairfax Financial
    Holdings Ltd., 8.300%,
    04/15/26                            900         819
                                               --------
                                                  1,881
                                               --------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

STRATEGIC INCOME FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
MACHINERY DIVERSIFIED (0.2%)
  NMGH Holding Co.,
    10.000%, 05/15/09,
    Callable 05/15/06 @ 105  $          500    $    539
                                               --------
MEDIA (2.3%)
  Dex Media, Inc., 8.500%,
    11/15/13, Callable
    11/15/08 @ 104.50 (c)
    (g)                               1,500       1,140
  Houghton Mifflin Co.,
    12.553%, 10/15/13 (c)
    (e) (g)                           2,500       1,737
  Kabel Deutschland Gmbh,
    10.625%, 07/01/14,
    Callable 07/01/09 @
    105.31 (d)                        1,500       1,657
  Mediacom Broadband LLC,
    11.000%, 07/15/13,
    Callable 07/15/06 @
    105.50                            1,000       1,070
  Mediacom LLC, 9.500%,
    01/15/13, Callable
    01/15/06 @ 104.75 (e)               945         943
                                               --------
                                                  6,547
                                               --------
METAL FABRICATE/HARDWARE (0.4%)
  Mueller Holdings, Inc.,
    11.434%, 04/15/14,
    Callable 04/15/09 @
    107.38 (c) (g)                    1,772       1,223
                                               --------
OFFICE/BUSINESS EQUIPMENT (0.4%)
  Xerox Corp., 9.750%,
    01/15/09                          1,000       1,128
                                               --------
OIL & GAS (0.6%)
  Chesapeake Energy Corp.,
    9.000%, 08/15/12,
    Callable 08/15/07 @
    104.50                            1,500       1,656
                                               --------
PACKAGING & CONTAINERS (1.0%)
  AEP Industries, Inc.,
    7.875%, 03/15/13,
    Callable 03/15/09 @
    103.94 (d)                           90          90
  Crown Euro Holdings SA,
    9.500%, 03/01/11,
    Callable 03/01/07 @
    104.75                              500         549

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
PACKAGING & CONTAINERS--CONTINUED
  Plastipak Holdings, Inc.,
    10.750%, 09/01/11,
    Callable 09/01/06 @
    105.38                   $        1,000    $  1,110
  Stone Container Corp.,
    9.250%, 02/01/08                  1,000       1,065
                                               --------
                                                  2,814
                                               --------
PIPELINES (0.9%)
  Dynegy Holdings, Inc.,
    10.125%, 07/15/13,
    Callable 07/15/08 @
    105.06 (d)                        2,250       2,453
                                               --------
REAL ESTATE (0.3%)
  CB Richard Ellis
    Services, Inc., 9.750%,
    05/15/10, Callable
    05/15/07 @ 104.88                   750         848
                                               --------
REITS (0.3%)
  Host Marriott LP, Ser G,
    9.250%, 10/01/07                    750         803
                                               --------
RETAIL (0.9%)
  Toys "R" Us, Inc.,
    7.625%, 08/01/11 (e)              2,350       2,209
  United Auto Group, Inc.,
    9.625%, 03/15/12,
    Callable 03/15/07 @
    104.81                              210         222
                                               --------
                                                  2,431
                                               --------
TELECOMMUNICATIONS (1.7%)
  Cincinnati Bell, Inc.,
    8.375%, 01/15/14,
    Callable 01/15/09 @
    104.19 (e)                        1,250       1,231
  Citizens Communications
    Co., 9.250%, 05/15/11             1,000       1,095
  PanAmSat Corp., 9.000%,
    08/15/14, Callable
    08/15/09 @ 104.50                 1,750       1,845
  Zeus Special Subsidiary
    Ltd., 10.204%,
    02/01/15, Callable
    02/01/10 @ 104.63 (c)
    (d) (g)                           1,000         633
                                               --------
                                                  4,804
                                               --------
Total Corporate Bonds (Cost
  $73,200)                                       72,857
                                               --------

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
FOREIGN GOVERNMENT BONDS (33.9%)
FRANCE (EUR) (3.7%)
  France Government,
    4.000%, 10/25/14                  6,350    $  8,486
  France Government,
    4.750%, 04/25/35                  1,350       1,935
                                               --------
                                                 10,421
                                               --------
GERMANY (EUR) (3.8%)
  Deutschland Republic,
    4.250%, 07/04/14                  6,360       8,677
  Deutschland Republic, Ser
    03, 4.750%, 07/04/34              1,360       1,952
                                               --------
                                                 10,629
                                               --------
JAPAN (YEN) (19.0%)
  Japan Government, Ser 16,
    2.500%, 09/20/34                596,900       5,839
  Japan Government, Ser
    227, 0.100%, 12/20/06         1,620,350      15,119
  Japan Government, Ser
    265, 1.500%, 12/20/14           614,800       5,838
  Japan Government, Ser 42,
    0.600%, 12/20/09              2,826,100      26,478
                                               --------
                                                 53,274
                                               --------
NORWAY (NOK) (4.4%)
  Norwegian Government,
    6.750%, 01/15/07                 64,000      10,819
  Norwegian Government,
    5.000%, 05/15/15                  8,500       1,443
                                               --------
                                                 12,262
                                               --------
SPAIN (EUR) (3.0%)
  Spanish Government,
    4.400%, 01/31/15                  6,100       8,398
                                               --------
Total Foreign Government
  Bonds (Cost $95,729)                           94,984
                                               --------
PREFERRED STOCK (0.5%)
MEDIA (0.5%)
  Primedia, Inc., Ser H,
    8.625%                           15,000       1,440
                                               --------
Total Preferred Stock (Cost
  $1,425)                                         1,440
                                               --------

-------------------------------------------------------
                               Shares or
                               Principal
                                 Amount         Value
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (33.4%)
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (10.5%)
  1.625%, 01/15/15 (e)       $       18,325    $ 18,056
  3.875%, 04/15/29 (e)                8,340      11,470
                                               --------
                                                 29,526
                                               --------
U.S. TREASURY NOTES (22.9%)
  3.000%, 12/31/06 (e)               48,515      47,898
  4.000%, 03/15/10                   10,190      10,110
  4.875%, 02/15/12 (e)                6,030       6,227
                                               --------
                                                 64,235
                                               --------
Total U.S. Treasury
  Obligations (Cost
  $94,293)                                       93,761
                                               --------
YANKEE DOLLAR (1.3%)
FOOD (0.4%)
  Burns, Philp Capital
    Property Ltd., 9.750%,
    07/15/12, Callable
    07/15/07 @ 104.88                 1,000       1,090
                                               --------
TELECOMMUNICATIONS (0.4%)
  National Cable PLC,
    7.660%, 10/15/12,
    Callable 04/15/05 @ 103
    (b) (d)                           1,000       1,030
                                               --------
TRANSPORTATION (0.5%)
  Ultrapetrol (Bahamas)
    Ltd., 9.000%, 11/24/14,
    Callable 11/24/09 @
    104.50 (d)                        1,500       1,395
                                               --------
Total Yankee Dollar (Cost
  $3,535)                                         3,515
                                               --------
SHORT-TERM INVESTMENTS (27.5%)
  Brown Brothers Harriman &
    Co., Cayman Islands
    Cash Sweep                    9,854,657       9,855
  CSFB Enhanced Liquidity
    Portfolio (f)                67,413,543      67,414
                                               --------
Total Short-Term
  Investments (Cost
  $77,269)                                       77,269
                                               --------
Total Investments (Cost
  $345,451) (a) -- 122.6%                       343,826
Liabilities in excess of
  other assets -- (22.6)%                       (63,318)
                                               --------
Net Assets -- 100.0%                           $280,508
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

U.S. GOVERNMENT SECURITIES FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
ASSET BACKED SECURITIES (0.3%)
CREDIT CARD ABS (0.3%)
  MBNA Credit Card Master Note
    Trust, Ser 2003-A7, Cl A7,
    2.650%, 11/15/10            $     1,000    $    949
                                               --------
Total Asset Backed Securities
  (Cost $970)                                       949
                                               --------
U.S. GOVERNMENT AGENCIES (49.4%)
FANNIE MAE (40.9%)
  6.000%, 11/01/07                       47          48
  6.500%, 03/01/12                      184         192
  4.717%, 08/25/12                    5,000       4,933
  6.500%, 12/01/12                      108         113
  6.500%, 06/01/13                       36          37
  6.500%, 06/01/13                      142         149
  6.500%, 09/01/13                       17          17
  4.000%, 11/01/13                    7,938       7,808
  6.000%, 07/01/16                    1,165       1,204
  6.000%, 07/01/16                    2,428       2,509
  6.500%, 09/01/16                      730         763
  5.500%, 04/01/17                    2,908       2,971
  5.500%, 09/01/17                    2,776       2,832
  6.000%, 09/01/17                      395         408
  5.500%, 04/01/18                    1,268       1,294
  6.290%, 08/01/18                    1,223       1,272
  5.500%, 11/01/18                    8,504       8,676
  6.000%, 12/01/18                      258         267
  8.750%, 12/25/20                        7           7
  6.500%, 03/01/29                      460         480
  6.500%, 04/01/31                      336         350
  6.500%, 06/01/31                    1,015       1,056
  6.500%, 12/01/31                      631         657
  7.000%, 12/01/31                      484         511
  7.000%, 12/01/31                      238         251
  6.500%, 01/01/32                      813         846
  6.500%, 05/01/32                      263         274
  7.000%, 06/01/32                    2,168       2,286
  6.500%, 07/01/32                      434         451
  5.324%, 03/01/33 (b)                9,035       9,078
  6.000%, 03/01/33                    2,503       2,561
  5.212%, 04/01/33 (b)                3,117       3,120
  5.500%, 04/01/33                    5,703       5,715
  4.115%, 08/01/33 (b)               11,302      11,226
  6.000%, 10/01/33                    3,558       3,638
  3.999%, 11/01/33 (b)                3,887       3,840
  6.000%, 01/01/34                    6,641       6,790
  6.000%, 02/01/34                    3,699       3,781

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES--CONTINUED
  6.000%, 02/01/34              $     6,709    $  6,860
  6.000%, 04/01/34                   12,614      12,896
  4.590%, 05/01/34 (b)                7,461       7,409
  4.750%, 05/01/34 (b)                9,338       9,207
  4.034%, 06/01/34 (b)                4,297       4,248
  4.280%, 06/01/34 (b)                3,790       3,746
                                               --------
                                                136,777
                                               --------
FREDDIE MAC (4.8%)
  4.875%, 11/15/13                    2,500       2,511
  7.000%, 06/01/17                      316         334
  5.500%, 02/01/24                    9,723       9,824
  6.000%, 01/01/34                    3,438       3,519
                                               --------
                                                 16,188
                                               --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.7%)
  7.500%, 10/20/09                        4           5
  6.000%, 07/15/13                      223         231
  6.000%, 01/15/14                      119         124
  6.000%, 01/15/14                      274         285
  6.500%, 05/20/28                      179         187
  6.250%, 10/15/28                      339         353
  6.000%, 12/15/31                    2,701       2,781
  5.500%, 12/15/32                    2,619       2,646
  6.000%, 03/15/33                    1,281       1,317
  3.750%, 01/20/34                    4,505       4,458
                                               --------
                                                 12,387
                                               --------
Total U.S. Government Agencies
  (Cost $166,526)                               165,352
                                               --------
U.S. TREASURY OBLIGATIONS (45.2%)
U.S. TREASURY BONDS (6.0%)
  5.375%, 02/15/31 (e)               18,200      19,836
                                               --------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (10.3%)
  1.875%, 07/15/13                   23,880      24,297
  3.875%, 04/15/29                    7,424      10,210
                                               --------
                                                 34,507
                                               --------
U.S. TREASURY NOTES (28.9%)
  1.625%, 04/30/05 (e)               27,800      27,775
  2.000%, 05/15/06                   12,000      11,801
  3.625%, 07/15/09 (e)               11,350      11,131
  6.000%, 08/15/09 (e)               25,000      26,865
  3.375%, 09/15/09 (e)               19,750      19,141
                                               --------
                                                 96,713
                                               --------
Total U.S. Treasury
  Obligations (Cost $150,300)                   151,056
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
SHORT TERM INVESTMENTS (28.3%)
  CSFB Enhanced Liquidity
    Portfolio (f)                94,583,437    $ 94,583
                                               --------
Total Short Term Investments
  (Cost $94,583)                                 94,583
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                  Amount        Value
-------------------------------------------------------
REPURCHASE AGREEMENTS (6.7%)
  Merrill Lynch & Co. Inc.,
    2.820%, dated 03/31/05, to
    be repurchased on
    04/01/05, repurchase price
    $22,340,580
    (collateralized by U.S.
    Government Agencies,
    5.000%-6.000%, due
    09/01/18-03/01/35; total
    market value $22,787,186)   $    22,339    $ 22,339
                                               --------
Total Repurchase Agreements
  (Cost $22,339)                                 22,339
                                               --------
Total Investments (Cost
  $434,718) (a) -- 129.9%                       434,279
Liabilities in excess of other
  assets -- (29.9)%                             (99,912)
                                               --------
Net Assets -- 100.0%                           $334,367
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
MUNICIPAL BONDS (98.0%)
DISTRICT OF COLUMBIA (1.0%)
  Metropolitan Washington D.C.
    Airports Authority, Ser B,
    RB, 5.250%, 10/01/19,
    Callable 10/01/13 @ 100       $   1,685    $  1,804
                                               --------
VIRGINIA (94.3%)
  Albemarle County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 5.000%, 01/01/07,
    Callable 01/01/06 @ 101              95          96
  Arlington County Industrial
    Development Authority,
    Hospital Facilities, RB,
    5.500%, 07/01/06                  2,000       2,064
  Arlington County Industrial
    Development Authority,
    Hospital Facilities, RB,
    5.500%, 07/01/11                  2,000       2,177
  Arlington County Industrial
    Development Authority,
    Hospital Facilities, RB,
    5.500%, 07/01/17, Callable
    07/01/11 @ 101                    2,225       2,367
  Arlington County Industrial
    Development Authority,
    Resource Recovery, Ser B,
    RB, AMT, 5.375%, 01/01/11,
    Callable 07/01/08 @ 101           2,785       2,946
  Chesapeake Economic
    Development Authority, RB,
    5.000%, 06/01/11, MBIA            1,995       2,149
  Chesapeake Public Improvement
    Project, GO, 5.500%,
    12/01/10                          2,500       2,767
  Chesapeake Water & Sewer
    Project, GO, 5.000%,
    12/01/19, Callable 12/01/14
    @ 101                             2,465       2,631
  Chesapeake Water & Sewer
    Project, GO, 5.000%,
    12/01/20, Callable 12/01/14
    @ 101                             3,640       3,869
  Chesapeake, GO, 5.400%,
    12/01/08                          2,500       2,699

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Chesterfield County Industrial
    Development Authority,
    Virginia State University
    Real Estate Project, Ser A,
    RB, 2.320%, 07/01/29, LOC:
    Bank of America Corp. (b)     $     880    $    880
  Commonwealth Transportation
    Board, Ser A, RB, 5.375%,
    05/15/13, Callable 05/01/11
    @ 100                             2,045       2,236
  Dinwiddie County Development
    Authority, Ser B, RB,
    5.000%, 02/15/24, Callable
    02/15/14 @ 100, MBIA              1,750       1,821
  Education Loan Authority,
    Guaranteed Student Loan
    Program, Ser B, RB, AMT,
    5.550%, 09/01/10                  1,515       1,552
  Fairfax County Economic
    Development Authority,
    Transportation Contract, RB,
    5.000%, 04/01/22, Callable
    04/01/14 @ 100, MBIA              1,625       1,703
  Fairfax County Water
    Authority, RB, 5.500%,
    04/01/14, Callable 04/01/12
    @ 100                             2,000       2,214
  Fairfax County Water
    Authority, RB, 6.000%,
    04/01/22, Callable 04/01/07
    @ 102                             5,560       5,967
  Fairfax County, Ser A, GO,
    5.000%, 04/01/16, Callable
    04/01/14 @ 100                    2,000       2,158
  Fauquier County Industrial
    Development Authority, RB,
    5.000%, 10/01/06, LOC:
    Radian                            1,180       1,215
  Front Royal & Warren County
    Development Authority, Ser
    B, RB, 5.000%, 04/01/23,
    Callable 04/01/14 @ 100           2,485       2,585
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.250%, 06/15/05                460         463

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 6.000%, 06/15/13,
    Callable 06/15/10 @ 101       $   3,185    $  3,596
  Halifax County Industrial
    Development Authority, RB,
    3.000%, 09/01/06                  1,125       1,123
  Hampton, Ser A, GO, 5.500%,
    07/15/18, Callable 07/15/12
    @ 101                             1,275       1,409
  Hanover County Industrial
    Development Authority,
    Regional Medical Care
    Project, RB, 6.375%,
    08/15/18, MBIA                    5,100       6,002
  Harrisonburg Industrial
    Development Authority, RB,
    5.750%, 12/01/13, Callable
    05/31/05 @ 100, MBIA              3,000       3,007
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 3.750%, 06/01/06         255         255
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 4.250%, 06/01/07         525         529
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 5.000%, 06/01/10       1,000       1,019
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 6.500%, 06/01/22,
    Callable 06/01/12 @ 100           1,000       1,048
  Henrico County Industrial
    Development Authority, Lease
    Revenue, RB, 5.150%,
    06/01/07, Callable 06/01/06
    @ 102                             2,500       2,613
  Henrico County Industrial
    Development Authority, RB,
    5.300%, 12/01/11                  1,000       1,003
  Henrico County, GO, 5.000%,
    01/15/08                          2,220       2,344

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  James City County Industrial
    Development Authority,
    Residential Care Facility,
    Ser B, RB, 5.375%, 03/01/26,
    Callable 09/01/05 @ 100       $   1,925    $  1,931
  King George County Industrial
    Development Authority,
    Birchwood Power Partners,
    Ser B, RB, 2.330%,
    12/01/24 (b)                      1,545       1,545
  Loudoun County Industrial
    Development Authority,
    Loudoun Hospital Center
    Project, RB, 6.000%,
    06/01/22, Callable 06/01/12
    @ 101                             1,000       1,088
  Loudoun County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 6.000%, 08/01/24,
    Callable 08/01/14 @ 100           1,000       1,028
  Loudoun County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser B, RB, 5.000%, 08/01/28,
    Callable 08/01/07 @ 101           1,075       1,080
  Loudoun County Sanitation
    Authority, Water & Sewage,
    RB, 5.000%, 01/01/25,
    Callable 01/01/15 @ 100           3,165       3,301
  Loudoun County, Ser A, GO,
    5.000%, 11/01/06                  2,000       2,072
  Loudoun County, Ser A, GO,
    5.000%, 07/01/13                  3,000       3,268
  Lynchburg, GO, 3.000%,
    06/01/06, Callable 06/01/05
    @ 100                             2,100       2,097
  Lynchburg, Ser A, GO, 5.000%,
    06/01/17, Callable 06/01/15
    @ 100                             2,485       2,667
  Montgomery County Industrial
    Development Authority, RB,
    5.500%, 01/15/18, Callable
    01/15/12 @ 101, AMBAC             1,865       2,045
  Newport News Industrial
    Development Authority, RB,
    5.500%, 09/01/09                  2,500       2,724
  Newport News, GO, 5.250%,
    07/01/15                          3,000       3,323

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Newport News, GO, 5.000%,
    05/01/19, Callable 05/01/14
    @ 101                         $   2,000    $  2,129
  Norfolk Industrial Development
    Authority, RB, 6.900%,
    06/01/06, AMBAC                   1,000       1,046
  Norfolk Virginia Parking
    System, Ser B, RB, 5.000%,
    02/01/14, AMBAC                   2,135       2,308
  Peninsula Ports Authority,
    Residential Care Facility,
    Ser A, RB, 7.375%, 12/01/23,
    Callable 12/01/13 @ 100           1,500       1,603
  Richmond, GO, 3.500%, 06/28/05      2,000       2,006
  Richmond, GO, 5.500%,
    01/15/12, Callable 01/15/11
    @ 101                             2,500       2,759
  Richmond, GO, 5.500%,
    01/15/18, Callable 01/10/11
    @ 101, FSA                        2,755       3,005
  Richmond, GO, 5.000%,
    07/15/23, Callable 07/15/14
    @ 100, FSA                        1,500       1,573
  Roanoke Industrial Development
    Authority, Carilion Health
    System Project, Ser A, RB,
    5.750%, 07/01/13, Callable
    07/01/12 @ 100                    2,000       2,220
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.750%,
    07/01/14, Callable 07/01/12
    @ 100                             2,000       2,209
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.500%,
    07/01/18, Callable 07/01/12
    @ 100                             2,000       2,147
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser C, RB, 2.230%,
    07/01/27 (b)                      2,730       2,730
  Roanoke Public Improvement,
    Ser B, GO, 5.000%, 02/01/24,
    Callable 02/01/15 @ 101           2,500       2,626

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Russell County Industrial
    Development Authority,
    Pollution Control Project,
    RB, 2.700%, 11/01/07 (b)      $   1,000    $    994
  Southwest Regional Jail
    Authority, RB, 3.000%,
    09/01/06, Callable 09/01/05
    @ 100                             1,750       1,753
  Spotsylvania County Water &
    Sewer, RB, 5.000%, 06/01/26       2,635       2,739
  Stafford County Water & Sewer,
    RB, 5.000%, 06/01/12, FSA         2,275       2,464
  Virginia Beach Development
    Authority, Ser A, RB,
    5.375%, 08/01/16, Callable
    08/01/12 @ 100                    1,650       1,794
  Virginia College Building
    Authority, Educational
    Facilities Project, RB,
    5.375%, 01/01/21, Callable
    01/01/16 @ 100                    2,990       3,348
  Virginia College Building
    Authority, Educational
    Facilities Project, Ser A,
    RB, 5.000%, 02/01/15,
    Callable 02/01/14 @ 100           4,510       4,855
  Virginia Housing Development
    Authority, Commonwealth
    Mortgage Project, Ser A, RB,
    AMT, 2.000%, 07/01/06               750         743
  Virginia Housing Development
    Authority, Commonwealth
    Mortgage Project, Ser I, RB,
    AMT, 3.750%, 07/01/05             1,000       1,002
  Virginia Housing Development
    Authority, Commonwealth
    Mortgage Project, Ser J, RB,
    4.875%, 07/01/13, Callable
    07/01/11 @ 100, MBIA              2,500       2,580
  Virginia Housing Development
    Authority, Multifamily, Ser
    E, RB, AMT, 5.350%,
    11/01/11, Callable 01/01/08
    @ 102                             1,250       1,317
  Virginia Housing Development
    Authority, Multifamily, Ser
    H, RB, AMT, 5.625%,
    11/01/18, Callable 11/01/09
    @ 100                             3,500       3,658

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Housing Development
    Authority, Multifamily, Ser
    I, RB, AMT, 4.875%,
    11/01/12, Callable 01/01/09
    @ 101                         $   1,950    $  2,005
  Virginia Polytechnic Institute
    & State University, Ser D,
    RB, 5.125%, 06/01/21,
    Callable 06/01/14 @ 101,
    AMBAC                             1,095       1,174
  Virginia Port Authority,
    Commonwealth Port Fund, RB,
    AMT, 5.900%, 07/01/16,
    Callable 07/01/06 @ 101           2,000       2,088
  Virginia Public School
    Authority, Ser B, RB,
    5.000%, 08/01/13, Callable
    08/01/10 @ 101                    2,910       3,112
  Virginia Public School
    Authority, Ser D, RB,
    5.000%, 02/01/11                  2,000       2,158
  Virginia Resources Authority,
    Infrastructure, RB, 5.000%,
    11/01/22, Callable 11/01/13
    @ 100                             1,670       1,746
  Virginia State Public Building
    Authority, RB, 5.100%,
    08/01/05                            500         505
  Virginia State Resource
    Authority, Senior
    Infrastructure, Ser B, RB,
    5.000%, 11/01/26, Callable
    11/01/14 @ 100                    2,185       2,278

-------------------------------------------------------
                                  Shares or
                                  Principal
                                   Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Transportation Board
    Contract, Ser B, RB, 6.750%,
    05/15/06                      $   3,605    $  3,764
  York County Industrial
    Development Authority,
    Pollution Control Project,
    RB, 5.500%, 07/01/09,
    Callable 11/08/06 @ 101             640         670
                                               --------
                                                173,784
                                               --------
PUERTO RICO (2.7%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                  1,500       1,540
  Puerto Rico Electric Power
    Authority, RB, 4.000%,
    07/01/05                          1,860       1,867
  Puerto Rico Electric Power
    Authority, Ser RR, RB,
    5.000%, 07/01/26, Callable
    07/01/15 @ 100, LOC: XLCA         1,500       1,580
                                               --------
                                                  4,987
                                               --------
Total Municipal Bonds (Cost
  $178,173)                                     180,575
                                               --------
MONEY MARKET FUNDS (1.8%)
  Federated Virginia Municipal
    Cash Trust, Institutional
    Class                         3,239,238       3,239
                                               --------
Total Money Market Funds (Cost
  $3,239)                                         3,239
                                               --------
Total Investments (Cost
  $181,412) (a) -- 99.8%                        183,814
Other assets in excess of
  liabilities -- 0.2%                               288
                                               --------
Net Assets -- 100.0%                           $184,102
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

VIRGINIA MUNICIPAL BOND FUND

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
MUNICIPAL BONDS (99.9%)
DISTRICT OF COLUMBIA (1.9%)
  Metropolitan Washington
    Airports Authority, Airport
    System, Ser A, RB, AMT,
    5.500%, 10/01/27, Callable
    10/01/11 @ 101                 $  1,000     $ 1,035
                                                -------
VIRGINIA (98.0%)
  Amherst County Service
    Authority, RB, 6.000%,
    12/15/20, Callable 12/15/10 @
    102                                 500         526
  Amherst County Service
    Authority, RB, 6.000%,
    12/15/30, Callable 12/15/10 @
    102                               1,750       1,823
  Blacksburg Polytechnic
    Institute Sanitation
    Authority, RB, 4.150%,
    11/01/06                            500         509
  Bristol Utility System, RB,
    5.250%, 07/15/23, Callable
    07/15/13 @ 100, MBIA              1,000       1,071
  Brunswick County Industrial
    Development Authority,
    Correctional Facility Lease,
    RB, 5.700%, 07/01/10,
    Prerefunded 07/01/06 @ 102,
    MBIA                              1,000       1,057
  Chesapeake Virginia Economic
    Development, RB, 5.000%,
    06/01/13, MBIA                    1,065       1,150
  Chesterfield County Industrial
    Development, RB, 2.320%,
    08/01/24, LOC: SunTrust Bank
    (b)                               1,000       1,000
  Fairfax County Economic
    Development Authority, RB,
    5.000%, 04/01/29, Callable
    01/01/14 @ 100, MBIA              1,000       1,034
  Fairfax County Economic
    Development Authority,
    Transportation Contract, RB,
    5.000%, 04/01/22, Callable
    04/01/14 @ 100, MBIA              1,000       1,048
  Fairfax County Sewer, RB,
    5.800%, 07/15/22, Callable
    07/15/06 @ 102, MBIA              1,000       1,059
  Fairfax County, GO, 5.000%,
    01/15/26, Callable 01/15/15 @
    100                               1,000       1,048

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Fairfax County, Ser A, GO,
    5.000%, 04/01/16, Callable
    04/01/14 @ 100                 $  1,000     $ 1,079
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.500%, 06/15/08                550         585
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.900%, 06/15/16,
    Callable 06/15/10 @ 101             950       1,068
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.000%, 06/15/25,
    Callable 06/15/15 @ 100, MBIA     1,000       1,039
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 6.125%, 06/15/25,
    Callable 06/15/10 @ 101           1,200       1,362
  Hampton Virginia Golf Course,
    RB, 6.000%, 12/01/12                974       1,011
  Hanover County Industrial
    Development Authority,
    Regional Medical Care
    Project, RB, 6.375%,
    08/15/18, MBIA                    1,000       1,177
  Henrico County Economic
    Development Authority, Ser A,
    RB, 5.850%, 07/20/19,
    Callable 7/20/09 @ 102, GNMA        400         431
  Henrico County Economic
    Development Authority, Ser A,
    RB, 5.900%, 07/20/29,
    Callable 07/20/09 @ 102, GNMA       500         544
  Henrico County Industrial
    Development Authority, RB,
    AMT, 3.400%, 03/01/16,
    Callable 04/07/05 @ 100, LOC:
    First Union National Bank (b)     1,045       1,036
  Henry County Public Service
    Authority, Water & Sewer, RB,
    5.250%, 11/15/13, FSA             1,500       1,645
  Loudoun County, Ser A, GO,
    5.250%, 05/01/18, Callable
    05/01/12 @ 100                    1,260       1,384
  Loudoun County Industrial
    Development Authority, Public
    Safety Facilities Lease, Ser
    A, RB, 5.250%, 12/15/17,
    Callable 06/15/14 @ 100           1,110       1,198

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Loudoun County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 6.000%, 08/01/24,
    Callable 08/01/14 @ 100        $    750     $   771
  Lynchburg Industrial
    Development Authority
    Healthcare Facilities, RB,
    5.250%, 01/01/11, Callable
    01/01/08 @ 101                    1,000       1,047
  Newport News Redevelopment &
    Housing Authority, RB,
    5.850%, 12/20/30, Callable
    08/20/07 @ 102, GNMA                500         517
  Peninsula Port Authority,
    Residential Care Facility,
    Ser A, RB, 7.375%, 12/01/23,
    Callable 12/01/13 @ 100             525         561
  Pittsylvania County, Ser B, GO,
    5.625%, 03/01/15, Callable
    03/01/11 @ 102, MBIA              1,000       1,116
  Richmond Industrial Development
    Authority, Student Housing,
    RB, 5.450%, 01/01/21,
    Callable 01/01/11 @ 102           1,000       1,057
  Richmond Public Utility, RB,
    5.000%, 01/15/23, Callable
    01/15/15 @ 100                    1,000       1,049
  Richmond, GO, 5.500%, 01/15/11,
    FSA                               1,000       1,107
  Richmond, GO, 5.500%, 01/15/15,
    Callable 01/15/11 @ 101           1,290       1,411
  Richmond, GO, 5.500%, 01/15/18,
    Callable 01/10/11 @ 101, FSA      1,000       1,091
  Riverside Regional Jail
    Authority, Jail Facility, RB,
    5.875%, 07/01/14, Prerefunded
    07/01/05 @ 102, MBIA                910         936
  Roanoke Industrial Development
    Authority, Carilion Health
    System Project, Ser A, RB,
    5.500%, 07/01/16, Callable
    07/01/12 @ 100                    1,000       1,079

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Roanoke Industrial Development
    Authority, Carilion Health
    System Project, Ser A, RB,
    5.500%, 07/01/21, Callable
    07/01/12 @ 100                 $  1,000     $ 1,068
  Roanoke Industrial Development
    Authority, Carilion Health
    System Project, Ser C, RB,
    2.230%, 07/01/27 (b)              1,290       1,291
  Southwest Regional Jail
    Authority, RB, 5.125%,
    09/01/14, Callable 09/01/13 @
    100, MBIA                         1,095       1,181
  Spotsylvania County Water &
    Sewer, RB, 5.000%, 06/01/26       1,000       1,039
  Virginia Commonwealth
    Transportation Board, RB,
    5.500%, 10/01/05                  1,000       1,015
  Virginia Commonwealth
    Transportation Board, Ser A,
    RB, 5.375%, 05/15/12,
    Callable 05/15/11 @ 100           1,500       1,643
  Virginia Housing Development
    Authority, Ser D, RB, AMT,
    5.375%, 04/01/06                    715         730
  Virginia Polytechnic Institute
    & State University, Ser D,
    RB, 5.125%, 06/01/21,
    Callable 06/01/14 @ 101,
    AMBAC                             1,000       1,073
  Virginia Port Authority,
    Commonwealth Port Fund, RB,
    AMT, 5.900%, 07/01/16,
    Callable 07/01/06 @ 101           1,000       1,044
  Virginia Port Authority,
    Commonwealth Port Fund, Ser
    B, RB, 5.000%, 07/01/30,
    Callable 07/01/15 @ 100, FSA      1,000       1,034
  Virginia Public School
    Authority, RB, 5.250%,
    04/01/05                          1,000       1,000
  Virginia Public School
    Authority, Ser A, RB, 5.000%,
    08/01/24, Callable 08/01/14 @
    100                               1,365       1,426
  Virginia Public School
    Authority, Ser C, RB, 5.000%,
    08/01/08, State Aid
    Withholding                         500         514
  Virginia Resources Authority,
    Infrastructure, RB, 5.000%,
    11/01/22, Callable 11/01/13 @
    100                               1,250       1,307

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS March 31, 2005 (Amounts in thousands, except shares)

VIRGINIA MUNICIPAL BOND FUND -- CONCLUDED

-------------------------------------------------------
                                   Shares or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Resources Authority,
    Infrastructure, Ser A, RB,
    5.800%, 05/01/30, Callable
    05/01/11 @ 101                 $  1,500     $ 1,659
                                                -------
                                                 53,650
                                                -------
Total Municipal Bonds (Cost
  $53,328)                                       54,685
                                                -------
MONEY MARKET FUNDS (1.0%)
  Federated Virginia Municipal
    Cash Trust, Institutional
    Class                           522,406         522
                                                -------
Total Money Market Funds (Cost
  $522)                                             522
                                                -------
Total Investments (Cost $53,850)
  (a) -- 100.9%                                  55,207
Liabilities in excess of other
  assets -- (0.9)%                                 (467)
                                                -------
Net Assets -- 100.0%                            $54,740
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.
 75

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

(+)  Amount rounds to less than one thousand.
(a) See notes to financial statements for unrealized appreciation/(depreciation) of securities on a tax basis.
(b) Variable rate security. Rate presented represents rate in effect at March 31, 2005. Maturity date represents actual maturity date.
(c)  Rate represents the effective yield at purchase.
(d) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The
     Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(e) This security or a partial position of the security was on loan at March 31, 2005. The total value of securities on loan at March 31, 2005 in thousands was $4,888, $271,705, $32,815, $58,820, $65,638, and
     $92,410 for High Income, Investment Grade Bond,
     Limited-Term Federal Mortgage Securities, Short-Term
     Bond, Strategic Income, and U.S. Government Securities
     Funds, respectively.
(f) This security was purchased with cash collateral held from securities lending.
(g)  Step Bond.

The following abbreviations are used in these Schedules of Portfolio
Investments:

ACA    Security insured by American Capital Access.
AMBAC  Security insured by the American Municipal Bond
       Assurance Corporation.
AMT    Alternative Minimum Tax Paper.
Cl     Class.
COP    Certificate of Participation.
DN     Discount Note.
ETM    Escrowed to Maturity.
EUR    Principal Amount is in Euro.
FGIC   Security insured by the Financial Guaranty
       Insurance Company.
FHA    Federal Housing Administration.
FHLMC  Security insured by Freddie Mac.
FNMA   Security insured by Fannie Mae.
FSA    Security insured by Financial Security Assurance.
GNMA   Security insured by the Government National
       Mortgage Association.
GO     General Obligation.
HUD    Department of Housing and Urban Development.
LLC    Limited Liability Company.
LOC    Line of Credit.
LP     Limited Partnership.
MBIA   Security insured by the Municipal Bond Insurance
       Association.
NOK    Principal Amount is in Norwegian Krone.
RAN    Revenue Anticipation Note.
RB     Revenue Bond.
REIT   Real Estate Investment Trust.
Ser    Series.
TAN    Tax Anticipation Note.
YEN    Principal Amount is in Japanese Yen.

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

                                                                                                                       Investment
                                                               Florida       Georgia                     Investment      Grade
                                                              Tax-Exempt    Tax-Exempt       High          Grade       Tax-Exempt
                                                              Bond Fund     Bond Fund     Income Fund    Bond Fund     Bond Fund
                                                              ----------    ----------    -----------    ----------    ----------
Assets:
  Investments, at Cost......................................   $174,541      $106,458      $109,631       $928,049      $322,338
                                                               ========      ========      ========       ========      ========
  Investments, at Value.....................................   $176,771      $108,752      $109,616       $928,639      $323,713
  Cash......................................................         --            --         2,102             --            55
  Interest and Dividends Receivable.........................      2,512         1,417         2,240          5,824         2,974
  Receivable for Capital Shares Sold........................          5            --            43             --             1
  Receivable for Investment Securities Sold.................         --            --         2,295         17,071        11,754
  Reclaims Receivable.......................................         --            --            --             --            --
  Prepaid Expenses and Other Assets.........................          8             7            24             22             8
                                                               --------      --------      --------       --------      --------
Total Assets................................................    179,296       110,176       116,320        951,556       338,505
                                                               --------      --------      --------       --------      --------
Liabilities:
  Options Written (Proceeds $14)............................         --            --            --             --            --
  Payable to Custodian......................................         --            --            --          4,903            --
  Income Distributions Payable..............................        435           282           639          1,746           541
  Payable for Investment Securities Purchased...............      2,736            --         5,126         20,819        44,886
  Payable for Capital Shares Redeemed.......................         33             1           424            124           268
  Payable upon Return of Securities Loaned..................         --            --         5,129        278,837            --
  Investment Advisory Fees Payable..........................         93            57            60            394           175
  Administration Fees Payable...............................          4             2             2             10             7
  Distribution and Service Fees Payable.....................          9             7            33             24            19
  Custodian Fees Payable....................................          1            --            --              4             2
  Accrued Expenses..........................................          9            --             3             90            23
                                                               --------      --------      --------       --------      --------
  Total Liabilities.........................................      3,320           349        11,416        306,951        45,921
                                                               --------      --------      --------       --------      --------
  Total Net Assets..........................................   $175,976      $109,827      $104,904       $644,605      $292,584
                                                               ========      ========      ========       ========      ========
Net Assets:
  Capital...................................................   $173,901      $107,292      $101,299       $657,795      $290,026
  Undistributed (Distribution in Excess of) Net Investment
    Income..................................................        (11)          138            32            881          (162)
  Accumulated Net Realized Gains (Losses) on Investment
    Transactions and Foreign Currency Transactions..........       (144)          103         3,588        (14,661)        1,345
  Net Unrealized Appreciation (Depreciation) on Investments
    and Options.............................................      2,230         2,294           (15)           590         1,375
                                                               --------      --------      --------       --------      --------
  Total Net Assets..........................................   $175,976      $109,827      $104,904       $644,605      $292,584
                                                               ========      ========      ========       ========      ========
NET ASSETS:
  T Shares..................................................   $157,500      $ 96,503      $ 51,318       $602,995      $259,542
  A Shares..................................................   $  6,129      $  2,660      $    739       $ 23,687      $ 17,430
  L Shares..................................................   $ 12,347      $ 10,664      $ 52,847       $ 17,923      $ 15,612
SHARES OUTSTANDING:
  T Shares..................................................     14,449         9,452         6,955         57,397        22,670
  A Shares..................................................        562           260           100          2,255         1,521
  L Shares..................................................      1,130         1,044         7,161          1,705         1,364
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  T Shares..................................................   $  10.90      $  10.21      $   7.38       $  10.51      $  11.45
  A Shares..................................................   $  10.91      $  10.22      $   7.39       $  10.50      $  11.46
  L Shares*.................................................   $  10.93      $  10.22      $   7.38       $  10.51      $  11.44
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge)
  of net asset value adjusted to the nearest cent):
  T Shares..................................................   $  10.90      $  10.21      $   7.38       $  10.51      $  11.45
  A Shares..................................................   $  11.34      $  10.62      $   7.68       $  10.91      $  11.91
  L Shares..................................................   $  10.93      $  10.22      $   7.38       $  10.51      $  11.44
Maximum Sales Charge -- A Shares............................       3.75%         3.75%         3.75%          3.75%         3.75%

Amounts designated as "--" are $0 or have been rounded to $0.

* Redemption price per share varies by length of time shares are held.

     Limited-Term                                                                                                   Virginia
        Federal       Maryland    North Carolina                  Short-Term                         U.S.         Intermediate
       Mortgage       Municipal     Tax-Exempt     Short-Term    U.S. Treasury     Strategic      Government       Municipal
    Securities Fund   Bond Fund     Bond Fund      Bond Fund    Securities Fund   Income Fund   Securities Fund    Bond Fund
    ---------------   ---------   --------------   ----------   ---------------   -----------   ---------------   ------------
       $486,396        $43,619       $42,703        $371,596       $110,716        $345,451        $434,718         $181,412
       ========        =======       =======        ========       ========        ========        ========         ========
       $481,856        $44,607       $42,472        $368,478       $109,727        $343,826        $434,279         $183,814
             --             --            --              --             --              --              --               --
          2,105            555           516           2,237            923           3,344           1,802            2,454
             --             --            --              --              4               2               1                3
             --          1,045           854             993             --          12,394              --            2,135
             --             --            --              --             --              16              --               --
             17              4             2              15             12               5              11               15
       --------        -------       -------        --------       --------        --------        --------         --------
        483,978         46,211        43,844         371,723        110,666         359,587         436,093          188,421
       --------        -------       -------        --------       --------        --------        --------         --------
             --             --            --              --             13              --              --               --
             --             --            --             993             --          10,342              --               --
          1,477            127            33             718            182             833             988              509
             30          1,814         2,995              --             --              --           5,869            3,680
            140              1            --             180            329             250              42               20
         33,703             --            --          60,241             --          67,414          94,583               --
            232             11            12             159             43             181             200              102
             10              1            --               7              3               6               8                4
             22             12            --               9             15              42              11                1
              5             --             2               3              1              --               3               --
             38              2             4              14             --              11              22                3
       --------        -------       -------        --------       --------        --------        --------         --------
         35,657          1,968         3,046          62,324            586          79,079         101,726            4,319
       --------        -------       -------        --------       --------        --------        --------         --------
       $448,321        $44,243       $40,798        $309,399       $110,080        $280,508        $334,367         $184,102
       ========        =======       =======        ========       ========        ========        ========         ========
       $461,734        $43,128       $41,228        $322,519       $111,998        $273,083        $338,766         $180,941
          1,404            (40)          (64)            165             (1)          4,052             607               (8)
        (10,277)           167          (135)        (10,167)          (928)          5,002          (4,567)             767
         (4,540)           988          (231)         (3,118)          (989)         (1,629)           (439)           2,402
       --------        -------       -------        --------       --------        --------        --------         --------
       $448,321        $44,243       $40,798        $309,399       $110,080        $280,508        $334,367         $184,102
       ========        =======       =======        ========       ========        ========        ========         ========
       $407,543        $31,046       $40,798        $288,502       $ 69,935        $196,921        $319,058         $176,959
       $  5,854            N/A       $    --        $  5,783       $  6,349        $  3,795        $  3,080         $  7,143
       $ 34,924        $13,197       $    --        $ 15,114       $ 33,796        $ 79,792        $ 12,229              N/A
         40,385          3,023         4,132          29,656          7,060          19,237          30,633           17,498
            581            N/A            --             593            642             369             296              706
          3,459          1,282            --           1,550          3,418           7,791           1,174              N/A
       $  10.09        $ 10.27       $  9.87        $   9.73       $   9.91        $  10.24        $  10.42         $  10.11
       $  10.07            N/A       $  9.87        $   9.75       $   9.90        $  10.27        $  10.41         $  10.11
       $  10.10        $ 10.29       $  9.87        $   9.75       $   9.89        $  10.24        $  10.41              N/A
       $  10.09        $ 10.27       $  9.87        $   9.73       $   9.91        $  10.24        $  10.42         $  10.11
       $  10.33            N/A       $ 10.25        $   9.95       $  10.00        $  10.67        $  10.82         $  10.50
       $  10.10        $ 10.29       $  9.87        $   9.75       $   9.89        $  10.24        $  10.41              N/A
           2.50%           N/A          3.75%           2.00%          1.00%           3.75%           3.75%            3.75%


     Virginia
     Municipal
     Bond Fund
     ---------
      $53,850
      =======
      $55,207
           --
          760
           --
        1,052
           --
            9
      -------
       57,028
      -------
           --
           --
          162
        2,086
           --
           --
           30
            1
            6
            1
            2
      -------
        2,288
      -------
      $54,740
      =======
      $53,118
          (14)
          279
        1,357
      -------
      $54,740
      =======
      $48,027
      $   179
      $ 6,534
        4,641
           17
          629
      $ 10.35
      $ 10.34
      $ 10.40
      $ 10.35
      $ 10.74
      $ 10.40
         3.75%

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC FIXED INCOME FUNDS  For the Periods Indicated

                                                         Florida Tax-Exempt        Georgia Tax-Exempt
                                                             Bond Fund                 Bond Fund              High Income Fund
                                                       ----------------------    ----------------------    ----------------------
                                                       06/01/04-    06/01/03-    06/01/04-    06/01/03-    06/01/04-    06/01/03-
                                                       03/31/05     05/31/04     03/31/05     05/31/04     03/31/05     05/31/04
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Investment Income:
  Dividend Income....................................   $  148      $     94      $   29      $     29      $    79      $    --
  Interest Income....................................    5,194         7,019       3,631         4,715        8,171       16,189
  Security Lending Income............................       --            --          --            --           33           71
                                                        ------      --------      ------      --------      -------      -------
  Total Investment Income............................    5,342         7,113       3,660         4,744        8,283       16,260
                                                        ------      --------      ------      --------      -------      -------
Expenses:
  Investment Advisory Fees...........................      988         1,309         597           778          809        1,444
  Administration, Fund Accounting and Transfer Agent
    Fees.............................................       53           138          32            82           36          124
  Distribution Fees -- A Shares......................       10            12           4             5            3            2
  Distribution and Service Fees -- L Shares..........      133           310          96           163          543          852
  Transfer Agent Shareholder Servicing Fees..........       --             5          --             3           --            5
  Custodian Fees.....................................        6             5           3             3            5            7
  Professional Fees..................................        5             8           3             5            3            8
  Insurance Fees.....................................        3            --           2            --            2           --
  Registration Fees..................................        6             7           5             4            4            7
  Transfer Agent Out of Pocket Expenses..............        7             7           5             4            7            6
  Transfer Agent Fees -- T Shares....................        2            16           2            16            2           16
  Transfer Agent Fees -- A Shares....................        2            14           2            13            2            6
  Transfer Agent Fees -- L Shares....................        3            21           2            16           12           71
  Printing Fees......................................       10             7           4             4            5            6
  Trustees Fees......................................        2             2           1             1            1            2
  Other Expenses.....................................        7             7           3             3            2            4
                                                        ------      --------      ------      --------      -------      -------
  Total Expenses.....................................    1,237         1,868         761         1,100        1,436        2,560
  Less: Investment Advisory Fees Waived..............      (62)          (90)        (38)          (54)        (152)        (271)
  Less: Distribution Fees Waived or Fees
    Reimbursed -- A Shares...........................       (2)          (11)         (2)          (12)          (2)          (5)
  Less: Distribution and Service Fees Waived -- L
    Shares...........................................      (36)         (107)        (26)          (61)        (179)        (364)
  Expense Offset -- Insurance Premiums...............       (2)           --          (1)           --           (1)          --
                                                        ------      --------      ------      --------      -------      -------
  Net Expenses.......................................    1,135         1,660         694           973        1,102        1,920
                                                        ------      --------      ------      --------      -------      -------
  Net Investment Income..............................    4,207         5,453       2,966         3,771        7,181       14,340
                                                        ------      --------      ------      --------      -------      -------
Net Realized and Unrealized Gain (Loss) on
  Investments, Options and Foreign Currency
  Transactions:
  Net Realized Gain (Loss) on Investments Sold,
    Forward Foreign Currency Contracts and Foreign
    Currency Transactions............................     (145)        3,674         104         3,872        5,788        3,353
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Options, Forward
    Foreign Currency Contracts, Foreign Currencies
    and Translation of Other Assets and Liabilities
    in Foreign Currency..............................    1,892       (13,497)      1,978       (10,196)      (1,932)         931
                                                        ------      --------      ------      --------      -------      -------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Foreign Currency
    Transactions.....................................    1,747        (9,823)      2,082        (6,324)       3,856        4,284
                                                        ------      --------      ------      --------      -------      -------
  Change in Net Assets from Operations...............   $5,954      $ (4,370)     $5,048      $ (2,553)     $11,037      $18,624
                                                        ======      ========      ======      ========      =======      =======

Amounts designated as "--" are $0 or have been rounded to $0.

                              Investment Grade          Limited-Term
      Investment Grade           Tax-Exempt           Federal Mortgage       Maryland Municipal
          Bond Fund               Bond Fund            Securities Fund            Bond Fund
    ---------------------   ---------------------   ---------------------   ---------------------
    06/01/04-   06/01/03-   06/01/04-   06/01/03-   06/01/04-   06/01/03-   06/01/04-   06/01/03-
    03/31/05    05/31/04    03/31/05    05/31/04    03/31/05    05/31/04    03/31/05    05/31/04
    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
     $    55    $     55     $  213      $   152     $    --    $     --     $    8      $     8
      20,187      30,358      6,747        7,551      17,565      16,973      1,583        2,236
         346         359         --           --           8          57         --           --
     -------    --------     ------      -------     -------    --------     ------      -------
      20,588      30,772      6,960        7,703      17,573      17,030      1,591        2,244
     -------    --------     ------      -------     -------    --------     ------      -------
       3,714       5,555      1,640        1,819       2,672       3,674        250          356
         175         514         76          168         144         387         13           37
           1          20          1            7           1          15         --            1
         100         143         66           89          14          27
         175         319        155          290         405       1,237        132          253
          13          32          8            6          12          15          3            1
          18          31         10           10          16          23          2            2
           9          --          5           --          10          --          2           --
          13          29          7            7          12          24          2            2
          21          25          9            8          19          19          4            2
           3          16          2           16           2          16          2           16
           6          38          3           20           3          22
           8          52          4           24          12          83          3           20
          41          21         17            8          35          19          2            2
           5           8          2            3           5           6          1            1
          23          13          3            7           1          36          4            1
     -------    --------     ------      -------     -------    --------     ------      -------
       4,325       6,816      2,008        2,482       3,363       5,603        420          694
        (101)       (155)       (67)         (79)       (206)       (281)       (41)         (44)
          (7)        (46)        (4)         (22)         (3)        (18)
         (20)        (84)       (14)         (53)       (153)       (562)        (3)         (25)
          (4)         --         (2)          --          (4)         --         --           --
     -------    --------     ------      -------     -------    --------     ------      -------
       4,193       6,531      1,921        2,328       2,997       4,742        376          625
     -------    --------     ------      -------     -------    --------     ------      -------
      16,395      24,241      5,039        5,375      14,576      12,288      1,215        1,619
     -------    --------     ------      -------     -------    --------     ------      -------
       2,253      16,393      4,146        1,822      (3,135)       (562)       316          500
       9,268     (60,476)      (262)      (8,837)         73     (17,136)       120       (3,073)
     -------    --------     ------      -------     -------    --------     ------      -------
      11,521     (44,083)     3,884       (7,015)     (3,062)    (17,698)       436       (2,573)
     -------    --------     ------      -------     -------    --------     ------      -------
     $27,916    $(19,842)    $8,923      $(1,640)    $11,514    $ (5,410)    $1,651      $  (954)
     =======    ========     ======      =======     =======    ========     ======      =======

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC FIXED INCOME FUNDS  For the Periods Indicated

                                                          North Carolina                                         Short-Term
                                                            Tax-Exempt                 Short-Term              U.S. Treasury
                                                             Bond Fund                 Bond Fund              Securities Fund
                                                      -----------------------    ----------------------    ----------------------
                                                      06/01/04-    01/08/04*-    06/01/04-    06/01/03-    06/01/04-    06/01/03-
                                                      03/31/05      05/31/04     03/31/05     05/31/04     03/31/05     05/31/04
                                                      ---------    ----------    ---------    ---------    ---------    ---------
Investment Income:
  Dividend Income...................................   $   11        $  --        $    51      $    59      $    28      $    32
  Interest Income...................................    1,179          328          7,846       10,238        2,683        4,501
  Security Lending Income...........................       --           --             92           78           --           --
  Less: Foreign Taxes Withheld......................       --           --             --           --           --           --
                                                       ------        -----        -------      -------      -------      -------
  Total Investment Income...........................    1,190          328          7,989       10,375        2,711        4,533
                                                       ------        -----        -------      -------      -------      -------
Expenses:
  Investment Advisory Fees..........................      138           41          1,650        2,163          757        1,426
  Administration, Fund Accounting and Transfer Agent
    Fees............................................       43           14             88          228           42          151
  Distribution Fees -- A Shares.....................       --           --             12           15           14           29
  Distribution and Service Fees -- L Shares.........       --           --            161          299          387          975
  Transfer Agent Shareholder Servicing Fees.........       --           --              1            9           --            6
  Fund Accounting Fees..............................       32           13             --           --           --           --
  Custodian Fees....................................        6            2             10           11            5            5
  Professional Fees.................................       16           10              9           15            4            8
  Insurance Fees....................................        2            1              5           --            3           --
  Registration Fees.................................        5            1             13           11            9            9
  Transfer Agent Out of Pocket Expenses.............       18            6             11           11            7            7
  Transfer Agent Fees -- T Shares...................       --           --              2           16            2           16
  Transfer Agent Fees -- A Shares...................       --           --              2           16            4           23
  Transfer Agent Fees -- L Shares...................       --           --              6           36            9           66
  Printing Fees.....................................        1           --             17           11           12            7
  Trustees Fees.....................................        8            3              2            3            1            2
  Other Expenses....................................        4            2              8           10            6            7
                                                       ------        -----        -------      -------      -------      -------
  Total Expenses....................................      273           93          1,997        2,854        1,262        2,737
  Less: Investment Advisory Fees Waived.............      (21)         (16)          (126)        (157)         (84)        (131)
  Less: Distribution Fees Waived or Fees
    Reimbursed -- A Shares..........................       --           --             (3)         (17)          (4)         (23)
  Less: Distribution and Service Fees Waived -- L
    Shares..........................................       --           --            (70)        (166)        (218)        (626)
  Expense Offset -- Insurance Premiums..............       --           --             (3)          --           (1)          --
                                                       ------        -----        -------      -------      -------      -------
  Net Expenses......................................      252           77          1,795        2,514          955        1,957
                                                       ------        -----        -------      -------      -------      -------
  Net Investment Income.............................      938          251          6,194        7,861        1,756        2,576
                                                       ------        -----        -------      -------      -------      -------
Net Realized and Unrealized Gain (Loss) on
  Investments, Options and Foreign Currency
  Transactions:
  Net Realized Gain (Loss) on Investments Sold,
    Forward Foreign Currency Contracts and Foreign
    Currency Transactions...........................      (12)          --           (168)       1,780         (817)       1,438
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Options, Forward
    Foreign Currency Contracts, Foreign Currencies
    and Translation of Other Assets and Liabilities
    in Foreign Currency.............................      633         (864)        (3,407)      (8,220)        (534)      (4,029)
                                                       ------        -----        -------      -------      -------      -------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Foreign Currency
    Transactions....................................      621         (864)        (3,575)      (6,440)      (1,351)      (2,591)
                                                       ------        -----        -------      -------      -------      -------
  Change in Net Assets from Operations..............   $1,559        $(613)       $ 2,619      $ 1,421      $   405      $   (15)
                                                       ======        =====        =======      =======      =======      =======

* Commencement of operations.

Amounts designated as "--" are $0 or have been rounded to $0.

                               U.S. Government      Virginia Intermediate Municipal    Virginia Municipal
    Strategic Income Fund      Securities Fund                 Bond Fund                    Bond Fund
    ---------------------   ---------------------   -------------------------------   ---------------------
    06/01/04-   06/01/03-   06/01/04-   06/01/03-     06/01/04-        06/01/03-      06/01/04-   06/01/03-
    03/31/05    05/31/04    03/31/05    05/31/04       03/31/05         05/31/04      03/31/05    05/31/04
    ---------   ---------   ---------   ---------   --------------   --------------   ---------   ---------
     $    55     $    --     $   120    $    308        $   16          $    16        $   11      $    11
      10,724      14,267      11,201      11,387         6,212            8,038         1,935        2,523
          35          31          48          93            --               --            --           --
         (16)        (21)         --          --            --               --            --           --
     -------     -------     -------    --------        ------          -------        ------      -------
      10,798      14,277      11,369      11,788         6,228            8,054         1,946        2,534
     -------     -------     -------    --------        ------          -------        ------      -------
       1,649       1,896       2,005       2,322         1,027            1,316           296          388
          66         153          94         215            55              139            16           41
          12           6          19          32            12               15            --           --
         789       1,520         128         289                                           66          137
          --           6           1           8            --                5            --            2
          --          --          --          --            --               --            --           --
          78          59           8          12             5                5             1            1
          10           9          11          13             6                8             2            2
           5          --           6          --             3               --             1           --
          10           6           8          10             6                7             3            2
          15           7          13          11             8                7             3            2
           2          16           2          16             2               16             2           16
           2           5           4          25             2               15             2            2
          13          85           5          39                                            2           17
          21           8          22          10            10                6             2            1
           2           2           3           3             2                2            --            1
           3          16          11          12             7                5             1           --
     -------     -------     -------    --------        ------          -------        ------      -------
       2,677       3,794       2,340       3,017         1,145            1,546           397          612
        (194)       (222)        (83)       (101)           --               --            --           --
          (4)         (6)         (4)        (22)           (8)             (25)           (2)          (2)
        (361)       (760)        (10)        (60)                                          (3)         (22)
          (2)         --          (3)         --            (2)              --            --           --
     -------     -------     -------    --------        ------          -------        ------      -------
       2,116       2,806       2,240       2,834         1,135            1,521           392          588
     -------     -------     -------    --------        ------          -------        ------      -------
       8,682      11,471       9,129       8,954         5,093            6,533         1,554        1,946
     -------     -------     -------    --------        ------          -------        ------      -------
      11,389       2,989        (568)     (1,679)        1,570            1,253           354        1,373
      (2,779)     (6,605)      3,057     (13,732)         (547)          (9,858)          359       (4,048)
     -------     -------     -------    --------        ------          -------        ------      -------
       8,610      (3,616)      2,489     (15,411)        1,023           (8,605)          713       (2,675)
     -------     -------     -------    --------        ------          -------        ------      -------
     $17,292     $ 7,855     $11,618    $ (6,457)       $6,116          $(2,072)       $2,267      $  (729)
     =======     =======     =======    ========        ======          =======        ======      =======

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FIXED INCOME FUNDS  For the Periods Indicated

                                                               Florida Tax-Exempt                     Georgia Tax-Exempt
                                                                    Bond Fund                              Bond Fund
                                                       -----------------------------------    -----------------------------------
                                                       06/01/04-    06/01/03-    06/01/02-    06/01/04-    06/01/03-    06/01/02-
                                                       03/31/05     05/31/04     05/31/03     03/31/05     05/31/04     05/31/03
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Net Investment Income..............................  $  4,207     $  5,453     $  5,725     $  2,966     $  3,771     $  3,908
  Net Realized Gain (Loss) on Investments Sold,
    Forward Foreign Currency Contracts and Foreign
    Currency Transactions............................      (145)       3,674        2,798          104        3,872          551
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Options, Forward
    Foreign Currency Contracts, Foreign Currencies
    and Translation of Other Assets and Liabilities
    in Foreign Currency..............................     1,892      (13,497)       9,086        1,978      (10,196)       5,855
                                                       --------     --------     --------     --------     --------     --------
  Change in Net Assets from Operations...............     5,954       (4,370)      17,609        5,048       (2,553)      10,314
                                                       --------     --------     --------     --------     --------     --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares.........................................    (3,792)      (4,630)      (4,598)      (2,528)      (3,265)      (3,399)
    A Shares.........................................      (150)        (170)        (203)         (70)         (91)         (87)
    L Shares.........................................      (280)        (662)        (920)        (232)        (416)        (421)
  Realized Capital Gains:
    T Shares.........................................    (1,824)      (3,033)        (625)      (2,127)        (694)          --
    A Shares.........................................       (84)        (106)         (26)         (64)         (19)          --
    L Shares.........................................      (178)        (513)        (154)        (255)        (114)          --
                                                       --------     --------     --------     --------     --------     --------
    Total Dividends and Distributions................    (6,308)      (9,114)      (6,526)      (5,276)      (4,599)      (3,907)
                                                       --------     --------     --------     --------     --------     --------
  Change in Net Assets from Capital Transactions.....   (14,593)       8,552       39,055       (4,144)       3,264        3,211
                                                       --------     --------     --------     --------     --------     --------
  Change in Net Assets...............................   (14,947)      (4,932)      50,138       (4,372)      (3,888)       9,618
                                                       --------     --------     --------     --------     --------     --------
Net Assets:
  Beginning of Period................................   190,923      195,855      145,717      114,199      118,087      108,469
                                                       --------     --------     --------     --------     --------     --------
  End of Period......................................  $175,976     $190,923     $195,855     $109,827     $114,199     $118,087
                                                       ========     ========     ========     ========     ========     ========
Undistributed (Distributions in Excess of) Net
  Investment Income, End of Period...................  $    (11)    $      4     $     12     $    138     $      2     $      3
                                                       ========     ========     ========     ========     ========     ========

Amounts designated as "--" are either $0 or have been rounded to $0.

                                            Investment Grade               Investment Grade Tax-Exempt
        High Income Fund                        Bond Fund                           Bond Fund
---------------------------------   ---------------------------------   ---------------------------------
06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$  7,181    $ 14,340    $  8,030    $ 16,395    $  24,241   $  35,672   $  5,039    $  5,375    $  5,201
   5,788       3,353        (988)      2,253       16,393      23,215      4,146       1,822       9,776
  (1,932)        931       3,006       9,268      (60,476)     40,999       (262)     (8,837)      6,674
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
  11,037      18,624      10,048      27,916      (19,842)     99,886      8,923      (1,640)     21,651
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
  (3,412)     (7,786)     (4,271)    (14,908)     (24,510)    (37,781)    (4,663)     (4,556)     (4,282)
     (68)        (64)         --        (657)      (1,058)     (1,060)      (311)       (394)       (441)
  (3,668)     (6,492)     (3,759)       (405)        (857)     (1,273)      (236)       (418)       (476)
  (1,488)         --          --          --           --          --     (3,552)     (4,156)     (6,535)
     (23)         --          --          --           --          --       (280)       (418)       (802)
  (1,711)         --          --          --           --          --       (267)       (595)     (1,092)
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
 (10,370)    (14,342)     (8,030)    (15,970)     (26,425)    (40,114)    (9,309)    (10,537)    (13,628)
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
 (44,278)    (21,037)     87,621      (1,276)    (213,824)   (109,242)    45,649      19,573      37,679
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
 (43,611)    (16,755)     89,639      10,670     (260,091)    (49,470)    45,263       7,396      45,702
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
 148,515     165,270      75,631     633,935      894,026     943,496    247,321     239,925     194,223
--------    --------    --------    --------    ---------   ---------   --------    --------    --------
$104,904    $148,515    $165,270    $644,605    $ 633,935   $ 894,026   $292,584    $247,321    $239,925
========    ========    ========    ========    =========   =========   ========    ========    ========
$     32    $     (1)   $      1    $    881    $       6   $       5   $   (162)   $      9    $      2
========    ========    ========    ========    =========   =========   ========    ========    ========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FIXED INCOME FUNDS  For the Periods Indicated

                                                                  Limited-Term
                                                                Federal Mortgage                      Maryland Municipal
                                                                 Securities Fund                           Bond Fund
                                                       -----------------------------------    -----------------------------------
                                                       06/01/04-    06/01/03-    06/01/02-    06/01/04-    06/01/03-    06/01/02-
                                                       03/31/05     05/31/04     05/31/03     03/31/05     05/31/04     05/31/03
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Net Investment Income..............................  $ 14,576     $ 12,288     $  7,976      $ 1,215     $  1,619      $ 1,928
  Net Realized Gain (Loss) on Investments Sold,
    Forward Foreign Currency Contracts and Foreign
    Currency Transactions............................    (3,135)        (562)       2,377          316          500          832
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Options, Forward
    Foreign Currency Contracts, Foreign Currencies
    and Translation of Other Assets and Liabilities
    in Foreign Currency..............................        73      (17,136)       9,868          120       (3,073)       2,803
                                                       --------     --------     --------      -------     --------      -------
  Change in Net Assets from Operations...............    11,514       (5,410)      20,221        1,651         (954)       5,563
                                                       --------     --------     --------      -------     --------      -------
Dividends and Distributions to Shareholders:
  Net Investment Income:
  T Shares...........................................   (13,707)     (12,201)      (8,520)        (900)        (996)      (1,251)
  A Shares...........................................      (208)        (300)        (245)
  L Shares...........................................    (1,244)      (2,707)      (2,670)        (338)        (620)        (674)
Realized Capital Gains:
  T Shares...........................................        --           --         (267)        (262)        (546)         (41)
  A Shares...........................................        --           --           (9)
  L Shares...........................................        --           --         (111)        (123)        (459)         (30)
                                                       --------     --------     --------      -------     --------      -------
  Total Dividends and Distributions..................   (15,159)     (15,208)     (11,822)      (1,623)      (2,621)      (1,996)
                                                       --------     --------     --------      -------     --------      -------
  Change in Net Assets from Capital Transactions.....   (62,975)      34,962      310,066       (4,417)      (7,850)        (393)
                                                       --------     --------     --------      -------     --------      -------
  Change in Net Assets...............................   (66,620)      14,344      318,465       (4,389)     (11,425)       3,174
                                                       --------     --------     --------      -------     --------      -------
Net Assets:
  Beginning of Period................................   514,941      500,597      182,132       48,632       60,057       56,883
                                                       --------     --------     --------      -------     --------      -------
  End of Period......................................  $448,321     $514,941     $500,597      $44,243     $ 48,632      $60,057
                                                       ========     ========     ========      =======     ========      =======
Undistributed (Distributions in Excess of) Net
  Investment Income, End of Period...................  $  1,404     $      8     $      1      $   (40)    $    (17)     $   (20)
                                                       ========     ========     ========      =======     ========      =======

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

        North Carolina                                                      Short-Term
          Tax-Exempt                    Short-Term                         U.S. Treasury
          Bond Fund                      Bond Fund                        Securities Fund
    ----------------------   ---------------------------------   ---------------------------------
    06/01/04-   01/08/04*-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
    03/31/05     05/31/04    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
    ---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------
     $   938     $   251     $  6,194    $  7,861    $ 11,183    $  1,756    $  2,576    $  4,346
         (12)         --         (168)      1,780      (6,286)       (817)      1,438       2,689
         633        (864)      (3,407)     (8,220)      7,359        (534)     (4,029)      1,929
     -------     -------     --------    --------    --------    --------    --------    --------
       1,559        (613)       2,619       1,421      12,256         405         (15)      8,964
     -------     -------     --------    --------    --------    --------    --------    --------
      (1,006)       (251)      (5,829)     (7,288)    (10,196)     (1,169)     (1,437)     (2,438)
          --          --         (116)       (147)       (148)       (117)       (199)       (191)
          --          --         (303)       (569)       (836)       (471)       (940)     (1,717)
        (124)         --           --          --          --        (749)     (1,216)       (688)
          --          --           --          --          --         (63)       (199)        (62)
          --          --           --          --          --        (391)     (1,134)       (649)
     -------     -------     --------    --------    --------    --------    --------    --------
      (1,130)       (251)      (6,248)     (8,004)    (11,180)     (2,960)     (5,125)     (5,745)
     -------     -------     --------    --------    --------    --------    --------    --------
       7,612      33,621        1,432     (22,822)      1,882     (54,791)    (92,366)     79,089
     -------     -------     --------    --------    --------    --------    --------    --------
       8,041      32,757       (2,197)    (29,405)      2,958     (57,346)    (97,506)     82,308
     -------     -------     --------    --------    --------    --------    --------    --------
      32,757          --      311,596     341,001     338,043     167,426     264,932     182,624
     -------     -------     --------    --------    --------    --------    --------    --------
     $40,798     $32,757     $309,399    $311,596    $341,001    $110,080    $167,426    $264,932
     =======     =======     ========    ========    ========    ========    ========    ========
     $   (64)    $    --     $    165    $     10    $      3    $     (1)   $     --    $     --
     =======     =======     ========    ========    ========    ========    ========    ========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FIXED INCOME FUNDS  For the Periods Indicated

                                                                     Strategic Income Fund
                                                              -----------------------------------
                                                              06/01/04-    06/01/03-    06/01/02-
                                                              03/31/05     05/31/04     05/31/03
                                                              ---------    ---------    ---------
Operations:
  Net Investment Income.....................................  $  8,682     $ 11,471     $  6,980
  Net Realized Gain (Loss) on Investments Sold, Forward
    Foreign Currency Contracts and Foreign Currency
    Transactions............................................    11,389        2,989       (3,307)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments, Options, Forward Foreign Currency
    Contracts, Foreign Currencies and Translation of Other
    Assets and Liabilities in Foreign Currency..............    (2,779)      (6,605)       8,140
                                                              --------     --------     --------
  Change in Net Assets from Operations......................    17,292        7,855       11,813
                                                              --------     --------     --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    T Shares................................................    (4,949)      (3,651)      (3,391)
    A Shares................................................      (150)         (81)          --
    L Shares................................................    (3,275)      (7,336)      (3,676)
  Realized Capital Gains:
    T Shares................................................      (733)        (423)          --
    A Shares................................................       (26)         (19)          --
    L Shares................................................      (535)        (792)          --
                                                              --------     --------     --------
    Total Dividends and Distributions.......................    (9,668)     (12,302)      (7,067)
                                                              --------     --------     --------
  Change in Net Assets from Capital Transactions............    52,917       32,543      103,918
                                                              --------     --------     --------
  Change in Net Assets......................................    60,541       28,096      108,664
                                                              --------     --------     --------
Net Assets:
  Beginning of Period.......................................   219,967      191,871       83,207
                                                              --------     --------     --------
  End of Period.............................................  $280,508     $219,967     $191,871
                                                              ========     ========     ========
Undistributed (Distributions in Excess of) Net Investment
  Income, End of Period.....................................  $  4,052     $ (1,028)    $ (3,788)
                                                              ========     ========     ========

Amounts designated as "--" are either $0 or have been rounded to $0.

             U.S. Government             Virginia Intermediate Municipal           Virginia Municipal
             Securities Fund                        Bond Fund                           Bond Fund
    ---------------------------------   ---------------------------------   ---------------------------------
    06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    $  9,129    $  8,954    $ 10,089    $  5,093    $  6,533    $  7,253     $ 1,554    $  1,946     $ 2,368
        (568)     (1,679)      3,921       1,570       1,253       2,169         354       1,373         896
       3,057     (13,732)      8,184        (547)     (9,858)      7,601         359      (4,048)      2,913
    --------    --------    --------    --------    --------    --------     -------    --------     -------
      11,618      (6,457)     22,194       6,116      (2,072)     17,023       2,267        (729)      6,177
    --------    --------    --------    --------    --------    --------     -------    --------     -------
      (9,141)     (9,197)     (9,284)     (4,860)     (6,203)     (6,987)     (1,394)     (1,596)     (1,962)
        (160)       (243)       (271)       (260)       (324)       (272)         (3)         --          --
        (341)       (696)     (1,246)                                           (172)       (353)       (408)
          --        (922)       (548)     (1,533)     (1,617)     (1,900)       (725)       (996)       (136)
          --         (24)        (13)        (80)        (78)        (69)         (2)         --          --
          --         (92)        (91)                                           (113)       (278)        (40)
    --------    --------    --------    --------    --------    --------     -------    --------     -------
      (9,642)    (11,174)    (11,453)     (6,733)     (8,222)     (9,228)     (2,409)     (3,223)     (2,546)
    --------    --------    --------    --------    --------    --------     -------    --------     -------
       5,917      36,764      87,586      (7,405)    (14,498)     10,458       1,539      (7,763)     (8,587)
    --------    --------    --------    --------    --------    --------     -------    --------     -------
       7,893      19,133      98,327      (8,022)    (24,792)     18,253       1,397     (11,715)     (4,956)
    --------    --------    --------    --------    --------    --------     -------    --------     -------
     326,474     307,341     209,014     192,124     216,916     198,663      53,343      65,058      70,014
    --------    --------    --------    --------    --------    --------     -------    --------     -------
    $334,367    $326,474    $307,341    $184,102    $192,124    $216,916     $54,740    $ 53,343     $65,058
    ========    ========    ========    ========    ========    ========     =======    ========     =======
    $    607    $      1    $      3    $     (8)   $     19    $     13     $   (14)   $      1     $     4
    ========    ========    ========    ========    ========    ========     =======    ========     =======

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                                  Net Realized
                                    Net Asset                    and Unrealized
                                      Value,          Net        Gains (Losses)                  Dividends From    Distributions
                                   Beginning of    Investment    on Investments    Total From    Net Investment    From Realized
                                      Period         Income         Options        Operations        Income        Capital Gains
                                   ------------    ----------    --------------    ----------    --------------    -------------
FLORIDA TAX-EXEMPT BOND FUND
T Shares
  Period Ended March 31, 2005*        $10.93          0.26            0.10            0.36           (0.26)            (0.13)
  Year Ended May 31, 2004             $11.69          0.32(a)        (0.56)(a)       (0.24)          (0.32)            (0.20)
  Year Ended May 31, 2003             $10.95          0.40            0.79            1.19           (0.40)            (0.05)
  Year Ended May 31, 2002             $10.79          0.40            0.22            0.62           (0.40)            (0.06)
  Year Ended May 31, 2001             $10.06          0.44            0.73            1.17           (0.44)               --
  Year Ended May 31, 2000             $10.59          0.44           (0.49)          (0.05)          (0.44)            (0.04)
A Shares
  Period Ended March 31, 2005*        $10.93          0.25            0.11            0.36           (0.25)            (0.13)
  Year Ended May 31, 2004             $11.69          0.30(a)        (0.56)(a)       (0.26)          (0.30)            (0.20)
  Year Ended May 31, 2003             $10.95          0.38            0.79            1.17           (0.38)            (0.05)
  Year Ended May 31, 2002             $10.79          0.38            0.22            0.60           (0.38)            (0.06)
  Year Ended May 31, 2001             $10.07          0.42            0.72            1.14           (0.42)               --
  Year Ended May 31, 2000             $10.60          0.42           (0.49)          (0.07)          (0.42)            (0.04)
L Shares
  Period Ended March 31, 2005*        $10.96          0.19            0.10            0.29           (0.19)            (0.13)
  Year Ended May 31, 2004             $11.71          0.24(a)        (0.55)(a)       (0.31)          (0.24)            (0.20)
  Year Ended May 31, 2003             $10.97          0.32            0.79            1.11           (0.32)            (0.05)
  Year Ended May 31, 2002             $10.81          0.32            0.22            0.54           (0.32)            (0.06)
  Year Ended May 31, 2001             $10.09          0.37            0.72            1.09           (0.37)               --
  Year Ended May 31, 2000             $10.62          0.36           (0.49)          (0.13)          (0.36)            (0.04)
GEORGIA TAX-EXEMPT BOND FUND
T Shares
  Period Ended March 31, 2005*        $10.24          0.28            0.20            0.48           (0.27)            (0.24)
  Year Ended May 31, 2004             $10.89          0.34(a)        (0.58)(a)       (0.24)          (0.34)            (0.07)
  Year Ended May 31, 2003             $10.29          0.38            0.60            0.98           (0.38)               --
  Year Ended May 31, 2002             $10.10          0.39            0.19            0.58           (0.39)               --
  Year Ended May 31, 2001             $ 9.50          0.40            0.60            1.00           (0.40)               --
  Year Ended May 31, 2000             $10.03          0.40           (0.49)          (0.09)          (0.40)            (0.04)
A Shares
  Period Ended March 31, 2005*        $10.25          0.27            0.20            0.47           (0.26)            (0.24)
  Year Ended May 31, 2004             $10.90          0.32(a)        (0.58)(a)       (0.26)          (0.32)            (0.07)
  Year Ended May 31, 2003             $10.31          0.35            0.59            0.94           (0.35)               --
  Year Ended May 31, 2002             $10.12          0.37            0.19            0.56           (0.37)               --
  Year Ended May 31, 2001             $ 9.51          0.38            0.61            0.99           (0.38)               --
  Year Ended May 31, 2000             $10.05          0.38           (0.50)          (0.12)          (0.38)            (0.04)
L Shares
  Period Ended March 31, 2005*        $10.25          0.22            0.20            0.42           (0.21)            (0.24)
  Year Ended May 31, 2004             $10.90          0.27(a)        (0.58)(a)       (0.31)          (0.27)            (0.07)
  Year Ended May 31, 2003             $10.30          0.30            0.60            0.90           (0.30)               --
  Year Ended May 31, 2002             $10.11          0.32            0.19            0.51           (0.32)               --
  Year Ended May 31, 2001             $ 9.51          0.33            0.60            0.93           (0.33)               --
  Year Ended May 31, 2000             $10.04          0.33           (0.49)          (0.16)          (0.33)            (0.04)


                                        Total
                                    Dividends and
                                    Distributions
                                    -------------
FLORIDA TAX-EXEMPT BOND FUND
T Shares
  Period Ended March 31, 2005*          (0.39)
  Year Ended May 31, 2004               (0.52)
  Year Ended May 31, 2003               (0.45)
  Year Ended May 31, 2002               (0.46)
  Year Ended May 31, 2001               (0.44)
  Year Ended May 31, 2000               (0.48)
A Shares
  Period Ended March 31, 2005*          (0.38)
  Year Ended May 31, 2004               (0.50)
  Year Ended May 31, 2003               (0.43)
  Year Ended May 31, 2002               (0.44)
  Year Ended May 31, 2001               (0.42)
  Year Ended May 31, 2000               (0.46)
L Shares
  Period Ended March 31, 2005*          (0.32)
  Year Ended May 31, 2004               (0.44)
  Year Ended May 31, 2003               (0.37)
  Year Ended May 31, 2002               (0.38)
  Year Ended May 31, 2001               (0.37)
  Year Ended May 31, 2000               (0.40)
GEORGIA TAX-EXEMPT BOND FUND
T Shares
  Period Ended March 31, 2005*          (0.51)
  Year Ended May 31, 2004               (0.41)
  Year Ended May 31, 2003               (0.38)
  Year Ended May 31, 2002               (0.39)
  Year Ended May 31, 2001               (0.40)
  Year Ended May 31, 2000               (0.44)
A Shares
  Period Ended March 31, 2005*          (0.50)
  Year Ended May 31, 2004               (0.39)
  Year Ended May 31, 2003               (0.35)
  Year Ended May 31, 2002               (0.37)
  Year Ended May 31, 2001               (0.38)
  Year Ended May 31, 2000               (0.42)
L Shares
  Period Ended March 31, 2005*          (0.45)
  Year Ended May 31, 2004               (0.34)
  Year Ended May 31, 2003               (0.30)
  Year Ended May 31, 2002               (0.32)
  Year Ended May 31, 2001               (0.33)
  Year Ended May 31, 2000               (0.37)

                                                                                    Ratio of Expenses to
                                                                                     Average Net Assets
Net Assets             Net Assets,        Ratio of Net           Ratio of Net        (Excluding Waivers,    Portfolio
Value, End    Total       End of          Expenses to        Investment Income to    Reimbursements and     Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
  $10.90       3.31%     $157,500             0.67%                  2.84%                  0.71%               66%
  $10.93      (2.07)%    $165,065             0.71%                  2.82%                  0.75%               56%
  $11.69      11.13%     $147,423             0.71%                  3.54%                  0.75%               62%
  $10.95       5.88%     $120,885             0.71%                  3.65%                  0.76%               91%
  $10.79      11.84%     $107,867             0.71%                  4.19%                  0.76%               59%
  $10.06      (0.48)%    $ 93,040             0.67%                  4.25%                  0.78%               88%
  $10.91       3.24%     $  6,129             0.86%                  2.65%                  0.94%               66%
  $10.93      (2.28)%    $  5,906             0.92%                  2.62%                  1.13%               56%
  $11.69      10.89%     $  8,191             0.92%                  3.29%                  1.13%               62%
  $10.95       5.66%     $  2,935             0.92%                  3.44%                  1.37%               91%
  $10.79      11.50%     $  2,747             0.91%                  4.00%                  1.38%               59%
  $10.07      (0.68)%    $  2,875             0.87%                  4.05%                  1.36%               88%
  $10.93       2.66%     $ 12,347             1.42%                  2.09%                  1.73%               66%
  $10.96      (2.68)%    $ 19,952             1.42%                  2.14%                  1.81%               56%
  $11.71      10.32%     $ 40,241             1.42%                  2.81%                  1.80%               62%
  $10.97       5.15%     $ 21,897             1.42%                  2.93%                  1.84%               91%
  $10.81      10.95%     $ 12,806             1.41%                  3.49%                  1.89%               59%
  $10.09      (1.17)%    $  9,791             1.37%                  3.54%                  1.89%               88%
  $10.21       4.73%     $ 96,503             0.67%                  3.31%                  0.71%               52%
  $10.24      (2.18)%    $ 98,113             0.71%                  3.26%                  0.76%              100%
  $10.89       9.64%     $ 98,866             0.71%                  3.55%                  0.76%               17%
  $10.29       5.81%     $ 91,356             0.71%                  3.79%                  0.76%               23%
  $10.10      10.67%     $ 85,880             0.71%                  4.03%                  0.77%               21%
  $ 9.50      (0.90)%    $ 81,160             0.67%                  4.13%                  0.77%               19%
  $10.22       4.57%     $  2,660             0.86%                  3.12%                  0.99%               52%
  $10.25      (2.39)%    $  2,735             0.92%                  3.06%                  1.36%              100%
  $10.90       9.29%     $  2,630             0.92%                  3.34%                  1.41%               17%
  $10.31       5.58%     $  2,844             0.92%                  3.58%                  1.36%               23%
  $10.12      10.56%     $  2,901             0.91%                  3.83%                  1.42%               21%
  $ 9.51      (1.26)%    $  2,458             0.87%                  3.93%                  1.40%               19%
  $10.22       4.09%     $ 10,664             1.42%                  2.56%                  1.73%               52%
  $10.25      (2.87)%    $ 13,351             1.42%                  2.55%                  1.84%              100%
  $10.90       8.86%     $ 16,591             1.42%                  2.84%                  1.84%               17%
  $10.30       5.07%     $ 14,269             1.42%                  3.08%                  1.84%               23%
  $10.11       9.92%     $ 14,079             1.41%                  3.33%                  1.89%               21%
  $ 9.51      (1.59)%    $  8,827             1.37%                  3.43%                  1.95%               19%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                                 Net Realized
                                   Net Asset                    and Unrealized
                                     Value,          Net        Gains (Losses)                  Dividends From    Distributions
                                  Beginning of    Investment    on Investments    Total From    Net Investment    From Realized
                                     Period         Income         Options        Operations        Income        Capital Gains
                                  ------------    ----------    --------------    ----------    --------------    -------------
HIGH INCOME FUND
T Shares
  Period Ended March 31, 2005*       $ 7.38          0.46            0.21            0.67           (0.46)            (0.21)
  Year Ended May 31, 2004            $ 7.16          0.62(a)         0.22(a)         0.84           (0.62)               --
  Year Ended May 31, 2003            $ 7.25          0.61           (0.09)           0.52           (0.61)               --
  Period Ended May 31, 2002(b)       $ 7.37          0.39           (0.12)           0.27           (0.39)               --
A Shares
  Period Ended March 31, 2005*       $ 7.38          0.44            0.22            0.66           (0.44)            (0.21)
  Period Ended May 31, 2004(c)       $ 7.39          0.35(a)        (0.01)(a)        0.34           (0.35)               --
L Shares
  Period Ended March 31, 2005*       $ 7.38          0.42            0.21            0.63           (0.42)            (0.21)
  Year Ended May 31, 2004            $ 7.16          0.57(a)         0.22(a)         0.79           (0.57)               --
  Year Ended May 31, 2003            $ 7.25          0.57           (0.09)           0.48           (0.57)               --
  Year Ended May 31, 2002            $ 7.69          0.55           (0.44)           0.11           (0.55)               --
  Year Ended May 31, 2001            $ 7.88          0.55           (0.19)           0.36           (0.55)               --
  Period Ended May 31, 2000(d)       $ 7.98          0.09           (0.10)          (0.01)          (0.09)               --
  Year Ended March 31, 2000          $ 9.77          0.87           (1.85)          (0.98)          (0.81)               --
INVESTMENT GRADE BOND FUND
T Shares
  Period Ended March 31, 2005*       $10.31          0.29            0.19            0.48           (0.28)               --
  Year Ended May 31, 2004            $10.94          0.35(a)        (0.60)(a)       (0.25)          (0.38)               --
  Year Ended May 31, 2003            $10.24          0.40            0.76            1.16           (0.46)               --
  Year Ended May 31, 2002            $10.23          0.51            0.01            0.52           (0.51)               --
  Year Ended May 31, 2001            $ 9.58          0.61            0.65            1.26           (0.61)               --
  Year Ended May 31, 2000            $10.36          0.61           (0.78)          (0.17)          (0.61)               --
A Shares
  Period Ended March 31, 2005*       $10.31          0.26            0.18            0.44           (0.25)               --
  Year Ended May 31, 2004            $10.94          0.31(a)        (0.60)(a)       (0.29)          (0.34)               --
  Year Ended May 31, 2003            $10.24          0.38            0.74            1.12           (0.42)               --
  Year Ended May 31, 2002            $10.23          0.48            0.01            0.49           (0.48)               --
  Year Ended May 31, 2001            $ 9.58          0.57            0.65            1.22           (0.57)               --
  Year Ended May 31, 2000            $10.36          0.57           (0.78)          (0.21)          (0.57)               --
L Shares
  Period Ended March 31, 2005*       $10.31          0.21            0.19            0.40           (0.20)               --
  Year Ended May 31, 2004            $10.95          0.25(a)        (0.60)(a)       (0.35)          (0.29)               --
  Year Ended May 31, 2003            $10.25          0.31            0.76            1.07           (0.37)               --
  Year Ended May 31, 2002            $10.24          0.42            0.01            0.43           (0.42)               --
  Year Ended May 31, 2001            $ 9.59          0.53            0.65            1.18           (0.53)               --
  Year Ended May 31, 2000            $10.37          0.52           (0.78)          (0.26)          (0.52)               --


                                       Total
                                   Dividends and
                                   Distributions
                                   -------------
HIGH INCOME FUND
T Shares
  Period Ended March 31, 2005*         (0.67)
  Year Ended May 31, 2004              (0.62)
  Year Ended May 31, 2003              (0.61)
  Period Ended May 31, 2002(b)         (0.39)
A Shares
  Period Ended March 31, 2005*         (0.65)
  Period Ended May 31, 2004(c)         (0.35)
L Shares
  Period Ended March 31, 2005*         (0.63)
  Year Ended May 31, 2004              (0.57)
  Year Ended May 31, 2003              (0.57)
  Year Ended May 31, 2002              (0.55)
  Year Ended May 31, 2001              (0.55)
  Period Ended May 31, 2000(d)         (0.09)
  Year Ended March 31, 2000            (0.81)
INVESTMENT GRADE BOND FUND
T Shares
  Period Ended March 31, 2005*         (0.28)
  Year Ended May 31, 2004              (0.38)
  Year Ended May 31, 2003              (0.46)
  Year Ended May 31, 2002              (0.51)
  Year Ended May 31, 2001              (0.61)
  Year Ended May 31, 2000              (0.61)
A Shares
  Period Ended March 31, 2005*         (0.25)
  Year Ended May 31, 2004              (0.34)
  Year Ended May 31, 2003              (0.42)
  Year Ended May 31, 2002              (0.48)
  Year Ended May 31, 2001              (0.57)
  Year Ended May 31, 2000              (0.57)
L Shares
  Period Ended March 31, 2005*         (0.20)
  Year Ended May 31, 2004              (0.29)
  Year Ended May 31, 2003              (0.37)
  Year Ended May 31, 2002              (0.42)
  Year Ended May 31, 2001              (0.53)
  Year Ended May 31, 2000              (0.52)

                                                                                        Ratio of Expenses to
                                                                     Ratio of Net        Average Net Assets
    Net Assets             Net Assets,        Ratio of Net            Investment         (Excluding Waivers,    Portfolio
    Value, End    Total       End of          Expenses to             Income to          Reimbursements and     Turnover
    of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
    ----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
      $ 7.38       9.31%     $ 51,318            0.73%                  7.47%                   0.87%             191%
      $ 7.38      11.94%     $ 71,314            0.76%                  8.27%                   0.91%              49%
      $ 7.16       8.19%     $100,852            0.78%                  8.95%                   0.93%              20%
      $ 7.25       3.70%     $ 28,767            0.82%                  8.27%                   0.97%              59%
      $ 7.39       9.17%     $    739            1.03%                  7.34%                   1.39%             191%
      $ 7.38       4.61%     $  1,508            1.10%                  7.80%                   1.88%              49%
      $ 7.38       8.69%     $ 52,847            1.40%                  6.78%                   1.88%             191%
      $ 7.38      11.23%     $ 75,693            1.40%                  7.62%                   1.98%              49%
      $ 7.16       7.52%     $ 64,418            1.40%                  8.43%                   2.00%              20%
      $ 7.25       1.46%     $ 46,864            1.40%                  7.35%                   2.02%              59%
      $ 7.69       4.74%     $ 19,875            1.40%                  6.88%                   2.13%              10%
      $ 7.88      (0.13)%    $  3,075            1.40%                  6.57%                   2.83%              --%
      $ 7.98     (10.84)%    $  2,032            1.73%                  8.94%                   2.95%              24%
      $10.51       4.71%     $602,995            0.78%                  3.31%                   0.80%             268%
      $10.31      (2.31)%    $578,345            0.82%                  3.29%                   0.84%             119%
      $10.94      11.61%     $821,342            0.81%                  3.92%                   0.83%             137%
      $10.24       5.18%     $886,471            0.81%                  4.81%                   0.83%             123%
      $10.23      13.55%     $860,073            0.81%                  6.17%                   0.84%             131%
      $ 9.58      (1.76)%    $998,596            0.77%                  6.05%                   0.84%             202%
      $10.50       4.24%     $ 23,687            1.21%                  2.90%                   1.26%             268%
      $10.31      (2.70)%    $ 31,263            1.22%                  2.90%                   1.38%             119%
      $10.94      11.16%     $ 34,874            1.22%                  3.45%                   1.38%             137%
      $10.24       4.81%     $ 20,825            1.22%                  4.40%                   1.40%             123%
      $10.23      13.09%     $ 21,244            1.21%                  5.77%                   1.42%             131%
      $ 9.58      (2.17)%    $ 22,553            1.17%                  5.60%                   1.37%             202%
      $10.51       3.90%     $ 17,923            1.71%                  2.39%                   1.84%             268%
      $10.31      (3.27)%    $ 24,327            1.71%                  2.40%                   2.00%             119%
      $10.95      10.61%     $ 37,810            1.71%                  3.01%                   1.97%             137%
      $10.25       4.27%     $ 36,200            1.71%                  3.90%                   1.96%             123%
      $10.24      12.54%     $ 25,791            1.70%                  5.24%                   1.99%             131%
      $ 9.59      (2.63)%    $ 20,056            1.66%                  5.14%                   1.99%             202%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                              Net Realized
                                Net Asset                    and Unrealized
                                  Value,          Net        Gains (Losses)                  Dividends From      Distributions
                               Beginning of    Investment    on Investments    Total From    Net Investment      From Realized
                                  Period         Income         Options        Operations        Income          Capital Gains
                               ------------    ----------    --------------    ----------    --------------    ------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
T Shares
  Period Ended March 31, 2005*    $11.44          0.23            0.20            0.43           (0.24)              (0.18)
  Year Ended May 31, 2004         $12.01          0.27(a)        (0.32)(a)       (0.05)          (0.27)              (0.25)
  Year Ended May 31, 2003         $11.57          0.30            0.90            1.20           (0.30)              (0.46)
  Year Ended May 31, 2002         $11.38          0.34            0.46            0.80           (0.34)              (0.27)
  Year Ended May 31, 2001         $10.67          0.44            0.71            1.15           (0.44)                 --
  Year Ended May 31, 2000         $11.10          0.43           (0.29)           0.14           (0.43)              (0.14)
A Shares
  Period Ended March 31, 2005*    $11.46          0.19            0.19            0.38           (0.20)              (0.18)
  Year Ended May 31, 2004         $12.03          0.23(a)        (0.33)(a)       (0.10)          (0.22)              (0.25)
  Year Ended May 31, 2003         $11.58          0.25            0.91            1.16           (0.25)              (0.46)
  Year Ended May 31, 2002         $11.39          0.29            0.46            0.75           (0.29)              (0.27)
  Year Ended May 31, 2001         $10.68          0.40            0.71            1.11           (0.40)                 --
  Year Ended May 31, 2000         $11.12          0.39           (0.30)           0.09           (0.39)              (0.14)
L Shares
  Period Ended March 31, 2005*    $11.44          0.14            0.19            0.33           (0.15)              (0.18)
  Year Ended May 31, 2004         $12.01          0.17(a)        (0.32)(a)       (0.15)          (0.17)              (0.25)
  Year Ended May 31, 2003         $11.57          0.20            0.90            1.10           (0.20)              (0.46)
  Year Ended May 31, 2002         $11.38          0.24            0.46            0.70           (0.24)              (0.27)
  Year Ended May 31, 2001         $10.67          0.34            0.71            1.05           (0.34)                 --
  Year Ended May 31, 2000         $11.10          0.34           (0.29)           0.05           (0.34)              (0.14)
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
T Shares
  Period Ended March 31, 2005*    $10.18          0.31           (0.08)           0.23           (0.32)                 --
  Year Ended May 31, 2004         $10.59          0.24(a)        (0.36)(a)       (0.12)          (0.29)                 --
  Year Ended May 31, 2003         $10.31          0.29(a)         0.42(a)         0.71           (0.42)              (0.01)
  Year Ended May 31, 2002         $10.01          0.43            0.32            0.75           (0.43)              (0.02)
  Year Ended May 31, 2001         $ 9.62          0.55            0.39            0.94           (0.55)                 --
  Year Ended May 31, 2000         $ 9.94          0.55           (0.32)           0.23           (0.55)                 --
A Shares
  Period Ended March 31, 2005*    $10.16          0.29           (0.08)           0.21           (0.30)                 --
  Year Ended May 31, 2004         $10.57          0.21(a)        (0.35)(a)       (0.14)          (0.27)                 --
  Year Ended May 31, 2003         $10.29          0.24(a)         0.44(a)         0.68           (0.39)              (0.01)
  Year Ended May 31, 2002         $10.00          0.40            0.31            0.71           (0.40)              (0.02)
  Year Ended May 31, 2001         $ 9.60          0.53            0.40            0.93           (0.53)                 --
  Year Ended May 31, 2000         $ 9.93          0.52           (0.33)           0.19           (0.52)                 --
L Shares
  Period Ended March 31, 2005*    $10.18          0.25           (0.07)           0.18           (0.26)                 --
  Year Ended May 31, 2004         $10.59          0.17(a)        (0.35)(a)       (0.18)          (0.23)                 --
  Year Ended May 31, 2003         $10.31          0.21(a)         0.43(a)         0.64           (0.35)              (0.01)
  Year Ended May 31, 2002         $10.02          0.37            0.31            0.68           (0.37)              (0.02)
  Year Ended May 31, 2001         $ 9.62          0.50            0.40            0.90           (0.50)                 --
  Year Ended May 31, 2000         $ 9.94          0.49           (0.32)           0.17           (0.49)                 --


                                    Total
                                Dividends and
                                Distributions
                                -------------
INVESTMENT GRADE TAX-EXEMPT BO
T Shares
  Period Ended March 31, 2005*      (0.42)
  Year Ended May 31, 2004           (0.52)
  Year Ended May 31, 2003           (0.76)
  Year Ended May 31, 2002           (0.61)
  Year Ended May 31, 2001           (0.44)
  Year Ended May 31, 2000           (0.57)
A Shares
  Period Ended March 31, 2005*      (0.38)
  Year Ended May 31, 2004           (0.47)
  Year Ended May 31, 2003           (0.71)
  Year Ended May 31, 2002           (0.56)
  Year Ended May 31, 2001           (0.40)
  Year Ended May 31, 2000           (0.53)
L Shares
  Period Ended March 31, 2005*      (0.33)
  Year Ended May 31, 2004           (0.42)
  Year Ended May 31, 2003           (0.66)
  Year Ended May 31, 2002           (0.51)
  Year Ended May 31, 2001           (0.34)
  Year Ended May 31, 2000           (0.48)
LIMITED-TERM FEDERAL MORTGAGE
T Shares
  Period Ended March 31, 2005*      (0.32)
  Year Ended May 31, 2004           (0.29)
  Year Ended May 31, 2003           (0.43)
  Year Ended May 31, 2002           (0.45)
  Year Ended May 31, 2001           (0.55)
  Year Ended May 31, 2000           (0.55)
A Shares
  Period Ended March 31, 2005*      (0.30)
  Year Ended May 31, 2004           (0.27)
  Year Ended May 31, 2003           (0.40)
  Year Ended May 31, 2002           (0.42)
  Year Ended May 31, 2001           (0.53)
  Year Ended May 31, 2000           (0.52)
L Shares
  Period Ended March 31, 2005*      (0.26)
  Year Ended May 31, 2004           (0.23)
  Year Ended May 31, 2003           (0.36)
  Year Ended May 31, 2002           (0.39)
  Year Ended May 31, 2001           (0.50)
  Year Ended May 31, 2000           (0.49)

                                                                                    Ratio of Expenses to
                                                                 Ratio of Net        Average Net Assets
Net Assets             Net Assets,        Ratio of Net            Investment         (Excluding Waivers,    Portfolio
Value, End    Total       End of          Expenses to             Income to          Reimbursements and     Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
  $11.45       3.74%     $259,542             0.77%                  2.36%                  0.80%              178%
  $11.44      (0.45)%    $205,266             0.81%                  2.33%                  0.84%              242%
  $12.01      10.80%     $185,485             0.81%                  2.57%                  0.84%              329%
  $11.57       7.15%     $149,200             0.81%                  2.93%                  0.84%              311%
  $11.38      10.93%     $134,139             0.81%                  3.93%                  0.85%              285%
  $10.67       1.41%     $117,384             0.77%                  3.98%                  0.83%              226%
  $11.46       3.28%     $ 17,430             1.20%                  1.93%                  1.26%              178%
  $11.46      (0.85)%    $ 19,086             1.22%                  1.92%                  1.36%              242%
  $12.03      10.42%     $ 21,756             1.22%                  2.16%                  1.36%              329%
  $11.58       6.71%     $ 20,436             1.22%                  2.51%                  1.36%              311%
  $11.39      10.48%     $ 18,601             1.21%                  3.54%                  1.37%              285%
  $10.68       0.90%     $ 19,443             1.17%                  3.59%                  1.33%              226%
  $11.44       2.86%     $ 15,612             1.70%                  1.43%                  1.82%              178%
  $11.44      (1.33)%    $ 22,969             1.70%                  1.45%                  1.92%              242%
  $12.01       9.82%     $ 32,684             1.70%                  1.68%                  1.91%              329%
  $11.57       6.21%     $ 24,587             1.70%                  2.03%                  1.92%              311%
  $11.38       9.97%     $ 20,010             1.69%                  3.04%                  1.96%              285%
  $10.67       0.52%     $ 14,678             1.65%                  3.11%                  1.95%              226%
  $10.09       2.26%     $407,543             0.66%                  3.60%                  0.71%               41%
  $10.18      (1.10)%    $435,446             0.70%                  2.32%                  0.75%              146%
  $10.59       6.99%     $320,718             0.70%                  2.79%                  0.75%              117%
  $10.31       7.53%     $164,624             0.70%                  3.72%                  0.75%              410%
  $10.01      10.02%     $107,674             0.70%                  5.62%                  0.76%              532%
  $ 9.62       2.33%     $125,355             0.67%                  5.60%                  0.79%              384%
  $10.07       2.07%     $  5,854             0.90%                  3.47%                  1.00%               41%
  $10.16      (1.36)%    $  9,495             0.96%                  2.06%                  1.17%              146%
  $10.57       6.72%     $ 13,668             0.96%                  2.33%                  1.20%              117%
  $10.29       7.16%     $  1,578             0.96%                  3.50%                  2.06%              410%
  $10.00       9.84%     $    849             0.95%                  5.39%                  2.28%              532%
  $ 9.60       1.93%     $  1,194             0.92%                  5.31%                  1.09%              384%
  $10.10       1.81%     $ 34,924             1.31%                  3.04%                  1.74%               41%
  $10.18      (1.71)%    $ 70,000             1.31%                  1.68%                  1.82%              146%
  $10.59       6.33%     $166,211             1.31%                  1.97%                  1.80%              117%
  $10.31       6.83%     $ 15,930             1.31%                  2.88%                  1.98%              410%
  $10.02       9.50%     $  3,452             1.30%                  4.99%                  2.60%              532%
  $ 9.62       1.71%     $  1,706             1.27%                  4.97%                  2.38%              384%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                                 Net Realized
                                   Net Asset                    and Unrealized
                                     Value,          Net        Gains (Losses)                  Dividends From    Distributions
                                  Beginning of    Investment    on Investments    Total From    Net Investment    From Realized
                                     Period         Income         Options        Operations        Income        Capital Gains
                                  ------------    ----------    --------------    ----------    --------------    -------------
MARYLAND MUNICIPAL BOND FUND
T Shares
  Period Ended March 31, 2005*       $10.27          0.30            0.10            0.40           (0.31)            (0.09)
  Year Ended May 31, 2004            $10.94          0.36(a)        (0.47)(a)       (0.11)          (0.36)            (0.20)
  Year Ended May 31, 2003            $10.32          0.37            0.63            1.00           (0.37)            (0.01)
  Year Ended May 31, 2002            $10.12          0.38            0.20            0.58           (0.38)               --
  Year Ended May 31, 2001            $ 9.46          0.42            0.66            1.08           (0.42)               --
  Year Ended May 31, 2000            $10.06          0.42           (0.60)          (0.18)          (0.42)               --
L Shares
  Period Ended March 31, 2005*       $10.29          0.21            0.10            0.31           (0.22)            (0.09)
  Year Ended May 31, 2004            $10.96          0.26(a)        (0.47)(a)       (0.21)          (0.26)            (0.20)
  Year Ended May 31, 2003            $10.34          0.27            0.63            0.90           (0.27)            (0.01)
  Year Ended May 31, 2002            $10.14          0.29            0.20            0.49           (0.29)               --
  Year Ended May 31, 2001            $ 9.48          0.33            0.66            0.99           (0.33)               --
  Year Ended May 31, 2000            $10.08          0.33           (0.60)          (0.27)          (0.33)               --
NORTH CAROLINA TAX-EXEMPT BOND FUND
T Shares
  Period Ended March 31, 2005        $ 9.76          0.25            0.14            0.39           (0.25)            (0.03)
  Period Ended May 31, 2004 (e)      $10.00          0.09           (0.24)          (0.15)          (0.09)               --
A Shares
  Period Ended March 31, 2005 (f)    $ 9.97          0.01           (0.10)          (0.09)          (0.01)               --
L Shares
  Period Ended March 31, 2005 (f)    $ 9.97          0.01           (0.10)          (0.09)          (0.01)               --
SHORT-TERM BOND FUND
T Shares
  Period Ended March 31, 2005*       $ 9.84          0.20           (0.11)           0.09           (0.20)               --
  Year Ended May 31, 2004            $10.04          0.24(a)        (0.19)(a)        0.05           (0.25)               --
  Year Ended May 31, 2003            $10.01          0.33            0.03            0.36           (0.33)               --
  Year Ended May 31, 2002            $10.04          0.46           (0.03)           0.43           (0.46)               --
  Year Ended May 31, 2001            $ 9.65          0.56            0.39            0.95           (0.56)               --
  Year Ended May 31, 2000            $ 9.91          0.53           (0.25)           0.28           (0.53)            (0.01)
A Shares
  Period Ended March 31, 2005*       $ 9.87          0.19           (0.12)           0.07           (0.19)               --
  Year Ended May 31, 2004            $10.07          0.22(a)        (0.20)(a)        0.02           (0.22)               --
  Year Ended May 31, 2003            $10.04          0.31            0.03            0.34           (0.31)               --
  Year Ended May 31, 2002            $10.06          0.44           (0.02)           0.42           (0.44)               --
  Year Ended May 31, 2001            $ 9.67          0.54            0.39            0.93           (0.54)               --
  Year Ended May 31, 2000            $ 9.93          0.51           (0.25)           0.26           (0.51)            (0.01)
L Shares
  Period Ended March 31, 2005*       $ 9.86          0.16           (0.11)           0.05           (0.16)               --
  Year Ended May 31, 2004            $10.06          0.19(a)        (0.20)(a)       (0.01)          (0.19)               --
  Year Ended May 31, 2003            $10.03          0.28            0.03            0.31           (0.28)               --
  Year Ended May 31, 2002            $10.06          0.40           (0.03)           0.37           (0.40)               --
  Year Ended May 31, 2001            $ 9.67          0.52            0.39            0.91           (0.52)               --
  Year Ended May 31, 2000            $ 9.93          0.48           (0.25)           0.23           (0.48)            (0.01)


                                       Total
                                   Dividends and
                                   Distributions
                                   -------------
MARYLAND MUNICIPAL BOND FUND
T Shares
  Period Ended March 31, 2005*         (0.40)
  Year Ended May 31, 2004              (0.56)
  Year Ended May 31, 2003              (0.38)
  Year Ended May 31, 2002              (0.38)
  Year Ended May 31, 2001              (0.42)
  Year Ended May 31, 2000              (0.42)
L Shares
  Period Ended March 31, 2005*         (0.31)
  Year Ended May 31, 2004              (0.46)
  Year Ended May 31, 2003              (0.28)
  Year Ended May 31, 2002              (0.29)
  Year Ended May 31, 2001              (0.33)
  Year Ended May 31, 2000              (0.33)
NORTH CAROLINA TAX-EXEMPT BOND FU
T Shares
  Period Ended March 31, 2005          (0.28)
  Period Ended May 31, 2004 (e)        (0.09)
A Shares
  Period Ended March 31, 2005 (f)      (0.01)
L Shares
  Period Ended March 31, 2005 (f)      (0.01)
SHORT-TERM BOND FUND
T Shares
  Period Ended March 31, 2005*         (0.20)
  Year Ended May 31, 2004              (0.25)
  Year Ended May 31, 2003              (0.33)
  Year Ended May 31, 2002              (0.46)
  Year Ended May 31, 2001              (0.56)
  Year Ended May 31, 2000              (0.54)
A Shares
  Period Ended March 31, 2005*         (0.19)
  Year Ended May 31, 2004              (0.22)
  Year Ended May 31, 2003              (0.31)
  Year Ended May 31, 2002              (0.44)
  Year Ended May 31, 2001              (0.54)
  Year Ended May 31, 2000              (0.52)
L Shares
  Period Ended March 31, 2005*         (0.16)
  Year Ended May 31, 2004              (0.19)
  Year Ended May 31, 2003              (0.28)
  Year Ended May 31, 2002              (0.40)
  Year Ended May 31, 2001              (0.52)
  Year Ended May 31, 2000              (0.49)

                                                                                        Ratio of Expenses to
                                                                     Ratio of Net        Average Net Assets
    Net Assets             Net Assets,        Ratio of Net            Investment         (Excluding Waivers,    Portfolio
    Value, End    Total       End of          Expenses to             Income to          Reimbursements and     Turnover
    of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
    ----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
      $10.27       3.87%     $ 31,046             0.64%                  3.49%                  0.72%               30%
      $10.27      (1.06)%    $ 29,735             0.72%                  3.39%                  0.80%               15%
      $10.94       9.85%     $ 30,501             0.70%                  3.47%                  0.78%               31%
      $10.32       5.80%     $ 33,668             0.71%                  3.69%                  0.79%               45%
      $10.12      11.59%     $ 26,526             0.72%                  4.16%                  0.82%               42%
      $ 9.46      (1.78)%    $ 26,176             0.68%                  4.24%                  0.80%               14%
      $10.29       3.03%     $ 13,197             1.63%                  2.50%                  1.74%               30%
      $10.29      (1.97)%    $ 18,897             1.64%                  2.46%                  1.82%               15%
      $10.96       8.81%     $ 29,556             1.64%                  2.52%                  1.81%               31%
      $10.34       4.84%     $ 23,215             1.64%                  2.75%                  1.83%               45%
      $10.14      10.59%     $ 12,090             1.63%                  3.24%                  1.97%               42%
      $ 9.48      (2.66)%    $  6,212             1.59%                  3.34%                  1.95%               14%
      $ 9.87       3.97%     $ 40,798             0.75%                  2.78%                  0.82%               32%
      $ 9.76      (1.52)%    $ 32,757             0.75%                  2.45%                  2.30%               20%
      $ 9.87      (0.89)%    $     --               --%                  3.84%                    --%               32%
      $ 9.87      (0.90)%    $     --               --%                  3.70%                    --%               32%
      $ 9.73       0.96%     $288,502             0.66%                  2.48%                  0.71%               64%
      $ 9.84       0.45%     $282,188             0.70%                  2.42%                  0.75%               66%
      $10.04       3.70%     $302,708             0.70%                  3.34%                  0.75%               89%
      $10.01       4.29%     $305,884             0.70%                  4.48%                  0.75%              142%
      $10.04      10.13%     $215,458             0.70%                  5.71%                  0.76%               87%
      $ 9.65       2.87%     $180,402             0.67%                  5.40%                  0.76%               70%
      $ 9.75       0.67%     $  5,783             0.89%                  2.26%                  1.00%               64%
      $ 9.87       0.24%     $  5,880             0.91%                  2.21%                  1.21%               66%
      $10.07       3.47%     $  5,685             0.91%                  3.09%                  1.28%               89%
      $10.04       4.19%     $  5,767             0.91%                  4.28%                  1.26%              142%
      $10.06       9.90%     $  4,176             0.90%                  5.47%                  1.71%               87%
      $ 9.67       2.67%     $  1,446             0.87%                  5.20%                  1.75%               70%
      $ 9.75       0.46%     $ 15,114             1.26%                  1.88%                  1.74%               64%
      $ 9.86      (0.11)%    $ 23,528             1.26%                  1.87%                  1.87%               66%
      $10.06       3.11%     $ 32,608             1.26%                  2.74%                  1.85%               89%
      $10.03       3.75%     $ 26,392             1.26%                  3.89%                  1.87%              142%
      $10.06       9.60%     $ 10,682             1.25%                  5.09%                  2.17%               87%
      $ 9.67       2.31%     $  2,065             1.22%                  4.85%                  2.41%               70%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                               Net Realized
                                 Net Asset                    and Unrealized
                                   Value,          Net        Gains (Losses)                   Dividends From      Distributions
                                Beginning of    Investment    on Investments    Total From     Net Investment      From Realized
                                   Period         Income         Options        Operations         Income          Capital Gains
                                ------------    ----------    --------------    ----------    -----------------    -------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
T Shares
  Period Ended March 31, 2005*     $10.11          0.14           (0.11)           0.03             (0.14)             (0.09)
  Year Ended May 31, 2004          $10.36          0.14(a)        (0.13)(a)        0.01             (0.14)             (0.12)
  Year Ended May 31, 2003          $10.20          0.22            0.22            0.44             (0.22)             (0.06)
  Year Ended May 31, 2002          $10.13          0.37            0.10            0.47             (0.37)             (0.03)
  Year Ended May 31, 2001          $ 9.85          0.49            0.28            0.77             (0.49)                --
  Year Ended May 31, 2000          $ 9.95          0.46           (0.10)           0.36             (0.46)                --
A Shares
  Period Ended March 31, 2005*     $10.10          0.13           (0.11)           0.02             (0.13)             (0.09)
  Year Ended May 31, 2004          $10.35          0.12(a)        (0.13)(a)       (0.01)            (0.12)             (0.12)
  Year Ended May 31, 2003          $10.19          0.20            0.22            0.42             (0.20)             (0.06)
  Year Ended May 31, 2002          $10.13          0.35            0.09            0.44             (0.35)             (0.03)
  Year Ended May 31, 2001          $ 9.85          0.48            0.28            0.76             (0.48)                --
  Year Ended May 31, 2000          $ 9.95          0.45           (0.10)           0.35             (0.45)                --
L Shares
  Period Ended March 31, 2005*     $10.09          0.10           (0.11)          (0.01)            (0.10)             (0.09)
  Year Ended May 31, 2004          $10.34          0.10(a)        (0.13)(a)       (0.03)            (0.10)             (0.12)
  Year Ended May 31, 2003          $10.18          0.17            0.22            0.39             (0.17)             (0.06)
  Year Ended May 31, 2002          $10.11          0.33            0.10            0.43             (0.33)             (0.03)
  Year Ended May 31, 2001          $ 9.83          0.46            0.28            0.74             (0.46)                --
  Year Ended May 31, 2000          $ 9.93          0.42           (0.10)           0.32             (0.42)                --
STRATEGIC INCOME FUND
T Shares
  Period Ended March 31, 2005*     $ 9.81          0.39(a)         0.49(a)         0.88             (0.39)             (0.06)
  Year Ended May 31, 2004          $ 9.99          0.55(a)        (0.14)(a)        0.41             (0.53)             (0.06)
  Year Ended May 31, 2003          $ 9.80          0.61            0.20            0.81             (0.62)                --
  Period Ended May 31, 2002 (g)    $10.00          0.27           (0.20)           0.07             (0.27)                --
A Shares
  Period Ended March 31, 2005*     $ 9.82          0.39(a)         0.49(a)         0.88             (0.37)             (0.06)
  Period Ended May 31, 2004 (h)    $ 9.93          0.33(a)        (0.07)(a)        0.26             (0.31)             (0.06)
L Shares
  Period Ended March 31, 2005*     $ 9.81          0.37(a)         0.46(a)         0.83             (0.34)             (0.06)
  Year Ended May 31, 2004          $ 9.99          0.50(a)        (0.14)(a)        0.36             (0.48)             (0.06)
  Year Ended May 31, 2003          $ 9.80          0.57            0.19            0.76             (0.57)                --
  Period Ended May 31, 2002 (g)    $10.00          0.25           (0.20)           0.05             (0.25)                --


                                     Total
                                 Dividends and
                                 Distributions
                                 -------------
SHORT-TERM U.S. TREASURY SECURI
T Shares
  Period Ended March 31, 2005*       (0.23)
  Year Ended May 31, 2004            (0.26)
  Year Ended May 31, 2003            (0.28)
  Year Ended May 31, 2002            (0.40)
  Year Ended May 31, 2001            (0.49)
  Year Ended May 31, 2000            (0.46)
A Shares
  Period Ended March 31, 2005*       (0.22)
  Year Ended May 31, 2004            (0.24)
  Year Ended May 31, 2003            (0.26)
  Year Ended May 31, 2002            (0.38)
  Year Ended May 31, 2001            (0.48)
  Year Ended May 31, 2000            (0.45)
L Shares
  Period Ended March 31, 2005*       (0.19)
  Year Ended May 31, 2004            (0.22)
  Year Ended May 31, 2003            (0.23)
  Year Ended May 31, 2002            (0.36)
  Year Ended May 31, 2001            (0.46)
  Year Ended May 31, 2000            (0.42)
STRATEGIC INCOME FUND
T Shares
  Period Ended March 31, 2005*       (0.45)
  Year Ended May 31, 2004            (0.59)
  Year Ended May 31, 2003            (0.62)
  Period Ended May 31, 2002 (g)      (0.27)
A Shares
  Period Ended March 31, 2005*       (0.43)
  Period Ended May 31, 2004 (h)      (0.37)
L Shares
  Period Ended March 31, 2005*       (0.40)
  Year Ended May 31, 2004            (0.54)
  Year Ended May 31, 2003            (0.57)
  Period Ended May 31, 2002 (g)      (0.25)

                                                                                        Ratio of Expenses to
                                                                     Ratio of Net        Average Net Assets
    Net Assets             Net Assets,        Ratio of Net            Investment         (Excluding Waivers,    Portfolio
    Value, End    Total       End of          Expenses to             Income to          Reimbursements and     Turnover
    of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
    ----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
      $ 9.91       0.35%     $ 69,935             0.65%                  1.68%                  0.71%               82%
      $10.11       0.11%     $ 92,371             0.70%                  1.36%                  0.76%              131%
      $10.36       4.31%     $121,617             0.69%                  2.07%                  0.75%              140%
      $10.20       4.69%     $107,169             0.70%                  3.57%                  0.76%              117%
      $10.13       8.02%     $ 88,398             0.71%                  4.95%                  0.78%               87%
      $ 9.85       3.75%     $ 72,570             0.67%                  4.70%                  0.79%               50%
      $ 9.90       0.21%     $  6,349             0.84%                  1.47%                  0.95%               82%
      $10.10      (0.06)%    $ 12,823             0.86%                  1.20%                  1.06%              131%
      $10.35       4.13%     $ 15,558             0.86%                  1.76%                  1.07%              140%
      $10.19       4.44%     $  4,735             0.86%                  3.36%                  1.41%              117%
      $10.13       7.87%     $  2,179             0.85%                  4.81%                  1.56%               87%
      $ 9.85       3.58%     $  2,066             0.82%                  4.50%                  1.44%               50%
      $ 9.89      (0.03)%    $ 33,796             1.12%                  1.22%                  1.74%               82%
      $10.09      (0.30)%    $ 62,232             1.11%                  0.97%                  1.82%              131%
      $10.34       3.88%     $127,757             1.11%                  1.59%                  1.79%              140%
      $10.18       4.29%     $ 70,720             1.11%                  3.09%                  1.81%              117%
      $10.11       7.67%     $ 27,861             1.10%                  4.45%                  1.96%               87%
      $ 9.83       3.34%     $  5,391             1.07%                  4.26%                  2.04%               50%
      $10.24       9.10%     $196,921             0.86%                  4.55%                  0.96%              305%
      $ 9.81       4.15%     $ 98,570             0.90%                  5.53%                  1.00%               95%
      $ 9.99       8.73%     $ 61,906             0.91%                  6.39%                  1.01%               52%
      $ 9.80       0.74%     $ 43,717             0.94%                  6.07%                  1.04%               43%
      $10.27       9.04%     $  3,795             1.15%                  4.59%                  1.37%              305%
      $ 9.82       2.59%     $  4,181             1.15%                  5.15%                  1.60%               95%
      $10.24       8.60%     $ 79,792             1.42%                  4.34%                  1.98%              305%
      $ 9.81       3.59%     $117,216             1.43%                  4.98%                  2.03%               95%
      $ 9.99       8.16%     $129,965             1.43%                  5.67%                  2.04%               52%
      $ 9.80       0.55%     $ 39,490             1.53%                  5.49%                  2.07%               43%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                                  Net Realized
                                    Net Asset                    and Unrealized
                                      Value,          Net        Gains (Losses)                  Dividends From    Distributions
                                   Beginning of    Investment    on Investments    Total From    Net Investment    From Realized
                                      Period         Income         Options        Operations        Income        Capital Gains
                                   ------------    ----------    --------------    ----------    --------------    -------------
U.S. GOVERNMENT SECURITIES FUND
T Shares
  Period Ended March 31, 2005*        $10.35          0.29            0.09            0.38           (0.31)               --
  Year Ended May 31, 2004             $10.93          0.31(a)        (0.50)(a)       (0.19)          (0.35)            (0.04)
  Year Ended May 31, 2003             $10.47          0.44            0.51            0.95           (0.46)            (0.03)
  Year Ended May 31, 2002             $10.38          0.54            0.26            0.80           (0.54)            (0.17)
  Year Ended May 31, 2001             $ 9.86          0.58            0.52            1.10           (0.58)               --
  Year Ended May 31, 2000             $10.28          0.58           (0.42)           0.16           (0.58)               --
A Shares
  Period Ended March 31, 2005*        $10.35          0.26            0.08            0.34           (0.28)               --
  Year Ended May 31, 2004             $10.93          0.27(a)        (0.50)(a)       (0.23)          (0.31)            (0.04)
  Year Ended May 31, 2003             $10.47          0.40            0.51            0.91           (0.42)            (0.03)
  Year Ended May 31, 2002             $10.38          0.50            0.26            0.76           (0.50)            (0.17)
  Year Ended May 31, 2001             $ 9.86          0.54            0.52            1.06           (0.54)               --
  Year Ended May 31, 2000             $10.28          0.54           (0.42)           0.12           (0.54)               --
L Shares
  Period Ended March 31, 2005*        $10.35          0.21            0.08            0.29           (0.23)               --
  Year Ended May 31, 2004             $10.93          0.22(a)        (0.50)(a)       (0.28)          (0.26)            (0.04)
  Year Ended May 31, 2003             $10.48          0.34            0.50            0.84           (0.36)            (0.03)
  Year Ended May 31, 2002             $10.38          0.45            0.27            0.72           (0.45)            (0.17)
  Year Ended May 31, 2001             $ 9.86          0.49            0.52            1.01           (0.49)               --
  Year Ended May 31, 2000             $10.28          0.49           (0.42)           0.07           (0.49)               --
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
T Shares
  Period Ended March 31, 2005*        $10.15          0.28            0.05            0.33           (0.28)            (0.09)
  Year Ended May 31, 2004             $10.68          0.34(a)        (0.44)(a)       (0.10)          (0.34)            (0.09)
  Year Ended May 31, 2003             $10.29          0.36            0.49            0.85           (0.36)            (0.10)
  Year Ended May 31, 2002             $10.14          0.40            0.15            0.55           (0.40)               --
  Year Ended May 31, 2001             $ 9.58          0.42            0.56            0.98           (0.42)               --
  Year Ended May 31, 2000             $10.20          0.43           (0.57)          (0.14)          (0.43)            (0.05)
A Shares
  Period Ended March 31, 2005*        $10.15          0.27            0.05            0.32           (0.27)            (0.09)
  Year Ended May 31, 2004             $10.68          0.33(a)        (0.44)(a)       (0.11)          (0.33)            (0.09)
  Year Ended May 31, 2003             $10.29          0.36            0.49            0.85           (0.36)            (0.10)
  Year Ended May 31, 2002             $10.14          0.39            0.16            0.55           (0.40)               --
  Year Ended May 31, 2001             $ 9.59          0.42            0.55            0.97           (0.42)               --
  Year Ended May 31, 2000             $10.20          0.42           (0.56)          (0.14)          (0.42)            (0.05)


                                        Total
                                    Dividends and
                                    Distributions
                                    -------------
U.S. GOVERNMENT SECURITIES FUND
T Shares
  Period Ended March 31, 2005*          (0.31)
  Year Ended May 31, 2004               (0.39)
  Year Ended May 31, 2003               (0.49)
  Year Ended May 31, 2002               (0.71)
  Year Ended May 31, 2001               (0.58)
  Year Ended May 31, 2000               (0.58)
A Shares
  Period Ended March 31, 2005*          (0.28)
  Year Ended May 31, 2004               (0.35)
  Year Ended May 31, 2003               (0.45)
  Year Ended May 31, 2002               (0.67)
  Year Ended May 31, 2001               (0.54)
  Year Ended May 31, 2000               (0.54)
L Shares
  Period Ended March 31, 2005*          (0.23)
  Year Ended May 31, 2004               (0.30)
  Year Ended May 31, 2003               (0.39)
  Year Ended May 31, 2002               (0.62)
  Year Ended May 31, 2001               (0.49)
  Year Ended May 31, 2000               (0.49)
VIRGINIA INTERMEDIATE MUNICIPAL BO
T Shares
  Period Ended March 31, 2005*          (0.37)
  Year Ended May 31, 2004               (0.43)
  Year Ended May 31, 2003               (0.46)
  Year Ended May 31, 2002               (0.40)
  Year Ended May 31, 2001               (0.42)
  Year Ended May 31, 2000               (0.48)
A Shares
  Period Ended March 31, 2005*          (0.36)
  Year Ended May 31, 2004               (0.42)
  Year Ended May 31, 2003               (0.46)
  Year Ended May 31, 2002               (0.40)
  Year Ended May 31, 2001               (0.42)
  Year Ended May 31, 2000               (0.47)

                                                                                    Ratio of Expenses to
                                                                 Ratio of Net        Average Net Assets
Net Assets             Net Assets,        Ratio of Net            Investment         (Excluding Waivers,    Portfolio
Value, End    Total       End of          Expenses to             Income to          Reimbursements and     Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
  $10.42       3.74%     $319,058             0.77%                  3.41%                  0.80%               64%
  $10.35      (1.77)%    $298,997             0.81%                  2.95%                  0.84%              240%
  $10.93       9.25%     $258,585             0.81%                  4.00%                  0.84%              150%
  $10.47       7.90%     $168,609             0.82%                  5.09%                  0.85%              262%
  $10.38      11.41%     $148,666             0.81%                  5.66%                  0.85%              207%
  $ 9.86       1.63%     $ 85,420             0.77%                  5.77%                  0.84%               29%
  $10.41       3.32%     $  3,080             1.17%                  3.17%                  1.28%               64%
  $10.35      (2.17)%    $  8,484             1.22%                  2.54%                  1.52%              240%
  $10.93       8.79%     $  9,333             1.22%                  3.59%                  1.45%              150%
  $10.47       7.47%     $  8,483             1.22%                  4.70%                  1.40%              262%
  $10.38      10.95%     $  6,617             1.21%                  5.21%                  1.83%              207%
  $ 9.86       1.19%     $  1,407             1.17%                  5.34%                  2.14%               29%
  $10.41       2.83%     $ 12,229             1.74%                  2.50%                  1.85%               64%
  $10.35      (2.67)%    $ 18,993             1.73%                  2.04%                  1.97%              240%
  $10.93       8.14%     $ 39,423             1.73%                  3.10%                  1.93%              150%
  $10.48       7.06%     $ 31,922             1.73%                  4.17%                  1.93%              262%
  $10.38      10.45%     $ 21,617             1.72%                  4.71%                  2.04%              207%
  $ 9.86       0.70%     $  7,750             1.68%                  4.85%                  2.28%               29%
  $10.11       3.21%     $176,959             0.71%                  3.23%                  0.71%               46%
  $10.15      (1.00)%    $181,558             0.75%                  3.23%                  0.75%               26%
  $10.68       8.43%     $206,432             0.75%                  3.45%                  0.75%               30%
  $10.29       5.52%     $191,406             0.75%                  3.86%                  0.75%               33%
  $10.14      10.39%     $194,849             0.73%                  4.23%                  0.75%               32%
  $ 9.58      (1.31)%    $202,209             0.76%                  4.35%                  0.76%               18%
  $10.11       3.14%     $  7,143             0.80%                  3.16%                  0.90%               46%
  $10.15      (1.04)%    $ 10,566             0.79%                  3.19%                  1.04%               26%
  $10.68       8.38%     $ 10,484             0.79%                  3.40%                  1.07%               30%
  $10.29       5.47%     $  7,257             0.79%                  3.82%                  1.11%               33%
  $10.14      10.23%     $  6,197             0.76%                  4.20%                  1.11%               32%
  $ 9.59      (1.24)%    $  6,808             0.79%                  4.33%                  0.94%               18%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FIXED INCOME FUNDS
Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                                 Net Realized
                                   Net Asset                    and Unrealized
                                     Value,          Net        Gains (Losses)                  Dividends From    Distributions
                                  Beginning of    Investment    on Investments    Total From    Net Investment    From Realized
                                     Period         Income         Options        Operations        Income        Capital Gains
                                  ------------    ----------    --------------    ----------    --------------    -------------
VIRGINIA MUNICIPAL BOND FUND
T Shares
  Period Ended March 31, 2005*       $10.37          0.31            0.14            0.45           (0.31)            (0.16)
  Year Ended May 31, 2004            $11.07          0.37(a)        (0.47)(a)       (0.10)          (0.37)            (0.23)
  Year Ended May 31, 2003            $10.48          0.39            0.62            1.01           (0.39)            (0.03)
  Year Ended May 31, 2002            $10.29          0.41            0.19            0.60           (0.41)               --
  Year Ended May 31, 2001            $ 9.64          0.45            0.65            1.10           (0.45)               --
  Year Ended May 31, 2000            $10.43          0.45           (0.78)          (0.33)          (0.45)            (0.01)
A Shares
  Period Ended March 31, 2005*       $10.37          0.30            0.13            0.43           (0.30)            (0.16)
  Period Ended May 31, 2004 (i)      $10.28          0.02(a)         0.09(a)         0.11           (0.02)               --
L Shares
  Period Ended March 31, 2005*       $10.42          0.23            0.14            0.37           (0.23)            (0.16)
  Year Ended May 31, 2004            $11.13          0.27(a)        (0.48)(a)       (0.21)          (0.27)            (0.23)
  Year Ended May 31, 2003            $10.53          0.29            0.63            0.92           (0.29)            (0.03)
  Year Ended May 31, 2002            $10.34          0.31            0.19            0.50           (0.31)               --
  Year Ended May 31, 2001            $ 9.68          0.35            0.66            1.01           (0.35)               --
  Year Ended May 31, 2000            $10.48          0.36            0.79           (0.43)          (0.36)            (0.01)


                                       Total
                                   Dividends and
                                   Distributions
                                   -------------
VIRGINIA MUNICIPAL BOND FUND
T Shares
  Period Ended March 31, 2005*         (0.47)
  Year Ended May 31, 2004              (0.60)
  Year Ended May 31, 2003              (0.42)
  Year Ended May 31, 2002              (0.41)
  Year Ended May 31, 2001              (0.45)
  Year Ended May 31, 2000              (0.46)
A Shares
  Period Ended March 31, 2005*         (0.46)
  Period Ended May 31, 2004 (i)        (0.02)
L Shares
  Period Ended March 31, 2005*         (0.39)
  Year Ended May 31, 2004              (0.50)
  Year Ended May 31, 2003              (0.32)
  Year Ended May 31, 2002              (0.31)
  Year Ended May 31, 2001              (0.35)
  Year Ended May 31, 2000              (0.37)

                                                                                        Ratio of Expenses to
                                                                     Ratio of Net        Average Net Assets
    Net Assets             Net Assets,        Ratio of Net            Investment         (Excluding Waivers,    Portfolio
    Value, End    Total       End of          Expenses to             Income to          Reimbursements and     Turnover
    of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++     Expense Offset)++       Rate
    ----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
      $10.35       4.41%     $48,027              0.72%                  3.59%                   0.72%             39%
      $10.37      (0.90)%    $43,491              0.77%                  3.47%                   0.77%             33%
      $11.07       9.86%     $48,102              0.77%                  3.67%                   0.77%             18%
      $10.48       5.90%     $56,586              0.77%                  3.90%                   0.77%             38%
      $10.29      11.51%     $56,573              0.77%                  4.40%                   0.78%             60%
      $ 9.64      (3.18)%    $48,980              0.74%                  4.53%                   0.79%             19%
      $10.34       4.19%     $   179              0.88%                  3.50%                   2.84%             39%
      $10.37       1.07%     $   129              0.93%                  3.95%                  71.10%+++          33%
      $10.40       3.54%     $ 6,534              1.70%                  2.59%                   1.75%             39%
      $10.42      (1.90)%    $ 9,723              1.70%                  2.54%                   1.86%             33%
      $11.13       8.89%     $16,956              1.70%                  2.71%                   1.85%             18%
      $10.53       4.93%     $13,428              1.70%                  2.97%                   1.88%             38%
      $10.34      10.58%     $ 7,983              1.69%                  3.47%                   2.00%             60%
      $ 9.68      (4.13)%    $ 5,367              1.65%                  3.61%                   2.08%             19%

      See notes to financial highlights and notes to financial statements.

NOTES TO FINANCIAL HIGHLIGHTS

  + Total return excludes sales charge. Not annualized for periods less than one year.

 ++ Annualized for periods less than one year.

+++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(a) Per share data was calculated using the average shares method.

(b) Commenced operations on October 3, 2001.

(c) Commenced operations on October 27, 2003.

(d) For the two month period ended May 31, 2000.

(e) Commenced operations on January 8, 2004.

(f) Commenced operations on March 21, 2005.

(g) Commenced operations on November 30, 2001.

(h) Commenced operations on October 8, 2003.

(i) Commenced operations on May 11, 2004.

* Effective June 1, 2004, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 3.) The cumulative effect of this change in methodology was immaterial to all Funds except for the Funds noted below:

                                                                                                       Change to Ratio of Net
                                                                                Change to Net            Investment Income
                                                            Change to Net        Realized and          to Average Net Assets
                                                              Investment       Unrealized Gains    ------------------------------
                                                           Income Per Share   (Losses) Per Share   T Shares   A Shares   L Shares
                                                           ----------------   ------------------   --------   --------   --------
Georgia Tax-Exempt Bond Fund.............................       $ 0.01              $(0.01)          0.16%      0.14%      0.14%
Investment Grade Bond Fund...............................         0.01               (0.01)          0.18%      0.14%      0.14%
Investment Grade Tax-Exempt Bond Fund....................        (0.01)               0.01          (0.08)%    (0.07)%    (0.06)%
Limited-Term Federal Mortgage Securities Fund............         0.04               (0.04)          0.47%      0.42%      0.36%
Maryland Municipal Bond Fund.............................        (0.01)               0.01          (0.07)%    (0.06)%
North Carolina Tax-Exempt Bond Fund......................        (0.02)               0.02          (0.20)%       --         --
Short-Term Bond Fund.....................................         0.01               (0.01)          0.08%      0.07%      0.06%
Strategic Income Fund....................................         0.01               (0.01)          0.22%      0.14%      0.13%
U.S. Government Securities Fund..........................         0.02               (0.02)          0.23%      0.11%      0.17%

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 49 funds as of March 31, 2005. The financial statements presented herein are those of the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, High Income Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, U.S. Government Securities Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund (each a "Fund" and collectively the "Funds"). The Funds may offer the following share classes: T Shares, A Shares and L Shares. The Trust is authorized to issue an unlimited number of shares without par value. Shareholders have no preemptive rights. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

At a regular meeting of the Board of Trustees (the "Board") on February 15, 2005, the Board voted to change the fiscal and tax year ends of the Funds from May 31 to March 31.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Reorganization

The Trust entered into an agreement and plan of reorganization with the CCMI Funds pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the CCMI Funds were transferred to a corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was effective on March 21, 2005, following approval by shareholders of the CCMI Funds at a special shareholder meeting on March 18, 2005. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                                    Before Reorganization         After Reorganization
                                                              ---------------------------------   --------------------
                                                                               Investment Grade     Investment Grade
                                                              CCMI Bond Fund      Bond Fund            Bond Fund
                                                              --------------   ----------------   --------------------
Shares......................................................     9,529,863         53,108,105           62,246,522
Net Assets..................................................   $96,136,152       $558,612,570         $654,748,722
Net Asset Value:
  T Shares(a)...............................................                     $      10.52         $      10.52
  A Shares..................................................   $     10.09
  Net unrealized appreciation/(depreciation)................      (566,749)         1,137,114              570,365

(a) Effective March 21, 2005 the CCMI Bond Fund Class A Shares merged into the Investment Grade Bond Fund Class T Shares.

STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

                                                                    Before Reorganization         After Reorganization
                                                              ---------------------------------   --------------------
                                                              CCMI Tax-Exempt   North Carolina
                                                              North Carolina    Tax-Exempt Bond   North Carolina Tax-
                                                                 Bond Fund           Fund         Exempt Bond Fund(a)
                                                              ---------------   ---------------   --------------------
Shares......................................................      4,130,609            --               4,130,609
Net Assets..................................................    $41,187,382           $--             $41,187,382
Net Asset Value:
  T Shares(b)...............................................                          $--             $      9.97
  A Shares..................................................    $      9.97
  Net unrealized depreciation...............................        (23,376)           --                 (23,376)

(a) The North Carolina Tax-Exempt Bond Fund retained the financial history of the CCMI Tax-Exempt North Carolina Bond Fund.
(b) T Shares were issued in exchange for A Shares in conjunction with the reorganization.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern
     Time), as provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' administrator shall seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures will be performed and monitored by a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, securities transactions are reported on trade date. Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

Effective June 1, 2004, the following Funds changed their amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of the accounting change had no impact on total net assets of each Fund, but resulted in the following reclasses (in thousands):

                                                                 Change in         Change in Unrealized
                                                              Interest Income   Appreciation/(Depreciation)
                                                              ---------------   ---------------------------
Florida Tax-Exempt Bond Fund................................         (10)                     10
Georgia Tax-Exempt Bond Fund................................         138                    (138)
High Income Fund............................................          69                     (69)
Investment Grade Bond Fund..................................         879                    (879)
Investment Grade Tax-Exempt Bond Fund.......................        (162)                    162
Limited-Term Federal Mortgage Securities Fund...............       1,886                  (1,886)
Maryland Municipal Bond Fund................................         (23)                     23
North Carolina Tax-Exempt Bond Fund.........................         (67)                     67
Short-Term Bond Fund........................................         183                    (183)
Short-Term U.S. Treasury Securities Fund....................           1                      (1)
Strategic Income Fund.......................................         345                    (345)
U.S. Government Securities Fund.............................         609                    (609)
Virginia Intermediate Municipal Bond Fund...................          (9)                      9
Virginia Municipal Bond Fund................................           2                      (2)

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting methodology.

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Options -- Each Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the respective Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund. When a Fund writes an option, if the underly-

STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

     ing securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Short-Term U.S. Treasury Securities Fund had the following transactions in written covered call options during the period ended March 31, 2005:

                                         Number of
                                         Contracts   Premiums
                                         ---------   --------
      Balance at June 1, 2004..........        --    $    --
      Options written..................  5,000,000    14,453
                                         ---------   -------
      Balance at March 31, 2005........  5,000,000   $14,453
                                         =========   =======

     The following is a summary of options outstanding as of March 31, 2005:

      Short-Term U.S. Treasury          Shares Subject   Market
      Securities Fund                    to Contract      Value
      ------------------------          --------------   -------
      U.S. Treasury Note, $98.453125,
        06/13/05......................    5,000,000      $12,604

     Redemption Fees -- The Funds may charge a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund. There were no redemption fees for the period ended March 31, 2005.

     Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.

     Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Certain prior year amounts have been reclassified to conform to current year presentation.

     Forward Foreign Currency Contracts -- The Strategic Income Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of March 31, 2005, there were no open forward foreign currency contracts.

     TBA Purchase Commitments -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     Mortgage Dollar Rolls -- The Funds may enter into mortgage dollar rolls (principally using TBA's) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

     The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee. As of March 31, 2005, there were no open mortgage dollar rolls.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     Classes -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions or paydown reclasses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly-owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day. This does not apply to the Strategic Income Fund.

4. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

     Under terms of the agreements, the Funds are charged the following annual fees which are computed daily and paid monthly based upon average daily net assets:

                                 Maximum
                                  Annual    Net Fees   Net Fees
                                 Advisory     Paid       Paid
                                   Fee        2005       2004
                                 --------   --------   --------
      Florida Tax-Exempt Bond
        Fund...................    0.65%      0.61%     0.61%
      Georgia Tax-Exempt Bond
        Fund...................    0.65       0.61      0.61
      High Income Fund.........    0.80       0.65      0.65
      Investment Grade Bond
        Fund...................    0.74       0.72      0.72
      Investment Grade Tax-
        Exempt Bond Fund.......    0.74       0.71      0.71
      Limited-Term Federal
        Mortgage Securities
        Fund...................    0.65       0.60      0.60
      Maryland Municipal Bond
        Fund...................    0.65       0.57      0.57
      North Carolina Tax-
        Exempt Bond Fund.......    0.65       0.35       N/A
      Short-Term Bond Fund.....    0.65       0.60      0.60

STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

                                 Maximum
                                  Annual    Net Fees   Net Fees
                                 Advisory     Paid       Paid
                                   Fee        2005       2004
                                 --------   --------   --------
      Short-Term U.S. Treasury
        Securities Fund........    0.65%      0.59%     0.59%
      Strategic Income Fund....    0.85       0.75      0.75
      U.S. Government
        Securities Fund........    0.74       0.71      0.71
      Virginia Intermediate
        Municipal Bond Fund....    0.65       0.65      0.65
      Virginia Municipal Bond
        Fund...................    0.65       0.65      0.65

     The Investment Adviser has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and BISYS Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement under which the Administrator provides administrative, fund accounting and transfer agent services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,500 per class annum, applicable to each additional class of shares over 145 classes of shares.

     Prior to July 26, 2004, SEI Investments Global Funds Services ("SEI") served as the Administrator and provided administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust, except the North Carolina Tax-Exempt Bond Fund, and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion. For the period of June 1, 2004 to July 23, 2004, SEI received fees totaling $2,333,093 from the Trust for its services.

     Prior to March 21, 2005, Unified Fund Services, Inc. provided administration, fund accounting and transfer agent services to the predecessor fund of the North Carolina Tax-Exempt Bond Fund.

     Per the executed Master Services Agreement, BISYS Fund Services Ohio, Inc. has agreed to pay a total of $325,000 per annum towards the insurance premiums payable annually by the Trust and the STI Classic Variable Trust. $300,000 will be paid towards the premium for the Directors and Officers Liability/Errors and Omissions Insurance Policy, and $25,000 will be paid towards the premium for the Fidelity Bond Policy.

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Agreement effective July 26, 2004. Effective March 21, 2005, the Distributor began serving as the distributor of the North Carolina Tax-Exempt Bond Fund. The Distributor will receive no fees for its distribution services under the agreement for the T Shares of any Fund. With respect to the L Shares and A Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of

     L Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class which are computed daily and paid monthly, as outlined in the tables below.

                                                          Maximum                                Maximum
                                                          L Share        Net Fees   Net Fees     A Share      Net Fees   Net Fees
                                                      Distribution and     Paid       Paid     Distribution     Paid       Paid
                                                        Service Fee        2005       2004         Fee          2005       2004
                                                      ----------------   --------   --------   ------------   --------   --------
      Florida Tax-Exempt Bond Fund..................       1.00%          0.73%      0.66%        0.18%        0.14%      0.01%
      Georgia Tax-Exempt Bond Fund..................       1.00           0.73       0.63         0.18         0.10         --
      High Income Fund..............................       1.00           0.67       0.57         0.30         0.10         --
      Investment Grade Bond Fund....................       1.00           0.89       0.74         0.43         0.40       0.29
      Investment Grade Tax-Exempt Bond Fund.........       1.00           0.91       0.82         0.43         0.40       0.32
      Limited-Term Federal Mortgage Securities
        Fund........................................       1.00           0.62       0.55         0.23         0.18       0.08
      Maryland Municipal Bond Fund..................       1.00           0.98       0.90          N/A          N/A        N/A
      North Carolina Tax-Exempt Bond Fund...........       1.00           0.89         --         0.15         0.15         --
      Short-Term Bond Fund..........................       1.00           0.57       0.45         0.23         0.17         --
      Short-Term U.S. Treasury Securities Fund......       1.00           0.44       0.36         0.18         0.13       0.04
      Strategic Income Fund.........................       1.00           0.54       0.50         0.35         0.23         --
      U.S. Government Securities Fund...............       1.00           0.92       0.79         0.38         0.30       0.12
      Virginia Intermediate Municipal Bond Fund.....        N/A            N/A        N/A         0.15         0.05         --
      Virginia Municipal Bond Fund..................       1.00           0.95       0.84         0.15           --         --

     The Distributor has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor of all Funds except the North Carolina Tax-Exempt Bond Fund. SEI Investments Distribution Co. had voluntarily agreed to waive all or a portion of its fees and to reimburse fund expenses.

     Transfer Agency Agreement -- The Trust and SunTrust Securities Inc. ("STS"), a wholly-owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides certain transfer agency account activity processing and servicing. The transfer agency service fees are based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are presented on the Statements of Operations as Transfer Agent Shareholder Servicing Fees.

     Prior to July 26, 2004, Federated Services Company provided transfer agency services to the Trust.

     Custodian Agreements -- SunTrust Bank acts as custodian for all of the Funds except the Strategic Income Fund, which utilizes Brown Brothers Harriman & Co. as custodian. Custodians are paid on the basis of net assets and transaction costs of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

     Prior to March 21, 2005, Fifth Third Bank served as the North Carolina Tax-Exempt Bond Fund predecessor fund's custodian.

     Other -- Certain officers of the Trust are also officers of the Adviser, Administrator and/or the Distributor. Such officers (with the exception of the Chief Compliance Officer) receive no fees by the Trust for serving as officers of the Trust. Each of the eight trustees are compensated $43,000 ($344,000 total) and the Chairman of the Board receives $50,000 in meeting and retainer fees, plus the reimbursement for certain expenses incurred. Effective October 5, 2004, Trusco Capital Management, Inc. began providing an employee to serve as Chief Compliance Officer for the Trust and provide certain related services, and will receive an annual fee for this service of $120,000. In addition, BISYS provides an employee and staff to serve as an assistant to the Chief Compliance Officer for the Trust, including providing certain related services, and will receive a fee for these services of $150,000. Both fees are allocated across the assets of the Trust and the STI Classic Variable Trust. For the period ended March 31, 2005, the total related amounts paid by the Trust were $319,892.

STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc. to act as an agent in placing repurchase agreements for the Trust. For the period ended March 31, 2005, the following Funds paid SunTrust Robinson Humphrey through a reduction in the yield earned by the Funds on those repurchase agreements (in thousands):

                                                   2005    2004
                                                   Fees    Fees
                                                   ----    ----
      Florida Tax-Exempt Bond Fund...............   $1     $--
      High Income Fund...........................    2      --
      Investment Grade Bond Fund.................    5       2
      Investment Grade Tax-Exempt Bond Fund......    3      --
      Limited-Term Federal Mortgage Securities
        Fund.....................................    7      11
      U.S. Government Securities Fund............    6       6

5. Investment Transactions

The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the period ended March 31, 2005, were as follows (in thousands):

                                                      Sales and
                                          Purchases   Maturities
                                          ---------   ----------
      Florida Tax-Exempt Bond Fund......  $107,704     $135,824
      Georgia Tax-Exempt Bond Fund......    55,157       60,937
      High Income Fund..................   221,706      269,019
      Investment Grade Bond Fund........   766,080      929,570
      Investment Grade Tax-Exempt Bond
        Fund............................   488,843      435,219
      Maryland Municipal Bond Fund......    13,436       16,928
      North Carolina Tax-Exempt Bond
        Fund............................    20,640       13,657
      Short-Term Bond Fund..............    79,549      100,695
      Strategic Income Fund.............   374,929      238,691
      U.S. Government Securities Fund...        --       20,440
      Virginia Intermediate Municipal
        Bond Fund.......................    86,693       99,431
      Virginia Municipal Bond Fund......    23,998       20,652

The cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities for the period ended March 31, 2005 were as follows (in thousands):

                                                      Sales and
                                         Purchases    Maturities
                                         ----------   ----------
      Investment Grade Bond Fund.....    $1,017,682    $403,025
      Limited-Term Federal Mortgage
        Securities Fund..............       192,309     262,573
      Short-Term Bond Fund...........       105,372     104,338
      Short-Term U.S. Treasury
        Securities Fund..............       103,674     159,217
      Strategic Income Fund..........       274,532     404,034
      U.S. Government Securities
        Fund.........................       192,178     193,254

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                                                                             112

6. Capital Share Transactions

Capital share transactions for the Funds were as follows (in thousands):

                                                                   Florida Tax-Exempt                  Georgia Tax-Exempt
                                                                        Bond Fund                           Bond Fund
                                                            ---------------------------------   ---------------------------------
                                                            06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
                                                            03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
                                                            ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
T Shares(1):
  Proceeds from Shares Issued.............................  $ 30,434    $ 83,482     $40,464     $18,386     $19,156     $23,167
  Proceeds from Shares Issued in Acquisition..............        --          --          --          --          --          --
  Dividends Reinvested....................................     1,312       2,132         934         917         699         576
  Cost of Shares Redeemed.................................   (38,920)    (57,242)    (23,528)    (20,690)    (14,624)    (21,636)
                                                            --------    --------     -------     -------     -------     -------
  Change in Net Assets from T Shares Transactions.........  $ (7,174)   $ 28,372     $17,870     $(1,387)    $ 5,231     $ 2,107
                                                            --------    --------     -------     -------     -------     -------
A Shares(2):
  Proceeds from Shares Issued.............................  $  2,867    $  3,093     $ 9,924     $   711     $ 1,280     $   435
  Dividends Reinvested....................................       153         166         149          83          56          45
  Cost of Shares Redeemed.................................    (2,785)     (5,029)     (5,146)       (861)     (1,059)       (842)
                                                            --------    --------     -------     -------     -------     -------
  Change in Net Assets from A Shares Transactions.........  $    235    $ (1,770)    $ 4,927     $   (67)    $   277     $  (362)
                                                            --------    --------     -------     -------     -------     -------
L Shares(3):
  Proceeds from Shares Issued.............................  $    353    $  6,043     $25,216     $    49     $ 2,653     $ 5,069
  Dividends Reinvested....................................       349         865         854         411         444         359
  Cost of Shares Redeemed.................................    (8,356)    (24,958)     (9,812)     (3,150)     (5,341)     (3,962)
                                                            --------    --------     -------     -------     -------     -------
  Change in Net Assets from L Shares Transactions.........  $ (7,654)   $(18,050)    $16,258     $(2,690)    $(2,244)    $ 1,466
                                                            --------    --------     -------     -------     -------     -------
  Change in Net Assets from Capital Transactions..........  $(14,593)   $  8,552     $39,055     $(4,144)    $ 3,264     $ 3,211
                                                            ========    ========     =======     =======     =======     =======
Share Transactions:
T Shares(1):
  Issued..................................................     2,725       7,381       3,571       1,763       1,818       2,200
  Issued in Acquisition...................................        --          --          --          --          --          --
  Reinvested..............................................       119         188          83          89          66          54
  Redeemed................................................    (3,495)     (5,085)     (2,081)     (1,981)     (1,384)     (2,049)
                                                            --------    --------     -------     -------     -------     -------
  Change in T Shares Transactions.........................      (651)      2,484       1,573        (129)        500         205
                                                            --------    --------     -------     -------     -------     -------
A Shares(2):
  Issued..................................................       258         272         875          68         121          42
  Reinvested..............................................        14          15          13           8           5           4
  Redeemed................................................      (250)       (448)       (455)        (83)       (100)        (80)
                                                            --------    --------     -------     -------     -------     -------
  Change in A Shares Transactions.........................        22        (161)        433          (7)         26         (34)
                                                            --------    --------     -------     -------     -------     -------
L Shares(3):
  Issued..................................................        34         530       2,231           7         249         478
  Reinvested..............................................        31          76          75          40          42          34
  Redeemed................................................      (756)     (2,221)       (866)       (306)       (511)       (375)
                                                            --------    --------     -------     -------     -------     -------
  Change in L Shares Transactions.........................      (691)     (1,615)      1,440        (259)       (220)        137
                                                            --------    --------     -------     -------     -------     -------
  Change in Share Transactions............................    (1,320)        708       3,446        (395)        306         308
                                                            ========    ========     =======     =======     =======     =======

               High Income                      Investment Grade                    Investment Grade
                  Fund                              Bond Fund                     Tax-Exempt Bond Fund
    ---------------------------------   ---------------------------------   ---------------------------------
    06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    $ 25,619    $ 42,398    $ 78,322    $  78,297   $ 131,151   $ 190,331   $ 92,986    $ 83,827    $ 65,057
          --          --          --       96,136          --          --         --          --          --
       2,643       3,161       2,263        6,490      10,827      15,210      2,189       2,327       3,476
     (48,374)    (77,402)    (10,708)    (167,099)   (342,709)   (326,113)   (40,368)    (56,635)    (38,360)
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
    $(20,112)   $(31,843)   $ 69,877    $  13,824   $(200,731)  $(120,572)  $ 54,807    $ 29,519    $ 30,173
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
    $    938    $  2,653    $     --    $   2,965   $  11,284   $  23,705   $  1,595    $  3,424    $  4,022
          77          32          --          613         943         968        475         654       1,017
      (1,804)     (1,122)         --      (11,805)    (13,838)    (12,533)    (3,755)     (5,748)     (4,495)
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
    $   (789)   $  1,563    $     --    $  (8,227)  $  (1,611)  $  12,140   $ (1,685)   $ (1,670)   $    544
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
    $  3,557    $ 47,482    $ 32,945    $     724   $   6,557   $  21,399   $    284    $  4,230    $ 13,844
       3,914       4,236       2,357          370         739       1,095        435         871       1,334
     (30,848)    (42,475)    (17,558)      (7,967)    (18,778)    (23,304)    (8,192)    (13,377)     (8,216)
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
    $(23,377)   $  9,243    $ 17,744    $  (6,873)  $ (11,482)  $    (810)  $ (7,473)   $ (8,276)   $  6,962
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
    $(44,278)   $(21,037)   $ 87,621    $  (1,276)  $(213,824)  $(109,242)  $ 45,649    $ 19,573    $ 37,679
    ========    ========    ========    =========   =========   =========   ========    ========    ========
       3,464       5,657      11,360        7,408      12,373      18,197      8,015       7,142       5,507
          --          --          --        9,140          --          --         --          --          --
         351         424         336          617       1,025       1,450        189         200         300
      (6,524)    (10,511)     (1,571)     (15,871)    (32,348)    (31,144)    (3,471)     (4,843)     (3,260)
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
      (2,709)     (4,430)     10,125        1,294     (18,950)    (11,497)     4,733       2,499       2,547
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
         124         350          --          281       1,067       2,253        136         290         341
          10           4          --           58          89          92         41          56          87
        (238)       (150)         --       (1,117)     (1,310)     (1,192)      (322)       (489)       (383)
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
        (104)        204          --         (778)       (154)      1,153       (145)       (143)         45
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
         515       6,402       4,824           69         615       2,045         24         357       1,177
         519         567         353           35          70         104         38          75         115
      (4,127)     (5,714)     (2,641)        (758)     (1,778)     (2,229)      (706)     (1,145)       (696)
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
      (3,093)      1,255       2,536         (654)     (1,093)        (80)      (644)       (713)        596
    --------    --------    --------    ---------   ---------   ---------   --------    --------    --------
      (5,906)     (2,971)     12,661         (138)    (20,197)    (10,424)     3,944       1,643       3,188
    ========    ========    ========    =========   =========   =========   ========    ========    ========

                                     Limited-Term Federal Mortgage            Maryland Municipal            North Carolina Tax-
                                            Securities Fund                        Bond Fund                  Exempt Bond Fund
                                   ---------------------------------   ---------------------------------   ----------------------
                                   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   01/08/04*-
                                   03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05     05/31/04
                                   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
Capital Transactions:
T Shares(1):
  Proceeds from Shares Issued....  $ 109,729   $ 270,058   $226,297     $ 6,296    $  8,075    $ 19,146     $11,202     $35,213
  Dividends Reinvested...........      4,321       4,093      3,910         277         489         301         124          --
  Cost of Shares Redeemed........   (138,526)   (144,748)   (80,208)     (5,216)     (7,414)    (24,605)     (3,714)     (1,592)
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
  Change in Net Assets from T
    Shares Transactions..........  $ (24,476)  $ 129,403   $149,999     $ 1,357    $  1,150    $ (5,158)    $ 7,612     $33,621
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
A Shares(2):
  Proceeds from Shares Issued....  $   3,395   $   8,182   $ 18,913                                              --          --
  Dividends Reinvested...........        181         279        228                                              --          --
  Cost of Shares Redeemed........     (7,196)    (12,123)    (7,223)                                             --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
  Change in Net Assets from A
    Shares Transactions..........  $  (3,620)  $  (3,662)  $ 11,918                                              --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
L Shares(3):
  Proceeds from Shares Issued....  $     525   $  23,896   $160,430     $ 1,138    $  4,056    $  9,395          --          --
  Dividends Reinvested...........      1,065       2,217      2,359         402         932         596          --          --
  Cost of Shares Redeemed........    (36,469)   (116,892)   (14,640)     (7,314)    (13,988)     (5,226)         --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
Change in Net Assets from L
  Shares Transactions............  $ (34,879)  $ (90,779)  $148,149     $(5,774)   $ (9,000)   $  4,765          --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
Change in Net Assets from Capital
  Transactions...................  $ (62,975)  $  34,962   $310,066     $(4,417)   $ (7,850)   $   (393)    $ 7,612     $33,621
                                   =========   =========   ========     =======    ========    ========     =======     =======
Share Transactions:
T Shares(1):
  Issued.........................     10,801      26,070     21,614         614         766       1,826       1,134       3,517
  Reinvested.....................        423         397        373          27          47          28          12          --
  Redeemed.......................    (13,622)    (13,982)    (7,664)       (514)       (705)     (2,329)       (372)       (159)
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
  Change in T Shares
    Transactions.................     (2,398)     12,485     14,323         127         108        (475)        774       3,358
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
A Shares(2):
  Issued.........................        328         790      1,808                                              --          --
  Reinvested.....................         18          27         22                                              --          --
  Redeemed.......................       (699)     (1,176)      (690)                                             --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
  Change in A Shares
    Transactions.................       (353)       (359)     1,140                                              --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
L Shares(3):
  Issued.........................         45       2,282     15,321         112         375         886          --          --
  Reinvested.....................        104         215        225          39          88          56          --          --
  Redeemed.......................     (3,565)    (11,317)    (1,396)       (705)     (1,323)       (491)         --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
  Change in L Shares
    Transactions.................     (3,416)     (8,820)    14,150        (554)       (860)        451          --          --
                                   ---------   ---------   --------     -------    --------    --------     -------     -------
  Change in Share Transactions...     (6,167)      3,306     29,613        (427)       (752)        (24)        774       3,358
                                   =========   =========   ========     =======    ========    ========     =======     =======

           Short-Term                   Short-Term U.S. Treasury                Strategic Income
            Bond Fund                        Securities Fund                          Fund
---------------------------------   ---------------------------------   ---------------------------------
06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$ 95,870    $ 112,609   $ 117,712   $ 17,440    $ 16,704    $ 42,670    $115,818    $ 61,718    $ 33,833
   1,755        2,305       2,890        510         678         653       1,019         789         607
 (87,950)    (129,543)   (124,705)   (38,823)    (44,103)    (30,621)    (21,438)    (23,966)    (17,743)
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$  9,675    $ (14,629)  $  (4,103)  $(20,873)   $(26,721)   $ 12,702    $ 95,399    $ 38,541    $ 16,697
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$  2,913    $   5,818   $   7,799   $  1,435    $ 11,230    $ 19,530    $  2,095    $  4,920          --
      87          115         108        145         349         217         110          41          --
  (3,030)      (5,618)     (7,986)    (7,892)    (13,938)     (9,039)     (2,794)       (682)         --
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$    (30)   $     315   $     (79)  $ (6,312)   $ (2,359)   $ 10,708    $   (589)   $  4,279          --
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$    929    $   8,024   $  18,740   $  1,211    $ 16,687    $ 95,244    $  4,056    $ 75,089    $103,253
     240          449         600        759       1,810       2,065       2,865       5,643       2,635
  (9,382)     (16,981)    (13,276)   (29,576)    (81,783)    (41,630)    (48,814)    (91,009)    (18,667)
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$ (8,213)   $  (8,508)  $   6,064   $(27,606)   $(63,286)   $ 55,679    $(41,893)   $(10,277)   $ 87,221
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$  1,432    $ (22,822)  $   1,882   $(54,791)   $(92,366)   $ 79,089    $ 52,917    $ 32,543    $103,918
=========   =========   =========   =========   =========   =========   =========   =========   =========
   9,702       11,306      11,842      1,707       1,628       4,134      11,187       6,185       3,513
     179          232         291         51          66          63         100          79          63
  (8,895)     (13,012)    (12,539)    (3,837)     (4,296)     (2,965)     (2,101)     (2,410)     (1,840)
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
     986       (1,474)       (406)    (2,079)     (2,602)      1,232       9,186       3,854       1,736
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
     296          583         780        139       1,096       1,894         203         489          --
       9           11          11         14          34          21          11           4          --
    (308)        (563)       (801)      (781)     (1,363)       (876)       (271)        (67)         --
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
      (3)          31         (10)      (628)       (233)      1,039         (57)        426          --
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
      96          803       1,882        119       1,622       9,251         435       7,519      10,641
      24           45          60         76         178         200         282         566         273
    (955)      (1,703)     (1,333)    (2,946)     (7,989)     (4,041)     (4,871)     (9,144)     (1,940)
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    (835)        (855)        609     (2,751)     (6,189)      5,410      (4,154)     (1,059)      8,974
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
     148       (2,298)        193     (5,458)     (9,024)      7,681       4,975       3,221      10,710
=========   =========   =========   =========   =========   =========   =========   =========   =========

                    U.S. Government
                    Securities Fund
---------  ---------------------------------
06/01/04-  06/01/04-   06/01/03-   06/01/02-
03/31/05   03/31/05    05/31/04    05/31/03
---------  ---------   ---------   ---------
$ 95,870   $ 80,344    $138,247    $135,338
   1,755      2,238       3,400       3,379
 (87,950)   (64,224)    (85,923)    (57,596)
---------  ---------   ---------   ---------
$  9,675   $ 18,358    $ 55,724    $ 81,121
---------  ---------   ---------   ---------
$  2,913   $  2,421    $ 11,471    $ 16,742
      87        142         241         257
  (3,030)    (8,089)    (12,029)    (16,515)
---------  ---------   ---------   ---------
$    (30)  $ (5,526)   $   (317)   $    484
---------  ---------   ---------   ---------
$    929   $    160    $  4,150    $ 19,543
     240        295         645       1,155
  (9,382)    (7,370)    (23,438)    (14,717)
---------  ---------   ---------   ---------
$ (8,213)  $ (6,915)   $(18,643)   $  5,981
---------  ---------   ---------   ---------
$  1,432   $  5,917    $ 36,764    $ 87,586
=========  =========   =========   =========
   9,702      7,670      13,051      12,606
     179        213         322         314
  (8,895)    (6,141)     (8,140)     (5,359)
---------  ---------   ---------   ---------
     986      1,742       5,233       7,561
---------  ---------   ---------   ---------
     296        231       1,088       1,551
       9         14          23          24
    (308)      (769)     (1,145)     (1,531)
---------  ---------   ---------   ---------
      (3)      (524)        (34)         44
---------  ---------   ---------   ---------
      96         15         387       1,819
      24         28          61         107
    (955)      (704)     (2,218)     (1,367)
---------  ---------   ---------   ---------
    (835)      (661)     (1,770)        559
---------  ---------   ---------   ---------
     148        557       3,429       8,164
=========  =========   =========   =========

                                                             Virginia Intermediate Municipal           Virginia Municipal
                                                                        Bond Fund                           Bond Fund
                                                            ---------------------------------   ---------------------------------
                                                            06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
                                                            03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
                                                            ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
T Shares(1):
  Proceeds from Shares Issued.............................  $ 15,236    $ 19,400    $ 28,200     $ 9,839    $  8,850    $  8,431
  Dividends Reinvested....................................     1,109       1,285       1,656         361         477         185
  Cost of Shares Redeemed.................................   (20,317)    (35,871)    (22,296)     (5,501)    (10,867)    (19,915)
                                                            --------    --------    --------     -------    --------    --------
  Change in Net Assets from T Shares Transactions.........  $ (3,972)   $(15,186)   $  7,560     $ 4,699    $ (1,540)   $(11,299)
                                                            --------    --------    --------     -------    --------    --------
A Shares(2):
  Proceeds from Shares Issued.............................  $  1,326    $  5,471    $  4,074     $   198    $    128          --
  Dividends Reinvested....................................       271         308         249           4          --          --
  Cost of Shares Redeemed.................................    (5,030)     (5,091)     (1,425)       (150)         --          --
                                                            --------    --------    --------     -------    --------    --------
  Change in Net Assets from A Shares Transactions.........  $ (3,433)   $    688    $  2,898     $    52    $    128          --
                                                            --------    --------    --------     -------    --------    --------
L Shares(3):
  Proceeds from Shares Issued.............................                                       $   236    $  2,118    $  6,447
  Dividends Reinvested....................................                                           203         458         312
  Cost of Shares Redeemed.................................                                        (3,651)     (8,927)     (4,047)
                                                            --------    --------    --------     -------    --------    --------
  Change in Net Assets from L Shares Transactions.........                                       $(3,212)   $ (6,351)   $  2,712
                                                            --------    --------    --------     -------    --------    --------
  Change in Net Assets from Capital Transactions..........  $ (7,405)   $(14,498)   $ 10,458     $ 1,539    $ (7,763)   $ (8,587)
                                                            ========    ========    ========     =======    ========    ========
Share Transactions:
T Shares(1):
  Issued..................................................     1,487       1,860       2,707         941         821         785
  Reinvested..............................................       108         123         159          34          45          17
  Redeemed................................................    (1,980)     (3,434)     (2,131)       (527)     (1,017)     (1,857)
                                                            --------    --------    --------     -------    --------    --------
  Change in T Shares Transactions.........................      (385)     (1,451)        735         448        (151)     (1,055)
                                                            --------    --------    --------     -------    --------    --------
A Shares(2):
  Issued..................................................       130         518         389          19          12          --
  Reinvested..............................................        26          30          24          --          --          --
  Redeemed................................................      (491)       (489)       (136)        (14)         --          --
                                                            --------    --------    --------     -------    --------    --------
  Change in A Shares Transactions.........................      (335)         59         277           5          12          --
                                                            --------    --------    --------     -------    --------    --------
L Shares(3):
  Issued..................................................                                            24         194         593
  Reinvested..............................................                                            19          43          29
  Redeemed................................................                                          (347)       (828)       (373)
                                                            --------    --------    --------     -------    --------    --------
  Change in L Shares Transactions.........................                                          (304)       (591)        249
                                                            --------    --------    --------     -------    --------    --------
  Change in Share Transactions............................      (720)     (1,392)      1,012         149        (730)       (806)
                                                            ========    ========    ========     =======    ========    ========

*   Commencement of operations.

(1) T shares were offered beginning on January 8, 2004 for the North Carolina Tax-Exempt Bond Fund.

(2) A shares were offered beginning on October 27, 2003, March 21, 2005, October 8, 2003 and May 11, 2004 for the High Income Fund, the North Carolina Tax-Exempt Bond Fund, the Strategic Income Fund and the Virginia Municipal Bond Fund, respectively.

(3) L shares were offered beginning on March 21, 2005 for the North Carolina Tax-Exempt Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

7. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

At March 31, 2005, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes generally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2005, were as follows (in thousands):

                                                                          Aggregate      Aggregate          Net
                                                                            Gross          Gross         Unrealized
                                                              Federal     Unrealized     Unrealized     Appreciation
                                                              Tax Cost   Appreciation   Depreciation   (Depreciation)
                                                              --------   ------------   ------------   --------------
Florida Tax-Exempt Bond Fund................................  $174,541      $3,174        $  (944)        $ 2,230
Georgia Tax-Exempt Bond Fund................................   106,458       2,519           (225)          2,294
High Income Fund............................................   109,631       1,802         (1,817)            (15)
Investment Grade Bond Fund..................................   929,357       4,748         (5,466)           (718)
Investment Grade Tax-Exempt Bond Fund.......................   322,338       3,009         (1,634)          1,375
Limited-Term Federal Mortgage Securities Fund...............   486,396         972         (5,512)         (4,540)
Maryland Municipal Bond Fund................................    43,616       1,103           (112)            991
North Carolina Tax-Exempt Bond Fund.........................    42,774          86           (388)           (302)
Short-Term Bond Fund........................................   371,646         350         (3,518)         (3,168)
Short-Term U.S. Treasury Securities Fund....................   110,752          --         (1,025)         (1,025)
Strategic Income Fund.......................................   345,479       2,361         (4,014)         (1,653)
U.S. Government Securities Fund.............................   434,732       2,282         (2,735)           (453)
Virginia Intermediate Municipal Bond Fund...................   181,396       3,162           (744)          2,418
Virginia Municipal Bond Fund................................    53,831       1,529           (153)          1,376

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2005 was as follows (in thousands):

                                                        Distributions paid from
                                                       --------------------------
                                                          Net            Net            Total                           Total
                                                       Investment     Long Term        Taxable       Tax-Exempt     Distributions
Fund                                                     Income     Capital Gains   Distributions   Distributions       Paid*
----                                                   ----------   -------------   -------------   -------------   -------------
Florida Tax-Exempt Bond Fund.........................   $   183        $1,935          $ 2,118         $4,221          $ 6,339
Georgia Tax-Exempt Bond Fund.........................        --         2,446            2,446          2,857            5,303
High Income Fund.....................................     7,686         3,222           10,908             --           10,908
Investment Grade Bond Fund...........................    16,165            --           16,165             --           16,165
Investment Grade Tax-Exempt Bond Fund................     2,491         1,716            4,207          5,012            9,219
Limited-Term Federal Mortgage Securities Fund........    15,039            --           15,039             --           15,039
Maryland Municipal Bond Fund.........................        --           385              385          1,244            1,629
North Carolina Tax-Exempt Bond Fund..................       144            --              144            953            1,097
Short-Term Bond Fund.................................     6,112            --            6,112             --            6,112
Short-Term U.S. Treasury Securities Fund.............     2,056           897            2,953             --            2,953
Strategic Income Fund................................     8,663         1,163            9,826             --            9,826
U.S. Government Securities Fund......................     9,498            --            9,498             --            9,498
Virginia Intermediate Municipal Bond Fund............        --         1,613            1,613          5,139            6,752
Virginia Municipal Bond Fund.........................        --           840              840          1,558            2,398

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2004, was as follows (in thousands):

                                                        Distributions paid from
                                                       --------------------------
                                                          Net            Net            Total                           Total
                                                       Investment     Long Term        Taxable       Tax-Exempt     Distributions
Fund                                                     Income     Capital Gains   Distributions   Distributions       Paid*
----                                                   ----------   -------------   -------------   -------------   -------------
Florida Tax-Exempt Bond Fund.........................   $   973        $2,705          $ 3,678         $5,436          $ 9,114
Georgia Tax-Exempt Bond Fund.........................         2           827              829          3,770            4,599
High Income Fund.....................................    14,342            --           14,342             --           14,342
Investment Grade Bond Fund...........................    26,425            --           26,425             --           26,425
Investment Grade Tax-Exempt Bond Fund................     3,652         1,555            5,207          5,330           10,537
Limited-Term Federal Mortgage Securities Fund........    15,208            --           15,208             --           15,208
Maryland Municipal Bond Fund.........................        66           940            1,006          1,615            2,621
North Carolina Tax-Exempt Bond Fund..................       251            --              251             --              251
Short-Term Bond Fund.................................     8,004            --            8,004             --            8,004
Short-Term U.S. Treasury Securities Fund.............     3,462         1,663            5,125             --            5,125
Strategic Income Fund................................    11,744           558           12,302             --           12,302
U.S. Government Securities Fund......................    10,576           598           11,174             --           11,174
Virginia Intermediate Municipal Bond Fund............        --         1,695            1,695          6,527            8,222
Virginia Municipal Bond Fund.........................        42         1,236            1,278          1,945            3,223

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2003, was as follows (in thousands):

                                                        Distributions paid from
                                                       --------------------------
                                                          Net            Net            Total                           Total
                                                       Investment     Long Term        Taxable       Tax-Exempt     Distributions
Fund                                                     Income     Capital Gains   Distributions   Distributions       Paid*
----                                                   ----------   -------------   -------------   -------------   -------------
Florida Tax-Exempt Bond Fund.........................   $   733        $   72          $   805         $5,721          $ 6,526
Georgia Tax-Exempt Bond Fund.........................        --            --               --          3,907            3,907
High Income Fund.....................................     8,030            --            8,030             --            8,030
Investment Grade Bond Fund...........................    40,114            --           40,114             --           40,114
Investment Grade Tax-Exempt Bond Fund................     6,573         1,856            8,429          5,199           13,628
Limited-Term Federal Mortgage Securities Fund........    11,822            --           11,822             --           11,822
Maryland Municipal Bond Fund.........................        40            31               71          1,925            1,996
Short-Term Bond Fund.................................    11,180            --           11,180             --           11,180
Short-Term U.S. Treasury Securities Fund.............     5,476           269            5,745             --            5,745
Strategic Income Fund................................     7,067            --            7,067             --            7,067
U.S. Government Securities Fund......................    11,422            31           11,453             --           11,453
Virginia Intermediate Municipal Bond Fund............        59         1,922            1,981          7,247            9,228
Virginia Municipal Bond Fund.........................         3           176              179          2,367            2,546

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of March 31, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                                                                                                     Accumulated
                       Undistributed   Undistributed   Undistributed                                 Capital and     Unrealized
                        Tax-Exempt       Ordinary        Long Term     Accumulated   Distributions      Other       Appreciation
Fund                      Income          Income       Capital Gains    Earnings        Payable       Losses**     (Depreciation)
----                   -------------   -------------   -------------   -----------   -------------   -----------   --------------
Florida Tax-Exempt
  Bond Fund..........      $424           $   --          $   --         $  424         $  (435)      $   (144)       $ 2,230
Georgia Tax-Exempt
  Bond Fund..........       420               --             103            523            (282)            --          2,294
High Income Fund.....        --            2,865           1,427          4,292            (639)            --            (15)
Investment Grade Bond
  Fund...............        --            1,709              --          1,709          (1,746)       (13,352)          (718)
Investment Grade Tax-
  Exempt Bond Fund...       379               --           1,345          1,724            (541)            --          1,375
Limited-Term Federal
  Mortgage Securities
  Fund...............        --            1,608              --          1,608          (1,477)       (10,276)        (4,540)
Maryland Municipal
  Bond Fund..........        83                6             161            250            (126)            --            991
North Carolina Tax-
  Exempt Bond Fund...        40                4              --             44             (33)          (138)          (302)
Short-Term Bond
  Fund...............        --              760              --            760            (718)       (10,117)        (3,168)
Short-Term U.S.
  Treasury Securities
  Fund...............        --              182              --            182            (182)          (893)        (1,023)
Strategic Income
  Fund...............        --            7,843           1,824          9,667            (833)            --         (1,657)
U.S. Government
  Securities Fund....        --            1,203              --          1,203            (988)        (4,553)          (453)
Virginia Intermediate
  Municipal Bond
  Fund...............       484               --             768          1,252            (509)            --          2,418
Virginia Municipal
  Bond Fund..........       130               --             279            409            (162)            --          1,376

                          Total
                       Accumulated
                        Earnings
Fund                    (Deficit)
----                   -----------
Florida Tax-Exempt
  Bond Fund..........   $  2,075
Georgia Tax-Exempt
  Bond Fund..........      2,535
High Income Fund.....      3,638
Investment Grade Bond
  Fund...............    (14,107)
Investment Grade Tax-
  Exempt Bond Fund...      2,558
Limited-Term Federal
  Mortgage Securities
  Fund...............    (14,685)
Maryland Municipal
  Bond Fund..........      1,115
North Carolina Tax-
  Exempt Bond Fund...       (429)
Short-Term Bond
  Fund...............    (13,243)
Short-Term U.S.
  Treasury Securities
  Fund...............     (1,916)
Strategic Income
  Fund...............      7,177
U.S. Government
  Securities Fund....     (4,791)
Virginia Intermediate
  Municipal Bond
  Fund...............      3,161
Virginia Municipal
  Bond Fund..........      1,623

** As of the latest tax year end of March 31, 2005, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

Fund                                                             2009           2011           2012           2013
----                                                          -----------    -----------    -----------    -----------
Florida Tax-Exempt Bond Fund................................  $        --    $        --    $        --    $     1,156
Investment Grade Bond Fund..................................   13,352,408             --             --             --
Limited-Term Federal Mortgage Securities Fund...............           --             --      5,161,857      3,272,116
North Carolina Tax-Exempt Bond Fund.........................           --             --             --             --
Short-Term Bond Fund........................................      352,148      9,216,421             --             --
Short-Term U.S. Treasury Securities Fund....................           --             --             --        245,588
U.S. Government Securities Fund.............................           --             --      2,697,890        507,920

During the period ended March 31, 2005, the Investment Grade Bond Fund and Short-Term Bond Fund utilized $1,537,623 and $160,851 in capital loss carryforwards, respectively.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Funds have incurred and will elect to defer capital losses as follows:

Fund                                                          Capital Losses
----                                                          --------------
Florida Tax-Exempt Bond Fund................................    $  143,659
Limited-Term Federal Mortgage Securities Fund...............     1,841,823
North Carolina Tax-Exempt Bond Fund.........................       138,543
Short-Term Bond Fund........................................       548,829
Short-Term U.S. Treasury Securities Fund....................       647,720
U.S. Government Securities Fund.............................     1,346,906

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FIXED INCOME FUNDS  March 31, 2005

8. Concentrations/Risks

The prices of the Funds' fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds' fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The High Income and Strategic Income Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. The High Income and Strategic Income Funds' investment in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of a Fund's investment.

The Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, Maryland Municipal Bond, North Carolina Tax-Exempt Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds' concentrations of investments in securities of issuers located in a specific region subjects each Fund to the economic and government policies of that region.

The Investment Grade Bond, Limited-Term Federal Mortgage Securities, Short-Term Bond, and U.S. Government Securities Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a fund's average duration.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

9. Securities Lending

The High Income Fund, Investment Grade Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Strategic Income Fund and U.S. Government Securities Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, sub-adviser, or their affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash. The initial value of the collateral is at least 102% of the market value of the securities loaned, and 100% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio. This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations. At March 31, 2005, the Portfolio was invested in commercial paper, repurchase agreements, asset backed securities and U.S. Agency Obligations (with interest rates ranging from 2.72% to 3.13% and maturity dates ranging from 04/01/05 to 03/04/08).

The Funds paid fees for securities lending for the period ended March 31, 2005, which have been netted against the Security Lending Income on the Statements of Operations. These fees are presented below (in thousands):

                                                        Fees
                                                        ----
High Income Fund.....................................   $--
Investment Grade Bond Fund...........................     9
Limited-Term Federal Mortgage Securities Fund........    --
Short-Term Bond Fund.................................     1
Strategic Income Fund................................     2
U.S. Government Securities Fund......................     2

Amounts designated as "--" have been rounded to $0.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, High Income Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund (formerly "CCMI Tax-Exempt North Carolina Bond Fund"), Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, U.S. Government Securities Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund (fourteen of the forty-nine funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the period June 1, 2004 to March 31, 2005 and the year ended May 31, 2004, the changes in each of their net assets for the period June 1, 2004 to March 31, 2005 and for each of the two years (or periods) in the period ended May 31, 2004 and the financial highlights for the period June 1, 2004 to March 31, 2005 and for each of the three years (or periods) in the period ended May 31, 2004 and the financial highlights of High Income Fund for the year ended March 31, 2000, except for North Carolina Tax-Exempt Bond Fund for which the results of its operations, the changes in its net assets and its financial highlights are for the period June 1, 2004 to March 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights for the period January 8, 2004 (commencement of operations) to May 31, 2004 of the predecessor fund to the North Carolina Tax-Exempt Bond Fund were audited by other independent accountants whose report dated July 19, 2004 expressed an unqualified opinion on those financial statements. The financial highlights for each of the two years (or periods) ended May 31, 2001 for all other funds were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2005

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Member." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Member." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                          TERM OF                PRINCIPAL           NUMBER OF                OTHER
                         POSITION(S)     OFFICE AND            OCCUPATION(S)         PORTFOLIOS           DIRECTORSHIPS
   NAME, ADDRESS, AND     HELD WITH      LENGTH OF              DURING THE          OVERSEEN FOR          HELD BY BOARD
     DATE OF BIRTH        THE GROUP     TIME SERVED            PAST 5 YEARS          THE TRUST                MEMBER
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS*
-------------------------
Richard W. Courts, II     Trustee      Indefinite:      Chairman, Atlantic               49        Director, Cousins
3435 Stelzer Road                      since            Investment Company.                        Properties, Inc.; Director,
Columbus, OH 43219                     November, 2001                                              Genuine Parts Co.; Director,
01/18/36                                                                                           Piedmont Medical Center;
                                                                                                   Director, SunTrust Bank,
                                                                                                   Atlanta; Chairman, Courts
                                                                                                   Foundation; Chairman, J.
                                                                                                   Bulow Campbell Foundation.
                                                                                                   Trustee of STI Classic
                                                                                                   Variable Trust.
-------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      Indefinite:      Chairman, Haverty Furniture      49        Director, Crawford & Co.
3435 Stelzer Road                      since            Companies, 2001 to present;                Trustee of STI Classic
Columbus, OH 43219                     November, 2001   Partner, King and Spaulding                Variable Trust.
06/03/42                                                LLP (law firm), 1977 to
                                                        2000.
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
-------------------------
Thomas Gallagher          Trustee      Indefinite:      President and CEO, Genuine       49        Director, NAPA; Director,
3435 Stelzer Road                      since            Parts Company.                             Genuine Parts Co.; Director,
Columbus, OH 43219                     May, 2000                                                   Stone Mountain Industrial
11/25/47                                                                                           Park; Trustee, The Lovett
                                                                                                   School; Director, Oxford
                                                                                                   Industries. Trustee of STI
                                                                                                   Classic Variable Trust.
-------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      Indefinite:      Retired.                         49        Trustee of STI Classic
3435 Stelzer Road                      since                                                       Variable Trust and SEI
Columbus, OH 43219                     May, 1992                                                   Family of Funds.
12/03/32
-------------------------------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      Indefinite:      President and Chief              49        Director, National Cable and
3435 Stelzer Road                      since            Executive Officer, Cox                     Telecommunications
Columbus, OH 43219                     May, 2000        Communications, Inc.                       Association; Director, Cable
07/04/42                                                                                           Labs; Director, C-SPAN;
                                                                                                   Director, Discovery Channel;
                                                                                                   Trustee, St. Paul's Schools;
                                                                                                   Director, Cox
                                                                                                   Communications. Trustee of
                                                                                                   STI Classic Variable Trust.
-------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Trustee      Indefinite:      Retired.                         49        Director, Detroit Riverfront
3435 Stelzer Road                      since                                                       Conservancy. Trustee of STI
Columbus, OH 43219                     February, 1998                                              Classic Variable Trust
03/28/30
-------------------------------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      Indefinite:      Professor (since 2004) and       49        Director, ServiceMaster;
3435 Stelzer Road                      since            Dean (1997-2004) of J. Mack                Director, Total System
Columbus, OH 43219                     November, 2004   Robinson College of                        Services, Inc.; Director,
07/21/49                                                Business, Georgia State                    Transamerica Investors, Inc.
                                                        University.                                Trustee of STI Classic
                                                                                                   Variable Trust.
-------------------------------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      Indefinite:      Retired. EVP, Georgia Power      49        Director, WellPoint, Inc.,
3435 Stelzer Road                      since            Co. and SVP, Southern Co.                  Director, UniSource Energy
Columbus, OH 43219                     November, 2004   (1998-2001).                               Corp.; Director, HomeBanc
11/12/40                                                                                           Corp. Trustee of STI Classic
                                                                                                   Variable Trust.
-------------------------------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      Indefinite:      Retired. Former Partner,         49        Trustee of STI Classic
3435 Stelzer Road                      since            Accenture.                                 Variable Trust.
Columbus, OH 43219                     November, 2004
07/13/35
-------------------------------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee      Indefinite:      Vice President and               49        Trustee of STI Classic
3435 Stelzer Road                      since            Controller, The Coca-Cola                  Variable Trust.
Columbus, OH 43219                     May, 2005        Co.
04/10/58
-------------------------------------------------------------------------------------------------------------------------------

   * Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)

                                               TERM OF
                                             OFFICE AND                             PRINCIPAL
                             POSITION(S)      LENGTH OF                           OCCUPATION(S)
   NAME, ADDRESS, AND         HELD WITH         TIME                                DURING THE
     DATE OF BIRTH            THE GROUP        SERVED                              PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
R. Jeffrey Young           President         Since 2004    Senior Vice President, Relationship Management, BISYS Fund
3435 Stelzer Road                                          Services since April 2002. Vice President, Client Services,
Columbus, OH 43219                                         BISYS Fund Services from May 1997 to April 2002.
08/22/64
-----------------------------------------------------------------------------------------------------------------------
David L. Hughes            Treasurer and     Since 2005    Vice President, Financial Administration, BISYS Fund
3435 Stelzer Road          CFO                             Services since February 2005. Assistant Vice President,
Columbus, OH 43219                                         Evergreen Investments from 2000 to 2004; Fund Accounting
01/25/63                                                   Manager, Fidelity Investments from 1998 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice    Since 2003    Chief Compliance Officer and Managing Director of Trusco
50 Hurt Plaza              President,                      Capital Management, Inc. since March 2003 and President of
Atlanta, Georgia 30303     Assistant                       Investment Industry Consultants, LLC since June 2000.
10/02/52                   Secretary and                   Director of Compliance at INVESCO, Inc. from March 1995 to
                           CCO                             June 2000.
-----------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary         Since 2005    Senior Counsel, Legal Services, BISYS Fund Services since
3435 Stelzer Road                                          December 2004. Director and Counsel, Investors Bank & Trust
Columbus, OH 43219                                         Company from October 1999 to November 2004.
07/08/46
-----------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant         Since 2004    Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary                       since January 2002. Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                         Compliance, BISYS Fund Services from June 1995 to January
04/07/67                                                   2002.
-----------------------------------------------------------------------------------------------------------------------
Julie M. Powers            Assistant         Since 2004    Senior Paralegal, Legal Services, BISYS Fund Services since
3435 Stelzer Road          Secretary                       June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine &
Columbus, OH 43219                                         Huber LLP from March 1998 to June 2000.
10/08/69
-----------------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges; and redemption fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                Beginning        Ending         Expense Paid      Expense Ratio
                                                              Account Value   Account Value    During Period*    During Period**
                                                                10/01/04         3/31/05      10/01/04-3/31/05   10/01/04-3/31/05
                                                              -------------   -------------   ----------------   ----------------
Florida Tax-Exempt Bond Fund....................  T Shares      $1,000.00       $  997.20          $3.34              0.67%
                                                  A Shares       1,000.00          997.20           4.23              0.85%
                                                  L Shares       1,000.00          994.30           7.11              1.43%
Georgia Tax-Exempt Bond Fund....................  T Shares       1,000.00        1,005.70           3.35              0.67%
                                                  A Shares       1,000.00        1,004.80           4.25              0.85%
                                                  L Shares       1,000.00        1,001.90           7.14              1.43%
High Income Fund................................  T Shares       1,000.00        1,037.30           3.61              0.71%
                                                  A Shares       1,000.00        1,037.10           5.18              1.02%
                                                  L Shares       1,000.00        1,033.70           7.15              1.41%
Investment Grade Bond Fund......................  T Shares       1,000.00        1,007.40           3.85              0.77%
                                                  A Shares       1,000.00        1,005.20           6.00              1.20%
                                                  L Shares       1,000.00        1,002.70           8.54              1.71%
Investment Grade Tax-Exempt Bond Fund...........  T Shares       1,000.00        1,001.00           3.84              0.77%
                                                  A Shares       1,000.00          998.90           5.93              1.19%
                                                  L Shares       1,000.00          996.30           8.51              1.71%
Limited-Term Federal Mortgage Securities Fund...  T Shares       1,000.00        1,002.20           3.24              0.65%
                                                  A Shares       1,000.00        1,001.00           4.44              0.89%
                                                  L Shares       1,000.00          999.90           6.58              1.32%
Maryland Municipal Bond Fund....................  T Shares       1,000.00        1,004.20           3.15              0.63%
                                                  L Shares       1,000.00          998.20           8.12              1.63%
North Carolina Tax-Exempt Bond Fund.............  T Shares       1,000.00          995.80           2.74              0.55%
                                                  A Shares(a)    1,000.00          991.10             --              0.00%
                                                  L Shares(a)    1,000.00          991.10             --              0.00%
Short-Term Bond Fund............................  T Shares       1,000.00          999.60           3.29              0.66%
                                                  A Shares       1,000.00          997.50           4.43              0.89%
                                                  L Shares       1,000.00          996.60           6.32              1.27%
Short-Term U.S. Treasury Securities Fund........  T Shares       1,000.00          998.70           3.24              0.65%
                                                  A Shares       1,000.00          997.80           4.13              0.83%
                                                  L Shares       1,000.00          996.40           5.57              1.12%
Strategic Income Fund...........................  T Shares       1,000.00        1,040.80           4.32              0.85%
                                                  A Shares       1,000.00        1,041.20           5.90              1.16%
                                                  L Shares       1,000.00        1,037.60           7.57              1.49%
U.S. Government Securities Fund.................  T Shares       1,000.00        1,007.60           3.85              0.77%
                                                  A Shares       1,000.00        1,004.70           5.85              1.17%
                                                  L Shares       1,000.00        1,001.80           8.68              1.74%
Virginia Intermediate Municipal Bond Fund.......  T Shares       1,000.00        1,000.40           3.54              0.71%
                                                  A Shares       1,000.00        1,000.00           3.99              0.80%
Virginia Municipal Bond Fund....................  T Shares       1,000.00        1,006.60           3.55              0.71%
                                                  A Shares       1,000.00        1,005.80           4.30              0.86%
                                                  L Shares       1,000.00        1,001.60           8.53              1.71%

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

** Annualized.

(a)Class commenced operations on March 21, 2005.

EXPENSE EXAMPLES (UNAUDITED)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Beginning        Ending         Expense Paid      Expense Ratio
                                                              Account Value   Account Value    During Period*    During Period**
                                                                10/01/04         3/31/05      10/01/04-3/31/05   10/01/04-3/31/05
                                                              -------------   -------------   ----------------   ----------------
Florida Tax-Exempt Bond Fund....................  T Shares      $1,000.00       $1,021.59          $3.38              0.67%
                                                  A Shares       1,000.00        1,020.69           4.28              0.85%
                                                  L Shares       1,000.00        1,017.80           7.19              1.43%
Georgia Tax-Exempt Bond Fund....................  T Shares       1,000.00        1,021.59           3.38              0.67%
                                                  A Shares       1,000.00        1,020.69           4.28              0.85%
                                                  L Shares       1,000.00        1,017.80           7.19              1.43%
High Income Fund................................  T Shares       1,000.00        1,021.39           3.58              0.71%
                                                  A Shares       1,000.00        1,019.85           5.14              1.02%
                                                  L Shares       1,000.00        1,017.90           7.09              1.41%
Investment Grade Bond Fund......................  T Shares       1,000.00        1,021.09           3.88              0.77%
                                                  A Shares       1,000.00        1,018.95           6.04              1.20%
                                                  L Shares       1,000.00        1,016.40           8.60              1.71%
Investment Grade Tax-Exempt Bond Fund...........  T Shares       1,000.00        1,021.09           3.88              0.77%
                                                  A Shares       1,000.00        1,019.00           5.99              1.19%
                                                  L Shares       1,000.00        1,016.40           8.60              1.71%
Limited-Term Federal Mortgage Securities Fund...  T Shares       1,000.00        1,021.69           3.28              0.65%
                                                  A Shares       1,000.00        1,020.49           4.48              0.89%
                                                  L Shares       1,000.00        1,018.35           6.64              1.32%
Maryland Municipal Bond Fund....................  T Shares       1,000.00        1,021.79           3.18              0.63%
                                                  L Shares       1,000.00        1,016.80           8.20              1.63%
North Carolina Tax-Exempt Bond Fund.............  T Shares       1,000.00        1,022.19           2.77              0.55%
                                                  A Shares(a)    1,000.00        1,024.93             --              0.00%
                                                  L Shares(a)    1,000.00        1,024.93             --              0.00%
Short-Term Bond Fund............................  T Shares       1,000.00        1,021.64           3.33              0.66%
                                                  A Shares       1,000.00        1,020.49           4.48              0.89%
                                                  L Shares       1,000.00        1,018.60           6.39              1.27%
Short-Term U.S. Treasury Securities Fund........  T Shares       1,000.00        1,021.69           3.28              0.65%
                                                  A Shares       1,000.00        1,020.79           4.18              0.83%
                                                  L Shares       1,000.00        1,019.35           5.64              1.12%
Strategic Income Fund...........................  T Shares       1,000.00        1,020.69           4.28              0.85%
                                                  A Shares       1,000.00        1,019.15           5.84              1.16%
                                                  L Shares       1,000.00        1,017.50           7.49              1.49%
U.S. Government Securities Fund.................  T Shares       1,000.00        1,021.09           3.88              0.77%
                                                  A Shares       1,000.00        1,019.10           5.89              1.17%
                                                  L Shares       1,000.00        1,016.26           8.75              1.74%
Virginia Intermediate Municipal Bond Fund.......  T Shares       1,000.00        1,021.39           3.58              0.71%
                                                  A Shares       1,000.00        1,020.94           4.03              0.80%
Virginia Municipal Bond Fund....................  T Shares       1,000.00        1,021.39           3.58              0.71%
                                                  A Shares       1,000.00        1,020.64           4.33              0.86%
                                                  L Shares       1,000.00        1,016.40           8.60              1.71%

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

** Annualized.

(a)Class commenced operations on March 21, 2005.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of the shareholders of STI Classic Funds (the "Funds") was held on November 15, 2004. At the meeting shareholders voted and approved the following proposal:

     Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

     The results of this meeting are presented below:

                                         RICHARD W. COURTS, II
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,079,484.413           57.607%                  99.775%
Withhold.............................     19,527,110.520             .130%                    .225%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                          THOMAS C. GALLAGHER
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,647,093,895.243           57.634%                  99.821%
Withhold.............................     15,512,699.690             .103%                    .179%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                            F. WENDELL GOOCH
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,646,942,792.353           57.632%                  99.819%
Withhold.............................     15,663,802.580             .105%                    .181%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                            SIDNEY E. HARRIS
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,726,038.293           57.611%                  99.782%
Withhold.............................     18,880,556.640             .126%                    .218%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                             WARREN Y. JOBE
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,699,091.683           57.611%                  99.782%
Withhold.............................     18,907,503.250             .126%                    .218%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                           CLARENCE H. RIDLEY
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,065,943.353           57.607%                  99.774%
Withhold.............................     19,540,651.580             .130%                    .226%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                            JAMES O. ROBBINS
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,422,544.023           57.609%                  99.779%
Withhold.............................     19,184,050.910             .128%                    .221%
Total................................  8,662,606,594.933           57.737%                 100.000%

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

                                           JONATHAN T. WALTON
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,647,114,982.373           57.634%                  99.821%
Withhold.............................     15,491,612.560             .103%                    .179%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                           CHARLES D. WINSLOW
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,530,202.353           57.610%                  99.780%
Withhold.............................     19,076,392.580             .127%                    .220%
Total................................  8,662,606,594.933           57.737%                 100.000%

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities during the period ended March 31, 2005 is available (1) without charge, upon request, by calling 1-800-428-6970, or on the Funds' website at www.sticlassicfunds.com, and (2) on the Securities and Exchange Commission's website at www.sec.gov.

Other Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review, or for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                     (This page intentionally left blank.)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               2005 ANNUAL REPORT

                     --------------------------------------

                         STI CLASSIC MONEY MARKET FUNDS

                       ----------------------------------

















                                                                  March 31, 2005



                            [STI CLASSIC FUNDS LOGO]

TABLE OF CONTENTS
================================================================================
STI CLASSIC MONEY MARKET FUNDS ANNUAL REPORT, MARCH 31, 2005

President and CIO Letter to Shareholders.......................................................................1

MANAGEMENT DISCUSSION AND ANALYSIS

Prime Quality Money Market Fund................................................................................3
Tax-Exempt Money Market Fund...................................................................................4
U.S. Government Securities Money Market Fund...................................................................5
U.S. Treasury Money Market Fund................................................................................6
Virginia Tax-Free Money Market Fund............................................................................7



SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Quality Money Market Fund................................................................................9
Tax-Exempt Money Market Fund..................................................................................13
U.S. Government Securities Money Market Fund..................................................................25
U.S. Treasury Money Market Fund...............................................................................27
Virginia Tax-free Money Market Fund...........................................................................29
Notes to Schedule of Portfolio Investments....................................................................33
Statements of Assets and Liabilities..........................................................................34
Statements of Operations......................................................................................35
Statements of Changes in Net Assets...........................................................................37
Financial Highlights..........................................................................................39
Notes to Financial Statements.................................................................................43
Report of Independent Registered Public Accounting Firm.......................................................51
Trustees and Officers of the STI Classic Funds................................................................52
Expense Examples..............................................................................................54
Special Meeting of Shareholders...............................................................................56

PRESIDENT AND CIO LETTER TO SHAREHOLDERS
================================================================================
MARCH 31, 2005


Dear Valued STI Classic Funds Shareholder,


The STI Classic Funds changed its official fiscal year end from May 31 to March
31. As a result, the "annual" shareholder letter this year will cover the 10 month period from June 1, 2004 through March 31, 2005. A great many pressures, policies, and events took place during this shorter time frame, and we will provide our perspective on how this has affected the direction and pace of the economy and financial markets.

Amid a firming economic backdrop and despite rising "headwinds," both the equity and bond markets registered net gains in the 10 month period ended March 31, 2005. The large-cap benchmark S&P 500 stock index rose 6.9% on a total return basis, while the Lehman Aggregate Bond Index gained 4.3%, though the path to both performances was anything but straight. Equities hovered in a trading range through the summer, before enjoying a post-election rally, while bond yields fell steadily through October, before bottoming and moving higher in the first quarter this year.

The economy demonstrated slow but steady and sustainable improvement throughout the past 10 months. For example, the stimulative effects of the previous tax cuts and mortgage rate declines faded as expected, and were gradually replaced with employment and income gains. Headline inflation remained near cycle lows for much of the period, though a combination of higher oil prices and emerging corporate pricing power signaled a turning point and an emerging upward trend. While the handoff from stimulus to sustainability was not exactly smooth, the evidence was adequate to convince the Federal Reserve Board (the "Fed") that the downside risks to the expansion were sufficiently reduced to begin raising short-term interest rates from the 1% low. Over the ensuing months, the Fed raised the overnight fed funds rate a total of seven times to 2.75% by March 31.

Several headwinds emerged as visible sources of restraint on growth during the period, and their influence persists today. These include:

- Higher energy prices: reduces discretionary income and raises operating costs
- Rising interest rates: raises cost of capital and slows housing
- Weaker dollar: raises the costs of imports and keeps upward pressure on rates
- Lower federal deficit: reduction of stimulus to supplement internal economic strength

In the fixed-income markets, three important trends affected relative performance and our strategy. The first trend was higher short-term interest rates and the flattening effect exerted on the shape of the yield curve. The spread between short and long maturity rates was near an extreme level, so we implemented a "barbell" maturity structure in our bond portfolios to take advantage of this possibility. The second factor was a further narrowing in the credit yield spread between Treasury and Corporate securities, due to signs of economic strength and improving liquidity. We maintained overweight positions in corporate bonds for much of the time to take advantage of this relative outperformance. Finally, the rising risk of higher inflation, combined with favorable supply/demand factors prompted us to establish an overweight position in Treasury Inflation-Index Securities, commonly referred to as TIPS. These strategies proved helpful to our shareholders as longer and shorter-term securities outperformed the middle of the yield curve, and corporate bonds outperformed Treasuries.

In the equity markets, oil and commodity price increases dominated stock performance. Energy stocks were the dominant sector, increasing 44% during the ten months, followed by utilities (+28%) and materials (+20%), though these last two sectors have relatively small market capitalizations. Performance in the larger technology (-3%), health care (-1%), and finance (2%) sectors lagged. The surge in energy stocks helped the value style outperform growth, while international stocks significantly outperformed the S&P 500. Also, small-cap stocks extended their outperformance string versus large-caps.

================================================================================


Looking ahead, we remain positive on the outlook for the economy and corporate profits, but the rate of growth in both is likely to slow closer to historical averages, due to rising interest rates and more difficult comparisons, respectively. Economic growth may slow temporarily over the near term, but we expect real Gross Domestic Product(1) growth rate to match or slightly exceed the 3.0% average. We believe core inflation may trend moderately higher, supporting the Fed's plan to raise interest rates gradually in the months ahead, and the dollar could be under downward pressure.

We believe equities can perform well relative to bonds in the projected environment, despite the headwinds discussed above, though the sectors with the strongest returns are likely to be quite different from those of the past ten months. In the bond markets, we see continuing growth and emerging inflation pushing bond yields moderately higher. However, with the yield curve relatively flat and credit yield spreads at narrow levels, relative outperformance in bonds, like stocks, should come from different sectors in the period ahead.

In closing, we want to take this opportunity to thank you again for investing in STI Classic Funds. We are continuing efforts to broaden fund offerings and expand choices, while maintaining our unwavering commitment to the strong, independent research and consistent investment discipline that has helped make STI Classic Funds a premier source of value for our clients.



Sincerely,


/s/ DOUGLAS S. PHILLIPS

Douglas S. Phillips, CFA
President and Chief Investment Officer
Trusco Capital Management



(1)The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

PRIME QUALITY MONEY MARKET FUND
================================================================================
PORTFOLIO MANAGER(S)

- E. Dean Speer, CPA, CFA
- Kimberly C. Maichle, CFA
- Greg Hallman


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE STI CLASSIC PRIME QUALITY MONEY MARKET FUND (THE "FUND") IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR PERIOD ENDED MARCH 31,
   2005?

A: The Fund was positioned for a rising rate environment by over weighting floating rate assets and maintaining short maturities. The Federal Reserve has increased interest rates seven times this cycle benefiting the performance of the Fund.

Q. HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe that the Federal Reserve could continue to raise interest rates as the economy continues to expand and to help guard against a rise in inflation. We anticipate that the Federal Reserve may continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. With this in mind we believe we have structured the portfolio to benefit from a rising rate policy by the Federal Reserve.

--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

                                 -------------------------------------------------------
YIELDS (as of March 31, 2005)       A SHARES          L SHARES           T SHARES
----------------------------------------------------------------------------------------
7 Day Average Yield                   1.89%            1.89%               2.09%
----------------------------------------------------------------------------------------
7 Day Effective Yield                 1.90%            1.90%               2.11%
----------------------------------------------------------------------------------------
30 Day Yield                          1.83%            1.83%               2.03%
----------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.


MATURITY COMPOSITION (as of March 31,2005)(1) as a percentage of total investments

1 Day                                                   15.0%
2-15 Days                                               32.8%
16-30 Days                                              21.3%
31-90 Days                                              29.7%
91-397 Days                                              1.2%


(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

TAX-EXEMPT MONEY MARKET FUND
================================================================================
PORTFOLIO MANAGER(S)

- Robert Bowman, CFA


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE STI CLASSIC TAX-EXEMPT MONEY MARKET FUND (THE "FUND") IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR PERIOD ENDED MARCH 31,
   2005?

A: We believe we positioned the Fund for a rising rate environment by overweighting floating rate assets and maintaining shorter maturities. The Federal Reserve increased interest rates seven times this cycle which was a benefit to the performance of the Fund.

Q: HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Federal Reserve could potentially raise interest rates at the upcoming meeting as the economy continues to expand and to help guard against a rise in inflation. We do anticipate the Federal Reserve may continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. With this in mind we feel we structured the portfolio to benefit from a rising rate policy by the Federal Reserve.


--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------


                                 ------------------------------------
YIELDS (as of March 31, 2005)       A SHARES          T SHARES
---------------------------------------------------------------------
7 Day Average Yield                   1.40%             1.55%
---------------------------------------------------------------------
7 Day Effective Yield                 1.40%             1.56%
---------------------------------------------------------------------
30 Day Yield                          1.23%             1.38%
---------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.


MATURITY COMPOSITION (as of March 31,2005)(1) as a percentage of total investments


1 Day                                                   5.9%
2-15 Days                                              81.6%
31-90 Days                                              2.7%
91-397 Days                                             9.8%



(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
================================================================================
PORTFOLIO MANAGER(S)

- Robert Bowman, CFA


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE STI CLASSIC U.S. GOVERNMENT SECURITIES MONEY MARKET FUND (THE "FUND") IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUND'S SHARES.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR PERIOD ENDED MARCH 31,
   2005?

A: The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining short maturities. The Federal Reserve has increased interest rates seven times this cycle benefiting the performance of the Fund.

Q: HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: Our outlook is that the Federal Reserve will raise interest rates at the upcoming meeting as the economy continues to expand and to guard against a rise in inflation. We do expect the Federal Reserve to continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. With this in mind the portfolio has been structured to benefit from a rising rate policy by the Federal Reserve.


--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

YIELDS (AS OF MARCH 31, 2005)        A SHARES          T SHARES
---------------------------------------------------------------------
7 Day Average Yield                   1.81%             1.98%
---------------------------------------------------------------------
7 Day Effective Yield                 1.83%             2.00%
---------------------------------------------------------------------
30 Day Yield                          1.73%             1.90%
---------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.


MATURITY COMPOSITION (as of March 31, 2005)(1)
  AS A PERCENTAGE OF TOTAL INVESTMENTS

1 Day                                                   19.8%
2-15 Days                                               18.8%
16-30 Days                                              25.3%
31-90 Days                                              26.1%
91-397 Days                                             10.0%


(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

U.S. TREASURY MONEY MARKET FUND
================================================================================
PORTFOLIO MANAGER(S)

- E. Dean Speer, CPA, CFA
- Kimberly C. Maichle, CFA
- Greg Hallman


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE STI CLASSIC U.S. TREASURY MONEY MARKET FUND (THE "FUND") IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUND'S SHARES.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR PERIOD ENDED MARCH 31,
   2005?

A: We positioned for a rising rate environment by maintaining short a maturity.
   During the reporting period the Federal Reserve increased interest rates seven times, these increases benefitted the Funds overall performance for the period.

Q: HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We anticipate that the Federal Reserve could potentially raise interest rates at the upcoming meeting as the economy continues to expand and to guard against a rise in inflation. We estimate that the Federal Reserve could continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. In our opinion, the portfolio has been structured to benefit from a rising rate policy by the Federal Reserve.


--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

                                 ------------------------------------
YIELDS (as of March 31, 2005)       A SHARES          T SHARES
---------------------------------------------------------------------
7 Day Average Yield                   1.76%             1.90%
---------------------------------------------------------------------
7 Day Effective Yield                 1.77%             1.92%
---------------------------------------------------------------------
30 Day Yield                          1.70%             1.84%
---------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.


MATURITY COMPOSITION (as of March 31,2005)(1) as a percentage of total investments

1 Day                                                   51.0%
2-15 Days                                               28.4%
16-30 Days                                               7.3%
31-90 Days                                               5.9%
91-397 Days                                              7.4%


(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

--------------------------------------------------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Robert Bowman, CFA


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE STI CLASSIC VIRGINIA TAX-FREE MONEY MARKET FUND (THE "FUND") IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE GEOGRAPHICAL CONCENTRATION OF PORTFOLIO HOLDINGS IN THIS FUND MAY INVOLVE INCREASED RISK.

CERTAIN SHAREHOLDERS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM
TAX (AMT). FEDERAL INCOME TAX RULES WILL APPLY TO ANY CAPITAL GAINS
DISTRIBUTIONS.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR PERIOD ENDED MARCH 31,
   2005?

A: The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining short maturities. The Federal Reserve has increased interest rates seven times this cycle benefiting the performance of the Fund.

Q: HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: Our outlook is that the Federal Reserve will raise interest rates at the upcoming meeting as the economy continues to expand and to guard against a rise in inflation. We do expect the Federal Reserve to continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. Therefore, we believe we have structured the portfolio to benefit from a rising rate policy by the Federal Reserve.


--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

                                  -----------------------------------
YIELDS (as of March 31, 2005)       A SHARES          T SHARES
---------------------------------------------------------------------
7 Day Average Yield                   1.39%             1.59%
---------------------------------------------------------------------
7 Day Effective Yield                 1.40%             1.61%
---------------------------------------------------------------------
30 Day Yield                          1.22%             1.43%
---------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.


MATURITY COMPOSITION (as of March 31,2005)(1) as a percentage of total investments


1 Day                                                   3.7%
2-15 Days                                              96.0%
91-397 Days                                             0.3%



(1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                      (This page intentionally left blank.)

                               INVESTMENT ADVISER:

                         TRUSCO CAPITAL MANAGEMENT, INC.

               This information must be preceded or accompanied by
                  a current prospectus for each Fund described.
                An investor should consider the Fund's investment
            objectives, risks, charges and expenses carefully before
              investing or sending money. This and other important
                information about STI Classic Funds can be found
              in the Fund's prospectus. For additional information
              please call 1-800-428-6970, option 1, or by visiting
               our Website at www.sticlassicfunds.com. Please read
                   the prospectus carefully before investing.



                                  DISTRIBUTOR:

                             BISYS FUND SERVICES LP



           -----------------------------------------------------------
              Not FDIC Insured - No Bank Guarantee - May Lose Value
           -----------------------------------------------------------










                            [STI CLASSIC FUNDS LOGO]

                                                                  STI-AR-MM 0305
                                                                           06/05

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

PRIME QUALITY MONEY MARKET FUND

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
CERTIFICATES OF DEPOSIT (25.7%)
BANKS (18.5%)
  ABN AMRO Bank N.V.,
    2.620%, 04/21/05               $ 25,000    $   25,000
  Barclays Bank PLC,
    2.810%, 05/02/05                 50,000        50,000
  Barclays Bank PLC,
    2.730%, 05/11/05                 40,000        40,000
  BNP Paribas,
    2.768%, 08/23/05 (b)             60,000        59,991
  BNP Paribas,
    2.605%, 10/03/05 (b)             65,000        64,986
  Branch Banking & Trust Co.,
    2.695%, 04/19/05 (e)             75,000        75,000
  Canadian Imperial Bank of
    Commerce,
    2.800%, 04/29/05 (b)             70,000        69,999
  Canadian Imperial Bank of
    Commerce,
    2.790%, 05/31/05 (b)             50,000        49,998
  Credit Lyonnais,
    2.646%, 04/04/05 (b)            100,000       100,000
  Credit Suisse First Boston LLC,
    2.520%, 04/05/05 (b)             50,000        50,000
  Credit Suisse First Boston LLC,
    2.814%, 11/18/05 (b)             40,000        40,000
  Deutsche Bank AG,
    2.760%, 05/23/05                 50,000        50,001
  First Tennessee Bank,
    2.150%, 04/06/05                 50,000        49,997
  HSBC Bank PLC,
    2.815%, 05/24/05                 25,000        24,999
  Lloyds TSB Group PLC,
    2.500%, 05/31/05                 50,000        50,000
  Marshall & Ilsley Corp.,
    2.960%, 06/17/05                 50,000        50,001
  Marshall & Ilsley Corp.,
    3.020%, 06/29/05                 30,000        30,000
  Toronto-Dominion Bank (The),
    2.510%, 04/04/05                100,000       100,000
                                               ----------
                                                  979,972
                                               ----------
DIVERSIFIED FINANCIAL SERVICES (7.2%)
  Dresdner Bank AG,
    2.570%, 04/07/05                 50,000        50,000
  Greenwich Capital Holdings,
    Inc.,
    2.650%, 10/17/05 (b)             25,000        24,998

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Greenwich Capital Holdings,
    Inc.,
    2.680%, 11/29/05 (b)           $ 50,000    $   50,000
  HBOS Treasury Services,
    2.705%, 05/03/05                 75,000        75,000
  Liquid Funding Ltd.,
    2.770%, 10/14/05 (b) (d)         30,000        29,998
  Morgan Stanley,
    2.760%, 12/13/05 (b)             30,000        30,000
  Royal Bank of Scotland,
    2.810%, 05/03/05                 22,000        22,000
  Societe Generale,
    2.550%, 04/11/05                100,000       100,001
                                               ----------
                                                  381,997
                                               ----------
Total Certificates of Deposit
  (Cost $1,361,969)                             1,361,969
                                               ----------
COMMERCIAL PAPER (32.1%)
AGRICULTURE (0.7%)
  Cargill, Inc.,
    2.744%, 04/05/05 (c) (d)         38,093        38,081
                                               ----------
BANKS (7.2%)
  Australia & New Zealand Banking
    Group Ltd. Delaware,
    2.827%, 05/03/05 (c)              5,300         5,287
  Australia & New Zealand Banking
    Group Ltd. Delaware,
    2.718%, 05/09/05 (c) (d)         50,000        49,858
  Credit Suisse First Boston USA,
    Inc.,
    2.881%, 06/07/05 (c) (d)         35,000        34,814
  DnB Nor Bank ASA,
    2.850%, 04/01/05 (c)            100,000        99,999
  Northern Rock PLC,
    3.001%, 06/14/05 (c) (d)         10,500        10,436
  Northern Rock PLC,
    3.110%, 07/18/05 (c) (d)         34,750        34,429
  Spintab AB,
    2.526%, 04/04/05 (c)             50,000        49,990
  Spintab AB,
    2.541%, 04/05/05 (c)            100,025        99,996
                                               ----------
                                                  384,809
                                               ----------
COSMETICS/PERSONAL CARE (0.5%)
  Procter & Gamble Co., (The)
    2.972%, 06/14/05 (c) (d)         26,000        25,842
                                               ----------

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (17.2%)
  Atlantis One Funding Corp.,
    2.627%, 04/21/05 (c) (d)       $ 25,000    $   24,964
  Ciesco LLC,
    2.739%, 05/16/05 (c)             50,000        49,830
  CIT Group, Inc.,
    2.706%, 05/04/05 (c)             50,000        49,877
  CIT Group, Inc.,
    2.996%, 06/01/05 (c)              6,100         6,069
  Compass Securitization LLC,
    2.805%, 04/14/05 (c) (d)          1,936         1,934
  Compass Securitization LLC,
    2.805%, 04/15/05 (c) (d)          5,870         5,864
  Compass Securitization LLC,
    2.806%, 04/29/05 (c) (d)          9,090         9,070
  Compass Securitization LLC,
    2.840%, 05/25/05 (c) (d)         45,570        45,377
  Dexia Delaware LLC,
    2.742%, 05/04/05 (c)             28,700        28,628
  Dexia Delaware LLC,
    2.829%, 05/23/05 (c)             15,000        14,939
  Dorada Finance, Inc.,
    2.556%, 04/08/05 (c) (d)         22,445        22,434
  Dorada Finance, Inc.,
    2.637%, 04/20/05 (c) (d)         25,000        24,965
  Dorada Finance, Inc.,
    2.857%, 05/23/05 (c) (d)         11,663        11,615
  Dresdner US Financial,
    2.556%, 04/07/05 (c)             85,000        84,964
  General Electric Capital Corp.,
    2.923%, 05/24/05 (c)             21,239        21,148
  Goldman Sachs Group, Inc.
    (The), 2.802%, 04/04/05 (c)      40,000        39,991
  ING Funding,
    2.717%, 05/10/05 (c)             21,215        21,153
  International Lease Finance
    Corp., 2.727%, 05/11/05 (c)      20,000        19,940
  Mane Funding Corp.,
    2.807%, 04/22/05 (c) (d)         25,000        24,959
  Mane Funding Corp.,
    2.982%, 06/13/05 (c) (d)         50,000        49,700
  Mane Funding Corp.,
    3.002%, 06/23/05 (c) (d)         25,000        24,828
  Mane Funding Corp.,
    3.023%, 06/24/05 (c) (d)         25,000        24,825
  New Center Asset Trust,
    2.803%, 04/07/05 (c)             11,770        11,765

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  New Center Asset Trust,
    2.804%, 04/11/05 (c)           $  2,489    $    2,487
  New Center Asset Trust,
    2.805%, 04/13/05 (c)              1,900         1,898
  Sigma Finance, Inc.,
    2.546%, 04/05/05 (c) (d)         50,000        49,986
  Sigma Finance, Inc.,
    2.527%, 04/13/05 (c) (d)         25,000        24,979
  SLM Corp.,
    2.850%, 04/01/05 (c) (d)         75,000        75,000
  Societe Generale,
    2.762%, 04/01/05 (c)             25,000        25,000
  UBS Financial Services, Inc.,
    2.791%, 04/01/05 (c)             30,000        30,000
  UBS Financial Services, Inc.,
    2.870%, 05/13/05 (c)             50,000        49,833
  Westpac Capital Corp.,
    2.627%, 04/21/05 (c)             25,000        24,964
  Westpac Capital Corp.,
    2.996%, 06/16/05 (c)              6,000         5,962
                                               ----------
                                                  908,948
                                               ----------
INSURANCE (4.7%)
  ING North America Insurance
    Corp., 2.668%, 04/27/05 (c)      50,000        49,904
  ING North America Insurance
    Corp., 2.779%, 05/18/05 (c)      58,750        58,539
  ING North America Insurance
    Corp., 2.891%, 06/06/05 (c)      25,000        24,868
  Swiss RE Financial Services
    Corp.,
    2.566%, 04/11/05 (c) (d)         50,000        49,966
  Swiss RE Financial Services
    Corp.,
    2.606%, 04/13/05 (c) (d)         25,000        24,978
  Swiss RE Financial Services
    Corp.,
    2.637%, 04/20/05 (c) (d)         25,000        24,965
  Swiss RE Financial Services
    Corp.,
    2.718%, 05/10/05 (c) (d)         15,000        14,956
                                               ----------
                                                  248,176
                                               ----------
MISCELLANEOUS MANUFACTURER (0.2%)
  Illinois Tool Works, Inc.,
    3.020%, 06/20/05 (c)             13,250        13,162
                                               ----------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

PRIME QUALITY MONEY MARKET FUND -- CONTINUED

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
OIL & GAS (1.6%)
  Shell Finance UK PLC,
    2.921%, 06/10/05 (c)           $ 47,250    $   46,984
  Total Capital,
    2.850%, 04/01/05 (c) (d)         36,373        36,373
                                               ----------
                                                   83,357
                                               ----------
Total Commercial Paper
  (Cost $1,702,375)                             1,702,375
                                               ----------
CORPORATE BONDS (38.3%)
BANKS (7.7%)
  Bank of America Corp.,
    7.875%, 05/16/05                  7,435         7,491
  Bank of Ireland,
    2.719%, 04/11/05 (b)             21,000        21,000
  Bank of New York Co., Inc.
    (The), 2.870%, 05/27/08 (b)
    (d)                              25,000        25,000
  DEPFA Bank PLC,
    2.990%, 12/15/05 (b) (d)        125,000       125,000
  National City Bank,
    2.790%, 12/29/05 (b)             10,000         9,998
  Northern Rock PLC,
    3.000%, 12/09/08 (b) (d)        101,500       101,512
  Norwest Corp., Ser F,
    6.500%, 06/01/05                  2,775         2,795
  Wachovia Corp.,
    7.450%, 07/15/05                  7,721         7,828
  Wells Fargo & Co.,
    2.870%, 09/14/05 (b)             51,000        51,000
  Wells Fargo & Co.,
    2.780%, 07/15/09 (b) (d)         50,000        50,000
  Wells Fargo & Co., Ser C,
    2.766%, 10/08/08 (b)             10,000        10,000
                                               ----------
                                                  411,624
                                               ----------
COMPUTERS (0.5%)
  IBM Corp.,
    2.725%, 03/08/06, Callable
    05/08/05 @ 100 (b) (d)           25,000        25,002
                                               ----------
DIVERSIFIED FINANCIAL SERVICES (24.9%)
  American Express Bank FSB,
    2.810%, 04/29/05 (b)             25,000        25,000
  American Express Credit Corp.,
    Ser B, 2.826%, 03/05/08 (b)      90,000        90,000
  AT&T Capital Corp., Ser F,
    6.600%, 05/15/05                 11,647        11,710
  Bear Stearns & Co., Inc.,
    2.860%, 10/28/05 (b)            125,000       125,001
  Bear Stearns & Co., Inc., Ser
    B,
    3.125%, 05/23/05 (b)              5,100         5,107

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Beta Finance, Inc.,
    2.687%, 05/18/05 (b) (d)       $122,000    $  121,996
  BMW US Capital LLC,
    4.231%, 06/07/05                100,000       100,362
  Capital One Auto Finance Trust,
    Ser 2004-B,
    2.800%, 10/17/05 (b)             10,407        10,407
  CIT Group, Inc.,
    3.160%, 07/29/05 (b)              7,500         7,510
  CIT Group, Inc.,
    7.625%, 08/16/05                 23,117        23,518
  Dorada Finance, Inc.,
    2.870%, 07/15/05 (b) (d)         50,000        50,007
  General Electric Capital Corp.,
    2.860%, 07/09/07 (b)             69,000        69,000
  General Electric Capital Corp.,
    Ser A, 7.500%, 05/15/05           2,000         2,012
  General Electric Capital Corp.,
    Ser A, 2.474%, 06/28/55 (b)       5,760         5,701
  General Electric Capital Corp.,
    Ser A, 2.474%, 06/30/55 (b)       2,250         2,227
  Goldman Sachs Group, Inc.
    (The), Ser 2, 2.800%,
    08/14/09 (b) (d)                100,000       100,000
  Heller Financial, Inc.,
    8.000%, 06/15/05                  7,142         7,224
  Household Finance Corp.,
    2.810%, 10/25/05 (b)             50,000        50,000
  Household Finance Corp.,
    2.810%, 10/28/05 (b)             50,000        49,999
  Lehman Brothers Holdings, Inc.,
    Ser G, 3.006%, 04/05/05 (b)      10,000        10,000
  Liberty Lights US Capital,
    2.655%, 02/01/06 (b) (d)         50,000        50,000
  Liberty Lights US Capital,
    2.711%, 02/07/06 (b) (d)         25,000        25,000
  Liquid Funding Ltd.,
    2.746%, 11/07/05 (b) (d)        115,000       114,989
  Merrill Lynch & Co., Inc., Ser
    1, 2.720%, 02/03/09 (b)          30,000        30,000
  Morgan Stanley,
    2.810%, 08/15/05 (b)             75,000        75,000
  Morgan Stanley,
    2.865%, 08/13/10 (b)             48,500        48,500
  Norwest Financial, Inc.,
    7.600%, 05/03/05                  3,700         3,719
  Sigma Finance, Inc.,
    2.885%, 08/05/05 (b) (d)         50,000        50,012

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Sigma Finance, Inc.,
    2.760%, 10/11/05 (b) (d)       $ 25,000    $   24,997
  Toyota Motor Credit Corp.,
    2.820%, 09/09/05 (b)             39,000        39,019
                                               ----------
                                                1,328,017
                                               ----------
ELECTRIC (0.8%)
  Georgia Power Co.,
    2.760%, 04/15/05 (b)             40,000        40,002
                                               ----------
INSURANCE (0.7%)
  Jefferson-Pilot Capital Corp.,
    2.860%, 02/17/11 (b) (d)         35,000        35,000
                                               ----------
PHARMACEUTICALS (1.4%)
  Pfizer, Inc.,
    2.706%, 10/07/05 (b) (d)         75,000        75,000
                                               ----------
TELECOMMUNICATIONS (2.3%)
  BellSouth Corp.,
    4.119%, 04/26/05 (b) (d)        125,000       125,212
                                               ----------
Total Corporate Bonds
  (Cost $2,039,857)                             2,039,857
                                               ----------
MASTER NOTES (3.4%)
BANKS (3.4%)
  Bank of America,
    2.945%, 09/14/05 (b)            180,000       180,000
                                               ----------
Total Master Notes
  (Cost $180,000)                                 180,000
                                               ----------
REPURCHASE AGREEMENTS (1.2%)
  Bear Stearns & Co., Inc.,
    2.830%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $9,743,479
    (collateralized by U.S.
    Government Agencies, DN, due
    04/01/35; total market value
    $9,937,887)                       9,743         9,743
  BNP Paribas, 2.820%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase price
    $10,908,437 (collateralized
    by U.S. Government Agencies,
    3.875%, due 02/15/10; total
    market value $11,126,506)        10,907        10,907

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Lehman Brothers, Inc., 2.840%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $10,669,898
    (collateralized by U.S.
    Government Agencies,
    5.000%, due 02/01/34; total
    market value $10,881,820)      $ 10,669    $   10,669
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $10,227,290
    (collateralized by U.S.
    Government Agencies,
    5.500%, due
    03/01/25-03/01/34; total
    market value $10,431,155)        10,227        10,227
  Morgan Stanley, 2.870%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase price
    $10,583,042 (collateralized
    by U.S. Government Agencies,
    3.380%, due 04/01/41; total
    market value $10,824,017)        10,582        10,582
  UBS Warburg LLC, 2.840%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase price
    $9,108,959 (collateralized by
    U.S. Government Agencies,
    4.500%, due 06/15/30; total
    market value $9,290,754)          9,108         9,108
                                               ----------
Total Repurchase Agreements
  (Cost $61,236)                                   61,236
                                               ----------
Total Investments
  (Cost $5,345,437)(a) -- 100.7%                5,345,437
Liabilities in excess of other
  assets -- (0.7)%                                (36,944)
                                               ----------
Net Assets -- 100.0%                           $5,308,493
                                               ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
MUNICIPAL BONDS (99.7%)
ALABAMA (3.7%)
  Birmingham Special Care
    Facilities Financing
    Authority, Ser PT 510, RB,
    2.370%, 11/15/20, LOC:
    Merrill Lynch & Co., Inc.
    (b)                           $   14,080   $   14,080
  Birmingham-Carraway Special
    Care Facilities Financing
    Authority, Carraway
    Methodist Health Project,
    Ser A, RB, 2.320%, 08/15/28,
    LOC: AmSouth Bank (b)              9,695        9,695
  Cherokee Industrial
    Development Board, The BOC
    Group Project, RB, 2.290%,
    04/01/08, LOC: Wachovia Bank
    of Georgia (b)                     3,500        3,500
  Covington County, GO Warrants,
    2.220%, 06/01/32, LOC:
    SouthTrust Bank N.A. (b)           2,355        2,355
  Daphne-Villa Mercy Special
    Care Facilities Financing
    Authority, Mercy Medical
    Project, RB, 2.280%,
    12/01/27, LOC: AmSouth Bank
    (b)                               12,800       12,800
  Marion Educational Building
    Authority, Judson College
    Project, RB, 2.170%,
    01/01/33, LOC: SouthTrust
    Bank N.A. (b)                      6,620        6,620
                                               ----------
                                                   49,050
                                               ----------
ARIZONA (0.3%)
  Agricultural Improvement &
    Power District, Salt River
    Project, Ser SG-10, RB,
    2.320%, 01/01/30 (b)               3,700        3,700
                                               ----------
ARKANSAS (0.2%)
  Springdale Sales & Use Tax,
    RB, 3.000%, 07/01/05, MBIA         2,305        2,313
                                               ----------

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
CALIFORNIA (0.6%)
  CSUCI Financing Authority,
    Rental Housing Project, RB,
    1.600%, 08/01/31, LOC:
    Citibank N.A. (b)             $    6,100   $    6,100
  Sacramento City Financing
    Authority, Ser PA 835, RB,
    2.300%, 12/01/08, AMBAC (b)        1,900        1,900
                                               ----------
                                                    8,000
                                               ----------
COLORADO (0.4%)
  Colorado Housing & Finance
    Authority, St. Moritz
    Project, Ser H, RB, 2.260%,
    10/15/16, FNMA (b)                 5,515        5,515
                                               ----------
CONNECTICUT (2.4%)
  Connecticut State Health &
    Educational Facilities
    Authority, Ser PT-905, RB,
    2.200%, 08/12/19, Callable
    05/10/05 @ 101, FGIC (b)          19,125       19,125
  Connecticut State Special
    Obligation Rate Reduction,
    Ser A, RB, 3.000%, 06/30/05       12,975       13,019
                                               ----------
                                                   32,144
                                               ----------
DISTRICT OF COLUMBIA (1.2%)
  District of Columbia, Planned
    Parenthood Project, RB,
    2.300%, 12/01/29, LOC: Bank
    of America N.A. (b)                6,345        6,345
  District of Columbia, The
    Phillips Collection Issue,
    RB, 2.300%, 08/01/33, LOC:
    Bank of America N.A. (b)           6,000        6,000
  District of Columbia, Thurgood
    Marshall Center Trust, RB,
    2.270%, 11/01/27, LOC:
    Branch Banking & Trust Co.
    (b)                                3,470        3,470
                                               ----------
                                                   15,815
                                               ----------

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
FLORIDA (6.6%)
  De Soto County Industrial
    Development, Tremron
    Project, RB, 2.370%,
    11/01/15, LOC: Branch
    Banking & Trust Co. (b)       $    4,000   $    4,000
  Florida Housing Finance
    Agency, Bainbridge Project,
    Ser M, RB, AMT, 2.300%,
    12/01/25, FNMA (b)                 6,270        6,270
  Florida Housing Finance Corp.,
    Brentwood Club Apartments
    Project, Ser A-1, RB, AMT,
    2.300%, 01/15/35, FNMA (b)        10,400       10,400
  Florida Housing Finance Corp.,
    St. Andrews Pointe
    Apartments Project, Ser E-1,
    RB, AMT, 2.300%, 06/15/36,
    FNMA (b)                           8,615        8,615
  Florida Housing Finance Corp.,
    Stone Harbor Apartments
    Project, Ser K, RB, AMT,
    2.320%, 07/15/36, LOC:
    AmSouth Bank (b)                   5,560        5,560
  Hillsborough County Industrial
    Development Authority,
    Independent Day School
    Project, RB, 2.350%,
    09/01/26, LOC: Bank of
    America N.A. (b)                   4,300        4,300
  Jacksonville Economic
    Development Commission,
    Goodwill Industries of North
    Florida Project, RB, 2.170%,
    07/01/23, LOC: SouthTrust
    Bank N.A. (b)                      3,100        3,100
  Lee County Housing Finance
    Authority, Ser PT-611,
    1.650%, 03/01/34 (b)               1,290        1,290
  Manatee County St. Stephens
    Upper School Project, RB,
    2.350%, 11/01/25, LOC: Bank
    of America N.A. (b)                3,300        3,300
  Miami-Dade County Industrial
    Development Authority,
    Gulliver Schools Project,
    RB, 2.350%, 09/01/29, LOC:
    Bank of America N.A. (b)           7,150        7,150

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
FLORIDA--CONTINUED
  Orange County Housing Finance
    Authority, Charleston Club
    Apartments Project, Ser A,
    RB, AMT, 2.300%, 07/15/34,
    FNMA (b)                      $    7,000   $    7,000
  Santa Rosa County Health
    Facilities Authority,
    Baptist Hospital, Inc.
    Project, RB, 2.300%,
    10/01/21, LOC: Bank of
    America N.A. (b)                   8,100        8,100
  Sarasota County Health
    Facility Authority, Bay
    Village Project, RB, 2.350%,
    12/01/23, LOC: Bank of
    America N.A. (b)                   4,200        4,200
  Tampa Bay Water Utility
    System, Regional Water
    Supply Authority, RB, AMT,
    2.350%, 10/01/31, LOC: Bank
    of America N.A. (b)                9,200        9,200
  University of North Florida
    Foundation, Inc., Parking
    Systems Project, RB, 2.300%,
    05/01/28, LOC: First Union
    National Bank (b)                  5,500        5,500
                                               ----------
                                                   87,985
                                               ----------
GEORGIA (1.8%)
  Atlanta Airport, Ser 313, RB,
    AMT, 2.380%, 01/01/18, FGIC
    (b)                                3,335        3,335
  Cobb County Development
    Authority, Kennesaw State
    University Project, RB,
    2.290%, 11/01/18, AMBAC (b)        5,030        5,030
  Houston County Development
    Authority, Clean Control
    Corp. Project, RB, AMT,
    2.370%, 06/01/20, LOC:
    Branch Banking & Trust Co.
    (b)                                2,800        2,800
  Metropolitan Atlanta Rapid
    Transit Authority, Ser
    SG-57, RB, 2.320%, 07/01/20,
    AMBAC (b)                          5,000        5,000

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
GEORGIA--CONTINUED
  Savannah Economic Development
    Authority, Consolidated
    Utilites, Inc. Project, RB,
    AMT, 2.370%, 12/01/19, LOC:
    Branch Banking & Trust Co.
    (b)                           $    2,190   $    2,190
  Savannah Economic Development
    Authority, Kennickell
    Printing Co. Project, RB,
    AMT, 2.370%, 09/01/11, LOC:
    Branch Banking & Trust Co.
    (b)                                1,620        1,620
  Toombs County Hospital
    Authority, Meadows Regional
    Medical Center Project, RB,
    2.270%, 12/01/17, LOC:
    Branch Banking & Trust Co.
    (b)                                4,700        4,700
                                               ----------
                                                   24,675
                                               ----------
HAWAII (0.4%)
  Hawaii State Airport System,
    Ser PA-1110, RB, AMT,
    1.650%, 07/01/09, FGIC (b)         4,995        4,995
                                               ----------
IDAHO (0.1%)
  Idaho Housing & Finance
    Assoc., Ser PA-115, 2.370%,
    01/01/27, LOC: Merrill Lynch
    Capital Services (b)                 821          821
                                               ----------
ILLINOIS (13.4%)
  Bloomington-Normal Airport
    Authority, GO, 2.350%,
    01/01/12, LOC: Bank One N.A.
    (b)                                  700          700
  Chicago Airport Special
    Facilities, Centerpoint
    O'Hare LLC Project, RB, AMT,
    2.350%, 09/01/32, LOC: Bank
    One N.A. (b)                       2,800        2,800
  Chicago Waterworks, Merlots
    Project, Ser A 02, GO,
    2.275%, 11/01/30 (b)              14,940       14,940

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
ILLINOIS--CONTINUED
  Chicago, Merlots Project, Ser
    WWW, GO, 2.350%, 01/01/22,
    AMBAC (b)                     $   11,000   $   11,000
  Illinois Development Finance
    Authority, Ser PT 515, RB,
    2.370%, 06/01/06, Callable
    04/25/05 @ 101, LOC: Danske
    Bank A/S (b)                      28,000       28,000
  Illinois Educational
    Facilities Authority,
    Chicago Children's Museum
    Project, RB, 2.300%,
    02/01/28, LOC: Bank One N.A.
    (b)                                1,600        1,600
  Illinois Educational
    Facilities Authority, Museum
    of Science & Industry
    Project, RB, 2.300%,
    11/01/15, LOC: Northern
    Trust Co. (b)                      4,500        4,500
  Illinois Finance Authority,
    Alexian Brothers Health
    Project, RB, 2.120%,
    04/01/35, LOC: Bank One N.A.
    (b)                               46,000       46,000
  Illinois Health Facilities
    Authority, Advocate Health
    Care Project, Ser B, RB,
    2.340%, 08/15/22 (b)               2,100        2,100
  Illinois Health Facilities
    Authority, Proctor Hospital
    Project, RB, 2.300%,
    01/01/12, LOC: Bank One N.A.
    (b)                                3,400        3,400
  Illinois Housing Development
    Authority, Illinois Center
    Apartments Project, RB,
    2.280%, 01/01/08 (b)              20,935       20,935
  Illinois State Merlots
    Project, Ser B04, GO,
    2.350%, 12/01/24, Callable
    12/01/12 @ 100, FSA (b)            7,230        7,230

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
ILLINOIS--CONTINUED
  Lockport Industrial
    Development, Panduit Corp.
    Project, RB, AMT, 2.380%,
    04/01/25, LOC: Fifth Third
    Bank (b)                      $    2,000   $    2,000
  Macon County Millikin
    University Project, RB,
    2.300%, 10/01/28, AMBAC (b)        5,850        5,850
  Naperville Heritage YMCA
    Group, Inc. Project, RB,
    2.170%, 12/01/29, LOC: Fifth
    Third Bank (b)                     7,600        7,600
  Regional Transportation
    Authority, Ser SG-82,
    2.320%, 06/01/25 (b)              17,500       17,500
  Savanna Industrial
    Development, Metform Corp.
    Project, Ser A, RB, AMT,
    2.350%, 05/01/14, LOC: Bank
    One N.A. (b)                         500          500
  Savanna Industrial
    Development, Metform Corp.
    Project, Ser B, RB, AMT,
    2.350%, 06/01/09, LOC: Bank
    One N.A. (b)                       1,400        1,400
  Wheeling Industrial
    Development, Circuit
    Service, Inc. Project, RB,
    AMT, 2.450%, 04/01/18, LOC:
    Bank One Illinois N.A. (b)         1,600        1,600
                                               ----------
                                                  179,655
                                               ----------
INDIANA (3.4%)
  Elkhart County Economic
    Development, Holly Park,
    Inc. Project, RB, AMT,
    2.450%, 02/01/10, LOC: Bank
    One Indiana N.A. (b)               1,300        1,300
  Fort Wayne Economic
    Development, Notre Dame
    Technical Project, RB, AMT,
    2.350%, 07/01/09, LOC: Bank
    One N.A. (b)                       1,000        1,000

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
INDIANA--CONTINUED
  Indiana Bond Bank, RB, 2.320%,
    02/01/22, Callable 02/01/15
    @ 100, FGIC (b)               $    5,190   $    5,190
  Indiana Development Finance
    Authority, Christel House
    Project, RB, 2.170%,
    02/01/23, LOC: Fifth Third
    Bank (b)                           6,620        6,620
  Indiana Development Finance
    Authority, Culver
    Educational Foundation
    Project, RB, 2.300%,
    01/01/32, LOC: Northern
    Trust Co. (b)                     12,700       12,700
  Indiana Development Finance
    Authority, Indiana
    Historical Society Project,
    RB, 2.300%, 08/01/31, LOC:
    Bank One Indiana N.A. (b)          1,200        1,200
  Indiana Health Facility
    Financing Authority, Clarian
    Health Partners, Inc.
    Project, Ser B, RB, 2.300%,
    02/15/26, LOC: JPMorgan
    Chase & Co. (b)                    2,000        2,000
  La Porte County Economic
    Development, Pedcor
    Investments-Woodland
    Project, RB, AMT, 2.390%,
    10/01/29, FHLB (b)                 1,200        1,200
  Marshall County Economic
    Development, Culver
    Educational Foundation
    Project, RB, 2.300%,
    01/01/35, LOC: Bank One N.A.
    (b)                                8,300        8,300
  MSD Warren Township Vision
    2005 School Building Corp.,
    Merlots Project, Ser A52,
    RB, 2.350%, 07/15/20, FGIC
    (b)                                6,600        6,600
                                               ----------
                                                   46,110
                                               ----------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
IOWA (0.4%)
  Iowa Higher Education Loan
    Authority, Private
    College -- Graceland
    Project, RB, 2.350%,
    02/01/33, LOC: Bank of
    America N.A. (b)              $    3,700   $    3,700
  Sac County Industrial, Evapco,
    Inc. Project, RB, AMT,
    2.400%, 07/01/16, LOC: Bank
    of America N.A. (b)                2,620        2,620
                                               ----------
                                                    6,320
                                               ----------
KANSAS (0.2%)
  Sedgwick & Shawnee Counties,
    Ser PT 227, GO, 2.370%,
    12/01/22, LOC: Merrill Lynch
    Capital Services, Inc. (b)         2,165        2,165
                                               ----------
KENTUCKY (0.2%)
  Campbell County Industrial
    Building, Hospital Imaging
    Co., Inc. Project, RB,
    2.190%, 04/01/20, LOC: Fifth
    Third Bank (b)                     2,815        2,815
                                               ----------
LOUISIANA (1.3%)
  Louisiana Public Facilities
    Authority, Advance Funding
    Notes, Ser C, RB, 3.000%,
    10/20/05                           3,325        3,348
  Louisiana Public Facilities
    Authority, Advance Funding
    Notes, Ser D, RB, 3.000%,
    10/20/05                          13,235       13,325
                                               ----------
                                                   16,673
                                               ----------
MARYLAND (1.9%)
  Maryland Community Development
    Administration, Department
    of Housing & Community
    Development, People's
    Resource Center, Ser C, RB,
    AMT, 2.120%, 09/01/35, LOC:
    Lloyds TSB Bank PLC (b)           15,040       15,040

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Economic
    Development Corp., YMCA of
    Central Maryland, Inc.
    Project, RB, 2.270%,
    04/01/28, LOC: Branch
    Banking & Trust Co. (b)       $    4,450   $    4,450
  Maryland State, Ser PA 816,
    GO, 2.300%, 03/01/12, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                 5,995        5,995
                                               ----------
                                                   25,485
                                               ----------
MASSACHUSETTS (1.3%)
  Massachusetts State STARS
    Certificates, Ser 2003-25,
    GO, 2.300%, 04/01/17, MBIA
    (b)                                8,000        8,000
  Massachusetts State, Ser PT
    1390, GO, 2.300%, 03/01/10,
    FSA (b)                            9,925        9,925
                                               ----------
                                                   17,925
                                               ----------
MICHIGAN (1.9%)
  ABN Amro Munitops Certificate
    Trust, Ser 2004-2, RB, AMT,
    2.390%, 12/20/11, GNMA (b)         9,780        9,780
  Detroit Sewer Disposal System,
    Second Lien, Ser E, RB,
    1.550%, 07/01/31, FGIC (b)        15,000       15,000
  Oakland County Economic
    Development Corp., Moody
    Family Ltd. Project, RB,
    AMT, 2.450%, 09/01/12, LOC:
    Bank One Michigan (b)                600          600
                                               ----------
                                                   25,380
                                               ----------

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
MISSOURI (0.3%)
  Carthage Industrial
    Development Authority,
    Schreiber Project, RB, AMT,
    2.350%, 11/01/10, LOC: First
    National Bank (b)             $    3,100   $    3,100
  Missouri State Environmental
    Improvement & Energy
    Resource Authority,
    Utilicorp United, Inc.
    Project, RB, AMT, 2.350%,
    05/01/28, LOC: Toronto
    Dominion Bank (b)                    700          700
                                               ----------
                                                    3,800
                                               ----------
MONTANA (0.6%)
  Missoula County Economic
    Development, Dinny Stranahan
    Research Institute Project,
    RB, 2.300%, 06/01/20, LOC:
    Northern Trust Co. (b)             8,500        8,500
                                               ----------
NEVADA (1.1%)
  Clark County Airport Sub Lien
    Improvement, Ser A-2, RB,
    AMT, 2.280%, 07/01/25, LOC:
    Westdeutsche Landesbank (b)        3,825        3,825
  Nevada State, Ser 344, GO,
    2.340%, 05/15/28, Callable
    05/15/08 @ 100, FGIC (b)           5,495        5,495
  Nevada State, Ser SG 114,
    2.320%, 03/01/27 (b)               5,000        5,000
                                               ----------
                                                   14,320
                                               ----------

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
NEW JERSEY (2.8%)
  New Jersey Economic
    Development Authority, Ser
    PT 1532, RB, 2.300%,
    12/15/14, MBIA (b)            $   10,625   $   10,625
  New Jersey Economic
    Development Authority, Ser
    1533, RB, 2.300%, 06/15/10,
    MBIA (b)                          16,270       16,270
  New Jersey Transportation
    Trust Fund Authority, Ser PA
    802, RB, 2.300%, 12/15/09,
    FSA (b)                           10,000       10,000
                                               ----------
                                                   36,895
                                               ----------
NEW YORK (8.1%)
  New York City Municipal Water
    Finance Authority, Ser PA
    454, GO, 2.300%, 07/15/30,
    LOC: Merrill Lynch Capital
    Services, Inc. (b)                14,500       14,500
  New York City Municipal Water
    Finance Authority, Ser SGB
    27, RB, 2.300%, 06/15/24,
    FSA (b)                            9,000        9,000
  New York City, Ser PT-2203,
    GO, 2.310%, 08/01/10, MBIA
    (b)                                4,970        4,970
  New York Local Goverment
    Assistance Corp., Ser PT
    410, 2.300%, 04/01/10, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                14,925       14,925
  New York State Dormitory
    Authority, Ser PA-781, RB,
    2.300%, 05/15/17, Callable
    05/15/10 @ 101, FSA (b)            6,655        6,655
  New York State Housing Finance
    Agency, 900 8th Ave. Housing
    Project, Ser A, RB, AMT,
    2.310%, 11/01/35, LOC:
    Keybank N.A. (b)                  15,000       15,000
  New York State Thruway
    Authority, Ser SG 119, RB,
    2.360%, 01/01/27, LOC:
    Societe Generale (b)              27,000       27,000

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
NEW YORK--CONTINUED
  Sales Tax Asset Receivables
    Corp., Ser PT-2450, RB,
    2.300%, 10/15/25, Callable
    10/15/14 @ 100, MBIA (b)      $   15,000   $   15,000
  Southeast Industrial
    Development Agency, Unilock
    New York, Inc. Project, RB,
    AMT, 2.450%, 12/01/12, LOC:
    Bank One N.A. (b)                  2,000        2,000
                                               ----------
                                                  109,050
                                               ----------
NORTH CAROLINA (5.9%)
  Charlotte Airport, Charlotte-
    Douglas International
    Airport, Ser A, RB, AMT,
    2.330%, 07/01/17, MBIA (b)         3,700        3,700
  Charlotte Water & Sewer
    System, RB, 2.000%,
    06/03/05, LOC: Wachovia Bank
    N.A. (b)                          11,500       11,500
  Charlotte Water & Sewer
    System, RB, 1.600%,
    08/01/34, LOC: Wachovia Bank
    N.A. (b)                          10,000       10,000
  Cleveland County Family YMCA,
    Inc. Recreational
    Facilities, RB, 2.270%,
    08/01/18, LOC: Branch
    Banking & Trust Co. (b)            2,400        2,400
  Forsyth County Communications
    System Project, COP, 2.270%,
    10/01/12, LOC: Wachovia Bank
    N.A. (b)                          10,345       10,345
  Guilford County Industrial
    Facilities & Pollution
    Control Financing, YMCA of
    Greensboro, Inc. Project,
    RB, 2.270%, 02/01/23, LOC:
    Branch Banking & Trust Co.
    (b)                                4,800        4,800
  Guilford County, Ser B, GO,
    2.300%, 03/01/25, LOC:
    Wachovia Bank N.A. (b)            15,000       15,000

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
NORTH CAROLINA--CONTINUED
  North Carolina Educational
    Facilities Finance Agency,
    Guilford College Project,
    RB, 2.270%, 05/01/24, MBIA
    (b)                           $    2,000   $    2,000
  North Carolina Medical Care
    Commission Health Care
    Facilities, Friends Homes
    Project, RB, 2.300%,
    09/01/33, LOC: Bank of
    America N.A. (b)                   6,955        6,955
  North Carolina Medical Care
    Commission Health Care
    Facilities, Lutheran
    Services for the Aging
    Project, RB, 2.290%,
    03/01/28, LOC: Branch
    Banking & Trust Co. (b)            8,135        8,135
  North Carolina Medical Care
    Commission, Westcare Health
    Systems Obligation Project,
    Ser A, RB, 2.270%, 09/01/22,
    LOC: Branch Banking & Trust
    Co. (b)                            4,600        4,600
                                               ----------
                                                   79,435
                                               ----------
OHIO (1.5%)
  Ohio State Higher Educational
    Facility Commission, Pooled
    Financing Project, RB,
    2.150%, 09/01/18, LOC: Fifth
    Third Bank (b)                     3,595        3,595
  Rickenbacker Port Authority,
    YMCA of Central Ohio
    Project, RB, 2.300%,
    05/01/22, LOC: Fifth Third
    Bank (b)                           8,000        8,000
  Warren County Health Care
    Facilities, Otterbein Homes
    Project, Ser A, RB, 2.290%,
    07/01/21, LOC: Fifth Third
    Bank (b)                           7,945        7,945
                                               ----------
                                                   19,540
                                               ----------
OTHER (11.7%)
  Eagle Tax-Exempt Trust, Ser
    20001001, Cl A, GO, 2.320%,
    07/01/15, Callable 07/01/10
    @ 100, LOC: Citibank N.A.
    (b)                                7,025        7,025

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
OTHER--CONTINUED
  Eagle Tax-Exempt Trust, Ser
    991301, GO, 2.320%,
    06/01/25, FSA (b) (d)         $    9,900   $    9,900
  Municipal Securities Pool
    Trust Receipts, Ser SG-PG
    17, 2.430%, 06/01/34 (b) (d)      29,585       29,585
  Municipal Securities Pool
    Trust Receipts, Ser SG P-18,
    RB, 2.430%, 01/01/35, LOC:
    Societe Generale (b) (d)           8,800        8,800
  Munimae Trust, Ser PT-616, RB,
    AMT, 2.380%, 12/19/05, FHLMC
    (b) (d)                            5,000        5,000
  Puttable Floating Rate Option,
    Tax-Exempt Receipts, Ser
    PPT-1001, Cl D, 1.820%,
    03/01/40 (b) (d)                  10,000       10,000
  Puttable Floating Rate Option,
    Tax-Exempt Receipts, Ser
    PPT-1001, Cl I, 2.650%,
    04/01/26, (b) (d)                 10,000       10,000
  Puttable Floating Option,
    Tax-Exempt Receipts, Ser
    PPT-1003, Cl A, 2.400%,
    01/01/32 (b)                      19,220       19,220
  Puttable Floating Rate Option,
    Tax-Exempt Receipts, Ser
    PPT-1003, Cl B, 2.380%,
    01/01/32 (b) (d)                  55,735       55,734
  Puttable Floating Rate Option,
    Tax-Exempt Receipts, Ser
    PPT-36, Cl A, 2.430%,
    01/01/27 (b) (d)                   2,590        2,590
                                               ----------
                                                  157,854
                                               ----------
PENNSYLVANIA (4.5%)
  Allegheny County Hospital
    Development Authority, Ser
    PT-878, RB, 2.300%,
    10/01/19, Callable 05/10/05
    @ 101, FGIC (b)                   23,965       23,965
  Berks County Industrial
    Development Authority,
    Kutztown University
    Foundation Project, RB,
    2.290%, 01/01/27, LOC:
    Wachovia Bank N.A. (b)            12,700       12,700

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
PENNSYLVANIA--CONTINUED
  Cambria County Industrial
    Development Authority,
    Cambria Cogen Co. Project,
    Ser A-1, RB, AMT, 2.470%,
    12/01/28, LOC: Bayerische
    Hypo- Und Vereinsbank (b)     $    7,125   $    7,125
  Delaware River Port Authority,
    Ser PA 965, RB, 2.310%,
    01/01/10, FSA (b)                  7,000        7,000
  Philadelphia Authority for
    Industrial Development,
    Chemical Heritage Foundation
    Project, RB, 2.290%,
    07/01/27, LOC: Wachovia Bank
    N.A. (b)                           9,225        9,225
                                               ----------
                                                   60,015
                                               ----------
RHODE ISLAND (0.5%)
  Rhode Island Health &
    Educational Building Corp.,
    Ocean State Assisted Living
    Project, RB, 2.280%,
    07/01/31, LOC: Soverign Bank
    FSB (b)                            6,050        6,050
                                               ----------
SOUTH CAROLINA (4.1%)
  Newberry County, Memorial
    Hospital Project, RB,
    2.290%, 12/01/29, LOC: First
    Union National Bank (b)            9,780        9,780
  South Carolina Educational
    Facilities Authority,
    Charleston Southern
    University Project, RB,
    2.300%, 04/01/28, LOC: Bank
    of America N.A. (b)                5,550        5,550
  South Carolina Educational
    Facilities Authority,
    Newberry College Project,
    RB, 2.270%, 08/01/22, LOC:
    Branch Banking & Trust Co.
    (b)                                3,775        3,775
  South Carolina Jobs-Economic
    Development Authority,
    Anderson Area YMCA, Inc.
    Project, RB, 2.350%,
    11/01/24, LOC: Bank of
    America N.A. (b)                   7,100        7,100

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
SOUTH CAROLINA--CONTINUED
  South Carolina Jobs-Economic
    Development Authority,
    Carolina Village, Inc.
    Project, RB, 2.270%,
    02/01/22, LOC: Branch
    Banking & Trust Co. (b)       $      105   $      105
  South Carolina Jobs-Economic
    Development Authority, DCS
    Diversified Coating Systems
    Inc. Project, RB, AMT,
    2.230%, 04/01/17, LOC:
    Branch Banking & Trust Co.
    (b)                                2,285        2,285
  South Carolina Jobs-Economic
    Development Authority,
    Sargent Metal Fabricators,
    Inc. Project, RB, AMT,
    2.370%, 11/01/22, LOC:
    Branch Banking & Trust Co.
    (b)                                2,435        2,435
  South Carolina Jobs-Economic
    Development Authority, USC
    Development Foundation
    Project, RB, 2.270%,
    12/01/10, LOC: Branch
    Banking & Trust Co. (b)            6,000        6,000
  South Carolina Jobs-Economic
    Development Authority, YMCA
    of Beaufort County Project,
    RB, 2.270%, 12/01/24, LOC:
    Branch Banking & Trust Co.
    (b)                                3,450        3,450
  South Carolina State Housing
    Finance & Development
    Authority, Ser PT 1272, RB,
    2.370%, 12/15/30, FHLMC (b)       10,000       10,000

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
SOUTH CAROLINA--CONTINUED
  University of South Carolina
    Development Foundation, RB,
    2.130%, 12/01/10, LOC:
    Branch Banking & Trust Co.
    (b)                           $    4,000   $    4,000
                                               ----------
                                                   54,480
                                               ----------
TENNESSEE (1.7%)
  Covington Industrial
    Development Board, Charms
    Co. Project, RB, AMT,
    2.350%, 06/01/27, LOC: Bank
    of America N.A. (b)                3,000        3,000
  Knox County Industrial
    Development Board,
    Educational Services of
    America Project, RB, 2.270%,
    12/01/22, LOC: Branch
    Banking & Trust Co. (b)            3,510        3,510
  Metropolitan Government,
    Nashville & Davidson County
    Health & Educational
    Facilities Board, Nashville
    Christian School Project,
    RB, 2.170%, 09/01/23, LOC:
    SouthTrust Bank N.A. (b)           1,565        1,565
  Tennessee Local Development
    Authority, Student Loan
    Program, Bond Anticipation
    notes, Ser A, RB, 3.000%,
    05/31/05                          15,000       15,037
                                               ----------
                                                   23,112
                                               ----------
TEXAS (3.8%)
  Coastal Bend Health Facilities
    Development Corp., Ser B,
    RB, 2.280%, 08/15/28, AMBAC
    (b)                               17,400       17,400
  Houston Airport System, Ser SG
    149, RB, 2.330%, 07/01/28,
    Callable 07/01/10 @ 100, FSA
    (b)                               17,500       17,500
  Houston Higher Education
    Finance Corp., Ser SG 139,
    RB, 2.320%, 11/15/29,
    Callable 11/15/09 @ 101,
    LOC: Societe Generale (b)          3,100        3,100

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
TEXAS--CONTINUED
  Houston Water & Sewer System,
    Ser SG-78, RB, 2.320%,
    12/01/25 (b)                  $    8,835   $    8,835
  Lower Colorado River
    Authority, Merlots Project,
    Ser ZZZ, RB, 2.350%,
    01/01/28, FSA (b)                  3,500        3,500
  Pearland Independent School
    District, Trust Receipts,
    Ser SG 106, 2.320%, 02/15/22
    (b)                                  600          600
                                               ----------
                                                   50,935
                                               ----------
VIRGINIA (8.8%)
  ABN Amro Munitops Certificate
    Trust, Ser 2003-33, RB,
    2.300%, 04/01/11, MBIA (b)         5,370        5,370
  Alexandria Redevelopment &
    Housing Authority, Ser PT
    1251, RB, 2.210%, 12/01/29,
    LOC: Merrill Lynch Capital
    Services, Inc. (b) (d)             4,495        4,495
  Charlottesville Industrial
    Development Authority,
    Seminole Project, Ser A, RB,
    2.300%, 12/01/13, Callable
    05/10/05 @ 100, LOC: Branch
    Banking & Trust Co. (b)            3,545        3,545
  Chesterfield County Industrial
    Development Authority, Ser
    PT 2133, RB, 2.370%,
    02/15/07, LOC: Merrill Lynch
    Capital Services, Inc. (b)         2,995        2,995
  Clarke County Industrial
    Development Authority,
    Hospital Facilities,
    Winchester Medical Center
    Project, RB, 2.270%,
    01/01/30, FSA (b)                 31,000       31,000

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
VIRGINIA--CONTINUED
  Clarke County Industrial
    Development Authority,
    Powhatan School District
    Project, RB, 2.270%,
    09/01/22, LOC: Branch
    Banking & Trust Co. (b)       $    1,600   $    1,600
  Danville-Pittsylvania Regional
    Industrial Facility
    Authority, Institute of
    Advanced Research Project,
    RB, 2.270%, 08/01/12, LOC:
    Branch Banking & Trust Co.
    (b)                                2,325        2,325
  Front Royal & Warren County
    Industrial Development
    Authority, Warren Memorial
    Hospital Project, RB,
    2.270%, 05/01/23, LOC:
    Branch Banking & Trust Co.
    (b)                                2,945        2,945
  Hanover County Industrial
    Development Authority,
    Covenant Woods Project, RB,
    2.270%, 07/01/29, LOC:
    Branch Banking & Trust Co.
    (b)                                5,810        5,810
  Lexington Industrial
    Development Authority,
    V.M.I. Development Board,
    Inc. Project, RB, 2.290%,
    12/01/34, LOC: Wachovia Bank
    N.A. (b)                          10,000       10,000
  Louisa County Industrial
    Development Authority,
    University of Virginia
    Health Services Foundation
    Project, RB, 2.310%,
    10/01/30, LOC: First Union
    National Bank (b)                  3,000        3,000
  Norfolk Redevelopment &
    Housing Authority, Student
    Housing Project, RB, 2.300%,
    07/01/34, LOC: Bank of
    America N.A. (b)                   7,000        7,000

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND -- CONCLUDED

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
VIRGINIA--CONTINUED
  Rockingham County Industrial
    Development Authority,
    Sunnyside Presbyterian Home
    Project, RB, 2.270%,
    12/01/33, LOC: Branch
    Banking & Trust Co. (b)       $   10,420   $   10,420
  Shenandoah County Industrial
    Development Authority,
    Shenandoah Memorial Hospital
    Project, RB, 2.270%,
    11/01/14, LOC: Branch
    Banking & Trust Co. (b)            3,270        3,270
  University of Virginia Merlots
    Project, Ser B 31, RB,
    2.350%, 06/01/27, Callable
    06/01/13 @ 100, LOC:
    Wachovia Bank N.A. (b)             4,735        4,735
  Virginia Beach Development
    Authority, Production Road
    Ventures Project, RB, AMT,
    2.390%, 09/01/16, LOC:
    Wachovia Bank N.A. (b)             1,100        1,100
  Virginia Biotechnology
    Research Park Authority,
    United Network for Organ
    Sharing Project, RB, 2.290%,
    04/01/27, LOC: Wachovia Bank
    N.A. (b)                           6,890        6,890
  Virginia College Building
    Authority, Shenandoah
    University Project, RB,
    2.300%, 05/01/32, LOC:
    Branch Banking & Trust Co.
    (b)                                3,000        3,000
  Virginia Public School
    Authority, Ser PT 1619, RB,
    2.300%, 08/01/08, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                 2,480        2,480
  Virginia Resources Authority,
    Clean Water Revenue, Ser PA
    790, RB, 2.300%, 10/01/16,
    Callable 10/01/10 @ 100,
    LOC: Merrill Lynch Capital
    Services, Inc. (b) (d)             2,000        2,000

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
VIRGINIA--CONTINUED
  Williamsburg Industrial
    Development Authority,
    Colonial Williamsburg
    Project, RB, 2.290%,
    10/01/35, LOC: First Union
    National Bank (b)             $    4,220   $    4,220
                                               ----------
                                                  118,200
                                               ----------
WASHINGTON (2.3%)
  King County Housing Authority,
    Ser PT 2185, RB, 2.300%,
    09/20/42 (b)                       5,545        5,545
  King County Sewer, Ser PA
    1071, RB, 2.320%, 01/01/10,
    FSA (b)                            7,495        7,495
  Seattle Certificates, Ser 348,
    GO, 2.340%, 12/15/28,
    Callable 12/15/08 @ 100,
    LOC: Morgan Stanley Dean
    Witter (b)                         4,495        4,495
  Washington Public Power Supply
    System, Nuclear Power
    Project No. 1, Ser 1A-1, RB,
    2.280%, 07/01/17, LOC: Bank
    of America N.A. (b)                3,745        3,745
  Washington State Merlots
    Project, Ser B23, GO,
    2.350%, 12/01/25, Callable
    06/01/13 @ 100, MBIA (b)          10,000       10,000
                                               ----------
                                                   31,280
                                               ----------
WISCONSIN (0.3%)
  Appleton Industrial
    Development, Pro Label
    Project, RB, AMT, 2.550%,
    11/01/12, LOC: Bank One N.A.
    (b)                                  585          585
  Germantown Industrial, J.W.
    Speaker Corp. Project, RB,
    AMT, 2.550%, 08/01/11, LOC:
    Bank One Milwaukee N.A. (b)          560          560

---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
WISCONSIN--CONTINUED
  Holland Industrial
    Development, White Clover
    Dairy, Inc. Project, RB,
    AMT, 2.450%, 06/01/13, LOC:
    Bank One N.A. (b)             $      985   $      985
  Oconomowoc Industrial
    Development, Quest
    Technologies Project, RB,
    AMT, 2.450%, 05/01/18, LOC:
    Bank One Wisconsin (b)             1,255        1,255
                                               ----------
                                                    3,385
                                               ----------
Total Municipal Bonds
  (Cost $1,334,392)                             1,334,392
                                               ----------
---------------------------------------------------------
                                  Shares or
                                  Principal
                                    Amount       Value
---------------------------------------------------------
MONEY MARKET FUNDS (0.1%)
  Goldman Sachs Financial Square
    Funds, Tax-Free Money Market
    Fund, Institutional Shares     1,424,271   $    1,424
                                               ----------
Total Money Market Funds
  (Cost $1,424)                                     1,424
                                               ----------
Total Investments
  (Cost $1,335,816) (a) -- 99.8%                1,335,816
Other assets in excess of
  liabilities -- 0.2%                               2,789
                                               ----------
Net Assets -- 100.0%                           $1,338,605
                                               ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

----------------------------------------------------------
                                      Principal
                                       Amount      Value
----------------------------------------------------------
U.S. GOVERNMENT AGENCIES (91.6%)
FANNIE MAE (51.2%)
  1.573%, 04/01/05 (c)                 $10,000    $ 10,000
  2.768%, 05/03/05 (b)                  25,000      25,000
  2.791%, 05/11/05 (c)                  25,000      24,923
  2.958%, 06/15/05 (c)                  20,000      19,878
  2.930%, 06/17/05 (c)                  20,000      19,879
  2.067%, 06/24/05 (c)                  15,000      14,930
  2.733%, 08/29/05 (b)                  35,000      34,993
  2.820%, 09/06/05 (b)                  50,000      49,983
  2.690%, 09/15/05 (b)                  50,000      49,986
  2.456%, 10/14/05 (c)                  20,000      19,741
  2.984%, 11/10/05 (c)                  10,000       9,823
  2.736%, 12/29/05 (b)                  55,000      54,980
  2.632%, 01/09/06 (b)                  49,200      49,179
                                                  --------
                                                   383,295
                                                  --------
FEDERAL FARM CREDIT BANK (8.7%)
  2.720%, 05/16/05 (b)                  25,000      24,999
  2.198%, 09/15/05 (c)                  15,000      14,850
  2.790%, 09/30/05 (b)                  25,000      25,003
                                                  --------
                                                    64,852
                                                  --------
FEDERAL HOME LOAN BANK (21.1%)
  1.200%, 04/01/05                      15,000      15,000
  1.400%, 04/01/05                      20,000      20,000
  2.814%, 05/18/05 (c)                  20,000      19,927
  2.834%, 09/08/05 (b)                  10,850      10,847
  2.720%, 09/16/05 (b)                  65,000      64,986
  2.641%, 10/05/05 (b)                  27,000      26,995
                                                  --------
                                                   157,755
                                                  --------
FREDDIE MAC (10.6%)
  2.051%, 06/09/05 (c)                  20,000      19,922
  2.020%, 06/27/05 (c)                  15,000      14,928
  2.333%, 09/20/05, Ser RB (c)          10,000       9,891
  2.346%, 10/18/05 (c)                  15,000      14,809
  2.802%, 11/15/05, Ser RB (c)          20,000      19,655
                                                  --------
                                                    79,205
                                                  --------
Total U.S. Government Agencies (Cost
  $685,107)                                        685,107
                                                  --------

----------------------------------------------------------
                                      Principal
                                       Amount      Value
----------------------------------------------------------
REPURCHASE AGREEMENTS (8.5%)
  ABN AMRO Bank N.V.,
    2.770%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $7,105,058
    (collateralized by U.S.
    Government Agencies, 4.500%, due
    08/01/18; total market value
    $7,246,611)                        $ 7,105    $  7,105
  Bear Stearns & Co., Inc.,
    2.830%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $4,388,327
    (collateralized by U.S.
    Government Agencies, DN, due
    04/01/35; total market value
    $4,476,444)                          4,388       4,388
  BNP Paribas,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $10,279,563
    (collateralized by U.S.
    Government Agencies, 3.875%, due
    02/15/10; total market value
    $10,484,573)                        10,279      10,279
  Lehman Brothers, Inc.,
    2.840%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $8,242,898
    (collateralized by U.S.
    Government Agencies,
    5.000%, due 02/01/34; total
    market value $8,410,226)             8,242       8,242
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $18,933,502
    (collateralized by U.S.
    Government Agencies, 5.000%, due
    03/01/13-12/01/23; total market
    value $19,314,109)                  18,931      18,931

----------------------------------------------------------
                                      Principal
                                       Amount      Value
----------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Morgan Stanley,
    2.870%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $10,997,710
    (collateralized by U.S.
    Government Agencies, 3.725%-
    5.535%, due 10/01/11-07/01/25;
    total market value $11,216,785)    $10,997    $ 10,997
  UBS Warburg LLC,
    2.840%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $3,330,163
    (collateralized by U.S.
    Government Agencies, 4.500%, due
    06/15/30; total market value
    $3,400,362)                          3,330       3,330
                                                  --------
Total Repurchase Agreements
  (Cost $63,272)                                    63,272
                                                  --------
Total Investments
  (Cost $748,379) (a) -- 100.1%                    748,379
Liabilities in excess of other assets -- (0.1)%     (1,085)
                                                  --------
Net Assets -- 100.0%                              $747,294
                                                  ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

U.S. TREASURY MONEY MARKET FUND

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS (58.0%)
U.S. TREASURY BILLS (44.9%)
  2.555%, 04/07/05 (c)             $212,000    $  211,911
  2.688%, 04/15/05 (c)              264,000       263,725
  2.667%, 04/21/05 (c)              123,000       122,837
  3.009%, 08/25/05 (c)               35,000        34,578
                                               ----------
                                                  633,051
                                               ----------
  U.S. TREASURY NOTES (13.1%)
  6.750%, 05/15/05                   95,000        95,527
  5.750%, 11/15/05                   87,000        88,716
                                               ----------
                                                  184,243
                                               ----------
Total U.S. Treasury Obligations
  (Cost $817,294)                                 817,294
                                               ----------
REPURCHASE AGREEMENTS (55.6%)
  ABN AMRO Bank N.V.,
    2.630%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $65,630,745
    (collateralized by U.S.
    Treasury Obligations, 3.375%,
    due 02/15/08; total market
    value $66,938,802)               65,626        65,626
  Bear Stearns & Co., Inc.,
    2.600%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $24,910,402
    (collateralized by U.S.
    Treasury Obligations, 6.250%,
    due 05/15/30; total market
    value $27,214,090)               24,909        24,909
  BNP Paribas,
    2.630%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $212,551,049
    (collateralized by U.S.
    Treasury Obligations,
    DN-8.875%, due
    05/15/05-11/15/27; total
    market value $216,786,504)      212,537       212,537
  Deutsche Bank AG,
    2.650%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $35,683,783
    (collateralized by U.S.
    Treasury Obligations,
    DN-5.250%, due
    08/11/05-11/15/28; total
    market value $36,395,689)        35,681        35,681

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Dresdner Bank AG,
    2.600%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $37,973,264
    (collateralized by U.S.
    Treasury Obligations,
    DN-4.875%, due
    05/12/05-02/15/12; total
    market value $38,730,550)      $ 37,971    $   37,971
  Greenwich Capital,
    2.630%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $68,196,848
    (collateralized by U.S.
    Treasury Obligations, 3.000%,
    due 02/15/09; total market
    value $69,559,120)               68,192        68,192
  JPMorgan Chase & Co.,
    2.600%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $58,358,596
    (collateralized by U.S.
    Treasury Obligations, 4.000%,
    due 06/15/09; total market
    value $59,525,915)               58,354        58,354
  Lehman Brothers, Inc.,
    2.580%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $60,515,261
    (collateralized by U.S.
    Treasury Obligations,
    DN-8.000%, due
    05/15/12-05/15/30; total
    market value $61,721,249)        60,511        60,511
  Merrill Lynch & Co., Inc.,
    2.600%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $60,571,620
    (collateralized by U.S.
    Treasury Obligations,
    6.125%-8.750%, due
    08/15/20-11/15/27; total
    market value $61,779,574)        60,567        60,567
  Morgan Stanley,
    2.650%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $61,083,604
    (collateralized by U.S.
    Treasury Obligations, DN, due
    05/15/20-11/15/22; total
    market value $62,301,058)        61,079        61,079

---------------------------------------------------------
                                   Principal
                                    Amount       Value
---------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  UBS Warburg LLC,
    2.630%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $96,894,398
    (collateralized by U.S.
    Treasury Obligations,
    6.250%-12.750%, due
    11/15/10-08/15/23; total
    market value $116,861,737)     $ 96,887    $   96,887
                                               ----------
Total Repurchase Agreements
  (Cost $782,314)                                 782,314
                                               ----------
Total Investments
  (Cost $1,599,608) (a) -- 113.6%               1,599,608
Liabilities in excess of other
  assets -- (13.6)%                              (191,522)
                                               ----------
Net Assets -- 100.0%                           $1,408,086
                                               ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

VIRGINIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
MUNICIPAL BONDS (97.8%)
OTHER (2.8%)
  Eagle Tax-Exempt Trust
    Certificates, Ser 994601, RB,
    2.320%, 05/15/19, Callable
    05/15/09 @ 101, LOC: Citibank
    N.A. (b) (d)                   $   10,560   $ 10,560
                                                --------
PUERTO RICO (11.5%)
  Puerto Rico Commonwealth, Ser
    PA 774, 2.280%, 07/01/13 (b)
    (d)                                 7,040      7,040
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser PT 1834, RB,
    2.280%, 01/01/09, AMBAC (b)        10,000     10,000
  Puerto Rico Municipal Finance
    Agency, Ser PA 609, GO,
    2.280%, 08/01/19, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                  8,370      8,370
  Puerto Rico Public Building
    Authority, Ser PA 577, RB,
    2.280%, 07/01/21, Callable
    07/01/07 @ 101.50, AMBAC (b)        7,000      7,000
  Puerto Rico Public Finance
    Corp., Ser PA 552, RB,
    2.280%, 06/01/14, AMBAC (b)
    (d)                                 7,300      7,300
  Puerto Rico Public Finance
    Corp., Ser PA-502, GO,
    2.280%, 06/01/19, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                  3,315      3,315
                                                --------
                                                  43,025
                                                --------
VIRGINIA (83.5%)
  Albemarle County Industrial
    Development Authority,
    Eldercare Gardens Project,
    RB, 2.300%, 12/01/05, LOC:
    Bank of America N.A. (b)            2,445      2,445
  Albemarle County Industrial
    Development Authority, Health
    Services, University of
    Virginia Health Services
    Project, RB, 2.290%,
    10/01/22, LOC: Wachovia Bank
    N.A. (b)                            6,185      6,185

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Alexandria Industrial
    Development Authority,
    Educational Facilities,
    Alexandria County Day School
    Project, RB, 2.340%,
    06/01/25, LOC: First Union
    National Bank (b)              $    4,295   $  4,295
  Alexandria Industrial
    Development Authority,
    American Red Cross Project,
    RB, 2.340%, 01/01/09, LOC:
    First Union National Bank (b)       2,070      2,070
  Alexandria Industrial
    Development Authority,
    Association for Supervision &
    Currency Project, RB, 2.290%,
    07/01/23, LOC: First Union
    National Bank (b)                   1,485      1,485
  Alexandria Industrial
    Development Authority, Pooled
    Loan Program, Ser A, RB,
    2.300%, 07/01/26, LOC: Bank
    of America N.A. (b)                 1,000      1,000
  Alexandria Redevelopment &
    Housing Authority, Ser PT
    1444, RB, 3.070%, 07/01/05
    (b) (d)                             1,000      1,000
  Arlington County Ballston
    Public Parking Project, RB,
    2.200%, 08/01/17, LOC: Bank
    of America N.A. (b)                 6,750      6,750
  Ashland Industrial Development
    Authority, Health & Community
    Services Facilities, YMCA of
    Greater Richmond Project, Ser
    A, RB, 2.290%, 11/01/20, LOC:
    Wachovia Bank N.A. (b)              8,605      8,605
  Charles City County Economic
    Development Authority, Waste
    Management Inc. Project, Ser
    A, RB, AMT, 2.350%, 02/01/29,
    LOC: JPMorgan Chase & Co. (b)       4,000      4,000
  Chesapeake Bay Bridge & Tunnel
    Community District Authority,
    General Resolution Project,
    RB, 2.320%, 07/01/25, MBIA
    (b)                                 6,755      6,755

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Chesterfield County Industrial
    Development Authority, Ser PT
    2133, RB, 2.370%, 02/15/07,
    LOC: Merrill Lynch & Co.,
    Inc. (b)                       $    4,000   $  4,000
  Chesterfield County Industrial
    Development Authority,
    Virginia State University
    Real Estate Project, Ser A,
    RB, 2.320%, 07/01/29, LOC:
    Bank of America N.A. (b)            1,265      1,265
  Clarke County Industrial
    Development Authority,
    Hospital Facilities,
    Winchester Medical Center,
    Inc. Project, RB, 2.270%,
    01/01/30, FSA (b)                  15,000     15,000
  Danville-Pittsylvania Regional
    Industrial Facility,
    Authority Institute of
    Advanced Learning & Research
    Project, RB, 2.270%,
    08/01/12, LOC: Branch Banking
    & Trust Co. (b)                     7,130      7,130
  Fairfax County Economic
    Development Authority, Flint
    Hill School Project, RB,
    2.300%, 09/01/21, LOC: First
    Union National Bank (b)             4,640      4,640
  Fairfax County Economic
    Development Authority,
    Smithsonian Institute
    Project, Ser A, RB, 2.200%,
    12/01/33, LOC: Bank of
    America (b)                         3,600      3,600
  Fairfax County Industrial
    Development Authority,
    Fairfax Hospital System
    Project, Ser B, RB, 2.230%,
    10/01/25 (b)                        3,960      3,960
  Fairfax County Industrial
    Development Authority, Inova
    Health Systems Project, RB,
    2.230%, 01/01/30 (b)               15,600     15,600
  Fairfax County Industrial
    Development Authority, Inova
    Services Project, Ser A, RB,
    2.230%, 01/15/22 (b)                  900        900

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Fairfax County Sewer Authority,
    Ser PA-1278, RB, 2.300%,
    07/15/15, Callable 07/15/14 @
    100, LOC: Merrill Lynch
    Capital Services, Inc. (b)
    (d)                            $    5,000   $  5,000
  Fairfax County Water Authority,
    Municipal Trade Receipts, Ser
    SGB-40A, RB, 2.320%, 04/01/30
    (b)                                 7,850      7,850
  Front Royal & Warren County
    Industrial Development
    Authority, Warren Memorial
    Hospital Project, RB, 2.270%,
    05/01/23, LOC: Branch Banking
    & Trust Co. (b)                       580        580
  Greene County Industrial
    Development Authority, Blue
    Ridge School Project, RB,
    2.270%, 06/01/26, LOC: Branch
    Banking & Trust Co. (b)             5,900      5,900
  Hampton Redevelopment & Housing
    Authority, Multi-Family
    Housing, Avalon at Hampton
    Inn Project, Ser A, RB,
    2.100%, 06/15/26, LOC: Credit
    Suisse First Boston LLC (b)         2,750      2,750
  Hampton Redevelopment & Housing
    Authority, Multi-Family
    Housing, Avalon Pointe
    Project, RB, AMT, 2.270%,
    06/15/26, FNMA (b)                  4,537      4,537
  Hampton Roads Regional Jail
    Authority, Ser 569, RB,
    2.320%, 07/01/12, MBIA (b)          1,200      1,200
  Hanover County Industrial
    Development Authority,
    Residential Care Facility,
    Covenant Woods Project, RB,
    2.270%, 07/01/29, LOC: Branch
    Banking & Trust Co. (b)            11,000     11,000

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

VIRGINIA TAX-FREE MONEY MARKET FUND -- CONTINUED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Henrico County Economic
    Development Authority
    Educational Facilities,
    Steward School Project, RB,
    2.270%, 07/01/33, LOC: Branch
    Banking & Trust Co. (b)        $    2,700   $  2,700
  King George County Industrial
    Development Authority, Ser PT
    2473, RB, 2.300%, 03/01/24,
    Callable 03/01/14 @ 100, FSA
    (b)                                 5,275      5,275
  Loudoun County Industrial
    Development Authority, Howard
    Hughes Medical Institute
    Project, Ser D, RB, 2.220%,
    02/15/38 (b)                        9,300      9,300
  Loudoun County Industrial
    Development Authority, Howard
    Hughes Medical Institute
    Project, Ser F, RB, 2.280%,
    02/15/38 (b)                        4,400      4,400
  Loudoun County Industrial
    Development Authority, Howard
    Hughes Medical Institute
    Project, Ser C, RB, 2.300%,
    02/15/38 (b)                        4,200      4,200
  Louisa County Industrial
    Development Authority, Pooled
    Financing Project, RB,
    2.300%, 01/01/20, LOC: Bank
    of America N.A. (b)                 1,005      1,005
  Lynchburg Industrial
    Development Authority,
    Aerofin Project, RB, AMT,
    2.430%, 03/01/29, LOC: PNC
    Bank N.A. (b)                       2,075      2,075
  Lynchburg Industrial
    Development Authority,
    Educational Facilities,
    Randolph Macon Project, RB,
    2.290%, 09/01/23, LOC:
    Wachovia Bank N.A. (b)              7,870      7,870
  Lynchburg Industrial
    Development Hospital
    Facilities, First Mortgage,
    VHA Mid Atlantic Project, Ser
    G, RB, 2.300%, 12/01/25,
    AMBAC (b)                           6,930      6,930
  Manassas School Project, GO,
    3.000%, 07/01/05                    1,100      1,104

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Newport News Redevelopment &
    Housing Authority, Ser PT
    1374, RB, 2.300%, 12/01/06,
    LOC: Merrill Lynch Capital
    Services, Inc. (b)             $    8,950   $  8,950
  Newport News Industrial
    Development Authority, CNU
    Warwick LLC Student Housing
    Project, RB, 2.300%,
    11/01/28, LOC: Bank of
    America N.A. (b)                    4,300      4,300
  Norfolk Industrial Development
    Authority, Children's
    Hospital Facilities Project,
    RB, 2.300%, 06/01/20, LOC:
    Wachovia Bank (b)                  15,300     15,300
  Norfolk Redevelopment & Housing
    Authority, Old Dominion
    University Project, RB,
    2.300%, 08/01/33, LOC: Bank
    of America N.A. (b)                 3,000      3,000
  Norfolk Redevelopment & Housing
    Authority, Old Dominion
    University Project, Ser B,
    RB, 2.300%, 08/01/33, LOC:
    Bank of America N.A. (b)            4,400      4,400
  Orange County Industrial
    Development Authority, Zamma
    Project, RB, 2.270%,
    12/01/22, LOC: SouthTrust
    Bank N.A. (b)                       1,860      1,860
  Peninsula Ports Authority,
    Dominion Terminal Associates
    Project, Ser C, RB, 2.270%,
    07/01/16, LOC: Citibank N.A.
    (b)                                 2,020      2,020
  Peninsula Ports Authority,
    Riverside Health Systems
    Project, RB, 2.300%, 07/01/37
    (b)                                 4,900      4,900
  Portsmouth Industrial
    Development Authority,
    Fairwood Homes Project, Ser
    A, RB, 2.330%, 11/01/27, LOC:
    Bank of America N.A. (b)            2,645      2,645

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Prince Edward County Industrial
    Development Authority,
    Eldercare of Virginia
    Project, RB, 2.300%,
    08/01/05, LOC: Bank of
    America N.A. (b)               $    2,050   $  2,050
  Roanoke Industrial Development
    Authority, Hollins University
    Project, RB, 2.290%,
    05/01/15, LOC: First Union
    National Bank (b)                   5,500      5,500
  University of Virginia, Ser A,
    RB, 2.220%, 06/01/34 (b)           13,000     13,000
  Virginia Beach Development
    Authority, Multi-Family
    Housing, Ser PT-1146, RB,
    2.330%, 07/01/06, Callable
    10/01/05 @ 100, LOC: Merrill
    Lynch Capital Services, Inc.
    (b) (d)                            12,830     12,830
  Virginia Beach Development
    Authority, Ocean Ranch
    Project, RB, 2.270%,
    07/01/17, LOC: Branch Banking
    & Trust Co. (b)                     1,785      1,785
  Virginia College Building
    Authority Educational
    Facilities, Ser 134, RB,
    2.300%, 09/01/07, FSA (b)           9,425      9,425
  Virginia Resources Authority,
    Clean Water Revenue, Ser PA
    790, RB, 2.300%, 10/01/16,
    Callable 10/01/10 @ 100, LOC:
    Merrill Lynch Capital
    Services, Inc. (b) (d)              2,600      2,600
  Virginia State Commonwealth
    Transportation Board Rate
    Receipts Authority, Ser SG
    134, RB, 2.300%, 05/15/22,
    Callable 05/15/09 @ 101, LOC:
    Societe Generale (b)                2,900      2,900
  Virginia State Port Authority,
    Ser SG 111, RB, 2.350%,
    07/01/24 (b)                       14,705     14,705

--------------------------------------------------------
                                   Shares or
                                   Principal
                                     Amount      Value
--------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia State Public Building
    Authority, Ser 131, RB,
    2.320%, 08/01/19, Callable
    08/01/08 @ 100, MBIA (b)       $    1,785   $  1,785
  Virginia State Public School
    Authority, Ser II-R 4050, RB,
    2.320%, 08/01/17, Callable
    08/01/13 @ 100, LOC:
    Citigroup Global Market
    Holding, Inc. (b)                   4,140      4,140
  Virginia State Public School
    Authority, Ser PT 1619, RB,
    2.300%, 08/01/08, LOC:
    Merrill Lynch Capital
    Services, Inc. (b) (d)              8,480      8,480
  Virginia State Small Business
    Financing Authority, Clarke
    County Industrial Development
    Project, RB, AMT, 2.370%,
    07/01/25, LOC: Branch Banking
    & Trust Co. (b)                     1,740      1,740
  Williamsburg Industrial
    Development Authority,
    Colonial Williamsburg Museum
    Foundation Project, RB,
    2.300%, 12/01/18, LOC: Bank
    of America N.A. (b)                   250        250
                                                --------
                                                 312,926
                                                --------
Total Municipal Bonds (Cost
  $366,511)                                      366,511
                                                --------
MONEY MARKET FUNDS (2.1%)
  Federated Virginia Municipal
    Cash Trust, Institutional
    Class                           7,758,308      7,758
                                                --------
Total Money Market Funds
  (Cost $7,758)                                    7,758
                                                --------
Total Investments
  (Cost $374,269)(a) -- 99.9%                    374,269
Other assets in excess of liabilities -- 0.1%        488
                                                --------
Net Assets -- 100.0%                            $374,757
                                                ========

     See notes to schedules of portfolio investments and notes to financial statements.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005

(a) See notes to financial statements for unrealized appreciation/(depreciation) of securities on a tax basis.

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2005. Maturity date represents actual maturity date.

(c)   Rate represents the effective yield at purchase.

(d) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e) The Fund's advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

The following abbreviations are used in these Schedules of Portfolio
Investments:

AMBAC      Security insured by the American
           Municipal Bond Assurance Corporation.

AMT        Alternative Minimum Tax Paper

Cl         Class

COP        Certificates of Participation

DN         Discount Note

FGIC       Security insured by the Financial Guaranty
           Insurance Company.

FHLB       Security insured by the Federal Home Loan
           Bank.

FHLMC      Security insured by Freddie Mac.

FNMA       Security insured by Fannie Mae.

FSA        Security insured by Financial Security
           Assurance.

GNMA       Security insured by the Government
           National Mortgage Association.

GO         General Obligation

LOC        Line of Credit

MBIA       Security insured by the Municipal Bond
           Insurance Association.

RB         Revenue Bond

Ser        Series

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC FUNDS  March 31, 2005

                                                                                   U.S. Government                     Virginia
                                                    Prime Quality    Tax-Exempt      Securities      U.S. Treasury     Tax-Free
                                                    Money Market    Money Market    Money Market     Money Market    Money Market
                                                        Fund            Fund            Fund             Fund            Fund
                                                    -------------   ------------   ---------------   -------------   ------------
Assets:
  Total Investments, at Cost......................   $5,345,437      $1,335,816       $748,379        $1,599,608       $374,269
                                                     ==========      ==========       ========        ==========       ========
  Investments, at Value...........................   $5,284,201      $1,335,816       $685,107        $  817,294       $374,269
  Repurchase Agreements, at Value.................       61,236              --         63,272           782,314             --
                                                     ----------      ----------       --------        ----------       --------
  Total Investments, at Value.....................    5,345,437       1,335,816        748,379         1,599,608        374,269
                                                     ----------      ----------       --------        ----------       --------
  Cash and Cash Equivalents.......................           29              --             --            70,833             --
  Accrued Income..................................       18,159           5,023            901             6,088          1,090
  Prepaid Expenses and Other Assets...............          175              43             26                37             10
                                                     ----------      ----------       --------        ----------       --------
  Total Assets....................................    5,363,800       1,340,882        749,306         1,676,566        375,369
                                                     ----------      ----------       --------        ----------       --------
Liabilities:
  Income Distributions Payable....................        8,721           1,574          1,252             2,191            416
  Payable for Investment Securities Purchased.....       43,299              --            276           265,462             --
  Investment Advisory Fees Payable................        2,418             529            379               665            126
  Administration Fees Payable.....................          119              31             18                32              8
  Distribution and Service Fees Payable...........          355              50             33                --             33
  Custodian Fees Payable..........................           18               2              4                 5              3
  Accrued Expenses................................          377              91             50               125             26
                                                     ----------      ----------       --------        ----------       --------
  Total Liabilities...............................       55,307           2,277          2,012           268,480            612
                                                     ----------      ----------       --------        ----------       --------
  Total Net Assets................................   $5,308,493      $1,338,605       $747,294        $1,408,086       $374,757
                                                     ==========      ==========       ========        ==========       ========
Net Assets:
  Capital.........................................   $5,308,611      $1,338,605       $747,293        $1,408,222       $374,752
  Undistributed (Distribution in Excess of) Net
    Investment Income.............................          (74)             --             --                62              6
  Accumulated Net Realized Gains on Investments...          (44)             --              1              (198)            (1)
                                                     ----------      ----------       --------        ----------       --------
  Total Net Assets................................   $5,308,493      $1,338,605       $747,294        $1,408,086       $374,757
                                                     ==========      ==========       ========        ==========       ========
NET ASSETS:
  T Shares........................................   $3,173,794      $  936,272       $517,253        $1,407,783       $177,377
  A Shares........................................   $2,124,606      $  402,333       $230,041        $      303       $197,380
  L Shares........................................   $   10,093             N/A            N/A               N/A            N/A
SHARES OUTSTANDING:
  T Shares........................................    3,173,897         936,241        517,252         1,407,919        177,377
  A Shares........................................    2,124,621         402,364        230,042               303        197,375
  L Shares........................................       10,093             N/A            N/A               N/A            N/A
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE:
  T Shares........................................   $     1.00      $     1.00       $   1.00        $     1.00       $   1.00
  A Shares........................................   $     1.00      $     1.00       $   1.00        $     1.00       $   1.00
  L Shares*.......................................   $     1.00             N/A            N/A               N/A            N/A

Amounts designated as "--" are $0 or have been rounded to $0.

*  Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)

STI CLASSIC FUNDS  For the Periods Indicated

                                                                Prime Quality Money                Tax-Exempt Money
                                                                    Market Fund                      Market Fund
                                                              ------------------------         ------------------------
                                                              06/01/04-      06/01/03-         06/01/04-      06/01/03-
                                                              03/31/05       05/31/04          03/31/05       05/31/04
                                                              ---------      ---------         ---------      ---------
Investment Income:
  Dividend Income...........................................   $   314        $ 2,346           $   361        $   258
  Interest Income...........................................    83,062         64,117            17,111         13,442
                                                               -------        -------           -------        -------
  Total Investment Income...................................    83,376         66,463            17,472         13,700
                                                               -------        -------           -------        -------
Expenses:
  Investment Advisory Fees..................................    27,754         37,505             6,174          7,476
  Administration, Fund Accounting and Transfer Agent Fees...     1,486          3,954               385            932
  Distribution Fees -- A Shares.............................     3,164          3,763               398            401
  Distribution and Service Fees -- L Shares.................        94            184
  Transfer Agent Shareholder Servicing Fees.................        11            154                 3             36
  Custodian Fees............................................       107            183                19             33
  Professional Fees.........................................       177            226                46             55
  Insurance Fees............................................       101             49                24             12
  Registration Fees.........................................        79            196                23             46
  Transfer Agent Out of Pocket Expenses.....................       127            191                32             45
  Transfer Agent Fees -- T Shares...........................         3             17                 2             16
  Transfer Agent Fees -- A Shares...........................         4             26                 2             13
  Transfer Agent Fees -- L Shares...........................         3             23
  Printing Fees.............................................       539            174                59             44
  Trustees' Fees............................................        47             61                12             14
  Other Expenses............................................       123            140                62             28
                                                               -------        -------           -------        -------
  Total Expenses............................................    33,819         46,846             7,241          9,151
    Less: Investment Advisory Fees Waived...................    (4,697)        (6,339)           (1,121)        (1,342)
    Less: Distribution Fees Waived/Reimbursed -- A Shares...       (70)          (450)              (12)           (74)
    Less: Distribution and Service Fees Waived -- L
      Shares................................................       (68)          (135)
    Expense Offset -- Insurance Premiums....................       (45)            --               (11)            --
                                                               -------        -------           -------        -------
  Net Expenses..............................................    28,939         39,922             6,097          7,735
                                                               -------        -------           -------        -------
  Net Investment Income.....................................    54,437         26,541            11,375          5,965
                                                               -------        -------           -------        -------
Net Realized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investment Sold...............         2            655                83            353
                                                               -------        -------           -------        -------
  Total Net Realized Gain (Loss) on Investments.............         2            655                83            353
                                                               -------        -------           -------        -------
  Net Increase in Net Assets from Operations................   $54,439        $27,196           $11,458        $ 6,318
                                                               =======        =======           =======        =======

Amounts designated as "--" are $0 or have been rounded to $0.

            U.S. Government             U.S. Treasury            Virginia Tax-Free
        Securities Money Market          Money Market               Money Market
        ------------------------   ------------------------   ------------------------
        06/01/04-      06/01/03-   06/01/04-      06/01/03-   06/01/04-      06/01/03-
        03/31/05       05/31/04    03/31/05       05/31/04    03/31/05       05/31/04
        ---------      ---------   ---------      ---------   ---------      ---------
         $    --        $    --     $    --        $   --      $   74         $   33
          13,224         10,191      20,050        10,997       4,170          3,171
         -------        -------     -------        ------      ------         ------
          13,224         10,191      20,050        10,997       4,244          3,204
         -------        -------     -------        ------      ------         ------
           4,624          6,110       7,200         7,356       1,089          1,269
             244            644         375           776          92            217
             322            399          --            --         474            439
               2             25           3            30           1              8
              14             22          17            28           9              8
              29             34          49            48          12             13
              17              8          26             7           6              3
              16             39          19            35           9             10
              24             31          34            38          10             11
               2             16           2            16           2             16
               2             15           2             5           2             12
              40             24          66            37          13             10
               8             10          13            12           3              3
              26             16          68            43          16              3
         -------        -------     -------        ------      ------         ------
           5,370          7,393       7,874         8,431       1,738          2,022
            (640)          (843)       (997)       (1,016)         --             --
             (10)           (64)         (2)           (5)       (240)          (254)
              (7)            --         (10)           --          (3)            --
         -------        -------     -------        ------      ------         ------
           4,713          6,486       6,865         7,410       1,495          1,768
         -------        -------     -------        ------      ------         ------
           8,511          3,705      13,185         3,587       2,749          1,436
         -------        -------     -------        ------      ------         ------
              --             27        (198)          628          81             87
         -------        -------     -------        ------      ------         ------
              --             27        (198)          628          81             87
         -------        -------     -------        ------      ------         ------
         $ 8,511        $ 3,732     $12,987        $4,215      $2,830         $1,523
         =======        =======     =======        ======      ======         ======

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FUNDS  For the Periods Indicated

                                                         Prime Quality                                  Tax-Exempt
                                                       Money Market Fund                            Money Market Fund
                                            ----------------------------------------     ----------------------------------------
                                            06/01/04-      06/01/03-      06/01/02-      06/01/04-      06/01/03-      06/01/02-
                                             03/31/05       05/31/04       05/31/03       03/31/05       05/31/04       05/31/03
                                            ----------     ----------     ----------     ----------     ----------     ----------
Operations:
  Net Investment Income...................  $   54,437     $   26,541     $   65,189     $   11,375     $    5,965     $    9,430
  Net Realized Gain (Loss) on Investments
    Sold..................................           2            655            (79)            83            353            145
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Net Increase in Net Assets from
    Operations............................      54,439         27,196         65,110         11,458          6,318          9,575
                                            ----------     ----------     ----------     ----------     ----------     ----------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    T Shares..............................     (35,893)       (20,077)       (46,605)        (8,935)        (5,054)        (7,837)
    A Shares..............................     (18,507)        (6,411)       (18,499)        (2,440)          (911)        (1,593)
    L Shares..............................        (124)           (53)           (85)
  Realized Capital Gains:
    T Shares..............................          --            (79)          (495)          (321)          (110)          (103)
    A Shares..............................          --            (38)          (240)          (110)           (26)           (31)
    L Shares..............................          --             --             (2)
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total Dividends and Distributions.......     (54,524)       (26,658)       (65,926)       (11,806)        (6,101)        (9,564)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Capital Transactions:
  Change in Net Assets from Capital
    Transactions..........................     (46,079)      (870,301)       418,698         85,862        (74,992)       201,980
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Change in Net Assets....................     (46,164)      (869,763)       417,882         85,514        (74,775)       201,991
                                            ----------     ----------     ----------     ----------     ----------     ----------
Net Assets:
  Beginning of Period.....................   5,354,657      6,224,420      5,806,538      1,253,091      1,327,866      1,125,875
                                            ----------     ----------     ----------     ----------     ----------     ----------
  End of Period...........................  $5,308,493     $5,354,657     $6,224,420     $1,338,605     $1,253,091     $1,327,866
                                            ==========     ==========     ==========     ==========     ==========     ==========
Undistributed (Distribution in Excess of)
  Net Investment Income, End of Period....  $      (74)    $      (65)    $      (65)    $       --     $       --     $       --
                                            ==========     ==========     ==========     ==========     ==========     ==========

Amounts designated as "--" are either $0 or have been rounded to $0.

               U.S. Government Securities                         U.S. Treasury
                    Money Market Fund                           Money Market Fund
        -----------------------------------------   ------------------------------------------
        06/01/04-      06/01/03-       06/01/02-    06/01/04-       06/01/03-       06/01/02-
        03/31/05        05/31/04        05/31/03     03/31/05        05/31/04        05/31/03
        ---------      ----------      ----------   ----------      ----------      ----------
        $8,511...      $    3,705      $   11,619   $   13,185      $    3,587      $    7,887
        --......               27              --         (198)            628             500
        --------       ----------      ----------   ----------      ----------      ----------
        8,511...            3,732          11,619       12,987           4,215           8,387
        --------       ----------      ----------   ----------      ----------      ----------
          (6,507)          (3,043)         (9,571)     (13,515)         (3,589)         (7,887)
          (2,015)            (662)         (2,048)          (3)             (1)             --
        ........
        --......               --              --           --            (590)           (442)
        --......               --              --           --              --              --
        ........
        --------       ----------      ----------   ----------      ----------      ----------
          (8,522)          (3,705)        (11,619)     (13,518)         (4,180)         (8,329)
        --------       ----------      ----------   ----------      ----------      ----------
        (102,119)        (393,409)         35,043      174,651         153,152         208,775
        --------       ----------      ----------   ----------      ----------      ----------
        (102,130)        (393,382)         35,043      174,120         153,187         208,833
        --------       ----------      ----------   ----------      ----------      ----------
        849,424..       1,242,806       1,207,763    1,233,966       1,080,779         871,946
        --------       ----------      ----------   ----------      ----------      ----------
        $747,294..     $  849,424      $1,242,806   $1,408,086      $1,233,966      $1,080,779
        ========       ==========      ==========   ==========      ==========      ==========
        $--......      $       11      $       --   $       62      $      (21)     $      (18)
        ========       ==========      ==========   ==========      ==========      ==========

                    Virginia Tax-Free
                    Money Market Fund
         ---------------------------------------
         06/01/04-      06/01/03-      06/01/02-
         03/31/05        5/31/04       05/31/03
         ---------      ---------      ---------
         $  2,749       $  1,436       $  2,611
               81             87            107
         --------       --------       --------
            2,830          1,523          2,718
         --------       --------       --------
           (1,651)        (1,059)        (1,959)
           (1,097)          (377)          (652)
              (76)           (80)            (5)
              (66)           (44)            (2)
         --------       --------       --------
           (2,890)        (1,560)        (2,618)
         --------       --------       --------
           82,519        (23,691)       (23,896)
         --------       --------       --------
           82,459        (23,728)       (23,796)
         --------       --------       --------
          292,298        316,026        339,822
         --------       --------       --------
         $374,757       $292,298       $316,026
         ========       ========       ========
         $      6       $     --       $     --
         ========       ========       ========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                            Net Asset                                                                                   Total
                             Value,        Net        Net Realized                 Dividends from   Distributions     Dividends
                            Beginning   Investment   Gains (Losses)   Total From   Net Investment   from Realized        and
                            of Period     Income     on Investments   Operations       Income       Capital Gains   Distributions
                            ---------   ----------   --------------   ----------   --------------   -------------   -------------
PRIME QUALITY MONEY MARKET FUND
T Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2004                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.02            --            0.02          (0.02)            --             (0.02)
    Year Ended May 31,
      2001                    $1.00        0.06            --            0.06          (0.06)            --             (0.06)
    Year Ended May 31,
      2000                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
A Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --*               --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.02            --            0.02          (0.02)            --             (0.02)
    Year Ended May 31,
      2001                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
    Year Ended May 31,
      2000                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
L Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --*               --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2001                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
    Period Ended May 31,
      2000(a)                 $1.00        0.03            --            0.03          (0.03)            --             (0.03)
TAX-EXEMPT MONEY MARKET FUND
T Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --*               --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2001                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
    Year Ended May 31,
      2000                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
A Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --*               --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2001                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
    Year Ended May 31,
      2000                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
T Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --                --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2002                    $1.00        0.02            --            0.02          (0.02)            --             (0.02)
    Year Ended May 31,
      2001                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
    Year Ended May 31,
      2000                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
A Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --                --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2002                    $1.00        0.02            --            0.02          (0.02)            --             (0.02)
    Year Ended May 31,
      2001                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
    Year Ended May 31,
      2000                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)

                                                                                                 Ratio of Expenses to
                                                                                                  Average Net Assets
         Net Assets             Net Assets,    Ratio of Net Expenses   Ratio of Net Investment    (Excluding Waivers,
         Value, End    Total       End of         to Average Net        Income to Average Net     Reimbursements and
         of Period    Return+   Period (000)         Assets++                 Assets++             Expense Offset)++
         ----------   -------   ------------   ---------------------   -----------------------   ---------------------
           $1.00       1.13%     $3,173,794            0.60%                    1.34%                       0.71%
           $1.00       0.52%     $3,477,598            0.63%                    0.52%                       0.74%
           $1.00       1.17%     $4,284,266            0.63%                    1.14%                       0.74%
           $1.00       2.29%     $3,907,203            0.63%                    2.22%                       0.74%
           $1.00       5.75%     $3,728,371            0.63%                    5.57%                       0.75%
           $1.00       5.20%     $3,311,229            0.60%                    5.06%                       0.75%
           $1.00       0.96%     $2,124,606            0.80%                    1.17%                       0.91%
           $1.00       0.34%     $1,851,615            0.81%                    0.34%                       0.95%
           $1.00       0.98%     $1,925,521            0.81%                    0.96%                       0.94%
           $1.00       2.11%     $1,887,033            0.81%                    2.09%                       0.94%
           $1.00       5.57%     $1,927,309            0.80%                    5.36%                       0.95%
           $1.00       5.02%     $1,312,653            0.77%                    4.94%                       0.95%
           $1.00       0.94%     $   10,093            0.83%                    0.99%                       1.48%
           $1.00       0.22%     $   25,444            0.93%                    0.21%                       1.59%
           $1.00       0.54%     $   14,633            1.25%                    0.53%                       1.62%
           $1.00       1.36%     $   12,302            1.54%                    1.04%                       1.70%
           $1.00       4.75%     $    4,051            1.53%                    4.54%                       1.92%
           $1.00       2.93%     $    3,445            1.50%                    4.46%                       1.99%
           $1.00       0.90%     $  936,272            0.51%                    1.04%                       0.61%
           $1.00       0.48%     $  978,548            0.55%                    0.46%                       0.64%
           $1.00       0.81%     $1,088,415            0.54%                    0.79%                       0.64%
           $1.00       1.38%     $  907,827            0.55%                    1.39%                       0.65%
           $1.00       3.47%     $1,080,362            0.54%                    3.40%                       0.65%
           $1.00       3.19%     $  755,858            0.52%                    3.16%                       0.66%
           $1.00       0.78%     $  402,333            0.65%                    0.92%                       0.75%
           $1.00       0.35%     $  274,543            0.67%                    0.34%                       0.80%
           $1.00       0.68%     $  239,451            0.67%                    0.67%                       0.79%
           $1.00       1.26%     $  218,048            0.67%                    1.25%                       0.80%
           $1.00       3.35%     $  256,894            0.67%                    3.22%                       0.80%
           $1.00       3.07%     $  125,500            0.64%                    3.01%                       0.82%
           $1.00       1.03%     $  517,253            0.62%                    1.24%                       0.71%
           $1.00       0.43%     $  615,324            0.66%                    0.43%                       0.75%
           $1.00       1.01%     $  992,560            0.65%                    1.00%                       0.74%
           $1.00       2.25%     $  997,759            0.66%                    2.17%                       0.75%
           $1.00       5.56%     $  805,285            0.65%                    5.29%                       0.75%
           $1.00       4.86%     $  468,568            0.63%                    4.80%                       0.74%
           $1.00       0.89%     $  230,041            0.78%                    1.06%                       0.88%
           $1.00       0.28%     $  234,100            0.80%                    0.28%                       0.92%
           $1.00       0.86%     $  250,246            0.80%                    0.86%                       0.92%
           $1.00       2.11%     $  210,004            0.80%                    2.02%                       0.92%
           $1.00       5.41%     $  158,087            0.79%                    5.14%                       0.93%
           $1.00       4.71%     $   79,311            0.77%                    4.62%                       0.93%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                            Net Asset                                                                                   Total
                             Value,        Net        Net Realized                 Dividends from   Distributions     Dividends
                            Beginning   Investment   Gains (Losses)   Total From   Net Investment   from Realized        and
                            of Period     Income     on Investments   Operations       Income       Capital Gains   Distributions
                            ---------   ----------   --------------   ----------   --------------   -------------   -------------
U.S. TREASURY MONEY MARKET FUND
T Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --*               --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.02            --            0.02          (0.02)            --             (0.02)
    Year Ended May 31,
      2001                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
    Year Ended May 31,
      2000                    $1.00        0.05            --            0.05          (0.05)            --             (0.05)
A Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --             (0.01)
    Period Ended May 31,
      2004(b)                 $1.00          --*           --              --*            --*            --*               --*
VIRGINIA TAX-FREE MONEY MARKET FUND
T Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2004                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2001                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
    Year Ended May 31,
      2000                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
A Shares
    Period Ended March 31,
      2005**                  $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2004                    $1.00          --*           --              --*            --*            --*               --*
    Year Ended May 31,
      2003                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2002                    $1.00        0.01            --            0.01          (0.01)            --*            (0.01)
    Year Ended May 31,
      2001                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)
    Year Ended May 31,
      2000                    $1.00        0.03            --            0.03          (0.03)            --             (0.03)

+ Total return excludes sales charge. Not annualized for periods less than one year.

++  Annualized for periods less than one year.

+++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

*   Amount represents less than $0.005 per share.

** Effective June 1, 2004, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 2.) The cumulative effect of this change in methodology was immaterial to all Funds.

(a)  Commenced operations on October 4, 1999.

(b)  Commenced operations on November 12, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                                                 Ratio of Expenses to
                                                                                                  Average Net Assets
         Net Assets             Net Assets,    Ratio of Net Expenses   Ratio of Net Investment    (Excluding Waivers,
         Value, End    Total       End of         to Average Net        Income to Average Net     Reimbursements and
         of Period    Return+   Period (000)         Assets++                 Assets++             Expense Offset)++
         ----------   -------   ------------   ---------------------   -----------------------   ---------------------
           $1.00       0.99%     $1,407,783            0.62%                    1.19%                    0.71%
           $1.00       0.37%     $1,233,565            0.66%                    0.32%                    0.75%
           $1.00       0.88%     $1,080,779            0.65%                    0.81%                    0.74%
           $1.00       1.96%     $  871,946            0.65%                    1.90%                    0.74%
           $1.00       5.36%     $  733,768            0.66%                    5.23%                    0.76%
           $1.00       4.81%     $  723,277            0.63%                    4.71%                    0.74%
           $1.00       0.88%     $      303            0.75%                    0.97%                    1.48%
           $1.00       0.15%     $      401            0.75%                    0.21%                    3.17%+++
           $1.00       0.94%     $  177,377            0.46%                    1.07%                    0.46%
           $1.00       0.56%     $  173,959            0.50%                    0.51%                    0.50%
           $1.00       0.85%     $  219,701            0.49%                    0.84%                    0.49%
           $1.00       1.44%     $  240,681            0.50%                    1.45%                    0.50%
           $1.00       3.51%     $  226,188            0.50%                    3.45%                    0.50%
           $1.00       3.23%     $  245,243            0.51%                    3.19%                    0.51%
           $1.00       0.77%     $  197,380            0.66%                    0.92%                    0.86%
           $1.00       0.38%     $  118,339            0.67%                    0.34%                    0.90%
           $1.00       0.67%     $   96,325            0.67%                    0.66%                    0.90%
           $1.00       1.27%     $   99,141            0.67%                    1.22%                    0.90%
           $1.00       3.35%     $   93,004            0.66%                    3.28%                    0.91%
           $1.00       3.07%     $   62,878            0.67%                    3.17%                    0.73%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2005

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 49 funds as of March 31, 2005. The financial statements presented herein are those of the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund and the Virginia Tax-Free Money Market Fund (each a "Fund" and collectively the "Funds"). The Funds may offer the following share classes: T Shares, A Shares and L Shares. The Trust is authorized to issue an unlimited number of shares without par value. Shareholders have no preemptive rights. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

At a regular meeting of the Board of Trustees (the "Board") on February 15, 2005, the Board voted to change the fiscal and tax year end of the Funds from May 31 to March 31.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Investment securities are stated at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

     Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, securities transactions are reported on trade date. Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

     Effective June 1, 2004, the Funds changed their amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of the accounting change had no impact on total net assets of each Fund, but resulted in the following reclasses (in thousands):

                                                    Change in
                                                    Unrealized
                                   Change in      Appreciation/
                                Interest Income   (Depreciation)
                                ---------------   --------------
      Prime Quality Money
        Market Fund...........     $       (9)       $       9
      Tax-Exempt Money Market
        Fund..................           --                --
      U.S. Government
        Securities Money
        Market Fund...........           --                --
      U.S. Treasury Money
        Market Fund...........           --                --
      Virginia Tax-Free Money
        Market Fund...........           --                --

     The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting methodology.

     Repurchase Agreements -- The Funds purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Restricted Securities -- Certain of the Funds' investments are restricted as to resale. The table below shows the number of shares held, the acquisition date, cost, market value, value per share of such securities deemed illiquid and percentage of net assets which the securities comprise as of March 31, 2005 (in thousands):

     PRIME QUALITY MONEY MARKET FUND

                                                           Market
                            Number    Acqui-              Value as   Value    % of
                              of      sition                 of       per     Net
                            Shares     Date      Cost     03/31/05   Share   Assets
                            ------   --------   -------   --------   -----   ------
      Branch Banking &
       Trust Co., 2.695%,
       04/19/05............ 75,000   02/23/05   $75,000   $75,000    $1.00    1.4%

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     Classes -- Income and non-class specific expenses are allocated to the respective classes based on total settled shares outstanding and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. gain/loss and distribution), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day.

3. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

     Under terms of the agreements, the Funds are charged the following annual fees which are computed daily and paid monthly based upon average daily net assets:

STI CLASSIC FUNDS  March 31, 2005

                               Maximum
                                Annual
                               Advisory   Net Fees    Net Fees
                                 Fee      Paid 2005   Paid 2004
                               --------   ---------   ---------
      Prime Quality Money
        Market Fund..........    0.65%      0.54%       0.54%
      Tax-Exempt Money Market
        Fund.................    0.55       0.45        0.45
      U.S. Government
        Securities Money
        Market Fund..........    0.65       0.56        0.56
      U.S. Treasury Money
        Market Fund..........    0.65       0.56        0.56
      Virginia Tax-Free Money
        Market Fund..........    0.40       0.40        0.40

     The Investment Adviser has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and BISYS Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement, under which the Administrator provides administrative, fund accounting and transfer agent services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,500 per class annum, applicable to each additional class of shares over 145 classes of shares.

     Prior to July 26, 2004, SEI Investments Global Funds Services ("SEI") served as the Administrator and provided administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion. SEI had voluntarily agreed to waive all or a portion of their fees and to reimburse Fund expenses. For the period June 1, 2004 to July 23, 2004, SEI received fees totaling $2,333,093 from the Trust for its services.

     Per the executed Master Services Agreement, BISYS Fund Services Ohio, Inc. has agreed to pay a total of $325,000 per annum towards the insurance premiums payable annually by the Trust and the STI Classic Variable Trust. $300,000 will be paid towards the premium for the Directors and Officers Liability/Errors and Omissions Insurance Policy, and $25,000 will be paid towards the premium for the Fidelity Bond Policy.

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Agreement effective July 26, 2004. The Distributor will receive no fees for its distribution services under this agreement for the T Shares of any Fund. With respect to the A Shares and L Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of L Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly, as outlined in the tables below.

                                                            Maximum
                               Maximum      Net    Net      L Share      Net    Net
                               A Share      Fees   Fees   Distribution   Fees   Fees
                             Distribution   Paid   Paid   and Service    Paid   Paid
                                 Fee        2005   2004       Fee        2005   2004
                             ------------   ----   ----   ------------   ----   ----
      Prime Quality Money
       Market Fund.........     0.20%       0.20%  0.18%     0.75%       0.21%  0.20%
      Tax-Exempt Money
       Market Fund.........      0.15       0.15   0.12        N/A       N/A     N/A
      U.S. Government
       Securities Money
       Market Fund.........      0.17       0.16   0.14        N/A       N/A     N/A
      U.S. Treasury Money
       Market Fund.........      0.15         --     --        N/A       N/A     N/A
      Virginia Tax-Free
       Money Market Fund...      0.40       0.20   0.17        N/A       N/A     N/A

     The Distributor has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor. SEI Investments Distribution Co. had voluntarily agreed to waive all or a portion of its fees and to reimburse fund expenses.

     Transfer Agency Agreement -- The Trust and SunTrust Securities Inc. ("STS"), a wholly-owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides certain transfer agency account activity processing and servicing. The transfer agency service fees are based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are presented on the Statement of Operations as Transfer Agent Shareholder Servicing Fees.

     Prior to July 26, 2004, Federated Services Company provided transfer agency services to the Trust.

     Custodian Agreement -- SunTrust Bank acts as custodian for all of the Funds. The custodian is paid on the basis of net assets and transaction costs of the Funds. The custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

     Other -- Certain officers of the Trust are also officers of the Adviser, Administrator and/or the Distributor. Such officers (with the exception of the Chief Compliance Officer) receive no fees by the Trust for serving as officers of the Trust. Each of the eight trustees are compensated $43,000 ($344,000 total) and the Chairman of the Board receives $50,000 in meeting and retainer fees, plus the reimbursement for certain expenses incurred. Effective October 5, 2004, Trusco Capital Management, Inc. began providing an employee to serve as Chief Compliance Officer for the Trust and provide certain related services, and will receive an annual fee for this service of $120,000. In addition, BISYS provides an employee and staff to serve as an assistant to the Chief Compliance Officer for the Trust, including providing certain related services, and will receive a fee for these services of $150,000. Both fees are allocated across the assets of the Trust and the STI Classic Variable Trust. For the period ended March 31, 2005, the total related amounts paid by the Trust were $319,892.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc. to act as an agent in placing repurchase agreements for the Trust. For the period ended March 31, 2005, the following Funds paid SunTrust Robinson Humphrey through a reduction in the yield earned by the Funds on those repurchase agreements (in thousands):

                                                  2005   2004
                                                  Fees   Fees
                                                  ----   ----
      Prime Quality Money Market Fund...........  $ 52   $ 46
      U.S. Government Securities Money Market
        Fund....................................    68    128
      U.S. Treasury Money Market Fund...........   409    423

     On March 31, 2005, the U.S. Treasury Money Market Fund had $70,832,825 in an account at SunTrust Robinson Humphrey that earned $5,106 in interest.

STI CLASSIC FUNDS  March 31, 2005

4. Capital Share Transactions

Capital share transactions for the Funds were as follows (in thousands):

                                                             Prime Quality                              Tax-Exempt
                                                           Money Market Fund                         Money Market Fund
                                                ---------------------------------------   ---------------------------------------
                                                 06/01/04-     06/01/03-     06/01/02-     06/01/04-     06/01/03-     06/01/02-
                                                 03/31/05      05/31/04      05/31/03      03/31/05      05/31/04      05/31/03
                                                -----------   -----------   -----------   -----------   -----------   -----------
Capital Transactions
T Shares
  Proceeds from Shares Issued.................  $ 3,189,305   $ 3,517,343   $ 4,749,028   $ 1,211,836   $ 1,424,246   $ 1,422,487
  Dividends Reinvested........................        3,021         1,743         3,794            --            --            --
  Cost of Shares Redeemed.....................   (3,496,078)   (4,326,125)   (4,375,170)   (1,253,857)   (1,534,286)   (1,241,913)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in Net Assets from T Shares
  Transactions................................  $  (303,752)  $  (807,039)  $   377,652   $   (42,021)  $  (110,040)  $   180,574
                                                -----------   -----------   -----------   -----------   -----------   -----------
A Shares(1)
  Proceeds from Shares Issued.................  $ 1,229,000   $ 1,045,548   $ 1,009,181   $   496,256   $   361,662   $   247,204
  Dividends Reinvested........................       15,823         6,441        18,722         2,233           937         1,624
  Cost of Shares Redeemed.....................     (971,800)   (1,126,059)     (989,190)     (370,606)     (327,551)     (227,422)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in Net Assets from A Shares
  Transactions................................  $   273,023   $   (74,070)  $    38,713   $   127,883   $    35,048   $    21,406
                                                -----------   -----------   -----------   -----------   -----------   -----------
L Shares
  Proceeds from Shares Issued.................  $     7,507   $    56,986   $    26,381
  Dividends Reinvested........................           92            43            75
  Cost of Shares Redeemed.....................      (22,949)      (46,221)      (24,123)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in Net Assets from L Shares
  Transactions................................  $   (15,350)  $    10,808   $     2,333
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in Net Assets from Capital
  Transactions................................  $   (46,079)  $  (870,301)  $   418,698   $    85,862   $   (74,992)  $   201,980
                                                ===========   ===========   ===========   ===========   ===========   ===========
Share Transactions:
T Shares
  Issued......................................    3,189,305     3,517,343     4,749,028     1,211,837     1,424,246     1,422,487
  Reinvested..................................        3,021         1,743         3,794            --            --            --
  Redeemed....................................   (3,496,078)   (4,326,125)   (4,375,170)   (1,253,857)   (1,534,286)   (1,241,913)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in T Shares Transactions...............     (303,752)     (807,039)      377,652       (42,020)     (110,040)      180,574
                                                -----------   -----------   -----------   -----------   -----------   -----------
A Shares(1)
  Issued......................................    1,229,000     1,045,548     1,009,181       496,256       361,662       247,204
  Reinvested..................................       15,823         6,441        18,722         2,233           937         1,624
  Redeemed....................................     (971,800)   (1,126,059)     (989,190)     (370,606)     (327,551)     (227,422)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in A Shares Transactions...............      273,023       (74,070)       38,713       127,883        35,048        21,406
                                                -----------   -----------   -----------   -----------   -----------   -----------
L Shares
  Issued......................................        7,507        56,986        26,381
  Reinvested..................................           92            43            75
  Redeemed....................................      (22,949)      (46,221)      (24,123)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in L Shares Transactions...............      (15,350)       10,808         2,333
                                                -----------   -----------   -----------   -----------   -----------   -----------
Change in Share Transactions..................      (46,079)     (870,301)      418,698        85,863       (74,992)      201,980
                                                ===========   ===========   ===========   ===========   ===========   ===========

(1) U.S. Treasury Money Market Fund A Shares commenced operations on November 12, 2003.

     U.S. Government Securities                      U.S. Treasury                        Virginia Tax-Free
          Money Market Fund                        Money Market Fund                      Money Market Fund
-------------------------------------   ---------------------------------------   ---------------------------------
 06/01/04-     06/01/03-    06/01/02-    06/01/04-     06/01/03-     06/01/02-    06/01/04-   06/01/03-   06/01/02-
 03/31/05      05/31/04     05/31/03     03/31/05      05/31/04      05/31/03     03/31/05     5/31/04    05/31/03
 ---------    -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
$ 1,049,985   $ 1,110,958   $ 966,202   $ 1,291,895   $ 1,849,253   $ 1,327,065   $ 220,098   $ 263,166   $ 341,280
        578           406       1,240           100            53            96         200         129         184
 (1,148,626)   (1,488,621)   (972,641)   (1,117,246)   (1,696,555)   (1,118,386)   (216,847)   (309,014)   (362,518)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
$   (98,063)  $  (377,257)  $  (5,199)  $   174,749   $   152,751   $   208,775   $   3,451   $ (45,719)  $ (21,054)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
$   277,785   $   352,303   $ 439,242   $         5   $       400   $        --   $ 206,304   $ 133,175   $ 114,606
      1,737           659       2,037             3             1            --       1,004         421         654
   (283,578)     (369,114)   (401,037)         (106)           --            --    (128,240)   (111,568)   (118,102)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
$    (4,056)  $   (16,152)  $  40,242   $       (98)  $       401   $        --   $  79,068   $  22,028   $  (2,842)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
$  (102,119)  $  (393,409)  $  35,043   $   174,651   $   153,152   $   208,775   $  82,519   $ (23,691)  $ (23,896)
===========   ===========   =========   ===========   ===========   ===========   =========   =========   =========
  1,049,985     1,110,958     966,202     1,291,895     1,849,253     1,327,065     220,098     263,166     341,280
        578           406       1,240           100            53            96         200         129         184
 (1,148,626)   (1,488,621)   (972,641)   (1,117,246)   (1,696,555)   (1,118,386)   (216,847)   (309,014)   (362,518)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
    (98,063)     (377,257)     (5,199)      174,749       152,751       208,775       3,451     (45,719)    (21,054)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
    277,784       352,303     439,242             5           400            --     206,304     133,175     114,606
      1,737           659       2,037             3             1            --       1,004         421         654
   (283,578)     (369,114)   (401,037)         (106)           --            --    (128,240)   (111,568)   (118,102)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
     (4,057)      (16,152)     40,242           (98)          401            --      79,068      22,028      (2,842)
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
-----------   -----------   ---------   -----------   -----------   -----------   ---------   ---------   ---------
   (102,120)     (393,409)     35,043       174,651       153,152       208,775      82,519     (23,691)    (23,896)
===========   ===========   =========   ===========   ===========   ===========   =========   =========   =========

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FUNDS  March 31, 2005

5. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

At March 31, 2005, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes generally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2005, were as follows (in thousands):

                                                                            Aggregate      Aggregate          Net
                                                                              Gross          Gross         Unrealized
                                                               Federal      Unrealized     Unrealized    Appreciation/
                                                               Tax Cost    Appreciation   Depreciation   (Depreciation)
                                                              ----------   ------------   ------------   --------------
Prime Quality Money Market Fund.............................  $5,345,437     $     --       $     --        $     --
Tax-Exempt Money Market Fund................................   1,335,816           --             --              --
U.S. Government Securities Money Market Fund................     748,379           --             --              --
U.S. Treasury Money Market Fund.............................   1,599,641           --            (33)            (33)
Virginia Tax-Free Money Market Fund.........................     374,269           --             --              --

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2005 was as follows (in thousands):

                                                Distributions paid from
                                             ------------------------------
                                             Net Investment   Net Long Term   Total Taxable    Tax-Exempt     Total Distributions
Fund                                             Income       Capital Gains   Distributions   Distributions          Paid*
----                                         --------------   -------------   -------------   -------------   -------------------
Prime Quality Money Market Fund............     $47,933           $ --           $47,933         $    --            $47,933
Tax-Exempt Money Market Fund...............         221            210               431          10,358             10,789
U.S. Government Securities Money Market
  Fund.....................................       7,574             --             7,574              --              7,574
U.S. Treasury Money Market Fund............      11,628             --            11,628              --             11,628
Virginia Tax-Free Money Market Fund........          77             69               146           2,457              2,603

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2004 was as follows (in thousands):

                                                Distributions paid from
                                             ------------------------------
                                             Net Investment   Net Long Term   Total Taxable    Tax-Exempt     Total Distributions
Fund                                             Income       Capital Gains   Distributions   Distributions          Paid*
----                                         --------------   -------------   -------------   -------------   -------------------
Prime Quality Money Market Fund............     $26,658            $--           $26,658         $   --             $26,658
Tax-Exempt Money Market Fund...............          54             81               135          5,966               6,101
U.S. Government Securities Money Market
  Fund.....................................       3,705             --             3,705             --               3,705
U.S. Treasury Money Market Fund............       4,174              6             4,180             --               4,180
Virginia Tax-Free Money Market Fund........          28             96               124          1,436               1,560

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2003 was as follows (in thousands):

                                                Distributions paid from
                                             ------------------------------
                                             Net Investment   Net Long Term   Total Taxable    Tax-Exempt     Total Distributions
Fund                                             Income       Capital Gains   Distributions   Distributions          Paid*
----                                         --------------   -------------   -------------   -------------   -------------------
Prime Quality Money Market Fund............     $65,926            $--           $65,926         $   --             $65,926
Tax-Exempt Money Market Fund...............         124             10               134          9,430               9,564
U.S. Government Securities Money Market
  Fund.....................................      11,619             --            11,619             --              11,619
U.S. Treasury Money Market Fund............       8,329             --             8,329             --               8,329
Virginia Tax-Free Money Market Fund........           3              4                 7          2,611               2,618

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of March 31, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                                                                                                    Accumulated
                                      Undistributed   Undistributed                                   Capital        Unrealized
                                       Tax-Exempt       Ordinary      Accumulated   Distributions    and Other      Appreciation
Fund                                     Income          Income        Earnings        Payable        Losses       (Depreciation)*
----                                  -------------   -------------   -----------   -------------   -----------   -----------------
Prime Quality Money Market Fund.....     $   --          $8,648         $8,648         $(8,721)        $ (45)           $ --
Tax-Exempt Money Market Fund........      1,574              --          1,574          (1,574)           --              --
U.S. Government Securities Money
 Market Fund........................         --           1,252          1,252          (1,252)           --              --
U.S. Treasury Money Market Fund.....         --           2,253          2,253          (2,191)         (165)            (33)
Virginia Tax-Free Money Market
 Fund...............................        421              --            421            (416)           --              --

                                         Total
                                      Accumulated
                                       Earnings
Fund                                   (Deficit)
----                                  -----------
Prime Quality Money Market Fund.....     $(118)
Tax-Exempt Money Market Fund........        --
U.S. Government Securities Money
 Market Fund........................        --
U.S. Treasury Money Market Fund.....      (136)
Virginia Tax-Free Money Market
 Fund...............................         5

* The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral on wash sales and the difference between book and tax amortization methods for premium and market discount.
As of the latest tax year end of March 31, 2005, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                               Expires
                                                               --------
Fund                                                             2013
----                                                           --------
Prime Quality Money Market Fund.............................   $ 16,613
U.S. Government Securities Money Market Fund................         13
U.S. Treasury Money Market Fund.............................    164,782

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Funds have incurred and will elect to defer capital losses as follows:

                                                               Capital
Fund                                                           Losses
----                                                           -------
Prime Quality Money Market Fund.............................   $27,896

6. Concentrations/Risks

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

The Virginia Tax-Free Money Market Fund concentrates its investments in securities of issuers located in a specific region, subjecting the Fund to the economic and government policies of that region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC FUNDS  March 31, 2005

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (five of the forty-nine funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the period June 1, 2004 to March 31, 2005 and for the year ended May 31, 2004, the changes in each of their net assets for the period June 1, 2004 to March 31, 2005 and for each of the two years in the period ended May 31, 2004 and the financial highlights for the period June 1, 2004 to March 31, 2005 and for each of the three years in the period ended May 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years ended May 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 25, 2005

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Member." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Member." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                          TERM OF                                          NUMBER OF
                         POSITION(S)     OFFICE AND                 PRINCIPAL              PORTFOLIOS
   NAME, ADDRESS, AND     HELD WITH      LENGTH OF                OCCUPATION(S)           OVERSEEN FOR
     DATE OF BIRTH        THE GROUP     TIME SERVED          DURING THE PAST 5 YEARS       THE TRUST
------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
--------------
Richard W. Courts, II     Trustee      Indefinite:      Chairman, Atlantic Investment          49
3435 Stelzer Road                      since            Company.
Columbus, OH 43219                     November, 2001
01/18/36
------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      Indefinite:      Chairman, Haverty Furniture            49
3435 Stelzer Road                      since            Companies, 2001 to present;
Columbus, OH 43219                     November, 2001   Partner, King and Spaulding LLP
06/03/42                                                (law firm), 1977 to 2000.
------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
--------------
Thomas Gallagher          Trustee      Indefinite:      President and CEO, Genuine Parts       49
3435 Stelzer Road                      since            Company.
Columbus, OH 43219                     May, 2000
11/25/47
------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      Indefinite:      Retired.                               49
3435 Stelzer Road                      since
Columbus, OH 43219                     May, 1992
12/03/32
------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      Indefinite:      President and Chief Executive          49
3435 Stelzer Road                      since            Officer, Cox Communications, Inc.
Columbus, OH 43219                     May, 2000
07/04/42
------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Trustee      Indefinite:      Retired.                               49
3435 Stelzer Road                      since
Columbus, OH 43219                     February, 1998
03/28/30
------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      Indefinite:      Professor (since 2004) and Dean        49
3435 Stelzer Road                      since            (1997-2004) of J. Mack Robinson
Columbus, OH 43219                     November, 2004   College of Business, Georgia
07/21/49                                                State University.
------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      Indefinite:      Retired. EVP, Georgia Power Co.        49
3435 Stelzer Road                      since            and SVP, Southern Co.
Columbus, OH 43219                     November, 2004   (1998-2001).
11/12/40
------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      Indefinite:      Retired. Former Partner,               49
3435 Stelzer Road                      since            Accenture.
Columbus, OH 43219                     November, 2004
07/13/35
------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee      Indefinite:      Vice President and Controller,         49
3435 Stelzer Road                      since            The Coca-Cola Co.
Columbus, OH 43219                     May, 2005
04/10/58
------------------------------------------------------------------------------------------------------

                                     OTHER
                                 DIRECTORSHIPS
   NAME, ADDRESS, AND            HELD BY BOARD
     DATE OF BIRTH                   MEMBER
INTERESTED
BOARD MEMBERS*
--------------
Richard W. Courts, II     Director, Cousins
3435 Stelzer Road         Properties, Inc.; Director,
Columbus, OH 43219        Genuine Parts Co.; Director,
01/18/36                  Piedmont Medical Center;
                          Director, SunTrust Bank,
                          Atlanta; Chairman, Courts
                          Foundation; Chairman, J.
                          Bulow Campbell Foundation.
                          Trustee of STI Classic
                          Variable Trust.
-----------------------------------------------------------------------------------
Clarence H. Ridley        Director, Crawford & Co.
3435 Stelzer Road         Trustee of STI Classic
Columbus, OH 43219        Variable Trust.
06/03/42
------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
--------------
Thomas Gallagher          Director, NAPA; Director,
3435 Stelzer Road         Genuine Parts Co.; Director,
Columbus, OH 43219        Stone Mountain Industrial
11/25/47                  Park; Trustee, The Lovett
                          School; Director, Oxford
                          Industries. Trustee of STI
                          Classic Variable Trust.
------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee of STI Classic
3435 Stelzer Road         Variable Trust, and SEI
Columbus, OH 43219        Family of Funds.
12/03/32
------------------------------------------------------------------------------------------------------
James O. Robbins          Director, National Cable and
3435 Stelzer Road         Telecommunications
Columbus, OH 43219        Association; Director, Cable
07/04/42                  Labs; Director, C-SPAN;
                          Director, Discovery Channel;
                          Trustee, St. Paul's Schools;
                          Director, Cox
                          Communications. Trustee of
                          STI Classic Variable Trust.
------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Director, Detroit Riverfront
3435 Stelzer Road         Conservancy. Trustee of STI
Columbus, OH 43219        Classic Variable Trust
03/28/30
------------------------------------------------------------------------------------------------------
Sidney E. Harris          Director, ServiceMaster;
3435 Stelzer Road         Director, Total System
Columbus, OH 43219        Services, Inc.; Director,
07/21/49                  Transamerica Investors, Inc.
                          Trustee of STI Classic
                          Variable Trust.
------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Director, WellPoint, Inc.;
3435 Stelzer Road         Director, UniSource Energy
Columbus, OH 43219        Corp.; Director, HomeBanc
11/12/40                  Corp. Trustee of STI Classic
                          Variable Trust.
------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee of STI Classic
3435 Stelzer Road         Variable Trust.
Columbus, OH 43219
07/13/35
------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee of STI Classic
3435 Stelzer Road         Variable Trust.
Columbus, OH 43219
04/10/58
------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

                                               TERM OF
                                             OFFICE AND
                             POSITION(S)      LENGTH OF
   NAME, ADDRESS, AND         HELD WITH         TIME                         PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH            THE GROUP        SERVED                        DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
R. Jeffrey Young           President         Since 2004    Senior Vice President, Relationship Management, BISYS Fund
3435 Stelzer Road                                          Services since April 2002. Vice President, Client Services,
Columbus, OH 43219                                         BISYS Fund Services from May 1997 to April 2002.
08/22/64
-----------------------------------------------------------------------------------------------------------------------
David L. Hughes            Treasurer and     Since 2005    Vice President, Financial Administration, BISYS Fund
3435 Stelzer Road          CFO                             Services since February 2005. Assistant Vice President,
Columbus, OH 43219                                         Evergreen Investments from 2000 to 2004; Fund Accounting
01/25/63                                                   Manager, Fidelity Investments from 1998 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice    Since 2003    Chief Compliance Officer and Managing Director of Trusco
50 Hurt Plaza              President,                      Capital Management, Inc. since March 2003 and President of
Atlanta, GA 30303          Assistant                       Investment Industry Consultants, LLC since June 2000.
10/02/52                   Secretary and                   Director of Compliance at INVESCO, Inc. from March 1995 to
                           CCO                             June 2000.
-----------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary         Since 2005    Senior Counsel, Legal Services, BISYS Fund Services since
3435 Stelzer Road                                          December 2004. Director and Counsel, Investors Bank & Trust
Columbus, OH 43219                                         Company from October 1999 to November 2004.
07/08/46
-----------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant         Since 2004    Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary                       since January 2002. Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                         Compliance, BISYS Fund Services from June 1995 to January
04/07/67                                                   2002.
-----------------------------------------------------------------------------------------------------------------------
Julie M. Powers            Assistant         Since 2004    Senior Paralegal, Legal Services, BISYS Fund Services since
3435 Stelzer Road          Secretary                       June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine &
Columbus, OH 43219                                         Huber LLP from March 1998 to June 2000.
10/08/69
-----------------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------
As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges; and redemption fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/04           3/31/05        10/01/04-3/31/05      10/01/04-3/31/05
                Fund                                  -------------     -------------     -----------------     -----------------
Prime Quality Money Market Fund......    T Shares       $1,000.00         $1,008.40             $3.00                 0.60%
                                         A Shares        1,000.00          1,007.40              4.00                 0.80%
                                         L Shares        1,000.00          1,007.40              4.00                 0.80%
Tax-Exempt Money Market Fund.........    T Shares        1,000.00          1,006.70              2.50                 0.50%
                                         A Shares        1,000.00          1,005.90              3.25                 0.65%
U.S. Government Securities Money
  Market Fund........................    T Shares        1,000.00          1,007.70              3.05                 0.61%
                                         A Shares        1,000.00          1,006.80              3.90                 0.78%
U.S. Treasury Money Market Fund......    T Shares        1,000.00          1,007.70              3.05                 0.61%
                                         A Shares        1,000.00          1,007.00              3.75                 0.75%
Virginia Tax-Free Money Market
  Fund...............................    T Shares        1,000.00          1,007.00              2.30                 0.46%
                                         A Shares        1,000.00          1,006.00              3.30                 0.66%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

**  Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Beginning          Ending          Expense Paid        Expense Ratio
                                                        Account Value    Account Value      During Period*      During Period**
                                                          10/01/04          3/31/05        10/01/04-3/31/05     10/01/04-3/31/05
Fund                                                    -------------    --------------    ----------------    ------------------
----
Prime Quality Money Market Fund.........    T Shares      $1,000.00        $1,021.94            $3.02                 0.60%
                                            A Shares       1,000.00         1,020.94             4.03                 0.80%
                                            L Shares       1,000.00         1,020.94             4.03                 0.80%
Tax-Exempt Money Market Fund............    T Shares       1,000.00         1,022.44             2.52                 0.50%
                                            A Shares       1,000.00         1,021.69             3.28                 0.65%
U.S. Government Securities Money Market
  Fund..................................    T Shares       1,000.00         1,021.89             3.07                 0.61%
                                            A Shares       1,000.00         1,021.04             3.93                 0.78%
U.S. Treasury Money Market Fund.........    T Shares       1,000.00         1,021.89             3.07                 0.61%
                                            A Shares       1,000.00         1,021.19             3.78                 0.75%
Virginia Tax-Free Money Market Fund.....    T Shares       1,000.00         1,022.64             2.32                 0.46%
                                            A Shares       1,000.00         1,021.64             3.33                 0.66%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

**  Annualized.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of the shareholders of STI Classic Funds (the "Funds") was held on November 15, 2004. At the meeting shareholders voted and approved the following proposal:

     Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

     The results of this meeting are presented below:

                                         RICHARD W. COURTS, II
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,079,484.413           57.607%                  99.775%
Withhold.............................     19,527,110.520             .130%                    .225%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                          THOMAS C. GALLAGHER
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,647,093,895.243           57.634%                  99.821%
Withhold.............................     15,512,699.690             .103%                    .179%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                            F. WENDELL GOOCH
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,646,942,792.353           57.632%                  99.819%
Withhold.............................     15,663,802.580             .105%                    .181%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                            SIDNEY E. HARRIS
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,726,038.293           57.611%                  99.782%
Withhold.............................     18,880,556.640             .126%                    .218%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                             WARREN Y. JOBE
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,699,091.683           57.611%                  99.782%
Withhold.............................     18,907,503.250             .126%                    .218%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                           CLARENCE H. RIDLEY
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,065,943.353           57.607%                  99.774%
Withhold.............................     19,540,651.580             .130%                    .226%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                            JAMES O. ROBBINS
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,422,544.023           57.609%                  99.779%
Withhold.............................     19,184,050.910             .128%                    .221%
Total................................  8,662,606,594.933           57.737%                 100.000%

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

                                           JONATHAN T. WALTON
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,647,114,982.373           57.634%                  99.821%
Withhold.............................     15,491,612.560             .103%                    .179%
Total................................  8,662,606,594.933           57.737%                 100.000%

                                           CHARLES D. WINSLOW
--------------------------------------------------------------------------------------------------------
                                          # OF SHARES      % OF OUTSTANDING SHARES   % OF SHARES PRESENT
                                       -----------------   -----------------------   -------------------
Affirmative..........................  8,643,530,202.353           57.610%                  99.780%
Withhold.............................     19,076,392.580             .127%                    .220%
Total................................  8,662,606,594.933           57.737%                 100.000%

PROXY VOTING

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities during the period ended March 31, 2005 is available (1) without charge, upon request, by calling 1-800-428-6970, or on the Funds' website at www.sticlassicfunds.com, and (2) on the Securities and Exchange Commission's website at www.sec.gov.

OTHER INFORMATION

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review, or for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

         2005 ANNUAL REPORT
         ------------------

  STI CLASSIC INSTITUTIONAL FUNDS
  -------------------------------


























                                                           March 31, 2005






      [STI CLASSIC FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------
STI CLASSIC INSTITUTIONAL FUNDS ANNUAL REPORT, MARCH 31, 2005

President and CIO Letter to Shareholders ....................................  1

MANAGEMENT DISCUSSION AND ANALYSIS

Classic Institutional Core Bond Fund ........................................  3
Classic Institutional High Quality Bond Fund ................................  5
Classic Institutional Intermediate Bond Fund ................................  7
Classic Institutional Limited Duration Fund .................................  9
Classic Institutional Short-Term Bond Fund .................................. 11
Classic Institutional Super Short Income Plus Fund .......................... 13
Classic Institutional Total Return Bond Fund ................................ 15
Classic Institutional U.S. Government Securities Super Short Income Plus Fund 17
Seix Institutional High Yield Fund .......................................... 19
Classic Institutional Cash Management Money Market Fund ..................... 21
Classic Institutional U.S. Government Securities Money Market Fund .......... 22
Classic Institutional U.S. Treasury Securities Money Market Fund ............ 23


SCHEDULE OF PORTFOLIO INVESTMENTS ........................................... 24

Notes to Schedule of Portfolio Investments .................................. 68
Statements of Assets and Liabilities ........................................ 69
Statements of Operations .................................................... 73

Statements of Changes in Net Assets ......................................... 77

Financial Highlights ........................................................ 81

Notes to Financial Highlights ............................................... 87

Notes to Financial Statements ............................................... 88

Report of Independent Registered Public Accounting Firm .....................105

Trustees and Officers of the STI Classic Funds ..............................106

Expense Examples ............................................................108

Special Meeting of Shareholders .............................................111

PRESIDENT AND CIO LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
March 31, 2005

Dear Valued STI Classic Funds Shareholder,


The STI Classic Funds changed its official fiscal year end from May 31 to March 31. As a result, the "annual" shareholder letter this year will cover the 10 month period from June 1, 2004 through March 31, 2005. A great many pressures, policies, and events took place during this shorter time frame, and we will provide our perspective on how this has affected the direction and pace of the economy and financial markets.

Amid a firming economic backdrop and despite rising "headwinds," both the equity and bond markets registered net gains in the 10 month period ended March 31, 2005. The large-cap benchmark S&P 500 stock index rose 6.9% on a total return basis, while the Lehman Aggregate Bond Index gained 4.3%, though the path to both performances was anything but straight. Equities hovered in a trading range through the summer, before enjoying a post-election rally, while bond yields fell steadily through October, before bottoming and moving higher in the first quarter this year.

The economy demonstrated slow but steady and sustainable improvement throughout the past 10 months. For example, the stimulative effects of the previous tax cuts and mortgage rate declines faded as expected, and were gradually replaced with employment and income gains. Headline inflation remained near cycle lows for much of the period, though a combination of higher oil prices and emerging corporate pricing power signaled a turning point and an emerging upward trend. While the handoff from stimulus to sustainability was not exactly smooth, the evidence was adequate to convince the Federal Reserve Board (the "Fed") that the downside risks to the expansion were sufficiently reduced to begin raising short-term interest rates from the 1% low. Over the ensuing months, the Fed raised the overnight fed funds rate a total of seven times to 2.75% by March 31.

Several headwinds emerged as visible sources of restraint on growth during the period, and their influence persists today. These include:

- Higher energy prices: reduces discretionary income and raises operating costs
-    Rising interest rates: raises cost of capital and slows housing
- Weaker dollar: raises the costs of imports and keeps upward pressure on rates
- Lower federal deficit: reduction of stimulus to supplement internal economic strength

In the fixed-income markets, three important trends affected relative performance and our strategy. The first trend was higher short-term interest rates and the flattening effect exerted on the shape of the yield curve. The spread between short and long maturity rates was near an extreme level, so we implemented a "barbell" maturity structure in our bond portfolios to take advantage of this possibility. The second factor was a further narrowing in the credit yield spread between Treasury and Corporate securities, due to signs of economic strength and improving liquidity. We maintained overweight positions in corporate bonds for much of the time to take advantage of this relative outperformance. Finally, the rising risk of higher inflation, combined with favorable supply/demand factors prompted us to establish an overweight position in Treasury Inflation-Index Securities, commonly referred to as TIPS. These strategies proved helpful to our shareholders as longer and shorter-term securities outperformed the middle of the yield curve, and corporate bonds outperformed Treasuries.

In the equity markets, oil and commodity price increases dominated stock performance. Energy stocks were the dominant sector, increasing 44% during the 10 months, followed by utilities (+28%) and materials (+20%), though these last two sectors have relatively small market capitalizations. Performance in the larger technology (-3%), health care (-1%), and finance (2%) sectors lagged. The surge in energy stocks helped the value style outperform growth, while international stocks significantly outperformed the S&P 500. Also, small-cap stocks extended their outperformance string versus large-caps.

--------------------------------------------------------------------------------

Looking ahead, we remain positive on the outlook for the economy and corporate profits, but the rate of growth in both is likely to slow closer to historical averages, due to rising interest rates and more difficult comparisons, respectively. Economic growth may slow temporarily over the near term, but we expect real Gross Domestic Product(1) growth rate to match or slightly exceed the 3.0% average. We believe core inflation may trend moderately higher, supporting the Fed's plan to raise interest rates gradually in the months ahead, and the dollar could be under downward pressure.

We believe equities can perform well relative to bonds in the projected environment, despite the headwinds discussed above, though the sectors with the strongest returns are likely to be quite different from those of the past 10 months. In the bond markets, we see continuing growth and emerging inflation pushing bond yields moderately higher. However, with the yield curve relatively flat and credit yield spreads at narrow levels, relative outperformance in bonds, like stocks, should come from different sectors in the period ahead.

In closing, we want to take this opportunity to thank you again for investing in STI Classic Funds. We are continuing efforts to broaden fund offerings and expand choices, while maintaining our unwavering commitment to the strong, independent research and consistent investment discipline that has helped make STI Classic Funds a premier source of value for our clients.



Sincerely,


/s/ Douglas S. Phillips

Douglas S. Phillips, CFA
President and Chief Investment Officer Trusco
Capital Management



(1) The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

CLASSIC INSTITUTIONAL CORE BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- John Talty, CFA
- Perry Troisi

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund had excellent returns for the 5 month period from October 31, 2004 to March 31, 2005 at 0.09% (Institutional Shares) versus -0.37% for the Lehman Brothers U.S. Aggregate Bond Index. This period was a market environment where credit quality continued to improve, demand for fixed income investments was significantly greater than supply, and the yield curve flattened dramatically as the Federal Reserve Board (the "Fed") increased short-term rates higher while longer term rates actually fell.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: In the environment of tightening credit spreads, our over-weight in corporate securities significantly impacted performance. Our yield curve structure ("barbell") also impacted performance, however, we believe our exposure to TIPS benefited the portfolio.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the current environment presents a possible opportunity to generate excess return. We feel we are limiting our exposure to expensive sectors. Spreads across all major quality classes have tightened to levels not seen since the mid to late 1990's. We underweighted corporate securities and mortgage backed securities. With spreads as tight as they are, coupon income is minimal while providing a more compelling near-term risk/and reward profile. With the yield curve having flattened at a nearly unprecedented rate, we recently removed the yield curve trade as we believe further upside appears to be limited. In our opinion, the most opportunistic exposure continues to be found in TIPS, a sector where we still see value, as inflation protection has now shifted to the forefront of the Fed's focus.(1)

                                  [PIE CHART]

                 PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments



GNMA                                0.8%
Asset Backed Securities             1.4%
Cash Equivalents                    8.8%
FNMA                               11.7%
FHLMC                              12.4%
Corporate Bonds                    17.6%
U.S. Treasury Instruments          47.3%

                  (1) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                            CLASSIC INSTITUTIONAL CORE BOND FUND
--------------------------------------------------------------------------------


GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                 Lehman Brothers        Classic Institutional
                 U.S. Aggregate            Core Bond Fund
                    Bond Index          (Institutional Shares)
                    ----------          ----------------------
12/30/97              1.0000                    1.0000
                      1.01555                   1.018
                      1.03928                   1.0409
                      1.08322                   1.074
                      1.08687                   1.0803
                      1.08148                   1.0792
                      1.07197                   1.0667
                      1.07925                   1.0729

12/99                 1.07793                   1.0746
                      1.10172                   1.0899
                      1.12091                   1.1076
                      1.15469                   1.1424
                      1.20325                   1.1864
                      1.23978                   1.222
                      1.24677                   1.2315
                      1.30426                   1.2838

12/01                 1.30486                   1.2674
                      1.30608                   1.2654
                      1.35433                   1.3031
                      1.41638                   1.3349
                      1.43867                   1.3635
                      1.4587                    1.3847
                      1.49518                   1.4247
                      1.49301                   1.4235

12/03                 1.49772                   1.4291
                      1.53754                   1.464
                      1.49997                   1.4323
                      1.54792                   1.4771
                      1.5627                    1.4947

03/05                 1.5552                    1.49



This chart assumes an initial hypothetical investment of $1,000,000 made on 12/30/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Aggregate Bond Index a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                      AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                          ---------------------------------------------------------------------
                                               INCEPTION                                                                SINCE
CLASSIC INSTITUTIONAL CORE BOND FUND            DATE+      5 MONTH**       1 YEAR        3 YEAR        5 YEAR        INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL SHARES                         12/30/97       0.09            1.77          5.60          6.45           5.65

  T SHARES                                     10/11/04       0.03            1.69          5.57          6.44           5.64

  L SHARES               WITHOUT CDSC          10/11/04      -0.17            1.47          5.49          6.39           5.61
                         WITH CDSC*                          -2.13           -0.49          5.49          6.39           5.61

  A SHARES               WITHOUT SALES CHARGE  01/25/02      -0.11            1.35          5.23          6.24           5.51
                         WITH SALES CHARGE*                  -3.83           -2.44          3.91          5.43           4.95

  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                  -0.37            1.15          5.99          7.14              --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECTS THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

+ The quoted returns reflect the performance from December 30, 1997 to October 11, 2004 of the Seix Core Bond Fund, an open-end investment company that was the predecessor fund to the Classic Institutional Core Bond Fund.

  Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Core Bond Fund's Class I Shares prior to that date.

  Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Core Bond Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Share expenses. If it had been, the performance would have been lower.

  The Class A Shares began operating on October 11, 2004. Performance between December 30, 1997 to January 25, 2002 and January 25, 2002 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Core Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Perry Troisi
-Adrien Webb, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price will decline.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund underperformed its benchmark, generating a total return of 2.30% (Institutional Shares), compared to a 3.85% return for the benchmark, the Lehman Brothers U.S. Government/Credit A+ Index for the 10 month period ended March 31, 2005. The fixed income markets surprised on the upside in 2005, as longer-term interest rates remained steady despite the Federal Reserve Board's (the "Fed") shift in policy, which began increasing short term interest rates in mid-2004. The credit sector of the market also performed very well for most of the period as economic strength translated into improved credit fundamentals and risk premiums declined.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: We believe the two most important factors which influenced the Fund's performance were yield curve strategies and holdings of Treasury Inflation Protected Securities ("TIPS"). The historically steep yield curve in place at the time the Fed began tightening monetary policy by increasing short term interest rates prompted us to position the portfolio across the yield curve to benefit from a flattening of the yield curve. This proved to be a rewarding strategy as the shorter-term rates rose and longer-term rates were relatively unchanged during the period. We believe our exposure to TIPS also enhanced the Fund's relative performance.1

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Fed is committed to its current course of action, pushing short-term rates higher in a measured fashion. We believe the corresponding yield curve flattening is largely complete, and thus yield curve strategies could be limited in the near term. We remain cautious in the high quality credit sector due to rich valuations. We prefer to hold Treasuries until incremental pricing spreads for corporate and agency bonds broaden. In the U.S. government sector, TIPS remain a core holding. With incremental spreads from non-Treasuries so narrow, the result should be modest and could provide downside protection should the fundamental environment deteriorate or volatility increases.(1)

                                  [PIE CHART]

                 PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


U.S. Treasury Instruments                 71.6%
Corporate Bonds                           25.2%
Cash Equivalents                           2.3%
FNMA                                       0.9%

                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                    CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------


GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                                            Classic Institutional
                      Lehman Brothers            High Quality
                      U.S. Government/            Bond Fund
                      Credit A+ Index       (Institutional Shares)
                      ---------------       ----------------------
10/29/03                  1.0000                   1.0000

12/03                     1.01052                  1.0073
                          1.01918                  1.011
                          1.03154                  1.0198
                          1.04089                  1.0247
                          1.00928                  1.0014
                          1.00476                   .996300
                          1.00878                   .999300
                          1.0187                   1.0076
                          1.03938                  1.022
                          1.04218                  1.0236
                          1.05087                  1.0296
                          1.03873                  1.0224

12/04                     1.04873                  1.0282
                          1.0556                   1.0296
                          1.04831                  1.0239

03/05                     1.04348                  1.0193


This chart assumes an initial hypothetical investment of $1,000,000 made on 10/29/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Government/Credit A+ Index which consists of is composed of all bonds that are investment grade, rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                           AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                           ----------------------------------------------
CLASSIC INSTITUTIONAL
HIGH QUALITY BOND FUND                  INCEPTION DATE            10 MONTH*        1 YEAR           SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                    10/29/03                  2.30          -0.53                  1.35
   T SHARES                                11/13/03                  2.26          -0.60                  1.25
LEHMAN BROTHERS GOVERNMENT/
CREDIT A+ INDEX                                                      3.85           0.25                    --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*AGGREGATE TOTAL RETURN

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- John Talty, CFA
- Perry Troisi

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.


--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund outperformed its benchmark for the 5 months ended March 31, 2005, generating a total return of -0.75% (Institutional Shares) compared to a -1.10% return for the Lehman Brothers Intermediate Government/Credit Index. The Federal Reserve Board's (the "Fed") shift in policy which began increasing short term interest rates in mid-2004 drove rates higher across the intermediate part of the yield curve and resulted in negative returns for the latter part of 2004 and the first quarter of 2005. The credit sector of the market performed very well for most of the period as economic strength translated into improved credit fundamentals and risk premiums declined.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: We believe the most important factors which influenced the Fund's performance were yield curve strategy, credit sector weighting, security selection, and holdings of Treasury Inflation Protected Securities ("TIPS"). The historically steep yield curve in place at the time the Fed began tightening monetary policy by increasing short term interest rates prompted us to position the portfolio across the yield curve to benefit from a flattening of the yield curve. For most of the period we were over-weighted in the lower quality sectors of the credit markets. As spreads for both the credit and mortgage sectors reached historically tight levels in early 2005 we trimmed positions.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Fed is committed to its current course of action, pushing short term rates higher in a measured fashion. We believe the corresponding yield curve flattening is largely complete, and thus yield curve strategies may be limited in the near term. We remain cautious in the high quality credit sector due to rich valuations. We prefer to hold Treasuries until incremental pricing spreads for corporate and agency bonds broaden. In the U.S. government sector, TIPS remain a core holding. With incremental spreads from non-Treasuries so narrow, the result should be modest and could provide downside protection should the fundamental environment deteriorate or volatility increases. We will be selective in the credit sector until valuations demonstrate a more favorable risk-reward trade-off.(1)

                                  [PIE CHART]

                PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


U.S. Treasury Instruments               35.0%
Corporate Bonds                         26.0%
FNMA                                    15.5%
FHLMC                                   13.5%
Cash Equivalents                         8.9%
GNMA                                     1.1%



                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)


                         [GRAPH IN MILLIONS OF DOLLARS]

                                            Classic Institutional
          Lehman Brothers Intermediate      Intermediate Bond Fund
            Government/Credit Index         (Institutional Shares)
            -----------------------         ----------------------
06/30/99            1.0000                          1.0000
                    1.00921                         1.0094

12/99               1.00976                         1.0124
                    1.02494                         1.0322
                    1.04228                         1.0457
                    1.07228                         1.0774
                    1.11192                         1.1155
                    1.14959                         1.151
                    1.15732                         1.1574
                    1.21058                         1.2076

12/01               1.21157                         1.1939
                    1.20888                         1.1895
                    1.25186                         1.2234
                    1.30857                         1.2595
                    1.33074                         1.2797
                    1.3508                          1.2944
                    1.38754                         1.327
                    1.38727                         1.3298

12/03               1.3881                          1.3313
                    1.42245                         1.364
                    1.38656                         1.3323
                    1.42407                         1.3698
                    1.43032                         1.3804

03/05               1.41786                         1.3691


This chart assumes an initial hypothetical investment of $1,000,000 made on 6/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers Intermediate Government/Credit Bond Index which is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities having maturities of 10 years or less. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                -------------------------------------------------
CLASSIC INSTITUTIONAL                             INCEPTION                                                              SINCE
INTERMEDIATE BOND FUND                              DATE+      5 MONTH**       1 YEAR       3 YEAR         5 YEAR      INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                            06/30/99      -0.75          0.37         4.80           5.81          5.61

   T SHARES                                        10/11/04      -0.74          0.26         4.76           5.79          5.59

   L SHARES                WITHOUT CDSC            10/11/04      -0.96          0.01         4.67           5.73          5.55
                           WITH CDSC*                            -2.91         -1.92         4.67           5.73          5.55

   A SHARES                WITHOUT SALES CHARGE    10/11/04      -0.82          0.18         4.73           5.77          5.58
                           WITH SALES CHARGE*                    -4.50         -3.60         3.39           4.97          4.88

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX                                          -1.10         -0.32         5.46           6.71            --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECTS THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

+ The quoted returns reflect the performance from June 30, 1999 to October 11, 2004 of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Classic Institutional Intermediate Bond Fund.

  Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund's Class I Shares prior to that date.

  Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Share expenses. If it had been, the performance would have been lower.

  The Class A Shares began operating on October 11, 2004. Performance between December 30, 1997 to January 25, 2002 and January 25, 2002 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Intermediate Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL LIMITED DURATION FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Joseph Calabrese, CFA
- John Talty, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.



--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund was virtually flat to its benchmark for both the month of March and the first quarter of 2005. The Fund's Institutional Shares had net returns of 0.21% and 0.54% (month and quarter respectively) versus 0.23% and 0.57% for the benchmark. Since the Fund's inception, it has lagged the 3 Month Treasury Bill by a small margin, returning 1.14% versus 1.33%. For the 5 month period ended March 31, 2005 the Fund produced a total return of 0.84% (Institutional Shares) compared to a 0.92% total return for the Fund's benchmark the Merrill Lynch 3 Month U.S. Treasury Bill Index. As the economy expands, jobs increase and inflation fears accelerate, we see little sign of the Federal Reserve Board's (the "Fed") actions receding but are hesitant to expect more flattening of the Treasury yield curve. We believe this could lead to a higher level of total income for shareholders in the near future.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: Higher rates and widening spreads were fixed income buzzwords "re-introduced" in 2005. With the Fed continuing a gradual pace of increasing short term rates, bonds and yield spreads were both under pressure. Limited duration securities were impacted to a lesser degree to other securities along the yield curve.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe our strategy of emphasizing the use of floating rate asset-backed and mortgage-backed securities was key. We believe coupons represented, on average, 90% of total return and spread sectors outperformed more than 60% of the time. Adding yield over the benchmark increases income and could often acts as insurance against rising interest rates. The portfolio supplements these spread related securities with short term Treasury securities.(1) With corporate and mortgage securities at historically rich levels and the Fed continuing a gradual pace of increasing short term rates, bonds and yield spreads were under pressure. We looked at this as an opportunity to defensively produce relative value. Our performance received some benefits from these decisions to limit our exposure to sectors whose valuations increased and to a yield curve which had flattened considerably. As the economy expanded, jobs increased and inflation fears accelerated, the yield curve flattened to nearly unprecedented levels. While the Fed's actions show no sign of receding, we are hesitant to believe in a greater move based on the reaction of long rates. For the first time in history, the thirty year Treasury declined in yield while the Fed was tightening. We believe this trend could moderate or reverse itself, leading to a mild steepening of the curve. We recently removed the yield curve trade, as we believe further upside appears to be limited. We continue to align the Fund with the duration of the index, however, we have adopted a more laddered approach to our yield curve strategy.(1)

                                  [PIE CHART]

                PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments

U.S. Treasury Instruments            57.4%
Asset Backed Securities              33.3%
Cash Equivalents                      4.7%
FNMA                                  4.6%

                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                     CLASSIC INSTITUTIONAL LIMITED DURATION FUND
--------------------------------------------------------------------------------

GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005) $1,100,000

                         [GRAPH IN MILLIONS OF DOLLARS]

                                            Classic Institutional
                Merrill Lynch 3 Month    Limited Duration Bond Fund
              U.S. Treasury Bill Index     (Institutional Shares)
              ------------------------     ----------------------
10/25/02                1.0000                     1.0000

12/02                   1.00277                    1.0014
                        1.00583                    1.0031
                        1.0092                     1.0068
                        1.01169                    1.0093

12/03                   1.01429                    1.0111
                        1.01671                    1.014
                        1.01911                    1.0155
                        1.02286                    1.0188

12/04                   1.02776                    1.0232

03/05                   1.03365                    1.0287


This chart assumes an initial hypothetical investment of $1,000,000 made on 10/25/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch 3 Month U.S. Treasury Bill Index which is a widely-recognized index that tracks the performance of 3 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                               AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                               ----------------------------------------------
CLASSIC INSTITUTIONAL
LIMITED DURATION FUND                            INCEPTION DATE+     5 MONTH**        1 YEAR         SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                             10/25/02            0.84           1.45                1.17

   T SHARES                                         10/11/04            0.82           1.44                1.17

   L SHARES               WITHOUT CDSC              10/11/04            0.67           1.26                1.10
                          WITH CDSC*                                   -1.33          -0.73                1.10

MERRILL LYNCH 3 MONTH U.S. TREASURY BILL INDEX                          0.92           1.67                  --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS L SHARES REFLECTS THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

+ The quoted returns reflect the performance from October 25, 2002 to October
  11, 2004 of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Classic Institutional Limited Duration Fund.

  Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Limited Duration Fund's Class I Shares prior to that date.

  Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Limited Duration Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Rob W. Corner
- H. Rick Nelson


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.



--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund performed in line with expectations the return for the 10 month period ended March 31, 2005 was 1.05% (Institutional Shares). This compared to a return of 1.01% for the Citigroup 1-3 Year Government/Corporate Bond Index.

     The 10 month period ended March 31, 2005 was not an ideal environment for short-term bonds as the Federal Reserve Board (the "Fed") embarked on its first tightening campaign since they last raised rates in 1999-2000. Beginning on June 30, 2004, the FOMC launched a series of rate increases at each Federal Open Market Committee ("FOMC") meeting increasing the fed funds rate up by 175 basis points (1.75%) to 2.75% up from 1.00%. As a result, short-term bond yields also rose. For example, the 2 year U.S. Treasury note jumped 125 basis points (1.25%) to 3.79% up from 2.54% during the same period.

     The economic environment during the period was characterized by accommodative monetary policy, increased inflation concerns, moderate economic growth, and improved labor market conditions. We believe the rise in rates by the Fed was an attempt to remove monetary policy accommodation, to control economic growth, and contain inflation expectations.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund maintained a defensive duration over the last 10 months as interest moved higher by over 100 basis points (1.00%). While the rise in rates caused price depreciation and generally detracted from performance of the Fund, a longer duration would have detracted even more from performance in a rising rate environment.

     Our sector allocations remained relatively constant through the time period as we emphasized yield through corporate bonds, asset backed securities, and mortgage backed securities. The most notable changes to allocation was a reduction to corporate bonds and an increase in mortgage-backed securities. We sold out of General Motors bonds during the first quarter of 2005 which proved beneficial as the auto sector was downgraded by the rating services.(1)

     The allocation to "spread" sectors helped performance as yield/income was the primary source of returns as rates rose. U.S. agency bonds and mortgage backed securities benefited from reduced supply, greater demand (including overseas), and lower volatility.(1)

     The Fund also owns some securities with maturities longer then three years which caused the Fund to be invested in a "barbell" fashion (longer securities and shorter securities and less in the middle). This also helped the returns as the two- to five-year part of the curve flattened by 86 basis points (0.86%).(1)


Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: In the short-term we plan to maintain our conservative duration theme as we believe the Fed is expected to continue raising rates. However, we may look to increase duration at some point in the next year as the Fed approaches the end of their tightening cycle.

     We are focusing more on quality and have reduced our allocation to "BBB" credits as credit spreads have narrowed to extreme levels and a recent spike of high profile events (i.e. GM, AIG, KMG) have heightened our concern over event risk.

                                  [PIE CHART]

                PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


Corporate Bonds                           35.3%
FNMA                                      15.7%
U.S. Treasury Instruments                 14.7%
FHLMC                                     11.9%
Asset Backed Securities                   11.1%
U.S. Agency Bonds                          9.5%
Cash Equivalents                           1.8%

                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                      CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
--------------------------------------------------------------------------------



GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                                         Classic Institutional
                  Citigroup 1-3 Year     Short-Term Bond Fund
               Government/Credit Index  (Institutional Shares)
               -----------------------  ----------------------

05/14/02               1.0000                 1.0000
                       1.00746                1.0122
                       1.03234                1.0368
12/02                  1.04498                1.0475
                       1.05443                1.0553
                       1.06727                1.067
                       1.07232                1.0703
12/03                  1.07511                1.0719
                       1.0878                 1.0809
                       1.07569                1.07
                       1.08811                1.0813
12/04                  1.08915                1.0832
03/05                  1.08633                1.0816



     This chart assumes an initial hypothetical investment of $1,000,000 made on 5/14/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

     The Funds performance is compared to the Citigroup 1-3 Year Government/Credit Index which is a widely recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the index have maturities of one year or greater and less than 3 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                     AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                     ----------------------------------------------
CLASSIC INSTITUTIONAL
SHORT-TERM BOND FUND                            INCEPTION DATE           10 MONTH*          1 YEAR       SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                               05/14/02                1.05               0.06             2.76
CITIGROUP 1-3 YEAR GOVERNMENT/CREDIT INDEX                                 1.01              -0.13               --


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*AGGREGATE TOTAL RETURN

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Robert W. Corner
- H. Rick Nelson

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund's total return for the 10 month period ended March 31, 2005 was 1.22% (Institutional Shares). This compared to a total return of 1.45% for the Citigroup 6 Month U.S. Treasury Index.

     The 10 month period ended March 31, 2005 was not an ideal environment for short-term bonds as the Federal Reserve Board (the "Fed") embarked on its first tightening campaign since they last raised rates in 1999-2000. Beginning on June 30, 2004, the Federal Open Market Committee ("FOMC") launched a series of rate increases at each FOMC meeting increasing the fed funds rate up by 175 basis points (1.75%) to 2.75% up from 1.00%. As a result, short-term bond yields also rose. For example, the 2 year U.S. Treasury note jumped 125 basis points (1.25%) to 3.79% up from 2.54% during the same period.

     The economic environment during this period has been characterized by accommodative monetary policy, increased inflation concerns, moderate economic growth, and improved labor market conditions. We believe the rise in rates by the Fed was an attempt to remove monetary policy accommodation, to control economic growth, and contain inflation expectations.

     An additional factor that impacted the short-term performance of the Fund is maintaining a low Net Asset Value (NAV) of $2.00. In order to rectify this, the Fund planned a reverse share split on April 1, 2005 to $10.00. Accounting for this difference in NAV, the performance of the Fund would have been 1.55% (Institutional Shares).

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund maintained a conservative duration posture during the 10 month period ending March 31, 2005. In order to reduce price sensitivity in a rising rate environment, the duration of the Fund was maintained in a range of 0.5-0.6 years. Maximum permitted duration of the Fund is 1.0 years. While the rise in rates caused price depreciation and generally detracted from performance of the Fund, a longer duration would have detracted even more from performance in a rising rate environment.(1)

     Our sector allocations remained relatively constant through the time period as we emphasized yield through corporate bonds, asset backed securities, and mortgage backed securities. The most notable changes to allocation was a reduction to corporate bonds from 34% to 31% and an increase in mortgage backed securities from 15% to 18%. We reduced "BBB" credits from 11% to 7% and investments in adjustable/floating rate securities was increased from 45% to 52%.(1)

     The allocation to "spread" sectors helped performance as yield/income was the primary source of returns as rates rose. Floating rate securities provided stability and yield. U.S. Agency bonds and mortgage backed securities benefited from reduced supply, greater demand (including overseas), and lower volatility.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: In the short-term we plan to maintain our conservative duration theme as we believe the Fed is expected to continue raising rates. However, we may look to increase duration at some point in the next year as the Fed approaches the end of their tightening cycle.(1)

     We are focusing more on quality and have reduced our allocation "BBB" credits as credit spreads have narrowed to extreme levels and a recent spike of high profile events (i.e. GM, AIG) have heightened our concern over event risk.(1)

     Our high allocation to floating rate securities is expected to remain if the yield curve continues to flatten during the Fed tightening phase.(1)

                                  [PIE CHART]

                 PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


Corporate Bonds                           36.2%
Asset Backed Securities                   17.3%
FNMA                                      13.4%
FHLMC                                     10.5%
Commercial Paper                          10.3%
Municipal Bonds                            4.2%
U.S. Agency Bonds                          3.9%
Cash Equivalents                           1.7%
Master Notes                               1.4%
U.S. Treasury Instruments                  1.1%

                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                                     Classic Institutional
                 Citigroup 6 Month    Super Short Income
                 U.S. Treasury Bill        Plus Fund
                       Index         (Institutional Shares)
                 ------------------  ----------------------
04/15/02              1.0000                1.0000
                      1.00471               1.01
                      1.00943               1.0209

12/02                 1.01361               1.0268
                      1.01707               1.0316
                      1.0201                1.036
                      1.02289               1.0399

12/03                 1.02553               1.0387
                      1.02814               1.0477
                      1.03082               1.0412
                      1.03427               1.0508

12/04                 1.03893               1.0513

03/05                 1.04478               1.0579

This chart assumes an initial hypothetical investment of $1,000,000 made on 4/15/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely-recognized index which tracks the performance of 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                            ----------------------------------------------
CLASSIC INSTITUTIONAL SUPER
SHORT INCOME PLUS FUND               INCEPTION DATE+           10 MONTH*        1 YEAR                 SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                 04/15/02                  1.22             0.97                   1.92
   T SHARES                             10/03/02                  1.06             0.78                   1.56

CITIGROUP 6 MONTH U.S.
TREASURY BILL INDEX                                               1.45             1.50                     --


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*AGGREGATE TOTAL RETURN

+ The T Shares began operating on October 3, 2002. T Shares performance for the period prior to October 3, 2002 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the Fund's T Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- John Talty, CFA
- Perry Troisi

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.



--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund out-performed its benchmark, generating a total return of 4.86% (Institutional Shares), compared to a 4.27% return for the Lehman Brothers U.S. Aggregate Bond Index for the 10 months ended March 31, 2005. The fixed income markets surprised on the upside in 2005 as longer term interest rates remained steady despite the Federal Reserve Board's (the "Fed") shift in policy which began increasing short term interest rates in mid-2004. The credit sector of the market also performed very well for most of the period as economic strength translated into improved credit fundamentals and risk premiums declined.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The most important factors which influenced the Fund's performance were yield curve strategy, credit sector weighting, security selection, and holdings of Treasury Inflation Protected Securities ("TIPS"). The historically steep yield curve in place at the time the Fed began tightening monetary policy by increasing short term interest rates prompted us to position the portfolio across the yield curve to benefit from a flattening of the yield curve. This proved to be a rewarding strategy as the short rates rose and longer term rates were relatively unchanged during the period. For most of the period we were over-weighted in the lower quality sectors of the credit markets which performed very well as economic strength lead to improving credit fundamentals. As spreads for both the credit and mortgage sectors reached historically tight levels in early 2005 we trimmed positions which helped to protect performance as the markets turned down late in the first calendar quarter of 2005. Our exposure to TIPS also enhanced the Fund's relative performance.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Fed is committed to its current course of action, pushing short term rates higher in a measured fashion. We believe the corresponding yield curve flattening is largely complete, and thus yield curve strategies may be limited in the near term. We remain cautious in the high quality credit sector due to rich valuations, and prefer to hold Treasuries until incremental spreads for corporate and agency bonds broaden. In the U.S. government sector, TIPS remain a core holding. With incremental spreads from non-Treasuries so narrow, the result is modest and could provide downside protection should the fundamental environment deteriorate or volatility increases. We will be very selective in the credit sector until valuations demonstrate a more favorable risk-reward trade-off.(1) PORTFOLIO COMPOSITION (as of March 31, 2005)(1) as a percentage of total investments

                                  [PIE CHART]

                PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments

U.S. Treasury Instruments                 35.0%
Corporate Bonds                           26.0%
FNMA                                      15.5%
FHLMC                                     13.5%
Cash Equivalents                           8.9%
GNMA                                       1.1%

                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                    CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                                       Classic Institutional
               Lehman Brothers U.S.    Total Return Bond Fund
               Aggregate Bond Index    (Institutional Shares)
               ---------------------   ----------------------
10/15/03               1.000                  1.000

12/03                  1.0126                 1.0128
                       1.03952                1.0379
                       1.01412                1.0064
                       1.04654                1.0389
12/04                  1.05653                1.0562

03/05                  1.05146                1.0489

This chart assumes an initial hypothetical investment of $1,000,000 made on 10/15/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Aggregate Bond Index a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                    ----------------------------------------------
CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND         INCEPTION DATE+      10 MONTH*         1 YEAR    SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                                  10/15/03            4.86            1.06           3.32

   T SHARES                                              01/14/04            4.81            0.99           3.24

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                                    4.27            1.15             --


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*AGGREGATE TOTAL RETURN

+ The T Shares began operating on January 14, 2004. T Shares performance for the period prior to January 14, 2004 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the Fund's T Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Rob W. Corner
- H. Rick Nelson

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: For the 10 month period ended March 31, 2005 the Fund produced a total return of 1.36% (Institutional Shares). This compared to a return of 1.45% for the Citigroup 6 Month U.S. Treasury Index.

     The 10 month period ended March 31, 2005 was not an ideal environment for short-term bonds as the Federal Reserve Board (the "Fed") embarked on its first tightening campaign since they last raised rates in 1999-2000. Beginning on June 30, 2004, the Federal Open Market Committee ("FOMC") launched a series of rate increases at each FOMC meeting increasing the fed funds rate up by 175 basis points (1.75%) to 2.75% up from 1.00%. As a result, short-term bond yields also rose. For example, the 2 year U.S. Treasury note jumped 125 basis points (1.25%) to 3.79% up from 2.54% during the same period.

     The economic environment during this period has been characterized by accommodative monetary policy, increased inflation concerns, moderate economic growth, and improved labor market conditions. We believe the rise in rates by the Fed was an attempt to remove monetary policy accommodation, to control economic growth, and contain inflation expectations.

     An additional factor that impacted the short-term performance of the Fund is maintaining a low Net Asset Value (NAV) of $2.00. In order to rectify this, the Fund planned a reverse share split on April 1, 2005 to $10.00. Accounting for this difference in NAV, the performance of the Fund would have been 1.62% (Institutional Shares).

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund maintained a conservative duration posture during the 10 month period ending March 31, 2005. In order to reduce price sensitivity in a rising rate environment, the duration of the Fund was maintained in a range of 0.5-0.6 years. Maximum permitted duration of the Fund is 1.0 years. While the rise in rates caused price depreciation and generally detracted from performance of the Fund, a longer duration would have detracted even more from performance in a rising rate environment.(1)

     Our sector allocations remained relatively constant through the time period as we emphasized yield through U.S. government agency bonds, U.S. government agency mortgage-backed securities, and "AAA" rated student loan backed securities. The most notable changes to allocation was a reduction to cash & equivalents from 25% to 13%, and an increases from 27% to 31% for mortgage-backed securities and "AAA" Student Loans from 9% to 14%. We also increased our allocation to adjustable/floating rate securities from 44% to 59%.

     The allocation to "spread" sectors helped performance as yield/income was the primary source of returns as rates rose. Floating rate securities provided stability and yield. U.S. agency bonds and mortgage-backed securities benefited from reduced supply, greater demand (including overseas), and lower volatility.

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: In the short-term we plan to maintain our conservative duration theme as the Fed is expected to continue raising rates. However, we may look to increase duration at some point in the next year as the Fed approaches the end of their tightening cycle.(1)

     Our high allocation to floating rate securities is expected to remain if the yield curve continues to flatten during the Fed tightening phase.(1)

                                  [PIE CHART]

                PORTFOLIO COMPOSITION (as of March 31, 2005)(1)
                      as a percentage of total investments


FNMA                                    37.2%
FHLMC                                   25.9%
U.S. Agency Bonds                       17.5%
Cash Equivalents                         7.2%
Asset Backed Securities                  4.8%
Municipal Bonds                          4.8%
Corporate Bonds                          2.4%
GNMA                                     0.2%

       (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE CLASSIC INSTITUTIONAL

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
--------------------------------------------------------------------------------

GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                                            Classic Institutional
                                          U.S. Government Securities
                  Citigroup 6 Month      Super Short Income Plus Fund
              U.S. Treasury Bill Index      (Institutional Shares)
              ------------------------      ----------------------
04/11/02               1.0000                       1.0000
                       1.00471                      1.0103
                       1.00943                      1.0211

12/02                  1.01361                      1.0279
                       1.01707                      1.0332
                       1.0201                       1.0327
                       1.02289                      1.0366

12/03                  1.02553                      1.0353
                       1.02814                      1.0444
                       1.03082                      1.0431
                       1.03427                      1.0477
12/04                  1.03893                      1.0541

03/05                  1.04478                      1.0559



This chart assumes an initial hypothetical investment of $1,000,000 made on 4/11/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely-recognized index which tracks the performance of the 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                                 ----------------------------------------------
CLASSIC INSTITUTIONAL U.S. GOVERNMENT
SECURITIES SUPER SHORT INCOME PLUS FUND           INCEPTION DATE+       10 MONTH*       1 YEAR          SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES                              04/11/02             1.36           1.10                 1.85

   L SHARES                                          04/16/03             1.32           1.12                 1.67

CITIGROUP 6 MONTH U.S. TREASURY BILL INDEX                                1.45           1.50                   --



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*AGGREGATE TOTAL RETURN

+ The L Shares began operating on April 16, 2003. L Shares performance for the period prior to April 16, 2003 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the Fund's L Share expenses. If it had been, the performance would have been lower.

SEIX INSTITUTIONAL HIGH YIELD FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER(S)

- George Goudelias
- Michael McEachern, CFA
--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

Mutual fund investing involves risk, including possible loss of principal. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM IN COMPARISON TO IT'S BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2005?

A: For the 5 month period ended March 31, 2005, the total return of the Fund was -0.53% (Institutional Shares) versus the 1.04% total return of the Funds benchmark, the Merrill Lynch High Yield Master Index.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: With the continued strong recovery in credit, the portfolio's fiscal year return was moderately healthy. However, the portfolio lagged the benchmark. Maintaining a trend that began in the fourth quarter of 2002, the lowest quality bonds performed the best during the period as investors, especially in mutual funds, again stretched for yield. We continued to follow our bottom up, research oriented investment approach which has resulted in stable portfolio returns with low volatility for the past seven years. This has also been accomplished without defaults or distressed sales. We continue to find attractive opportunities in our universe of healthy BB and B rated securities.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the economy offers a favorable environment for High Yield securities. Consumer demand has shown no signs of weakening and capital spending has grown at a comfortable pace. The weak dollar has dampened competition from exports and allowed companies in basic industries to regain some pricing power. Over the past five quarters, gross domestic product(2) growth has ranged from 3.0% to 4.5%-a pace which we feel is not too slow and not too overheated, but just right for High Yield securities.

     In addition, most High Yield issuers continue to build healthier balance sheets and have not borrowed excessively to finance over expansion or expensive acquisitions. We believe both leverage and interest coverage are improving for the average BB and B rated company. A robust market has allowed companies to refinance their high interest rate short term bonds and bank loans into longer maturity and lower coupon public debt. Both leverage and interest coverage have improved for the average BB and B rated issuer and defaults remain near their seven year low. We believe fundamental conditions - for consumer demand, corporate financial health and access to liquidity--remain quite positive.(1)


                                  [PIE CHART]

             CREDIT QUALITY BREAKDOWN (as of March 31, 2005)(1)
                      as a percentage of total investments


BB                  41.9%
B                   56.1%
AAA                  1.8%
BBB                  0.2%


                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE





(2)The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

                                              SEIX INSTITUTIONAL HIGH YIELD FUND
--------------------------------------------------------------------------------

GROWTH OF $1,000,000 INVESTMENT (as of March 31, 2005)

                         [GRAPH IN MILLIONS OF DOLLARS]

                    Merrill Lynch         Seix Institutional
                      High Yield            High Yield Fund
                     Master Index       (Institutional Shares)
                     ------------       ----------------------
12/29/00                1.0000                  1.0000
                        1.01000                 1.0000
                        1.06213                 1.0578
                        1.04866                 1.0699
                        1.0063                  1.071

12/01                   1.06205                 1.1133
                        1.08284                 1.1305
                        1.01633                 1.1336
                         .984250                1.1409

12/02                   1.04989                 1.1839
                        1.12234                 1.2339
                        1.23088                 1.2991
                        1.26202                 1.311

12/03                   1.33574                 1.3681
                        1.36558                 1.3974
                        1.35356                 1.375
                        1.41634                 1.4414

12/04                   1.47952                 1.4822

03/05                   1.45828                 1.4577


This chart assumes an initial hypothetical investment of $1,000,000 made on 12/29/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch High Yield Master Index which is a widely-recognized index of U.S. high yield corporate bond issues having maturities of at least one year. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.


                                                                             AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/05 (%)
                                                                             ----------------------------------------------
                                                                                                                    SINCE
SEIX INSTITUTIONAL HIGH YIELD FUND          INCEPTION DATE+    5 MONTH**        1 YEAR            3 YEAR          INCEPTION
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/29/00          -0.53           4.32              8.84             9.27
T SHARES                                       10/11/04          -0.59           4.24              8.82             9.25
L SHARES                 WITHOUT CDSC          10/11/04          -0.89           3.90              8.70             9.16
                         WITH CDSC*                              -2.81           1.96              8.70             9.16
A SHARES                 WITHOUT SALES CHARGE  12/21/01          -0.64           4.10              8.51             9.01
                         WITH SALES CHARGE*                      -4.40           0.17              7.13             8.04
MERRILL LYNCH HIGH YIELD MASTER INDEX                             1.04           6.79             10.43               --


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

**AGGREGATE TOTAL RETURN

+ The quoted returns reflect the performance from December 29, 2000 to October
  11, 2004 of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix Institutional High Yield Fund.

  Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund's Class I Shares prior to that date.

  Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Share expenses. If it had been, the performance would have been lower.

  The Class A Shares began operating on October 11, 2004. Performance between December 29, 2000 to December 21, 2001 and December 21, 2001 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Core Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Robert Bowman, CFA

--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining short maturities. The Federal Reserve Board (the "Fed") has increased interest rates seven times this cycle benefiting the performance of the Fund.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Fed will continue to raise rates in an effort to guard against a rise in inflation if the economy continues to expand. We do expect the Fed will continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. With this in mind, we believe the portfolio is structured to potentially benefit from a rising rate policy by the Fed.


--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

YIELDS (as of March 31, 2005)       INSTITUTIONAL
                                       SHARES
-------------------------------------------------
7 Day Average Yield                     2.57%
7 Day Effective Yield                   2.60%
30 Day Yield                            2.47%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

                                  [PIE CHART]

                MATURITY DISTRIBUTION (as of March 31, 2005)(1)
                      as a percentage of total investments

1-2 Day                        20.7%
3-14 Days                      36.6%
15-29 Days                     15.9%
30-59 Days                     12.0%
60-89 Days                      6.5%
90-179 Days                     8.3%

                 (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

              CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- Robert Bowman, CFA


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUNDS SHARES.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining short maturities. The Federal Reserve Board (the "Fed") has increased interest rates seven times this cycle benefiting the performance of the Fund.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Fed will continue to raise rates in an effort to guard against a rise in inflation if the economy continues to expand. We do expect the Fed will continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. With this in mind, we believe the portfolio is structured to potentially benefit from a rising rate policy by the Fed.



--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

YIELDS (as of March 31, 2005)      INSTITUTIONAL
                                      SHARES
------------------------------------------------
7 Day Average Yield                    2.48%
7 Day Effective Yield                  2.51%
30 Day Yield                           2.37%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

                MATURITY DISTRIBUTION (as of March 31, 2005)(1)
                      as a percentage of total investments


1 Day                   19.8%
2-15 Days               18.8%
16-30 Days              25.3%
31-90 Days              26.1%
91-397 Days             10.0%

                 (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGER(S)

- E. Dean Speer, CPA, CFA
- Kimberly C. Maichle, CFA
- Greg Hallman


--------------------------------------------------------------------------------
INVESTMENT CONCERNS
--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2005?

A: The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining short maturities. The Federal Reserve Board (the "Fed") has increased interest rates seven times this cycle benefiting the performance of the Fund.(1)

Q:   HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe the Fed will continue to raise rates in an effort to guard against inflation if the economy continues to expand. We do expect the Fed will continue to transition monetary policy from an accommodative stance to neutral over the balance of the year. With this in mind, we believe the portfolio is structured to potentially benefit from a rising rate policy by the Fed.


--------------------------------------------------------------------------------
YIELDS AND MATURITY COMPOSITION
--------------------------------------------------------------------------------

YIELDS (as of March 31, 2005)     INSTITUTIONAL         CORPORATE
                                     SHARES           TRUST SHARES
------------------------------------------------------------------
7 Day Average Yield                   2.28%              2.08%
7 Day Effective Yield                 2.30%              2.10%
30 Day Yield                          2.21%              2.01%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The yield quotation more closely reflects the current earnings of the Fund than the total return.


                MATURITY DISTRIBUTION (as of March 31, 2005)(1)
                      as a percentage of total investments

1 Day                       51.0%
2-15 Days                   28.4%
16-30 Days                   7.3%
31-90 Days                   5.9%
91-397 Days                  7.4%


                  (1)PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                              INVESTMENT ADVISER:

                        Trusco Capital Management, Inc.

              This information must be preceded or accompanied by
                a current prospectus for each Fund described. An
                investor should consider the Fund's investment
            objectives, risks, charges and expenses carefully before
              investing or sending money. This and other important
                information about STI Classic Funds can be found
              in the Fund's prospectus. For additional information
            please call 1-800-428-6970, option 1, or by visiting our
              Website at www.sticlassicfunds.com. Please read the
                     prospectus carefully before investing.


                                  DISTRIBUTOR:

                             BISYS Fund Service LP


           ----------------------------------------------------------
             Not FDIC Insured - No Bank Guarantee - May Lose Value
           ----------------------------------------------------------















                            [STI CLASSIC FUNDS LOGO]





                                                                  STI-AR-IN 0305
                                                                           06/05

CLASSIC INSTITUTIONAL CORE BOND FUND

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
ASSET BACKED SECURITIES (1.6%)
CREDIT CARD ABS (0.7%)
  BA Master Credit Card Trust,
    Ser 2001, Cl A, 2.930%,
    06/15/08 (b)                    $ 1,664     $  1,666
  Bank One Issuance Trust, Ser
    2003, Cl A2, 2.860%,
    10/15/08 (b)                        276          276
  Citibank Credit Card Issuance
    Trust, Ser 2002, Cl A5,
    3.050%, 09/17/07 (b)                143          143
                                                --------
                                                   2,085
                                                --------
FANNIE MAE (0.0%)
  Guarantor Trust, Ser 2002-T10,
    Cl A1, 2.970%, 06/25/32 (b)          40           40
  Guarantor Trust, Ser 2002-T13,
    Cl A1, 2.950%, 08/25/32 (b)          82           81
                                                --------
                                                     121
                                                --------
FREDDIE MAC (0.0%)
  Structured Pass Thru Security,
    Ser T-49, Cl AV, 3.000%,
    12/25/32 (b)                         43           43
                                                --------
HOME EQUITY ABS (0.1%)
  Aames Mortgage Trust, Ser
    1999-2, Cl AF, 7.589%,
    10/15/29                             27           28
  Cityscape Home Equity Loan
    Trust, Ser 1996-3, Cl A8,
    7.650%, 09/25/25                     40           40
  Delta Funding Home Equity Loan
    Trust, Ser 1999-3, Cl A1F,
    7.462%, 09/15/29                     14           14
  EQCC Home Equity Loan Trust,
    Ser 1999-3, Cl A7F, 7.448%,
    08/25/30                             12           12
  Mellon Bank Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    3.090%, 03/20/27 (b)                106          107
  MSDWCC Home Equity Line of
    Credit Trust, Ser 2003-1, Cl
    A, 3.120%, 11/25/15 (b)             139          139
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A7,
    7.540%, 06/25/29                     15           15
  Residential Funding Mortgage
    Securities I, Ser 2003-HS1,
    Cl AII, 3.140%, 12/25/32 (b)         43           43

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
HOME EQUITY ABS--CONTINUED
  Soundview Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    6.265%, 04/15/31                $    20     $     20
                                                --------
                                                     418
                                                --------
OTHER ABS (0.8%)
  Amortizing Residential
    Collateral Trust, Ser
    2002-BC1F, Cl A, 3.130%,
    01/25/32 (b)                        135          135
  Amortizing Residential
    Collateral Trust, Ser
    2002-BC3M, Cl A, 3.120%,
    06/25/32 (b)                         99           99
  Countrywide Home Equity Loan
    Trust, Ser 2002-B, Cl A,
    3.060%, 04/15/28 (b)                602          602
  Countrywide Home Equity Loan
    Trust, Ser 2002-D, Cl A,
    3.050%, 08/15/28 (b)                295          295
  Fleet Home Equity Loan Trust,
    Ser 2003-1, Cl A, 3.100%,
    01/20/33 (b)                        108          108
  Greenpoint Home Equity Loan
    Trust, Ser 2003-1, Cl A,
    3.080%, 04/15/29 (b)                 97           97
  Merrill Lynch Home Equity Loan,
    Ser 1997-1, Cl A, 3.030%,
    09/25/27 (b)                         49           49
  Residential Asset Mortgage
    Products, Inc., Ser 2003-RS2,
    Cl AII, 3.190%, 03/25/33 (b)        0(+)           1
  Wachovia Asset Securitization,
    Inc., Ser 2002-HE2, Cl A,
    3.280%, 12/25/32 (b)                311          313
  Wachovia Asset Securitization,
    Inc., Ser 2003-HE1, Cl A1,
    3.140%, 03/25/33 (b)                398          398
                                                --------
                                                   2,097
                                                --------
Total Asset Backed Securities
  (Cost $4,760)                                    4,764
                                                --------
CORPORATE BONDS (11.4%)
AIRLINES (0.3%)
  Southwest Airlines Co., 5.125%,
    03/01/17                            930          873
                                                --------
AUTO MANUFACTURERS (0.8%)
  DaimlerChrysler NA Holdings,
    8.500%, 01/18/31                    522          630
  Ford Motor Co., 7.450%,
    07/16/31                          1,950        1,764
                                                --------
                                                   2,394
                                                --------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CORE BOND FUND -- CONTINUED

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
BANKS (0.5%)
  Bank of America Corp., 7.400%,
    01/15/11                        $ 1,075     $  1,212
  BNP US Funding LLC, 7.738%,
    Callable 12/05/07 @
    100 (b) (d) (i)                     240          259
                                                --------
                                                   1,471
                                                --------
BUILDING MATERIALS (0.1%)
  American Standard, Inc.,
    7.625%, 02/15/10                    140          156
                                                --------
COMMERCIAL SERVICES (0.0%)
  ERAC USA Finance Co., 7.350%,
    06/15/08 (d)                        135          146
                                                --------
COMPUTERS (0.0%)
  NCR Corp., 7.125%, 06/15/09            70           75
                                                --------
DIVERSIFIED FINANCIAL SERVICES (3.1%)
  Capital One Financial Corp.,
    4.800%, 02/21/12                    605          588
  CIT Group, Inc., 5.125%,
    09/30/14                            830          819
  Citigroup, Inc., 5.125%,
    05/05/14                            450          450
  Citigroup, Inc., 5.875%,
    02/22/33                            590          597
  Fund American Cos., Inc.,
    5.875%, 05/15/13                  1,120        1,138
  Goldman Sachs Group, Inc.
    (The), 3.875%, 01/15/09             385          375
  Goldman Sachs Group, Inc.
    (The), 4.750%, 07/15/13           1,015          976
  HSBC Holdings PLC, 7.625%,
    05/17/32 (d)                        420          524
  John Deere Capital Corp.,
    3.900%, 01/15/08                    275          271
  JPMorgan Chase & Co., 6.625%,
    03/15/12                          1,025        1,121
  MBNA Corp., 7.500%, 03/15/12          330          372
  MBNA Corp., 6.125%, 03/01/13          680          717
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                    285          279
  Merrill Lynch & Co., Inc.,
    5.000%, 01/15/15                    635          615
  Morgan Stanley, 5.300%,
    03/01/13                            755          759
                                                --------
                                                   9,601
                                                --------
ELECTRIC (0.7%)
  Dominion Resources, Inc., Ser
    E, 6.750%, 12/15/32                 325          354
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11, Callable
    11/01/06 @ 100                      310          305

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
ELECTRIC--CONTINUED
  Northern States Power Co.,
    2.875%, 08/01/06                $   165     $    163
  Oncor Electric Delivery Co.,
    7.000%, 05/01/32                    285          329
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                    860          883
  Public Service Co. of Colorado,
    Ser 14, 4.375%, 10/01/08            130          129
                                                --------
                                                   2,163
                                                --------
ENTERTAINMENT (0.0%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                             80           79
                                                --------
FOREST PRODUCTS & PAPER (0.1%)
  Weyerhaeuser Co., 7.375%,
    03/15/32                            235          275
                                                --------
HOME BUILDERS (0.3%)
  Lennar Corp., 5.950%, 03/01/13        330          339
  Pulte Homes, Inc., 4.875%,
    07/15/09                            470          464
                                                --------
                                                     803
                                                --------
INSURANCE (0.4%)
  MetLife, Inc., 5.250%, 12/01/06       195          199
  Monumental Global Funding,
    5.200%, 01/30/07 (d)                105          107
  Prudential Financial, Inc.,
    3.750%, 05/01/08                    325          318
  Prudential Financial, Inc.,
    5.100%, 09/20/14                    450          446
                                                --------
                                                   1,070
                                                --------
INVESTMENT COMPANIES (0.2%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12              480          519
                                                --------
LEISURE TIME (0.0%)
  Harley Davidson Funding Corp.,
    3.625%, 12/15/08 (d)                 90           88
                                                --------
LODGING (0.2%)
  Harrah's Operating Co., Inc.,
    5.375%, 12/15/13                    378          375
  Marriott International, Inc.,
    Ser C, 7.875%, 09/15/09              85           95
                                                --------
                                                     470
                                                --------
MEDIA (1.3%)
  British Sky Broadcasting Group
    PLC, 6.875%, 02/23/09               295          316
  Comcast Cable Communications,
    Inc., 7.125%, 06/15/13            1,055        1,174

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
MEDIA--CONTINUED
  Comcast Cable Communications,
    Inc., 7.050%, 03/15/33          $    80     $     89
  Cox Communications, Inc.,
    4.625%, 06/01/13                    540          503
  News America Holdings, Inc.,
    9.250%, 02/01/13                    470          586
  News America Holdings, Inc.,
    6.200%, 12/15/34 (d)                200          198
  Time Warner, Inc., 7.625%,
    04/15/31                            785          922
                                                --------
                                                   3,788
                                                --------
MINING (0.2%)
  Codelco, Inc., 5.500%,
    10/15/13 (d)                        640          647
                                                --------
MISCELLANEOUS MANUFACTURER (0.7%)
  General Electric Co., 5.000%,
    02/01/13                          1,990        1,987
                                                --------
OIL & GAS (0.4%)
  Devon Energy Corp., 10.250%,
    11/01/05                             25           26
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                    355          443
  Enterprise Products Operating
    LP, Ser B, 6.875%, 03/01/33         405          424
  Motiva Enterprises LLC, 5.200%,
    09/15/12 (d)                        240          243
                                                --------
                                                   1,136
                                                --------
PACKAGING & CONTAINERS (0.1%)
  Packaging Corp. of America,
    5.750%, 08/01/13                    280          277
                                                --------
PIPELINES (0.7%)
  Centerpoint Energy Resources
    Corp., Ser B, 7.875%,
    04/01/13                            655          759
  K N Capital Trust III, 7.630%,
    04/15/28                            510          587
  Kinder Morgan, Inc., 7.250%,
    03/01/28                            280          317
  Panhandle Eastern Pipe Line Co.
    LLC, 2.750%, 03/15/07                70           68
  Panhandle Eastern Pipe Line Co.
    LLC, Ser B, 4.800%, 08/15/08        260          260
                                                --------
                                                   1,991
                                                --------
REITS (0.1%)
  Simon Property Group LP,
    6.375%, 11/15/07                    275          287
                                                --------
RETAIL (0.1%)
  Federated Department Stores,
    Inc., 6.900%, 04/01/29              220          236
                                                --------

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
SAVINGS & LOANS (0.1%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                $   340     $    339
                                                --------
TELECOMMUNICATIONS (1.0%)
  Deutsche Telekom International
    Finance, 9.250%, 06/01/32           325          469
  SBC Communications, Inc.,
    5.625%, 06/15/16                     95           95
  SBC Communications, Inc.,
    6.450%, 06/15/34                    250          260
  Sprint Capital Corp., 8.750%,
    03/15/32                            900        1,168
  Telus Corp., 8.000%, 06/01/11         540          625
  Verizon Global Funding Corp.,
    7.750%, 12/01/30                    405          489
                                                --------
                                                   3,106
                                                --------
Total Corporate Bonds (Cost
  $34,284)                                        33,977
                                                --------
FOREIGN GOVERNMENT BONDS (0.4%)
MEXICO (0.4%)
  Mexican United States, 8.300%,
    08/15/31                          1,130        1,294
                                                --------
Total Foreign Government Bonds
  (Cost $1,300)                                    1,294
                                                --------
U.S. GOVERNMENT AGENCIES (28.7%)
FANNIE MAE (13.7%)
  6.000%, 01/01/14                      164          169
  6.000%, 08/01/16                       90           93
  6.000%, 03/01/18                       69           72
  5.500%, 04/01/18                    1,700        1,733
  4.500%, 10/01/18                      396          388
  6.000%, 12/01/18                       81           84
  5.500%, 07/01/19                    2,783        2,840
  5.000%, 08/01/19                      253          253
  5.500%, 08/01/19                      862          879
  5.000%, 09/01/19                      165          165
  5.500%, 09/01/19                      268          273
  5.000%, 10/01/19                      287          287
  5.000%, 10/01/19                      182          182
  6.000%, 11/01/19                      173          179
  5.500%, 12/01/19                       74           75
  4.500%, 04/15/20                    4,685        4,581
  5.000%, 04/15/20                   11,548       11,538
  6.500%, 09/01/24                       30           31
  6.500%, 12/01/27                        8            9
  6.500%, 05/01/28                        3            3
  6.500%, 11/01/28                       14           15
  6.500%, 02/01/29                       44           46
  6.500%, 05/01/29                       57           60
  6.500%, 02/01/30                        8            8

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CORE BOND FUND -- CONCLUDED

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
FANNIE MAE--CONTINUED
  6.000%, 04/01/31                  $    37     $     38
  7.000%, 04/01/31                      101          106
  7.000%, 06/01/31                       11           11
  7.000%, 11/01/31                       44           47
  7.000%, 12/01/31                      188          198
  6.500%, 06/01/32                      112          116
  7.000%, 07/01/32                      209          220
  7.000%, 07/01/32                      409          432
  6.500%, 10/01/32                       26           27
  6.500%, 11/01/32                       16           17
  6.500%, 11/01/32                       24           25
  5.500%, 02/01/33                      523          524
  6.500%, 02/01/33                       38           40
  5.500%, 03/01/33                      137          137
  6.500%, 03/01/33                      467          485
  5.000%, 04/01/33                       41           40
  5.500%, 04/01/33                      254          255
  5.500%, 04/01/33                      171          171
  5.500%, 04/01/33                      169          170
  7.000%, 04/01/33                       98          104
  5.500%, 05/01/33                      167          167
  6.500%, 05/01/33                       80           83
  7.000%, 05/01/33                       26           28
  5.500%, 06/01/33                       85           85
  7.000%, 06/01/33                       22           23
  5.500%, 07/01/33                       60           60
  5.000%, 08/01/33                      701          685
  5.500%, 08/01/33                      215          215
  7.000%, 08/01/33                       38           41
  6.500%, 09/01/33                      323          335
  5.500%, 10/01/33                      143          144
  5.500%, 10/01/33                       45           45
  6.500%, 10/01/33                       31           32
  6.500%, 10/01/33                      110          114
  6.500%, 10/01/33                      162          169
  6.500%, 10/01/33                      130          135
  7.000%, 10/01/33                       29           30
  7.000%, 10/01/33                       25           27
  5.500%, 11/01/33                      152          152
  5.500%, 11/01/33                      108          108
  5.500%, 11/01/33                      721          722
  6.000%, 11/01/33                      114          116
  6.000%, 11/01/33                       73           75
  6.000%, 11/01/33                      229          234
  6.500%, 11/01/33                      131          136
  6.500%, 11/01/33                       39           41
  7.000%, 11/01/33                       25           26
  6.000%, 12/01/33                      104          106
  6.000%, 12/01/33                       85           87
  6.000%, 12/01/33                      401          410
  7.000%, 12/01/33                      222          234

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
FANNIE MAE--CONTINUED
  6.500%, 01/01/34                  $   202     $    210
  7.000%, 01/01/34                    1,308        1,379
  6.000%, 03/01/34                      126          129
  6.500%, 03/01/34                      374          388
  5.500%, 04/01/34                      532          531
  6.000%, 04/01/34                      145          148
  6.000%, 04/01/34                      121          124
  6.000%, 04/01/34                      127          129
  6.500%, 04/15/34                    1,300        1,349
  6.000%, 05/01/34                      106          108
  6.000%, 05/01/34                      269          275
  6.000%, 05/01/34                      120          123
  6.500%, 05/01/34                      350          363
  6.500%, 06/01/34                       18           18
  6.500%, 07/01/34                      212          220
  7.000%, 07/01/34                      199          210
  6.500%, 10/01/34                      245          255
  6.000%, 01/01/35                    2,829        2,893
                                                --------
                                                  40,843
                                                --------
FREDDIE MAC (14.0%)
  8.500%, 03/01/20                        2            2
  6.000%, 01/01/29                      104          107
  6.500%, 10/01/29                       51           53
  6.000%, 12/01/31                    1,893        1,940
  6.500%, 07/01/32                      194          201
  5.000%, 02/01/33                      700          687
  6.000%, 04/01/33                    2,000        2,047
  5.500%, 05/01/33                       21           21
  5.000%, 06/01/33                      141          138
  5.500%, 06/01/33                      144          145
  5.500%, 06/01/33                      131          131
  5.000%, 07/01/33                      247          243
  5.500%, 10/01/33                      123          124
  6.000%, 10/01/33                       43           44
  6.000%, 12/01/33                      175          179
  5.000%, 01/01/34                      245          240
  6.000%, 01/01/34                      368          377
  6.000%, 01/01/34                       74           76
  6.000%, 01/01/34                      111          113
  6.000%, 02/01/34                      579          593
  6.500%, 03/01/34                       81           84
  6.500%, 05/01/34                    4,385        4,550
  6.000%, 06/01/34                      224          229
  6.000%, 07/01/34                      157          161
  6.000%, 08/01/34                      185          190
  6.000%, 08/01/34                       36           36
  6.500%, 08/01/34                      150          156
  5.000%, 11/01/34                      592          580
  5.000%, 12/01/34                      224          219
  5.000%, 12/01/34                      411          403

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
FREDDIE MAC--CONTINUED
  5.000%, 12/01/34                  $   579     $    567
  6.000%, 04/13/35                    2,400        2,455
  5.000%, 04/15/35                   10,153        9,930
  5.500%, 04/15/35                   14,796       14,832
                                                --------
                                                  41,853
                                                --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.0%)
  6.500%, 04/15/32                       39           40
  6.500%, 07/15/32                       25           27
  6.500%, 08/15/32                       68           71
  6.500%, 11/15/32                       38           40
  6.500%, 01/15/33                       59           62
  6.000%, 03/15/33                       36           38
  6.000%, 04/15/33                      110          114
  5.000%, 07/15/33                      145          143
  5.000%, 08/15/33                      143          142
  6.000%, 01/15/34                      446          457
  6.500%, 07/15/34                      398          416
  5.000%, 11/15/34                      197          195
  6.000%, 11/15/34                      116          120
  5.000%, 12/15/34                      116          115
  5.000%, 01/15/35                      880          868
                                                --------
                                                   2,848
                                                --------
Total U.S. Government Agencies
  (Cost $85,852)                                  85,544
                                                --------
U.S. TREASURY OBLIGATIONS (63.2%)
U.S. TREASURY BILLS (7.7%)
  2.656%, 07/14/05 (c)               23,000       22,818
                                                --------
U.S. TREASURY BONDS (4.9%)
  10.750%, 08/15/05                   6,889        7,089
  5.375%, 02/15/31                    6,825        7,438
                                                --------
                                                  14,527
                                                --------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (8.6%)
  1.875%, 07/15/13                   17,048       17,346
  3.875%, 04/15/29                    6,078        8,360
                                                --------
                                                  25,706
                                                --------

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
U.S. TREASURY NOTES (42.0%)
  1.625%, 04/30/05                  $ 1,270     $  1,269
  3.500%, 11/15/06                   32,520       32,418
  3.375%, 02/28/07                   12,245       12,156
  3.125%, 05/15/07                   25,790       25,426
  6.000%, 08/15/09                   28,520       30,648
  4.000%, 03/15/10                    7,585        7,526
  4.875%, 02/15/12                    2,100        2,168
  3.875%, 02/15/13                    9,975        9,629
  4.250%, 11/15/14                    1,789        1,752
  4.000%, 02/15/15                    1,905        1,830
                                                --------
                                                 124,822
                                                --------
Total U.S. Treasury Obligations
  (Cost $188,506)                                187,873
                                                --------
REPURCHASE AGREEMENTS (10.2%)
  Lehman Brothers, Inc., 2.840%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $30,387,342
    (collateralized by U.S.
    Government Agencies, 5.000%,
    due 02/01/34, total market
    value $30,994,895)               30,385       30,385
                                                --------
Total Repurchase Agreements (Cost
  $30,385)                                        30,385
                                                --------
Total Investments (Cost $345,087)
  (a) -- 115.5%                                  343,837
Liabilities in excess of other
  assets -- (15.5)%                              (46,065)
                                                --------
Net Assets -- 100.0%                            $297,772
                                                ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
CORPORATE BONDS (15.7%)
AUTO MANUFACTURERS (0.3%)
  DaimlerChrysler NA Holdings
    Corp., 7.300%, 01/15/12          $   150     $   164
                                                 -------
BANKS (1.7%)
  Bank of America Corp., 7.400%,
    01/15/11                             695         783
  Bank One Corp., 7.625%, 08/01/05       320         325
                                                 -------
                                                   1,108
                                                 -------
BIOTECHNOLOGY (0.5%)
  Amgen, Inc., 4.000%,
    11/18/09 (d)                         315         307
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (7.4%)
  American Express Co., 3.750%,
    11/20/07                             550         542
  Caterpillar Financial Services
    Corp., 4.500%, 06/15/09              420         417
  CIT Group, Inc., 5.125%,
    09/30/14                             195         192
  Citigroup, Inc., 5.125%,
    05/05/14                             540         540
  Ford Motor Credit Co., 7.000%,
    10/01/13                             570         552
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                     655         630
  Household Finance Corp., 6.375%,
    11/27/12                             635         688
  JPMorgan Chase & Co., 6.625%,
    03/15/12                             580         634
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                      95          93
  Merrill Lynch & Co., Inc.,
    5.000%, 01/15/15                     135         131
  Morgan Stanley, 5.300%, 03/01/13       335         337
                                                 -------
                                                   4,756
                                                 -------
ELECTRIC (0.4%)
  Consolidated Edison Co. of New
    York, Inc., 4.700%, 06/15/09         225         226
  Florida Power & Light Co.,
    6.875%, 12/01/05                      55          56
                                                 -------
                                                     282
                                                 -------
INSURANCE (0.7%)
  MetLife, Inc., 5.250%, 12/01/06        225         230
  Prudential Financial, Inc.,
    3.750%, 05/01/08                     135         132
  Prudential Financial, Inc.,
    5.100%, 09/20/14                      85          84
                                                 -------
                                                     446
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
INVESTMENT COMPANIES (0.4%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12           $   235     $   254
                                                 -------
MISCELLANEOUS MANUFACTURER (2.0%)
  General Electric Co., 5.000%,
    02/01/13                           1,265       1,263
                                                 -------
RETAIL (0.4%)
  Wal-Mart Stores, Inc., 4.550%,
    05/01/13                             280         275
                                                 -------
SAVINGS & LOANS (0.3%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                     185         185
                                                 -------
SOFTWARE (0.9%)
  First Data Corp., 4.700%,
    11/01/06                             560         565
                                                 -------
TELECOMMUNICATIONS (0.7%)
  SBC Communications, Inc.,
    5.625%, 06/15/16                      85          85
  Verizon Global Funding Corp.,
    7.250%, 12/01/10                     320         355
                                                 -------
                                                     440
                                                 -------
Total Corporate Bonds (Cost
  $10,153)                                        10,045
                                                 -------
U.S. GOVERNMENT AGENCIES (0.9%)
FANNIE MAE (0.9%)
  5.725%, 03/01/12                       232         242
  6.260%, 05/01/12                       312         335
                                                 -------
Total U.S. Government Agencies
  (Cost $586)                                        577
                                                 -------
U.S. TREASURY OBLIGATIONS (80.7%)
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (9.3%)
  1.875%, 07/15/13                     5,840       5,942
                                                 -------
U.S. TREASURY NOTES (71.4%)
  3.500%, 11/15/06                    16,060      16,010
  3.375%, 02/28/07                       115         114
  3.125%, 05/15/07                    14,740      14,532
  3.125%, 04/15/09                     1,000         964
  6.000%, 08/15/09                    10,925      11,740
  3.875%, 02/15/13                     1,875       1,810
  4.000%, 02/15/15                       510         490
                                                 -------
                                                  45,660
                                                 -------
Total U.S. Treasury Obligations
  (Cost $51,979)                                  51,602
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
REPURCHASE AGREEMENTS (2.3%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $1,469,657
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 03/01/34; total market
    value $1,499,692)                $ 1,470     $ 1,470
                                                 -------
Total Repurchase Agreements (Cost
  $1,470)                                          1,470
                                                 -------
Total Investments (Cost $64,188)
  (a) -- 99.6%                                    63,694
Other assets in excess of
  liabilities -- 0.4%                                287
                                                 -------
Net Assets -- 100.0%                             $63,981
                                                 =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
ASSET BACKED SECURITIES (0.5%)
HOME EQUITY ABS (0.5%)
  Aames Mortgage Trust, Ser 1999-2,
    Cl AF, 7.589%, 10/15/29           $   48      $    49
  Cityscape Home Equity Loan Trust,
    Ser 1996-3, Cl A8, 7.650%,
    09/25/25                              20           20
  Contimortgage Home Equity Loan
    Trust, Ser 1996-2, Cl A8,
    7.900%, 07/15/27                     115          116
  Delta Funding Home Equity Loan
    Trust, Ser 1999-3, Cl A1F,
    7.462%, 09/15/29                      13           14
  EQCC Home Equity Loan Trust, Ser
    1999-3, Cl A7F, 7.448%,
    08/25/30                              12           12
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A7,
    7.540%, 06/25/29                      11           11
  Soundview Home Equity Loan Trust,
    Ser 2001-1, Cl A, 6.265%,
    04/15/31                              48           49
                                                  -------
Total Asset Backed Securities (Cost
  $274)                                               271
                                                  -------
CORPORATE BONDS (19.7%)
AIRLINES (0.5%)
  Southwest Airlines Co., 5.125%,
    03/01/17                             285          267
                                                  -------
AUTO MANUFACTURERS (0.6%)
  DaimlerChrysler NA Holdings
    Corp., 7.300%, 01/15/12              310          338
                                                  -------
BANKS (1.7%)
  Bank of America Corp., 7.400%,
    01/15/11                             355          400
  BNP US Funding LLC, 7.738%,
    Callable 12/05/07 @ 100 (b) (d)
    (i)                                  260          280
  Wells Fargo & Co., 5.125%,
    02/15/07                             270          275
                                                  -------
                                                      955
                                                  -------
BUILDING MATERIALS (0.2%)
  American Standard, Inc., 7.625%,
    02/15/10                             105          117
                                                  -------
COMMERCIAL SERVICES (0.1%)
  ERAC USA Finance Co., 7.350%,
    06/15/08 (d)                          60           65
                                                  -------

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
COMPUTERS (0.1%)
  NCR Corp., 7.125%, 06/15/09         $   60      $    65
                                                  -------
DIVERSIFIED FINANCIAL SERVICES (8.6%)
  Capital One Financial Corp.,
    4.800%, 02/21/12                     130          126
  CIT Group, Inc., 5.125%, 09/30/14      250          247
  Citigroup, Inc., 5.125%, 05/05/14      330          330
  Ford Motor Credit Co., 7.000%,
    10/01/13                             535          518
  Fund American Cos., Inc., 5.875%,
    05/15/13                             350          355
  General Electric Capital Corp.,
    4.250%, 01/15/08                     715          713
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                     310          298
  Household Finance Corp., 4.125%,
    12/15/08                             555          545
  John Deere Capital Corp., 3.900%,
    01/15/08                              95           94
  JPMorgan Chase & Co., 6.625%,
    03/15/12                             330          361
  MBNA Corp., 6.125%, 03/01/13           330          348
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                      60           59
  Merrill Lynch & Co., Inc.,
    5.000%, 01/15/15                     185          179
  Morgan Stanley, 5.800%, 04/01/07       220          226
  Morgan Stanley, 5.300%, 03/01/13       185          186
  SLM Corp., 5.625%, 04/10/07             85           87
                                                  -------
                                                    4,672
                                                  -------
ELECTRIC (0.2%)
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11, Callable
    11/01/06 @ 100                        50           49
  Northern States Power Co.,
    2.875%, 08/01/06                      60           59
                                                  -------
                                                      108
                                                  -------
ENTERTAINMENT (0.1%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                              40           39
                                                  -------
HOME BUILDERS (0.4%)
  Lennar Corp., 5.950%, 03/01/13          50           51
  Pulte Homes, Inc., 4.875%,
    07/15/09                             155          153
                                                  -------
                                                      204
                                                  -------

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
INSURANCE (0.5%)
  MetLife, Inc., 5.250%, 12/01/06     $   40      $    41
  Prudential Financial, Inc.,
    3.750%, 05/01/08                      90           88
  Prudential Financial, Inc.,
    5.100%, 09/20/14                     140          139
                                                  -------
                                                      268
                                                  -------
INVESTMENT COMPANIES (0.3%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12               160          173
                                                  -------
LEISURE TIME (0.1%)
  Harley Davidson Funding Corp.,
    3.625%, 12/15/08 (d)                  65           63
                                                  -------
LODGING (0.2%)
  Harrah's Operating Co., Inc.,
    5.375%, 12/15/13                     110          109
                                                  -------
MEDIA (2.0%)
  British Sky Broadcasting Group
    PLC, 6.875%, 02/23/09                145          156
  Comcast Cable Communications,
    Inc., 7.125%, 06/15/13               260          289
  News America Holdings, Inc.,
    9.250%, 02/01/13                     220          275
  Time Warner, Inc., 9.120%,
    01/15/13                             330          407
                                                  -------
                                                    1,127
                                                  -------
MINING (0.3%)
  Codelco, Inc., 5.500%,
    10/15/13 (d)                         155          157
                                                  -------
MISCELLANEOUS MANUFACTURER (0.3%)
  General Electric Co., 5.000%,
    02/01/13                             185          185
                                                  -------
OIL & GAS (0.6%)
  Enterprise Products Operating LP,
    Series B, 5.600%, 10/15/14            70           69
  Enterprise Products Operating LP,
    5.600%, 10/15/14 (d)                 175          173
  Motiva Enterprises LLC, 5.200%,
    09/15/12 (d)                          90           91
                                                  -------
                                                      333
                                                  -------
PACKAGING & CONTAINERS (0.2%)
  Packaging Corp. of America,
    5.750%, 08/01/13                     100           99
                                                  -------

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
PIPELINES (0.6%)
  Centerpoint Energy Resources
    Corp., Ser B, 7.875%, 04/01/13    $  220      $   255
  Kinder Morgan, Inc., 6.500%,
    09/01/12                              85           91
                                                  -------
                                                      346
                                                  -------
RETAIL (0.1%)
  Federated Department Stores, Inc.
    7.450%, 07/15/17                      70           80
                                                  -------
SAVINGS & LOANS (0.2%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                     100          100
                                                  -------
TELECOMMUNICATIONS (1.8%)
  Deutsche Telekom International
    Finance Corp., 8.500%,
    06/15/10 (g)                         105          121
  SBC Communications, Inc., 5.625%,
    06/15/16                              95           95
  Sprint Capital Corp., 8.375%,
    03/15/12                             300          351
  Telus Corp., 8.000%, 06/01/11          140          162
  Verizon Global Funding Corp.,
    7.250%, 12/01/10                     245          272
                                                  -------
                                                    1,001
                                                  -------
Total Corporate Bonds (Cost
  $10,922)                                         10,871
                                                  -------
FOREIGN GOVERNMENT BOND (0.6%)
MEXICO (0.6%)
  United Mexican States, 6.375%,
    01/16/13                             335          348
                                                  -------
Total Foreign Government Bond (Cost
  $339)                                               348
                                                  -------
U.S. GOVERNMENT AGENCIES (0.3%)
FANNIE MAE (0.2%)
  6.000%, 07/01/09                       111          113
                                                  -------
FREDDIE MAC (0.1%)
  6.500%, 08/01/08                        55           56
                                                  -------
  Total U.S. Government Agencies
    (Cost $168)                                       169
                                                  -------
U.S. TREASURY OBLIGATIONS (78.0%)
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (8.9%)
  1.875%, 07/15/13                     4,817        4,902
                                                  -------
U.S. TREASURY NOTES (69.1%)
  1.625%, 04/30/05                        45           45
  3.500%, 11/15/06                     9,205        9,176
  3.375%, 02/28/07                     4,280        4,249
  3.125%, 05/15/07                     9,940        9,799
  3.125%, 04/15/09                       625          603

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND -- CONCLUDED

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
U.S. TREASURY NOTES--CONTINUED
  6.000%, 08/15/09                    $8,880      $ 9,542
  4.000%, 03/15/10                     1,695        1,682
  4.875%, 02/15/12                       400          413
  4.375%, 08/15/12                        50           50
  3.875%, 02/15/13                     2,165        2,090
  4.000%, 02/15/15                       495          476
                                                  -------
                                                   38,125
                                                  -------
Total U.S. Treasury Obligations
  (Cost $43,358)                                   43,027
                                                  -------

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
REPURCHASE AGREEMENTS (1.2%)
  Lehman Brothers, Inc., 2.840%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $644,425
    (collateralized by U.S.
    Government Agencies, 5.000%,
    due 02/01/34 total market value
    $659,375)                         $  644      $   644
                                                  -------
Total Repurchase Agreements (Cost
  $644)                                               644
                                                  -------
Total Investments (Cost $55,705)
  (a) -- 100.3%                                    55,330
Liabilities in excess of other
  assets -- (0.3)%                                   (151)
                                                  -------
Net Assets -- 100.0%                              $55,179
                                                  =======

     See notes to schedules of portfolio investments and notes to financial statements.
 33

CLASSIC INSTITUTIONAL LIMITED DURATION FUND

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
ASSET BACKED SECURITIES (37.7%)
CREDIT CARD ABS (8.9%)
  American Express Master Trust,
    Ser 2002-2, Cl A, 2.860%,
    05/15/06 (b)                     $ 1,406     $ 1,406
  BA Master Credit Card Trust, Ser
    2001, Cl A, 2.930%,
    06/15/08 (b)                       3,000       3,003
  Citibank Credit Card Issuance
    Trust, Ser 2002, Cl A5,
    3.050%, 09/17/07 (b)               3,000       3,001
                                                 -------
                                                   7,410
                                                 -------
FANNIE MAE (4.6%)
  Guarantor Trust, Ser 2002-T10,
    Cl A1, 2.970%, 06/25/32 (b)        1,733       1,728
  Guarantor Trust, Ser 2002-T13,
    Cl A1, 2.950%, 08/25/32 (b)        2,101       2,101
                                                 -------
                                                   3,829
                                                 -------
FREDDIE MAC (2.3%)
  Structured Pass Thru Security,
    Ser T-49, Cl AV, 3.000%,
    12/25/32 (b)                       1,876       1,878
                                                 -------
HOME EQUITY ABS (7.4%)
  Mellon Bank Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    3.090%, 03/20/27 (b)               1,914       1,918
  Residential Asset Securities
    Corp., Ser 2003-KS4, Cl AIIB,
    3.140%, 06/25/33 (b)               2,551       2,554
  Residential Funding Mortgage
    Securities I, Ser 2003-HS1, Cl
    AII, 3.140%, 12/25/32 (b)          1,652       1,654
                                                 -------
                                                   6,126
                                                 -------
OTHER ABS (14.5%)
  Amortizing Residential
    Collateral Trust, Ser
    2002-BC1F, Cl A, 3.130%,
    01/25/32 (b)                       2,045       2,043
  Amortizing Residential
    Collateral Trust, Ser
    2002-BC3M, Cl A, 3.120%,
    06/25/32 (b)                       1,312       1,313
  Countrywide Home Equity Loan
    Trust, Ser 2002-B, Cl A1,
    3.060%, 04/15/28 (b)               1,867       1,867
  Countrywide Home Equity Loan
    Trust, Ser 2002-D, Cl A,
    3.050%, 08/15/28 (b)               1,376       1,377

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
OTHER ABS--CONTINUED
  Fleet Home Equity Loan Trust,
    Ser 2003-1, Cl A, 3.100%,
    01/20/33 (b)                     $ 2,329     $ 2,332
  Greenpoint Home Equity Loan
    Trust, Ser 2003-1, Cl A,
    3.080%, 04/15/29 (b)               1,251       1,253
  Merrill Lynch Home Equity Loan,
    Ser 1997-1, Cl A, 3.030%,
    09/25/27 (b)                         224         224
  Wachovia Asset Securitization,
    Inc., Ser 2003-HE1, Cl A1,
    3.140%, 03/25/33 (b)               1,761       1,763
                                                 -------
                                                  12,172
                                                 -------
Total Asset Backed Securities
  (Cost $31,407)                                  31,415
                                                 -------
U.S. TREASURY OBLIGATIONS (57.2%)
U.S. TREASURY NOTES (57.2%)
  6.500%, 05/15/05                     8,000       8,036
  6.750%, 05/15/05                     9,000       9,043
  1.125%, 06/30/05                    10,000       9,961
  1.500%, 07/31/05                    10,500      10,451
  6.500%, 08/15/05                    10,000      10,130
                                                 -------
Total U.S. Treasury Obligations
  (Cost $47,628)                                  47,621
                                                 -------
REPURCHASE AGREEMENTS (4.7%)
  Lehman Brothers, Inc., 2.840%,
    dated 03/31/05, to be
    repurchased 04/01/05,
    repurchase price $3,916,798
    (collateralized by U.S.
    Government Agencies, 5.000%,
    due 02/01/34; total market
    value $3,998,792)                  3,916       3,916
                                                 -------
Total Repurchase Agreements (Cost
  $3,916)                                          3,916
                                                 -------
Total Investments (Cost $82,951)
  (a) -- 99.6%                                    82,952
Other assets in excess of
  liabilities -- 0.4%                                365
                                                 -------
Net Assets -- 100.0%                             $83,317
                                                 =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND

-------------------------------------------------------
                                    Shares
                                      or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
ASSET BACKED SECURITIES (8.1%)
AUTOMOBILE ABS (4.7%)
  Capital Auto Receivables Asset
    Trust, 3.580%, 10/16/06       $      248    $   248
  Capital Auto Receivables Asset
    Trust, 2.640%, 03/17/08              450        446
  Ford Credit Auto Owner Trust,
    2.130%, 10/15/06                     341        340
  Honda Auto Receivables Owner
    Trust, 3.610%, 12/18/07              500        500
                                                -------
                                                  1,534
                                                -------
CREDIT CARD ABS (3.4%)
  Bank One Issuance Trust,
    2.940%, 06/16/08                     490        488
  Citibank Credit Card Issuance
    Trust, 2.550%, 01/20/09              350        341
  MBNA Credit Card Master Note
    Trust, 3.650%, 03/15/11              300        293
                                                -------
                                                  1,122
                                                -------
Total Asset Backed Securities
  (Cost $2,675)                                   2,656
                                                -------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.5%)
  Countrywide Home Loans, Inc.,
    Ser 2004-21, Cl A10, 6.000%,
    11/25/34 (b)                         190        193
  J.P. Morgan Chase Commercial
    Mortgage Securities, Ser
    2005-LDP1, Cl A2, 4.625%,
    03/15/46                             230        228
  J.P. Morgan Mortgage Trust,
    Ser 2005-A1, Cl 5A1, 4.484%,
    02/25/35 (b)                         522        516
  Wachovia Bank Commercial
    Mortgage Trust, Ser
    2005-C16, Cl A2, 4.380%,
    10/15/41                             345        340
  Washington Mutual, Inc., Ser
    2005-AR4, Cl A1, 3.624%,
    04/25/35 (b)                         215        215
                                                -------
Total Collateralized Mortgage
    Obligations
    (Cost $1,505)                                 1,492
                                                -------

-------------------------------------------------------
                                    Shares
                                      or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
CORPORATE BONDS (32.4%)
AUTO MANUFACTURERS (2.7%)
  DaimlerChrysler Auto Trust,
    Ser 2004-A, Cl A2, 1.410%,
    11/08/06                      $      309    $   308
  DaimlerChrysler NA Holdings
    Corp., 4.750%, 01/15/08              145        144
  USAA Auto Owner Trust, Ser
    2004-1, Cl A3, 2.060%,
    04/15/08                             450        443
                                                -------
                                                    895
                                                -------
BANKS (3.8%)
  Bank of America Corp., 5.250%,
    02/01/07                             355        362
  Marshall & Ilsley Bank,
    4.400%, 03/15/10                     490        484
  Wachovia Corp., 6.375%,
    02/01/09                             370        393
                                                -------
                                                  1,239
                                                -------
BEVERAGES (0.5%)
  Coca-Cola Enterprises, Inc.,
    5.250%, 05/15/07                     165        168
                                                -------
COSMETICS/PERSONAL CARE (0.2%)
  Gillette Co. (The), 3.500%,
    10/15/07, Callable 04/15/05
    @ 100                                 80         79
                                                -------
DIVERSIFIED FINANCIAL SERVICES (16.9%)
  Bear Stearns & Co., Inc.,
    5.700%, 01/15/07                     275        282
  Boeing Capital Corp., 5.650%,
    05/15/06                              72         73
  Capital One Financial Corp.,
    7.250%, 05/01/06                      75         77
  Capital One Financial Corp.,
    8.750%, 02/01/07                      75         81
  CIT Group, Inc., 4.125%,
    02/21/06                              90         90
  CIT Group, Inc., 4.250%,
    02/01/10                             245        238
  Citigroup, Inc., 5.000%,
    03/06/07                             475        483
  Countrywide Home Loan, Inc.,
    5.500%, 08/01/06                     350        356
  Credit Suisse First Boston
    USA, Inc., 5.875%, 08/01/06          325        333
  Ford Motor Credit Co., 6.875%,
    02/01/06                             240        243

-------------------------------------------------------
                                    Shares
                                      or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Ford Motor Credit Co., 6.500%,
    01/25/07                      $      130    $   131
  General Electric Capital
    Corp., 5.000%, 06/15/07              225        228
  Goldman Sachs Group, Inc.
    (The), 4.125%, 01/15/08              335        332
  HSBC Finance Corp., 4.125%,
    03/11/08                             325        323
  International Lease Finance
    Corp., 3.750%, 08/01/07              165        163
  International Lease Finance
    Corp., 3.500%, 04/01/09              125        120
  John Deere Capital Corp., Ser
    D, 3.875%, 03/07/07                  160        159
  JPMorgan Chase & Co., 5.250%,
    05/30/07                             345        352
  KFW International Finance,
    Inc., 4.750%, 01/24/07               335        340
  Lehman Brothers Holdings,
    Inc., 6.250%, 05/15/06               295        302
  Merrill Lynch & Co., Inc., Ser
    B, 3.375%, 09/14/07                  180        176
  Morgan Stanley, 5.800%,
    04/01/07                             235        242
  National Rural Utilities
    Cooperative Finance Corp.,
    3.000%, 02/15/06                     425        423
                                                -------
                                                  5,547
                                                -------
ELECTRIC (1.3%)
  American Electric Power Co.,
    Inc., Ser A, 6.125%,
    05/15/06                              85         87
  Dominion Resources, Inc., Ser
    B, 7.625%, 07/15/05                  175        177
  PacifiCorp., 6.750%, 04/01/05          100        100
  PG&E Corp., 3.260%,
    04/03/06 (b)                          63         63
                                                -------
                                                    427
                                                -------
FOREST PRODUCTS & PAPER (0.3%)
  Weyerhaeuser Co., 6.125%,
    03/15/07                              95         98
                                                -------
INSURANCE (0.4%)
  Metlife, Inc., 3.911%,
    05/15/05                             115        115
                                                -------

-------------------------------------------------------
                                    Shares
                                      or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
MEDIA (1.7%)
  Comcast Cable Communications,
    Inc., 8.375%, 05/01/07        $      145    $   156
  Time Warner, Inc., 6.150%,
    05/01/07                             140        145
  Viacom, Inc., 7.750%, 06/01/05         250        251
                                                -------
                                                    552
                                                -------
REITS (0.5%)
  Equity Office Properties
    Trust, 8.375%, 03/15/06              150        156
                                                -------
TELECOMMUNICATIONS (4.1%)
  British Telecom PLC, 7.875%,
    12/15/05                             325        335
  Deutsche Telekom Finance,
    8.250%, 06/15/05                     300        303
  SBC Communications, Inc.,
    5.750%, 05/02/06                     190        193
  SBC Communications, Inc.,
    4.125%, 09/15/09                      90         88
  Verizon Global Funding Corp.,
    6.125%, 06/15/07                     194        201
  Verizon Wireless, Inc.,
    5.375%, 12/15/06                     225        229
                                                -------
                                                  1,349
                                                -------
Total Corporate Bonds
  (Cost $10,785)                                 10,625
                                                -------
FOREIGN GOVERNMENT BONDS (0.7%)
CANADA (0.7%)
  Quebec Province, 5.500%,
    04/11/06                             225        229
                                                -------
  Total Foreign Government Bonds
    (Cost $233)                                     229
                                                -------
U.S. GOVERNMENT AGENCIES (36.9%)
FANNIE MAE (14.1%)
  2.625%, 01/19/07                       525        513
  3.750%, 05/17/07, Callable
    05/17/05 @ 100                       450        447
  6.942%, 08/01/07 (b)                   147        154
  3.000%, 08/15/07                       835        815
  4.200%, 03/24/08, Callable
    03/24/06 @ 100                       325        323
  6.070%, 10/01/08                       224        230
  3.810%, 12/01/08                       380        376
  3.125%, 03/16/09, Callable
    03/16/06 @ 100                       175        167
  6.850%, 08/01/09                       304        326

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND -- CONCLUDED

-------------------------------------------------------
                                    Shares
                                      or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
FANNIE MAE--CONTINUED
  4.000%, 11/25/16, Ser 2003-9,
    Cl UA                         $       49    $    49
  3.171%, 05/01/33 (b)                   205        206
  3.910%, 09/01/33 (b)                   161        164
  3.783%, 10/01/33 (b)                   186        192
  4.333%, 03/01/34 (b)                   346        343
  4.354%, 03/01/34 (b)                   318        318
                                                -------
                                                  4,623
                                                -------
FEDERAL HOME LOAN BANK (8.4%)
  3.250%, 08/15/05                       675        676
  4.875%, 11/15/06                     1,960      1,989
  2.625%, 05/15/07                       100         97
                                                -------
                                                  2,762
                                                -------
FREDDIE MAC (13.4%)
  2.700%, 04/05/05, Ser RB               500        500
  2.500%, 11/25/05                       210        208
  2.375%, 12/15/05                       500        496
  3.050%, 01/19/07                       400        394
  2.375%, 02/15/07                       345        335
  2.400%, 03/29/07                       425        412
  4.000%, 07/01/08                       172        171
  5.750%, 03/15/09                       200        210
  5.000%, 05/15/11, Cl BA                 34         34
  3.750%, 12/15/11, Cl AB                321        316
  5.000%, 12/15/20, Cl NA                486        491
  4.500%, 10/15/28, Cl MH                325        322
  3.344%, 07/01/33                       162        163
  5.007%, 04/01/34                       325        331
                                                -------
                                                  4,383
                                                -------
SALLIE MAE (1.0%)
  3.210%, 09/15/06 (b)                   330        331
                                                -------
Total U.S. Government Agencies
  (Cost $12,250)                                 12,099
                                                -------

-------------------------------------------------------
                                    Shares
                                      or
                                  Principal
                                    Amount       Value
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (14.6%)
U.S. TREASURY NOTES (14.6%)
  1.875%, 01/31/06 (e)            $    2,100    $ 2,074
  2.750%, 07/31/06 (e)                   875        865
  2.250%, 02/15/07 (e)                   500        486
  2.750%, 08/15/07 (e)                 1,175      1,146
  2.625%, 05/15/08 (e)                    60         58
  3.500%, 08/15/09 (e)                   175        171
                                                -------
Total U.S. Treasury Obligations
  (Cost $4,847)                                   4,800
                                                -------
YANKEE DOLLAR (0.5%)
BEVERAGES (0.5%)
  Diageo PLC, 3.375%, 03/20/08           170        165
                                                -------
Total Yankee Dollar (Cost $169)                     165
                                                -------
SHORT TERM INVESTMENTS (14.8%)
  CSFB Enhanced Liquidity
    Portfolio (f)                  4,864,450      4,864
                                                -------
Total Short Term Investments
  (Cost $4,864)                                   4,864
                                                -------
MONEY MARKET FUNDS (1.8%)
  Federated Prime Value Money
    Market Fund                      589,226        589
                                                -------
Total Money Market Funds (Cost
  $589)                                             589
                                                -------
Total Investments (Cost $37,917)
  (a) -- 114.3%                                  37,520
Liabilities in excess of other
  assets -- (14.3)%                              (4,699)
                                                -------
Net Assets -- 100.0%                            $32,821
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.
 37

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
ASSET BACKED SECURITIES (22.9%)
AUTO MANUFACTURERS (6.5%)
  DaimlerChrysler Auto Trust,
    Ser 2004, Cl A2, 1.410%,
    11/08/06                     $      941    $    937
  DaimlerChrysler Master Owner
    Trust, Ser 2003, Cl A,
    2.860%, 02/15/08 (b)              2,575       2,576
  Harley-Davidson Motorcycle
    Trust, Ser 2004-1, Cl A1,
    1.400%, 10/15/08                  1,320       1,306
  Navistar Financial Corp.
    Owner Trust, Ser 2002-B, Cl
    A3A, 3.060%, 03/15/07 (b)           485         485
  Nissan Auto Receivables Owner
    Trust, Ser 2002, Cl A4,
    4.280%, 10/16/06                    794         795
  Nissan Master Owner Trust
    Receivables, Ser 2003, Cl
    A1, 2.870%, 09/15/08 (b)          3,000       3,002
  Toyota Auto Receivables Owner
    Trust, Ser 2003-B, Cl A3,
    2.840%, 08/15/07 (b)              2,855       2,856
  USAA Auto Owner Trust, Ser
    2004-1, Cl A3, 2.060%,
    04/15/08                          2,150       2,115
                                               --------
                                                 14,072
                                               --------
AUTOMOBILE ABS (0.1%)
  Capital Auto Receivables
    Asset Trust, Ser 2003-1, Cl
    A2A, 2.270%, 01/17/06               212         212
                                               --------
CREDIT CARD ABS (4.7%)
  Bank One Issuance Trust, Ser
    2003, Cl A5, 2.860%,
    02/17/09 (b)                      2,500       2,501
  Citibank Credit Card Issuance
    Trust, 2.700%, 01/15/08           1,500       1,489
  First USA Credit Master
    Trust, Ser 2001-1, Cl A,
    3.000%, 09/19/08 (b)              3,500       3,504
  GE Capital Credit Card Master
    Note Trust, Ser 2004-1, Cl
    A, 2.860%, 06/15/10 (b)           2,500       2,501
                                               --------
                                                  9,995
                                               --------

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (5.8%)
  College Loan Corp. Trust, Ser
    2005-1, Cl A1, 2.745%,
    01/25/14 (b)                 $    2,250    $  2,250
  Collegiate Funding Services
    Education Loan, Ser 2003-5,
    Cl A6, 1.550%, 12/28/43 (b)       2,250       2,250
  Education Loans, Inc., Ser
    2003-1, Cl A, 1.250%,
    12/01/35 (b)                      2,250       2,250
  Nelnet Student Loan Corp.,
    Ser 2002-A, Cl A7, 2.650%,
    06/01/35 (b)                      2,250       2,250
  SLM Student Loan Trust, Ser
    1998-1, Cl A2, 3.599%,
    10/25/11 (b)                      3,239       3,273
                                               --------
                                                 12,273
                                               --------
HOME EQUITY ABS (0.1%)
  Residential Asset Securities
    Corp., Ser 2003-KS11, Cl
    AI1, 3.020%, 09/25/21 (b)           111         111
                                               --------
OTHER ABS (5.7%)
  CIT Equipment Collateral, Ser
    2003-VTI, Cl A3A, 2.980%,
    04/20/07 (b)                      1,287       1,288
  Countrywide Home Equity Loan
    Trust, Ser 2005-A, Cl 2A,
    2.960%, 02/15/30 (b)              2,000       2,003
  GMAC Mortgage Corp. Loan
    Trust, Ser 2004-HE1, Cl A1,
    2.930%, 06/25/34 (b)              2,275       2,276
  GMAC Mortgage Corp. Loan
    Trust, Ser 2004-HE3, Cl A1,
    2.950%, 10/25/34 (b)              2,500       2,502
  Residential Asset Mortgage
    Products, Inc., Ser
    2004-RS2, Cl AI1, 2.980%,
    01/25/24 (b)                        261         261
  Residential Asset Mortgage
    Products, Inc., Ser
    2004-RS4, Cl AI2, 3.247%,
    09/25/25 (b)                      2,750       2,731
  Residential Asset Mortgage
    Products, Inc., Ser
    2004-RS7, Cl AI1, 3.020%,
    08/25/22 (b)                      1,123       1,123
                                               --------
                                                 12,184
                                               --------
Total Asset Backed Securities
  (Cost $48,937)                                 48,847
                                               --------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND -- CONTINUED

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%)
  Countrywide Home Loans, Inc.,
    Ser 2004-21, Cl A10,
    6.000%, 11/25/34 (b)         $    1,057    $  1,077
  J.P. Morgan Chase Mortgage
    Securities Corp., 4.116%,
    03/15/46 (b)                      1,300       1,294
  J.P. Morgan Mortgage Trust,
    Ser 2005-A1, Cl 5A1,
    4.484%, 02/25/35 (b)              3,406       3,367
  Residential Accredit Loans,
    Inc., Ser QS21, Cl A4,
    5.750%, 11/25/33                  1,828       1,825
  Washington Mutual, Ser
    2005-AR4, Cl A1, 3.624%,
    04/25/35 (b)                      1,375       1,373
                                               --------
Collateralized Mortgage
    Obligations
    (Cost $8,969)                                 8,936
                                               --------
COMMERCIAL PAPER (10.3%)
AUTO MANUFACTURERS (1.3%)
  American Honda Finance Corp.,
    2.715%, 05/10/05                  2,750       2,742
                                               --------
BANKS (2.6%)
  ANZ (Delaware), Inc., 2.783%,
    05/20/05                          2,750       2,739
  UBS Finance Delaware LLC,
    2.628%, 04/08/05                  2,750       2,749
                                               --------
                                                  5,488
                                               --------
DIVERSIFIED FINANCIAL SERVICES (6.4%)
  Barclays US Funding LLC,
    2.980%, 06/16/05                  2,675       2,658
  Ciesco LLC, 2.737%, 05/16/05        2,750       2,740
  HBOS Treasury Service PLC,
    2.968%, 06/09/05                  2,000       1,989
  Paccar Financial Corp.,
    2.585%, 04/18/05                  3,125       3,121
  Rabobank USA, 2.642%,
    04/25/05                          3,175       3,169
                                               --------
                                                 13,677
                                               --------
Total Commercial Paper
  (Cost $21,908)                                 21,907
                                               --------
CORPORATE BONDS (30.8%)
AUTO MANUFACTURERS (2.4%)
  American Honda Finance Corp.,
    2.800%, 01/16/07 (b) (d)          2,500       2,503

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
AUTO MANUFACTURERS--CONTINUED
  DaimlerChrysler NA Holdings
    Corp., 7.750%, 06/15/05      $    1,000    $  1,008
  DaimlerChrysler NA Holdings
    Corp., 6.400%, 05/15/06           1,000       1,021
  DaimlerChrysler NA Holdings
    Corp., 4.750%, 01/15/08             525         523
                                               --------
                                                  5,055
                                               --------
BANKS (4.4%)
  Bank of America Corp.,
    5.250%, 02/01/07                    800         815
  U.S. Bank NA, 2.950%,
    12/05/05 (b)                      2,000       2,001
  Wachovia Corp., 2.773%,
    07/20/07 (b)                      2,500       2,502
  Wells Fargo & Co., 3.030%,
    03/03/06 (b)                      1,000       1,001
  Wells Fargo & Co., 3.000%,
    03/10/08 (b)                      3,000       2,997
                                               --------
                                                  9,316
                                               --------
BEVERAGES (0.2%)
  Coca-Cola Enterprises, Inc.,
    5.250%, 05/15/07                    450         459
                                               --------
DIVERSIFIED FINANCIAL SERVICES (15.1%)
  American Express Centurion
    Bank, 2.900%, 11/16/07 (b)        2,150       2,151
  Capital One Financial Corp.,
    7.250%, 05/01/06                    500         517
  Capital One Financial Corp.,
    8.750%, 02/01/07                    500         538
  CIT Group, Inc., 4.125%,
    02/21/06                          1,000       1,002
  CIT Group, Inc., 3.040%,
    05/18/07 (b)                      2,500       2,504
  Citigroup, Inc., 5.000%,
    03/06/07                          1,000       1,014
  Countrywide Home Loan, Inc.,
    5.500%, 08/01/06                  1,000       1,017
  Countrywide Home Loan, Inc.,
    Ser M, 3.043%, 08/25/06 (b)       1,925       1,925
  Credit Suisse First Boston
    USA, Inc., 5.875%, 08/01/06         500         512
  Education Funding Capital
    Trust I, Ser A1-8, 2.730%,
    06/01/42 (b)                      2,250       2,250
  Ford Motor Credit Co.,
    6.875%, 02/01/06                    600         608

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Ford Motor Credit Co.,
    6.500%, 01/25/07             $      600    $    606
  General Electric Capital
    Corp., 5.000%, 06/15/07             750         761
  Goldman Sachs Group, Inc.
    (The), 4.125%, 01/15/08             550         545
  Goldman Sachs Group, Inc.,
    (The), Ser B, 3.190%,
    03/30/07 (b)                      2,500       2,502
  Household Finance Corp.,
    5.750%, 01/30/07                  1,000       1,026
  International Lease Finance
    Corp., 3.750%, 08/01/07             550         543
  John Deere Capital Corp., Ser
    D, 3.875%, 03/07/07                 545         542
  JPMorgan Chase & Co., 3.170%,
    12/18/06 (b)                      3,000       3,005
  JPMorgan Chase & Co., 5.250%,
    05/30/07                          1,000       1,020
  KFW International Finance,
    Inc., 4.750%, 01/24/07              575         584
  MBNA America Bank National
    Association, 7.750%,
    09/15/05                            835         850
  Merrill Lynch & Co., Inc.,
    Ser B, 3.375%, 09/14/07             480         471
  Morgan Stanley, 2.760%,
    01/12/07 (b)                      2,500       2,505
  Morgan Stanley, 5.800%,
    04/01/07                          1,000       1,028
  SLM Corp., 2.900%,
    01/25/06 (b)                      2,000       2,003
                                               --------
                                                 32,029
                                               --------
ELECTRIC (1.0%)
  American Electric Power Co.,
    Inc., Ser A, 6.125%,
    05/15/06                            500         511
  PG&E Corp., 3.260%, 04/03/06,
    Callable 04/03/05 @ 100 (b)         387         388
  Virginia Electric & Power
    Co., 5.750%, 03/31/06             1,250       1,271
                                               --------
                                                  2,170
                                               --------
ELECTRIC SERVICES (0.5%)
  Constellation Energy Group,
    Inc., 7.875%, 04/01/05            1,125       1,125
                                               --------

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
INSURANCE (2.7%)
  ASIF Global Finance XXII,
    3.040%, 05/30/06 (b) (d)     $    2,500    $  2,504
  MetLife Global Funding,
    3.040%, 08/28/06 (b) (d)          3,250       3,255
                                               --------
                                                  5,759
                                               --------
MEDIA (1.9%)
  Comcast Cable Communications,
    Inc., 8.375%, 05/01/07              525         566
  TCI Communications, Inc.,
    6.875%, 02/15/06                    500         515
  Time Warner, Inc., 6.125%,
    04/15/06                          1,000       1,020
  Time Warner, Inc., 6.150%,
    05/01/07                            500         516
  Viacom, Inc., 7.750%,
    06/01/05                          1,525       1,535
                                               --------
                                                  4,152
                                               --------
TELECOMMUNICATIONS (2.6%)
  British Telecom PLC, 7.875%,
    12/15/05                          1,000       1,028
  Deutsche Telekom Finance,
    8.250%, 06/15/05                  1,500       1,515
  SBC Communications, Inc.,
    5.750%, 05/02/06                  1,000       1,018
  Verizon Global Funding Corp.,
    6.750%, 12/01/05                  1,250       1,275
  Verizon Global Funding Corp.,
    6.125%, 06/15/07                    575         596
                                               --------
                                                  5,432
                                               --------
Total Corporate Bonds
  (Cost $65,823)                                 65,497
                                               --------
MASTER NOTES (1.4%)
BANKS (1.4%)
  Bank of America Corp.,
    2.945%, 09/14/05 (b)              3,000       3,000
                                               --------
Total Master Notes
    (Cost $3,000)                                 3,000
                                               --------
TAXABLE MUNICIPAL BONDS (4.2%)
CALIFORNIA (1.1%)
  Chela Financial USA, Inc.,
    Student Loans, Ser 2002E-6,
    RB, 2.880%, 12/01/37 (b)          2,250       2,250
                                               --------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND -- CONCLUDED

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
COLORADO (1.1%)
  Colorado Student Obligation
    Bond Authority Student
    Loan, Ser IV-A1, RB,
    3.120%, 12/01/34 (b)         $    2,275    $  2,275
                                               --------
WASHINGTON (2.0%)
  Student Loan Finance
    Association, Washington
    Educational Loan, Ser A-7,
    RB, 2.950%, 06/01/38 (b)          2,250       2,250
  Student Loan Finance
    Association, Washington
    Educational Loan, Ser A-8,
    RB, 3.050%, 06/01/38 (b)          2,250       2,250
                                               --------
                                                  4,500
                                               --------
Total Taxable Municipal Bonds
  (Cost $9,025)                                   9,025
                                               --------
U.S. GOVERNMENT AGENCIES (23.3%)
FANNIE MAE (11.6%)
  1.750%, 05/23/05                    3,425       3,419
  2.820%, 09/06/05 (b)                5,500       5,498
  4.200%, 03/24/08, Callable
    03/24/06 @ 100                      525         522
  6.000%, 07/25/08, Ser
    1993-1997, Cl PH                    195         195
  4.500%, 04/01/10                    1,021       1,017
  4.000%, 11/25/16, Ser 2003-9,
    Cl UA                               267         267
  5.108%, 05/01/32 (b)                  637         648
  3.489%, 04/01/33 (b)                  977         980
  3.171%, 05/01/33 (b)                1,637       1,649
  3.815%, 06/01/33 (b)                1,792       1,762
  3.679%, 08/01/33 (b)                  870         856
  3.910%, 09/01/33 (b)                1,631       1,665
  3.783%, 10/01/33 (b)                1,915       1,980
  3.362%, 01/01/34 (b)                1,233       1,227
  4.333%, 03/01/34 (b)                1,730       1,714
  4.354%, 03/01/34 (b)                1,204       1,205
                                               --------
                                                 24,604
                                               --------
FREDDIE MAC (10.4%)
  2.550%, 10/07/05 (b)                3,000       3,000
  2.725%, 11/07/05 (b)                5,500       5,500
  4.000%, 11/15/06, Cl NA               207         207
  4.500%, 03/01/08                      912         916
  4.000%, 05/01/08                    1,478       1,467
  4.000%, 06/01/08                    1,261       1,252

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
FREDDIE MAC--CONTINUED
  5.000%, 05/15/11, Cl BA        $      130    $    130
  4.000%, 11/15/11                    1,138       1,137
  3.750%, 12/15/11, Cl AB (b)         1,061       1,046
  5.000%, 04/15/13, Cl MF               128         129
  5.000%, 02/15/14, Cl AB             1,118       1,130
  4.500%, 05/15/14, Cl NM                63          63
  4.500%, 11/15/15, Cl EA (b)         1,036       1,034
  5.500%, 12/15/15                      143         145
  5.000%, 04/15/16, Cl LB                86          86
  3.500%, 05/15/19, Cl AU               625         620
  5.000%, 12/15/20, Cl NA (b)         1,045       1,056
  4.000%, 04/15/21, Cl PJ (b)         1,072       1,070
  3.500%, 12/15/21, Cl HA                20          20
  3.344%, 07/01/33 (b)                  674         681
  3.672%, 08/01/33 (b)                  983         970
  5.007%, 04/01/34 (b)                  472         479
                                               --------
                                                 22,138
                                               --------
SALLIE MAE (0.9%)
  3.210%, 09/15/06 (b)                2,000       2,005
                                               --------
TENNESSEE VALLEY AUTHORITY STRIPS (0.4%)
  Tennessee Valley Authority,
    3.355%, 10/15/05 (b)                900         884
                                               --------
Total U.S. Government Agencies
  (Cost $49,906)                                 49,631
                                               --------
U.S. TREASURY OBLIGATIONS (1.1%)
U.S. TREASURY NOTES (1.1%)
  2.750%, 07/31/06 (e)                  970         959
  2.750%, 08/15/07 (e)                1,480       1,443
                                               --------
Total U.S. Treasury Obligations
  (Cost $2,406)                                   2,402
                                               --------
SHORT TERM INVESTMENTS (0.9%)
  CSFB Enhanced Liquidity
    Portfolio (f)                 1,916,000       1,916
                                               --------
Total Short Term Investments
  (Cost $1,916)                                   1,916
                                               --------
REPURCHASE AGREEMENTS (1.7%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to
    be repurchased on 04/01/05,
    repurchase price $1,377,895
    (collateralized by U.S.
    Government Agencies,
    4.500%, due 02/01/35; total
    market value $1,408,123)     $    1,378       1,378

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  UBS Warburg LLC, 2.840%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $2,141,123
    (collateralized by U.S.
    Government Agencies,
    4.500%, due 06/15/30; total
    market value $2,186,585)     $    2,141    $  2,141
                                               --------
Total Repurchase Agreements
  (Cost $3,519)                                   3,519
                                               --------

-------------------------------------------------------
                                   Shares
                                     or
                                 Principal
                                   Amount       Value
-------------------------------------------------------
MONEY MARKET FUNDS (0.0)%
  Dreyfus Government Cash
    Management Money Market
    Fund                            100,000    $    100
                                               --------
Total Money Market Funds
  (Cost $100)                                       100
                                               --------
Total Investments
  (Cost $215,509) (a) -- 100.8%                 214,780
Liabilities in excess of other
  assets -- (0.8)%                               (1,805)
                                               --------
Net Assets -- 100.0%                           $212,975
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
CORPORATE BONDS (17.9%)
AIRLINES (0.3%)
  Southwest Airlines Co., 5.125%,
    03/01/17                          $  180      $   169
                                                  -------
AUTO MANUFACTURERS (0.7%)
  DaimlerChrysler NA Holdings
    Corp., 8.500%, 01/18/31               95          115
  Ford Motor Co., 7.450%, 07/16/31       360          325
                                                  -------
                                                      440
                                                  -------
BANKS (0.4%)
  Bank of America Corp., 7.400%,
    01/15/11                             220          248
                                                  -------
BUILDING MATERIALS (0.2%)
  American Standard, Inc., 7.625%,
    02/15/10                             125          139
                                                  -------
CHEMICALS (0.9%)
  Huntsman International LLC,
    11.625%, 10/15/10, Callable
    10/15/07 @ 105.81                    162          190
  MacDermid, Inc., 9.125%,
    07/15/11, Callable 07/15/06 @
    104.56                               350          375
                                                  -------
                                                      565
                                                  -------
COMPUTERS (0.0%)
  NCR Corp., 7.125%, 06/15/09             30           32
                                                  -------
DIVERSIFIED FINANCIAL SERVICES (2.8%)
  Capital One Financial Corp.,
    4.800%, 02/21/12                      90           87
  CIT Group, Inc., 5.125%, 09/30/14      155          153
  Citigroup, Inc., 5.125%, 05/05/14       75           75
  Citigroup, Inc., 5.875%, 02/22/33      105          106
  Fund American Cos., Inc., 5.875%,
    05/15/13                             205          209
  Goldman Sachs Group, Inc. (The),
    3.875%, 01/15/09                      40           39
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                     210          202
  HSBC Holdings PLC, 7.625%,
    05/17/32, (d)                         90          112
  John Deere Capital Corp., 3.900%,
    01/15/08                              45           44
  JPMorgan Chase & Co., 6.625%,
    03/15/12                             255          280
  MBNA Corp., 6.125%, 03/01/13           195          206
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                      30           29

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Merrill Lynch & Co., Inc.,
    5.000%, 01/15/15                  $   85      $    82
  Morgan Stanley, 5.300%, 03/01/13       140          141
                                                  -------
                                                    1,765
                                                  -------
ELECTRIC (1.7%)
  Aquila, Inc., 14.875%, 07/01/12        250          343
  Dominion Resources, Inc., Ser E,
    6.750%, 12/15/32                      45           49
  Edison Mission Energy, 9.875%,
    04/15/11                             400          462
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11, Callable
    11/01/06 @ 100                        40           39
  Oncor Electric Delivery Co.,
    7.000%, 05/01/32                      45           52
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                     165          169
                                                  -------
                                                    1,114
                                                  -------
ENTERTAINMENT (0.1%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                              45           44
                                                  -------
FOREST PRODUCTS & PAPER (1.2%)
  Appleton Papers, Inc., Ser B,
    9.750%, 06/15/14, Callable
    06/15/09 @ 104.88                    300          314
  Georgia-Pacific Corp., 8.125%,
    05/15/11                             350          385
  Weyerhaeuser Co., 7.375%,
    03/15/32                              75           88
                                                  -------
                                                      787
                                                  -------
HOME BUILDERS (0.2%)
  Lennar Corp., 5.950%, 03/01/13          45           46
  Pulte Homes, Inc., 4.875%,
    07/15/09                              75           74
                                                  -------
                                                      120
                                                  -------
INSURANCE (0.5%)
  Fairfax Financial Holdings Ltd.,
    8.300%, 04/15/26                     200          182
  MetLife, Inc., 5.250%, 12/01/06         50           51
  Prudential Financial, Inc.,
    3.750%, 05/01/08                      45           44
  Prudential Financial, Inc.,
    5.100%, 09/20/14                      70           69
                                                  -------
                                                      346
                                                  -------

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------

INVESTMENT COMPANIES (0.1%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12            $   85      $    92
                                                  -------
LEISURE TIME (0.1%)
  Harley Davidson Funding Corp.,
    3.625%, 12/15/08 (d)                  55           54
                                                  -------
LODGING (0.8%)
  Harrah's Operating Co., Inc.,
    5.375%, 12/15/13                      60           59
  Mandalay Resort Group, Ser B,
    10.250%, 08/01/07                    375          408
  Marriott International, Inc., Ser
    C, 7.875%, 09/15/09                   15           17
                                                  -------
                                                      484
                                                  -------
MEDIA (2.3%)
  British Sky Broadcasting Group
    PLC, 6.875%, 02/23/09                100          107
  Comcast Cable Communications,
    Inc., 7.125%, 06/15/13               175          195
  Comcast Cable Communications,
    Inc., 7.050%, 03/15/33                25           28
  Cox Communications, Inc., 4.625%,
    06/01/13                             165          154
  EchoStar DBS Corp., 5.750%,
    10/01/08                             250          247
  Kabel Deutschland Gmbh, 10.625%,
    07/01/14 (d)                         375          415
  News America Holdings, Inc.,
    9.250%, 02/01/13                      85          106
  News America Holdings, Inc.,
    6.200%, 12/15/34 (d)                  50           49
  Time Warner, Inc., 7.625%,
    04/15/31                             155          182
                                                  -------
                                                    1,483
                                                  -------
MINING (0.3%)
  Codelco, Inc., 5.500%, 10/15/13
    (d)                                  205          207
                                                  -------
MISCELLANEOUS MANUFACTURER (0.6%)
  General Electric Co., 5.000%,
    02/01/13                             405          404
                                                  -------
OFFICE / BUSINESS EQUIPMENT (0.5%)
  Xerox Corp., 9.750%, 01/15/09          300          338
                                                  -------
OIL & GAS (0.3%)
  Devon Energy Corp., 10.250%,
    11/01/05                              10           10
  Devon Financing Corp ULC, 7.875%,
    09/30/31                              50           62

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
OIL & GAS--CONTINUED
  Enterprise Products Partners LP,
    Ser B, 6.875%, 03/01/33           $   85      $    90
  Motiva Enterprises LLC, 5.200%,
    09/15/12 (d)                          25           25
                                                  -------
                                                      187
                                                  -------
PACKAGING & CONTAINERS (0.6%)
  Packaging Corp. of America,
    5.750%, 08/01/13                      40           40
  Stone Container Corp., 9.250%,
    02/01/08                             325          346
                                                  -------
                                                      386
                                                  -------
PIPELINES (0.6%)
  Centerpoint Energy Resources
    Corp., Ser B, 7.875%, 04/01/13       165          191
  K N Capital Trust III, 7.630%,
    04/15/28                             105          121
  Kinder Morgan, Inc., 7.250%,
    03/01/28                              40           45
                                                  -------
                                                      357
                                                  -------
REITS (0.1%)
  Simon Property Group LP, 6.375%,
    11/15/07                              35           36
                                                  -------
RETAIL (0.2%)
  Federated Department Stores,
    Inc., 6.900%, 04/01/29                40           43
  Toys "R" Us, Inc., 7.625%,
    08/01/11                             100           94
                                                  -------
                                                      137
                                                  -------
SAVINGS & LOANS (0.1%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                      50           50
                                                  -------
TELECOMMUNICATIONS (2.3%)
  Citizens Communications Co.,
    9.000%, 08/15/31                     250          260
  Deutsche Telekom International
    Finance, 9.250%, 06/01/32            100          144
  Qwest Communications
    International, Inc., 8.875%,
    06/01/31, Callable 05/26/05 @
    105.03                               400          403
  SBC Communications, Inc., 5.625%,
    06/15/16                              15           15
  SBC Communications, Inc., 6.450%,
    06/15/34                              45           47
  Sprint Capital Corp., 8.750%,
    03/15/32                             165          214
  Telus Corp., 8.000%, 06/01/11           75           87

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND -- CONCLUDED

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Verizon Global Funding Corp.,
    7.750%, 12/01/30                  $   80      $    97
  Zeus Special Subsidiary Ltd.,
    10.204%, 02/01/15, Callable
    02/01/10 @ 104.63 (c) (d) (g)        350          221
                                                  -------
                                                    1,488
                                                  -------
Total Corporate Bonds (Cost
  $11,441)                                         11,472
                                                  -------
FOREIGN GOVERNMENT BONDS (0.5%)
MEXICO (0.5%)
  Mexican United States, 8.300%,
    08/15/31                             270          309
                                                  -------
Total Foreign Government Bonds
  (Cost $296)                                         309
                                                  -------
U.S. GOVERNMENT AGENCIES (31.9%)
FANNIE MAE (19.5%)
  5.500%, 07/01/16                       196          200
  5.000%, 11/01/18                       399          400
  5.500%, 11/01/18                       412          421
  4.500%, 12/01/18                       290          284
  5.500%, 12/01/18                       153          157
  5.000%, 01/01/19                       909          909
  6.000%, 01/01/19                       190          197
  5.500%, 07/01/19                       115          118
  5.500%, 07/01/19                       257          263
  5.000%, 10/01/19                       890          890
  5.500%, 12/01/19                       148          151
  4.500%, 04/15/20 (h)                   265          259
  5.000%, 04/15/20 (h)                   930          928
  6.500%, 05/01/31                       222          231
  7.000%, 12/01/31                       137          144
  7.000%, 03/01/32                         2            3
  7.000%, 05/01/32                       102          107
  6.500%, 07/01/32                       586          609
  5.500%, 04/01/33                       203          204
  5.500%, 04/01/33                       216          216
  5.000%, 06/01/33                       395          387
  5.500%, 06/01/33                       732          734
  7.000%, 10/01/33                       440          463
  5.500%, 11/01/33                       423          425
  6.000%, 11/01/33                       284          291
  5.500%, 01/01/34                       768          770
  6.500%, 01/01/34                       458          476
  5.500%, 02/01/34                       752          754
  6.500%, 02/01/34                       190          197
  6.500%, 03/01/34                       302          313
  5.500%, 04/01/34 (h)                   360          360

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
FANNIE MAE--CONTINUED
  6.000%, 05/01/34                    $  297      $   304
  6.500%, 07/01/34                       282          293
                                                  -------
                                                   12,458
                                                  -------
FREDDIE MAC (11.2%)
  4.500%, 01/01/19                       537          527
  7.000%, 09/01/29                        87           92
  5.500%, 02/01/33                       308          309
  6.000%, 04/01/33                       225          230
  6.000%, 04/01/33                       229          235
  6.000%, 11/01/33                       999        1,022
  6.000%, 12/01/33                       133          137
  6.000%, 01/01/34                       314          322
  6.500%, 05/01/34                       205          213
  5.000%, 07/01/34                       139          136
  6.000%, 10/01/34                       376          385
  5.000%, 11/01/34                       360          353
  5.000%, 12/01/34                     1,071        1,048
  6.000%, 04/13/35 (h)                   250          256
  5.500%, 04/15/35 (h)                   667          669
  5.000%, 04/15/35 (h)                 1,286        1,257
                                                  -------
                                                    7,191
                                                  -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.2%)
  6.500%, 07/15/32                       267          278
  5.000%, 09/15/33                       106          105
  6.000%, 07/15/34                       185          191
  5.000%, 11/15/34                       197          195
                                                  -------
                                                      769
                                                  -------
Total U.S. Government Agencies
  (Cost $20,632)                                   20,418
                                                  -------
U.S. TREASURY OBLIGATIONS (46.0%)
U.S. TREASURY BONDS (4.0%)
  10.750%, 08/15/05                    1,226        1,262
  5.375%, 02/15/31                     1,205        1,313
                                                  -------
                                                    2,575
                                                  -------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (9.1%)
  1.875%, 07/15/13                     3,779        3,845
  3.875%, 04/15/29                     1,438        1,978
                                                  -------
                                                    5,823
                                                  -------
U.S. TREASURY NOTES (32.9%)
  1.625%, 04/30/05                     1,480        1,479
  1.250%, 05/31/05                     1,425        1,422
  3.500%, 11/15/06                       565          563
  3.375%, 02/28/07                     2,180        2,164
  3.125%, 05/15/07                     9,250        9,119
  6.000%, 08/15/09                     2,875        3,090
  4.000%, 03/15/10                     1,370        1,359

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
U.S. TREASURY NOTES--CONTINUED
  4.875%, 02/15/12                    $  295      $   305
  3.875%, 02/15/13                     1,070        1,033
  4.250%, 11/15/14                       374          366
  4.000%, 02/15/15                       190          183
                                                  -------
                                                   21,083
                                                  -------
Total U.S. Treasury Obligations
  (Cost $29,497)                                   29,481
                                                  -------

---------------------------------------------------------
                                     Principal
                                      Amount       Value
---------------------------------------------------------
REPURCHASE AGREEMENTS (9.4%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $6,056,060
    (collateralized by U.S.
    Government Agencies,
    5.000%-5.500%, due 03/01/13-
    01/01/17; total market value
    $6,177,792)                       $6,056      $ 6,056
                                                  -------
Total Repurchase Agreements (Cost
  $6,056)                                           6,056
                                                  -------
Total Investments (Cost $67,922)
  (a) -- 105.7%                                    67,736
Liabilities in excess of other
  assets -- (5.7)%                                 (3,639)
                                                  -------
Net Assets -- 100.0%                              $64,097
                                                  =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
SUPER SHORT INCOME PLUS FUND

-------------------------------------------------------
                                    Shares
                                      or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
ASSET BACKED SECURITIES (7.7%)
DIVERSIFIED FINANCIAL SERVICES (7.7%)
  College Loan Corp. Trust, Ser
    2005-1, Cl A1, 2.730%,
    01/25/14 (b)                   $    750     $   750
  Collegiate Funding Services
    Education Loan, Ser 2003-5,
    Cl A6, 3.000%, 12/28/43 (b)         750         750
  Education Loans, Inc., Ser
    2003-1, Cl A, 3.030%,
    12/01/35 (b)                        750         750
  KeyCorp Student Loan Trust, Ser
    2004-A, Cl 1A1, 2.740%,
    04/27/17 (b)                        742         742
  Nelnet Student Loan Corp., Ser
    2002-A, Cl A7, 2.650%,
    06/01/35 (b)                        750         750
  SLM Student Loan Trust, Ser
    1998-1, Cl A2, 3.599%,
    10/25/11 (b)                      1,057       1,068
                                                -------
Total Asset Backed Securities
  (Cost $4,808)                                   4,810
                                                -------
CORPORATE BONDS (1.2%)
DIVERSIFIED FINANCIAL SERVICES (1.2%)
  Education Funding Capital Trust
    I, Ser A1-8, 2.730%,
    06/01/42 (b)                        750         750
                                                -------
Total Corporate Bonds (Cost $750)                   750
                                                -------
TAXABLE MUNICIPAL BONDS (4.7%)
CALIFORNIA (1.2%)
  Chela Financial USA, Inc.,
    Student Loans, Ser 2002E-6,
    RB, 2.880%, 12/01/37 (b)            750         750
                                                -------
COLORADO (1.2%)
  Colorado Student Obligation
    Bond Authority, Student Loan,
    Ser IV-A1, RB, 3.120%,
    12/01/34 (b)                        725         725
                                                -------

-------------------------------------------------------
                                    Shares
                                      or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
WASHINGTON (2.3%)
  Student Loan Finance
    Association, Washington
    Education Loan, Ser A-7, RB,
    2.950%, 06/01/38 (b)           $    750     $   750
  Student Loan Finance
    Association, Washington
    Education Loan, Ser A-8, RB,
    3.050%, 06/01/38 (b)                750         750
                                                -------
                                                  1,500
                                                -------
Total Taxable Municipal Bonds
  (Cost $2,975)                                   2,975
                                                -------
U.S. GOVERNMENT AGENCIES (78.4%)
FANNIE MAE (37.1%)
  2.674%, 04/13/05 (c)                1,250       1,249
  1.750%, 05/23/05                    1,000         998
  2.820%, 09/06/05 (b)                2,500       2,499
  2.989%, 10/07/05 (b)                3,000       3,002
  2.840%, 12/09/05 (b)                2,500       2,499
  6.942%, 08/01/07 (b)                  318         333
  3.000%, 08/15/07                      350         341
  6.000%, 07/25/08, Ser
    1993-1997, Cl PH                    107         107
  4.500%, 04/01/10                    1,021       1,017
  4.000%, 11/25/16, Ser 2003-9,
    Cl UA                               312         311
  3.000%, 06/25/19                    1,040       1,020
  5.108%, 05/01/32 (b)                  725         737
  3.250%, 11/25/32                      447         443
  3.489%, 04/01/33 (b)                  977         980
  3.171%, 05/01/33 (b)                  832         838
  3.815%, 06/01/33 (b)                1,792       1,762
  3.679%, 08/01/33 (b)                  939         924
  3.910%, 09/01/33 (b)                  709         724
  3.783%, 10/01/33 (b)                  821         848
  3.362%, 01/01/34 (b)                  555         552
  4.333%, 03/01/34 (b)                  957         947
  4.354%, 03/01/34 (b)                1,067       1,069
                                                -------
                                                 23,200
                                                -------
FEDERAL FARM CREDIT BANK (11.9%)
  2.760%, 04/29/05 (b)                2,000       2,000
  2.125%, 08/15/05                    1,490       1,485
  2.620%, 12/01/06 (b)                2,500       2,499
  2.635%, 04/04/07 (b)                1,500       1,502
                                                -------
                                                  7,486
                                                -------
FEDERAL HOME LOAN BANK (3.2%)
  1.625%, 06/15/05                    2,000       1,994
                                                -------

-------------------------------------------------------
                                    Shares
                                      or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
FREDDIE MAC (25.5%)
  2.685%, 05/10/05 (c)             $  1,325     $ 1,321
  2.925%, 09/09/05 (b)                2,500       2,500
  2.550%, 10/07/05 (b)                2,000       2,000
  2.725%, 11/07/05 (b)                2,500       2,500
  2.000%, 02/23/06                      350         345
  4.000%, 11/15/06, Cl NA                72          72
  2.400%, 03/29/07                      350         340
  4.500%, 03/01/08                      912         916
  4.000%, 06/01/08                      561         556
  5.000%, 05/15/11, Cl BA               156         156
  4.000%, 11/15/11                      718         717
  3.750%, 12/15/11, Cl AB               451         445
  5.000%, 04/15/13, Cl MF               257         257
  5.000%, 02/15/14, Cl AB               686         694
  4.500%, 05/15/14, Cl NM               105         105
  5.500%, 12/15/15                      322         326
  5.000%, 04/15/16, Cl LB                86          86
  3.500%, 05/15/19, Cl AU               526         522
  5.000%, 12/15/20, Cl NA               607         614
  4.000%, 04/15/21, Cl PJ (b)           316         316
  3.500%, 12/15/21, Cl HA                13          13
  3.672%, 08/01/33 (b)                  983         970
  5.007%, 04/01/34 (b)                  230         234
                                                -------
                                                 16,005
                                                -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.2%)
  4.000%, 10/20/21                      153         153
                                                -------
TENNESSEE VALLEY AUTHORITY STRIPS (0.5%)
  Tennessee Valley Authority,
    3.355%, 10/15/05 (c)                300         295
                                                -------
Total U.S. Government Agencies
  (Cost $49,387)                                 49,133
                                                -------

-------------------------------------------------------
                                    Shares
                                      or
                                   Principal
                                    Amount       Value
-------------------------------------------------------
REPURCHASE AGREEMENTS (6.8%)
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $2,334,550
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 03/01/25; total market
    value $2,385,536)              $  2,334     $ 2,334
  UBS Warburg LLC, 2.840%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase price
    $1,927,198 (collateralized by
    U.S. Government Agencies, DN,
    due 04/25/19; total market
    value $1,970,268)                 1,927       1,927
                                                -------
Total Repurchase Agreements (Cost
  $4,261)                                         4,261
                                                -------
MONEY MARKET FUNDS (0.3%)
  Dreyfus Government Cash
    Management Money Market Fund    100,000         100
  Federated Government
    Obligations Fund                100,000         100
                                                -------
Total Money Market Funds (Cost
  $200)                                             200
                                                -------
Total Investments (Cost $62,381)
  (a) -- 99.1%                                   62,129
Other assets in excess of
  liabilities -- 0.9%                               563
                                                -------
  Net Assets -- 100.0%                          $62,692
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
CONVERTIBLE BONDS (0.3%)
CHEMICALS (0.3%)
  Hercules, Inc. 6.500%,
    06/30/29                  $     4,845    $    3,876
                                             ----------
Total Convertible Bonds
  (Cost $4,045)                                   3,876
                                             ----------
CORPORATE BONDS (96.6%)
ADVERTISING (1.1%)
  Bear Creek Corp., 9.000%,
    03/01/13, Callable
    03/01/09 @ 104.50 (d)           1,515         1,500
  R.H. Donnelley Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44 (e)                      8,586         9,896
  R.H. Donnelley Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44 (d)                      3,537         4,076
                                             ----------
                                                 15,472
                                             ----------
AEROSPACE/DEFENSE (0.3%)
  L-3 Communications Corp.,
    7.625%, 06/15/12,
    Callable 06/15/07 @
    103.81                          3,333         3,541
                                             ----------
AGRICULTURE (0.6%)
  Gold Kist, Inc., 10.250%,
    03/15/14, Callable
    03/15/09 @ 105.12               2,325         2,651
  Seminis, Inc., 10.250%,
    10/01/13, Callable
    10/01/08 @ 105.13               5,345         6,307
                                             ----------
                                                  8,958
                                             ----------
APPAREL (0.1%)
  William Carter Co. (The),
    Ser B, 10.875%,
    08/15/11, Callable
    08/15/06 @ 105.44               1,059         1,170
                                             ----------
BEVERAGES (0.4%)
  Constellation Brands,
    Inc., 8.625%, 08/01/06          4,340         4,535
  Constellation Brands,
    Inc., Ser B, 8.125%,
    01/15/12, Callable
    01/15/07 @ 104.06               1,501         1,606
                                             ----------
                                                  6,141
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
BUILDING MATERIALS (0.7%)
  Ainsworth Lumber Co. Ltd.,
    6.840%, 10/01/10,
    Callable 10/01/06 @ 102
    (b) (d)                   $     1,845    $    1,873
  Ainsworth Lumber Co. Ltd.,
    7.250%, 10/01/12,
    Callable 10/01/08 @
    103.63 (d)                      4,145         4,062
  Ainsworth Lumber Co. Ltd.,
    6.750%, 03/15/14,
    Callable 03/15/09 @
    103.38                          1,455         1,382
  U.S. Concrete, Inc.,
    8.375%, 04/01/14,
    Callable 04/01/09 @
    104.88                          2,815         2,801
                                             ----------
                                                 10,118
                                             ----------
CHEMICALS (4.2%)
  Acetex Corp., 10.875%,
    08/01/09, Callable
    08/01/05 @ 105.44               2,001         2,131
  ARCO Chemical Co.,
    10.250%, 11/01/10               4,455         5,056
  Equistar Chemicals LP,
    10.125%, 09/01/08               1,435         1,586
  Equistar Chemicals LP,
    10.625%, 05/01/11,
    Callable 05/01/07 @
    105.31                          1,000         1,123
  Ethyl Corp., 8.875%,
    05/01/10                        2,435         2,605
  FMC Corp., 10.250%,
    11/01/09, Callable
    11/01/06 @ 105.12               6,442         7,183
  FMC Corp., Ser A, 7.000%,
    05/15/08                        1,057         1,112
  Hercules, Inc., 6.500%,
    06/30/29                          290           232
  Huntsman International
    LLC, 9.875%, 03/01/09             975         1,053
  Huntsman International
    LLC, 11.625%, 10/15/10,
    Callable 10/15/07 @
    105.81 (e)                      3,300         3,861
  Lyondell Chemical Co., Ser
    A, 9.625%, 05/01/07             5,670         6,081
  MacDermid, Inc., 9.125%,
    07/15/11, Callable
    07/15/06 @ 104.56               3,820         4,097

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
CHEMICALS--CONTINUED
  Millennium American Corp.,
    Inc., 7.000%, 11/15/06    $     5,160    $    5,237
  Nalco Co., 7.750%,
    11/15/11, Callable
    11/15/07 @ 103.88               6,935         7,213
  PQ Corp., 7.500%,
    02/15/13, Callable
    02/15/09 @ 103.75 (d)           2,640         2,600
  Rockwood Specialities
    Group, Inc., 10.625%,
    05/15/11, Callable
    05/15/07 @ 105.31               3,605         4,002
  Rockwood Specialties
    Group, Inc., 7.500%,
    11/15/14, Callable
    11/15/09 @ 103.75 (d)           4,355         4,355
                                             ----------
                                                 59,527
                                             ----------
COAL (0.3%)
  Luscar Coal Ltd., 9.750%,
    10/15/11, Callable
    10/15/06 @ 104.88               3,732         4,105
                                             ----------
COMMERCIAL SERVICES (2.2%)
  Corrections Corp. of
    America, 7.500%,
    05/01/11, Callable
    05/01/07 @ 103.75               7,735         7,832
  Corrections Corp. of
    America, 6.250%,
    03/15/13, Callable
    03/15/09 @ 103.13 (d)           2,890         2,774
  Geo Group, Inc. (The),
    8.250%, 07/15/13,
    Callable 07/15/08 @
    104.13                          3,515         3,585
  Service Corp.
    International, 7.200%,
    06/01/06                        3,872         3,930
  Service Corp.
    International, 6.875%,
    10/01/07                          985           997
  Service Corp.
    International, 6.500%,
    03/15/08                          715           717
  Service Corp.
    International, 7.700%,
    04/15/09                        5,987         6,167
  United Rentals North
    America, Inc., 6.500%,
    02/15/12, Callable
    02/15/08 @ 103.25               5,090         4,950
                                             ----------
                                                 30,952
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
COMPUTERS (0.6%)
  Seagate Technology HDD
    Holdings, 8.000%,
    05/15/09, Callable
    05/15/06 @ 104            $     3,684    $    3,914
  Unisys Corp., 8.125%,
    06/01/06                        3,917         4,015
                                             ----------
                                                  7,929
                                             ----------
COSMETICS/PERSONAL CARE (0.3%)
  Elizabeth Arden, Inc.,
    7.750%, 01/15/14,
    Callable 01/15/09 @
    103.88                          3,450         3,554
                                             ----------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
  AES Ironwood LLC, 8.857%,
    11/30/25                          952         1,095
  AES Red Oak LLC, Ser A,
    8.540%, 11/30/19                1,592         1,775
  AES Red Oak LLC, Ser B,
    9.200%, 11/30/29                2,200         2,486
  BCP Crystal US Holdings
    Corp., 9.625%, 06/15/14,
    Callable 06/15/09 @
    104.81 (d)                      3,160         3,602
  Borden U.S. Financial/Nova
    Scotia, 9.000%,
    07/15/14, Callable
    07/15/09 @ 104.50 (d)           3,495         3,774
  Consolidated
    Communication, Inc.,
    9.750%, 04/01/12,
    Callable 04/01/08 @
    104.88 (d)                      2,025         2,147
  Jostens, Inc., 7.625%,
    10/01/12, Callable
    10/01/08 @ 103.81               2,710         2,683
  Rainbow National Services
    LLC, 8.750%, 09/01/12,
    Callable 09/01/08 @
    104.38 (d)                      2,545         2,736
  Refco Finance Holdings
    LLC, 9.000%, 08/01/12,
    Callable 08/01/08 @
    104.50 (d)                      2,375         2,518
  UGS Corp., 10.000%,
    06/01/12, Callable
    06/01/08 @ 105 (d)              1,383         1,528
                                             ----------
                                                 24,344
                                             ----------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
ELECTRIC (12.1%)
  AES Corp. (The), 9.375%,
    09/15/10 (e)              $     2,825    $    3,115
  AES Corp. (The), 8.750%,
    05/15/13, Callable
    05/15/08 @ 104.38 (d)          13,397        14,603
  Allegheny Energy Supply
    Co. LLC, Ser A, 10.250%,
    11/15/07 (d)                    3,275         3,619
  Allegheny Energy Supply
    Co. LLC, 7.800%,
    03/15/11 (e)                    2,625         2,723
  Allegheny Energy Supply
    Co. LLC, 8.250%,
    04/15/12 (d)                    1,705         1,807
  Aquila, Inc., 9.950%,
    02/01/11                          960         1,075
  Aquila, Inc., 14.875%,
    07/01/12                        5,665         7,761
  Edison Mission Energy,
    10.000%, 08/15/08                 490           545
  Edison Mission Energy,
    9.875%, 04/15/11 (e)           12,225        14,120
  FirstEnergy Corp., Ser B,
    6.450%, 11/15/11                5,860         6,183
  FirstEnergy Corp., Ser C,
    7.375%, 11/15/31                  810           917
  FPL Energy National Wind,
    6.125%, 03/25/19 (d)            2,400         2,382
  FPL Energy Wind Funding,
    6.876%, 06/27/17 (d)            3,453         3,513
  General Cable Corp.,
    9.500%, 11/15/10,
    Callable 11/15/07 @
    104.75                          4,408         4,849
  Homer City Funding LLC,
    8.137%, 10/01/19                2,671         2,931
  Homer City Funding LLC,
    8.734%, 10/01/26                3,621         4,191
  Inergy LP, 6.875%,
    12/15/14, Callable
    12/15/09 @ 103.44 (d)           3,140         3,014
  IPALCO Enterprises, Inc.,
    8.375%, 11/14/08                5,000         5,450
  Kansas Gas & Electric Co.,
    8.290%, 03/29/16,
    Callable 06/13/05 @
    103.32                          2,100         2,170

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
ELECTRIC--CONTINUED
  Legrand Holding SA,
    10.500%, 02/15/13,
    Callable 02/15/08 @
    105.25                    $     3,520    $    3,978
  Legrand Holding SA,
    8.500%, 02/15/25 (d)              550           663
  Midwest Generation LLC,
    8.750%, 05/01/34,
    Callable 05/01/09 @
    104.38                            686           765
  Midwest Generation LLC,
    Ser A, 8.300%, 07/02/09         3,350         3,593
  Midwest Generation LLC,
    Ser B, 8.560%, 01/02/16        10,900        12,181
  MSW Energy Holdings LLC,
    8.500%, 09/01/10,
    Callable 09/01/07 @
    104.25                          4,450         4,673
  MSW Energy Holdings LLC,
    Ser B, 7.375%, 09/01/10,
    Callable 09/01/07 @
    103.69                          6,341         6,436
  NRG Energy, Inc., 8.000%,
    12/15/13, Callable
    12/15/08 @ 104 (d)              4,527         4,787
  PSEG Energy Holdings LLC,
    7.750%, 04/16/07                1,183         1,216
  PSEG Energy Holdings LLC,
    8.625%, 02/15/08               16,285        17,180
  PSEG Energy Holdings LLC,
    10.000%, 10/01/09                 916         1,028
  Reliant Energy, Inc.,
    9.250%, 07/15/10,
    Callable 07/15/07 @
    104.62                          2,200         2,354
  Reliant Energy, Inc.,
    6.750%, 12/15/14,
    Callable 12/15/09 @
    103.38 (e)                     10,065         9,386
  Sithe/Independence Funding
    Corp., Ser A, 8.500%,
    06/30/07                        1,745         1,800
  Sithe/Independence Funding
    Corp., Ser A, 9.000%,
    12/30/13                        8,300         9,268
  Texas Genco LLC, 6.875%,
    12/15/14, Callable
    12/15/09 @ 103.44 (d)           7,775         7,794
                                             ----------
                                                172,070
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
ELECTRONICS (1.2%)
  Fisher Scientific
    International, Inc.,
    8.125%, 05/01/12,
    Callable 05/01/07 @
    104.06                    $     1,755    $    1,904
  Sanmina-SCI Corp., 3.000%,
    03/15/07, Callable
    06/13/05 @ 100.86               1,255         1,210
  Sanmina-SCI Corp.,
    10.375%, 01/15/10,
    Callable 01/15/07 @
    105.19                         11,918        13,348
                                             ----------
                                                 16,462
                                             ----------
ENERGY -- ALTERNATIVE SERVICES (0.5%)
  Salton Sea Funding Corp.,
    Ser C, 7.840%, 05/30/10         4,864         5,194
  Salton Sea Funding Corp.,
    Ser F, 7.475%, 11/30/18         1,251         1,341
                                             ----------
                                                  6,535
                                             ----------
ENTERTAINMENT (1.9%)
  Argosy Gaming Co., 9.000%,
    09/01/11, Callable
    09/01/06 @ 104.50               8,116         8,876
  Capitol Records, Inc.,
    8.375%, 08/15/09 (d)            5,658         6,082
  Isle of Capri Casinos,
    Inc., 9.000%, 03/15/12,
    Callable 03/15/07 @
    104.50                          2,705         2,942
  Penn National Gaming,
    Inc., 8.875%, 03/15/10,
    Callable 03/15/06 @
    104.44 (e)                      2,025         2,147
  Penn National Gaming,
    Inc., 6.750%, 03/01/15,
    Callable 03/01/10 @
    103.38 (d)                      1,600         1,576
  Warner Music Group Corp.,
    7.375%, 04/15/14,
    Callable 04/15/09 @
    103.69                          5,632         5,801
                                             ----------
                                                 27,424
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
ENVIRONMENT CONTROL (0.5%)
  Allied Waste North
    America, Inc., 7.250%,
    03/15/15, Callable
    03/15/10 @ 103.63 (d)     $     3,830    $    3,638
  Allied Waste North
    America, Inc., Ser B,
    8.500%, 12/01/08                  422           433
  Allied Waste North
    America, Inc., Ser B,
    9.250%, 09/01/12,
    Callable 09/01/07 @
    104.63                            490           524
  Casella Waste Systems,
    Inc., 9.750%, 02/01/13,
    Callable 02/01/08 @
    104.88                          2,720         2,992
                                             ----------
                                                  7,587
                                             ----------
FOOD (2.7%)
  Dean Foods Co., 8.150%,
    08/01/07                       13,332        14,066
  Del Monte Corp., 8.625%,
    12/15/12, Callable
    12/15/07 @ 104.31               1,127         1,220
  Pilgrim's Pride Corp.,
    9.625%, 09/15/11,
    Callable 09/15/06 @
    104.81                          1,790         1,942
  PSF Group Holdings, Inc.,
    9.250%, 06/15/11,
    Callable 06/15/06 @
    104.63                          1,635         1,754
  Smithfield Foods, Inc.,
    Ser B, 8.000%,
    10/15/09 (e)                    3,997         4,237
  Smithfield Foods, Inc.,
    Ser B, 7.750%, 05/15/13         5,020         5,321
  Stater Brothers Holdings,
    Inc., 6.510%,
    06/15/10 (b)                    2,169         2,147
  Swift & Co., 10.125%,
    10/01/09, Callable
    10/01/06 @ 105.06               2,620         2,875

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
FOOD--CONTINUED
  Swift & Co., 12.500%,
    01/01/10, Callable
    10/01/06 @ 106.25         $       960    $    1,082
  United Agri Products,
    Inc., 9.000%, 12/15/11,
    Callable 12/15/07 @
    104.12 (b)                      3,129         3,254
                                             ----------
                                                 37,898
                                             ----------
FOREST PRODUCTS & PAPER (4.1%)
  Appleton Papers, Inc.,
    8.125%, 06/15/11,
    Callable 06/15/08 @
    104.06                          3,706         3,826
  Appleton Papers, Inc., Ser
    B, 9.750%, 06/15/14,
    Callable 06/15/09 @
    104.88                          1,524         1,593
  Boise Cascade LLC, 5.535%,
    10/15/12, Callable
    10/15/05 @ 102 (b) (d)          8,145         8,308
  Boise Cascade LLC, 7.125%,
    10/15/14, Callable
    10/15/09 @ 103.56 (d)           2,615         2,648
  Georgia-Pacific Corp.,
    7.375%, 07/15/08                7,980         8,358
  Georgia-Pacific Corp.,
    8.875%, 02/01/10                4,257         4,752
  Georgia-Pacific Corp.,
    8.125%, 05/15/11                6,677         7,361
  Georgia-Pacific Corp.,
    9.500%, 12/01/11                2,175         2,567
  Georgia-Pacific Corp.,
    8.875%, 05/15/31                5,064         6,102
  Millar Western Forest
    Products Ltd., 7.750%,
    11/15/13, Callable
    11/15/08 @ 103.88               3,395         3,361
  Neenah Paper, Inc.,
    7.375%, 11/15/14,
    Callable 11/15/09 @
    103.69 (d)                      4,025         3,864
  Tembec Industries, Inc.,
    8.500%, 02/01/11                4,155         3,937
  Tembec Industries, Inc.,
    7.750%, 03/15/12                1,745         1,588
                                             ----------
                                                 58,265
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
HEALTHCARE -- PRODUCTS (0.9%)
  Dade Behring, Inc.,
    11.910%, 10/03/10,
    Callable 10/03/05 @
    105.95                    $     5,412    $    5,899
  Kinetic Concepts, Inc.,
    7.375%, 05/15/13,
    Callable 05/15/08 @
    103.69                          2,251         2,341
  Sybron Dental Specialties,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/07 @
    104.06                          2,592         2,780
  Universal Hospital
    Services, Inc., 10.125%,
    11/01/11, Callable
    11/01/07 @ 105.06               1,700         1,743
                                             ----------
                                                 12,763
                                             ----------
HEALTHCARE -- SERVICES (4.6%)
  Coventry Health Care,
    Inc., 5.875%,
    01/15/12 (d)                    1,430         1,430
  Coventry Health Care,
    Inc., 8.125%, 02/15/12,
    Callable 02/15/07 @
    104.06                          5,478         5,944
  Coventry Health Care,
    Inc., 6.125%,
    01/15/15 (d)                    1,115         1,114
  DaVita, Inc., 6.625%,
    03/15/13, Callable
    03/15/09 @ 103.31 (d)           3,725         3,688
  DaVita, Inc., 7.250%,
    03/15/15, Callable
    03/15/10 @ 103.63 (d)           5,760         5,645
  HCA, Inc., 8.750%,
    09/01/10                        6,613         7,438
  HCA, Inc., 7.875%,
    02/01/11                        5,252         5,682
  HCA, Inc., 6.300%,
    10/01/12                          150           150
  HCA, Inc., 7.500%,
    11/06/33                        3,925         3,996
  HCA, Inc., 7.500%,
    11/15/95                        6,406         6,146
  PacifiCare Health Systems,
    Inc., 10.750%, 06/01/09,
    Callable 06/01/06 @
    105.38                          4,726         5,222

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
HEALTHCARE -- SERVICES--CONTINUED
  Select Medical Corp.,
    7.625%, 02/01/15,
    Callable 02/01/10 @
    103.81 (d)                $     5,000    $    5,000
  Tenet Healthcare Corp.,
    9.875%, 07/01/14 (d)            6,110         6,354
  Triad Hospitals, Inc.,
    7.000%, 05/15/12,
    Callable 05/15/08 @
    103.50                          6,235         6,297
                                             ----------
                                                 64,106
                                             ----------
HOLDING COMPANIES-DIVERSIFIED (0.3%)
  Leucadia National Corp.,
    7.000%, 08/15/13                3,550         3,541
  Leucadia National Corp.,
    8.650%, 01/15/27,
    Callable 01/15/07 @
    104.28                            955           965
                                             ----------
                                                  4,506
                                             ----------
HOME BUILDERS (0.1%)
  Meritage Homes Corp.,
    6.250%, 03/15/15,
    Callable 03/15/10 @
    103.13 (d)                      1,095         1,029
                                             ----------
INSURANCE (1.5%)
  AFC Capital Trust I, Ser
    B, 8.207%, 02/03/27             3,812         4,049
  Allmerica Financial Corp.,
    7.625%, 10/15/25                1,540         1,650
  Crum & Forster Holdings
    Corp., 10.375%,
    06/15/13, Callable
    06/15/08 @ 105.19               2,694         3,017
  Fairfax Financial Holdings
    Ltd., 7.750%, 04/26/12          2,125         2,051
  Fairfax Financial Holdings
    Ltd., 7.375%, 04/15/18          1,716         1,527
  Fairfax Financial Holdings
    Ltd., 8.300%, 04/15/26            760           692
  Fairfax Financial Holdings
    Ltd., 7.750%, 07/15/37          2,395         2,036

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
INSURANCE--CONTINUED
  Markel Capital Trust I,
    Ser B, 8.710%, 01/01/46,
    Callable 01/01/07 @
    104.36                    $     4,025    $    4,296
  Markel Corp., 7.350%,
    08/15/34                        1,710         1,867
                                             ----------
                                                 21,185
                                             ----------
LODGING (5.5%)
  Caesars Entertainment,
    Inc., 9.375%, 02/15/07            815           867
  Caesars Entertainment,
    Inc., 7.500%, 09/01/09          5,902         6,345
  Chumash Casino & Resort
    Enterprise, 9.000%,
    07/15/10, Callable
    07/15/06 @ 104.50 (d)           3,073         3,288
  Gaylord Entertainment Co.,
    8.000%, 11/15/13,
    Callable 11/15/08 @ 104         1,530         1,584
  Kerzner International
    Ltd., 8.875%, 08/15/11,
    Callable 08/15/06 @
    104.44                          1,591         1,706
  Mandalay Resort Group,
    9.500%, 08/01/08                  393           429
  Mandalay Resort Group, Ser
    B, 10.250%, 08/01/07           20,956        22,790
  MGM Mirage, 9.750%,
    06/01/07                        6,965         7,487
  MGM Mirage, 8.500%,
    09/15/10                       18,114        19,835
  Wynn Las Vegas LLC,
    6.625%, 12/01/14,
    Callable 12/01/09 @
    103.31 (d)                     13,360        12,692
                                             ----------
                                                 77,023
                                             ----------
MACHINERY DIVERSIFIED (0.2%)
  NMGH Holding Co., 10.000%,
    05/15/09, Callable
    05/15/06 @ 105                  2,685         2,893
                                             ----------
MEDIA (11.8%)
  Cablevision Systems Corp.,
    6.669%, 04/01/09 (b) (d)        3,830         4,060
  Cablevision Systems Corp.,
    8.000%, 04/15/12 (d)            3,430         3,524
  CanWest Media, Inc.,
    8.000%, 09/15/12,
    Callable 09/15/11 @ 100        13,272        13,969

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
MEDIA--CONTINUED
  CanWest Media, Inc., Ser
    B, 7.625%, 04/15/13,
    Callable 04/15/08 @
    103.81                    $     3,577    $    3,774
  Charter Communications
    Holdings LLC, 8.000%,
    04/30/12 (d)                    4,875         4,851
  Corus Entertainment, Inc.,
    8.750%, 03/01/12,
    Callable 03/01/07 @
    104.38                          5,386         5,776
  CSC Holdings, Inc.,
    7.250%, 07/15/08                   45            46
  CSC Holdings, Inc.,
    10.500%, 05/15/16,
    Callable 05/15/06 @
    105.25                          1,215         1,337
  CSC Holdings, Inc.,
    7.875%, 02/15/18                  645           684
  CSC Holdings, Inc.,
    7.625%, 07/15/18                1,825         1,898
  Dex Media East Finance,
    9.875%, 11/15/09,
    Callable 11/15/06 @
    104.94                          9,283        10,211
  Dex Media West Finance,
    Ser B, 8.500%, 08/15/10,
    Callable 08/15/07 @
    104.25                          2,540         2,711
  Dex Media West Finance,
    Ser B, 9.875%, 08/15/13,
    Callable 08/15/08 @
    104.94 (e)                     10,447        11,648
  Dex Media, Inc., 8.268%,
    11/15/13, Callable
    11/15/08 @ 104.50 (c)
    (g)                             2,875         2,185
  Dex Media, Inc., 8.277%,
    11/15/13, Callable
    11/15/08 @ 104.50 (b)
    (c)                             1,150           874
  Directv Holdings LLC,
    8.375%, 03/15/13,
    Callable 03/15/08 @
    104.19                         22,507        24,363
  EchoStar DBS Corp.,
    5.256%, 10/01/08,
    Callable 10/01/05 @ 102
    (b)                             4,850         4,965

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
MEDIA--CONTINUED
  EchoStar DBS Corp.,
    5.750%, 10/01/08          $     3,325    $    3,275
  EchoStar DBS Corp.,
    9.125%, 01/15/09,
    Callable 01/15/06 @
    104.56                          1,100         1,177
  EchoStar DBS Corp.,
    6.375%, 10/01/11                8,650         8,477
  Gray Television, Inc.,
    9.250%, 12/15/11,
    Callable 12/15/06 @
    104.62                          3,460         3,737
  Houghton Mifflin Co.,
    8.250%, 02/01/11,
    Callable 02/01/11 @
    104.12                          5,375         5,483
  Kabel Deutschland Gmbh,
    10.625%, 07/01/14,
    Callable 07/01/09 @
    105.31                         11,475        12,680
  Mediacom Broadband Corp.,
    11.000%, 07/15/13 (e)           2,735         2,926
  PRIMEDIA, Inc., 7.625%,
    04/01/08, Callable
    04/01/05 @ 101.271              1,645         1,653
  PRIMEDIA, Inc., 8.875%,
    05/15/11, Callable
    05/15/06 @ 104.44               2,187         2,280
  PRIMEDIA, Inc., 8.000%,
    05/15/13, Callable
    05/15/08 @ 104                  5,170         5,273
  Quebecor Media, Inc.,
    11.125%, 07/15/11,
    Callable 07/15/06 @
    105.56                          4,120         4,553
  Radio One, Inc., Ser B,
    8.875%, 07/01/11,
    Callable 07/01/06 @
    104.44                          2,725         2,916
  Readers-Digest
    Association, Inc. (The),
    6.500%, 03/01/11,
    Callable 03/01/08 @
    103.25                          6,176         6,161

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
MEDIA--CONTINUED
  R.H. Donnelley Finance
    Corp., 8.875%, 12/15/10,
    Callable 12/15/06 @
    104.44                    $     1,350    $    1,472
  Sinclair Broadcast Group,
    Inc., 8.750%, 12/15/11,
    Callable 12/15/06 @
    104.38                          7,470         7,844
                                             ----------
                                                166,783
                                             ----------
MINING (0.9%)
  Novelis, Inc., 7.250%,
    02/15/15, Callable
    02/15/10 @ 103.63 (d)          12,780        12,524
                                             ----------
MISCELLANEOUS MANUFACTURER (0.2%)
  Koppers, Inc., 9.875%,
    10/15/13, Callable
    10/15/08 @ 104.94               1,896         2,114
                                             ----------
OFFICE/BUSINESS EQUIPMENT (1.1%)
  Xerox Corp., 9.750%,
    01/15/09                       12,044        13,579
  Xerox Corp., 7.125%,
    06/15/10                        1,440         1,489
                                             ----------
                                                 15,068
                                             ----------
OIL & GAS (7.3%)
  AmeriGas Partners LP, Ser
    B, 8.875%, 05/20/11,
    Callable 05/20/06 @
    104.44                          4,807         5,095
  AmeriGas Partners LP, Ser
    D, 10.000%, 04/15/06            1,050         1,103
  Chesapeake Energy Corp.,
    9.000%, 08/15/12,
    Callable 08/15/07 @
    104.50                          8,903         9,827
  Chesapeake Energy Corp.,
    7.500%, 09/15/13,
    Callable 09/15/08 @
    103.75                         12,532        13,221
  Chesapeake Energy Corp.,
    7.500%, 06/15/14,
    Callable 06/15/09 @
    103.75 (e)                      3,599         3,806
  Chesapeake Energy Corp.,
    7.750%, 01/15/15,
    Callable 01/15/08 @
    103.88                          3,840         4,061

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
OIL & GAS--CONTINUED
  CITGO Petroleum Corp.,
    7.875%, 05/15/06          $       620    $      642
  Colorado Interstate Gas
    Co., 5.950%,
    03/15/15 (d)                      985           949
  Encore Acquisition Co.,
    8.375%, 06/15/12,
    Callable 06/15/07 @
    104.19                          1,847         1,995
  EXCO Resources, Inc.,
    7.250%, 01/15/11,
    Callable 01/15/07 @
    105.44                          7,258         7,367
  Ferrellgas Partners LP,
    8.750%, 06/15/12,
    Callable 06/15/07 @
    104.38                          6,104         6,348
  Ferrellgas Partners LP,
    6.750%, 05/01/14,
    Callable 05/01/09 @
    103.38                            681           664
  Forest Oil Corp., 8.000%,
    06/15/08                        9,054         9,620
  Forest Oil Corp., 8.000%,
    12/15/11                        3,913         4,304
  Premcor Refining Group,
    Inc. (The), 9.250%,
    02/01/10, Callable
    02/01/07 @ 104.63               6,702         7,372
  Premcor Refining Group,
    Inc. (The), 6.750%,
    02/01/11                        3,077         3,146
  Premcor Refining Group,
    Inc. (The), 6.125%,
    05/01/11                        2,591         2,578
  Premcor Refining Group,
    Inc. (The), 7.750%,
    02/01/12, Callable
    02/01/08 @ 103.88               5,255         5,426
  Premcor Refining Group,
    Inc. (The), 6.750%,
    05/01/14, Callable
    05/01/09 @ 103.38               5,000         5,000

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
OIL & GAS--CONTINUED
  Range Resources Corp.,
    6.375%, 03/15/15,
    Callable 03/15/10 @
    103.19 (d)                $     1,115    $    1,070
  Western Oil Sands, Inc.,
    8.375%, 05/01/12                7,799         8,879
                                             ----------
                                                102,473
                                             ----------
OIL & GAS SERVICES (0.6%)
  Hanover Compressor Co.,
    8.625%, 12/15/10,
    Callable 12/15/07 @
    104.31                          1,795         1,876
  Hanover Compressor Co.,
    9.000%, 06/01/14,
    Callable 06/01/09 @
    104.50                          2,030         2,172
  Hanover Equipment Trust
    01, Ser B, 8.750%,
    09/01/11, Callable
    09/01/06 @ 104.38 (b)           3,296         3,477
  Universal Compression
    Holdings, Inc., 7.250%,
    05/15/10, Callable
    05/15/07 @ 103.62                 435           445
                                             ----------
                                                  7,970
                                             ----------
PACKAGING & CONTAINERS (2.9%)
  AEP Industries, Inc.,
    7.875%, 03/15/13,
    Callable 03/15/09 @
    103.94 (d)                      1,535         1,542
  Berry Plastics Corp.,
    10.750%, 07/15/12,
    Callable 07/15/07 @
    105.38                          2,160         2,435
  Crown Cork & Seal Co.,
    Inc., 8.000%, 04/15/23,
    Callable 06/15/05 @
    103.05                            780           753
  Crown Cork & Seal Co.,
    Inc., 7.375%, 12/15/26            365           341
  Crown Euro Holdings SA,
    9.500%, 03/01/11,
    Callable 03/01/07 @
    104.75                          7,680         8,429
  Crown Euro Holdings SA,
    10.875%, 03/01/13,
    Callable 03/01/08 @
    105.44                          6,011         6,973

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
PACKAGING & CONTAINERS--CONTINUED
  Graphic Packaging
    International Corp.,
    9.500%, 08/15/13,
    Callable 08/15/08 @
    104.75                    $     3,975    $    4,214
  Owens-Brockway Glass
    Container, Inc., 8.875%,
    02/15/09, Callable
    02/15/06 @ 104.44               3,910         4,174
  Owens-Brockway Glass
    Container, Inc., 8.750%,
    11/15/12, Callable
    11/15/07 @ 104.38               8,880         9,700
  Plastipak Holdings, Inc.,
    10.750%, 09/01/11,
    Callable 09/01/06 @
    105.38                          1,450         1,610
                                             ----------
                                                 40,171
                                             ----------
PIPELINES (3.7%)
  Dynegy Holdings, Inc.,
    10.125%, 07/15/13,
    Callable 07/15/08 @
    105.06 (d)                      6,994         7,623
  El Paso Natural Gas Co.,
    8.375%, 06/15/32                1,620         1,780
  Southern Natural Gas Co.,
    8.000%, 03/01/32                  685           735
  Tennessee Gas Pipeline
    Co., 8.375%, 06/15/32             835           928
  Transcontinental Gas Pipe
    Line Corp., Ser B,
    8.875%, 07/15/12                1,015         1,190
  TransMontaigne, Inc.,
    9.125%, 06/01/10,
    Callable 06/01/07 @
    104.56                          1,463         1,551
  Williams Cos., Inc. (The),
    7.125%, 09/01/11               18,195        18,991
  Williams Cos., Inc. (The),
    8.125%, 03/15/12 (b)            6,735         7,375
  Williams Cos., Inc. (The),
    7.750%, 06/15/31                  585           632
  Williams Cos., Inc. (The),
    8.750%, 03/15/32                9,659        11,470
                                             ----------
                                                 52,275
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
REAL ESTATE (0.9%)
  American Real Estate
    Partners LP, 7.125%,
    02/15/13, Callable
    02/15/09 @ 103.56 (d)     $     6,615    $    6,482
  CB Richard Ellis Group,
    Inc., 9.750%, 05/15/10,
    Callable 05/15/07 @
    104.88                          2,466         2,787
  CB Richard Ellis Group,
    Inc., 11.250%, 06/15/11,
    Callable 06/15/06 @
    105.63                          2,765         3,097
                                             ----------
                                                 12,366
                                             ----------
REITS (1.5%)
  Host Marriott Corp.,
    6.375%, 03/15/15,
    Callable 03/15/10 @
    103.19 (d)                      2,710         2,588
  Host Marriott Corp., Ser
    G, 9.250%, 10/01/07             2,398         2,566
  Host Marriott Corp., Ser
    I, 9.500%, 01/15/07             7,545         7,959
  Omega Healthcare
    Investors, Inc., 7.000%,
    04/01/14, Callable
    04/01/09 @ 103.50 (d)           1,740         1,740
  Rouse Co. (The), 8.000%,
    04/30/09                        3,725         4,063
  Rouse Co. (The), 7.200%,
    09/15/12                        2,475         2,658
                                             ----------
                                                 21,574
                                             ----------
RETAIL (2.3%)
  Carrols Holding Corp.,
    9.000%, 01/15/13,
    Callable 01/15/09 @
    104.50 (d)                      2,495         2,570
  Couche-Tard, Inc., 7.500%,
    12/15/13, Callable
    12/15/08 @ 103.75               2,390         2,510
  Pantry, Inc. (The),
    7.750%, 02/15/14,
    Callable 02/15/09 @
    103.88                          3,168         3,279
  Rite Aid Corp., 8.125%,
    05/01/10, Callable
    05/01/07 @ 104.06               1,835         1,863
  Rite Aid Corp., 9.500%,
    02/15/11, Callable
    02/15/07 @ 104.38               3,017         3,198

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
RETAIL--CONTINUED
  Rite Aid Corp., 7.500%,
    01/15/15, Callable
    01/15/10 @ 103.75         $     1,110    $    1,066
  Sonic Automotive, Inc.,
    Ser B, 8.625%, 08/15/13,
    Callable 08/15/08 @
    104.31                            824           820
  Suburban Propane Partners
    LP, 6.875%, 12/15/13,
    Callable 12/15/08 @
    103.44 (d)                      5,495         5,412
  Toys "R" Us, Inc., 7.625%,
    08/01/11 (e)                    5,124         4,816
  Toys "R" Us, Inc., 7.875%,
    04/15/13 (e)                    2,840         2,535
  United Auto Group, Inc.,
    9.625%, 03/15/12,
    Callable 03/15/07 @
    104.81                          3,433         3,621
                                             ----------
                                                 31,690
                                             ----------
SEMICONDUCTORS (0.5%)
  Fairchild Semiconductor
    Corp., 5.000%, 11/01/08,
    Callable 06/06/05 @
    102.25                          3,161         3,192
  Freescale Semiconductor,
    5.410%, 07/15/09,
    Callable 07/15/06 @ 102
    (b)                             2,998         3,077
  MagnaChip Semiconductor
    Ltd., 6.260%, 12/15/11,
    Callable 12/15/05 @ 103
    (b) (d)                           780           800
                                             ----------
                                                  7,069
                                             ----------
TELECOMMUNICATIONS (13.7%)
  AT&T Corp., 9.750%,
    11/15/31 (b)                   18,710        22,827
  Cincinnati Bell, Inc.,
    8.375%, 01/15/14,
    Callable 01/15/09 @
    104.19 (d)                        870           857
  Cincinnati Bell, Inc.,
    7.000%, 02/15/15,
    Callable 02/15/10 @
    103.50 (d)                      3,195         3,035
  Citizens Communications
    Co., 7.625%, 08/15/08           5,005         5,255
  Citizens Communications
    Co., 9.250%, 05/15/11          10,720        11,738

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONCLUDED

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Citizens Communications
    Co., 9.000%,
    08/15/31 (e)              $     7,640    $    7,946
  Inmarsat Group Ltd.,
    7.625%, 06/30/12,
    Callable 03/01/08 @
    103.81                          6,663         6,630
  Insight Midwest Holdings,
    10.500%, 11/01/10,
    Callable 11/01/05 @
    105.25                          2,055         2,199
  Intelsat Ltd., 8.250%,
    01/15/13, Callable
    01/15/09 @ 104.13 (d)          15,265        15,418
  Intelsat Ltd., 8.625%,
    01/15/15, Callable
    01/15/10 @ 104.31 (d)           1,275         1,301
  Lucent Technologies, Inc.,
    6.450%, 03/15/29                5,765         4,972
  MCI, Inc., 6.908%,
    05/01/07                        5,005         5,093
  MCI, Inc., 8.735%,
    05/01/14                        6,158         6,774
  Nextel Communications,
    Inc., 6.875%, 10/31/13,
    Callable 10/31/08 @
    103.44                         10,505        10,951
  Nextel Communications,
    Inc., 5.950%, 03/15/14,
    Callable 03/15/09 @
    102.98                          5,930         5,900
  Nextel Communications,
    Inc., 7.375%, 08/01/15,
    Callable 08/01/08 @
    103.69                         10,421        11,007
  NTL Cable PLC, 8.750%,
    04/15/14, Callable
    04/15/09 @ 104.38 (d)           6,584         7,094
  PanAmSat Holding Corp.,
    9.000%, 08/15/14,
    Callable 08/15/09
    @ 104.50 (e)                   13,130        13,852
  PanAmSat Holding Corp.,
    6.375%, 01/15/08                   85            86
  Qwest Communications
    International, Inc.,
    6.294%, 02/15/09 (b) (d)        3,360         3,385
  Qwest Communications
    International, Inc.,
    7.875%, 09/01/11 (d)           12,795        13,179

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Qwest Communications
    International, Inc.,
    9.125%, 03/15/12 (d)      $       865    $      941
  Qwest Communications
    International, Inc.,
    7.750%, 02/15/14 (b) (d)        2,870         2,805
  Qwest Communications
    International, Inc.,
    7.500%, 06/15/23,
    Callable 06/15/05 @
    102.69                          5,680         5,254
  Qwest Communications
    International, Inc.,
    7.200%, 11/10/26,
    Callable 11/10/05 @
    103.04                            661           598
  Qwest Communications
    International, Inc.,
    8.875%, 06/01/31,
    Callable 06/01/05 @
    104.73                          3,075         3,090
  Qwest Communications
    International, Inc.,
    7.250%, 10/15/35,
    Callable 10/15/15 @
    101.94                          3,680         3,303
  Rogers Wireless, Inc.,
    6.135%, 12/15/10,
    Callable 12/15/06 @ 102
    (b)                             2,295         2,375
  Rogers Wireless, Inc.,
    9.625%, 05/01/11                  418           474
  Rogers Wireless, Inc.,
    7.250%, 12/15/12                2,805         2,861
  Rogers Wireless, Inc.,
    6.375%, 03/01/14                2,540         2,464
  Rogers Wireless, Inc.,
    9.750%, 06/01/16                3,770         4,449
  Valor Telecommunications
    Enterprises LLC, 7.750%,
    02/15/15, Callable
    02/15/10 @ 103.88 (d)           3,080         3,065
  Zeus Special Subsidiary
    Ltd., 9.25%, 02/01/15,
    Callable 02/01/10 @
    104.63 (d)                      4,020         2,543
                                             ----------
                                                193,721
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
TRANSPORTATION (0.6%)
  CHC Helicopter Corp.,
    7.375%, 05/01/14,
    Callable 05/01/09 @
    103.69 (d)                $     2,300    $    2,240
  CHC Helicopter Corp.,
    7.375%, 05/01/14,
    Callable 05/01/09 @
    103.69                          3,202         3,118
  Petroleum Helicoptors,
    Inc., Ser B, 9.375%,
    05/01/09, Callable
    05/01/06 @ 104.69               2,435         2,587
                                             ----------
                                                  7,945
                                             ----------
Total Corporate Bonds (Cost
  $1,366,964)                                 1,359,300
                                             ----------
PREFERRED STOCKS (0.0%)
MEDIA (0.0%)
  Shaw Communications, Inc.,
    8.500%                         23,210           583
                                             ----------
Total Preferred Stocks (Cost
  $494)                                             583
                                             ----------
SHORT TERM INVESTMENTS (2.0%)
  CSFB Enhanced Liquidity
    Portfolio (f)              28,442,299        28,442
                                             ----------
Total Short Term Investments
  (Cost $28,442)                                 28,442
                                             ----------

-------------------------------------------------------
                                Shares
                                  or
                               Principal
                                Amount         Value
-------------------------------------------------------
REPURCHASE AGREEMENTS (0.5%)
  Lehman Brothers, Inc.,
    2.840%, dated 03/31/05,
    to be repurchased on
    04/01/05, repurchase
    price $7,714,715
    (collateralized by U.S.
    Government Agencies,
    5.000%, due 02/01/34;
    total market value
    $7,869,964)               $     7,714    $    7,714
                                             ----------
Total Repurchase Agreements
  (Cost $7,714)                                   7,714
                                             ----------
Total Investments (Cost
  $1,407,659) (a) -- 99.4%                    1,399,915
Other assets in excess of
  liabilities -- 0.6%                             7,709
                                             ----------
Net Assets -- 100.0%                         $1,407,624
                                             ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
CERTIFICATES OF DEPOSIT (5.4%)
BANKS (5.4%)
  Credit Suisse First Boston
    (USA), 2.730%, 01/09/06 (b)    $50,000     $   50,000
  PNC Bank NA, 2.865%,
    06/17/05 (c)                    56,000         55,994
  Regions Bank, 3.015%,
    08/23/05 (b)                    35,000         35,000
                                               ----------
Total Certificates of Deposit
  (Cost $140,994)                                 140,994
                                               ----------
COMMERCIAL PAPERS (18.5%)
BANKS (1.2%)
  Societe Generale NA, 2.719%,
    05/12/05 (c)                    30,000         29,908
                                               ----------
DIVERSIFIED FINANCIAL SERVICES (15.8%)
  Atlantis One Funding Corp.,
    2.637%, 04/20/05 (c) (d)        24,000         23,967
  Atlantis One Funding Corp.,
    2.698%, 05/09/05 (c) (d)        35,000         34,901
  Atlantis One Funding Corp.,
    2.818%, 05/18/05 (c) (d)        30,000         29,890
  Barclays US Funding LLC,
    2.718%, 05/10/05 (c)            40,000         39,883
  CIT Group, Inc., 2.652%,
    04/18/05 (c)                    30,000         29,963
  Dorada Corp., 2.708%, 05/06/05
    (c) (d)                         27,500         27,428
  Greenwich Capital Holdings,
    Inc., 2.650%, 09/01/05 (b)      50,000         50,000
  HBOS Treasury Services PLC,
    2.703%, 05/09/05 (c)            50,000         49,858
  HBOS Treasury Services PLC,
    2.739%, 05/16/05 (c)            35,000         34,881
  ING Funding, 2.051%,
    05/27/05 (c)                    30,000         29,906
  Liquid Funding Ltd., 2.595%,
    04/04/05 (c) (d)                35,000         34,992
  Liquid Funding Ltd., 2.780%,
    06/03/05 (c) (d)                25,000         24,999
                                               ----------
                                                  410,668
                                               ----------
INSURANCE (1.5%)
  Prudential PLC, 2.928%,
    06/01/05 (c) (d)                39,000         38,808
                                               ----------
Total Commercial Papers (Cost
  $479,384)                                       479,384
                                               ----------

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
CORPORATE BONDS (21.2%)
AUTO MANUFACTURERS (1.9%)
  Toyota Motor Credit Corp, Ser
    B, 2.785%, 01/25/06 (b)        $50,000     $   49,998
                                               ----------
BANKS (5.8%)
  American Express Centurion
    Bank, 2.810%, 09/20/05 (b)      30,000         30,000
  BB&T Corp., 6.375%,
    06/30/05 (b)                    11,500         11,596
  PNC Bank NA, Ser BKNT, 2.790%,
    03/21/06 (b)                    50,000         49,983
  SouthTrust Bank NA, Ser BKNT,
    2.950%, 12/14/05 (b)            25,000         24,997
  Wells Fargo Bank NA, Ser BKNT,
    2.686%, 02/06/06 (b)            35,000         35,000
                                               ----------
                                                  151,576
                                               ----------
DIVERSIFIED FINANCIAL SERVICES (12.8%)
  American Express Credit Corp.,
    Ser B, 2.890%, 01/23/06 (b)     50,000         50,032
  Beta Finance, Inc., 1.535%,
    04/29/05 (d)                    25,000         24,998
  Beta Finance, Inc., 2.500%,
    11/10/05 (d)                    25,000         25,000
  Beta Finance, Inc., 2.892%,
    03/07/06 (b) (d)                35,000         34,998
  Brosis Finance LLC, Ser 1999,
    2.890%, 09/01/19 (b)            11,000         11,000
  General Electric Capital
    Corp., Ser A, 2.950%,
    02/03/06 (b)                    35,000         35,070
  Liberty Light US Capital,
    2.790%, 01/17/06 (b) (d)        50,000         49,990
  Morgan Stanley, Ser 1, 2.930%,
    08/15/05 (b)                    25,000         25,016
  Sigma Finance Inc., 2.784%,
    01/18/06 (b) (d)                50,000         49,992
  Sigma Finance, Inc., 2.355%,
    09/13/05 (d)                    25,000         25,000
                                               ----------
                                                  331,096
                                               ----------
INVESTMENT COMPANIES (0.7%)
  Dorada Finance Inc., 2.788%,
    09/15/05 (b) (d)                18,000         18,000
                                               ----------
Total Corporate Bonds (Cost
  $550,670)                                       550,670
                                               ----------

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
DEMAND NOTES (10.7%)
DIVERSIFIED FINANCIAL SERVICES (9.7%)
  Barrington Development Corp.,
    2.850%, 12/01/32 (b)           $21,135     $   21,135
  Carmichael Properties LLC,
    2.920%, 10/01/20 (b)             2,930          2,930
  Gasmor Corp., 2.820%,
    02/01/31 (b)                     3,630          3,630
  General Electric Capital
    Corp., 3.075%, 05/12/05 (b)     50,000         50,008
  Liberty Light US Capital,
    2.800%, 05/10/05 (b) (d)        50,000         49,999
  Liquid Funding Ltd., 2.850%,
    06/28/05 (b)                    35,000         35,000
  LP Pinewood SPV LLC, 2.830%,
    02/01/18 (b)                    14,900         14,900
  Morgan Stanley, 2.920%,
    04/19/05 (b)                    50,000         50,000
  Morgan Stanley, 2.750%,
    11/04/05 (b)                    25,000         25,000
                                               ----------
                                                  252,602
                                               ----------
INVESTMENT COMPANIES (1.0%)
  Dorada Finance, Inc., 2.200%,
    09/07/05 (b) (d)                25,000         25,000
                                               ----------
Total Demand Notes (Cost
  $277,602)                                       277,602
                                               ----------
MASTER NOTES (4.7%)
BANKS (4.7%)
  Bank of America Corp., 2.945%,
    09/14/05 (b)                   122,400        122,400
                                               ----------
Total Master Notes (Cost
  $122,400)                                       122,400
                                               ----------
MUNICIPAL BONDS (22.4%)
ALABAMA (0.4%)
  Alabaster, Ser A, GO, 2.850%,
    04/01/14, AMBAC (b)              9,355          9,355
                                               ----------
ALASKA (4.5%)
  Alaska State Housing Finance
    Corp., Ser D, RB, 2.810%,
    12/01/32 (b)                    25,000         25,000
  Alaska State Housing Finance
    Corp., Ser C, RB, 2.860%,
    12/01/32 (b)                    91,390         91,390
                                               ----------
                                                  116,390
                                               ----------

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
CALIFORNIA (2.2%)
  California Housing Finance
    Agency, Ser C, RB, 2.850%,
    02/01/41, LOC: Landesbank
    Hessen-Thueringen (b)          $ 6,000     $    6,000
  Oakland-Alameda County
    Coliseum Authority, Ser D,
    RB, 2.850%, 02/01/11 (b)        29,400         29,400
  Santa Rosa Rancheria, RB,
    2.840%, 09/01/19, LOC: Bank
    One N.A. (b)                    22,000         22,000
                                               ----------
                                                   57,400
                                               ----------
COLORADO (5.0%)
  Colorado Housing & Finance
    Authority, RB, 2.850%,
    11/01/32, LOC: JP Morgan
    Chase Bank (b)                  34,400         34,401
  Colorado Housing & Finance
    Authority, RB, 2.850%,
    11/01/33, LOC: JPMorgan
    Chase Bank (b)                  20,200         20,200
  Colorado Housing & Finance
    Authority, RB, 2.850%,
    10/01/34, FHLB (b)              20,000         20,000
  Colorado Housing & Finance
    Authority, RB, 2.850%,
    11/01/34, LOC: Dexia Credit
    (b)                             25,000         25,000
  Colorado Housing & Finance
    Authority, RB, 2.850%,
    11/01/35, LOC: Lloyds TSB
    Bank PLC (b)                     9,685          9,685
  Colorado Housing & Finance
    Authority, RB, 2.850%,
    05/01/41, LOC: Landesbank
    Hessen-Thueringen (b)           21,200         21,200
                                               ----------
                                                  130,486
                                               ----------
FLORIDA (0.3%)
  Florida Housing Finance Corp.,
    RB, 2.880%, 01/15/35,
    FNMA (b)                         2,500          2,500
  Florida Housing Finance Corp.,
    RB, 2.880%, 06/15/36, LOC:
    Bank of America N.A. (b)         2,900          2,900
  Orange County Housing Finance
    Authority, Multifamily, Ser
    D, RB, 2.880%, 07/15/34 (b)      2,100          2,100
                                               ----------
                                                    7,500
                                               ----------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND -- CONCLUDED

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
ILLINOIS (1.7%)
  Champaign, Ser B, GO, 2.870%,
    01/01/24, LOC: Bank One N.A.
    (b)                            $ 4,900     $    4,900
  Illinois Student Assistance
    Community Student Loan, Ser
    D, RB, 2.860%, 09/01/23,
    LOC: Bank of America N.A.
    (b)                             40,000         40,000
                                               ----------
                                                   44,900
                                               ----------
MICHIGAN (1.8%)
  Michigan State Housing
    Development Authority Rental
    Housing, Ser C, RB, 2.860%,
    10/01/20 (b)                    46,795         46,795
                                               ----------
MISSISSIPPI (2.0%)
  Mississippi Development Bank
    Special Obligation, Mceda
    Beard Project, RB, 2.930%,
    12/01/23, AMBAC (b)              4,010          4,010
  Mississippi State, Nissan
    Project, Ser A, GO, 2.850%,
    11/01/28, LOC: Bank of
    America N.A. (b)                48,800         48,800
                                               ----------
                                                   52,810
                                               ----------
NEW JERSEY (1.7%)
  New Jersey Economic
    Development Authority, The
    Morey Organization Project,
    RB, 2.910%, 10/01/15, LOC:
    First Union National Bank
    (b)                              3,030          3,030
  New Jersey Economic
    Development Authority, State
    Pension Funding, RB, 2.850%,
    02/15/29, FSA (b)               40,000         40,000
                                               ----------
                                                   43,030
                                               ----------
NEW YORK (1.5%)
  New York City Housing
    Development Corp., Chelsea
    Center, 2.850%, 06/01/33,
    LOC: Bayerische Landesbank
    (b)                             27,900         27,900
  New York State Housing Finance
    Agency Service Contract, RB,
    2.850%, 09/15/08, LOC: Dexia
    Credit Local (b)                 9,800          9,800
                                               ----------
                                                   37,700
                                               ----------

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
TEXAS (0.3%)
  Texas State, Veterans Housing
    Fund, Ser II-D, GO, 2.850%,
    06/01/20, LOC: Dexia Credit
    Local (b)                      $ 7,000     $    7,000
                                               ----------
VIRGINIA (1.0%)
  Newport News Economic
    Development Authority, Ship
    Building Project, Ser A, RB,
    2.830%, 07/01/31, LOC: First
    Union National Bank (b)         22,205         22,205
  Newport News Economic
    Development Authority, Ship
    Building Project, Ser B, RB,
    2.880%, 07/01/31, LOC: First
    Union National Bank (b)          4,440          4,440
                                               ----------
                                                   26,645
                                               ----------
Total Municipal Bonds (Cost
  $580,011)                                       580,011
                                               ----------
U.S. GOVERNMENT AGENCIES (9.8%)
FANNIE MAE (4.0%)
  2.178%, 07/22/05 (c)              20,000         19,868
  2.228%, 09/16/05 (c)              15,000         14,847
  2.456%, 10/14/05 (c)              20,000         19,739
  2.736%, 12/29/05 (b)              24,500         24,492
  2.632%, 01/09/06 (b)              25,000         24,989
                                               ----------
                                                  103,935
                                               ----------
FEDERAL AGRICULTURAL MORTGAGE CORPORATION (0.8%)
  3.030%, 06/30/05 (b)              20,000         20,000
                                               ----------
FEDERAL HOME LOAN BANK (1.0%)
  1.200%, 04/01/05 (c)              25,000         25,000
                                               ----------
FREDDIE MAC (4.0%)
  2.046%, 06/28/05 (c)              50,000         49,755
  2.255%, 09/20/05 (c)              15,000         14,842
  2.855%, 11/15/05 (c)              40,000         39,296
                                               ----------
                                                  103,893
                                               ----------
Total U.S. Government Agencies
  (Cost $252,828)                                 252,828
                                               ----------
REPURCHASE AGREEMENTS (7.2%)
  ABN AMRO Bank N.V., 2.770%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $28,397,852
    (collateralized by U.S.
    Government Agencies, DN, due
    04/06/05; total market value
    $28,964,511)                    28,396         28,396

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Bear Stearns & Co., Inc.,
    2.830%, dated 03/31/05, to
    be repurchased on 04/01/05,
    repurchase price $15,140,549
    (collateralized by U.S.
    Government Agencies, DN, due
    04/01/35; total market value
    $15,443,282)                   $15,139     $   15,139
  BNP Paribas, 2.820%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $30,364,165
    (collateralized by U.S.
    Government Agencies, 3.875%,
    due 02/15/10; total market
    value $30,969,631)              30,362         30,362
  Lehman Brothers, Inc., 2.840%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $36,606,144
    (collateralized by U.S.
    Government Agencies, 5.000%,
    due 02/01/34; total market
    value $37,337,660)              36,603         36,603
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to
    be repurchased on 04/01/05,
    repurchase price $20,868,008
    (collateralized by U.S.
    Government Agencies, 5.000%,
    due 07/01/14-09/01/18; total
    market value $21,284,896)       20,866         20,866

---------------------------------------------------------
                                  Principal
                                   Amount        Value
---------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  UBS Warburg LLC, 2.840%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $56,170,914
    (collateralized by U.S.
    Government Agencies,
    DN-4.500%, due 04/25/19-
    06/15/30; total market value
    $57,291,428)                   $56,167     $   56,167
                                               ----------
Total Repurchase Agreements
  (Cost $187,533)                                 187,533
                                               ----------
Total Investments (Cost
  $2,591,422) (a) -- 100.0%                     2,591,422
Other assets in excess of
  liabilities -- 0.0%                                 105
                                               ----------
Net Assets -- 100.0%                           $2,591,527
                                               ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
U.S. GOVERNMENT AGENCIES (82.0%)
FANNIE MAE (55.7%)
  1.400%, 04/01/05                  $10,000     $ 10,000
  2.580%, 04/06/05 (c)               25,000       24,991
  2.758%, 05/03/05 (b)               25,000       25,000
  2.658%, 05/11/05 (c)               50,000       49,849
  2.759%, 05/17/05 (c)               20,000       19,932
  2.747%, 05/18/05 (c)               25,000       24,911
  2.958%, 06/15/05 (c)               20,000       19,878
  2.930%, 06/17/05 (c)               15,000       14,909
  2.067%, 06/24/05 (c)               10,000        9,953
  2.184%, 07/22/05 (c)               15,000       14,901
  2.733%, 08/29/05 (b)               45,000       44,991
  2.820%, 09/06/05 (b)               50,000       49,983
  2.690%, 09/15/05 (b)               50,000       49,987
  2.228%, 09/16/05 (c)               10,000        9,898
  2.456%, 10/14/05 (c)               10,000        9,869
  2.984%, 11/10/05 (c)               10,000        9,823
  2.736%, 12/29/05 (b)               55,000       54,982
  2.632%, 01/09/06 (b)               55,000       54,977
                                                --------
                                                 498,834
                                                --------
FEDERAL AGRICULTURAL MORTGAGE CORPORATION (3.4%)
  3.030%, 06/30/05 (b)               30,000       30,000
                                                --------
FEDERAL FARM CREDIT BANK (3.4%)
  2.720%, 05/16/05 (b)               25,000       25,000
  2.700%, 07/15/05 (b)                5,000        4,999
                                                --------
                                                  29,999
                                                --------
FEDERAL HOME LOAN BANK (14.5%)
  1.200%, 04/01/05                   10,000       10,000
  1.400%, 04/01/05                   10,000       10,000
  2.814%, 05/18/05 (c)               25,000       24,909
  2.834%, 09/08/05 (b)               30,000       29,990
  2.125%, 09/15/05                   10,000        9,996
  2.720%, 09/16/05 (b)               25,000       24,996
  2.641%, 10/05/05 (b)               20,000       19,996
                                                --------
                                                 129,887
                                                --------
FREDDIE MAC (5.0%)
  2.020%, 06/27/05 (c)               15,000       14,928
  2.255%, 09/20/05 (c)               10,000        9,895
  2.802%, 11/15/05 (c)               20,000       19,654
                                                --------
                                                  44,477
                                                --------
Total U.S. Government Agencies
  (Cost $733,197)                                733,197
                                                --------

--------------------------------------------------------
                                   Principal
                                    Amount       Value
--------------------------------------------------------
REPURCHASE AGREEMENTS (18.2%)
  Lehman Brothers, Inc., 2.840%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $75,428,097
    (collateralized by U.S.
    Government Agencies, 5.000%,
    due 02/01/34; total market
    value $76,934,213)              $75,422     $ 75,422
  Merrill Lynch & Co., Inc.,
    2.820%, dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price $35,336,920
    (collateralized by U.S.
    Government Agencies,
    5.000-5.500%, due 12/01/23-
    11/01/32; total market value
    $36,044,650)                     35,334       35,334
  UBS Warburg LLC, 2.840%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase price
    $52,121,963 (collateralized
    by U.S. Government Agencies,
    DN, due 04/25/19; total
    market value $53,163,504)        52,118       52,118
                                                --------
Total Repurchase Agreements (Cost
  $162,874)                                      162,874
                                                --------
Total Investments (Cost $896,071)
  (a) -- 100.2%                                  896,071
Liabilities in excess of other
  assets -- (0.2)%                                (1,418)
                                                --------
Net Assets -- 100.0%                            $894,653
                                                ========

     See notes to schedules of portfolio investments and notes to financial statements.
 65

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
MONEY MARKET FUND

--------------------------------------------------------
                                 Principal
                                  Amount        Value
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS (53.7%)
U.S. TREASURY BILLS (41.0%)
  2.555%, 04/07/05 (c)           $443,000     $  442,812
  2.643%, 04/15/05 (c)            316,000        315,671
  2.361%, 04/21/05 (c)            215,000        214,725
  3.009%, 08/25/05 (c)             60,000         59,277
                                              ----------
                                               1,032,485
                                              ----------
U.S. TREASURY NOTES (12.7%)
  6.750%, 05/15/05                165,000        165,922
  5.750%, 11/15/05                152,000        154,940
                                              ----------
                                                 320,862
                                              ----------
Total U.S. Treasury Obligations
  (Cost $1,353,347)                            1,353,347
                                              ----------
REPURCHASE AGREEMENTS (58.7%)
  ABN AMRO Bank N.V., 2.630%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $407,616,842
    (collateralized by U.S.
    Treasury Obligations,
    3.375%-8.125%, due
    02/15/08-08/15/19; total
    market value $415,740,265)    407,588        407,588
  Bear Stearns & Co., Inc.,
    2.600%, dated 03/31/05, to
    be repurchased on 04/01/05,
    repurchase price
    $45,440,326 (collateralized
    by U.S. Treasury
    Obligations, DN-7.250%, due
    11/15/07-11/15/27; total
    market value $48,214,106)      45,437         45,437
  BNP Paribas, 2.630%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $73,883,571
    (collateralized by U.S.
    Treasury Obligations, DN-
    3.000%, due 05/15/05-
    05/15/30; total market
    value $75,356,051)             73,878         73,878

--------------------------------------------------------
                                 Principal
                                  Amount        Value
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Deutsche Bank AG, 2.650%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $17,392,774 (collateralized
    by U.S. Treasury
    Obligations, DN-8.750%, due
    05/15/07-02/15/23; total
    market value $17,739,346)    $ 17,392     $   17,392
  Dresdner Bank AG, 2.600%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $68,676,868 (collateralized
    by U.S. Treasury
    Obligations,
    3.875%-12.000%, due
    08/15/10-02/15/31; total
    market value $70,050,483)      68,672         68,672
  Greenwich Capital Markets,
    Inc., 2.630%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $71,299,330
    (collateralized by U.S.
    Treasury Obligations,
    2.375%-3.000%, due
    02/15/09-01/15/25; total
    market value $72,721,739)      71,294         71,294
  JPMorgan Chase & Co., 2.600%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $64,861,863 (collateralized
    by U.S. Treasury
    Obligations, 3.625%-4.000%,
    due 06/15/09-07/15/09;
    total market value
    $66,155,000)                   64,857         64,857
  Lehman Brothers, Inc.,
    2.580%, dated 03/31/05, to
    be repurchased on 04/01/05,
    repurchase price
    $121,342,931
    (collateralized by U.S.
    Treasury Obligations,
    DN-8.875%, due
    08/15/07-11/15/21; total
    market value $123,762,815)    121,334        121,334

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
MONEY MARKET FUND -- CONCLUDED

--------------------------------------------------------
                                 Principal
                                  Amount        Value
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Merrill Lynch & Co., 2.600%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $72,295,600 (collateralized
    by U.S. Treasury
    Obligations, DN-8.750%, due
    11/15/17-02/15/23; total
    market value $73,736,702)    $ 72,290     $   72,290
  Morgan Stanley, 2.650%, dated
    03/31/05, to be repurchased
    on 04/01/05, repurchase
    price $55,274,243
    (collateralized by U.S.
    Treasury Obligations, DN,
    due 02/15/23-11/15/24;
    total market value
    $56,375,896)                   55,270         55,270

--------------------------------------------------------
                                 Principal
                                  Amount        Value
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  UBS Warburg LLC, 2.630%,
    dated 03/31/05, to be
    repurchased on 04/01/05,
    repurchase price
    $484,592,670
    (collateralized by U.S.
    Treasury Obligations,
    2.625%-14.000%, due
    05/15/05-11/15/28; total
    market value $494,254,362)   $484,559     $  484,559
                                              ----------
Total Repurchase Agreements
  (Cost $1,482,571)                            1,482,571
                                              ----------
Total Investments (Cost
  $2,835,918) (a) -- 112.4%                    2,835,918
Liabilities in excess of other
  assets -- (12.4)%                             (313,450)
                                              ----------
Net Assets -- 100.0%                          $2,522,468
                                              ==========

     See notes to schedules of portfolio investments and notes to financial statements.
 67

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2005

(+)  Amount rounds to less than one thousand.

(a) See notes to financial statements for unrealized appreciation/(depreciation) of securities on a tax basis.

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2005. Maturity date represents actual maturity date.

(c)  Rate represents the effective yield at purchase.

(d) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e) This security or a partial position of the security was on loan at March 31, 2005. The total value of securities on loan at March 31, 2005 in thousands was $4,752, $1,871, and $27,116 for Classic Institutional Short-Term Bond Fund, Classic Institutional Super Short Income Plus Fund, and Seix Institutional High Yield Fund, respectively.

(f) This security was purchased with cash collateral held from securities lending.

(g) Step bond.

(h) This security was purchased on a when-issue basis.

(i) Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.

The following abbreviations are used in these Schedules of Portfolio
Investments:

AMBAC      Security insured by the American Municipal
           Bond Assurance Corporation
Cl         Class
DN         Discount Note
FNMA       Security insured by Fannie Mae
GO         General Obligation
LLC        Limited Liability Company
LOC        Line of Credit
RB         Revenue Bond
REIT       Real Estate Investment Trust
Ser        Series

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC FUNDS  March 31, 2005

                                                                                 Classic
                                                                 Classic      Institutional
                                                              Institutional       High
                                                                Core Bond        Quality
                                                                  Fund          Bond Fund
                                                              -------------   -------------
Assets:
  Total Investments, at Cost................................    $345,087         $64,188
                                                                ========         =======
  Investments, at Value.....................................    $313,452         $62,224
  Repurchase Agreements, at Cost............................      30,385           1,470
                                                                --------         -------
  Total Investments.........................................     343,837          63,694
                                                                --------         -------
  Cash......................................................       1,464              --
  Interest and Dividends Receivable.........................       2,121             661
  Receivable for Investment Securities Sold.................      25,314           1,781
  Receivable from Advisor...................................          --              47
  Prepaid Expenses and Other Assets.........................          --              27
                                                                --------         -------
  Total Assets..............................................     372,736          66,210
                                                                --------         -------
Liabilities:
  Income Distributions Payable..............................         802             174
  Payable for Investment Securities Purchased...............      74,018           1,939
  Payable upon Return of Securities Loaned..................          --              --
  Investment Advisory Fees Payable..........................          57              60
  Administration Fees Payable...............................           6               2
  Distribution and Service Fees.............................           7              16
  Custodian Fees Payable....................................           5               4
  Accrued Expenses..........................................          69              34
                                                                --------         -------
  Total Liabilities.........................................      74,964           2,229
                                                                --------         -------
  Total Net Assets..........................................    $297,772         $63,981
                                                                ========         =======
Net Assets:
  Capital...................................................    $299,653         $65,392
  Undistributed (Distribution in Excess of) Net Investment
    Income..................................................           1              62
  Accumulated Net Realized Gains (Losses) on Investment
    Transactions............................................        (632)           (979)
  Net Unrealized Appreciation (Depreciation) on
    Investments.............................................      (1,250)           (494)
                                                                --------         -------
  Total Net Assets..........................................    $297,772         $63,981
                                                                ========         =======
NET ASSETS:
  Institutional Shares......................................    $176,537         $38,535
  T Shares..................................................    $120,967         $25,446
  L Shares..................................................    $      1             N/A
  A Shares..................................................    $    267             N/A
SHARES OUTSTANDING:
  Institutional Shares......................................      17,448           3,910
  T Shares..................................................      11,956           2,582
  L Shares..................................................          --             N/A
  A Shares..................................................          26             N/A
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  Institutional Shares......................................    $  10.12         $  9.85
  T Shares..................................................    $  10.12         $  9.86
  L Shares*.................................................    $  10.12             N/A
  A Shares..................................................    $  10.41             N/A
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge)
  of net asset value adjusted to the nearest cent):
  Institutional Shares......................................    $  10.12         $  9.85
  T Shares..................................................    $  10.12         $  9.86
  L Shares..................................................    $  10.12             N/A
  A Shares..................................................    $  10.82             N/A
  Maximum Sales Charge -- A Shares..........................        3.75%            N/A

Amounts designated as "--" are $0 or have been rounded to $0.

* Redemption Price Per Share Varies by Length of Time Shares are Held.

                   Classic                         Classic         Classic
   Classic      Institutional      Classic      Institutional   Institutional
Institutional      Limited      Institutional    Super Short        Total
Intermediate      Duration       Short-Term        Income          Return
  Bond Fund         Fund          Bond Fund       Plus Fund       Bond Fund
-------------   -------------   -------------   -------------   -------------
   $55,705         $82,951         $37,917        $215,509         $67,922
   =======         =======         =======        ========         =======
   $54,686         $79,036         $37,520        $211,261         $61,680
       644           3,916              --           3,519           6,056
   -------         -------         -------        --------         -------
    55,330          82,952          37,520         214,780          67,736
   -------         -------         -------        --------         -------
        --           8,233              --              --              --
       525             599             241             959             541
     5,386              --              --           3,016             797
        --              --               4              --              --
        --              --               5               9               2
   -------         -------         -------        --------         -------
    61,241          91,784          37,770         218,764          69,076
   -------         -------         -------        --------         -------
       155             192              77             478             202
     5,871           8,242              --           3,304           4,747
        --              --           4,864           1,916              --
        11               8              --              37              18
         1              --               1               5               1
         1              --              --              34               9
         7               3               3               3               2
        16              22               4              12              --
   -------         -------         -------        --------         -------
     6,062           8,467           4,949           5,789           4,979
   -------         -------         -------        --------         -------
   $55,179         $83,317         $32,821        $212,975         $64,097
   =======         =======         =======        ========         =======
   $55,501         $83,260         $33,357        $214,695         $65,074
        37              66              11             148              44
        16             (10)           (150)         (1,139)           (835)
      (375)              1            (397)           (729)           (186)
   -------         -------         -------        --------         -------
   $55,179         $83,317         $32,821        $212,975         $64,097
   =======         =======         =======        ========         =======
   $47,981         $83,315         $32,821        $ 74,259         $57,761
   $ 7,196         $     1             N/A        $138,716         $ 6,336
   $     1         $     1             N/A             N/A             N/A
   $     1             N/A             N/A             N/A             N/A
     4,757           8,339           3,313          37,122           5,791
       714              --             N/A          69,666             635
        --              --             N/A             N/A             N/A
        --             N/A             N/A             N/A             N/A
   $ 10.08         $  9.98         $  9.91        $   2.00         $  9.97
   $ 10.08         $  9.98             N/A        $   1.99         $  9.98
   $ 10.08         $  9.98             N/A             N/A             N/A
   $ 10.08             N/A             N/A             N/A             N/A
   $ 10.08         $  9.98         $  9.91        $   2.00         $  9.97
   $ 10.08         $  9.98             N/A        $   1.99         $  9.98
   $ 10.08         $  9.98             N/A             N/A             N/A
   $ 10.47             N/A             N/A             N/A             N/A
      3.75%            N/A             N/A             N/A             N/A

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC FUNDS  March 31, 2005

                                               Classic                           Classic
                                            Institutional         Seix        Institutional       Classic            Classic
                                           U.S. Government    Institutional       Cash         Institutional      Institutional
                                           Securities Super       High         Management     U.S. Government     U.S. Treasury
                                             Short Income         Yield           Money       Securities Money   Securities Money
                                              Plus Fund           Fund         Market Fund      Market Fund        Market Fund
                                           ----------------   -------------   -------------   ----------------   ----------------
Assets:
  Total Investments, at Cost.............      $62,381         $1,407,659      $2,591,422         $896,071          $2,835,918
                                               =======         ==========      ==========         ========          ==========
  Investments, at Value..................      $57,868         $1,392,201      $2,403,889         $733,197          $1,353,347
  Repurchase Agreements, at Cost.........        4,261              7,714         187,533          162,874           1,482,571
                                               -------         ----------      ----------         --------          ----------
  Total Investments......................       62,129          1,399,915       2,591,422          896,071           2,835,918
                                               -------         ----------      ----------         --------          ----------
  Cash...................................           --              5,875              --               --                  --
  Interest and Dividends Receivable......          193             26,604           6,647              934              10,179
  Receivable for Investment Securities
    Sold.................................        1,760             23,865              --               --                  --
  Prepaid Expenses and Other Assets......            8                  4              --               20                  48
                                               -------         ----------      ----------         --------          ----------
  Total Assets...........................       64,090          1,456,263       2,598,069          897,025           2,846,145
                                               -------         ----------      ----------         --------          ----------
Liabilities:
  Income Distributions Payable...........          150              7,939           5,551            1,771               4,421
  Payable for Investment Securities
    Purchased............................        1,083             11,432             472              339             318,266
  Payable for Paid in Capital Shares
    Redeemed.............................          152                 --              --               --                  --
  Payable upon Return of Securities
    Loaned...............................           --             28,442              --               --                  --
  Investment Advisory Fees Payable.......            7                541             136              142                 405
  Administration Fees Payable............            2                 43              60               20                  57
  Distribution and Service Fees..........            3                  4              --               --                 298
  Custodian Fees Payable.................           --                 85              12                6                   5
  Accrued Expenses.......................            1                153             311               94                 225
                                               -------         ----------      ----------         --------          ----------
  Total Liabilities......................        1,398             48,639           6,542            2,372             323,677
                                               -------         ----------      ----------         --------          ----------
  Total Net Assets.......................      $62,692         $1,407,624      $2,591,527         $894,653          $2,522,468
                                               =======         ==========      ==========         ========          ==========
Net Assets:
  Capital................................      $63,857         $1,398,253      $2,591,553         $894,653          $2,522,634
  Undistributed (Distribution in Excess
    of) Net Investment Income............          118                 33              --               --                  75
  Accumulated Net Realized Gains (Losses)
    on Investment Transactions...........       (1,031)            17,082             (26)              --                (241)
  Net Unrealized Appreciation
    (Depreciation) on Investments........         (252)            (7,744)             --               --                  --
                                               -------         ----------      ----------         --------          ----------
  Total Net Assets.......................      $62,692         $1,407,624      $2,591,527         $894,653          $2,522,468
                                               =======         ==========      ==========         ========          ==========
NET ASSETS:
  Institutional Shares...................      $49,623         $1,391,879      $2,591,527         $894,653          $  697,095
  Corporate Trust Shares.................          N/A                N/A             N/A              N/A          $1,825,373
  T Shares...............................          N/A         $    2,779             N/A              N/A                 N/A
  L Shares...............................      $13,069         $    3,260             N/A              N/A                 N/A
  A Shares...............................          N/A         $    9,706             N/A              N/A                 N/A
SHARES OUTSTANDING:
  Institutional Shares...................       24,927            127,238       2,591,553          894,653             697,107
  Corporate Trust Shares.................          N/A                N/A             N/A              N/A           1,825,527
  T Shares...............................          N/A                254             N/A              N/A                 N/A
  L Shares...............................        1,320                298             N/A              N/A                 N/A
  A Shares...............................          N/A                907             N/A              N/A                 N/A
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE:
  Institutional Shares...................      $  1.99         $    10.94      $     1.00         $   1.00          $     1.00
  Corporate Trust Shares.................          N/A                N/A             N/A              N/A          $     1.00
  T Shares...............................          N/A         $    10.94             N/A              N/A                 N/A
  L Shares*..............................      $  9.90         $    10.93             N/A              N/A                 N/A
  A Shares...............................          N/A         $    10.70             N/A              N/A                 N/A
OFFERING PRICE PER SHARE
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to the nearest
  cent):
  Institutional Shares...................      $  1.99         $    10.94      $     1.00         $   1.00          $     1.00
  Corporate Trust Shares.................          N/A                N/A             N/A              N/A          $     1.00
  T Shares...............................          N/A         $    10.94             N/A              N/A                 N/A
  L Shares...............................      $  9.90         $    10.93             N/A              N/A                 N/A
  A Shares...............................          N/A         $    11.12             N/A              N/A                 N/A
  Maximum Sales Charge -- A Shares.......          N/A               3.75%            N/A              N/A                 N/A

Amounts designated as "--" are $0 or have been rounded to $0.

* Redemption Price Per Share Varies by Length of Time Shares are Held.
                       See notes to financial statements.

                      (This page intentionally left blank)

STATEMENTS OF OPERATIONS (000)
STI CLASSIC FUNDS  For the Periods Indicated

                                                              Classic Institutional   Classic Institutional
                                                                    Core Bond              High Quality
                                                                      Fund                  Bond Fund
                                                              ---------------------   ----------------------
                                                              11/01/04-   11/01/03-   06/01/04-   10/27/03*-
                                                              03/31/05    10/31/04    03/31/05     05/31/04
                                                              ---------   ---------   ---------   ----------
Investment Income:
  Dividend Income...........................................   $    --     $    3      $   11      $    26
  Interest Income...........................................     2,454      1,891       3,467        1,389
  Security Lending Income...................................        --         --          --           --
                                                               -------     ------      ------      -------
  Total Investment Income...................................     2,454      1,894       3,478        1,415
                                                               -------     ------      ------      -------
Expenses:
  Investment Advisory Fees..................................       176        136         547          252
  Administration, Fund Accounting and Transfer Agent Fees...        19         39          37           35
  Shareholder Service Fees -- Institutional Shares..........        --         --          82           31
  Shareholder Service Fees -- T Shares......................        54         --         309          152
  Distribution and Service Fees -- L Shares.................        --         --
  Distribution Fees -- A Shares.............................        --          1
  Transfer Agent Shareholder Servicing Fees.................        --         --          --            1
  Custodian Fees............................................         3         84           8            1
  Professional Fees.........................................         5         36           8            4
  Insurance Fees............................................         1          1           3           --
  Offering Costs............................................        --         --           8           12
  Registration Fees.........................................        10         20           4           --
  Transfer Agent Out of Pocket Expenses.....................         3          2           8            2
  Transfer Agent Fees -- Institutional Shares...............        --         --           2            8
  Transfer Agent Fees -- T Shares...........................        --         --           2            7
  Transfer Agent Fees -- L Shares...........................        --         --
  Printing Fees.............................................        13          1           4            2
  Trustees' Fees............................................         2          2           2            1
  Other Fees................................................        26          2          --            2
                                                               -------     ------      ------      -------
  Total Expenses............................................       312        324       1,024          510
    Less: Investment Advisory Fees Waived...................        --        (78)       (120)         (57)
    Less: Administration Fees Waived........................        --         --          --           --
    Less: Shareholder Service Fees Waived -- Institutional
     Shares.................................................        --         --         (19)         (20)
    Less: Shareholder Service Fees Waived -- T Shares.......       (37)        --         (29)         (41)
    Less: Distribution and Service Fees Waived -- L
     Shares.................................................        --         --
    Expense Offset -- Insurance Premiums....................        --         --          (1)          --
                                                               -------     ------      ------      -------
  Net Expenses..............................................       275        246         855          392
                                                               -------     ------      ------      -------
  Net Investment Income.....................................     2,179      1,648       2,623        1,023
                                                               -------     ------      ------      -------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investments Sold..............      (433)       587        (936)         197
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.............................................    (2,062)       302       2,388       (2,882)
                                                               -------     ------      ------      -------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments.............................................    (2,495)       889       1,452       (2,685)
                                                               -------     ------      ------      -------
  Change in Net Assets from Operations......................   $  (316)    $2,537      $4,075      $(1,662)
                                                               =======     ======      ======      =======

* Commencement of operations.

Amounts designated as "--" are $0 or have been rounded to $0.

Classic Institutional   Classic Institutional   Classic Institutional   Classic Institutional   Classic Institutional
    Intermediate          Limited Duration           Short-Term          Super Short Income          Total Return
      Bond Fund                 Fund                  Bond Fund               Plus Fund               Bond Fund
---------------------   ---------------------   ---------------------   ---------------------   ----------------------
11/01/04-   11/01/03-   11/01/04-   11/01/03-   06/01/04-   06/01/03-   06/01/04-   06/01/03-   06/01/04-   10/15/03*-
03/31/05    10/31/04    03/31/05    10/31/04    03/31/05    05/31/04    03/31/05    05/31/04    03/31/05     05/31/04
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------
 $    --     $    1      $   --      $    3       $  13       $   7      $    4      $    74     $    2      $    34
     685      1,176       1,042       1,973         763         640       4,333        4,833      2,027          660
      --         --          --          --           6           2           1            5         --           --
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
     685      1,177       1,042       1,976         782         649       4,338        4,912      2,029          694
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
      48         79          46         159         169         162         969        1,355        218           86
       5         24          12         109          10          19          68          186         16           13
      --         --          --          --          71          68         187          360         53           16
       3         --          --          --                                 297          317         77           39
      --         --          --          --
      --         --
      --         --          --          --          --           1           1            7         --           --
      --         33          --          61           7           1           9            6          8           --
      --         36          --          59           1           1           7           12          2            2
      --          1           1           3           1          --           4            2         --           --
      --         --          --          --          --          --          --           --          6           13
      --         13           4           6           5           1          13           11          1           --
       1         --           1           3           2           1           9            9          3            1
      --         --          --          --           2          16           2           16          2            8
      --         --          --          --                                   2           16          2            7
      --         --          --          --
      --         --           8           2           1           1           9           10          1            1
      --          1          --           6          --          --           2            3         --           --
       1          1           2           2           7           1           2           16         --            1
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
      58        188          74         410         276         272       1,581        2,326        389          187
      --        (47)         --         (87)        (85)        (68)       (581)        (812)       (49)         (29)
      --         --          --          --          --          --          --           --         --           --
      --         --          --          --         (71)        (68)       (151)        (360)       (15)         (16)
      --         --          --          --                                 (10)         (63)       (10)         (17)
      --         --          --          --
      --         --          --          --          --          --          (2)          --         --           --
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
      58        141          74         323         120         136         837        1,091        315          125
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
     627      1,036         968       1,653         662         513       3,501        3,821      1,714          569
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
      23        607         (17)         (6)       (132)         91        (141)        (460)      (493)        (186)
  (1,006)       (71)         37         (31)       (183)       (557)       (311)      (1,377)     1,299       (1,485)
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
    (983)       536          20         (37)       (315)       (466)       (452)      (1,837)       806       (1,671)
 -------     ------      ------      ------       -----       -----      ------      -------     ------      -------
 $  (356)    $1,572      $  988      $1,616       $ 347       $  47      $3,049      $ 1,984     $2,520      $(1,102)
 =======     ======      ======      ======       =====       =====      ======      =======     ======      =======

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC FUNDS  For the Periods Indicated

                                                                Classic Institutional
                                                                   U.S. Government
                                                                Securities Super Short
                                                                   Income Plus Fund
                                                              --------------------------
                                                              06/01/04-        06/01/03-
                                                              03/31/05         05/31/04
                                                              ---------        ---------
Investment Income:
  Dividend Income...........................................   $    6           $   41
  Interest Income...........................................    1,759            1,948
  Other Income..............................................       --               --
  Security Lending Income...................................       --                1
  Less: Foreign Taxes Withheld..............................       --               --
                                                               ------           ------
  Total Investment Income...................................    1,765            1,990
                                                               ------           ------
Expenses:
  Investment Advisory Fees..................................      321              537
  Administration, Fund Accounting and Transfer Agency
    Fees....................................................       29               92
  Shareholder Service Fees -- Institutional Shares..........      159              224
  Shareholder Service Fees -- Corporate Trust Shares........       --               --
  Shareholder Service Fees -- T Shares......................
  Distribution and Service Fees -- L Shares.................       67              177
  Distribution Fees -- A Shares.............................       --
  Transfer Agent Shareholder Servicing Fees.................       --                4
  Custodian Fees............................................        5                3
  Professional Fees.........................................        2                6
  Insurance Fees............................................        2                1
  Registration Fees.........................................        7                5
  Transfer Agent Out of Pocket Expenses.....................        1                4
  Transfer Agent Fees -- Institutional Shares...............        2               16
  Transfer Agent Fees -- Corporate Trust Shares.............       --               --
  Transfer Agent Fees -- T Shares...........................
  Transfer Agent Fees -- L Shares...........................        3               17
  Printing Fees.............................................        2                5
  Trustees' Fees............................................        1                1
  Other Fees................................................       --               10
                                                               ------           ------
  Total Expenses............................................      601            1,102
    Less: Investment Advisory Fees Waived...................     (225)            (375)
    Less: Administration Fees Waived........................       --               --
    Less: Shareholder Service Fees Waived -- Institutional
     Shares.................................................     (159)            (224)
    Less: Shareholder Service Fees Waived -- T Shares.......
    Less: Distribution and Service Fees Waived -- L
     Shares.................................................      (22)             (82)
    Expense Offset -- Insurance Premiums....................       (1)              --
                                                               ------           ------
  Net Expenses..............................................      194              421
                                                               ------           ------
  Net Investment Income.....................................    1,571            1,569
                                                               ------           ------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investments Sold..............      (51)            (257)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.............................................     (108)            (560)
                                                               ------           ------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments.............................................     (159)            (817)
                                                               ------           ------
  Change in Net Assets from Operations......................   $1,412           $  752
                                                               ======           ======

* Commencement of operations.

Amounts designated as "--" are $0 or have been rounded to $0.

 Seix Institutional     Classic Institutional      Classic Institutional        Classic Institutional
     High Yield            Cash Management      U.S. Government Securities    U.S. Treasury Securities
        Fund              Money Market Fund          Money Market Fund            Money Market Fund
---------------------   ---------------------   ---------------------------   -------------------------
11/01/04-   11/01/03-   06/01/04-   06/01/03-    06/01/04-      06/01/03-      06/01/04-     06/01/03-
03/31/05    10/31/04    03/31/05    05/31/04      03/31/05       05/31/04      03/31/05      05/31/04
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
$     88    $    733     $    --     $   583      $    --        $    --        $    --       $    69
  43,080      97,585      41,572      30,109       14,000         10,632         32,021        19,313
      --       1,729          --          --           --             --             --            --
      57          --          --          --           --             --             --            --
     (19)         (2)         --          --           --             --             --            --
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
  43,206     100,045      41,572      30,692       14,000         10,632         32,021        19,382
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
   3,210       7,119       4,372       5,543        1,492          1,967          3,487         3,982
     173       1,032         755       1,899          258            674            587         1,364
      --          --          --          --           --             --             --            --
                                                                                  2,577         2,947
       1          --
       8          --
      15          40
      --          --           5          74            2             26              4            53
      57         495          35          65           15             24             22            50
     100         122          98         104           34             39             91            78
       8          26          89          25           17             15             44             8
      --          99         107         101           18             35             32            63
      22          63         134          91           29             33             55            66
      --          --           2          16            2             16              2            16
                                                                                      2            16
      --          --
      --          --
      38          21          54          84           21             31             48            63
       7          49          27          29            9             10             21            21
      86          17          97          41           52              2            139            49
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
   3,725       9,083       5,775       8,072        1,949          2,872          7,111         8,776
    (409)     (1,232)     (1,483)       (740)         (73)           (84)          (185)         (274)
      --          --         (78)       (321)         (27)          (170)           (55)         (329)
      --          --          --          --           --             --             --            --
      --          --
      (3)         --
      --          --         (23)         --           (7)            --            (16)           --
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
   3,313       7,851       4,191       7,011        1,842          2,618          6,855         8,173
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
  39,893      92,194      37,381      23,681       12,158          8,014         25,166        11,209
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
  17,216      19,041         (23)         81           --              3           (241)        1,300
 (62,779)     25,392          --          --           --             --             --            --
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
 (45,563)     44,433         (23)         81           --              3           (241)        1,300
---------   ---------   ---------   ---------   ------------   ------------   -----------   -----------
$ (5,670)   $136,627     $37,358     $23,762      $12,158        $ 8,017        $24,925       $12,509
=========   =========   =========   =========   ============   ============   ===========   ===========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FUNDS  For the Periods Indicated

                                                                     Classic Institutional
                                                                        Core Bond Fund
                                                              -----------------------------------
                                                              11/01/04-    11/01/03-    11/01/02-
                                                              03/31/05     10/31/04     10/31/03
                                                              ---------    ---------    ---------
Operations:
  Net Investment Income.....................................  $  2,179      $ 1,648     $  1,556
  Net Realized Gain (Loss) on Investments Sold..............      (433)         587        2,997
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments.............................................    (2,062)         302         (152)
                                                              --------      -------     --------
  Change in Net Assets from Operations......................      (316)       2,537        4,401
                                                              --------      -------     --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Institutional Shares....................................    (1,571)      (1,696)      (1,666)
    T Shares................................................      (674)          --           --
    L Shares................................................        --           --           --
    A Shares................................................        (5)          (6)          (5)
  Net Realized Gains:
    Institutional Shares....................................      (562)        (758)          --
    T Shares................................................        --           --           --
    L Shares................................................        --           --           --
    A Shares................................................        (2)          (6)          --
                                                              --------      -------     --------
  Total Dividends and Distributions.........................    (2,814)      (2,466)      (1,671)
                                                              --------      -------     --------
Capital Transactions:
  Change in Net Assets from Capital Transactions............   244,464       22,402      (49,658)
                                                              --------      -------     --------
    Change in Net Assets....................................   241,334       22,473      (46,928)
                                                              --------      -------     --------
Net Assets:
  Beginning of Period.......................................    56,438       33,965       80,893
                                                              --------      -------     --------
  End of Period.............................................  $297,772      $56,438     $ 33,965
                                                              ========      =======     ========
Undistributed (distributions in excess of) net investment
  income, end of period.....................................  $      1      $   (56)    $     (2)
                                                              ========      =======     ========

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

Classic Institutional          Classic Institutional               Classic Institutional               Classic Institutional
High Quality Bond Fund        Intermediate Bond Fund               Limited Duration Fund               Short-Term Bond Fund
----------------------   ---------------------------------   ---------------------------------   ---------------------------------
06/01/04-   10/27/03*-   11/01/04-   11/01/03-   11/01/02-   11/01/04-   11/01/03-   11/01/02-   06/01/04-   06/01/03-   06/01/02-
03/31/05     05/31/04    03/31/05    10/31/04    10/31/03    03/31/05    10/31/04    10/31/03    03/31/05    05/31/04    05/31/03
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$  2,623     $  1,023     $   627     $ 1,036    $  1,006    $    968    $  1,653    $  1,020     $   662     $   513     $   450
    (936)         197          23         607         637         (17)         (6)        (38)       (132)         91         392
   2,388       (2,882)     (1,006)        (71)       (140)         37         (31)         (2)       (183)       (557)        291
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   4,075       (1,662)       (356)      1,572       1,503         988       1,616         980         347          47       1,133
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

    (819)        (267)       (573)     (1,036)     (1,126)       (903)     (1,654)       (965)       (667)       (512)       (450)
  (1,765)        (789)        (41)         --          --          --          --          --
                               --          --          --          --          --          --
                               --          --          --
     (50)          --        (341)         --          --          (3)         --          --         (59)       (159)       (268)
    (134)          --         (21)         --          --          --          --          --
                               --          --          --          --          --          --
                               --          --          --
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  (2,768)      (1,056)       (976)     (1,036)     (1,126)       (906)     (1,654)       (965)       (726)       (671)       (718)
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

 (71,614)     137,006      20,660       6,626     (11,972)    (46,026)    (17,214)    134,200      (2,409)     15,456       4,186
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
 (70,307)     134,288      19,328       7,162     (11,595)    (45,944)    (17,252)    134,215      (2,788)     14,832       4,601
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

 134,288           --      35,851      28,689      40,284     129,261     146,513      12,298      35,609      20,777      16,176
---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$ 63,981     $134,288     $55,179     $35,851    $ 28,689    $ 83,317    $129,261    $146,513     $32,821     $35,609     $20,777
=========   ==========   =========   =========   =========   =========   =========   =========   =========   =========   =========
$     62     $      3     $    37     $    18    $     --    $     66    $     11    $     27     $    11     $     1     $    --
=========   ==========   =========   =========   =========   =========   =========   =========   =========   =========   =========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FUNDS  For the Periods Indicated

                                                                                                      Classic Institutional
                                         Classic Institutional         Classic Institutional             U.S. Government
                                          Super Short Income                Total Return             Securities Super Short
                                               Plus Fund                     Bond Fund                  Income Plus Fund
                                   ---------------------------------   ----------------------   ---------------------------------
                                   06/01/04-   06/01/03-   06/01/02-   06/01/04-   10/15/03*-   06/01/04-   06/01/03-   06/01/02-
                                   03/31/05    05/31/04    05/31/03    03/31/05     05/31/04    03/31/05    05/31/04    05/31/03
                                   ---------   ---------   ---------   ---------   ----------   ---------   ---------   ---------
Operations:
  Net Investment Income..........  $  3,501    $  3,821    $  1,924     $ 1,714     $   569     $  1,571    $  1,569    $  1,239
  Net Realized Gain (Loss) on
    Investments Sold.............      (141)       (460)         73        (493)       (186)         (51)       (257)        192
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments...............      (311)     (1,377)        929       1,299      (1,485)        (108)       (560)        356
                                   --------    --------    --------     -------     -------     --------    --------    --------
  Change in Net Assets from
    Operations...................     3,049       1,984       2,926       2,520      (1,102)       1,412         752       1,787
                                   --------    --------    --------     -------     -------     --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    Institutional Shares.........    (1,503)     (2,161)     (1,869)       (987)       (255)      (1,372)     (1,347)     (1,504)
    Corporate Trust Shares.......
    T Shares.....................    (2,237)     (1,656)       (264)       (801)       (352)
    L Shares.....................                                                                   (306)       (559)        (16)
    A Shares.....................
  Net Realized Gains:
    Institutional Shares.........        --          --         (14)         --          --           --          --         (61)
    Corporate Trust Shares.......
    T Shares.....................        --          --          (1)         --          --
    L Shares.....................                                                                     --          --          --
    A Shares.....................
                                   --------    --------    --------     -------     -------     --------    --------    --------
  Total Dividends and
    Distributions................    (3,740)     (3,817)     (2,148)     (1,788)       (607)      (1,678)     (1,906)     (1,581)
                                   --------    --------    --------     -------     -------     --------    --------    --------
Capital Transactions:
  Change in Net Assets from
    Capital Transactions.........   (36,174)     35,286     181,879      15,875      49,199      (52,561)     (2,362)     90,691
                                   --------    --------    --------     -------     -------     --------    --------    --------
    Change in Net Assets.........   (36,865)     33,453     182,657      16,607      47,490      (52,827)     (3,516)     90,897
                                   --------    --------    --------     -------     -------     --------    --------    --------
Net Assets:
    Beginning of Period..........   249,840     216,387      33,730      47,490          --      115,519     119,035      28,138
                                   --------    --------    --------     -------     -------     --------    --------    --------
    End of Period................  $212,975    $249,840    $216,387     $64,097     $47,490     $ 62,692    $115,519    $119,035
                                   ========    ========    ========     =======     =======     ========    ========    ========
Undistributed (distributions in
  excess of) net investment
  income, end of period..........  $    148    $     --    $     (4)    $    44     $    --     $    118    $      2    $     (3)
                                   ========    ========    ========     =======     =======     ========    ========    ========

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                  Classic Institutional                  Classic Institutional
             Seix Institutional                      Cash Management                  U.S. Government Securities
              High Yield Fund                       Money Market Fund                      Money Market Fund
    ------------------------------------   ------------------------------------   -----------------------------------
    11/01/04-    11/01/03-    11/01/02-    06/01/04-    06/01/03-    06/01/02-    06/01/04-   06/01/03-    06/01/02-
     03/31/05     10/31/04     10/31/03     03/31/05     05/31/04     05/31/03    03/31/05     05/31/04     05/31/03
    ----------   ----------   ----------   ----------   ----------   ----------   ---------   ----------   ----------
    $   39,893   $   92,194   $   34,679   $   37,381   $   23,681   $   45,953   $ 12,158    $    8,014   $   14,586

        17,216       19,041        4,310          (23)          81           13         --             3           --

       (62,779)      25,392       29,589           --           --           --         --            --           --
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------
        (5,670)     136,627       68,578       37,358       23,762       45,966     12,158         8,017       14,586
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------

       (39,447)     (90,978)     (33,988)     (37,463)     (23,681)     (45,956)   (12,161)       (8,014)     (14,586)
           (61)          (5)          --
           (45)          --           --
          (363)        (836)        (759)

       (19,147)      (2,278)          --           --          (15)          --         --            --           --
           (29)          --           --
           (17)          --           --
          (192)         (31)          --
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------
       (59,301)     (94,128)     (34,747)     (37,463)     (23,696)     (45,956)   (12,161)       (8,014)     (14,586)
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------

      (234,489)     591,600      947,260      222,783     (616,967)    (423,866)    36,396      (181,809)      14,352
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------
      (299,460)     634,099      981,091      222,678     (616,901)    (423,856)    36,393      (181,806)      14,352
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------

     1,707,084    1,072,985       91,894    2,368,849    2,985,750    3,409,606    858,260     1,040,066    1,025,714
    ----------   ----------   ----------   ----------   ----------   ----------   --------    ----------   ----------
    $1,407,624   $1,707,084   $1,072,985   $2,591,527   $2,368,849   $2,985,750   $894,653    $  858,260   $1,040,066
    ==========   ==========   ==========   ==========   ==========   ==========   ========    ==========   ==========

    $       33   $       33   $      (35)  $       --   $       79   $       --   $     --    $        3   $       --
    ==========   ==========   ==========   ==========   ==========   ==========   ========    ==========   ==========

            Classic Institutional
           U.S. Treasury Securities
              Money Market Fund
     ------------------------------------
     06/01/04-    06/01/03-    06/01/02-
      03/31/05     05/31/04     05/31/03
     ----------   ----------   ----------
     $   25,166   $   11,209   $   22,122

           (241)       1,300          900

             --           --           --
     ----------   ----------   ----------
         24,925       12,509       23,022
     ----------   ----------   ----------

         (7,533)      (3,696)      (6,751)
        (18,295)      (7,522)     (15,371)




             --         (280)        (290)
             --         (903)        (844)



     ----------   ----------   ----------
        (25,828)     (12,401)     (23,256)
     ----------   ----------   ----------

        723,872     (152,859)    (404,181)
     ----------   ----------   ----------
        722,969     (152,751)    (404,415)
     ----------   ----------   ----------

      1,799,499    1,952,250    2,356,665
     ----------   ----------   ----------
     $2,522,468   $1,799,499   $1,952,250
     ==========   ==========   ==========

     $       75   $       (5)  $        4
     ==========   ==========   ==========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the
Periods Indicated.

                                      Net Asset                       Net Realized
                                        Value,           Net         and Unrealized                    Dividends from
                                     Beginning of     Investment     Gains (Losses)     Total From     Net Investment
                                        Period          Income       on Investments     Operations         Income
                                     ------------     ----------     --------------     ----------     --------------
CLASSIC INSTITUTIONAL CORE BOND FUND
Institutional Shares
 Period Ended March 31, 2005            $10.30            0.15             (0.14)          0.01           (0.14)
 Year Ended October 31, 2004**          $10.31            0.31              0.23           0.54           (0.32)
 Year Ended October 31, 2003            $10.00            0.30              0.35           0.65           (0.34)
 Year Ended October 31, 2002            $10.34            0.42             (0.29)          0.13           (0.42)
 Year Ended October 31, 2001            $ 9.66            0.59              0.70           1.29           (0.61)
 Year Ended October 31, 2000            $ 9.67            0.63             (0.02)          0.61           (0.62)
T Shares
 Period Ended March 31, 2005            $10.30            0.13             (0.13)            --           (0.13)
 Period Ended October 31,
   2004** (b)                           $10.25            0.01              0.06           0.07           (0.02)
L Shares
 Period Ended March 31, 2005            $10.30            0.11             (0.13)         (0.02)          (0.11)
 Period Ended October 31,
   2004** (b)                           $10.25            0.01              0.06           0.07           (0.02)
A Shares
 Period Ended March 31, 2005            $10.60            0.12(a)          (0.13) (a)     (0.01)          (0.13)
 Year Ended October 31, 2004**          $10.49            0.18              0.35           0.53           (0.19)
 Year Ended October 31, 2003            $10.08            0.29              0.34           0.63           (0.22)
 Period Ended October 31,
   2002 (c)                             $10.00            0.27              0.09           0.36           (0.28)
CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
Institutional Shares
 Period Ended March 31, 2005***         $ 9.84            0.21              0.02           0.23           (0.21)
 Period Ended May 31, 2004 (d)          $10.00            0.12(a)          (0.16) (a)     (0.04)          (0.12)
T Shares
 Period Ended March 31, 2005***         $ 9.84            0.19              0.03           0.22           (0.19)
 Period Ended May 31, 2004 (e)          $10.00            0.11(a)          (0.16) (a)     (0.05)          (0.11)
CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
Institutional Shares
 Period Ended March 31, 2005            $10.37            0.14             (0.21)         (0.07)          (0.14)
 Year Ended October 31, 2004**          $10.23            0.34              0.14           0.48           (0.34)
 Year Ended October 31, 2003            $10.12            0.37              0.15           0.52           (0.41)
 Year Ended October 31, 2002            $10.63            0.47             (0.23)          0.24           (0.50)
 Year Ended October 31, 2001            $ 9.96            0.57              0.68           1.25           (0.58)
 Year Ended October 31, 2000            $ 9.92            0.64              0.04           0.68           (0.64)
T Shares
 Period Ended March 31, 2005            $10.36            0.14             (0.21)         (0.07)          (0.13)
 Period Ended October 31,
   2004** (b)                           $10.32            0.02              0.04           0.06           (0.02)
L Shares
 Period Ended March 31, 2005            $10.36            0.11             (0.21)         (0.10)          (0.10)
 Period Ended October 31,
   2004** (b)                           $10.32            0.01              0.04           0.05           (0.01)
A Shares
 Period Ended March 31, 2005            $10.36            0.13             (0.21)         (0.08)          (0.12)
 Period Ended October 31,
   2004** (b)                           $10.32            0.02              0.04           0.06           (0.02)
CLASSIC INSTITUTIONAL LIMITED DURATION FUND
Institutional Shares
 Period Ended March 31, 2005            $ 9.98            0.08                --           0.08           (0.08)
 Year Ended October 31, 2004**          $ 9.98            0.11                --           0.11           (0.11)
 Year Ended October 31, 2003            $10.00            0.11             (0.02)          0.09           (0.11)
 Period Ended October 31,
   2002, (f)                            $10.00              --*               --             --*              --*
T Shares
 Period Ended March 31, 2005            $ 9.98            0.08                --           0.08           (0.08)
 Period Ended October 31,
   2004** (b)                           $ 9.98            0.01                --           0.01           (0.01)
L Shares
 Period Ended March 31, 2005            $ 9.98            0.07                --           0.07           (0.07)
 Period Ended October 31,
   2004** (b)                           $ 9.98            0.01                --           0.01           (0.01)


                                  Distributions         Total
                                  from Realized     Dividends and
                                  Capital Gains     Distributions
                                  -------------     -------------
CLASSIC INSTITUTIONAL CORE BOND
Institutional Shares
 Period Ended March 31, 2005         (0.05)             (0.19)
 Year Ended October 31, 2004**       (0.23)             (0.55)
 Year Ended October 31, 2003             --             (0.34)
 Year Ended October 31, 2002         (0.05)             (0.47)
 Year Ended October 31, 2001             --             (0.61)
 Year Ended October 31, 2000             --             (0.62)
T Shares
 Period Ended March 31, 2005         (0.05)             (0.18)
 Period Ended October 31,
   2004** (b)                            --             (0.02)
L Shares
 Period Ended March 31, 2005         (0.05)             (0.16)
 Period Ended October 31,
   2004** (b)                            --             (0.02)
A Shares
 Period Ended March 31, 2005         (0.05)             (0.18)
 Year Ended October 31, 2004**       (0.23)             (0.42)
 Year Ended October 31, 2003             --             (0.22)
 Period Ended October 31,
   2002 (c)                              --             (0.28)
CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
Institutional Shares
 Period Ended March 31, 2005***      (0.01)             (0.22)
 Period Ended May 31, 2004 (d)           --             (0.12)
T Shares
 Period Ended March 31, 2005***      (0.01)             (0.20)
 Period Ended May 31, 2004 (e)           --             (0.11)
CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
Institutional Shares
 Period Ended March 31, 2005         (0.08)             (0.22)
 Year Ended October 31, 2004**           --             (0.34)
 Year Ended October 31, 2003             --             (0.41)
 Year Ended October 31, 2002         (0.25)             (0.75)
 Year Ended October 31, 2001             --             (0.58)
 Year Ended October 31, 2000             --             (0.64)
T Shares
 Period Ended March 31, 2005         (0.08)             (0.21)
 Period Ended October 31,
   2004** (b)                            --             (0.02)
L Shares
 Period Ended March 31, 2005         (0.08)             (0.18)
 Period Ended October 31,
   2004** (b)                            --             (0.01)
A Shares
 Period Ended March 31, 2005         (0.08)             (0.20)
 Period Ended October 31,
   2004** (b)                            --             (0.02)
CLASSIC INSTITUTIONAL LIMITED DURATION FUND
Institutional Shares
 Period Ended March 31, 2005             --*            (0.08)
 Year Ended October 31, 2004**           --             (0.11)
 Year Ended October 31, 2003             --             (0.11)
 Period Ended October 31,
   2002, (f)                             --                --*
T Shares
 Period Ended March 31, 2005             --*            (0.08)
 Period Ended October 31,
   2004** (b)                            --             (0.01)
L Shares
 Period Ended March 31, 2005             --*            (0.07)
 Period Ended October 31,
   2004** (b)                            --             (0.01)

                                                                                          Ratio of
                                                                   Ratio of              Expenses to
Net Assets             Net Assets,          Ratio of            Net Investment       Average Net Assets     Portfolio
Value, End    Total       End of        Net Expenses to           Income to          (Excluding Waivers     Turnover
of Period    Return+   Period (000)   Average Net Assets++   Average Net Assets++   and Expense Offset)++     Rate
----------   -------   ------------   --------------------   --------------------   ---------------------   ---------
  $10.12       0.09%     $176,537             0.37%                  3.12%                   0.37%             150%

  $10.30       5.49%     $ 56,019             0.45%                  3.03%                   0.59%             330%

  $10.31       6.58%     $ 33,662             0.45%                  3.10%                   0.51%             463%

  $10.00       1.38%     $ 80,727             0.45%                  4.08%                   0.70%             502%

  $10.34      13.82%     $ 52,034             0.45%                  5.85%                   0.70%             492%

  $ 9.66       6.63%     $ 58,099             0.45%                  6.57%                   0.63%             522%

  $10.12       0.03%     $120,967             0.45%                  2.95%                   0.62%             150%

  $10.30       0.67%     $      1             0.56%                  3.06%                   0.71%             330%

  $10.12      (0.17)%    $      1             1.01%                  2.50%                   1.37%             150%

  $10.30       0.65%     $      1             1.10%                  2.71%                   1.41%             330%

  $10.41      (0.11)%    $    267             0.62%                  2.78%                   0.62%             150%

  $10.60       5.22%     $    417             0.70%                  2.80%                   0.83%             330%

  $10.49       6.24%     $    303             0.68%                  2.66%                   0.68%             463%

  $10.08       3.69%     $    166             0.80%                  3.30%                   1.11%             502%

  $ 9.85       2.30%     $ 38,535             0.66%                  2.51%                   0.90%             290%

  $ 9.84      (0.37)%    $ 25,506             0.65%                  2.09%                   0.92%              31%

  $ 9.86       2.26%     $ 25,446             0.82%                  2.33%                   0.94%             290%

  $ 9.84      (0.52)%    $108,782             0.82%                  2.00%                   1.04%              31%

  $10.08      (0.75)%    $ 47,981             0.29%                  3.25%                   0.29%              94%

  $10.37       4.73%     $ 35,848             0.45%                  3.25%                   0.59%             130%

  $10.23       5.16%     $ 28,689             0.45%                  3.42%                   0.56%             277%

  $10.12       2.47%     $ 40,284             0.45%                  4.63%                   0.73%             237%

  $10.63      12.87%     $ 26,192             0.45%                  5.50%                   0.76%             431%

  $ 9.96       7.08%     $ 11,207             0.45%                  6.44%                   0.88%             342%

  $10.08      (0.74)%    $  7,196             0.48%                  3.12%                   0.48%              94%

  $10.36       0.53%     $      1             0.71%                  2.63%                   0.71%             130%

  $10.08      (0.96)%    $      1             0.91%                  2.47%                   1.36%              94%

  $10.36       0.51%     $      1             1.00%                  2.22%                   1.41%             130%

  $10.08      (0.82)%    $      1             0.63%                  2.84%                   0.63%              94%

  $10.36       0.53%     $      1             0.71%                  2.58%                   0.71%             130%

  $ 9.98       0.84%     $ 83,315             0.16%                  2.12%                   0.16%              12%

  $ 9.98       1.09%     $129,259             0.20%                  1.04%                   0.26%             101%

  $ 9.98       0.92%     $146,513             0.20%                  1.10%                   0.26%             244%

  $10.00         --(p)   $ 12,298               --(p)                  --(p)                   --(p)            --(p)

  $ 9.98       0.82%     $      1             0.21%                  2.11%                   0.21%              12%

  $ 9.98       0.08%     $      1             0.37%                  1.46%                   0.37%             101%

  $ 9.98       0.67%     $      1             0.58%                  1.75%                   0.58%              12%

  $ 9.98       0.06%     $      1             0.71%                  1.12%                   0.71%             101%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the
Periods Indicated.

                                      Net Asset                       Net Realized
                                        Value,           Net         and Unrealized                    Dividends from
                                     Beginning of     Investment     Gains (Losses)     Total From     Net Investment
                                        Period          Income       on Investments     Operations         Income
                                     ------------     ----------     --------------     ----------     --------------
CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
Institutional Shares
 Period Ended March 31, 2005***         $10.02            0.20             (0.09)          0.11            (0.20)
 Year Ended May 31, 2004                $10.24            0.19(a)          (0.15) (a)      0.04            (0.19)
 Year Ended May 31, 2003                $10.03            0.24              0.36           0.60            (0.24)
 Period Ended May 31, 2002 (g)          $10.00            0.01              0.03           0.04            (0.01)
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
Institutional Shares
 Period Ended March 31, 2005***         $ 2.01            0.03             (0.01)          0.02            (0.03)
 Year Ended May 31, 2004                $ 2.02            0.03(a)          (0.01) (a)      0.02            (0.03)
 Year Ended May 31, 2003                $ 2.00            0.04              0.02           0.06            (0.04)
 Period Ended May 31, 2002 (h)          $ 2.00            0.01                --           0.01            (0.01)
T Shares
 Period Ended March 31, 2005***         $ 2.00            0.03             (0.01)          0.02            (0.03)
 Year Ended May 31, 2004                $ 2.01            0.03(a)          (0.01) (a)      0.02            (0.03)
 Period Ended May 31, 2003 (i)          $ 2.02            0.02             (0.01)          0.01            (0.02)
CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
Institutional Shares
 Period Ended March 31, 2005***         $ 9.81            0.31              0.16           0.47            (0.31)
 Period Ended May 31, 2004 (j)          $10.00            0.19(a)          (0.18) (a)      0.01            (0.20)
T Shares
 Period Ended March 31, 2005***         $ 9.81            0.30(a)           0.17(a)        0.47            (0.30)
 Period Ended May 31, 2004 (k)          $10.20            0.11(a)          (0.38) (a)     (0.27)           (0.12)
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
Institutional Shares
 Period Ended March 31, 2005***         $ 2.00            0.04             (0.01)          0.03            (0.04)
 Year Ended May 31, 2004                $ 2.01            0.03(a)          (0.01) (a)      0.02            (0.03)
 Year Ended May 31, 2003                $ 2.00            0.04              0.01           0.05            (0.04)
 Period Ended May 31, 2002 (l)          $ 2.00            0.01                --           0.01            (0.01)
L Shares
 Period Ended March 31, 2005***         $ 9.93            0.14(a)          (0.01) (a)      0.13            (0.16)
 Year Ended May 31, 2004                $10.01            0.10(a)          (0.05) (a)      0.05            (0.13)
 Period Ended May 31, 2003 (m)          $10.00            0.02             (0.01)          0.03            (0.02)
SEIX INSTITUTIONAL HIGH YIELD FUND
Institutional Shares
 Period Ended March 31, 2005            $11.42            0.29             (0.35)         (0.06)           (0.29)
 Year Ended October 31, 2004**          $11.09            0.72              0.35           1.07            (0.72)
 Year Ended October 31, 2003            $10.17            0.68              0.92           1.60            (0.68)
 Year Ended October 31, 2002            $10.40            0.63             (0.20)          0.43            (0.63)
 Period Ended October 31,
   2001 (n)                             $10.00            0.64              0.36           1.00            (0.60)
T Shares
 Period Ended March 31, 2005            $11.42            0.28             (0.35)         (0.07)           (0.28)
 Period Ended October 31,
   2004** (b)                           $11.32            0.04              0.10           0.14            (0.04)
L Shares
 Period Ended March 31, 2005            $11.42            0.26             (0.36)         (0.10)           (0.26)
 Period Ended October 31,
   2004** (b)                           $11.32            0.04              0.10           0.14            (0.04)
A Shares
 Period Ended March 31, 2005            $11.18            0.28             (0.35)         (0.07)           (0.28)
 Year Ended October 31, 2004**          $10.75            0.56              0.45           1.01            (0.56)
 Year Ended October 31, 2003            $ 9.78            0.68              0.82           1.50            (0.53)
 Period Ended October 31,
   2002 (o)                             $10.00            0.54             (0.22)          0.32            (0.51)


                                  Distributions         Total
                                  from Realized     Dividends and
                                  Capital Gains     Distributions
                                  -------------     -------------
CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
Institutional Shares
 Period Ended March 31, 2005***      (0.02)             (0.22)
 Year Ended May 31, 2004             (0.07)             (0.26)
 Year Ended May 31, 2003             (0.15)             (0.39)
 Period Ended May 31, 2002 (g)           --             (0.01)
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
Institutional Shares
 Period Ended March 31, 2005***          --             (0.03)
 Year Ended May 31, 2004                 --             (0.03)
 Year Ended May 31, 2003                 --*            (0.04)
 Period Ended May 31, 2002 (h)           --             (0.01)
T Shares
 Period Ended March 31, 2005***          --             (0.03)
 Year Ended May 31, 2004                 --             (0.03)
 Period Ended May 31, 2003 (i)           --*            (0.02)
CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
Institutional Shares
 Period Ended March 31, 2005***          --             (0.31)
 Period Ended May 31, 2004 (j)           --             (0.20)
T Shares
 Period Ended March 31, 2005***          --             (0.30)
 Period Ended May 31, 2004 (k)           --             (0.12)
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND
Institutional Shares
 Period Ended March 31, 2005***          --             (0.04)
 Year Ended May 31, 2004                 --             (0.03)
 Year Ended May 31, 2003                 --*            (0.04)
 Period Ended May 31, 2002 (l)           --             (0.01)
L Shares
 Period Ended March 31, 2005***          --             (0.16)
 Year Ended May 31, 2004                 --             (0.13)
 Period Ended May 31, 2003 (m)           --             (0.02)
SEIX INSTITUTIONAL HIGH YIELD FUND
Institutional Shares
 Period Ended March 31, 2005         (0.13)             (0.42)
 Year Ended October 31, 2004**       (0.02)             (0.74)
 Year Ended October 31, 2003             --             (0.68)
 Year Ended October 31, 2002         (0.03)             (0.66)
 Period Ended October 31,
   2001 (n)                              --             (0.60)
T Shares
 Period Ended March 31, 2005         (0.13)             (0.41)
 Period Ended October 31,
   2004** (b)                            --             (0.04)
L Shares
 Period Ended March 31, 2005         (0.13)             (0.39)
 Period Ended October 31,
   2004** (b)                            --             (0.04)
A Shares
 Period Ended March 31, 2005         (0.13)             (0.41)
 Year Ended October 31, 2004**       (0.02)             (0.58)
 Year Ended October 31, 2003             --             (0.53)
 Period Ended October 31,
   2002 (o)                          (0.03)             (0.54)

                                                                                           Ratio of
                                                                    Ratio of              Expenses to
Net Assets              Net Assets,          Ratio of            Net Investment       Average Net Assets     Portfolio
Value, End    Total        End of        Net Expenses to           Income to          (Excluding Waivers     Turnover
of Period    Return++   Period (000)   Average Net Assets++   Average Net Assets++   and Expense Offset)++     Rate
----------   --------   ------------   --------------------   --------------------   ---------------------   ---------

  $ 9.91        1.05%    $   32,821            0.42%                  2.33%                   0.97%              70%

  $10.02        0.48%    $   35,609            0.50%                  1.90%                   1.00%              70%

  $10.24        6.08%    $   20,777            0.52%                  2.32%                   1.02%             146%

  $10.03        0.41%    $   16,176            0.57%                  2.60%                   1.07%              --%

  $ 2.00        1.22%    $   74,259            0.31%                  1.89%                   0.81%              44%

  $ 2.01        1.01%    $  112,453            0.31%                  1.50%                   0.86%              83%

  $ 2.02        3.16%    $  146,590            0.31%                  1.84%                   0.86%              56%

  $ 2.00        0.30%    $   33,730            0.36%                  2.44%                   0.91%              30%

  $ 1.99        1.06%    $  138,716            0.51%                  1.75%                   0.82%              44%

  $ 2.00        0.81%    $  137,387            0.51%                  1.31%                   0.86%              83%

  $ 2.01        0.64%    $   69,797            0.57%                  1.43%                   0.92%              56%

  $ 9.97        4.86%    $   57,761            0.58%                  3.42%                   0.74%             308%

  $ 9.81        0.03%    $   15,553            0.56%                  3.05%                   0.90%             121%

  $ 9.98        4.81%    $    6,336            0.72%                  3.64%                   0.87%             308%

  $ 9.81       (2.69)%   $   31,937            0.72%                  2.96%                   1.03%             121%

  $ 1.99        1.36%    $   49,623            0.18%                  2.02%                   0.71%              42%

  $ 2.00        1.01%    $   77,360            0.24%                  1.25%                   0.77%             109%

  $ 2.01        2.80%    $   95,277            0.23%                  1.76%                   0.76%              87%

  $ 2.00        0.32%    $   28,138            0.30%                  2.42%                   0.83%              34%

  $ 9.90        1.32%    $   13,069            0.47%                  1.70%                   0.88%              42%

  $ 9.93        0.47%    $   38,159            0.47%                  1.01%                   0.94%             109%

  $10.01        0.27%    $   23,758            0.47%                  0.99%                   1.06%              87%

  $10.94       (0.53)%   $1,391,879            0.51%                  6.22%                   0.57%              42%

  $11.42        9.97%    $1,689,327            0.55%                  6.48%                   0.64%              73%

  $11.09       16.10%    $1,057,993            0.55%                  6.67%                   0.67%             108%

  $10.17        4.21%    $   82,017            0.55%                  6.80%                   1.07%              97%

  $10.40       10.14%    $    4,641            0.55%                  7.33%                   3.98%             466%

  $10.94       (0.59)%   $    2,779            0.66%                  6.09%                   0.72%              42%

  $11.42        1.22%    $    1,781            0.68%                  6.62%                   0.72%              73%

  $10.93       (0.89)%   $    3,260            1.14%                  5.46%                   1.54%              42%

  $11.42        1.20%    $        1            1.18%                  6.29%                   1.41%              73%

  $10.70       (0.64)%   $    9,706            0.78%                  6.12%                   0.85%              42%

  $11.18        9.73%    $   15,975            0.80%                  6.22%                   0.88%              73%

  $10.75       15.72%    $   14,992            0.90%                  6.45%                   0.93%             108%

  $ 9.78        3.29%    $    9,877            0.89%                  6.53%                   1.20%              97%

      See notes to financial highlights and notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the
Periods Indicated.

                                Net Asset                       Net Realized
                                  Value,           Net         and Unrealized                    Dividends from     Distributions
                               Beginning of     Investment     Gains (Losses)     Total From     Net Investment     from Realized
                                  Period          Income       on Investments     Operations         Income         Capital Gains
                               ------------     ----------     --------------     ----------     --------------     -------------
CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
Institutional Shares
 Period Ended March 31,
   2005***                        $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2004          $1.00            0.01              --              0.01            (0.01)               --*
 Year Ended May 31, 2003          $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2002          $1.00            0.03              --              0.03            (0.03)               --
 Year Ended May 31, 2001          $1.00            0.06              --              0.06            (0.06)               --
 Year Ended May 31, 2000          $1.00            0.05              --              0.05            (0.05)               --
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Institutional Shares
 Period Ended March 31,
   2005***                        $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2004          $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2003          $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2002          $1.00            0.03              --              0.03            (0.03)               --
 Year Ended May 31, 2001          $1.00            0.06              --              0.06            (0.06)               --
 Year Ended May 31, 2000          $1.00            0.05              --              0.05            (0.05)               --
CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
Institutional Shares
 Period Ended March 31,
   2005***                        $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2004          $1.00            0.01              --              0.01            (0.01)               --*
 Year Ended May 31, 2003          $1.00            0.01              --              0.01            (0.01)               --*
 Year Ended May 31, 2002          $1.00            0.02              --              0.02            (0.02)               --
 Year Ended May 31, 2001          $1.00            0.06              --              0.06            (0.06)               --
 Year Ended May 31, 2000          $1.00            0.05              --              0.05            (0.05)               --
Corporate Trust Shares
 Period Ended March 31,
   2005***                        $1.00            0.01              --              0.01            (0.01)               --
 Year Ended May 31, 2004          $1.00            0.01              --              0.01            (0.01)               --*
 Year Ended May 31, 2003          $1.00            0.01              --              0.01            (0.01)               --*
 Year Ended May 31, 2002          $1.00            0.02              --              0.02            (0.02)               --
 Year Ended May 31, 2001          $1.00            0.05              --              0.05            (0.05)               --
 Period Ended May 31,
   2000(a)                        $1.00            0.05              --              0.05            (0.05)               --

                                                                                                       Ratio of
                                                                               Ratio of Net           Expenses to
    Total       Net Assets             Net Assets,          Ratio of         Investment Income    Average Net Assets
Dividends and   Value, End    Total       End of        Net Expenses to         to Average        (Excluding Waivers
Distributions   of Period    Return+   Period (000)   Average Net Assets++     Net Assets++      and Expense Offset)++
-------------   ----------   -------   ------------   --------------------   -----------------   ---------------------
    (0.01)        $1.00        1.43%    $2,591,527            0.19%                1.71%                  0.26%

    (0.01)        $1.00        0.86%    $2,368,849            0.25%                0.86%                  0.29%

    (0.01)        $1.00        1.46%    $2,985,750            0.25%                1.45%                  0.29%

    (0.03)        $1.00        2.68%    $3,409,606            0.25%                2.61%                  0.29%

    (0.06)        $1.00        6.13%    $3,229,400            0.25%                5.91%                  0.30%

    (0.05)        $1.00        5.56%    $2,311,685            0.25%                5.42%                  0.30%

    (0.01)        $1.00        1.36%    $  894,653            0.25%                1.63%                  0.26%

    (0.01)        $1.00        0.82%    $  858,260            0.27%                0.82%                  0.29%

    (0.01)        $1.00        1.40%    $1,040,066            0.26%                1.39%                  0.29%

    (0.03)        $1.00        2.61%    $1,025,714            0.27%                2.49%                  0.30%

    (0.06)        $1.00        5.98%    $  896,189            0.26%                5.72%                  0.29%

    (0.05)        $1.00        5.39%    $  650,626            0.25%                5.27%                  0.29%

    (0.01)        $1.00        1.31%    $  697,095            0.25%                1.62%                  0.26%

    (0.01)        $1.00        0.77%    $  420,948            0.26%                0.71%                  0.29%

    (0.01)        $1.00        1.30%    $  653,340            0.26%                1.23%                  0.29%

    (0.02)        $1.00        2.28%    $  551,599            0.26%                2.25%                  0.30%

    (0.06)        $1.00        5.74%    $  580,227            0.27%                5.44%                  0.30%

    (0.05)        $1.00        5.25%    $  329,725            0.25%                5.17%                  0.31%

    (0.01)        $1.00        1.14%    $1,825,373            0.44%                1.38%                  0.45%

    (0.01)        $1.00        0.57%    $1,378,551            0.46%                0.51%                  0.49%

    (0.01)        $1.00        1.10%    $1,298,910            0.46%                1.05%                  0.49%

    (0.02)        $1.00        2.08%    $1,805,066            0.46%                2.11%                  0.50%

    (0.05)        $1.00        5.53%    $1,303,630            0.46%                5.38%                  0.50%

    (0.05)        $1.00        5.02%    $1,138,541            0.45%                4.93%                  0.49%

      See notes to financial highlights and notes to financial statements.

NOTES TO FINANCIAL HIGHLIGHTS

+ Total return excludes sales charge. Not annualized for periods less than one year.

++  Annualized for periods less than one year.

(a) Per share data calculated using average shares method.

(b) Commenced operations on October 11, 2004.

(c) Commenced operations on January 25, 2002.

(d) Commenced operations on October 27, 2003.

(e) Commenced operations on November 13, 2003.

(f) Commenced operations on October 25, 2002.

(g) Commenced operations on May 14, 2002.

(h) Commenced operations on April 15, 2002.

(i) Commenced operations on October 3, 2002.

(j) Commenced operations on October 15, 2003.

(k) Commenced operations on January 14, 2004.

(l) Commenced operations on April 11, 2002.

(m) Commenced operations on April 16, 2003.

(n) Commenced operations on December 29, 2000.

(o) Commenced operations on December 21, 2001.

(p) Amounts are not meaningful due to the short period of operations.

(q) Commenced operations on June 3, 1999.

*   Amount less than $0.005.

** Effective November 1, 2003, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 3.) The cumulative effect of this change in methodology was immaterial to all Funds except for the Seix Institutional High Yield Fund as noted below:

                                                                                        CHANGE TO RATIO OF NET INVESTMENT
                                                            CHANGE TO NET                 INCOME TO AVERAGE NET ASSETS
                                         CHANGE TO           REALIZED AND       -------------------------------------------------
                                       NET INVESTMENT      UNREALIZED GAINS     INSTITUTIONAL
                                      INCOME PER SHARE    (LOSSES) PER SHARE       SHARES        T SHARES    L SHARES    A SHARES
                                      ----------------    ------------------    -------------    --------    --------    --------
      Seix Institutional High
        Yield Fund................          0.01                (0.01)              0.06%         1.06%       0.84%       0.05%

*** Effective June 1, 2004, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 3.) The cumulative effect of this change in methodology was immaterial to all Funds except for the Funds noted below:

                                                                                              CHANGE TO RATIO OF NET INVESTMENT
                                                                        CHANGE TO NET           INCOME TO AVERAGE NET ASSETS
                                                     CHANGE TO           REALIZED AND       -------------------------------------
                                                   NET INVESTMENT      UNREALIZED GAINS     INSTITUTIONAL
                                                  INCOME PER SHARE    (LOSSES) PER SHARE       SHARES        T SHARES    L SHARES
                                                  ----------------    ------------------    -------------    --------    --------
      Classic Institutional High Quality Bond
        Fund..................................          0.01                (0.01)              0.11%         0.02%
      Classic Institutional Total Return Bond
        Fund..................................          0.01                (0.01)              0.20%         0.03%
      Classic Institutional U.S. Government
        Super Short Income Plus Fund..........          0.01                (0.01)              0.24%                     0.04%

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2005

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 49 funds as of March 31, 2005. The financial statements presented herein are those of the Classic Institutional Core Bond Fund, Classic Institutional High Quality Bond Fund, the Classic Institutional Intermediate Bond Fund, the Classic Institutional Limited Duration Fund, the Classic Institutional Short-Term Bond Fund, the Classic Institutional Super Short Income Plus Fund, the Classic Institutional Total Return Bond Fund, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund, the Seix Institutional High Yield Fund, the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund (each a "Fund" and collectively the "Funds"). The Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, and Seix Institutional High Yield Fund may offer Institutional Shares, T Shares, L Shares and A Shares. The Classic Institutional High Quality Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund may offer Institutional Shares and T Shares. The Classic Institutional Limited Duration Fund may offer Institutional Shares, T Shares and L Shares. The Classic Institutional Short-Term Bond Fund, Classic Institutional Cash Management Money Market Fund and Classic Institutional U.S. Government Securities Money Market Fund may offer Institutional Shares only. The Classic Institutional U.S. Government Securities Super Short Income Plus Fund may offer Institutional Shares and L Shares and the Classic Institutional U.S. Treasury Securities Money Market Fund may offer Institutional Shares and Corporate Trust Shares. The Trust is authorized to issue an unlimited number of shares without par value. Shareholders have no preemptive rights. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

At a regular meeting of the Board of Trustees (the "Board") on February 15, 2005, the Board voted to change the fiscal and tax year ends of the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Fund and Seix Institutional High Yield Fund from October 31 to March 31, and from May 31 to March 31 for the remaining Funds.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Reorganization

The Trust entered into an agreement and plan of reorganization with the Seix Funds, Inc. (the "Seix Funds") pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the Seix Funds were transferred to a corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on October 11, 2004, following approval by shareholders of the Seix Funds at a special shareholder meeting on September 23, 2004. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

STI CLASSIC FUNDS  March 31, 2005

                          Before Reorganization            After
                       ---------------------------    Reorganization
                                     Institutional   -----------------
                        Seix Core      Core Bond       Institutional
                        Bond Fund        Fund        Core Bond Fund(c)
                       -----------   -------------   -----------------
Shares...............    5,493,647         --             5,493,647
Net Assets...........  $56,294,611        $--           $56,294,611
Net Asset Value:
Institutional
  Shares.............                      --           $     10.25
I Shares(a)..........  $     10.25         --
A Shares.............                      --           $     10.55
P Shares(b)..........  $     10.55         --

------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) A Shares were issued in exchange for P Shares in conjunction with the reorganization.

(c) The STI Classic Institutional Core Bond Fund retained the financial history of the Seix Core Bond Fund.

                                                            After
                            Before Reorganization       Reorganization
                         ----------------------------   --------------
                             Seix       Institutional   Institutional
                         Intermediate   Intermediate     Intermediate
                          Bond Fund       Bond Fund      Bond Fund(b)
                         ------------   -------------   --------------
Shares.................    3,422,155          --           3,422,155
Net Assets.............  $35,313,376         $--         $35,313,376
Net Asset Value:
Institutional Shares...                       --         $     10.32
I Shares(a)............  $     10.32          --

------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) The STI Classic Institutional Intermediate Bond Fund retained the financial history of the Seix Intermediate Bond Fund.

                                                            After
                           Before Reorganization        Reorganization
                       ------------------------------   --------------
                                            Seix             Seix
                         Seix High      Institutional   Institutional
                           Yield         High Yield       High Yield
                            Fund            Fund           Fund(c)
                       --------------   -------------   --------------
Shares...............     142,460,313         --           142,460,313
Net Assets...........  $1,612,034,091        $--        $1,612,034,091
Net Asset Value:
Institutional
  Shares.............                         --        $        11.32
I Shares(a)..........  $        11.32         --
A Shares.............                         --        $        11.08
P Shares(b)..........  $        11.08         --

------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) A Shares were issued in exchange for P Shares in conjunction with the reorganization.

(c) The Seix Institutional High Yield Fund retained the financial history of the Seix High Yield Fund.

                                                            After
                            Before Reorganization       Reorganization
                         ----------------------------   --------------
                             Seix       Institutional   Institutional
                           Limited         Limited         Limited
                           Duration       Duration         Duration
                             Fund           Fund           Fund(b)
                         ------------   -------------   --------------
Shares.................    13,000,589         --           13,000,589
Net Assets.............  $129,705,443        $--         $129,705,443
Net Asset Value:
Institutional Shares...                       --         $       9.98
I Shares(a)............  $       9.98         --

------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) The STI Classic Institutional Limited Duration Fund retained the financial history of the Seix Limited Duration Fund.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' administrator shall seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures will be performed and monitored by a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased.

     Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, security transactions are reported on trade date. Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

     Effective November 1, 2003, the following Funds changed their amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of this accounting change had no impact on total net assets of each Fund, but resulted in the following reclasses (in thousands):

                                                      Change in
                                        Change in     Unrealized
                                        Interest    Appreciation/
                                         Income     (Depreciation)
                                        ---------   --------------
         Classic Institutional Core
           Bond Fund..................    $ (2)         $   2
         Classic Institutional
           Intermediate Bond Fund.....      (1)             1
         Seix Institutional High Yield
           Fund.......................     815           (815)
         Classic Institutional Limited
           Duration Fund..............       1             (1)

     Effective June 1, 2004, the following Funds changed their amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of the accounting change had no impact on total net assets of each Fund, but resulted in the following reclasses (in thousands):

                                                      Change in
                                        Change in     Unrealized
                                        Interest    Appreciation/
                                         Income     (Depreciation)
                                        ---------   --------------
         Classic Institutional High
           Quality Bond Fund..........    $ 61          $ (61)
         Classic Institutional
           Short-Term Bond Fund.......      12            (12)
         Classic Institutional Super
           Short Income Plus Fund.....     216           (216)
         Classic Institutional Total
           Return Bond Fund...........      61            (61)
         Classic Institutional U.S.
           Government Securities Super
           Short Income Plus Fund.....     158           (158)
         Classic Institutional Cash
           Management Money Market
           Fund.......................      --             --
         Classic Institutional U.S.
           Government Securities Money
           Market Fund................      --             --
         Classic Institutional U.S.
           Treasury Securities Money
           Market Fund................      --             --

     The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting methodology.

STI CLASSIC FUNDS  March 31, 2005

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     TBA Purchase Commitments -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     Mortgage Dollar Rolls -- The Funds may enter into mortgage dollar rolls (principally using TBA's) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

     The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee. As of March 31, 2005, the Classic Institutional Core Bond Fund and Classic Institutional Total Return Bond Fund had open mortgage dollar rolls.

     Redemption Fees -- The Funds may charge a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund. There were no redemption fees for the period ended March 31, 2005.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     Classes -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     Offering Costs -- Offering costs of the Classic Institutional High Quality Bond Fund and Classic Institutional Total Return Bond Fund, which commenced operations on October 27, 2003 and October 15, 2003, respectively, include costs of printing initial prospectuses and registration fees, are being amortized to expenses over the first 12 months of operations.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. paydown reclasses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly-owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day.

4. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

     Under terms of the agreements, the Funds are charged the following annual fees which are computed daily and paid monthly based upon average daily net assets:

                                        Maximum    Net    Net
                                         Annual    Fees   Fees
                                        Advisory   Paid   Paid
                                          Fee      2005   2004
                                        --------   ----   ----
      Classic Institutional Core Bond
        Fund..........................    0.25%    0.25%  0.11%
      Classic Institutional High
        Quality Bond Fund.............    0.50     0.39   0.40
      Classic Institutional
        Intermediate Bond Fund........    0.25     0.25   0.10
      Classic Institutional Limited
        Duration Fund.................    0.10     0.10   0.05
      Classic Institutional Short-Term
        Bond Fund.....................    0.60     0.35   0.35
      Classic Institutional Super
        Short Income Plus Fund........    0.50     0.20   0.20
      Classic Institutional Total
        Return Bond Fund..............    0.45     0.35   0.35
      Classic Institutional U.S.
        Government Securities Super
        Short Income Plus Fund........    0.40     0.12   0.12
      Seix Institutional High Yield
        Fund..........................    0.50     0.44   0.41
      Classic Institutional Cash
        Management Money Market
        Fund..........................    0.20     0.13   0.17
      Classic Institutional U.S.
        Government Securities Money
        Market Fund...................    0.20     0.19   0.19
      Classic Institutional U.S.
        Treasury Securities Money
        Market Fund...................    0.20     0.19   0.19

     The Investment Adviser has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and BISYS Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement, under which the Administrator provides administrative, fund accounting and transfer agent services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,500 per class annum, applicable to each additional class of shares over 145 classes of shares.

     Prior to July 26, 2004, SEI Investments Global Funds Services ("SEI") served as the Administrator (for all Funds except for the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Fund and Seix Institutional High Yield Fund) and provided administrative

STI CLASSIC FUNDS  March 31, 2005

     services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of:
     0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion. SEI had voluntarily agreed to waive all or a portion of their fees and to reimburse Fund expenses. The Administration Fees waived on the Statements of Operations for the period ended March 31, 2005, were waived by SEI. For the period of June 1, 2004 to July 23, 2004, SEI received fees totaling $2,333,093 from the Trust for its services.

     Per the executed Master Services Agreement, BISYS Fund Services Ohio, Inc. has agreed to pay a total of $325,000 per annum towards the insurance premiums payable annually by the Trust and the STI Classic Variable Trust. $300,000 will be paid towards the premium for the Directors and Officers Liability/Errors and Omissions Insurance Policy, and $25,000 will be paid towards the premium for the Fidelity Bond Policy.

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Agreement. The Distributor will receive no fees for its distribution services under this agreement for the Institutional, Corporate Trust, and T Shares of any Fund. The Distributor receives compensation with respect to the L Shares and A Shares. These plans are in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Funds will pay fees of 0.75% of the average daily net assets of the L Shares, computed daily and paid monthly, except the L Shares of the Classic Institutional Limited Duration Fund and Classic Institutional U.S. Government Securities Super Short Income Plus Fund, and a rate of 0.25% of the average daily net assets of A Shares, computed daily and paid monthly. In addition, L Shares are subject to a service fee of 0.25% of the average daily net assets of the L Shares computed daily and paid monthly.

Annualized fees received by the Distributor are outlined below:

                                                                Maximum
                                                                L Share      Net    Net      Maximum      Net    Net
                                                              Distribution   Fees   Fees     A Share      Fees   Fees
                                                                  and        Paid   Paid   Distribution   Paid   Paid
                                                              Service Fee    2005   2004       Fee        2005   2004
                                                              ------------   ----   ----   ------------   ----   ----
Classic Institutional Core Bond Fund........................      1.00%      0.63%  0.63%     0.25%       0.25%  0.25%
Classic Institutional Intermediate Bond Fund................      1.00       0.61   0.61      0.25        0.25   0.25
Classic Institutional Limited Duration Fund.................      0.25       0.25   0.25       N/A        N/A    N/A
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund..........................................      0.40       0.27   0.21       N/A        N/A    N/A
Seix Institutional High Yield Fund..........................      1.00       0.65   0.65      0.25        0.25   0.25

     The Distributor has voluntarily agreed to waive all or a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

     Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor (for all Funds except for the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Fund and Seix Institutional High Yield Fund). SEI Investments Distribution Co. had voluntarily agreed to waive all or a portion of its fees and to reimburse fund expenses.

     Shareholder Servicing Agreement -- The Classic Institutional U.S. Treasury Securities Money Market Fund has adopted a Shareholder Services Plan for the Corporate Trust Shares. The Fund pays SunTrust Bank ("SunTrust") a monthly shareholder services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Corporate Trust Shares, computed daily and paid monthly, which may be used by SunTrust to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own Corporate Trust Shares of the Fund. The Fund is currently paying SunTrust an annual rate of 0.20%.

     The Classic Institutional Core Bond Fund, Classic Institutional High Quality Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Fund, Classic Institutional Short-Term Bond Fund,

     Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund, and Classic Institutional U.S. Government Securities Super Short Income Plus Fund have adopted a Shareholder Services Plan whereby each Fund pays SunTrust a monthly shareholder services fee based upon the respective average daily net assets of each class which is computed daily and paid monthly, as outlined below. This fee may be used by SunTrust to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own shares of the Fund. SunTrust has voluntarily agreed to waive all or a portion of its fees. These fee waivers are voluntary and may be terminated at any time.

Annualized fees received by SunTrust are outlined below:

                                       Maximum                                                               Maximum
                                        Annual                                                               Annual
                                     Shareholder                                                           Shareholder    Net Fees
                                     Service Fee           Net Fees Paid 2005       Net Fees Paid 2004     Service Fee   Paid 2005
                                (Institutional Shares)   (Institutional Shares)   (Institutional Shares)   (T Shares)    (T Shares)
                                ----------------------   ----------------------   ----------------------   -----------   ----------
Classic Institutional Core
  Bond Fund...................           0.25%                      --%                      --%              0.40%        0.09%
Classic Institutional High
  Quality Bond Fund...........           0.25                     0.19                     0.09               0.40         0.36
Classic Institutional
  Intermediate Bond Fund......           0.25                       --                       --               0.40         0.20
Classic Institutional Limited
  Duration Fund...............           0.25                       --                       --               0.40         0.10
Classic Institutional
  Short-Term Bond Fund........           0.25                       --                       --                N/A          N/A
Classic Institutional Super
  Short Income Plus Fund......           0.25                     0.05                       --               0.40         0.24
Classic Institutional Total
  Return Bond Fund............           0.20                     0.14                       --               0.40         0.30
Classic Institutional U.S.
  Government Securities Super
  Short Income Plus Fund......           0.25                       --                       --                N/A          N/A
Seix Institutional High Yield
  Fund........................           0.25                       --                       --               0.40         0.15


                                 Net Fees
                                Paid 2004
                                (T Shares)
                                ----------
Classic Institutional Core
  Bond Fund...................    0.25%
Classic Institutional High
  Quality Bond Fund...........    0.29
Classic Institutional
  Intermediate Bond Fund......    0.20
Classic Institutional Limited
  Duration Fund...............    0.10
Classic Institutional
  Short-Term Bond Fund........     N/A
Classic Institutional Super
  Short Income Plus Fund......    0.20
Classic Institutional Total
  Return Bond Fund............    0.20
Classic Institutional U.S.
  Government Securities Super
  Short Income Plus Fund......     N/A
Seix Institutional High Yield
  Fund........................    0.15

     Transfer Agency Agreements -- Prior to July 26, 2004, Federated Services Company provided transfer agency services for all Funds except for the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Fund and Seix Institutional High Yield Fund.

     The Trust and SunTrust Securities, Inc. ("STS"), a wholly-owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides certain transfer agency account activity processing and servicing. The transfer agent shareholder service fees are based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are presented on the Statements of Operations as Transfer Agent Shareholder Servicing Fees.

     Prior to October 11, 2004, Investors Bank & Trust Company served as the predecessor funds' administrator, custodian and transfer agent. Quasar Distributors, LLC served as the predecessor funds' distributor. All distribution fees for Class A Shares prior to October 11, 2004 were paid to Quasar Distributors, LLC.

     Custodian Agreement -- SunTrust Bank acts as custodian for all of the Funds. The custodian is paid on the basis of net assets and transaction costs of the Funds. The custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

     Other -- Certain officers of the Trust are also officers of the Adviser, Administrator and/or the Distributor. Such officers (with the exception of the Chief Compliance Officer) receive no

STI CLASSIC FUNDS  March 31, 2005

     fees by the Trust for serving as officers of the Trust. Each of the eight trustees are compensated $43,000 ($344,000 total) and the Chairman of the Board receives $50,000 in meeting and retainer fees, plus the reimbursement for certain expenses incurred. Effective October 5, 2004, Trusco Capital Management, Inc. began providing an employee to serve as Chief Compliance Officer for the Trust and provide certain related services, and will receive a fee for this service of $120,000. In addition, BISYS provides an employee and staff to serve as an assistant to the Chief Compliance Officer for the Trust, including providing certain related services, and will receive a fee for these services of $150,000. Both fees are allocated across the assets of the Trust and the STI Classic Variable Trust. For the period ended March 31, 2005, the total related amounts paid by the Trust were $319,892.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc. to act as an agent in placing repurchase agreements for the Trust. For the period ended March 31, 2005, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield, earned by the Funds on those repurchase agreements (in thousands):

                                                 2005   2004
                                                 Fees   Fees
                                                 ----   ----
Classic Institutional Core Bond Fund...........  $ --   $ --
Classic Institutional High Quality Bond Fund...     2      1
Classic Institutional Intermediate Bond Fund...     5     --
Classic Institutional Limited Duration Fund....     1     --
Classic Institutional Super Short Income Plus
  Fund.........................................     5     11
Classic Institutional Total Return Bond Fund...     2     --
Classic Institutional U.S. Government
  Securities Super Short Income Plus Fund......     4      7
Seix Institutional High Yield Fund.............     8     --
Classic Institutional Cash Management Money
  Market Fund..................................    94    202
Classic Institutional U.S. Government
  Securities Money Market Fund.................    67    134
Classic Institutional U.S. Treasury Securities
  Money Market Fund............................   633    752

5. Investment Transactions

The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the period ended March 31, 2005, were as follows (in thousands):

                                                   Sales and
                                       Purchases   Maturities
                                       ---------   ----------
Classic Institutional Core Bond
  Fund...............................  $ 31,209    $   13,051
Classic Institutional High Quality
  Bond Fund..........................   148,315        54,913
Classic Institutional Intermediate
  Bond Fund..........................    26,048        18,897
Classic Institutional Limited
  Duration Fund......................     3,618        28,132
Classic Institutional Short-Term Bond
  Fund...............................     8,239        10,469
Classic Institutional Super Short
  Income Plus Fund...................    59,732        77,599
Classic Institutional Total Return
  Bond Fund..........................    34,652        42,354
Classic Institutional U.S. Government
  Securities Super Short Income Plus
  Fund...............................     8,275         8,483
Seix Institutional High Yield Fund...   631,088       851,814

The cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities, for the period ended March 31, 2005, were as follows (in thousands):

                                                     Sales and
                                         Purchases   Maturities
                                         ---------   ----------
Classic Institutional Core Bond Fund...  $431,406     $212,043
Classic Institutional High Quality Bond
  Fund.................................   186,499      229,361
Classic Institutional Intermediate Bond
  Fund.................................    40,656       19,121
Classic Institutional Limited Duration
  Fund.................................     1,814          103
Classic Institutional Short-Term Bond
  Fund.................................    13,695       15,110
Classic Institutional Super Short
  Income Plus Fund.....................    23,381       34,058
Classic Institutional Total Return Bond
  Fund.................................   127,731      106,627
Classic Institutional U.S. Government
  Securities Super Short Income Plus
  Fund.................................    18,754       41,506

                      (This page intentionally left blank)

STI CLASSIC FUNDS  March 31, 2005

6. Capital Share Transactions

Capital share transactions for the Funds were as follows (in thousands):

                                                                       Classic Institutional          Classic Institutional
                                         Classic Institutional              High Quality                  Intermediate
                                            Core Bond Fund                   Bond Fund                      Bond Fund
                                   ---------------------------------   ----------------------   ---------------------------------
                                   11/01/04-   11/01/03-   11/01/02-   06/01/04-   10/27/03*-   11/01/04-   11/01/03-   11/01/02-
                                   03/31/05    10/31/04    10/31/03    03/31/05     05/31/04    03/31/05    10/31/04    10/31/03
                                   ---------   ---------   ---------   ---------   ----------   ---------   ---------   ---------
Capital Transactions:
Institutional Shares:
 Proceeds from Shares Issued.....  $140,313    $ 40,140    $  1,085    $ 30,238     $ 26,414     $13,266     $ 7,192    $    561
 Dividends Reinvested............     1,000       2,082       1,629         497          147         712         973       1,126
 Cost of Shares Redeemed.........   (18,633)    (19,932)    (52,503)    (17,507)        (674)       (613)     (1,542)    (13,659)
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in Net Assets From
   Institutional Share
   Transactions..................  $122,680    $ 22,290    $(49,789)   $ 13,228     $ 25,887     $13,365     $ 6,623    $(11,972)
                                   --------    --------    --------    ---------    --------     -------     -------    --------
T Shares (1):
 Proceeds from Shares Issued.....  $125,973    $      1    $     --    $ 29,454     $116,614     $ 7,295     $     1    $     --
 Dividends Reinvested............       335          --          --         263           82          --          --          --
 Cost of Shares Redeemed.........    (4,379)         --          --    (114,559)      (5,577)         --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in Net Assets From T
   Shares Transactions...........  $121,929    $      1    $     --    $(84,842)    $111,119     $ 7,295     $     1    $     --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
L Shares (2):
 Proceeds from Shares Issued.....  $     --    $      1    $     --                              $    --     $     1    $     --
 Dividends Reinvested............        --          --          --                                   --          --          --
 Cost of Shares Redeemed.........        --          --          --                                   --          --          --
 Change in Net Assets From
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 L Shares Transactions...........  $     --    $      1    $     --                              $    --     $     1    $     --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
A Shares (3):
 Proceeds from Shares Issued.....  $    125    $    175    $    201                              $    --     $     1    $     --
 Dividends Reinvested............        --          --          --                                   --          --          --
 Cost of Shares Redeemed.........      (270)        (65)        (70)                                  --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in Net Assets From A
   Shares Transactions...........  $   (145)   $    110    $    131                              $    --     $     1    $     --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in Net Assets from
   Capital Transactions..........  $244,464    $ 22,402    $(49,658)   $(71,614)    $137,006     $20,660     $ 6,626    $(11,972)
                                   ========    ========    ========    =========    ========     =======     =======    ========
Share Transactions:
Institutional Shares:
 Issued..........................    13,738       3,935         106       3,038        2,643       1,289         710          55
 Reinvested......................        98         205         159          50           15          69          95         110
 Redeemed........................    (1,830)     (1,963)     (5,072)     (1,769)         (67)        (59)       (151)     (1,343)
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in Institutional Share
   Transactions..................    12,006       2,177      (4,807)      1,319        2,591       1,299         654      (1,178)
                                   --------    --------    --------    ---------    --------     -------     -------    --------
T Shares (1):
 Issued..........................    12,354          --          --       2,964       11,601         714          --          --
 Reinvested......................        33          --          --          26            8          --          --          --
 Redeemed........................      (431)         --          --     (11,458)        (559)         --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in T Share
   Transactions..................    11,956          --          --      (8,468)      11,050         714          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
L Shares (2):
 Issued..........................        --          --          --                                   --          --          --
 Reinvested......................        --          --          --                                   --          --          --
 Redeemed........................        --          --          --                                   --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in L Share
   Transactions..................        --          --          --                                   --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
A Shares (3):
 Issued..........................        12          17          19                                   --          --          --
 Reinvested......................        --          --          --                                   --          --          --
 Redeemed........................       (25)         (7)         (7)                                  --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in A Share
   Transactions..................       (13)         10          12                                   --          --          --
                                   --------    --------    --------    ---------    --------     -------     -------    --------
 Change in Share Transactions....    23,949       2,187      (4,795)     (7,149)      13,641       2,013         654      (1,178)
                                   ========    ========    ========    =========    ========     =======     =======    ========

           Classic Institutional               Classic Institutional               Classic Institutional
             Limited Duration                       Short-Term                      Super Short Income
                   Fund                              Bond Fund                           Plus Fund
     ---------------------------------   ---------------------------------   ---------------------------------
     11/01/04-   11/01/03-   11/01/02-   06/01/04-   06/01/03-   06/01/02-   06/01/04-   06/01/03-   06/01/02-
     03/31/05    10/31/04    10/31/03    03/31/05    05/31/04    05/31/03    03/31/05    05/31/04    05/31/03
     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
     $  8,164    $157,998    $261,425    $ 16,552     $24,777     $11,283    $ 33,501    $155,867    $190,846
          762       1,533         965         442         401         450         374         493         125
      (54,952)   (176,747)   (128,190)    (19,403)     (9,722)     (7,547)    (71,824)   (189,463)    (78,814)
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     $(46,026)   $(17,216)   $134,200    $ (2,409)    $15,456     $ 4,186    $(37,949)   $(33,103)   $112,157
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     $     --    $      1    $     --                                        $ 52,537    $150,211    $ 76,338
           --          --          --                                             281         210          35
           --          --          --                                         (51,043)    (82,032)     (6,651)
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     $     --    $      1    $     --                                        $  1,775    $ 68,389    $ 69,722
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     $     --    $      1    $     --
           --          --          --
           --          --          --
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     $     --    $      1    $     --
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     $(46,026)   $(17,214)   $134,200    $ (2,409)    $15,456     $ 4,186    $(36,174)   $ 35,286    $181,879
     ========    =========   =========   ========     =======     =======    ========    =========   ========
          819      15,801      26,179       1,649       2,444       1,113      16,701      77,447      94,687
           76         166          97          44          40          44         187         245          62
       (5,506)    (17,691)    (12,832)     (1,935)       (958)       (741)    (35,827)    (94,148)    (39,084)
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
       (4,611)     (1,724)     13,444        (242)      1,526         416     (18,939)    (16,456)     55,665
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
           --          --          --                                          26,310      74,978      37,979
           --          --          --                                             141         105          18
           --          --          --                                         (25,575)    (40,981)     (3,309)
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
           --          --          --                                             876      34,102      34,688
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
           --          --          --
           --          --          --
           --          --          --
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
           --          --          --
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
     --------    ---------   ---------   --------     -------     -------    --------    ---------   --------
       (4,611)     (1,724)     13,444        (242)      1,526         416     (18,063)     17,646      90,353
     ========    =========   =========   ========     =======     =======    ========    =========   ========

STI CLASSIC FUNDS  March 31, 2005

                                                                 Classic Institutional
                                  Classic Institutional             U.S. Government                    Seix Institutional
                                       Total Return             Securities Super Short                     High Yield
                                        Bond Fund                  Income Plus Fund                           Fund
                                  ----------------------   ---------------------------------   ----------------------------------
                                  06/01/04-   10/15/03*-   06/01/04-   06/01/03-   06/01/02-   11/01/04-   11/01/03-   11/01/02-
                                  03/31/05     05/31/04    03/31/05    05/31/04    05/31/03    03/31/05    10/31/04     10/31/03
                                  ---------   ----------   ---------   ---------   ---------   ---------   ---------   ----------
Capital Transactions:
Institutional Shares:
 Proceeds from Shares Issued....  $ 63,889     $18,136     $ 30,218    $ 62,017    $123,870    $144,588    $868,270    $1,018,097
 Dividends Reinvested...........       422         225          575         596         919      49,289      74,278        28,000
 Cost of Shares Redeemed........   (21,945)     (2,376)     (58,326)    (79,764)    (57,852)   (427,085)   (353,054)     (102,501)
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Net Assets From
   Institutional Share
   Transactions.................  $ 42,366     $15,985     $(27,533)   $(17,151)   $ 66,937    $(233,208)  $589,494    $  943,596
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
Corporate Trust Shares:
 Proceeds from Shares Issued....
 Dividends Reinvested...........
 Cost of Shares Redeemed........
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Net Assets From
   Corporate Trust Shares.......
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
T Shares (1):
 Proceeds from Shares Issued....  $  9,247     $34,463                                         $  1,179    $  1,798    $       --
 Dividends Reinvested...........       832         352                                               20          --            --
 Cost of Shares Redeemed........   (36,570)     (1,601)                                             (91)        (31)           --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Net Assets From T
   Shares Transactions..........  $(26,491)    $33,214                                         $  1,108    $  1,767    $       --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
L Shares (2):
 Proceeds from Shares Issued....                           $  5,128    $ 85,370    $ 25,108    $  3,438    $      1    $       --
 Dividends Reinvested...........                                280         480          14           7          --            --
 Cost of Shares Redeemed........                            (30,436)    (71,061)     (1,368)        (70)         --            --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Net Assets From L
   Shares Transactions..........                           $(25,028)   $ 14,789    $ 23,754    $  3,375    $      1    $       --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
A Shares (3):
 Proceeds from Shares Issued....                                                               $  1,729    $  3,288    $   19,870
 Dividends Reinvested...........                                                                    404         559           618
 Cost of Shares Redeemed........                                                                 (7,897)     (3,509)      (16,824)
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Net Assets From A
   Shares Transactions..........                                                               $ (5,764)   $    338    $    3,664
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Net Assets from
   Capital Transactions.........  $ 15,875     $49,199     $(52,561)   $ (2,362)   $ 90,691    $(234,489)  $591,600    $  947,260
                                  ========     =======     ========    ========    ========    =========   =========   ==========
Share Transactions:
Institutional Shares:
 Issued.........................     6,343       1,796       15,112      30,928      61,485      12,773      77,562        94,090
 Reinvested.....................        42          22          288         297         455       4,356       6,653         2,577
 Redeemed.......................    (2,180)       (232)     (29,178)    (39,825)    (28,680)    (37,787)    (31,699)       (9,352)
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Institutional Share
   Transactions.................     4,205       1,586      (13,778)     (8,600)     33,260     (20,658)     52,516        87,315
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
Corporate Trust Shares:
 Issued.........................
 Reinvested.....................
 Redeemed.......................
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Corporate Trust Share
   Transactions.................
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
T Shares (1):
 Issued.........................       922       3,381                                              104         159            --
 Reinvested.....................        83          35                                                2          --            --
 Redeemed.......................    (3,626)       (160)                                              (8)         (3)           --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in T Share
   Transactions.................    (2,621)      3,256                                               98         156            --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
L Shares (2):
 Issued.........................                                517       8,554       2,509         303          --            --
 Reinvested.....................                                 28          48           1           1          --            --
 Redeemed.......................                             (3,066)     (7,134)       (137)         (6)         --            --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in L Share
   Transactions.................                             (2,521)      1,468       2,373         298          --            --
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
A Shares (3):
 Issued.........................                                                                    157         303         1,950
 Reinvested.....................                                                                     36          51            60
 Redeemed.......................                                                                   (715)       (319)       (1,625)
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in A Share
   Transactions.................                                                                   (522)         35           385
                                  --------     -------     --------    --------    --------    ---------   ---------   ----------
 Change in Share Transactions...     1,584       4,842      (16,299)     (7,132)     35,633     (20,784)     52,707        87,700
                                  ========     =======     ========    ========    ========    =========   =========   ==========

 *  Commencement of operations.

(1) T shares were offered beginning on October 11, 2004 for the Classic Institutional Core Bond Fund, the Classic Institutional Intermediate Bond Fund, the Classic Institutional Limited Duration Fund and the Seix Institutional High Yield Fund. T shares were offered beginning on November 13, 2003, October 3, 2002 and January 14, 2004 for the Classic Institutional High Quality Bond Fund, the Classic Institutional Super Short Income Plus Fund and the Classic Institutional Total Return Fund, respectively.

(2) L shares were offered beginning on October 11, 2004 for the Classic Institutional Core Bond Fund, the Classic Institutional Intermediate Bond Fund, the Classic Institutional Limited Duration Fund and the Seix Institutional High Yield Fund. L Shares were offered beginning on April 16, 2003 for the Classic Institutional U.S. Government Securities Super Short Income Plus Fund.

(3) A shares were offered beginning on October 11, 2004 for the Classic Institutional Intermediate Bond Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

         Classic Institutional                     Classic Institutional                     Classic Institutional
            Cash Management                     U.S. Government Securities                 U.S. Treasury Securities
           Money Market Fund                         Money Market Fund                         Money Market Fund
---------------------------------------   ---------------------------------------   ---------------------------------------
 06/01/04-     06/01/03-     06/01/02-     06/01/04-     06/01/03-     06/01/02-     06/01/04-     06/01/03-     06/01/02-
 03/31/05      05/31/04      05/31/03      03/31/05      05/31/04      05/31/03      03/31/05      05/31/04      05/31/03
 ---------    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$ 7,385,743   $ 7,415,918   $ 8,275,886   $ 2,467,346   $ 2,512,598   $ 2,229,173   $ 2,489,770   $ 3,003,944   $ 3,267,354
     17,767        14,226        28,135         4,387         2,820         4,993         3,113         2,922         5,216
 (7,180,727)   (8,047,111)   (8,727,887)   (2,435,337)   (2,697,227)   (2,219,814)   (2,216,507)   (3,239,309)   (3,170,785)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$   222,783   $  (616,967)  $  (423,866)  $    36,396   $  (181,809)  $    14,352   $   276,376   $  (232,443)  $   101,785
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                                                    $ 3,119,275   $ 3,290,925   $ 3,516,733
                                                                                             --            --            --
                                                                                     (2,671,779)   (3,211,341)   (4,022,699)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                                                    $   447,496   $    79,584   $  (505,966)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$   222,783   $  (616,967)  $  (423,866)  $    36,396   $  (181,809)  $    14,352   $   723,872   $  (152,859)  $  (404,181)
===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========
  7,385,743     7,415,918     8,275,886     2,467,346     2,512,598     2,229,173     2,489,770     3,003,944     3,267,354
     17,767        14,226        28,135         4,387         2,820         4,993         3,113         2,922         5,216
 (7,180,727)   (8,047,111)   (8,727,887)   (2,435,337)   (2,697,227)   (2,219,814)   (2,216,507)   (3,239,309)   (3,170,785)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    222,783      (616,967)     (423,866)       36,396      (181,809)       14,352       276,376      (232,443)      101,785
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                                                      3,119,275     3,290,925     3,516,733
                                                                                             --            --            --
                                                                                     (2,671,779)   (3,211,341)   (4,022,699)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                                                        447,496        79,584      (505,966)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    222,783      (616,967)     (423,866)       36,396      (181,809)       14,352       723,872      (152,859)     (404,181)
===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

STI CLASSIC FUNDS  March 31, 2005

7. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

At March 31, 2005, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes generally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2005, were as follows (in thousands):

                                                                            Aggregate Gross   Aggregate Gross   Net Unrealized
                                                              Federal Tax     Unrealized        Unrealized       Appreciation
                                                                 Cost        Appreciation      Depreciation     (Depreciation)
                                                              -----------   ---------------   ---------------   --------------
Classic Institutional Core Bond Fund........................  $  345,449        $   260          $ (1,872)         $(1,612)
Classic Institutional High Quality Bond Fund................      64,196            131              (633)            (502)
Classic Institutional Intermediate Bond Fund................      55,789             81              (540)            (459)
Classic Institutional Limited Duration Fund.................      82,953             14               (15)              (1)
Classic Institutional Short-Term Bond Fund..................      37,926              1              (407)            (406)
Classic Institutional Super Short Income Plus Fund..........     215,509            137              (866)            (729)
Classic Institutional Total Return Bond Fund................      67,932            328              (524)            (196)
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund..........................................      62,381             44              (296)            (252)
Seix Institutional High Yield Fund..........................   1,407,751         19,160           (26,996)          (7,836)
Classic Institutional Cash Management Money Market Fund.....   2,591,422             --                --               --
Classic Institutional U.S. Government Securities Money
  Market Fund...............................................     896,071             --                --               --
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................   2,836,003             --               (85)             (85)

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2005 was as follows (in thousands):

                                                                 Distributions paid from
                                                              ------------------------------       Total
                                                              Net Investment   Net Long Term   Distributions
                            Fund                                  Income       Capital Gains       Paid*
                            ----                              --------------   -------------   -------------
Classic Institutional Core Bond Fund........................     $ 1,857          $  267          $ 2,124
Classic Institutional High Quality Bond Fund................       2,841              --            2,841
Classic Institutional Intermediate Bond Fund................         556             328              884
Classic Institutional Limited Duration Fund.................         821               3              824
Classic Institutional Short-Term Bond Fund..................         661              44              705
Classic Institutional Super Short Income Plus Fund..........       3,559              --            3,559
Classic Institutional Total Return Bond Fund................       1,724              --            1,724
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund..........................................       1,660              --            1,660
Seix Institutional High Yield Fund..........................      49,190           7,880           57,070
Classic Institutional Cash Management Money Market Fund.....      33,687              --           33,687
Classic Institutional U.S. Government Securities Money
  Market Fund...............................................      11,006              --           11,006
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................      22,216              --           22,216

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The tax character of distributions paid to shareholders during the fiscal years ended as noted, was as follows (in thousands):

                                                                 Distributions paid from
                                                              ------------------------------       Total
                                                              Net Investment   Net Long Term   Distributions
Fund                                                              Income       Capital Gains       Paid*
----                                                          --------------   -------------   -------------
Classic Institutional Core Bond Fund (a)....................     $ 2,217           $141           $ 2,358
Classic Institutional High Quality Bond Fund (b)............       1,056             --             1,056
Classic Institutional Intermediate Bond Fund (a)............         973             --               973
Classic Institutional Limited Duration Fund (a).............       1,544             --             1,544
Classic Institutional Short-Term Bond Fund (b)..............         651             20               671
Classic Institutional Super Short Income Plus Fund (b)......       3,817             --             3,817
Classic Institutional Total Return Bond Fund (b)............         607             --               607
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund (b)......................................       1,906             --             1,906
Seix Institutional High Yield Fund (a)......................      89,336            164            89,500
Classic Institutional Cash Management Money Market Fund
  (b).......................................................      23,696             --            23,696
Classic Institutional U.S. Government Securities Money
  Market Fund (b)...........................................       8,014             --             8,014
Classic Institutional U.S. Treasury Securities Money Market
  Fund (b)..................................................      12,365             36            12,401

(a) For the fiscal year ended October 31, 2004.

(b) For the fiscal year ended May 31, 2004.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2003 was as follows (in thousands):

                                                              Total Distributions
                                                                 Paid from Net
                                                                  Investment
Fund                                                                Income*
----                                                          -------------------
Classic Institutional Short-Term Bond Fund..................        $   718
Classic Institutional Super Short Income Plus Fund..........          2,148
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund..........................................          1,581
Classic Institutional Cash Management Money Market Fund.....         45,956
Classic Institutional U.S. Government Securities Money
  Market Fund...............................................         14,586
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................         23,256

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of March 31, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows:

                                 Undistributed   Undistributed                                    Accumulated         Unrealized
                                   Ordinary        Long Term     Accumulated   Distributions   Capital and Other     Appreciation
Fund                                Income       Capital Gains    Earnings        Payable           Losses         (Depreciation)**
----                             -------------   -------------   -----------   -------------   -----------------   ----------------
Classic Institutional Core Bond
  Fund.........................     $  803          $   --         $  803         $  (802)          $  (269)           $(1,609)
Classic Institutional High
  Quality Bond Fund............        207              --            207            (174)             (970)              (502)
Classic Institutional
  Intermediate Bond Fund.......        193             101            294            (155)               --               (459)
Classic Institutional Limited
  Duration Fund................        258              --            258            (192)               (8)                (1)
Classic Institutional
  Short-Term Bond Fund.........         81              --             81             (77)             (141)              (407)
Classic Institutional Super
  Short Income Plus Fund.......        466              --            466            (478)           (1,138)              (729)
Classic Institutional Total
  Return Bond Fund.............        222              --            222            (202)             (824)              (196)
Classic Institutional U.S.
  Government Securities Super
  Short Income Plus Fund.......        134              --            134            (150)           (1,031)              (252)
Seix Institutional High Yield
  Fund.........................     16,786           8,360         25,146          (7,939)               --             (7,835)
Classic Institutional Cash
  Management Money Market
  Fund.........................      5,551              --          5,551          (5,551)              (26)                --
Classic Institutional U.S.
  Government Securities Money
  Market Fund..................      1,771              --          1,771          (1,771)               --                 --
Classic Institutional U.S.
  Treasury Securities Money
  Market Fund..................      4,497              --          4,497          (4,421)             (156)               (85)

                                       Total
                                    Accumulated
Fund                             Earnings (Deficit)
----                             ------------------
Classic Institutional Core Bond
  Fund.........................       $(1,877)
Classic Institutional High
  Quality Bond Fund............        (1,439)
Classic Institutional
  Intermediate Bond Fund.......          (320)
Classic Institutional Limited
  Duration Fund................            57
Classic Institutional
  Short-Term Bond Fund.........          (544)
Classic Institutional Super
  Short Income Plus Fund.......        (1,879)
Classic Institutional Total
  Return Bond Fund.............        (1,000)
Classic Institutional U.S.
  Government Securities Super
  Short Income Plus Fund.......        (1,299)
Seix Institutional High Yield
  Fund.........................         9,372
Classic Institutional Cash
  Management Money Market
  Fund.........................           (26)
Classic Institutional U.S.
  Government Securities Money
  Market Fund..................            --
Classic Institutional U.S.
  Treasury Securities Money
  Market Fund..................          (165)

** The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FUNDS  March 31, 2005

As of the latest tax year end of March 31, 2005, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                                    Expires
                                                              -------------------
Fund                                                            2012       2013
----                                                          --------   --------
Classic Institutional Core Bond Fund........................  $     --   $269,247
Classic Institutional High Quality Bond Fund................        --    970,044
Classic Institutional Limited Duration Fund.................        --      8,036
Classic Institutional Short-Term Bond Fund..................        --     22,178
Classic Institutional Super Short Income Plus Fund..........   587,658    548,433
Classic Institutional Total Return Bond Fund................   218,476    572,985
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund..........................................   518,385    393,173
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................        --    156,332

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Funds have incurred and will elect to defer capital losses as follows:

Fund                                                           Capital Losses
----                                                           --------------
Classic Institutional Short-Term Bond Fund..................      $118,874
Classic Institutional Super Short Income Plus Fund..........         2,478
Classic Institutional Total Return Bond Fund................        32,357
Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund..........................................       119,276
Classic Institutional Cash Management Money Market Fund.....        26,100

8. Portfolio Investment Risks

Funds that invest in high yield instruments are subject to certain additional credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. High Yield securities involved greater risk of default or downgrade and are more volatile than investment grade securities.

The Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds hold certain securities whereby the issuer operates under a congressional charter; these securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.

9. Securities Lending

The Classic Institutional Short-Term Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional U.S. Government Securities Super Short Income Plus Fund and Seix Institutional High Yield Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash. The initial value of the collateral is at least 102% of the market value of the securities loaned, and 100% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio. This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements and U.S. Agency Obligations. At March 31, 2005, the Portfolio was invested in commercial paper, repurchase agreements, asset backed securities and U.S. Agency Obligations (with interest rates ranging from 2.72% to 3.13% and maturity dates ranging from 04/01/05 to 03/04/08). The Funds paid fees for securities lending for the period ended March 31, 2005, which have been netted against the Security Lending Income on the Statements of Operations. These fees are presented below (in thousands):

                                                         Fees
                                                         -----
Classic Institutional Short-Term Bond Fund.............  $  --
Classic Institutional Super Short Income Plus Fund.....     --
Classic Institutional U.S. Government Securities Super
  Short Income Plus Fund...............................     --
Seix Institutional High Yield Fund.....................     --

Amounts designated as "--" have been rounded to $0.

10. Subsequent Event

On April 1, 2005, the Institutional Shares and T Shares of the Classic Institutional Super Short Income Plus Fund and Classic Institutional U.S. Government Super Short Income Plus Fund completed a 5:1 reverse share split to move the respective net asset values per share to $10.00 per share. This reverse share split was authorized by the Board on February 15, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Institutional Core Bond Fund, Classic Institutional High Quality Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Fund, Classic Institutional Short-Term Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund, Classic Institutional U.S. Government Securities Super Short Income Plus Fund, Seix Institutional High Yield Fund, Classic Institutional Cash Management Money Market Fund, Classic Institutional U.S. Government Securities Money Market Fund and Classic Institutional U.S. Treasury Securities Money Market Fund (twelve of the forty-nine funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the period June 1, 2004 to March 31, 2005 and the year (or period) ended May 31, 2004, the changes in each of their net assets for the period June 1, 2004 to March 31, 2005 and for each of the two years (or periods) in the period ended May 31, 2004 and the financial highlights for the period June 1, 2004 to March 31, 2005 and for each of the three years (or periods) in the period ended May 31, 2004, except for the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Bond Fund and Seix Institutional High Yield Bond Fund for which the results of their operations, the changes in their net assets and the financial highlights are for the period November 1, 2004 to March 31, 2005 and the year ended October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended October 31, 2003 and the financial highlights for each of the four years (or periods) ended October 31, 2003 of Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Classic Institutional Limited Duration Bond Fund and Seix Institutional High Yield Bond Fund were audited by other independent accountants whose report dated December 19, 2003 expressed an unqualified opinion on those financial statements. The financial highlights for each of the two years (or periods) ended May 31, 2001 of all other funds were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2005

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Member." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Member." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                        TERM OF                     PRINCIPAL                 NUMBER OF
   NAME, ADDRESS,      POSITION(S)     OFFICE AND                 OCCUPATION(S)               PORTFOLIOS
         AND            HELD WITH      LENGTH OF                    DURING THE               OVERSEEN FOR
    DATE OF BIRTH       THE GROUP     TIME SERVED                  PAST 5 YEARS               THE TRUST
---------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
Richard W. Courts, II    Trustee        Indefinite:   Chairman, Atlantic Investment Company.      49
3435 Stelzer Road                             since
Columbus, OH 43219                   November, 2001
01/18/36
---------------------------------------------------------------------------------------------------------
Clarence H. Ridley       Trustee        Indefinite:   Chairman, Haverty Furniture Companies,      49
3435 Stelzer Road                             since   2001 to present; Partner, King and
Columbus, OH 43219                   November, 2001   Spaulding LLP (law firm), 1977 to
06/03/42                                              2000.
---------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
Thomas Gallagher         Trustee        Indefinite:   President and CEO, Genuine Parts            49
3435 Stelzer Road                        since May,   Company.
Columbus, OH 43219                             2000
11/25/47
---------------------------------------------------------------------------------------------------------
F. Wendell Gooch         Trustee        Indefinite:   Retired.                                    49
3435 Stelzer Road                        since May,
Columbus, OH 43219                             1992
12/03/32
---------------------------------------------------------------------------------------------------------
James O. Robbins         Trustee        Indefinite:   President and Chief Executive Officer,      49
3435 Stelzer Road                        since May,   Cox Communications, Inc.
Columbus, OH 43219                             2000
07/04/42
---------------------------------------------------------------------------------------------------------
Jonathan T. Walton       Trustee        Indefinite:   Retired.                                    49
3435 Stelzer Road                             since
Columbus, OH 43219                   February, 1998
03/28/30
---------------------------------------------------------------------------------------------------------
Sidney E. Harris         Trustee        Indefinite:   Professor (since 2004) and Dean (1997-      49
3435 Stelzer Road                             since   2004) of J. Mack Robinson College of
Columbus, OH 43219                   November, 2004   Business, Georgia State University.
07/21/49
---------------------------------------------------------------------------------------------------------
Warren Y. Jobe           Trustee        Indefinite:   Retired. EVP, Georgia Power Co. and         49
3435 Stelzer Road                             since   SVP, Southern Co. (1998-2001).
Columbus, OH 43219                   November, 2004
11/12/40
---------------------------------------------------------------------------------------------------------
Charles D. Winslow       Trustee        Indefinite:   Retired. Former Partner, Accenture.         49
3435 Stelzer Road                             since
Columbus, OH 43219                   November, 2004
07/13/35
---------------------------------------------------------------------------------------------------------
Connie D. McDaniel       Trustee        Indefinite:   Vice President and Controller, The          49
3435 Stelzer Road                        since May,   Coca- Cola Co.
Columbus, OH 43219                             2005
04/10/58
---------------------------------------------------------------------------------------------------------

                                    OTHER
   NAME, ADDRESS,               DIRECTORSHIPS
         AND                    HELD BY BOARD
    DATE OF BIRTH                  MEMBER
-------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
Richard W. Courts, II  Director, Cousins Properties,
3435 Stelzer Road      Inc.; Director, Genuine Parts
Columbus, OH 43219     Co.; Director, Piedmont Medical
01/18/36               Center; Director, SunTrust
                       Bank, Atlanta; Chairman, Courts
                       Foundation; Chairman, J. Bulow
                       Campbell Foundation. Trustee of
                       STI Classic Variable Trust.
---------------------------------------------------------------------------------------------------------
Clarence H. Ridley     Director, Crawford & Co.
3435 Stelzer Road      Trustee of STI Classic Variable
Columbus, OH 43219     Trust.
06/03/42
---------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
Thomas Gallagher       Director, NAPA; Director,
3435 Stelzer Road      Genuine Parts Co.; Director,
Columbus, OH 43219     Stone Mountain Industrial Park;
11/25/47               Trustee, The Lovett School;
                       Director, Oxford Industries.
                       Trustee of STI Classic Variable
                       Trust.
---------------------------------------------------------------------------------------------------------
F. Wendell Gooch       Trustee of STI Classic Variable
3435 Stelzer Road      Trust, and SEI Family of Funds.
Columbus, OH 43219
12/03/32
---------------------------------------------------------------------------------------------------------
James O. Robbins       Director, National Cable and
3435 Stelzer Road      Telecommunications Association;
Columbus, OH 43219     Director, Cable Labs; Director,
07/04/42               C- SPAN; Director, Discovery
                       Channel; Trustee, St. Paul's
                       Schools; Director, Cox
                       Communications. Trustee of STI
                       Classic Variable Trust.
---------------------------------------------------------------------------------------------------------
Jonathan T. Walton     Director, Detroit Riverfront
3435 Stelzer Road      Conservancy. Trustee of STI
Columbus, OH 43219     Classic Variable Trust
03/28/30
---------------------------------------------------------------------------------------------------------
Sidney E. Harris       Director, ServiceMaster;
3435 Stelzer Road      Director, Total System
Columbus, OH 43219     Services, Inc.; Director,
07/21/49               Transamerica Investors, Inc.
                       Trustee of STI Classic Variable
                       Trust.
---------------------------------------------------------------------------------------------------------
Warren Y. Jobe         Director, WellPoint, Inc.;
3435 Stelzer Road      Director, UniSource Energy
Columbus, OH 43219     Corp.; Director, HomeBanc Corp.
11/12/40               Trustee of STI Classic Variable
                       Trust.
---------------------------------------------------------------------------------------------------------
Charles D. Winslow     Trustee of STI Classic Variable
3435 Stelzer Road      Trust.
Columbus, OH 43219
07/13/35
---------------------------------------------------------------------------------------------------------
Connie D. McDaniel     Trustee of STI Classic Variable
3435 Stelzer Road      Trust.
Columbus, OH 43219
04/10/58
---------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

                                               TERM OF
                                             OFFICE AND
                             POSITION(S)      LENGTH OF
   NAME, ADDRESS, AND         HELD WITH         TIME                         PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH            THE GROUP        SERVED                        DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
R. Jeffrey Young           President         Since 2004    Senior Vice President, Relationship Management, BISYS Fund
3435 Stelzer Road                                          Services since April 2002. Vice President, Client Services,
Columbus, OH 43219                                         BISYS Fund Services from May 1997 to April 2002.
08/22/64
-----------------------------------------------------------------------------------------------------------------------
David L. Hughes            Treasurer and     Since 2005    Vice President, Financial Administration, BISYS Fund
3435 Stelzer Road          CFO                             Services since February 2005. Assistant Vice President,
Columbus, OH 43219                                         Evergreen Investments from 2000 to 2004; Fund Accounting
01/25/63                                                   Manager, Fidelity Investments from 1998 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice    Since 2003    Chief Compliance Officer and Managing Director of Trusco
50 Hurt Plaza              President,                      Capital Management, Inc. since March 2003 and President of
Atlanta, GA 30303          Assistant                       Investment Industry Consultants, LLC since June 2000.
10/02/52                   Secretary and                   Director of Compliance at INVESCO, Inc. from March 1995 to
                           CCO                             June 2000.
-----------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary         Since 2005    Senior Counsel, Legal Services, BISYS Fund Services since
3435 Stelzer Road                                          December 2004. Director and Counsel, Investors Bank & Trust
Columbus, OH 43219                                         Company from October 1999 to November 2004.
07/08/46
-----------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant         Since 2004    Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary                       since January 2002. Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                         Compliance, BISYS Fund Services from June 1995 to January
04/07/67                                                   2002.
-----------------------------------------------------------------------------------------------------------------------
Julie M. Powers            Assistant         Since 2004    Senior Paralegal, Legal Services, BISYS Fund Services since
3435 Stelzer Road          Secretary                       June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine &
Columbus, OH 43219                                         Huber LLP from March 1998 to June 2000.
10/08/69
-----------------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLES (UNAUDITED)
As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges; and redemption fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                              Beginning           Ending           Expense Paid
                                                            Account Value     Account Value       During Period*
                                                              10/01/04           3/31/05         10/01/04-3/31/05
                                                            -------------     --------------     ----------------
Classic Institutional Core
 Bond Fund...................    Institutional Shares         $1,000.00         $1,008.80             $2.20
                                 T Shares (a)                  1,000.00          1,007.90              2.55
                                 L Shares (a)                  1,000.00          1,005.80              5.40
                                 A Shares                      1,000.00          1,006.40              3.35
Classic Institutional High
 Quality Bond Fund...........    Institutional Shares          1,000.00            995.70              3.33
                                 T Shares                      1,000.00            995.90              4.13
Classic Institutional
 Intermediate Bond Fund......    Institutional Shares          1,000.00            999.50              1.84
                                 T Shares (a)                  1,000.00            998.30              2.84
                                 L Shares (a)                  1,000.00            995.80              5.42
                                 A Shares (a)                  1,000.00            997.50              3.64
Classic Institutional Limited
 Duration Fund...............    Institutional Shares          1,000.00          1,009.80              1.30
                                 T Shares (a)                  1,000.00          1,009.60              1.70
                                 L Shares (a)                  1,000.00          1,007.90              3.50
Classic Institutional
 Short-Term Bond Fund........    Institutional Shares          1,000.00          1,000.30              2.04
Classic Institutional Super
 Short Income Plus Fund......    Institutional Shares          1,000.00          1,006.70              1.60
                                 T Shares                      1,000.00          1,005.80              2.55
Classic Institutional Total
 Return Bond Fund............    Institutional Shares          1,000.00          1,009.60              2.96
                                 T Shares                      1,000.00          1,009.70              3.66
Classic Institutional U.S.
 Government Securities Super
 Short Income Plus Fund......    Institutional Shares          1,000.00          1,007.80              0.85
                                 L Shares                      1,000.00          1,008.30              2.35
Seix Institutional High Yield
 Fund........................    Institutional Shares          1,000.00          1,011.30              2.46
                                 T Shares (a)                  1,000.00          1,010.60              3.31
                                 L Shares (a)                  1,000.00          1,007.20              5.65
                                 A Shares                      1,000.00          1,010.20              3.66
Classic Institutional Cash
 Management Money Market
 Fund........................    Institutional Shares          1,000.00          1,010.10              0.90
Classic Institutional U.S.
 Government Securities Money
 Market Fund.................    Institutional Shares          1,000.00          1,009.60              1.20
Classic Institutional U.S.
 Treasury Securities Money
 Market Fund.................    Institutional Shares          1,000.00          1,009.60              1.20
                                 Corporate Trust
                                 Shares................        1,000.00          1,008.60              2.20

                                Expense Ratio
                               During Period**
                               10/01/04-3/31/05
                               ----------------
Classic Institutional Core
 Bond Fund...................        0.44%
                                     0.51%
                                     1.08%
                                     0.67%
Classic Institutional High
 Quality Bond Fund...........        0.67%
                                     0.83%
Classic Institutional
 Intermediate Bond Fund......        0.37%
                                     0.57%
                                     1.09%
                                     0.73%
Classic Institutional Limited
 Duration Fund...............        0.26%
                                     0.34%
                                     0.70%
Classic Institutional
 Short-Term Bond Fund........        0.41%
Classic Institutional Super
 Short Income Plus Fund......        0.32%
                                     0.51%
Classic Institutional Total
 Return Bond Fund............        0.59%
                                     0.73%
Classic Institutional U.S.
 Government Securities Super
 Short Income Plus Fund......        0.17%
                                     0.47%
Seix Institutional High Yield
 Fund........................        0.49%
                                     0.66%
                                     1.13%
                                     0.73%
Classic Institutional Cash
 Management Money Market
 Fund........................        0.18%
Classic Institutional U.S.
 Government Securities Money
 Market Fund.................        0.24%
Classic Institutional U.S.
 Treasury Securities Money
 Market Fund.................        0.24%
                                     0.44%

---------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

**  Annualized.

(a) Class commenced operations on October 11, 2004.

EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Beginning          Ending           Expense Paid        Expense Ratio
                                                        Account Value     Account Value      During Period*      During Period**
                                                          10/01/04           3/31/05        10/01/04-3/31/05     10/01/04-3/31/05
                                                        -------------     -------------     ----------------     ----------------
Classic Institutional Core
  Bond Fund................  Institutional Shares         $1,000.00         $1,022.74            $2.22                 0.44%
                             T Shares (a)                  1,000.00          1,022.39             2.57                 0.51%
                             L Shares (a)                  1,000.00          1,019.55             5.44                 1.08%
                             A Shares                      1,000.00          1,021.59             3.38                 0.67%
Classic Institutional High
  Quality Bond Fund........  Institutional Shares          1,000.00          1,021.59             3.38                 0.67%
                             T Shares                      1,000.00          1,020.79             4.18                 0.83%
                             L Shares                      1,000.00          1,017.85             7.14                 1.42%
Classic Institutional
  Intermediate Bond Fund...  Institutional Shares          1,000.00          1,023.09             1.87                 0.37%
                             T Shares (a)                  1,000.00          1,022.09             2.87                 0.57%
                             L Shares (a)                  1,000.00          1,019.50             5.49                 1.09%
                             A Shares (a)                  1,000.00          1,021.29             3.68                 0.73%
Classic Institutional
  Limited Duration Fund....  Institutional Shares          1,000.00          1,023.64             1.31                 0.26%
                             T Shares (a)                  1,000.00          1,023.24             1.72                 0.34%
                             L Shares (a)                  1,000.00          1,021.44             3.53                 0.70%
Classic Institutional
  Short-Term Bond Fund.....  Institutional Shares          1,000.00          1,022.89             2.07                 0.41%
Classic Institutional Super
  Short Income Plus Fund...  Institutional Shares          1,000.00          1,023.34             1.61                 0.32%
                             T Shares                      1,000.00          1,022.39             2.57                 0.51%
Classic Institutional Total
  Return Bond Fund.........  Institutional Shares          1,000.00          1,021.99             2.97                 0.59%
                             T Shares                      1,000.00          1,021.29             3.68                 0.73%
Classic Institutional U.S.
  Government Securities
  Super Short Income Plus
  Fund.....................  Institutional Shares          1,000.00          1,024.08             0.86                 0.17%
                             L Shares                      1,000.00          1,022.59             2.37                 0.47%
Seix Institutional High
  Yield Fund...............  Institutional Shares          1,000.00          1,022.49             2.47                 0.49%
                             T Shares (a)                  1,000.00          1,021.64             3.33                 0.66%
                             L Shares (a)                  1,000.00          1,019.30             5.69                 1.13%
                             A Shares                      1,000.00          1,021.29             3.68                 0.73%

--------------------------------------------------------------------------------

                                                          Beginning          Ending           Expense Paid        Expense Ratio
                                                        Account Value     Account Value      During Period*      During Period**
                                                          10/01/04           3/31/05        10/01/04-3/31/05     10/01/04-3/31/05
                                                        -------------     -------------     ----------------     ----------------
Classic Institutional Cash
  Management Money Market
  Fund.....................  Institutional Shares         $1,000.00         $1,024.03            $0.91                 0.18%
Classic Institutional U.S.
  Government Securities
  Money Market Fund........  Institutional Shares          1,000.00          1,023.73             1.21                 0.24%
Classic Institutional U.S.
  Treasury Securities Money
  Market Fund..............  Institutional Shares          1,000.00          1,023.73             1.21                 0.24%
                             Corporate Trust Shares        1,000.00          1,022.74             2.22                 0.44%

---------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the year.

**  Annualized.

(a) Class commenced operations on October 11, 2004.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of the shareholders of STI Classic Funds (the "Funds") was held on November 15, 2004. At the meeting shareholders voted and approved the following proposal:

     Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

     The results of this meeting are presented below:

                             RICHARD W. COURTS, II

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,079,484.413           57.607%                  99.775%
Withhold................................     19,527,110.520             .130%                    .225%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                              THOMAS C. GALLAGHER

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,647,093,895.243           57.634%                  99.821%
Withhold................................     15,512,699.690             .103%                    .179%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                F. WENDELL GOOCH

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,646,942,792.353           57.632%                  99.819%
Withhold................................     15,663,802.580             .105%                    .181%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                SIDNEY E. HARRIS

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,726,038.293           57.611%                  99.782%
Withhold................................     18,880,556.640             .126%                    .218%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                 WARREN Y. JOBE

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,699,091.683           57.611%                  99.782%
Withhold................................     18,907,503.250             .126%                    .218%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                               CLARENCE H. RIDLEY

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,065,943.353           57.607%                  99.774%
Withhold................................     19,540,651.580             .130%                    .226%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                                JAMES O. ROBBINS

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,422,544.023           57.609%                  99.779%
Withhold................................     19,184,050.910             .128%                    .221%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                               JONATHAN T. WALTON

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,647,114,982.373           57.634%                  99.821%
Withhold................................     15,491,612.560             .103%                    .179%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

                               CHARLES D. WINSLOW

                                             # of Shares      % of Outstanding Shares   % of Shares Present
                                          -----------------   -----------------------   -------------------
Affirmative.............................  8,643,530,202.353           57.610%                  99.780%
Withhold................................     19,076,392.580             .127%                    .220%
                                          -----------------           ------                  -------
Total...................................  8,662,606,594.933           57.737%                 100.000%

A special Meeting of the Shareholders of the Seix Funds, Inc. was held on September 23, 2004. At the meeting, shareholders voted on and approved the following proposals:

Proposal 1: Approval of the Agreement and Plan of Reorganization, which provides for: (1) the transfer of all of the assets and liabilities of each portfolio of the Seix Funds, Inc. in exchange for shares of the corresponding series of the Trust; (2) the distribution of the Trust's shares so received to shareholders of the corresponding Seix Fund; and (3) the termination under state law of the Seix Funds.

Proposal 2: Approval of a new investment advisory agreement between Trusco
            Capital Management, Inc. and the Seix Funds on behalf of each Seix Fund.

The results of this meeting are presented below:

Proposal 1:                                                      For       Against    Abstain      Total
-----------                                                   ----------   -------   ---------   ----------
Seix Core Bond Fund.........................................   4,060,433       --          117    4,060,550
Seix Intermediate Bond Fund.................................   2,910,988       --           --    2,910,988
Seix High Yield Fund........................................  82,585,863   44,534    1,225,616   83,856,013
Seix Limited Duration Fund..................................  11,824,034       --           --   11,824,034

Proposal 2:                                                      For       Against    Abstain      Total
-----------                                                   ----------   -------   ---------   ----------
Seix Core Bond Fund.........................................   4,060,433       --          117    4,060,550
Seix Intermediate Bond Fund.................................   2,910,988       --           --    2,910,988
Seix High Yield Fund........................................  82,630,397       --    1,225,616   83,856,013
Seix Limited Duration Fund..................................  11,824,034       --           --   11,824,034

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities during the period ended March 31, 2005 is available (1) without charge, upon request, by calling 1-800-428-6970, or on the Funds' website at www.sticlassicfunds.com, and (2) on the Securities and Exchange Commission's website at www.sec.gov.

Other Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review, or for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12
     (A)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS WARREN Y. JOBE, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Information presented in Item 4 represents amounts paid by the registrant, including amounts paid for the services to the Funds included in the accompanying report (see Item 1).

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                  2004 $563,000
                  2005 $700,260


         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         Audit-Related Fees: the aggregate fees billed for each of the last two fiscal years for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Item 1 were as follows:

                  2004 $72,000 (1)
                  2005 $94,500 (1)

                  Notes:

                           (1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act.


         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         Tax Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

                  2004 $0
                  2005 $0


         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         All Other Fees: the aggregate fees billed for each of the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP to the Trust, other than the services reported in Items 1 through 3.

                  2004 $0
                  2005 $0


         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                THE TRUST'S AUDIT COMMITTEE CHARTER PROVIDES THAT THE PRINCIPAL RESPONSIBILITIES OF THE COMMITTEE SHALL INCLUDE APPROVING AUDIT AND NON-AUDIT SERVICES AN INDEPENDENT ACCOUNTING FIRM PROVIDES TO THE TRUST (AND CERTAIN TRUST SERVICE PROVIDERS) AS REQUIRED BY AND IN ACCORDANCE WITH APPLICABLE LAW. THE COMMITTEE IS AUTHORIZED TO DEVELOP POLICIES AND PROCEDURES, IN ACCORDANCE WITH APPLICABLE LAW, THAT PROVIDE FOR THE ADVANCE PRE-APPROVAL OF SOME OR ALL AUDIT AND NON-AUDIT SERVICES. THE COMMITTEE IS FURTHER AUTHORIZED TO DELEGATE ITS RESPONSIBILITY TO PRE-APPROVE AUDIT AND NON-AUDIT SERVICES TO ONE OR MORE MEMBERS OF THE COMMITTEE, IN ACCORDANCE WITH APPLICABLE LAW.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                2004 0%
                2005 0%

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         NOT APPLICABLE.


         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds, and rendered to the Funds investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds for each of the last two fiscal years of the registrant were as follows:

                  2004 $ 1,795,277 (1)
                  2005 $ 3,411,364 (1)

                  (1) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.


         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         THE AUDIT COMMITTEE HAS CONSIDERED THAT THE PROVISION OF NON-AUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (C)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.   SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

THE TRUST, EFFECTIVE SEPTEMBER 28, 2004, ADOPTED PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.


         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      STI Classic Funds
            -------------------------------------------------------------------

By (Signature and Title)*           /s/ David Hughes, Treasurer
                         ------------------------------------------------------
                           David Hughes, Treasurer

Date    June 3, 2005
     ---------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/    R. Jeffrey Young, President
                         ------------------------------------------------------
                           R. Jeffrey Young, President

Date      June 3, 2005
     --------------------------

By (Signature and Title)*  /s/ David Hughes, Treasurer
                         ------------------------------------------------------
                           David Hughes, Treasurer

Date      June 3, 2005
      ---------------------



* Print the name and title of each signing officer under his or her signature.